UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2023
Columbia Balanced Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Balanced Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Balanced Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks high total return by investing in common stocks and debt securities.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 1997
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended August 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	9.99	7.42	8.09
	Including sales charges		3.67	6.16	7.46
Advisor Class		11/08/12	10.26	7.69	8.37
Class C	Excluding sales charges	10/13/03	9.18	6.62	7.29
	Including sales charges		8.18	6.62	7.29
Institutional Class		10/01/91	10.27	7.69	8.37
Institutional 2 Class		03/07/11	10.30	7.73	8.44
Institutional 3 Class		11/08/12	10.35	7.78	8.49
Class R		09/27/10	9.72	7.15	7.83
Blended Benchmark			9.04	7.14	8.41
S&P 500 Index			15.94	11.12	12.81
Bloomberg U.S. Aggregate Bond Index			-1.19	0.49	1.48
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/investor/ or calling 800.345.6611.
The Blended Benchmark is a weighted custom composite consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Balanced Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2023)
Asset-Backed Securities — Non-Agency	5.9
Commercial Mortgage-Backed Securities - Non-Agency	3.9
Common Stocks	52.3
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	6.6
Exchange-Traded Equity Funds	1.6
Foreign Government Obligations	0.0(a)
Money Market Funds	9.3
Residential Mortgage-Backed Securities - Agency	11.7
Residential Mortgage-Backed Securities - Non-Agency	8.4
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Balanced Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2023, Class A shares of Columbia Balanced Fund returned 9.99% excluding sales charges. The Fund’s Blended Benchmark returned 9.04%. During the same 12-month period, the Fund’s equity benchmark, the S&P 500 Index, returned 15.94% while the Fund’s fixed-income benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -1.19%.
Market overview
The broad U.S. equity market delivered strong gains during the annual period, despite continued concerns about a future economic slowdown and a series of rate hikes by the U.S. Federal Reserve (Fed) that tapered from aggressive to more measured by period-end to tame stubborn inflation. Market momentum picked up as the period progressed as better-than-feared earnings drove equity gains. The period, however, was far from smooth.
In March 2023, the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse led to fears of a financial crisis. In response, the Fed created a lending facility to support bank liquidity while the market began to price in multiple cuts in the federal funds target rate over the second half of 2023. At its March 2023 meeting, the Fed raised the federal funds target rate by another quarter-point to a range of 4.75% to 5.0%. The rate hike was generally welcomed by investors as a signal that the Fed viewed the financial system as remaining on stable footing.
Inflation continued to decline as the period progressed.  Through August 2023, the rate of year-over-year U.S. inflation had decelerated to 3.7%, a meaningful reduction from the four decade high of 9.1% in June 2022, though still higher than the Fed’s 2% inflation target. Nonetheless, with the economy displaying surprising resilience and employment remaining historically robust, the Fed implemented additional 25 basis point increases at its early May and late July meetings, bringing the federal funds target rate to the 5.25% to 5.50% range. (A basis point is 1/100 of a percent.)
Sentiment remained quite positive through the latter months of the period, as the Fed slowed its pace of rate hikes in response to cooling inflation. Investors were further encouraged by the fact that economic growth and corporate earnings — while slowing — did not decline to the extent that the markets had anticipated in late 2022. These factors combined to fuel an impressive gain for equities, but the majority of the positive return was generated by a small group of mega-cap technology-related stocks. Much of the relative strength in this area came from companies expected to benefit from the evolution of artificial intelligence (AI). The growth style strongly outpaced value as a result, with returns of 21.94% and 8.59%, respectively, for the Russell 1000 Growth Index and the Russell 1000 Value Index. The small-cap Russell 2000 Index, which is less influenced by AI-related trends and is more sensitive to concerns about the banking sector, returned 4.65%, unable to keep pace with the rally in large caps.
Within fixed income, sector performance was mixed for the performance period.  Lower quality outperformed on an excess return basis, with high yield, emerging markets and investment grade BBB credit performing the best. Asset-backed securities (ABS) and investment-grade corporates produced positive absolute and excess returns over the period. In securitized bonds, agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) produced both negative absolute and excess returns. Within the investment-grade corporate market, lower rated securities generated positive excess returns relative to treasuries and outperformed higher quality securities over the period.
The Fund’s notable contributors during the period
•	The strong performance of the Fund’s equity segment during the period was led by performance of its holdings in the information technology, communication services, industrials, financials and health care sectors.
•	Top individual contributors to the performance of the Fund’s equity segment included:
○	NVIDIA Corp., a semiconductor company that is a leading supplier of artificial intelligence hardware and software;
○	Microsoft Corp., a multinational technology company that develops and supports software, services, devices and solutions worldwide; and
○	Eli Lilly & Co., a drug manufacturer that develops and markets human pharmaceuticals worldwide.
•	The fixed-income segment of the Fund benefited from owning sectors such as non-agency mortgages, ABS and CMBS, which had positive absolute returns during the period.
Columbia Balanced Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Security selection within the fixed-income segment was positive within the ABS and CMBS sectors. Investment-grade corporate and ABS had positive total returns and excess returns during the reporting period.
•	The fixed-income portion of the Fund also benefited from its exposure to high-yield securities as high yield significantly outperformed investment grade during the reporting period.
The Fund’s notable detractors during the period
•	The largest detracting areas for the equity portion of the Fund during the period included the real estate, materials and utilities sectors.
•	Holdings that detracted most from Fund performance within the equity segment included:
○	American Tower Corp., a real estate investment trust that owns and operates wireless and broadcast communications infrastructure in several countries worldwide;
○	CVS Health Corp., a healthcare company which owns CVS Pharmacy, CVS Caremark and Aetna, among many other brands; and
○	International Flavors & Fragrances, Inc., a chemical company that produces flavors, fragrances and active ingredients for cosmetics.
○	The Fund’s positions in CVS Health and International Flavors & Fragrances were sold in the second half of the period.
•	The fixed-income portion of the Fund was long duration versus its benchmark, which negatively impacted performance in the fixed-income segment of the Fund as interest rates rose during the reporting period.
○	Compared to August 31, 2022, the 2-year Treasury yield increased 140 basis points (bps) from 3.45% to 4.85% while the 10-year Treasury yield rose 94 bps from 3.15% to 4.09%. The slope of the yield curve flattened. The yield difference between the 10-year Treasury and the 2-year Treasury was -76 bps in August 2023 versus -30 bps in the prior year.
•	Agency MBS generated both negative total returns and negative excess returns. The Fund added to them during the year and was overweight, which had a negative impact on performance. We continue to favor agency MBS due to the improved technical situation and cheap valuations versus long term averages.
•	Investment-grade corporates significantly outperformed treasuries during the period. The Fund had less exposure to the investment-grade corporate sector versus the benchmark as we believed other sectors were more attractive, which ultimately weighed on relative performance. Security selection within the sector, as noted above, contributed positively to performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Balanced Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,110.50	1,020.52	4.95	4.74	0.93
Advisor Class	1,000.00	1,000.00	1,111.70	1,021.78	3.62	3.47	0.68
Class C	1,000.00	1,000.00	1,106.10	1,016.74	8.92	8.54	1.68
Institutional Class	1,000.00	1,000.00	1,111.70	1,021.78	3.62	3.47	0.68
Institutional 2 Class	1,000.00	1,000.00	1,112.00	1,021.98	3.41	3.26	0.64
Institutional 3 Class	1,000.00	1,000.00	1,112.20	1,022.23	3.14	3.01	0.59
Class R	1,000.00	1,000.00	1,109.20	1,019.26	6.27	6.01	1.18
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Balanced Fund | Annual Report 2023	7

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 6.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS TRUST(a)
Series 2023-3PL Class A
08/19/2030	6.600%	11,684,950	11,692,873
Subordinated Series 2023-3PL Class B
08/19/2030	7.170%	2,550,000	2,559,274
ACM Auto Trust(a)
Subordinated Series 2022-1A Class C
04/20/2029	5.480%	5,819,762	5,807,482
Affirm Asset Securitization Trust(a)
Series 2022-A Class 1A
05/17/2027	4.300%	4,225,000	4,133,751
ALM Ltd.(a),(b)
Series 2022-20A Class A2
3-month Term SOFR + 2.000% Floor 2.000% 07/15/2037	7.308%	8,450,000	8,462,979
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	5,169,581	5,134,828
Subordinated Series 2021-1 Class C
03/15/2027	0.830%	1,867,974	1,852,201
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	3,850,000	3,640,453
Subordinated Series 2023-3 Class C
10/12/2029	6.440%	10,050,000	10,064,812
Apidos CLO XI(a),(b)
Series 2012-11A Class BR3
3-month Term SOFR + 1.912% Floor 1.650% 04/17/2034	7.220%	12,575,000	12,436,713
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month Term SOFR + 1.412% Floor 1.150% 01/20/2031	6.738%	5,925,000	5,838,945
Aqua Finance Trust(a)
Series 2021-A Class A
07/17/2046	1.540%	3,199,795	2,824,833
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month Term SOFR + 1.712% Floor 1.450% 04/15/2030	7.020%	3,450,000	3,382,708
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	2,100,000	1,970,773
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-7A Class B
3-month Term SOFR + 1.912% Floor 1.650% 01/22/2035	7.257%	15,750,000	15,418,982
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A1
3-month Term SOFR + 1.262% 04/20/2031	6.588%	3,302,019	3,289,019
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month Term SOFR + 1.962% Floor 1.700% 10/15/2030	7.270%	22,000,000	21,760,464
Basswood Park CLO Ltd.(a),(b)
Series 2021-1A Class A
3-month Term SOFR + 1.262% Floor 1.000% 04/20/2034	6.588%	6,725,000	6,630,978
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month Term SOFR + 1.402% Floor 1.140% 01/20/2031	6.728%	11,058,395	11,042,427
Carlyle CLO Ltd.(a),(b)
Series C17A Class CR
3-month Term SOFR + 3.062% Floor 2.800% 04/30/2031	8.431%	1,925,000	1,853,956
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month Term SOFR + 1.662% 01/20/2030	6.988%	2,000,000	1,960,570
Carmax Auto Owner Trust
Subordinated Series 2021-1 Class C
12/15/2026	0.940%	1,650,000	1,510,399
Cascade Funding Mortgage Trust(a)
CMO Series 2021-GRN1 Class A
03/20/2041	1.100%	2,565,801	2,386,350
Crossroads Asset Trust(a)
Subordinated Series 2021-A Class B
06/20/2025	1.120%	141,613	141,297
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	1,875,000	1,844,868
Subordinated Series 2021-2 Class D
03/15/2029	1.390%	22,110,000	20,730,099
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month Term SOFR + 1.282% 04/15/2031	6.590%	8,367,571	8,340,627
Dryden Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month Term SOFR + 1.812% 07/15/2030	7.120%	6,025,000	5,953,652
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	2,920,918	2,907,300
Series 2020-2A Class D
03/16/2026	4.730%	3,235,000	3,198,753
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	6,847,579	6,726,506
Subordinated Series 2020-3A Class D
06/15/2026	1.840%	6,125,000	5,833,189
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	3,785,656	3,727,717
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	3,657,356	3,588,282
Subordinated Series 2020-2A Class D
04/15/2026	4.730%	1,695,962	1,685,172
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	3,482,812	3,426,564
Subordinated Series 2021-1A Class D
11/16/2026	1.080%	7,752,000	7,381,414
Subordinated Series 2021-3A Class D
06/15/2027	1.550%	25,630,000	23,665,907
Ford Credit Auto Owner Trust(a)
Series 2021-2 Class A
05/15/2034	1.530%	15,305,000	13,580,523
Series 2022-1 Class A
11/15/2034	3.880%	21,500,000	20,405,826
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	593,220	585,478
Foursight Capital Automobile Receivables Trust(a)
Subordinated Series 2021-1 Class D
03/15/2027	1.320%	5,075,000	4,839,728
Freed ABS Trust(a)
Subordinated Series 2021-1CP Class C
03/20/2028	2.830%	325,790	323,974
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class C
08/15/2025	3.060%	2,444,458	2,419,958
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	4,198,024	4,158,854
GoldentTree Loan Management US CLO 1 Ltd.(a),(b)
Series 2021-10A Class A
3-month Term SOFR + 1.362% Floor 1.100% 07/20/2034	6.688%	9,175,000	9,116,647
Hertz Vehicle Financing LLC(a)
Series 2021-1A Class A
12/26/2025	1.210%	9,606,000	9,120,934
Hilton Grand Vacations Trust(a)
Series 2018-AA Class A
02/25/2032	3.540%	856,909	831,798
Series 2019-AA Class A
07/25/2033	2.340%	2,034,921	1,896,182
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2020-REV1 Class B
10/15/2028	4.494%	10,200,000	10,084,681
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	885,203	865,485
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month Term SOFR + 1.412% Floor 1.150% 04/19/2033	6.732%	3,025,000	3,011,506
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class BR
3-month Term SOFR + 1.800% Floor 1.800% 10/15/2032	7.108%	16,325,000	15,937,722
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month Term SOFR + 1.362% Floor 1.100% 10/15/2031	6.670%	13,830,000	13,797,278
MVW Owner Trust(a)
Series 2017-1A Class A
12/20/2034	2.420%	1,731,982	1,687,451
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month Term SOFR + 2.112% Floor 1.650% 10/20/2030	7.438%	22,575,000	22,269,583
OHA Credit Funding Ltd.(a),(b)
Series 2021-8A Class A
3-month Term SOFR + 1.452% Floor 1.190% 01/18/2034	6.762%	4,025,000	4,011,709

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OneMain Financial Issuance Trust(a)
Series 2023-2A Class A1
09/15/2036	5.840%	22,150,000	22,223,033
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	8,351,309	8,168,673
Series 2023-5 Class A
04/15/2031	7.179%	7,775,000	7,803,058
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	4,324,428	4,043,279
Palmer Square Loan Funding Ltd.(a),(b)
Series 2021-4A Class B
3-month Term SOFR + 2.012% Floor 1.750% 10/15/2029	7.320%	10,000,000	9,879,290
Race Point IX CLO Ltd.(a),(b)
Series 2015-9A Class A2R
3-month Term SOFR + 0.712% Floor 1.450% 10/15/2030	6.020%	12,200,000	11,821,141
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month Term SOFR + 1.812% 04/15/2030	7.120%	3,000,000	2,974,449
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	4,021,731	3,561,169
Santander Consumer Auto Receivables Trust(a)
Subordinated Series 2021-AA Class C
11/16/2026	1.030%	1,275,000	1,181,807
Subordinated Series 2021-AA Class D
01/15/2027	1.570%	1,050,000	963,544
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	3,667,919	3,614,043
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	34,975,341	34,203,998
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	8,025,000	7,868,042
Series 2020-1A Class C
08/21/2028	2.600%	4,850,000	4,554,313
Sierra Timeshare Receivables Funding LLC(a)
Series 2018-3A Class A
09/20/2035	3.690%	381,927	374,213
Theorem Funding Trust(a)
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	4,200,000	4,116,797
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Pass-Through Trust(a)
Series 2021-ST10 Class A
01/20/2030	2.250%	8,998,836	8,733,378
Series 2021-ST2 Class A
04/20/2027	2.500%	520,678	503,413
Series 2021-ST7 Class A
09/20/2029	1.850%	1,145,166	1,113,808
Series 2021-ST9 Class A
11/20/2029	1.700%	961,052	930,674
Upstart Securitization Trust(a)
Series 2020-2 Class A
11/20/2030	2.309%	936,015	924,608
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	2,270,652	2,230,149
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	2,844,000	2,770,153
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	995,445	962,704
Total Asset-Backed Securities — Non-Agency (Cost $539,964,649)			529,272,170

Commercial Mortgage-Backed Securities - Non-Agency 4.4%

AMSR Trust(a)
Subordinated Series 2020-SFR2 Class C
07/17/2037	2.533%	2,799,000	2,606,515
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month Term SOFR + 1.497% Floor 1.450% 05/15/2035	6.808%	16,800,000	16,412,004
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month Term SOFR + 1.364% Floor 1.250% 10/15/2037	6.675%	7,370,000	7,130,563
Subordinated Series 2018-BXH Class C
1-month Term SOFR + 1.614% Floor 1.500% 10/15/2037	6.925%	3,975,000	3,865,752
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	8,475,000	7,748,115
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month Term SOFR + 1.364% Floor 1.250% 07/15/2035	6.675%	14,823,000	14,433,793

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BPR Trust(a),(b)
Subordinated Series 2021-TY Class D
1-month Term SOFR + 2.464% Floor 2.350% 09/15/2038	7.775%	6,000,000	5,583,136
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class C
1-month Term SOFR + 1.364% Floor 1.250% 10/15/2036	6.675%	6,056,250	6,010,919
BX Mortgage Trust(a),(b)
Series 2021-PAC Class D
1-month Term SOFR + 1.412% Floor 1.298% 10/15/2036	6.723%	14,175,000	13,586,301
BX Trust(a)
Series 2023-LIFE Class A
02/15/2028	5.045%	7,225,000	6,838,767
BX Trust(a),(b)
Subordinated Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587% 10/15/2036	7.012%	4,422,000	4,245,461
Subordinated Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	7.312%	3,895,000	3,671,468
Citigroup Commercial Mortgage Trust(a),(c)
Subordinated Series 2020-420K Class C
11/10/2042	3.422%	2,500,000	1,888,198
Subordinated Series 2020-420K Class D
11/10/2042	3.422%	2,250,000	1,605,824
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	7.456%	11,925,000	11,061,153
COMM Mortgage Trust(a),(c)
Subordinated Series 2020-CBM Class D
02/10/2037	3.754%	2,925,000	2,696,969
COMM Mortgage Trust(a)
Subordinated Series 2020-CX Class B
11/10/2046	2.446%	3,275,000	2,547,956
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month Term SOFR + 2.964% Floor 2.850% 07/15/2038	8.275%	1,837,044	1,804,925
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-ESH Class F
1-month Term SOFR + 3.814% Floor 3.700% 07/15/2038	9.125%	1,908,617	1,846,646
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
08/17/2037	2.241%	4,225,000	3,856,920
Subordinated Series 2020-SFR2 Class D
10/19/2037	1.968%	18,600,000	16,883,030
GS Mortgage Securities Corp. II(a),(c)
Series 2023-SHIP Class A
09/15/2038	4.466%	6,825,000	6,542,125
GS Mortgage Securities Corp. Trust(a)
Series 2017-485L Class A
02/10/2037	3.721%	3,835,000	3,333,095
GS Mortgage Securities Corp. Trust(a),(b)
Subordinated CMO Series 2021-IP Class D
1-month Term SOFR + 2.214% Floor 2.100% 10/15/2036	7.525%	5,425,000	4,965,392
Home Partners of America Trust(a)
Subordinated Series 2019-2 Class D
10/19/2039	3.121%	6,410,403	5,605,611
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	41,015,717	36,261,249
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2021-2NU Class B
01/05/2040	2.077%	3,800,000	2,996,495
Subordinated Series 2021-2NU Class C
01/05/2040	2.077%	1,500,000	1,139,285
KKR Industrial Portfolio Trust(a),(b)
Subordinated Series 2021-KDIP Class D
1-month Term SOFR + 1.364% Floor 1.250% 12/15/2037	6.675%	1,921,415	1,893,641
Life Mortgage Trust(a),(b)
Subordinated Series 2021-BMR Class D
1-month Term SOFR + 1.514% Floor 1.400% 03/15/2038	6.825%	4,472,514	4,326,449
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C29 Class A3
05/15/2049	3.058%	5,928,750	5,610,546
Series 2017-C34 Class A3
11/15/2052	3.276%	14,135,000	12,903,810
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	7,392,500	6,118,161

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month Term SOFR + 2.314% Floor 2.200% 01/15/2036	7.625%	6,950,000	6,050,869
Subordinated Series 2020-1NYP Class D
1-month Term SOFR + 2.864% Floor 2.750% 01/15/2036	8.175%	2,600,000	2,027,817
Progress Residential Trust(a)
Series 2019-SFR3 Class C
09/17/2036	2.721%	4,750,000	4,577,251
Series 2019-SFR3 Class D
09/17/2036	2.871%	7,049,000	6,778,862
Series 2019-SFR4 Class C
10/17/2036	3.036%	17,766,000	17,094,006
Series 2020-SFR1 Class C
04/17/2037	2.183%	2,075,000	1,932,763
Series 2020-SFR1 Class D
04/17/2037	2.383%	4,200,000	3,909,400
Subordinated Series 2020-SFR2 Class C
06/17/2037	3.077%	600,000	565,524
Subordinated Series 2020-SFR2 Class D
06/17/2037	3.874%	775,000	737,454
Subordinated Series 2021-SFR8 Class D
10/17/2038	2.082%	11,910,000	10,310,863
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.961%	7,141,000	6,943,405
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class E
1-month Term SOFR + 3.014% Floor 2.900% 05/15/2038	8.325%	3,025,000	2,219,512
SPGN TFLM Mortgage Trust(a),(b)
Series 2022 Class A
1-month Term SOFR + 1.550% Floor 1.550% 02/15/2039	6.861%	21,925,000	20,798,599
STAR Trust(a),(b)
Subordinated Series 2022-SFR3 Class B
1-month Term SOFR + 1.950% Floor 1.950% 05/17/2024	7.261%	12,100,000	12,019,868
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	4,100,000	3,701,863
Tricon American Homes Trust(a)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	6,775,000	5,784,122
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust
Series 2015-C28 Class A3
05/15/2048	3.290%	6,512,659	6,311,257
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class D
1-month Term SOFR + 2.204% Floor 2.090%, Cap 4.500% 02/15/2037	7.515%	3,400,000	3,281,876
Series 2021-FCMT Class A
1-month Term SOFR + 1.314% Floor 1.200% 05/15/2031	6.625%	4,750,000	4,532,957
Series 2021-FCMT Class D
1-month Term SOFR + 3.614% Floor 3.500% 05/15/2031	8.925%	3,925,000	3,542,463
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $383,690,095)			351,141,005

Common Stocks 58.8%
Issuer	Shares	Value ($)
Communication Services 7.7%
Entertainment 1.2%
Endeavor Group Holdings, Inc., Class A(d)	1,509,940	33,052,587
Take-Two Interactive Software, Inc.(d)	467,585	66,490,587
Total		99,543,174
Interactive Media & Services 5.4%
Alphabet, Inc., Class A(d)	877,491	119,487,950
Alphabet, Inc., Class C(d)	832,980	114,409,803
Match Group, Inc.(d)	545,763	25,579,912
Meta Platforms, Inc., Class A(d)	388,062	114,823,665
Pinterest, Inc., Class A(d)	955,839	26,276,014
ZoomInfo Technologies, Inc.(d)	1,491,523	26,877,244
Total		427,454,588
Media 0.5%
Comcast Corp., Class A	856,813	40,064,576
Wireless Telecommunication Services 0.6%
T-Mobile US, Inc.(d)	350,042	47,693,222
Total Communication Services		614,755,560
Consumer Discretionary 4.2%
Automobiles 0.8%
Tesla, Inc.(d)	257,692	66,505,151

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Broadline Retail 2.5%
Amazon.com, Inc.(d)	1,422,354	196,299,076
Hotels, Restaurants & Leisure 0.2%
McDonald’s Corp.	66,375	18,661,331
Specialty Retail 0.3%
Lowe’s Companies, Inc.	84,615	19,502,065
Textiles, Apparel & Luxury Goods 0.4%
Tapestry, Inc.	970,220	32,327,731
Total Consumer Discretionary		333,295,354
Consumer Staples 3.5%
Consumer Staples Distribution & Retail 1.3%
Dollar Tree, Inc.(d)	40,293	4,930,252
Sysco Corp.	270,216	18,820,544
Walmart, Inc.	497,164	80,843,838
Total		104,594,634
Food Products 0.6%
Mondelez International, Inc., Class A	610,900	43,532,734
Household Products 0.8%
Procter & Gamble Co. (The)	415,116	64,069,003
Personal Care Products 0.8%
Coty, Inc., Class A(d)	2,137,453	24,708,957
Kenvue, Inc.	1,788,829	41,232,508
Total		65,941,465
Total Consumer Staples		278,137,836
Energy 2.3%
Oil, Gas & Consumable Fuels 2.3%
Canadian Natural Resources Ltd.	844,408	54,624,754
Chevron Corp.	530,038	85,389,122
EOG Resources, Inc.	337,607	43,423,012
Total		183,436,888
Total Energy		183,436,888
Financials 7.4%
Banks 1.4%
Bank of America Corp.	916,297	26,270,235
JPMorgan Chase & Co.	408,854	59,827,606
Wells Fargo & Co.	650,012	26,838,995
Total		112,936,836
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.6%
BlackRock, Inc.	104,823	73,432,704
MSCI, Inc.	22,575	12,272,222
S&P Global, Inc.	102,736	40,155,393
Total		125,860,319
Consumer Finance 0.3%
American Express Co.	133,221	21,047,586
Financial Services 3.6%
Berkshire Hathaway, Inc., Class B(d)	363,358	130,881,552
MasterCard, Inc., Class A	191,857	79,167,872
Visa, Inc., Class A	326,909	80,315,003
Total		290,364,427
Insurance 0.5%
Aon PLC, Class A	115,207	38,408,862
Total Financials		588,618,030
Health Care 8.3%
Biotechnology 1.8%
AbbVie, Inc.	441,306	64,854,330
BioMarin Pharmaceutical, Inc.(d)	296,205	27,067,213
Vertex Pharmaceuticals, Inc.(d)	158,640	55,260,657
Total		147,182,200
Health Care Equipment & Supplies 1.8%
Abbott Laboratories	252,282	25,959,818
Boston Scientific Corp.(d)	627,237	33,833,164
GE HealthCare Technologies, Inc.	264,708	18,648,678
Medtronic PLC	760,096	61,947,824
Total		140,389,484
Health Care Providers & Services 1.6%
Elevance Health, Inc.	166,280	73,497,423
UnitedHealth Group, Inc.	108,009	51,474,929
Total		124,972,352
Life Sciences Tools & Services 1.5%
Danaher Corp.	128,434	34,035,010
IQVIA Holdings, Inc.(d)	151,366	33,698,613
Thermo Fisher Scientific, Inc.	90,690	50,523,399
Total		118,257,022

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.6%
Eli Lilly & Co.	215,684	119,532,073
Johnson & Johnson	75,342	12,181,294
Total		131,713,367
Total Health Care		662,514,425
Industrials 5.4%
Aerospace & Defense 0.9%
RTX Corp.	857,787	73,803,994
Electrical Equipment 0.6%
Emerson Electric Co.	520,653	51,154,157
Ground Transportation 1.8%
Uber Technologies, Inc.(d)	1,485,939	70,180,899
Union Pacific Corp.	332,807	73,407,240
Total		143,588,139
Industrial Conglomerates 1.2%
General Electric Co.	489,425	56,019,585
Honeywell International, Inc.	191,525	35,995,209
Total		92,014,794
Machinery 0.9%
Parker-Hannifin Corp.	172,646	71,976,117
Total Industrials		432,537,201
Information Technology 17.0%
Electronic Equipment, Instruments & Components 1.1%
TE Connectivity Ltd.	455,590	60,315,560
Zebra Technologies Corp., Class A(d)	88,547	24,351,310
Total		84,666,870
IT Services 1.3%
Accenture PLC, Class A	151,578	49,076,409
International Business Machines Corp.	382,383	56,145,296
Total		105,221,705
Semiconductors & Semiconductor Equipment 4.3%
Advanced Micro Devices, Inc.(d)	230,093	24,325,432
Entegris, Inc.	198,029	20,054,397
Lam Research Corp.	86,907	61,043,477
Marvell Technology, Inc.	361,899	21,080,617
Common Stocks (continued)
Issuer	Shares	Value ($)
NVIDIA Corp.	371,849	183,526,074
QUALCOMM, Inc.	294,514	33,730,688
Total		343,760,685
Software 6.5%
Adobe, Inc.(d)	129,992	72,709,725
Intuit, Inc.	170,589	92,426,826
Microsoft Corp.	998,433	327,246,400
Palo Alto Networks, Inc.(d)	108,411	26,376,397
Total		518,759,348
Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	1,581,945	297,200,007
Total Information Technology		1,349,608,615
Materials 1.5%
Chemicals 0.7%
Sherwin-Williams Co. (The)	196,941	53,512,808
Containers & Packaging 0.4%
Avery Dennison Corp.	182,233	34,329,053
Metals & Mining 0.4%
Newmont Corp.	836,547	32,976,683
Total Materials		120,818,544
Real Estate 0.7%
Specialized REITs 0.7%
American Tower Corp.	320,304	58,077,521
Total Real Estate		58,077,521
Utilities 0.8%
Electric Utilities 0.2%
American Electric Power Co., Inc.	245,743	19,266,251
Multi-Utilities 0.6%
DTE Energy Co.	212,356	21,953,364
Public Service Enterprise Group, Inc.	391,101	23,888,449
Total		45,841,813
Total Utilities		65,108,064
Total Common Stocks (Cost $2,636,558,853)		4,686,908,038

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	438,000	264,990
Total Convertible Bonds (Cost $421,363)			264,990

Corporate Bonds & Notes 7.4%

Aerospace & Defense 0.4%
BAE Systems PLC(a)
04/15/2030	3.400%	7,500,000	6,690,869
Boeing Co. (The)
05/01/2040	5.705%	12,700,000	12,337,176
Bombardier, Inc.(a)
04/15/2027	7.875%	285,000	284,249
L3Harris Technologies, Inc.
07/31/2033	5.400%	1,981,000	1,984,601
Raytheon Technologies Corp.
03/15/2032	2.375%	7,268,000	5,843,046
02/27/2033	5.150%	5,869,000	5,796,137
Spirit AeroSystems, Inc.
06/15/2028	4.600%	129,000	104,388
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	135,000	140,796
TransDigm, Inc.(a)
03/15/2026	6.250%	1,044,000	1,037,246
08/15/2028	6.750%	250,000	251,164
12/15/2030	6.875%	254,000	256,090
TransDigm, Inc.
11/15/2027	5.500%	369,000	350,260
Total			35,076,022
Airlines 0.0%
Air Canada(a)
08/15/2026	3.875%	183,000	168,988
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	758,244	744,147
04/20/2029	5.750%	237,298	226,820
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	288,390	266,623
United Airlines, Inc.(a)
04/15/2026	4.375%	245,000	231,024
04/15/2029	4.625%	252,000	224,377
Total			1,861,979
Automotive 0.1%
Ford Motor Co.
02/12/2032	3.250%	200,000	156,072
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
02/10/2025	2.300%	210,000	196,896
06/16/2025	5.125%	68,000	66,249
11/13/2025	3.375%	481,000	447,730
03/06/2026	6.950%	200,000	200,448
01/09/2027	4.271%	350,000	323,736
05/28/2027	4.950%	355,000	332,631
08/17/2027	4.125%	277,000	251,422
11/04/2027	7.350%	172,000	175,206
02/16/2028	2.900%	162,000	138,072
06/10/2030	7.200%	204,000	207,071
11/13/2030	4.000%	194,000	164,154
IHO Verwaltungs GmbH(a),(e)
09/15/2026	4.750%	264,544	247,753
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	354,000	345,564
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	93,000	92,269
05/15/2027	8.500%	406,000	410,558
Total			3,755,831
Banking 1.8%
Bank of America Corp.(f)
04/23/2040	4.078%	33,000,000	27,726,174
Citigroup, Inc.(f)
01/25/2033	3.057%	13,268,000	10,928,903
Goldman Sachs Group, Inc. (The)(f)
02/24/2033	3.102%	11,000,000	9,153,293
HSBC Holdings PLC(f)
05/24/2032	2.804%	20,800,000	16,609,441
JPMorgan Chase & Co.(f)
Subordinated
05/13/2031	2.956%	36,185,000	30,725,649
Morgan Stanley(f)
01/22/2031	2.699%	14,800,000	12,464,429
07/21/2034	5.424%	2,239,000	2,200,401
PNC Financial Services Group, Inc. (The)(f)
06/12/2029	5.582%	7,946,000	7,879,184
US Bancorp(f)
06/12/2034	5.836%	2,567,000	2,560,689
Wells Fargo & Co.(f)
04/24/2034	5.389%	24,350,000	23,721,503
Total			143,969,666
Brokerage/Asset Managers/Exchanges 0.0%
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	229,000	235,998
Hightower Holding LLC(a)
04/15/2029	6.750%	293,000	254,361

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NFP Corp.(a)
08/15/2028	4.875%	235,000	210,500
08/15/2028	6.875%	742,000	653,811
10/01/2030	7.500%	212,000	206,041
Total			1,560,711
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
11/15/2029	3.875%	123,000	105,722
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	310,000	291,752
05/15/2029	4.125%	186,000	160,502
08/01/2030	6.500%	125,000	123,586
Interface, Inc.(a)
12/01/2028	5.500%	145,000	124,536
James Hardie International Finance DAC(a)
01/15/2028	5.000%	238,000	225,018
SRS Distribution, Inc.(a)
07/01/2028	4.625%	142,000	127,111
07/01/2029	6.125%	276,000	241,747
12/01/2029	6.000%	481,000	413,940
Standard Industries, Inc.(a)
02/15/2027	5.000%	61,000	57,943
White Cap Buyer LLC(a)
10/15/2028	6.875%	404,000	369,886
Total			2,241,743
Cable and Satellite 0.2%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	426,000	400,552
02/01/2028	5.000%	151,000	139,158
03/01/2030	4.750%	877,000	753,836
08/15/2030	4.500%	682,000	574,459
03/01/2031	7.375%	103,000	102,364
02/01/2032	4.750%	277,000	229,827
Comcast Corp.
05/15/2064	5.500%	3,800,000	3,702,426
CSC Holdings LLC(a)
02/01/2028	5.375%	258,000	211,688
02/01/2029	6.500%	361,000	298,471
01/15/2030	5.750%	335,000	185,395
12/01/2030	4.125%	298,000	212,477
02/15/2031	3.375%	233,000	160,135
DISH DBS Corp.(a)
12/01/2028	5.750%	388,000	302,004
DISH DBS Corp.
06/01/2029	5.125%	324,000	174,994
DISH Network Corp.(a)
11/15/2027	11.750%	544,000	552,358
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	316,000	246,143
09/15/2028	6.500%	75,000	40,828
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	204,000	183,921
07/01/2029	5.500%	289,000	260,408
Time Warner Cable LLC
05/01/2037	6.550%	9,210,000	8,739,849
Videotron Ltd.(a)
06/15/2029	3.625%	197,000	169,342
Virgin Media Finance PLC(a)
07/15/2030	5.000%	299,000	242,601
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	303,000	277,310
08/15/2030	4.500%	192,000	161,842
VZ Secured Financing BV(a)
01/15/2032	5.000%	387,000	315,556
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	241,000	186,761
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	332,000	308,046
Ziggo BV(a)
01/15/2030	4.875%	425,000	356,920
Total			19,489,671
Chemicals 0.1%
Avient Corp.(a)
08/01/2030	7.125%	217,000	217,159
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	119,000	100,872
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	553,000	520,384
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	209,000	197,110
Element Solutions, Inc.(a)
09/01/2028	3.875%	387,000	340,117
HB Fuller Co.
10/15/2028	4.250%	516,000	459,252
Herens Holdco Sarl(a)
05/15/2028	4.750%	256,000	196,392
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	162,000	148,080
Ingevity Corp.(a)
11/01/2028	3.875%	267,000	226,814
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	278,000	272,266

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Iris Holdings, Inc.(a),(e)
02/15/2026	8.750%	135,000	127,039
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	467,000	386,085
11/15/2028	9.750%	318,000	320,614
10/01/2029	6.250%	181,000	145,663
SPCM SA(a)
03/15/2027	3.125%	133,000	118,052
WR Grace Holdings LLC(a)
06/15/2027	4.875%	427,000	398,452
08/15/2029	5.625%	606,000	511,568
03/01/2031	7.375%	127,000	125,466
Total			4,811,385
Construction Machinery 0.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	106,000	92,574
Herc Holdings, Inc.(a)
07/15/2027	5.500%	117,000	112,444
John Deere Capital Corp.
07/14/2028	4.950%	5,500,000	5,518,514
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	54,000	54,675
03/15/2031	7.750%	224,000	231,632
United Rentals North America, Inc.
01/15/2030	5.250%	198,000	188,246
Total			6,198,085
Consumer Cyclical Services 0.0%
Arches Buyer, Inc.(a)
06/01/2028	4.250%	436,000	379,522
12/01/2028	6.125%	378,000	324,493
Match Group, Inc.(a)
02/15/2029	5.625%	191,000	180,894
Staples, Inc.(a)
04/15/2026	7.500%	117,000	96,486
Uber Technologies, Inc.(a)
05/15/2025	7.500%	359,000	363,259
01/15/2028	6.250%	247,000	245,041
08/15/2029	4.500%	448,000	410,193
Total			1,999,888
Consumer Products 0.0%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	473,000	459,521
Mattel, Inc.(a)
04/01/2026	3.375%	113,000	105,293
04/01/2029	3.750%	222,000	197,307
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newell Brands, Inc.
09/15/2027	6.375%	79,000	77,560
09/15/2029	6.625%	111,000	109,944
Prestige Brands, Inc.(a)
01/15/2028	5.125%	399,000	378,330
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	65,000	51,117
02/01/2032	4.375%	136,000	107,315
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	131,000	120,338
07/15/2030	5.500%	159,000	148,230
Total			1,754,955
Diversified Manufacturing 0.0%
Chart Industries, Inc.(a)
01/01/2030	7.500%	136,000	139,468
01/01/2031	9.500%	47,000	50,710
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	351,000	345,890
Gates Global LLC/Co.(a)
01/15/2026	6.250%	524,000	521,042
Madison IAQ LLC(a)
06/30/2028	4.125%	152,000	134,633
06/30/2029	5.875%	213,000	179,349
Resideo Funding, Inc.(a)
09/01/2029	4.000%	554,000	465,708
Vertical Holdco GmbH(a)
07/15/2028	7.625%	237,000	220,224
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	391,000	366,173
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	268,000	269,931
06/15/2028	7.250%	287,000	292,509
Total			2,985,637
Electric 0.6%
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	368,000	339,978
02/15/2031	3.750%	479,000	394,349
01/15/2032	3.750%	102,000	83,579
Edison International
11/15/2028	5.250%	6,940,000	6,782,996
Emera US Finance LP
06/15/2046	4.750%	8,500,000	6,655,384
Exelon Corp.
03/15/2052	4.100%	4,430,000	3,412,012
Indiana Michigan Power Co.
03/15/2037	6.050%	2,500,000	2,560,845

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	80,000	70,173
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	340,000	315,810
NRG Energy, Inc.(a)
02/15/2029	3.375%	190,000	156,612
06/15/2029	5.250%	154,000	138,653
02/15/2031	3.625%	272,000	212,767
02/15/2032	3.875%	483,000	373,622
Ohio Edison Co.(a)
01/15/2033	5.500%	7,000,000	6,917,408
Pacific Gas and Electric Co.
01/15/2053	6.750%	7,861,000	7,649,067
PG&E Corp.
07/01/2030	5.250%	220,000	195,485
Progress Energy, Inc.
03/01/2031	7.750%	5,000,000	5,602,083
Southern Co. (The)
07/01/2046	4.400%	8,250,000	6,792,585
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	75,000	72,324
02/15/2027	5.625%	354,000	340,651
07/31/2027	5.000%	379,000	356,811
Total			49,423,194
Environmental 0.0%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	39,000	38,801
GFL Environmental, Inc.(a)
12/15/2026	5.125%	319,000	308,628
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	447,000	423,413
Total			770,842
Finance Companies 0.0%
Navient Corp.
06/25/2025	6.750%	200,000	199,092
OneMain Finance Corp.
01/15/2029	9.000%	149,000	151,043
09/15/2030	4.000%	214,000	166,658
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	247,000	218,443
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	353,000	287,927
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	587,000	465,688
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
03/15/2024	6.125%	221,000	220,614
11/15/2029	5.375%	23,000	19,905
Total			1,729,370
Food and Beverage 0.3%
Bacardi Ltd.(a)
05/15/2038	5.150%	8,350,000	7,688,771
Bacardi Ltd./Bacardi-Martini BV(a)
06/15/2043	5.900%	2,756,000	2,715,903
Constellation Brands, Inc.
05/01/2033	4.900%	6,200,000	5,976,126
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	275,000	268,791
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	464,000	445,473
Pilgrim’s Pride Corp.
04/15/2031	4.250%	515,000	445,837
03/01/2032	3.500%	556,000	447,316
Post Holdings, Inc.(a)
03/01/2027	5.750%	182,000	177,779
01/15/2028	5.625%	152,000	145,794
04/15/2030	4.625%	322,000	285,139
09/15/2031	4.500%	115,000	99,112
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	621,000	545,304
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	314,000	261,807
US Foods, Inc.(a)
04/15/2025	6.250%	58,000	58,163
02/15/2029	4.750%	269,000	245,724
06/01/2030	4.625%	175,000	156,068
Total			19,963,107
Gaming 0.0%
Boyd Gaming Corp.
12/01/2027	4.750%	240,000	225,106
Boyd Gaming Corp.(a)
06/15/2031	4.750%	166,000	146,254
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	594,000	519,531
02/15/2030	7.000%	396,000	397,620
CDI Escrow Issuer, Inc.(a)
04/01/2030	5.750%	110,000	102,300
Churchill Downs, Inc.(a)
05/01/2031	6.750%	121,000	118,365

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	310,000	310,356
07/01/2025	6.250%	516,000	512,343
07/01/2027	8.125%	269,000	273,155
International Game Technology PLC(a)
04/15/2026	4.125%	122,000	115,724
Light & Wonder International, Inc.(a)
09/01/2031	7.500%	55,000	55,758
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	261,000	227,175
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	434,000	382,541
Total			3,386,228
Health Care 0.4%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	318,000	301,508
04/15/2029	5.000%	161,000	148,416
AdaptHealth LLC(a)
03/01/2030	5.125%	325,000	269,469
Avantor Funding, Inc.(a)
07/15/2028	4.625%	283,000	262,692
11/01/2029	3.875%	339,000	297,454
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%	229,000	193,300
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	160,000	146,953
03/15/2029	3.750%	122,000	107,795
CHS/Community Health Systems, Inc.(a)
03/15/2027	5.625%	75,000	66,017
04/15/2029	6.875%	240,000	146,947
05/15/2030	5.250%	587,000	462,284
CVS Health Corp.
03/25/2048	5.050%	14,000,000	12,293,348
HCA, Inc.
03/15/2052	4.625%	12,500,000	10,025,838
IQVIA, Inc.(a)
05/15/2027	5.000%	210,000	202,331
05/15/2030	6.500%	104,000	104,846
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	58,000	50,518
10/01/2029	5.250%	635,000	563,876
Select Medical Corp.(a)
08/15/2026	6.250%	811,000	803,356
Tenet Healthcare Corp.
02/01/2027	6.250%	370,000	364,555
11/01/2027	5.125%	237,000	225,810
10/01/2028	6.125%	271,000	261,017
01/15/2030	4.375%	186,000	165,425
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/15/2030	6.125%	179,000	173,712
Tenet Healthcare Corp.(a)
05/15/2031	6.750%	225,000	224,311
Total			27,861,778
Healthcare Insurance 0.3%
Centene Corp.
10/15/2030	3.000%	12,000,000	9,987,399
UnitedHealth Group, Inc.
04/15/2063	5.200%	10,000,000	9,567,908
Total			19,555,307
Home Construction 0.0%
Meritage Homes Corp.
06/01/2025	6.000%	302,000	301,312
Meritage Homes Corp.(a)
04/15/2029	3.875%	276,000	240,978
Taylor Morrison Communities, Inc.(a)
06/15/2027	5.875%	70,000	68,785
08/01/2030	5.125%	201,000	185,122
Total			796,197
Independent Energy 0.1%
Baytex Energy Corp.(a)
04/30/2030	8.500%	219,000	221,944
Callon Petroleum Co.
07/01/2026	6.375%	478,000	471,127
Callon Petroleum Co.(a)
06/15/2030	7.500%	160,000	158,199
Centennial Resource Production LLC(a)
04/01/2027	6.875%	51,000	50,900
CNX Resources Corp.(a)
03/14/2027	7.250%	31,000	30,967
01/15/2029	6.000%	176,000	167,555
01/15/2031	7.375%	120,000	119,811
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	502,000	484,336
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	329,000	323,742
05/01/2029	5.000%	267,000	247,713
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	346,000	338,563
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	379,000	364,312
02/01/2029	5.750%	103,000	96,452
04/15/2030	6.000%	131,000	121,807
04/15/2032	6.250%	121,000	111,235

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Matador Resources Co.
09/15/2026	5.875%	425,000	414,556
Matador Resources Co.(a)
04/15/2028	6.875%	129,000	128,986
SM Energy Co.
09/15/2026	6.750%	253,000	251,797
Southwestern Energy Co.
02/01/2032	4.750%	725,000	641,855
Total			4,745,857
Integrated Energy 0.0%
Cenovus Energy, Inc.
02/15/2052	3.750%	3,500,000	2,454,628
Leisure 0.1%
Carnival Corp.(a)
03/01/2027	5.750%	502,000	472,500
08/01/2028	4.000%	341,000	305,026
05/01/2029	6.000%	274,000	247,167
08/15/2029	7.000%	90,000	91,320
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	181,000	196,946
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	139,000	137,942
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	359,000	346,642
Cinemark USA, Inc.(a)
05/01/2025	8.750%	54,000	54,729
03/15/2026	5.875%	411,000	395,939
07/15/2028	5.250%	9,000	7,991
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	291,000	282,626
05/15/2027	6.500%	204,000	203,673
10/15/2027	4.750%	109,000	101,544
NCL Corp., Ltd.(a)
03/15/2026	5.875%	127,000	119,626
NCL Finance Ltd.(a)
03/15/2028	6.125%	78,000	70,318
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	392,000	365,820
08/31/2026	5.500%	33,000	31,685
07/15/2027	5.375%	63,000	59,318
04/01/2028	5.500%	70,000	65,662
01/15/2030	7.250%	274,000	278,352
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	208,000	180,738
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%	271,000	259,891
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Viking Cruises Ltd.(a)
09/15/2027	5.875%	240,000	224,347
07/15/2031	9.125%	81,000	83,706
Total			4,583,508
Life Insurance 0.2%
Corebridge Financial, Inc.
04/05/2052	4.400%	3,200,000	2,471,787
Five Corners Funding Trust III(a)
02/15/2033	5.791%	7,000,000	7,072,523
MetLife, Inc.
07/15/2052	5.000%	4,193,000	3,815,095
Voya Financial, Inc.
06/15/2046	4.800%	4,028,000	3,188,277
Total			16,547,682
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2028	5.750%	230,000	225,565
Media and Entertainment 0.3%
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	312,000	244,220
09/15/2028	9.000%	35,000	35,175
06/01/2029	7.500%	290,000	217,541
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	559,000	500,702
iHeartCommunications, Inc.
05/01/2026	6.375%	40,481	35,318
05/01/2027	8.375%	551,365	381,364
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	170,000	134,414
01/15/2028	4.750%	318,000	244,837
Meta Platforms, Inc.
05/15/2063	5.750%	5,000,000	5,042,542
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	287,000	259,735
01/15/2029	4.250%	125,000	102,972
03/15/2030	4.625%	252,000	205,098
Roblox Corp.(a)
05/01/2030	3.875%	381,000	316,193
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	46,000	36,954
01/15/2031	5.375%	88,000	63,542
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	71,000	57,397

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(a)
08/15/2028	8.000%	50,000	50,011
05/01/2029	4.500%	157,000	135,156
06/30/2030	7.375%	290,000	280,872
Warnermedia Holdings, Inc.
03/15/2062	5.391%	17,947,000	14,222,476
Total			22,566,519
Metals and Mining 0.1%
Allegheny Technologies, Inc.
10/01/2029	4.875%	189,000	170,880
10/01/2031	5.125%	301,000	266,809
Constellium NV(a)
02/15/2026	5.875%	275,000	270,412
Constellium SE(a)
06/15/2028	5.625%	595,000	563,045
04/15/2029	3.750%	849,000	728,291
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	803,000	757,808
04/01/2029	6.125%	274,000	257,570
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	187,000	165,597
06/01/2031	4.500%	349,000	282,038
Novelis Corp.(a)
11/15/2026	3.250%	177,000	160,301
01/30/2030	4.750%	420,000	375,887
08/15/2031	3.875%	170,000	141,087
Total			4,139,725
Midstream 0.5%
Cheniere Energy Partners LP
10/01/2029	4.500%	122,000	112,634
Cheniere Energy, Inc.
10/15/2028	4.625%	87,000	81,927
CNX Midstream Partners LP(a)
04/15/2030	4.750%	220,000	190,074
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	194,000	192,663
DT Midstream, Inc.(a)
06/15/2029	4.125%	199,000	176,323
06/15/2031	4.375%	232,000	200,965
EQM Midstream Partners LP
08/01/2024	4.000%	141,000	137,582
EQM Midstream Partners LP(a)
07/01/2025	6.000%	358,000	354,635
06/01/2027	7.500%	91,000	91,819
07/01/2027	6.500%	202,000	200,554
06/01/2030	7.500%	109,000	111,753
01/15/2031	4.750%	604,000	533,764
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	236,000	235,457
02/01/2028	5.000%	267,000	251,218
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	8,000,000	7,140,087
MPLX LP
02/15/2049	5.500%	5,500,000	4,898,244
NuStar Logistics LP
06/01/2026	6.000%	220,000	216,802
04/28/2027	5.625%	245,000	237,675
10/01/2030	6.375%	246,000	237,515
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	10,060,000	10,209,777
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	235,000	202,267
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	308,000	266,682
08/15/2031	4.125%	514,000	436,636
11/01/2033	3.875%	267,000	216,877
Western Midstream Operating LP
04/01/2033	6.150%	4,559,000	4,535,898
Western Midstream Operating LP(f)
02/01/2050	5.250%	6,375,000	5,151,486
Williams Companies, Inc. (The)
09/15/2045	5.100%	7,500,000	6,603,016
Total			43,224,330
Oil Field Services 0.0%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	169,000	161,484
Nabors Industries Ltd.(a)
01/15/2026	7.250%	321,000	308,968
Nabors Industries, Inc.(a)
05/15/2027	7.375%	15,000	14,632
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%	197,000	203,240
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	161,000	157,130
Venture Global LNG, Inc.(a)
06/01/2028	8.125%	272,000	274,685
06/01/2031	8.375%	198,000	199,780
Total			1,319,919
Other Industry 0.0%
Picasso Finance Sub, Inc.(a)
06/15/2025	6.125%	219,000	217,285

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.0%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	175,000	149,660
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	498,000	478,568
02/01/2027	4.250%	169,000	152,871
06/15/2029	4.750%	510,000	428,842
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	276,000	255,584
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	239,000	207,997
RHP Hotel Properties LP/Finance Corp.(a)
07/15/2028	7.250%	64,000	64,441
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	138,000	126,698
09/15/2029	4.000%	129,000	108,152
Total			1,972,813
Packaging 0.0%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	354,000	346,026
09/01/2029	4.000%	672,000	545,651
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	226,000	211,139
Ball Corp.
06/15/2029	6.000%	273,000	269,175
Canpack SA/US LLC(a)
11/15/2029	3.875%	428,000	346,678
Clydesdale Acquisition Holdings, Inc.(a)
04/15/2029	6.625%	140,000	133,311
Sealed Air Corp.(a)
02/01/2028	6.125%	38,000	37,428
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	388,000	366,541
Total			2,255,949
Pharmaceuticals 0.7%
1375209 BC Ltd.(a)
01/30/2028	9.000%	42,000	42,056
AbbVie, Inc.
11/06/2042	4.400%	9,000,000	7,857,350
Amgen, Inc.
03/02/2053	5.650%	26,200,000	25,973,498
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	130,000	85,501
08/15/2027	5.750%	170,000	104,994
06/01/2028	4.875%	216,000	128,248
09/30/2028	11.000%	75,000	53,677
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/15/2030	14.000%	14,000	8,437
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	211,000	185,204
Organon Finance 1 LLC(a)
04/30/2028	4.125%	144,000	130,272
04/30/2031	5.125%	355,000	302,144
Pfizer Investment Enterprises Pte., Ltd.
05/19/2063	5.340%	19,500,000	19,202,932
Total			54,074,313
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	451,000	410,572
10/15/2027	6.750%	721,000	681,353
04/15/2028	6.750%	463,000	456,037
11/01/2029	5.875%	197,000	173,546
AssuredPartners, Inc.(a)
08/15/2025	7.000%	120,000	118,697
01/15/2029	5.625%	372,000	323,404
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	3,160,000	2,510,029
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	417,000	366,942
HUB International Ltd.(a)
05/01/2026	7.000%	295,000	294,496
12/01/2029	5.625%	558,000	493,489
HUB International, Ltd.(a)
06/15/2030	7.250%	360,000	366,411
Radian Group, Inc.
03/15/2027	4.875%	160,000	151,352
USI, Inc.(a)
05/01/2025	6.875%	232,000	232,157
Total			6,578,485
Railroads 0.0%
CSX Corp.
03/15/2044	4.100%	3,200,000	2,660,382
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	359,000	326,392
10/15/2030	4.000%	117,000	99,148
IRB Holding Corp.(a)
06/15/2025	7.000%	361,000	361,863
McDonald’s Corp.
08/14/2053	5.450%	6,285,000	6,284,434
Total			7,071,837

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.2%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	248,000	219,097
02/15/2032	5.000%	270,000	232,109
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	237,000	210,388
Hanesbrands, Inc.(a)
02/15/2031	9.000%	305,000	306,140
L Brands, Inc.(a)
07/01/2025	9.375%	33,000	34,508
10/01/2030	6.625%	406,000	396,967
L Brands, Inc.
06/15/2029	7.500%	143,000	144,205
LCM Investments Holdings II LLC(a)
08/01/2031	8.250%	145,000	145,209
Lithia Motors, Inc.(a)
01/15/2031	4.375%	120,000	102,361
Lowe’s Companies, Inc.
09/15/2062	5.800%	14,000,000	13,521,346
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	263,000	235,958
02/15/2029	7.750%	217,000	207,150
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	333,000	249,236
Total			16,004,674
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	95,000	96,581
02/15/2028	5.875%	158,000	153,362
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	130,000	120,965
Total			370,908
Technology 0.3%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	254,000	234,336
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	88,000	88,089
Broadcom, Inc.(a)
02/15/2051	3.750%	11,432,000	8,165,067
Camelot Finance SA(a)
11/01/2026	4.500%	118,000	110,697
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(a)
06/15/2029	8.000%	44,000	44,299
Central Parent, Inc./CDK Global, Inc.(a)
06/15/2029	7.250%	119,000	117,429
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	160,000	141,418
07/01/2029	4.875%	466,000	405,084
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	604,000	539,925
CommScope Technologies LLC(a)
06/15/2025	6.000%	168,000	153,775
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	544,000	475,930
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	233,000	209,140
Entegris Escrow Corp.(a)
06/15/2030	5.950%	489,000	468,278
Gartner, Inc.(a)
10/01/2030	3.750%	260,000	224,560
HealthEquity, Inc.(a)
10/01/2029	4.500%	165,000	146,337
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	176,000	152,284
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	200,000	175,500
Iron Mountain, Inc.(a)
09/15/2027	4.875%	91,000	85,646
03/15/2028	5.250%	159,000	149,094
07/15/2028	5.000%	350,000	323,796
07/15/2030	5.250%	167,000	150,672
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	532,000	311,618
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	409,000	355,312
NCR Corp.(a)
09/01/2027	5.750%	154,000	155,386
10/01/2028	5.000%	499,000	458,263
04/15/2029	5.125%	513,000	467,881
10/01/2030	5.250%	18,000	16,178
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	604,000	564,158
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	9,500,000	8,348,232
Picard Midco, Inc.(a)
03/31/2029	6.500%	439,000	392,949
Seagate HDD Cayman(a)
12/15/2029	8.250%	118,000	123,797
07/15/2031	8.500%	132,000	138,726
Sensata Technologies BV(a)
09/01/2030	5.875%	207,000	195,866
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	354,000	332,833

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	23

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Synaptics, Inc.(a)
06/15/2029	4.000%	71,000	60,448
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	284,000	279,427
Verscend Escrow Corp.(a)
08/15/2026	9.750%	409,000	407,216
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	575,000	489,047
Total			25,658,693
Transportation Services 0.1%
ERAC USA Finance LLC(a)
10/15/2037	7.000%	5,050,000	5,703,784
Wireless 0.2%
Altice France Holding SA(a)
02/15/2028	6.000%	547,000	241,435
Altice France SA(a)
02/01/2027	8.125%	209,000	176,484
01/15/2028	5.500%	582,000	436,556
07/15/2029	5.125%	200,000	140,975
American Tower Corp.
08/15/2029	3.800%	3,613,000	3,284,391
Sprint Corp.
03/01/2026	7.625%	282,000	292,407
T-Mobile US, Inc.
01/15/2053	5.650%	6,765,000	6,592,106
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	165,000	135,179
07/15/2031	4.750%	331,000	276,672
Total			11,576,205
Wirelines 0.1%
AT&T, Inc.
09/15/2053	3.500%	4,000,000	2,632,432
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	163,000	158,345
03/15/2031	8.625%	233,000	224,005
Iliad Holding SAS(a)
10/15/2026	6.500%	339,000	322,908
10/15/2028	7.000%	505,000	469,794
Total			3,807,484
Total Corporate Bonds & Notes (Cost $640,899,758)			586,952,141
Exchange-Traded Equity Funds 1.8%
	Shares	Value ($)
International Mid Large Cap 1.8%
iShares Core MSCI EAFE ETF	2,163,578	144,765,004
Total Exchange-Traded Equity Funds (Cost $145,112,086)		144,765,004

Foreign Government Obligations(g) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	145,000	142,643
06/01/2027	5.250%	217,000	192,814
05/15/2029	4.250%	290,000	235,481
Total			570,938
Total Foreign Government Obligations (Cost $635,394)			570,938

Residential Mortgage-Backed Securities - Agency 13.1%

Federal Home Loan Mortgage Corp.
07/01/2029- 09/01/2043	3.500%	546,136	519,595
10/01/2031- 10/01/2039	6.000%	103,980	105,443
06/01/2032- 07/01/2032	7.000%	100,203	101,967
12/01/2036- 01/01/2039	5.500%	49,302	50,233
03/01/2038	6.500%	1,200	1,220
10/01/2038- 05/01/2041	5.000%	111,330	111,396
05/01/2039- 10/01/2040	4.500%	320,448	312,257
12/01/2051	2.500%	29,574,868	24,529,643
CMO Series 1614 Class MZ
11/15/2023	6.500%	60	60
Federal Home Loan Mortgage Corp.(b)
12-month Term SOFR + 1.709% Cap 11.199% 08/01/2036	4.852%	4,967	5,037
Federal Home Loan Mortgage Corp.(h)
01/01/2038	6.000%	147,400	152,263
05/01/2038	5.500%	66,940	67,875
11/01/2039- 06/01/2041	4.500%	795,091	775,529
05/01/2041	5.000%	201,102	199,028
01/01/2043- 06/01/2046	3.500%	524,979	481,067

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(h)
12/01/2025- 03/01/2046	3.500%	3,998,771	3,726,414
07/01/2027- 02/01/2031	3.000%	1,089,418	1,032,604
10/01/2043- 02/01/2044	4.500%	509,425	493,115
08/01/2044	4.000%	128,772	122,309
Federal National Mortgage Association
01/01/2026- 05/01/2027	3.500%	233,422	227,572
01/01/2029- 06/01/2044	4.000%	465,333	451,068
06/01/2031	7.000%	43,771	44,414
07/01/2032- 03/01/2037	6.500%	121,856	124,153
06/01/2037- 02/01/2038	5.500%	51,196	51,992
05/01/2040- 06/01/2044	4.500%	761,895	740,126
08/01/2043	3.000%	97,468	86,229
Federal National Mortgage Association(c)
Series 2006-M2 Class A2A
10/25/2032	5.271%	157,532	155,530
Uniform Mortgage-Backed Security TBA(i)
09/18/2038- 09/14/2053	3.000%	277,525,000	240,195,167
09/18/2038- 09/14/2053	3.500%	165,550,000	149,613,556
09/14/2053	2.000%	51,775,000	41,223,821
09/14/2053	2.500%	124,975,000	103,524,212
09/14/2053	4.000%	264,300,000	243,940,641
09/14/2053	4.500%	126,175,000	119,629,672
09/14/2053	5.000%	115,450,000	111,943,658
Total Residential Mortgage-Backed Securities - Agency (Cost $1,052,730,039)			1,044,738,866

Residential Mortgage-Backed Securities - Non-Agency 9.4%

510 Asset Backed Trust(a),(c)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	6,977,015	6,627,746
Ajax Mortgage Loan Trust(a),(c)
CMO Series 2021-A Class A1
09/25/2065	1.065%	13,646,614	11,611,635
CMO Series 2021-B Class A
06/25/2066	2.239%	6,431,972	6,101,013
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	718,177	628,431
CMO Series 2020-6 Class M1
05/25/2065	2.805%	2,575,000	1,957,339
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-R1 Class A1
04/25/2053	0.990%	3,250,435	2,912,249
CMO Series 2022-6 Class A1
07/25/2067	4.300%	26,522,811	25,035,459
Bellemeade Re Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	8.238%	5,337,000	5,360,630
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	6.288%	6,062,465	6,062,604
BRAVO Residential Funding Trust(a),(c)
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	964,586	901,903
CMO Series 2020-RPL1 Class A1
05/26/2059	2.500%	3,333,859	3,144,736
CMO Series 2021-A Class A1
10/25/2059	1.991%	7,268,114	6,978,631
CMO Series 2021-B Class A1
04/01/2069	2.115%	5,002,852	4,791,671
CMO Series 2021-NQM1 Class A1
02/25/2049	0.941%	6,747,143	5,897,658
CMO Series 2021-NQM1 Class A3
02/25/2049	1.332%	2,733,188	2,359,523
CMO Series 2021-NQM2 Class A3
03/25/2060	1.435%	1,546,352	1,441,769
CMO Series 2022-NQM3 Class A1
07/25/2062	5.108%	6,354,099	6,250,630
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	2,725,000	2,281,722
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	12,868,312	11,419,454
CMO Series 2022-NQM1 Class A1
06/25/2067	5.528%	5,407,207	5,209,803
CIM Trust(a),(c)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	4,031,665	3,914,652
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	3,488,572	3,360,168
COLT Mortgage Loan Trust(a),(c)
CMO Series 2020-2 Class A1
03/25/2065	1.853%	55,847	55,273
CMO Series 2021-HX1 Class M1
10/25/2066	2.355%	3,250,000	1,942,769

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	25

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-1 Class A1
12/27/2066	2.284%	13,992,561	11,850,798
CMO Series 2022-4 Class A1
03/25/2067	4.301%	11,934,528	11,228,956
COLT Mortgage Loan Trust(a)
CMO Series 2021-2R Class A1
07/27/2054	0.798%	2,036,637	1,763,085
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2020-R01 Class 1M2
30-day Average SOFR + 2.164% 01/25/2040	7.452%	2,692,354	2,708,347
CMO Series 2022-R04 Class 1M2
30-day Average SOFR + 3.100% 03/25/2042	8.388%	7,200,000	7,317,189
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-AFC1 Class A1
03/25/2056	0.830%	4,125,574	3,080,891
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	1,400,184	1,171,886
CMO Series 2021-NQM1 Class M1
05/25/2065	2.130%	1,075,000	685,146
CMO Series 2021-RPL1 Class A1
09/27/2060	1.668%	9,711,896	9,028,125
CMO Series 2021-RPL2 Class M1
01/25/2060	2.750%	4,775,000	3,400,680
CMO Series 2021-RPL2 Class M2
01/25/2060	3.250%	2,525,000	1,745,205
CMO Series 2022-ATH3 Class A1
08/25/2067	4.991%	6,339,885	6,092,693
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	9,133,600	8,513,381
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	6,881,613	6,448,646
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	4,695,284	4,632,416
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	3,848,180	3,306,437
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	2,497,282	2,285,185
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	7.769%	2,253,600	2,270,052
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 04/25/2034	7.338%	11,950,000	11,992,051
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	648,531	597,455
CMO Series 2020-1 Class A1
05/25/2065	2.006%	169,608	160,511
CMO Series 2022-2 Class A1
04/25/2067	4.299%	32,112,404	30,082,196
Equifirst Mortgage Loan Trust(c)
CMO Series 2003-1 Class IF1
12/25/2032	4.010%	22,649	20,566
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA1 Class M2
30-day Average SOFR + 1.814% 01/25/2050	7.102%	2,450,074	2,450,068
CMO Series 2021-DNA1 Class M2
30-day Average SOFR + 1.800% 01/25/2051	7.088%	3,044,722	3,048,856
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	6.938%	2,554,310	2,553,839
CMO Series 2022-DNA3 Class M1B
30-day Average SOFR + 2.900% 04/25/2042	8.188%	7,000,000	7,097,754
CMO Series 2022-DNA4 Class M1A
30-day Average SOFR + 2.200% 05/25/2042	7.488%	14,988,991	15,161,259
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	7.438%	2,919,229	2,944,674
Freddie Mac STACR Trust(a),(b)
CMO Series 2019-DNA4 Class M2
30-day Average SOFR + 2.064% 10/25/2049	7.352%	301,718	302,095
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2022-DNA2 Class M1B
30-day Average SOFR + 2.400% 02/25/2042	7.688%	16,150,000	16,111,240
CMO Series 2022-DNA5 Class M1A
30-day Average SOFR + 2.950% 06/25/2042	8.238%	10,495,273	10,751,349
Subordinated CMO Series 2021-DNA7 Class M1
30-day Average SOFR + 0.850% 11/25/2041	6.138%	21,106,323	20,897,193
GCAT Trust(a),(c)
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	4,690,411	4,387,088

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	17,236,676	15,446,658
CMO Series 2022-NQM3 Class A1
04/25/2067	4.349%	32,565,212	30,702,277
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1A
30-day Average SOFR + 1.900% Floor 1.900% 02/25/2034	6.969%	983,894	988,868
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	2,032,012	1,826,510
Home Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month Term SOFR + 1.664% 07/25/2033	6.979%	729,870	729,713
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2020-2 Class A3
05/25/2065	3.196%	3,450,000	3,191,013
Homeward Opportunities Fund Trust(a),(f)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	272,715	267,222
Imperial Fund Mortgage Trust(a),(c)
CMO Series 2021-NQM2 Class A3
09/25/2056	1.516%	5,568,410	4,316,575
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	7,004,984	6,633,235
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	13,646,116	12,729,132
MetLife Securitization Trust(a),(c)
CMO Series 2018-1A Class A
03/25/2057	3.750%	2,292,687	2,134,115
MFA Trust(a),(c)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	2,925,000	2,378,052
CMO Series 2021-NQM1 Class A1
04/25/2065	1.153%	3,706,964	3,265,082
CMO Series 2022-NQM2 Class A1
05/25/2067	4.000%	31,125,732	28,952,477
MFRA Trust(a),(c)
CMO Series 2021-INV1 Class A1
01/25/2056	0.852%	1,288,036	1,153,483
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	266,863	239,585
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	411,732	369,249
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mill City Mortgage Loan Trust(a),(c)
CMO Series 2018-3 Class A1
08/25/2058	3.482%	4,205,058	4,026,212
CMO Series 2021-NMR1 Class M1
11/25/2060	1.850%	7,225,000	6,072,357
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	763,465	707,300
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	2,253,877	2,101,593
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	7.338%	4,005,922	4,007,610
OBX Trust(a),(b)
CMO Series 2020-EXP3 Class 2A1A
1-month USD LIBOR + 0.950% 01/25/2060	6.329%	634,974	629,211
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	1,723,239	1,541,966
Preston Ridge Partners Mortgage(a),(c)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	13,630,321	12,649,937
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	3,306,151	3,156,962
CMO Series 2021-1 Class A1
01/25/2026	2.115%	5,569,466	5,299,256
CMO Series 2021-10 Class A1
10/25/2026	2.487%	7,809,804	7,255,315
CMO Series 2021-2 Class A1
03/25/2026	2.115%	4,304,706	4,075,751
CMO Series 2021-3 Class A1
04/25/2026	1.867%	7,024,856	6,635,036
CMO Series 2021-9 Class A1
10/25/2026	2.363%	12,282,805	11,544,478
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	15,911,946	15,203,009
PRKCM Trust(a),(c)
CMO Series 2021-AFC2 Class A3
11/25/2056	2.893%	12,941,000	7,843,714
CMO Series 2021-AFC2 Class M1
11/25/2056	3.443%	9,528,000	5,934,583
Subordinated CMO Series 2021-AFC2 Class B1
11/25/2056	3.701%	8,383,000	5,054,622

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	27

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PRPM LLC(a),(c)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	3,628,918	3,194,506
Radnor Re Ltd.(a),(b)
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	7.138%	1,635,375	1,635,010
Subordinated CMO Series 2021-2 Class M1B
30-day Average SOFR + 3.700% Floor 3.700% 11/25/2031	8.988%	4,775,000	4,757,573
Residential Mortgage Loan Trust(a),(c)
CMO Series 2020-1 Class A3
01/26/2060	2.684%	713,654	674,162
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	3,470,593	3,282,798
CMO Series 2020-2 Class A3
04/25/2060	3.000%	4,728,698	4,551,917
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	828,391	747,020
CMO Series 2021-4 Class M1
08/25/2056	2.400%	3,475,000	2,169,152
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	4,817,656	4,779,565
Towd Point HE Trust(a),(c)
CMO Series 2021-HE1 Class M2
02/25/2063	2.500%	2,800,000	2,393,181
Towd Point Mortgage Trust(a),(c)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	802,884	770,969
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	3,086,158	2,986,211
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month Term SOFR + 1.114% 10/25/2048	6.429%	2,579,418	2,572,036
CMO Series 2019-HY2 Class A1
1-month Term SOFR + 1.114% 05/25/2058	6.429%	3,034,163	3,056,609
VCAT Asset Securitization LLC(a),(c)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	22,835,823	21,101,278
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	686,240	662,534
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee(a),(c)
CMO Series 2021-NP11 Class A1
08/25/2051	1.868%	11,362,538	10,517,949
Vericrest Opportunity Loan Transferee XCII LLC(a),(c)
CMO Series 2021-NPL1 Class A1
02/27/2051	1.893%	7,325,179	6,757,188
Vericrest Opportunity Loan Transferee XCIII LLC(a),(c)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	6,559,762	6,156,509
Vericrest Opportunity Loan Transferee XCIV LLC(a),(c)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	7,775,551	7,434,538
Vericrest Opportunity Loan Transferee XCIX LLC(a),(c)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	4,924,887	4,646,725
Vericrest Opportunity Loan Transferee XCVI LLC(a),(c)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	4,445,220	4,206,123
Vericrest Opportunity Loan Transferee XCVII LLC(a),(c)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	19,307,588	18,026,007
Vericrest Opportunity Loan Trust CI LLC(a),(c)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	14,907,444	13,573,277
Verus Securitization Trust(a),(c)
CMO Series 2019-4 Class A3
11/25/2059	3.000%	3,134,570	2,972,312
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,350,000	5,124,132
CMO Series 2020-2 Class A1
05/25/2060	2.226%	489,728	476,991
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	147,792	144,827
CMO Series 2021-R1 Class A2
10/25/2063	1.057%	1,013,342	915,884
CMO Series 2021-R1 Class A3
10/25/2063	1.262%	1,291,194	1,166,449
CMO Series 2022-1 Class A1
01/25/2067	2.724%	22,019,461	19,342,676
CMO Series 2022-4 Class A1
04/25/2067	4.474%	2,772,539	2,646,823
CMO Series 2023-INV1 Class A1
02/25/2068	5.999%	19,655,950	19,419,200
Visio Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	1,579,752	1,459,824

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a)
CMO Series 2020-1R Class A2
11/25/2055	1.567%	943,062	855,640
CMO Series 2020-1R Class A3
11/25/2055	1.873%	1,073,106	977,303
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $810,792,729)			747,551,836

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace Holdings LLC(b),(j)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	9.313%	211,775	211,290
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(j)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	13.196%	32,969	22,110
Media and Entertainment 0.0%
Cengage Learning, Inc.(b),(j)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	10.323%	349,323	348,051
Technology 0.0%
Ascend Learning LLC(b),(j)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.931%	322,045	309,279
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	11.181%	150,000	127,938
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DCert Buyer, Inc.(b),(j)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	12.331%	233,000	217,079
UKG, Inc.(b),(j)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.618%	148,641	148,470
2nd Lien Term Loan
3-month Term SOFR + 5.250% Floor 0.500% 05/03/2027	10.618%	291,000	288,975
Total			1,091,741
Total Senior Loans (Cost $1,728,806)			1,673,192

U.S. Treasury Obligations 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(h)
02/15/2045	2.500%	38,125,000	27,974,219
Total U.S. Treasury Obligations (Cost $35,914,294)			27,974,219

Money Market Funds 10.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(k),(l)	833,529,174	833,279,115
Total Money Market Funds (Cost $833,148,771)		833,279,115
Total Investments in Securities (Cost: $7,081,596,837)		8,955,091,514
Other Assets & Liabilities, Net		(985,014,869)
Net Assets		7,970,076,645

At August 31, 2023, securities and/or cash totaling $24,751,738 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	29

Portfolio of Investments  (continued)
August 31, 2023
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	2,215	12/2023	USD	245,934,219	1,877,561	—
U.S. Treasury 2-Year Note	1,250	12/2023	USD	254,755,860	381,966	—
U.S. Treasury 5-Year Note	3,350	12/2023	USD	358,188,281	2,001,849	—
Total					4,261,376	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra Bond	(200)	12/2023	USD	(25,893,750)	—	(362,887)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2023, the total value of these securities amounted to $1,637,027,098, which represents 20.54% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2023.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2023.
(d)	Non-income producing investment.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2023.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Represents a security purchased on a when-issued basis.
(j)	The stated interest rate represents the weighted average interest rate at August 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(k)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	626,292,933	2,264,112,384	(2,057,331,191)	204,989	833,279,115	(90,729)	26,863,033	833,529,174
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Balanced Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	529,272,170	—	529,272,170
Commercial Mortgage-Backed Securities - Non-Agency	—	351,141,005	—	351,141,005
Common Stocks
Communication Services	614,755,560	—	—	614,755,560
Consumer Discretionary	333,295,354	—	—	333,295,354
Consumer Staples	278,137,836	—	—	278,137,836
Energy	183,436,888	—	—	183,436,888
Financials	588,618,030	—	—	588,618,030
Health Care	662,514,425	—	—	662,514,425
Industrials	432,537,201	—	—	432,537,201
Information Technology	1,349,608,615	—	—	1,349,608,615
Materials	120,818,544	—	—	120,818,544
Real Estate	58,077,521	—	—	58,077,521
Utilities	65,108,064	—	—	65,108,064
Total Common Stocks	4,686,908,038	—	—	4,686,908,038
Convertible Bonds	—	264,990	—	264,990
Corporate Bonds & Notes	—	586,952,141	—	586,952,141
Exchange-Traded Equity Funds	144,765,004	—	—	144,765,004
Foreign Government Obligations	—	570,938	—	570,938
Residential Mortgage-Backed Securities - Agency	—	1,044,738,866	—	1,044,738,866
Residential Mortgage-Backed Securities - Non-Agency	—	747,551,836	—	747,551,836
Senior Loans	—	1,673,192	—	1,673,192
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	31

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	—	27,974,219	—	27,974,219
Money Market Funds	833,279,115	—	—	833,279,115
Total Investments in Securities	5,664,952,157	3,290,139,357	—	8,955,091,514
Investments in Derivatives
Asset
Futures Contracts	4,261,376	—	—	4,261,376
Liability
Futures Contracts	(362,887)	—	—	(362,887)
Total	5,668,850,646	3,290,139,357	—	8,958,990,003
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Balanced Fund | Annual Report 2023

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,248,448,066)	$8,121,812,399
Affiliated issuers (cost $833,148,771)	833,279,115
Cash	11,555
Cash collateral held at broker for:
TBA	6,671,160
Receivable for:
Investments sold	20,562,627
Capital shares sold	13,921,072
Dividends	10,247,303
Interest	15,554,673
Foreign tax reclaims	2,549
Variation margin for futures contracts	862,657
Trustees’ fees	402,104
Prepaid expenses	70,093
Total assets	9,023,397,307
Liabilities
Payable for:
Investments purchased	14,156,802
Investments purchased on a delayed delivery basis	1,017,272,754
Capital shares redeemed	20,258,464
Variation margin for futures contracts	113,191
Management services fees	124,874
Distribution and/or service fees	53,019
Transfer agent fees	656,600
Trustees’ fees	533,050
Other expenses	151,908
Total liabilities	1,053,320,662
Net assets applicable to outstanding capital stock	$7,970,076,645
Represented by
Paid in capital	6,116,295,568
Total distributable earnings (loss)	1,853,781,077
Total - representing net assets applicable to outstanding capital stock	$7,970,076,645
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	33

Statement of Assets and Liabilities  (continued)
August 31, 2023
Class A
Net assets	$3,260,575,303
Shares outstanding	70,973,084
Net asset value per share	$45.94
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$48.74
Advisor Class
Net assets	$348,301,076
Shares outstanding	7,505,710
Net asset value per share	$46.40
Class C
Net assets	$1,057,268,210
Shares outstanding	23,149,191
Net asset value per share	$45.67
Institutional Class
Net assets	$2,126,401,083
Shares outstanding	46,392,820
Net asset value per share	$45.83
Institutional 2 Class
Net assets	$376,116,452
Shares outstanding	8,198,978
Net asset value per share	$45.87
Institutional 3 Class
Net assets	$672,954,675
Shares outstanding	14,495,686
Net asset value per share	$46.42
Class R
Net assets	$128,459,846
Shares outstanding	2,796,348
Net asset value per share	$45.94
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Balanced Fund | Annual Report 2023

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$62,209,724
Dividends — affiliated issuers	26,863,033
Interest	105,017,143
Interfund lending	5,095
Foreign taxes withheld	(382,007)
Total income	193,712,988
Expenses:
Management services fees	43,256,415
Distribution and/or service fees
Class A	7,591,288
Class C	10,993,529
Class R	584,270
Transfer agent fees
Class A	2,887,713
Advisor Class	304,673
Class C	1,046,532
Institutional Class	1,905,878
Institutional 2 Class	189,838
Institutional 3 Class	46,017
Class R	111,113
Trustees’ fees	154,619
Custodian fees	69,371
Printing and postage fees	332,148
Registration fees	244,310
Accounting services fees	40,290
Legal fees	109,820
Interest on collateral	5,553
Compensation of chief compliance officer	1,423
Other	128,996
Total expenses	70,003,796
Expense reduction	(1,548)
Total net expenses	70,002,248
Net investment income	123,710,740
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	50,806,005
Investments — affiliated issuers	(90,729)
Foreign currency translations	(4,092)
Futures contracts	(72,188,138)
Net realized loss	(21,476,954)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	606,470,443
Investments — affiliated issuers	204,989
Futures contracts	5,155,439
Net change in unrealized appreciation (depreciation)	611,830,871
Net realized and unrealized gain	590,353,917
Net increase in net assets resulting from operations	$714,064,657
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	35

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$123,710,740	$69,557,213
Net realized gain (loss)	(21,476,954)	366,340,581
Net change in unrealized appreciation (depreciation)	611,830,871	(1,592,887,976)
Net increase (decrease) in net assets resulting from operations	714,064,657	(1,156,990,182)
Distributions to shareholders
Net investment income and net realized gains
Class A	(151,598,393)	(301,333,013)
Advisor Class	(16,366,002)	(33,598,968)
Class C	(49,203,951)	(124,430,082)
Institutional Class	(106,371,782)	(217,188,113)
Institutional 2 Class	(17,896,926)	(37,022,415)
Institutional 3 Class	(32,783,519)	(64,433,085)
Class R	(5,538,146)	(11,695,427)
Total distributions to shareholders	(379,758,719)	(789,701,103)
Increase (decrease) in net assets from capital stock activity	(207,709,778)	464,141,127
Total increase (decrease) in net assets	126,596,160	(1,482,550,158)
Net assets at beginning of year	7,843,480,485	9,326,030,643
Net assets at end of year	$7,970,076,645	$7,843,480,485
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Balanced Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	9,889,780	427,053,306	10,083,787	492,333,678
Distributions reinvested	3,433,923	144,182,959	5,680,179	286,850,006
Shares redeemed	(12,517,474)	(536,105,993)	(10,295,565)	(500,840,484)
Net increase	806,229	35,130,272	5,468,401	278,343,200
Advisor Class
Shares sold	1,380,704	60,447,868	1,822,291	91,396,595
Distributions reinvested	385,563	16,360,955	659,706	33,574,129
Shares redeemed	(1,814,698)	(78,332,853)	(1,838,487)	(89,442,525)
Net increase (decrease)	(48,431)	(1,524,030)	643,510	35,528,199
Class C
Shares sold	3,071,533	132,829,863	3,488,168	172,317,393
Distributions reinvested	1,145,341	47,683,439	2,369,562	119,709,620
Shares redeemed	(9,072,273)	(388,335,030)	(7,425,517)	(358,773,357)
Net decrease	(4,855,399)	(207,821,728)	(1,567,787)	(66,746,344)
Institutional Class
Shares sold	8,067,723	348,851,453	8,968,338	439,290,675
Distributions reinvested	2,182,350	91,453,065	3,732,782	187,780,068
Shares redeemed	(11,726,716)	(501,126,432)	(9,666,031)	(465,381,836)
Net increase (decrease)	(1,476,643)	(60,821,914)	3,035,089	161,688,907
Institutional 2 Class
Shares sold	2,657,821	114,514,298	1,749,381	85,011,500
Distributions reinvested	426,525	17,889,108	734,813	37,002,816
Shares redeemed	(2,472,914)	(105,318,869)	(3,051,743)	(149,515,640)
Net increase (decrease)	611,432	27,084,537	(567,549)	(27,501,324)
Institutional 3 Class
Shares sold	3,019,530	132,328,830	3,081,999	152,927,781
Distributions reinvested	681,459	28,931,123	1,122,400	57,108,962
Shares redeemed	(3,862,364)	(169,612,515)	(2,590,162)	(127,143,105)
Net increase (decrease)	(161,375)	(8,352,562)	1,614,237	82,893,638
Class R
Shares sold	484,049	20,892,199	363,397	17,819,827
Distributions reinvested	129,339	5,427,366	225,446	11,406,732
Shares redeemed	(413,850)	(17,723,918)	(606,040)	(29,291,708)
Net increase (decrease)	199,538	8,595,647	(17,197)	(65,149)
Total net increase (decrease)	(4,924,649)	(207,709,778)	8,608,704	464,141,127
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2023	$43.97	0.71	3.46	4.17	(0.64)	(1.56)	(2.20)
Year Ended 8/31/2022	$54.93	0.40	(6.73)	(6.33)	(0.34)	(4.29)	(4.63)
Year Ended 8/31/2021	$47.73	0.36	9.19	9.55	(0.37)	(1.98)	(2.35)
Year Ended 8/31/2020	$42.24	0.53	6.67	7.20	(0.63)	(1.08)	(1.71)
Year Ended 8/31/2019	$42.53	0.63	1.19	1.82	(0.60)	(1.51)	(2.11)
Advisor Class
Year Ended 8/31/2023	$44.39	0.82	3.49	4.31	(0.74)	(1.56)	(2.30)
Year Ended 8/31/2022	$55.42	0.52	(6.79)	(6.27)	(0.47)	(4.29)	(4.76)
Year Ended 8/31/2021	$48.13	0.49	9.27	9.76	(0.49)	(1.98)	(2.47)
Year Ended 8/31/2020	$42.58	0.64	6.72	7.36	(0.73)	(1.08)	(1.81)
Year Ended 8/31/2019	$42.86	0.73	1.21	1.94	(0.71)	(1.51)	(2.22)
Class C
Year Ended 8/31/2023	$43.72	0.38	3.44	3.82	(0.31)	(1.56)	(1.87)
Year Ended 8/31/2022	$54.68	0.03	(6.69)	(6.66)	(0.01)	(4.29)	(4.30)
Year Ended 8/31/2021	$47.56	(0.02)	9.16	9.14	(0.04)	(1.98)	(2.02)
Year Ended 8/31/2020	$42.08	0.21	6.65	6.86	(0.30)	(1.08)	(1.38)
Year Ended 8/31/2019	$42.38	0.32	1.19	1.51	(0.30)	(1.51)	(1.81)
Institutional Class
Year Ended 8/31/2023	$43.87	0.81	3.45	4.26	(0.74)	(1.56)	(2.30)
Year Ended 8/31/2022	$54.83	0.52	(6.72)	(6.20)	(0.47)	(4.29)	(4.76)
Year Ended 8/31/2021	$47.65	0.48	9.17	9.65	(0.49)	(1.98)	(2.47)
Year Ended 8/31/2020	$42.17	0.64	6.65	7.29	(0.73)	(1.08)	(1.81)
Year Ended 8/31/2019	$42.47	0.73	1.19	1.92	(0.71)	(1.51)	(2.22)
Institutional 2 Class
Year Ended 8/31/2023	$43.91	0.83	3.45	4.28	(0.76)	(1.56)	(2.32)
Year Ended 8/31/2022	$54.87	0.53	(6.71)	(6.18)	(0.49)	(4.29)	(4.78)
Year Ended 8/31/2021	$47.68	0.50	9.18	9.68	(0.51)	(1.98)	(2.49)
Year Ended 8/31/2020	$42.20	0.66	6.65	7.31	(0.75)	(1.08)	(1.83)
Year Ended 8/31/2019	$42.50	0.75	1.19	1.94	(0.73)	(1.51)	(2.24)
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Balanced Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2023	$45.94	9.99%	0.93%(c)	0.93%(c),(d)	1.64%	171%	$3,260,575
Year Ended 8/31/2022	$43.97	(12.57%)	0.92%(c),(e)	0.92%(c),(d),(e)	0.81%	121%	$3,085,213
Year Ended 8/31/2021	$54.93	20.72%	0.93%(c)	0.93%(c),(d)	0.71%	124%	$3,553,866
Year Ended 8/31/2020	$47.73	17.59%	0.95%	0.95%(d)	1.23%	140%	$2,954,559
Year Ended 8/31/2019	$42.24	4.79%	0.95%	0.95%	1.55%	119%	$2,685,001
Advisor Class
Year Ended 8/31/2023	$46.40	10.26%	0.68%(c)	0.68%(c),(d)	1.89%	171%	$348,301
Year Ended 8/31/2022	$44.39	(12.36%)	0.67%(c),(e)	0.67%(c),(d),(e)	1.06%	121%	$335,333
Year Ended 8/31/2021	$55.42	21.03%	0.68%(c)	0.68%(c),(d)	0.95%	124%	$382,964
Year Ended 8/31/2020	$48.13	17.89%	0.70%	0.70%(d)	1.48%	140%	$253,954
Year Ended 8/31/2019	$42.58	5.04%	0.70%	0.70%	1.80%	119%	$248,877
Class C
Year Ended 8/31/2023	$45.67	9.18%	1.68%(c)	1.68%(c),(d)	0.88%	171%	$1,057,268
Year Ended 8/31/2022	$43.72	(13.23%)	1.67%(c),(e)	1.67%(c),(d),(e)	0.05%	121%	$1,224,470
Year Ended 8/31/2021	$54.68	19.82%	1.68%(c)	1.68%(c),(d)	(0.04%)	124%	$1,616,952
Year Ended 8/31/2020	$47.56	16.73%	1.70%	1.70%(d)	0.48%	140%	$1,512,696
Year Ended 8/31/2019	$42.08	4.00%	1.70%	1.70%	0.80%	119%	$1,443,468
Institutional Class
Year Ended 8/31/2023	$45.83	10.27%	0.68%(c)	0.68%(c),(d)	1.89%	171%	$2,126,401
Year Ended 8/31/2022	$43.87	(12.36%)	0.67%(c),(e)	0.67%(c),(d),(e)	1.06%	121%	$2,100,254
Year Ended 8/31/2021	$54.83	21.01%	0.68%(c)	0.68%(c),(d)	0.96%	124%	$2,458,182
Year Ended 8/31/2020	$47.65	17.90%	0.70%	0.70%(d)	1.48%	140%	$1,876,178
Year Ended 8/31/2019	$42.17	5.04%	0.70%	0.70%	1.80%	119%	$1,672,560
Institutional 2 Class
Year Ended 8/31/2023	$45.87	10.30%	0.64%(c)	0.64%(c)	1.93%	171%	$376,116
Year Ended 8/31/2022	$43.91	(12.32%)	0.64%(c),(e)	0.64%(c),(e)	1.09%	121%	$333,148
Year Ended 8/31/2021	$54.87	21.07%	0.64%(c)	0.64%(c)	1.00%	124%	$447,431
Year Ended 8/31/2020	$47.68	17.95%	0.65%	0.65%	1.52%	140%	$286,454
Year Ended 8/31/2019	$42.20	5.09%	0.65%	0.65%	1.84%	119%	$245,737
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	39

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2023	$44.41	0.86	3.49	4.35	(0.78)	(1.56)	(2.34)
Year Ended 8/31/2022	$55.44	0.57	(6.79)	(6.22)	(0.52)	(4.29)	(4.81)
Year Ended 8/31/2021	$48.15	0.53	9.27	9.80	(0.53)	(1.98)	(2.51)
Year Ended 8/31/2020	$42.60	0.68	6.72	7.40	(0.77)	(1.08)	(1.85)
Year Ended 8/31/2019	$42.88	0.78	1.20	1.98	(0.75)	(1.51)	(2.26)
Class R
Year Ended 8/31/2023	$43.97	0.60	3.46	4.06	(0.53)	(1.56)	(2.09)
Year Ended 8/31/2022	$54.92	0.27	(6.71)	(6.44)	(0.22)	(4.29)	(4.51)
Year Ended 8/31/2021	$47.73	0.23	9.18	9.41	(0.24)	(1.98)	(2.22)
Year Ended 8/31/2020	$42.23	0.42	6.68	7.10	(0.52)	(1.08)	(1.60)
Year Ended 8/31/2019	$42.53	0.53	1.18	1.71	(0.50)	(1.51)	(2.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Balanced Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2023	$46.42	10.35%	0.60%(c)	0.60%(c)	1.98%	171%	$672,955
Year Ended 8/31/2022	$44.41	(12.27%)	0.59%(c),(e)	0.59%(c),(e)	1.15%	121%	$650,889
Year Ended 8/31/2021	$55.44	21.13%	0.59%(c)	0.59%(c)	1.05%	124%	$723,074
Year Ended 8/31/2020	$48.15	18.00%	0.61%	0.61%	1.56%	140%	$573,567
Year Ended 8/31/2019	$42.60	5.14%	0.61%	0.61%	1.90%	119%	$377,342
Class R
Year Ended 8/31/2023	$45.94	9.72%	1.18%(c)	1.18%(c),(d)	1.39%	171%	$128,460
Year Ended 8/31/2022	$43.97	(12.78%)	1.17%(c),(e)	1.17%(c),(d),(e)	0.56%	121%	$114,174
Year Ended 8/31/2021	$54.92	20.40%	1.18%(c)	1.18%(c),(d)	0.47%	124%	$143,562
Year Ended 8/31/2020	$47.73	17.32%	1.20%	1.20%(d)	0.98%	140%	$134,948
Year Ended 8/31/2019	$42.23	4.50%	1.20%	1.20%	1.30%	119%	$127,735
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2023	41

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
42	Columbia Balanced Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Balanced Fund | Annual Report 2023	43

Notes to Financial Statements  (continued)
August 31, 2023
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
44	Columbia Balanced Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,261,376*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	362,887*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Balanced Fund | Annual Report 2023	45

Notes to Financial Statements  (continued)
August 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(72,188,138)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	5,155,439
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended August 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	798,160,675
Futures contracts — short	203,132,698
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
46	Columbia Balanced Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is
Columbia Balanced Fund | Annual Report 2023	47

Notes to Financial Statements  (continued)
August 31, 2023
recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
48	Columbia Balanced Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.5075% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.5738% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
Columbia Balanced Fund | Annual Report 2023	49

Notes to Financial Statements  (continued)
August 31, 2023
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,548.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
50	Columbia Balanced Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	2,575,935
Class C	—	1.00(b)	58,375

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	1.08%
Advisor Class	0.83
Class C	1.83
Institutional Class	0.83
Institutional 2 Class	0.80
Institutional 3 Class	0.75
Class R	1.33
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Balanced Fund | Annual Report 2023	51

Notes to Financial Statements  (continued)
August 31, 2023
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(119,074)	119,074	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
111,946,209	267,812,510	379,758,719	198,579,497	591,121,606	789,701,103
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
29,427,075	—	(24,438,463)	1,849,313,886
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
7,109,676,117	2,062,514,313	(213,200,427)	1,849,313,886
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(24,438,463)	—	(24,438,463)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $13,354,917,890 and $13,697,479,444, respectively, for the year ended August 31, 2023, of which $10,945,780,809 and $10,464,232,766, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
52	Columbia Balanced Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,815,385	4.87	13
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Columbia Balanced Fund | Annual Report 2023	53

Notes to Financial Statements  (continued)
August 31, 2023
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market
54	Columbia Balanced Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2023, affiliated shareholders of record owned 37.7% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Balanced Fund | Annual Report 2023	55

Notes to Financial Statements  (continued)
August 31, 2023
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
56	Columbia Balanced Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Balanced Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Balanced Fund | Annual Report 2023	57

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends
54.53%	49.50%	0.80%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
58	Columbia Balanced Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Balanced Fund | Annual Report 2023	59

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
60	Columbia Balanced Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Balanced Fund | Annual Report 2023	61

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
62	Columbia Balanced Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Balanced Fund | Annual Report 2023	63

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
64	Columbia Balanced Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Balanced Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Balanced Fund | Annual Report 2023	65

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund.  The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the
66	Columbia Balanced Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Balanced Fund | Annual Report 2023	67

Columbia Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN120_08_N01_(10/23)

Annual Report
August 31, 2023
Multisector Bond SMA Completion Portfolio
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Multisector Bond SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multisector Bond SMA Completion Portfolio  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2019
Jason Callan
Portfolio Manager
Managed Fund since 2019
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended August 31, 2023)
	Inception	1 Year	Life
Multisector Bond SMA Completion Portfolio	10/29/19	12.58	3.39
Bloomberg U.S. Aggregate Bond Index		-1.19	-1.63
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investment-products/managed-accounts/ or calling 800.345.6611.
The Fund is only offered to SMA clients as described in the Fund’s prospectus. The Fund’s performance does not reflect any payments to SMA program sponsors or the Investment Manager of any applicable fees by clients in SMA programs and will differ from the performance of a participant’s overall SMA. For more information about your SMA’s performance, please contact your SMA program sponsor or financial intermediary.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 29, 2019 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Multisector Bond SMA Completion Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the sale of Fund shares.
Portfolio breakdown (%) (at August 31, 2023)
Money Market Funds(a)	27.8
Residential Mortgage-Backed Securities - Agency	48.3
Treasury Bills	23.9
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2023)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Derivative breakdown (%) (at August 31, 2023)(a)
	Asset	Liability	Net
Long futures contracts	0.15	—	0.15
Short futures contracts	0.02	(0.15)	(0.13)
Swap contracts	3.72	—	3.72
(a) Futures contracts and swap contracts are based upon unrealized appreciation (depreciation) as a percentage of net assets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	5

Manager Discussion of Fund Performance
(Unaudited)
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
For the 12-month period that ended August 31, 2023, Multisector Bond SMA Completion Portfolio returned 12.58%. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -1.19% for the same period.
Market overview
During the annual period, the benchmark, which measures the broad U.S. investment-grade bond market, produced negative returns, spurred by persistently sticky inflation, which, in turn, emboldened an already hawkish U.S. Federal Reserve (Fed).
As the annual period began in September 2022, the 10-year U.S. Treasury yield rose to 4.00% for the first time since 2007. Amid the sharp selloff in government bonds, interest rate volatility also spiked and led to the worst month for agency mortgage-backed securities in that sector’s history. Bonds staged a recovery in the fourth quarter of 2022 and into January 2023. Signs that inflation may have peaked and other encouraging economic data raised hopes the Fed may be approaching the end of its series of sharp interest rate hikes. However, sentiment reversed course in February 2023 as fresh economic data showed that prices did not decelerate as much as consensus expected, and many more jobs had been created to start the new year. Both of these signals were red flags for the Fed, which had downshifted the pace of its hikes earlier in the month. Corporate earnings added noise to the picture as more companies began missing estimates, and management teams turned increasingly cautious. As the market accepted that the Fed might still have a way to go in its tightening cycle, yields climbed and credit spreads widened. Interest rate expectations took another turn in mid-March following clear signs of stress in the banking sector. Yields tumbled across the curve, or spectrum of maturities, when regulators shut down two regional U.S. banks. The Fed looked through this financial sector instability and hiked interest rates for the ninth consecutive time, raising the targeted federal funds rate to a range of 4.75% to 5.00%.
In the second quarter of 2023, the benchmark fell modestly. While April was a positive month for fixed-income markets, led by a recovery from the indiscriminate selloff in the prior month, May saw a tenth interest rate hike by the Fed and the potential of a U.S. federal debt crisis. There was then a pause by the Fed in June, but one accompanied by expectations of further interest rate hikes later in the year. As a result, U.S. Treasury yields moved higher along maturities. In each of the last two months of the annual period, the benchmark posted slightly negative returns. In July, consensus quickly shifted to expect a soft landing and a belief that recession was not imminent. The Fed followed up its June pause by hiking interest rates 25 basis points. (A basis point is 1/100 of a percentage point.) In August, headwinds emerged for U.S. Treasuries, including the announcement of a sharp increase in upcoming issuance, uncertainty around foreign buying following a shift in the Bank of Japan’s monetary stimulus, a rally in energy prices and poor summer liquidity. Fitch Ratings downgraded U.S. debt from its AAA status at the beginning of the month, but market reaction was muted.
All told, yields rose across the U.S. Treasury yield curve. The bellwether 10-year U.S. Treasury yield was up 94 basis points during the annual period. Throughout, the two-year to 10-year portion of the U.S. Treasury yield curve remained inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields, historically a foreshadow of a recession. In fact, the U.S. Treasury yield curve briefly touched some of its most inverted levels since the early 1980s in July 2023 before steepening just a bit. Globally, the scenario was similar, with government bond yields moving higher as most global central banks, both of developed and emerging markets, continued to tighten monetary policy through most of the annual period, moving to pausing cycles as inflation figures started to edge lower.
U.S. Treasuries and securitized bonds as a whole, including mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, were among the worst performing fixed-income sectors during the annual period, posting negative absolute returns. Treasury inflation-protected securities also performed poorly, as inflation levels, while persistently high, did fall significantly from the previous year. Conversely, leveraged loans, high-yield corporate bonds and sovereign emerging markets debt were among the strongest performing fixed-income sectors during the annual period, generating solidly positive total returns. Municipal bonds and U.S. investment-grade corporate bonds outperformed both the benchmark and U.S. Treasuries but posted only modestly positive absolute returns for the annual period.
6	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable contributors during the period
•	Relative to the benchmark, the Fund’s exposure to credit across the quality spectrum boosted its results most, as both investment-grade and high-yield credit sectors outperformed duration-equivalent U.S. Treasuries during the annual period.
•	Allocations to sectors that are not components of the benchmark, including high-yield corporate credit, generated significant added value.
•	Security selection among investment-grade corporate bonds contributed positively to relative results.
○	Selection was especially beneficial in April 2023 amid the fallout of the regional banking crisis. For example, ahead of the Silicon Valley Bank failure, the Fund had no exposure at all to what we deemed to be higher risk regional banks due to their relative valuation versus the larger domestic investment banks.
○	Overweighted positions in industrials- and utilities-related investment-grade corporate bonds, which meaningfully outperformed financials-related issues within the sector, proved particularly prudent as well.
•	The Fund’s duration positioning contributed positively to its relative performance.
○	The Fund held a shorter duration stance than that of the benchmark during an annual period when interest rates rose.
The Fund’s notable detractors during the period
•	The Fund had no notable detractors during the period.
The Fund experienced significant turnover during the period. The portfolio in general can have a volatile turnover pattern since it is used as a mechanism to capture all trades that cannot be completed in the underlying SMAs. This also requires the use of a lot of derivatives, which need to be rolled frequently. Additionally, the Fund required a higher level of rebalancing trades during the period due to an increase in client activity and flows.
This Fund is designed for the exclusive use of shareholders with strategic income SMAs. All portfolio construction, securities analysis and risk management actions are implemented for the combined portfolio experience toward the SMA’s overall objective of seeking total return, consisting of current income and capital appreciation. To that end, the portfolio’s positioning at any given time is intended to complement accompanying SMA holdings in a manner consistent with the overall strategic income investment strategy.
Derivatives usage
The Fund used U.S. Treasury futures, interest rate swaps and options on interest rate swaps to manage its interest rate exposure, i.e., to express a shorter-than-benchmark duration stance. The Fund also used credit default swap indices and commercial mortgage backed securities (CMBX) indices to hedge and express investment views in the high-yield corporate credit and commercial mortgage-backed securities bond markets, respectively.  On a stand-alone basis, these derivatives had a positive impact on Fund performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a
Multisector Bond SMA Completion Portfolio | Annual Report 2023	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Multisector Bond SMA Completion Portfolio	1,000.00	1,000.00	1,046.30	1,025.21	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	9

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Residential Mortgage-Backed Securities - Agency 85.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(a)
09/14/2053	3.500%	400,000	357,516
09/14/2053	4.000%	750,000	692,227
09/14/2053	4.500%	500,000	474,062
09/14/2053	5.000%	500,000	484,814
Total Residential Mortgage-Backed Securities - Agency (Cost $2,020,184)			2,008,619

Treasury Bills 42.2%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 42.2%
U.S. Treasury Bills
10/05/2023	5.180%	1,000,000	995,055
Total Treasury Bills (Cost $995,868)			995,055
Money Market Funds 49.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(b),(c)	1,158,448	1,158,101
Total Money Market Funds (Cost $1,157,708)		1,158,101
Total Investments in Securities (Cost: $4,173,760)		4,161,775
Other Assets & Liabilities, Net		(1,803,387)
Net Assets		2,358,388
At August 31, 2023, securities and/or cash totaling $253,096 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	11	12/2023	USD	1,176,141	3,453	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra Bond	(2)	12/2023	USD	(258,938)	372	—
U.S. Treasury Ultra Bond	(2)	12/2023	USD	(258,938)	—	(3,472)
Total					372	(3,472)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 39	Morgan Stanley	06/20/2028	1.000	Quarterly	2.026	USD	1,000,000	26,888	—	—	26,888	—
Markit CDX North America High Yield Index, Series 40	Morgan Stanley	06/20/2028	5.000	Quarterly	4.252	USD	1,500,000	60,954	—	—	60,954	—
Total								87,842	—	—	87,842	—
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents a security purchased on a when-issued basis.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	2,543,132	3,018,659	(4,403,838)	148	1,158,101	226	53,673	1,158,448
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	11

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Residential Mortgage-Backed Securities - Agency	—	2,008,619	—	2,008,619
Treasury Bills	—	995,055	—	995,055
Money Market Funds	1,158,101	—	—	1,158,101
Total Investments in Securities	1,158,101	3,003,674	—	4,161,775
Investments in Derivatives
Asset
Futures Contracts	3,825	—	—	3,825
Swap Contracts	—	87,842	—	87,842
Liability
Futures Contracts	(3,472)	—	—	(3,472)
Total	1,158,454	3,091,516	—	4,249,970
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,016,052)	$3,003,674
Affiliated issuers (cost $1,157,708)	1,158,101
Margin deposits on:
Futures contracts	10,094
Swap contracts	243,002
Receivable for:
Dividends	5,137
Interest	3,304
Variation margin for futures contracts	1,430
Trustees’ fees	6,659
Expense reimbursement due from Investment Manager	304
Prepaid expenses	2,926
Total assets	4,434,631
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,023,490
Variation margin for futures contracts	1,234
Variation margin for swap contracts	4,387
Transfer agent fees	10
Trustees’ fees	20,629
Other expenses	26,493
Total liabilities	2,076,243
Net assets applicable to outstanding capital stock	$2,358,388
Represented by
Paid in capital	3,646,051
Total distributable earnings (loss)	(1,287,663)
Total - representing net assets applicable to outstanding capital stock	$2,358,388
Shares outstanding	188,602
Net asset value per share	12.50
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	13

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — affiliated issuers	$53,673
Interest	50,960
Total income	104,633
Expenses:
Transfer agent fees	134
Trustees’ fees	15,267
Custodian fees	17,418
Printing and postage fees	6,894
Registration fees	34,142
Accounting services fees	43,445
Legal fees	12,849
Other	5,516
Total expenses	135,665
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(135,787)
Total net expenses	(122)
Net investment income	104,755
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(56,743)
Investments — affiliated issuers	226
Futures contracts	(13,645)
Swap contracts	17,713
Net realized loss	(52,449)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,878
Investments — affiliated issuers	148
Futures contracts	353
Swap contracts	230,695
Net change in unrealized appreciation (depreciation)	239,074
Net realized and unrealized gain	186,625
Net increase in net assets resulting from operations	$291,380
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$104,755	$368,732
Net realized loss	(52,449)	(1,177,937)
Net change in unrealized appreciation (depreciation)	239,074	(344,448)
Net increase (decrease) in net assets resulting from operations	291,380	(1,153,653)
Distributions to shareholders
Net investment income and net realized gains	(100,230)	(549,674)
Total distributions to shareholders	(100,230)	(549,674)
Decrease in net assets from capital stock activity	(839,714)	(17,569,714)
Total decrease in net assets	(648,564)	(19,273,041)
Net assets at beginning of year	3,006,952	22,279,993
Net assets at end of year	$2,358,388	$3,006,952

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Shares sold	—	—	1,212,097	15,118,959
Distributions reinvested	8,197	100,230	44,574	549,674
Shares redeemed	(79,245)	(939,944)	(2,748,178)	(33,238,347)
Total net decrease	(71,048)	(839,714)	(1,491,507)	(17,569,714)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended August 31,
	2023	2022	2021	2020 (a)
Per share data
Net asset value, beginning of period	$11.58	$12.72	$11.73	$12.00
Income from investment operations:
Net investment income	0.52	0.21	0.05	0.12
Net realized and unrealized gain (loss)	0.92	(0.99)	0.99	(0.26)
Total from investment operations	1.44	(0.78)	1.04	(0.14)
Less distributions to shareholders from:
Net investment income	(0.52)	(0.27)	(0.05)	(0.13)
Net realized gains	—	(0.09)	—	—
Total distributions to shareholders	(0.52)	(0.36)	(0.05)	(0.13)
Net asset value, end of period	$12.50	$11.58	$12.72	$11.73
Total return	12.58%	(6.21%)	8.91%	(1.16%)
Ratios to average net assets
Total gross expenses(b)	5.56%	0.62%(c)	3.72%(c)	5.21%
Total net expenses(b),(d)	(0.01)%(e)	0.00%(c)	0.00%(c),(f)	0.00%
Net investment income	4.30%	1.66%	0.37%	1.28%
Supplemental data
Portfolio turnover	1,205%	372%	15%	0%
Net assets, end of period (in thousands)	$2,358	$3,007	$22,280	$2,054

Notes to Financial Highlights
(a)	The Fund commenced operations on October 29, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	8/31/2022	8/31/2021
No Class	0.01%	less than 0.01%

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	Total net expenses include the impact of an expense reimbursement by the Investment Manager of indirect expenses related to investments in underlying funds. Had indirect expenses been incurred directly, the total net expense ratio would have been 0.00%.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Multisector Bond SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
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Notes to Financial Statements  (continued)
August 31, 2023
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a
18	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	19

Notes to Financial Statements  (continued)
August 31, 2023
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
20	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	87,842*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,825*
Total		91,667

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,472*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	17,713	17,713
Interest rate risk	(13,645)	—	(13,645)
Total	(13,645)	17,713	4,068

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	230,695	230,695
Interest rate risk	353	—	353
Total	353	230,695	231,048
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended August 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	390,712
Futures contracts — short	466,110
Credit default swap contracts — sell protection	2,631,397
Multisector Bond SMA Completion Portfolio | Annual Report 2023	21

Notes to Financial Statements  (continued)
August 31, 2023
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2023:
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	4,387
Total financial and derivative net assets	(4,387)
Total collateral received (pledged) (b)	(4,387)
Net amount (c)	—

22	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	23

Notes to Financial Statements  (continued)
August 31, 2023
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
24	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was 0.01%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2023, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for derivative investments and capital loss carryforwards.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1)	1	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
100,230	—	100,230	541,741	7,933	549,674
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	25

Notes to Financial Statements  (continued)
August 31, 2023
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
784	—	(1,360,832)	72,385
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,177,585	84,764	(12,379)	72,385
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(1,355,932)	(4,900)	(1,360,832)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $23,642,268 and $22,494,342, respectively, for the year ended August 31, 2023, of which $23,642,268 and $22,494,342, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
26	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	27

Notes to Financial Statements  (continued)
August 31, 2023
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced
28	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Regulatory Risk – U.S. Banking Law
Following the conversion of Ameriprise National Trust Bank into a federal savings bank in May 2019, Ameriprise Financial, Inc. continues to be subject to ongoing supervision by the Board of Governors for the Federal Reserve System as well as applicable U.S. federal banking laws, including the Home Owners Loan Act and certain parts of the Bank Holding Company Act, including Section 13 thereof commonly referred to as the Volcker Rule). These laws impose limits on the amount and duration of any proprietary capital held in the Fund by the Investment Manager, Ameriprise Financial, Inc. or certain of their
Multisector Bond SMA Completion Portfolio | Annual Report 2023	29

Notes to Financial Statements  (continued)
August 31, 2023
controlled affiliates or products. The Investment Manager and/or its affiliates own 25% or more of the outstanding shares of the Fund and because of such holding the Fund may become subject to U.S. federal banking law restrictions on proprietary trading, which would limit the Fund’s ability to purchase and sell securities on a short-term basis and thus could have a negative impact on the Fund’s ability to implement its investment objective. Reducing the seed capital in the Fund to address these trading restrictions may result in the Fund being too small to efficiently engage in certain investment strategies, which could also have a negative impact on the Fund’s performance. In addition, if the Investment Manager and/or its affiliates reduce their interest in the Fund, the Fund may be subject to additional transaction costs and adverse tax consequences. Moreover, the resulting reduced size of the Fund could threaten its ongoing economic viability and consequently lead to its liquidation.
Shareholder concentration risk
At August 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multisector Bond SMA Completion Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multisector Bond SMA Completion Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2023 and for the period October 29, 2019 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the three years in the period ended August 31, 2023 and for the period October 29, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	31

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
32	Multisector Bond SMA Completion Portfolio | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Multisector Bond SMA Completion Portfolio | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
34	Multisector Bond SMA Completion Portfolio | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Multisector Bond SMA Completion Portfolio | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Multisector Bond SMA Completion Portfolio | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
38	Multisector Bond SMA Completion Portfolio | Annual Report 2023

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multisector Bond SMA Completion Portfolio (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund, as well as performance relative to a benchmark;
Multisector Bond SMA Completion Portfolio | Annual Report 2023	39

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the Fund’s management fees and total expenses;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
40	Multisector Bond SMA Completion Portfolio | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analysis performed by the Investment Manager showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to a benchmark and (iii) the net assets of the Fund. The Board considered that the Fund is held exclusively by separately managed account (SMA) clients of Columbia Threadneedle Investments and noted the contribution of the performance of the Fund to meeting the investment objectives of such SMA clients.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board considered that the Fund is held exclusively by SMA clients of Columbia Threadneedle Investments, that the Fund does not pay management fees, and that Columbia Threadneedle Investments collects management fees from SMA clients directly or indirectly through SMA program sponsors.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
Because the Fund does not pay management fees, the Board did not believe it necessary to consider potential economies of scale associated with the growth of the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
Multisector Bond SMA Completion Portfolio | Annual Report 2023	41

Approval of Management Agreement  (continued)
(Unaudited)
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement (which there were none) were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
42	Multisector Bond SMA Completion Portfolio | Annual Report 2023

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Multisector Bond SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
ANN308_08_N01_(10/23)

Annual Report
August 31, 2023
Overseas SMA Completion Portfolio
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Overseas SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Overseas SMA Completion Portfolio  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2019
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2023)
	Inception	1 Year	Life
Overseas SMA Completion Portfolio	09/12/19	16.82	4.34
MSCI EAFE Value Index (Net)		20.74	5.00
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investment-products/managed-accounts/ or calling 800.345.6611.
The Fund is only offered to SMA clients as described in the Fund’s prospectus. The Fund’s performance does not reflect any payments to SMA program sponsors or the Investment Manager of any applicable fees by clients in SMA programs and will differ from the performance of a participant’s overall SMA. For more information about your SMA’s performance, please contact your SMA program sponsor or financial intermediary.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free-float adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Overseas SMA Completion Portfolio | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (September 12, 2019 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Overseas SMA Completion Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the sale of Fund shares.
Equity sector breakdown (%) (at August 31, 2023)
Communication Services	6.0
Consumer Discretionary	9.9
Consumer Staples	7.7
Energy	8.1
Financials	29.9
Health Care	2.9
Industrials	16.3
Information Technology	8.6
Materials	4.2
Utilities	6.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2023)
Australia	4.1
China	2.7
France	3.2
Germany	5.4
Greece	3.2
Ireland	2.8
Israel	4.3
Japan	29.7
Netherlands	5.8
Norway	2.0
Singapore	7.1
South Korea	2.4
Spain	2.5
Sweden	0.6
Taiwan	3.2
United Kingdom	14.9
United States(a)	6.1
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Overseas SMA Completion Portfolio | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
For the 12-month period that ended August 31, 2023, Overseas SMA Completion Portfolio returned 16.82%. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 20.74% for the same time period.
Market overview
Developed international equity markets delivered robust positive results over the one-year period ending August 31, 2023. As measured by groupings within the MSCI EAFE Index, eight of 11 economic sectors produced double-digit returns, with only real estate finishing with negative results. Stocks within the industrial, information technology, consumer discretionary and financials sectors were the best performers, up more than 20% in U.S. dollar terms. As measured by a comparison of the MSCI EAFE and S&P 500 indexes in U.S. dollar terms, international developed markets slightly outperformed.
In contrast to the final results, the period began and ended with downturns. After a significant decline in the first part of the period, developed international equities began an uneven but steady advance. Bits of good news sprinkled around the globe helped, such as the extremely warm winter across Europe, which allayed concerns of energy shortages resulting from the loss of Russian supplies after the invasion of Ukraine. More good news was the abandonment of the zero-COVID policy in China, allowing for activity to begin to normalize after the prolonged period of rolling lockdowns across much of the country. Europe began to see a few hints of falling inflation, particularly in Italy and Spain. Japanese and Australian retail sales rebounded (somewhat counter-intuitively after the Reserve Bank of Australia resumed rate hikes in May), as did business confidence in New Zealand.
U.S. dollar strength, which had eroded returns significantly for U.S. investors over the previous 12-month period, began weakening early during the current period and also provided a boost.  As comparison, the MSCI EAFE Index lost about 7% measured in local currencies over the 12 months ending August 31, 2022, while the index fell nearly 20% when measured in U.S. dollar terms. But for the 12 months of the current reporting period, it gained more than 17% in U.S. dollar terms while delivering about 13% measured in local currencies.
Headwinds throughout the period included disappointing progress with China’s post-COVID lockdown rebound, which proved far less robust than hoped for, due in no small part to signs of a technology cold war as the U.S. escalated restrictions on sales of chipmaking equipment. A property slump, high local government debt and increasing consumer pessimism added to the overall economic worries, as did factory activity contracting over the last three months of the period.
China’s halting rebound was particularly influential in driving the month-long dip that concluded the reporting period, but it did not monopolize investor worries. Mounting inflationary pressures forced central banks globally into the unfortunate position of needing to tighten monetary policy despite deteriorating economic conditions. Stubbornly high inflation in Germany and the U.K., for example, prompted speculation that European Central Bank policymakers will become more aggressive and raise rates in August and September. On the energy front, reports surfaced that oil traders have indicated worries about oversupply and expectations for weak economic growth. And even though the war in Ukraine commanded less headline attention, its continuation continued to contribute uncertainty throughout the period.
The Fund’s notable detractors during the period
•	The Fund underperformed its benchmark by a wide margin, primarily because of individual stock selection. Selection within the health care, communication services and information technology sectors meaningfully outweighed strong results within materials and energy. Similarly, from a geographic perspective, weak results within the United Kingdom and Singapore more than offset strong results within Japan.
•	Allocations from sector and country perspectives also detracted in aggregate. Exposures that detracted the most, based on a stock’s corporate domicile, were an overweight to Norway and underweights to Germany and Italy. A small allocation to China, through ownership of a water utility, also detracted. From a sector perspective, overweights to information technology, consumer staples and communication services hurt relative results.
Overseas SMA Completion Portfolio | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Key individual detractors included U.S. oil and natural gas producer Diversified Energy Co. PLC, which fell on concerns over growing debt, Norwegian salmon farmer Leroy Seafood Group ASA, which disappointed investors by lowering its harvest guidance and Singapore-based electronics technology manufacturer Venture Corp., Ltd., which worried investors with expectations for weakening demand.
The Fund’s notable contributors during the period
•	On the upside, the Fund did benefit meaningfully from a relative lack of exposure to real estate stocks.
•	From a country perspective, the Fund’s overweight to Greece was a positive (via ownership of bank Piraeus Financial Holdings SA).
•	Please note that sector and country allocations are largely a byproduct of the Fund’s bottom-up stock selection process.
This Fund is designed for the exclusive use of shareholders with international equity SMAs. All portfolio construction, securities analysis and risk management are implemented for the combined portfolio experience toward the SMA’s overall objective of seeking long-term capital appreciation. To that end, the portfolio’s positioning at any given time is intended to complement accompanying SMA holdings in a manner consistent with the overall international equity investment strategy.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Overseas SMA Completion Portfolio | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Overseas SMA Completion Portfolio	1,000.00	1,000.00	1,021.40	1,025.21	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Overseas SMA Completion Portfolio | Annual Report 2023	7

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Australia 4.1%
Northern Star Resources Ltd.	36,371	278,680
China 2.7%
Guangdong Investment Ltd.	232,000	181,105
France 3.2%
Eiffage SA	2,181	215,555
Germany 5.5%
Duerr AG	5,481	163,380
E.ON SE	9,175	112,941
KION Group AG	2,254	89,983
Total		366,304
Greece 3.2%
Piraeus Financial Holdings SA(a)	62,712	216,081
Ireland 2.9%
Amarin Corp. PLC, ADR(a)	1,181	1,240
Bank of Ireland Group PLC	19,266	191,846
Total		193,086
Israel 4.3%
Bank Hapoalim BM	20,465	169,433
Bezeq Israeli Telecommunication Corp., Ltd.	89,477	121,106
Total		290,539
Japan 30.1%
Dai-ichi Life Holdings, Inc.	13,400	249,047
Daiwabo Holdings Co., Ltd.	14,700	297,968
Kinden Corp.	9,000	123,688
Koito Manufacturing Co., Ltd.	6,800	115,400
MatsukiyoCocokara & Co.	4,400	259,074
Mebuki Financial Group, Inc.	55,500	153,425
Sankyo Co., Ltd.	2,400	104,515
Shimamura Co., Ltd.	2,400	247,377
Ship Healthcare Holdings, Inc.	9,000	152,701
Takuma Co., Ltd.	6,500	71,938
Toppan Printing Co., Ltd.	4,800	115,949
Tsuruha Holdings, Inc.	1,700	124,375
Total		2,015,457
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 5.8%
ASR Nederland NV	8,942	390,985
Norway 2.0%
Leroy Seafood Group ASA	32,228	133,036
Singapore 7.2%
BW LPG Ltd.	16,935	205,174
Venture Corp., Ltd.	28,500	276,238
Total		481,412
South Korea 2.4%
Hyundai Home Shopping Network Corp.	862	28,438
Youngone Corp.	3,350	135,962
Total		164,400
Spain 2.5%
Endesa SA	6,422	133,372
Tecnicas Reunidas SA(a)	3,569	32,872
Total		166,244
Sweden 0.6%
Stillfront Group AB(a)	25,106	41,244
Taiwan 3.3%
Fubon Financial Holding Co., Ltd.	110,195	219,747
United Kingdom 15.1%
BT Group PLC	165,593	242,248
Crest Nicholson Holdings PLC	12,437	28,438
DCC PLC	5,584	305,541
John Wood Group PLC(a)	16,015	32,331
Just Group PLC	191,313	182,736
TP Icap Group PLC	104,977	219,691
Total		1,010,985
United States 4.6%
Diversified Energy Co. PLC	233,334	270,610
Insmed, Inc.(a)	1,305	28,567
Sage Therapeutics, Inc.(a)	430	8,600
Total		307,777
Total Common Stocks (Cost $6,571,338)		6,672,637

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Overseas SMA Completion Portfolio | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(b),(c)	106,912	106,880
Total Money Market Funds (Cost $106,860)		106,880
Total Investments in Securities (Cost $6,678,198)		6,779,517
Other Assets & Liabilities, Net		(74,522)
Net Assets		$6,704,995
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	223,418	2,525,013	(2,641,571)	20	106,880	(4)	10,569	106,912
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2023	9

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	278,680	—	278,680
China	—	181,105	—	181,105
France	—	215,555	—	215,555
Germany	—	366,304	—	366,304
Greece	—	216,081	—	216,081
Ireland	1,240	191,846	—	193,086
Israel	—	290,539	—	290,539
Japan	—	2,015,457	—	2,015,457
Netherlands	—	390,985	—	390,985
Norway	—	133,036	—	133,036
Singapore	—	481,412	—	481,412
South Korea	—	164,400	—	164,400
Spain	—	166,244	—	166,244
Sweden	—	41,244	—	41,244
Taiwan	—	219,747	—	219,747
United Kingdom	—	1,010,985	—	1,010,985
United States	37,167	270,610	—	307,777
Total Common Stocks	38,407	6,634,230	—	6,672,637
Money Market Funds	106,880	—	—	106,880
Total Investments in Securities	145,287	6,634,230	—	6,779,517
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Overseas SMA Completion Portfolio | Annual Report 2023

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,571,338)	$6,672,637
Affiliated issuers (cost $106,860)	106,880
Receivable for:
Dividends	32,535
Foreign tax reclaims	10,126
Trustees’ fees	7,900
Expense reimbursement due from Investment Manager	314
Prepaid expenses	2,976
Total assets	6,833,368
Liabilities
Payable for:
Investments purchased	88,574
Transfer agent fees	8
Trustees’ fees	22,133
Accounting services fees	15,045
Other expenses	2,613
Total liabilities	128,373
Net assets applicable to outstanding capital stock	$6,704,995
Represented by
Paid in capital	7,164,354
Total distributable earnings (loss)	(459,359)
Total - representing net assets applicable to outstanding capital stock	$6,704,995
Shares outstanding	539,722
Net asset value per share	12.42
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2023	11

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$248,018
Dividends — affiliated issuers	10,569
Foreign taxes withheld	(24,297)
Total income	234,290
Expenses:
Transfer agent fees	308
Trustees’ fees	15,607
Custodian fees	12,691
Printing and postage fees	7,756
Registration fees	30,216
Accounting services fees	33,624
Legal fees	11,904
Interest on interfund lending	81
Compensation of chief compliance officer	1
Other	5,439
Total expenses	117,627
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(117,546)
Total net expenses	81
Net investment income	234,209
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(211,637)
Investments — affiliated issuers	(4)
Foreign currency translations	(1,714)
Futures contracts	5,726
Net realized loss	(207,629)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	740,059
Investments — affiliated issuers	20
Foreign currency translations	1,252
Futures contracts	9,395
Net change in unrealized appreciation (depreciation)	750,726
Net realized and unrealized gain	543,097
Net increase in net assets resulting from operations	$777,306
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Overseas SMA Completion Portfolio | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$234,209	$244,520
Net realized loss	(207,629)	(431,230)
Net change in unrealized appreciation (depreciation)	750,726	(1,905,004)
Net increase (decrease) in net assets resulting from operations	777,306	(2,091,714)
Distributions to shareholders
Net investment income and net realized gains	(201,999)	(487,293)
Total distributions to shareholders	(201,999)	(487,293)
Increase (decrease) in net assets from capital stock activity	1,206,675	(520,215)
Total increase (decrease) in net assets	1,781,982	(3,099,222)
Net assets at beginning of year	4,923,013	8,022,235
Net assets at end of year	$6,704,995	$4,923,013

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Shares sold	166,199	2,044,621	189,016	2,457,612
Distributions reinvested	17,519	201,999	36,122	487,293
Shares redeemed	(89,677)	(1,039,945)	(292,218)	(3,465,120)
Total net increase (decrease)	94,041	1,206,675	(67,080)	(520,215)
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended August 31,
	2023	2022	2021	2020 (a)
Per share data
Net asset value, beginning of period	$11.05	$15.65	$12.14	$12.00
Income from investment operations:
Net investment income	0.51	0.45	0.41	0.31
Net realized and unrealized gain (loss)	1.31	(4.10)	3.30	0.01
Total from investment operations	1.82	(3.65)	3.71	0.32
Less distributions to shareholders from:
Net investment income	(0.45)	(0.51)	(0.19)	(0.18)
Net realized gains	—	(0.44)	(0.01)	—
Total distributions to shareholders	(0.45)	(0.95)	(0.20)	(0.18)
Net asset value, end of period	$12.42	$11.05	$15.65	$12.14
Total return	16.82%	(24.44%)	30.77%	2.57%
Ratios to average net assets
Total gross expenses(b)	2.15%(c)	1.60%(d),(e)	1.73%	5.92%
Total net expenses(b),(f)	0.00%(c),(g)	0.00%(d),(e)	0.00%(g)	0.00%(g)
Net investment income	4.29%	3.39%	2.81%	2.79%
Supplemental data
Portfolio turnover	33%	53%	33%	47%
Net assets, end of period (in thousands)	$6,705	$4,923	$8,022	$2,296

Notes to Financial Highlights
(a)	The Fund commenced operations on September 12, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Overseas SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Overseas SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Overseas SMA Completion Portfolio | Annual Report 2023	15

Notes to Financial Statements  (continued)
August 31, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
16	Overseas SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Overseas SMA Completion Portfolio | Annual Report 2023	17

Notes to Financial Statements  (continued)
August 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	5,726

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	9,395
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended August 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	166,382
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
18	Overseas SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Overseas SMA Completion Portfolio | Annual Report 2023	19

Notes to Financial Statements  (continued)
August 31, 2023
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was 0.01%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2023, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any
20	Overseas SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards and foreign currency transactions.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
13,995	(13,995)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
201,999	—	201,999	258,438	228,855	487,293
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
200,508	—	(690,998)	31,493
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,748,024	691,249	(659,756)	31,493
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Overseas SMA Completion Portfolio | Annual Report 2023	21

Notes to Financial Statements  (continued)
August 31, 2023
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(379,916)	(311,082)	(690,998)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,184,387 and $1,716,140, respectively, for the year ended August 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	300,000	4.85	2
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is
22	Overseas SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and
Overseas SMA Completion Portfolio | Annual Report 2023	23

Notes to Financial Statements  (continued)
August 31, 2023
few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials.  Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
24	Overseas SMA Completion Portfolio | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Regulatory Risk – U.S. Banking Law
Following the conversion of Ameriprise National Trust Bank into a federal savings bank in May 2019, Ameriprise Financial, Inc. continues to be subject to ongoing supervision by the Board of Governors for the Federal Reserve System as well as applicable U.S. federal banking laws, including the Home Owners Loan Act and certain parts of the Bank Holding Company Act, including Section 13 thereof commonly referred to as the Volcker Rule). These laws impose limits on the amount and duration of any proprietary capital held in the Fund by the Investment Manager, Ameriprise Financial, Inc. or certain of their controlled affiliates or products. The Investment Manager and/or its affiliates own 25% or more of the outstanding shares of the Fund and because of such holding the Fund may become subject to U.S. federal banking law restrictions on proprietary trading, which would limit the Fund’s ability to purchase and sell securities on a short-term basis and thus could have a negative impact on the Fund’s ability to implement its investment objective. Reducing the seed capital in the Fund to address these trading restrictions may result in the Fund being too small to efficiently engage in certain investment strategies, which could also have a negative impact on the Fund’s performance. In addition, if the Investment Manager and/or its affiliates reduce their interest in the Fund, the Fund may be subject to additional transaction costs and adverse tax consequences. Moreover, the resulting reduced size of the Fund could threaten its ongoing economic viability and consequently lead to its liquidation.
Shareholder concentration risk
At August 31, 2023, one unaffiliated shareholder of record owned 49.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 35.5% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Overseas SMA Completion Portfolio | Annual Report 2023	25

Notes to Financial Statements  (continued)
August 31, 2023
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
26	Overseas SMA Completion Portfolio | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Overseas SMA Completion Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Overseas SMA Completion Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2023 and for the period September 12, 2019 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the three years in the period ended August 31, 2023 and for the period September 12, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and the broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Overseas SMA Completion Portfolio | Annual Report 2023	27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
84.17%	$16,819	$0.03	$247,747	$0.46
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
28	Overseas SMA Completion Portfolio | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Overseas SMA Completion Portfolio | Annual Report 2023	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
30	Overseas SMA Completion Portfolio | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Overseas SMA Completion Portfolio | Annual Report 2023	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
32	Overseas SMA Completion Portfolio | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Overseas SMA Completion Portfolio | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34	Overseas SMA Completion Portfolio | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Overseas SMA Completion Portfolio (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund, as well as performance relative to a benchmark;
•	Information on the Fund’s management fees and total expenses;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
Overseas SMA Completion Portfolio | Annual Report 2023	35

Approval of Management Agreement  (continued)
(Unaudited)
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analysis performed by the Investment Manager showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to a benchmark and (iii) the net assets of the Fund. The Board considered that the Fund is held exclusively by separately managed account (SMA) clients of Columbia Threadneedle Investments and noted the contribution of the performance of the Fund to meeting the investment objectives of such SMA clients.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board considered that the Fund is held exclusively by SMA clients of Columbia Threadneedle Investments, that the Fund does not pay management fees, and that Columbia Threadneedle Investments collects management fees from SMA clients directly or indirectly through SMA program sponsors.
36	Overseas SMA Completion Portfolio | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
Because the Fund does not pay management fees, the Board did not believe it necessary to consider potential economies of scale associated with the growth of the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement (which there were none) were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Overseas SMA Completion Portfolio | Annual Report 2023	37

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Overseas SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
ANN307_08_N01_(10/23)

Annual Report
August 31, 2023
Multi-Manager International Equity Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager International Equity Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager International Equity Strategies Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Arrowstreet Capital, Limited Partnership (Arrowstreet)
Derek Vance, CFA
Christopher Malloy, Ph.D.
John Campbell, Ph.D.*
Manolis Liodakis, Ph.D., M.B.A.
Peter Rathjens, Ph.D.
*John Campbell has announced his intention to retire from Arrowstreet, effective December 31, 2023. As a result, effective January 1, 2024, Julia Yuan will be added to the Arrowstreet portfolio management team.
Baillie Gifford Overseas Limited
Donald Farquharson, CFA
Andrew Stobart
Jenny Davis
Tom Walsh, CFA
Chris Davies
Steve Vaughan, CFA
Causeway Capital Management LLC
Sarah Ketterer, M.B.A.
Harry Hartford
Conor Muldoon, CFA, M.B.A
Alessandro Valentini, CFA, M.B.A.
Jonathan Eng, M.B.A.
Ellen Lee, M.B.A.
Average annual total returns (%) (for the period ended August 31, 2023)
	Inception	1 Year	5 Years	Life
Institutional Class	05/17/18	23.04	5.20	4.24
Institutional 3 Class*	12/18/19	23.28	5.32	4.36
MSCI EAFE Index (Net)		17.92	4.14	3.18
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 17, 2018 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager International Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2023)
Communication Services	4.4
Consumer Discretionary	11.8
Consumer Staples	8.1
Energy	7.4
Financials	17.0
Health Care	9.6
Industrials	17.7
Information Technology	15.2
Materials	5.4
Real Estate	0.1
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Country breakdown (%) (at August 31, 2023)
Australia	0.1
Austria	0.2
Belgium	0.9
Brazil	2.6
Canada	2.5
China	2.5
Denmark	2.0
Finland	0.7
France	9.6
Germany	10.6
Hong Kong	1.6
India	0.7
Ireland	3.1
Israel	0.2
Italy	4.2
Japan	17.0
Luxembourg	0.0(a)
Netherlands	7.7
Norway	0.5
Panama	0.3
Portugal	0.0(a)
Russian Federation	0.0(a)
Singapore	0.4
South Africa	0.4
South Korea	3.3
Spain	2.5
Sweden	1.7
Switzerland	4.1
Taiwan	1.2
Turkey	0.2
United Kingdom	15.4
United States(b)	3.8
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	5

Manager Discussion of Fund Performance
(Unaudited)
The Fund is currently managed by three independent investment management firms, and each invests a portion of the portfolio’s assets. As of August 31, 2023, Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford) and Causeway Capital Management LLC (Causeway) managed approximately 29.7%, 33.8% and 36.5% of the portfolio, respectively.
For the 12-month period that ended August 31, 2023, Institutional Class shares of Multi-Manager International Equity Strategies Fund returned 23.04%. The Fund’s benchmark, the MSCI EAFE Index (Net) returned 17.92%.
Market overview
Global equity markets delivered outsized gains during the one-year period ending August 31, 2023, and bounced back after 2022 proved challenging. Macro pressures weighed on the market to start the year-long period, as they did at the end, and equities sold off during both the start and the end of the period. However, the market did advance steadily in the interim as macro pressures eased and the world broadly re-opened following the COVID-19 pandemic. Most notably China abandoned its zero-COVID policy to start 2023, allowing for activity to begin to normalize after the prolonged period of rolling lockdowns across much of the country. Europe benefitted from falling inflation particularly in Italy and Spain, and warm weather during the winter alleviated concerns of energy shortages resulting from the loss of Russian supplies after the invasion of Ukraine. The consumer recovered and business confidence strengthened in the Asia Pacific region. Fluctuations in the U.S. dollar, which had eroded returns significantly for U.S. investors over the previous 12-month period, proved favorable and provided a boost.
While a resilient consumer and easing fears of a recession drove broad swaths of the market recovery, the world’s introduction to consumer-facing artificial intelligence (AI) products powered by large-language models (LLMs) resonated and drove technology outperformance. An LLM is a sophisticated AI system that uses advanced computer science techniques to process large amounts of text data and patterns in language, enabling human-like responses to queries. Almost as if programmed by lines of code, the steady cadence of new product releases from the world’s leading technology companies drove investor enthusiasm, especially for large-cap technology companies.
The uneven recovery of the Chinese economy, in addition to increased escalation of the decades-in-the-making technology cold war between the United States and China, did cause some market angst. Elsewhere in the world, declining property values, elevated local government debt and contraction in industrial activity did weigh on the economic outlook as well.
Arrowstreet
Our portion of the Fund’s portfolio outperformed the benchmark during the period.
As a quantitatively oriented manager, the primary determinant of our strategy’s success or failure tends to be the forecast power of our expected return models: our basket model and our stock model. Our basket model seeks to predict the relative returns of each of several hundred country sector baskets across the globe. The stock model seeks to predict the relative return of any individual stock in excess of its country sector basket return. The basket model tends to be more influential in affecting our country and sector allocations, while the stock model tends to be more influential in determining which particular stocks will be used to increase our exposure in any basket. Both our stock model and basket model were positive during the period. In terms of signals within our models, our indirect value signals within our stock model performed best, while indirect momentum underperformed. Within our basket model, our high frequency and value signals outperformed while our price momentum signal underperformed.
Notable contributors in our portion of the Fund during the period
•	The industrials sector was the most significant sector-level contributor in our portion of the Fund during the period, primarily due to an opportunistic allocation to the Turkish industrials basket.
○	Positive selection and overweight positioning to the Japanese industrials basket additionally increased outperformance.
•	The financials sector was another sector-level contributor, largely driven by an opportunistic allocation to the Turkish financials basket.
6	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Positive selection and overweight positioning to the German and Swedish financials baskets further contributed to sector-level effects.
○	Underweight positioning to the Hong Kong and Australian financials baskets increased sector-level effects.
•	The consumer staples sector was another notable sector-level contributor, primarily driven by underweight positioning to the Swiss and U.K. consumer staples baskets.
•	From a geographic perspective, Japan was the most notable country-level contributor, in large part as a result of positive selection paired with overweight positioning to the Japanese industrials, energy and materials baskets. Positive selection and underweight positioning to the Japanese consumer discretionary basket further contributed positively to country-level effects.
○	Turkey was a significant country-level contributor, primarily as a result of the above mentioned results from the Turkish industrials and financials baskets.
○	Germany was another country-level contributor, largely because of positive selection plus overweight positioning to the German financials and health care baskets. Positive selection within the German consumer discretionary basket aided country-level results.
•	Individual contributors included Turkish airline company Turk Hava Yollari AO, Swiss multinational food products manufacturer Nestlé SA and Japanese auto maker Honda Motor Co.
Notable detractors in our portion of the Fund during the period
•	Communication services was the only sector-level detractor, primarily driven by overweight positioning to the Swedish and Belgian communication services baskets.
•	Geographically, France was the most notable country-level detractor, mainly as a result of underweight positioning to the French industrials and consumer discretionary baskets. Negative selection and underweight positioning to the French materials basket weighed on results.
○	Russia was another significant country-level detractor, mainly due to our exposure to the Russian energy basket.
○	Belgium was another notable country-level detractor, largely because of overweight positioning to the Belgian communication services and consumer staples baskets.
•	Individual detractors in our portion of the portfolio included Swedish multinational telecommunications company Telia Co. AB, Swiss multinational healthcare company Roche Holding AG and Japanese bank holding and financial services company Mitsubishi UFJ Financial Group.
Baillie Gifford
Our portion of the Fund is compared to the MSCI ACWI ex USA Growth Index (Net), against which it outperformed during the 12-month period.
Notable contributors in our portion of the Fund during the period
•	Stock selection drove our portion of the Fund to outperform its benchmark during the period.
•	Our allocation towards certain high growth companies helped drive performance.
•	An underweight towards emerging markets also helped performance.
○	In particular our holdings towards certain Latin American stocks such as MercadoLibre, Inc. and Copa Holdings SA contributed positively to performance.
•	The exposure towards certain high-quality European industrials companies also helped performance, with the likes of Irish cement business, CRH PLC, positively contributing to performance over the period. Another Irish industrial which rebounded following continued fundamental strength was Kingspan Group PLC, a leader in insulation materials.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Our portion of the portfolio is constructed from the bottom up, based on the attractions of individual companies with sector and country positions purely an outcome of stock selection. That said, the largest relative sector contributors were software and services, transportation and consumer discretionary. The three countries which contributed most positively were Ireland, Brazil and Germany.
•	The three stocks which made the largest contribution to return on a relative basis were MercadoLibre, CRH and SAP SE.
○	MercadoLibre is Latin America’s leading e-commerce and fintech player.
○	CRH, as mentioned earlier, is an Irish building materials business which supplies a wide range of product for the construction industry.
○	SAP is a leading German enterprise software business.
Notable detractors in our portion of the Fund during the period
•	The pharmaceuticals, capital goods and commercial and professional services industries were the major detractors to performance over the period.
•	The stocks which detracted on a relative basis to performance in our portion of the Fund were Novo Nordisk, Adyen NV and Aker Carbon Capture ASA.
○	Novo Nordisk, a Danish pharmaceutical company, was not held in our portion of the Fund but has been a strong performer for the benchmark.
○	Adyen is a Dutch payments company.
○	Aker Carbon Capture is a Norwegian pure-play carbon capture business.
•	The three countries which detracted most from relative performance were France, Japan and the Netherlands.
Causeway
Our portion of the Fund’s portfolio is compared to the MSCI EAFE Value Index (Net), which it outperformed during the period.
Notable contributors in our portion of the Fund during the period
•	The top sector drivers of relative performance during the period were the industrials, financials and information technology sectors, due primarily to stock selection in all three sectors. We currently maintain an overweight position in industrials and information technology and an underweight position in financials.
•	Top individual contributors during the period included Rolls-Royce Holdings PLC, UniCredit SpA and Sands China Ltd.
○	Rolls-Royce is a jet engine manufacturer in the United Kingdom.
○	UniCredit is an Italian commercial bank operating throughout Western, Central, and Eastern Europe.
○	Sands China is an integrated resort developer and operator in Macau. We exited the position due to relative value considerations.
•	The top three country-level alpha drivers were Italy, Hong Kong and the Netherlands. We currently maintain overweight positions in Italy and the Netherlands, and an underweight position in Hong Kong.
Notable detractors in our portion of the Fund during the period
•	The bottom sector drivers of relative performance during the period were the consumer staples, health care and energy sectors, due primarily to stock selection in health care and an overweight position in consumer staples. Our underweight position in energy produced positive results relative to the index. We currently maintain an overweight position in the health care sector as well.
•	Top individual detractors during the period included Roche Holding AG, FANUC Corp. and Reckitt Benckiser Group PLC.
○	Roche is a premier Swiss pharmaceutical and diagnostics company.
8	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	FANUC is a market-leading Japanese robotics and automation services provider.
○	Reckitt Benckiser is a leading household and personal care products company based in the United Kingdom, with home care, consumer health, and nutrition segments.
•	The bottom three country-level detractors from relative performance were Switzerland, Germany and Canada. We currently maintain underweight positions in Switzerland and Germany, and an overweight position in Canada.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers.  Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,060.40	1,020.27	5.09	4.99	0.98
Institutional 3 Class	1,000.00	1,000.00	1,062.10	1,021.07	4.26	4.18	0.82
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.2%
Issuer	Shares	Value ($)
Australia 0.1%
Aurizon Holdings Ltd.	25,745	60,680
Estia Health	285,413	560,348
GrainCorp Ltd.	89,318	420,678
Treasury Wine Estates Ltd.	138,024	1,039,439
Total		2,081,145
Austria 0.2%
Erste Group Bank AG	14,525	518,163
Erste Group Bank AG	1,942	70,130
OMV AG	63,123	2,923,098
Wienerberger AG	40,580	1,117,024
Total		4,628,415
Belgium 0.9%
Anheuser-Busch InBev SA/NV	329,863	18,723,684
Proximus SADP	143,898	1,087,584
Total		19,811,268
Brazil 2.4%
Banco Bradesco SA, ADR	1,693,454	5,063,427
MercadoLibre, Inc.(a)	29,605	40,628,718
Petroleo Brasileiro SA, ADR	457,463	6,427,355
Petroleo Brasileiro SA, ADR	341,818	4,423,125
Total		56,542,625
Canada 2.4%
AbCellera Biologics, Inc.(a)	289,836	1,579,606
Alimentation Couche-Tard, Inc.	199,345	10,424,599
Canadian Pacific Kansas City Ltd.	111,839	8,877,924
Constellation Software, Inc.	5,743	11,796,527
Lumine Group, Inc.(a),(b)	323,086	5,504,322
Shopify, Inc., Class A(a)	148,262	9,857,940
Topicus.com, Inc.(a)	120,138	9,149,053
Total		57,189,971
China 2.5%
Agricultural Bank of China Ltd., Class H	3,074,000	1,053,628
Alibaba Group Holding Ltd.(a)	563,032	6,534,631
Alibaba Group Holding Ltd., ADR(a)	10,761	999,697
ANE Cayman, Inc.(a)	82,500	58,490
Common Stocks (continued)
Issuer	Shares	Value ($)
Baidu, Inc. Class A(a)	43,550	777,770
Bank of Chongqing Co., Ltd., Class H	176,500	90,403
Beijing Capital International Airport Co., Ltd., Class H(a)	4,806,000	2,516,539
China Communications Services Corp., Ltd., Class H	290,000	130,561
China Construction Bank Corp., Class H	2,032,000	1,087,223
China Energy Engineering Corp., Ltd., Class H	412,000	47,738
China Merchants Bank Co., Ltd., Class H	331,500	1,312,681
China Minsheng Banking Corp. Ltd., Class H	553,500	177,775
China Railway Signal & Communication Corp., Ltd., Class H	3,197,000	1,058,973
Guangzhou Automobile Group Co., Ltd., Class H	94,000	49,499
Industrial & Commercial Bank of China Ltd., Class H	805,000	369,074
Kingboard Chemical Holdings Ltd.	84,000	190,617
Linklogis, Inc., Class B(b)	209,000	47,171
Meituan, Class B(a)	323,070	5,346,536
PDD Holdings, Inc., ADR(a)	366	36,223
Ping An Insurance Group Co. of China Ltd., Class H	1,018,500	6,097,911
Sany Heavy Equipment International Holdings Co., Ltd.	151,000	235,286
Silergy Corp.	405,000	3,620,678
Tencent Holdings Ltd.	408,100	16,911,814
Tencent Holdings Ltd., ADR	24,370	1,009,283
Tencent Music Entertainment Group, ADR(a)	982,141	6,698,202
WuXi Biologics Cayman, Inc.(a)	397,000	2,238,129
Total		58,696,532
Denmark 2.0%
Ambu A/S(a)	232,944	2,814,973
AP Moller - Maersk A/S, Class A	778	1,390,348
Chr. Hansen Holding A/S	73,318	4,780,669
DSV A/S	75,386	14,315,771
Novo Nordisk A/S, ADR	19,980	3,708,688
Novo Nordisk A/S, Class B	62,756	11,575,579
Novozymes AS, Class B	186,656	8,079,554
Total		46,665,582
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Finland 0.7%
KONE OYJ, Class B	200,988	9,142,786
Nordea Bank	181,450	1,986,792
Nordea Bank Abp	522,777	5,727,159
Nordea Bank Abp	9,170	100,909
Total		16,957,646
France 9.6%
Air Liquide SA	48,107	8,691,790
Alstom SA	700,168	19,308,133
AXA SA	504,546	15,159,025
BNP Paribas SA	163,863	10,596,635
Carrefour SA	457,759	8,749,478
Christian Dior SE	743	609,978
Credit Agricole SA	66,932	843,697
Danone SA	576,306	33,594,490
Dassault Systemes SE	374,631	14,846,810
Edenred	246,809	15,727,477
Engie SA	742,015	11,949,585
Kering SA	36,257	19,387,701
Nexans SA	46,809	3,850,323
Orange SA	609,272	6,840,087
Sanofi	165,125	17,586,468
Sanofi, ADR	19,861	1,056,208
Sartorius Stedim Biotech	23,204	6,580,911
TotalEnergies SE	143,735	9,016,337
TotalEnergies SE, ADR	114,229	7,186,146
Valeo SE	266,034	5,171,246
VINCI SA	75,803	8,443,551
Total		225,196,076
Germany 10.1%
Allianz SE, Registered Shares	107,793	26,202,229
Bayer AG, Registered Shares	191,553	10,480,348
Bayerische Motoren Werke AG	139,061	14,626,317
Beiersdorf AG	16,006	2,095,749
BioNTech SE, ADR(a)	45,853	5,545,003
Continental AG	5,345	396,483
Deutsche Boerse AG	86,603	15,374,109
Deutsche Lufthansa AG, Registered Shares(a)	25,012	223,366
Common Stocks (continued)
Issuer	Shares	Value ($)
Deutsche Telekom AG, Registered Shares	1,160,295	24,834,404
DHL Group	71,586	3,338,273
E.ON SE	301,974	3,717,199
Fresenius SE & Co. KGaA	54,215	1,738,089
Henkel AG & Co. KGaA	37,852	2,615,883
Mercedes-Benz Group AG, Registered Shares	143,853	10,526,408
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	22,622	8,780,935
Rational AG	17,883	13,622,358
RWE AG	279,670	11,515,879
SAP SE	436,109	60,839,132
SAP SE, ADR	31,771	4,438,091
Scout24 SE	255,610	17,608,061
Volkswagen AG	403	57,591
Total		238,575,907
Hong Kong 1.6%
AIA Group Ltd.	2,423,000	21,923,934
ASMPT Ltd.	116,500	1,165,805
BYD Electronic International Co., Ltd.	564,000	2,612,168
China Taiping Insurance Holdings Co., Ltd.	317,800	334,364
CK Hutchison Holdings Ltd.	245,500	1,337,974
Hong Kong Exchanges and Clearing Ltd.	192,380	7,456,306
Jardine Matheson Holdings Ltd.	33,100	1,573,681
Lenovo Group Ltd.	528,000	596,813
WH Group Ltd.	350,000	180,248
Total		37,181,293
India 0.7%
HDFC Bank Ltd., ADR	251,103	15,646,228
Ireland 3.1%
CRH PLC	374,528	21,524,707
Kingspan Group PLC	211,331	17,856,298
Ryanair Holdings PLC, ADR(a)	333,262	33,076,253
Total		72,457,258
Israel 0.2%
Bank Hapoalim BM	53,255	440,906
Bank Leumi Le-Israel BM	80,660	626,125
Bezeq Israeli Telecommunication Corp., Ltd.	92,275	124,894
Check Point Software Technologies Ltd.(a)	28,507	3,836,757
Israel Chemicals Ltd.	15,793	94,376

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Mizrahi Tefahot Bank Ltd.	7,805	256,631
Wix.com Ltd.(a)	2,458	242,777
Total		5,622,466
Italy 4.1%
Assicurazioni Generali SpA	288,262	5,970,765
Azimut Holding SpA	35,172	813,619
Banca Mediolanum SpA	21,469	195,934
Enel SpA	3,921,335	26,331,076
ENI SpA	833,106	12,881,487
ENI SpA, ADR	76,442	2,366,644
FinecoBank Banca Fineco SpA	714,867	9,770,393
Intesa Sanpaolo SpA	1,012,972	2,705,041
Mediobanca Banca di Credito Finanziario SpA	23,525	307,109
Poste Italiane SpA	25,199	279,732
Technoprobe SpA(a)	613,654	5,136,302
UniCredit SpA	1,259,449	30,684,104
Total		97,442,206
Japan 16.9%
Advantest Corp.	15,600	1,952,662
Aeon Co., Ltd.	20,300	420,701
AGC, Inc.	43,000	1,508,586
Air Water, Inc.	1,100	13,836
Aisin Corp.	6,300	210,249
Alfresa Holdings Corp.	20,900	356,919
Asahi Group Holdings Ltd.	80,600	3,135,773
Asahi Yukizai Corp.	10,000	277,391
Astellas Pharma, Inc.	166,000	2,511,641
Awa Bank Ltd. (The)	5,200	80,789
Bandai Namco Holdings, Inc.	17,500	405,953
Brother Industries Ltd.	50,700	858,025
Canon, Inc.	233,100	5,737,539
Chori Co., Ltd.	18,000	352,781
Chubu Electric Power Co., Inc.	282,500	3,765,327
Dai Nippon Toryo Co., Ltd.	13,700	91,007
Daicel Corp.	248,800	2,076,946
Dai-ichi Life Holdings, Inc.	238,900	4,440,102
Daiken Corp.	8,300	173,227
Daikin Industries Ltd.	1,600	276,574
Denso Corp.	206,573	14,099,152
Common Stocks (continued)
Issuer	Shares	Value ($)
Disco Corp.	11,800	2,332,204
East Japan Railway Co.	40,900	2,312,451
Electric Power Development Co., Ltd.	176,800	2,753,663
ENEOS Holdings, Inc.	164,400	617,344
Enomoto Co., Ltd.	31,700	382,267
FANUC Corp.	948,950	26,989,427
Fast Retailing Co., Ltd.	7,600	1,743,526
FCC Co., Ltd.	28,300	373,431
FUJIFILM Holdings Corp.	88,100	5,206,398
Fujitsu Ltd.	34,200	4,274,724
Furukawa Electric Co., Ltd.	47,300	812,470
Hakuhodo DY Holdings, Inc.	30,300	287,468
Hitachi Ltd.	46,000	3,057,263
Hokkaido Electric Power Co., Inc.(a)	43,200	198,451
Honda Motor Co., Ltd.	468,900	15,153,157
Honda Motor Co., Ltd. ADR	26,379	852,833
Hoya Corp.	14,300	1,586,599
Idemitsu Kosan Co., Ltd.	10,500	223,506
Inpex Corp.	1,039,000	14,549,979
ITOCHU Corp.	23,600	885,693
ITOCHU ENEX Co., Ltd.	44,900	454,366
ITOCHU Techno-Solutions Corp.	3,900	115,797
Iwaki Co., Ltd.	32,400	420,413
Japan Exchange Group, Inc.	420,503	7,336,831
Japan Petroleum Exploration Co., Ltd.	4,700	154,570
Japan Post Holdings Co., Ltd.	123,300	945,298
Japan Post Insurance Co., Ltd.	8,500	136,825
JFE Holdings, Inc.	31,200	492,901
Kajima Corp.	126,700	2,116,239
Kao Corp.	84,700	3,271,762
Kawasaki Heavy Industries Ltd.	30,300	776,306
KDDI Corp.	72,000	2,140,375
Keyence Corp.	26,000	10,794,467
Kirin Holdings Co., Ltd.	310,300	4,356,382
Kissei Pharmaceutical Co., Ltd.	28,300	660,907
Konoike Transport Co., Ltd.	7,600	106,407
Kyocera Corp.	90,100	4,621,202
Kyocera Corp., ADR	14,888	762,638
Macnica Fuji Electronics Holdings, Inc.	57,500	2,690,343

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Mazda Motor Corp.	28,200	293,813
Mebuki Financial Group, Inc.	367,600	1,016,197
Megmilk Snow Brand Co., Ltd.	37,500	613,497
Mitsubishi Corp.	139,600	6,885,763
Mitsubishi Electric Corp.	466,100	6,072,387
Mitsubishi Heavy Industries Ltd.	16,500	934,430
Mitsubishi Motors Corp.	128,900	504,198
Mitsubishi Pencil Co., Ltd.	28,900	382,573
Mitsui & Co., Ltd.	156,800	5,840,067
Mitsui Chemicals, Inc.	38,100	1,032,845
Mitsui OSK Lines Ltd.	119,000	3,295,222
Mixi, Inc.	36,300	605,879
MonotaRO Co., Ltd	596,580	7,045,777
MS&AD Insurance Group Holdings, Inc.	32,100	1,152,764
Murata Manufacturing Co., Ltd.	358,800	20,072,453
NEC Corp.	10,600	558,735
NGK Insulators Ltd.	66,800	886,183
Nidec Corp.	118,644	6,173,576
Nihon M&A Center Holdings, Inc.	1,109,500	6,163,079
Nintendo Co., Ltd.	176,950	7,587,066
Nippon Express Holdings, Inc.	3,800	197,332
Nippon Sanso Holdings Corp.	60,900	1,468,431
Nippon Steel Corp.	31,300	740,193
Nippon Telegraph & Telephone Corp.	4,365,000	5,039,987
Nippon Yusen KK	193,100	5,137,309
Nissan Motor Co., Ltd.	102,900	437,553
Nitto Denko Corp.	34,700	2,367,322
Nomura Holdings, Inc.	125,100	484,339
Obic Co., Ltd.	3,200	556,378
Okinawa Electric Power Co., Inc. (The)(a)	900	7,069
Okumura Corp.	48,500	1,516,281
Oriental Land Co., Ltd.	22,100	796,069
ORIX Corp.	159,400	2,971,962
Osaka Gas Co., Ltd.	86,300	1,377,730
Otsuka Corp.	1,900	84,679
Otsuka Holdings Co., Ltd.	16,500	626,864
Panasonic Holdings Corp.	230,400	2,651,917
Press Kogyo Co., Ltd.	149,800	688,049
Qol Holdings Co., Ltd.	27,500	362,984
Common Stocks (continued)
Issuer	Shares	Value ($)
Recruit Holdings Co., Ltd.	177,800	6,333,681
Ricoh Co., Ltd.	104,200	848,854
Rohm Co., Ltd.	3,600	300,268
San-Ai Obbli Co., Ltd.	38,500	442,753
Sanshin Electronics Co., Ltd.	4,600	68,311
SCSK Corp.	15,000	260,016
Sega Sammy Holdings, Inc.	53,200	1,061,702
Seikitokyu Kogyo Co., Ltd.	91,700	1,047,302
Seiko Epson Corp.	176,800	2,768,405
Seino Holdings Corp.	12,100	176,264
Seven & I Holdings Co., Ltd.	3,900	160,022
Shibaura Mechatronics Corp.	5,500	968,567
Shikoku Electric Power Co., Inc.(a)	86,700	624,357
Shimadzu Corp.	4,000	117,547
Shimano, Inc.	51,533	7,559,393
Shin-Etsu Chemical Co., Ltd.	248,000	7,904,694
Shiseido Co., Ltd.	236,047	9,578,604
SMC Corp.	19,688	9,570,751
Socionext, Inc.	1,000	123,730
SoftBank Corp.	2,400	27,525
Sojitz Corp.	139,600	2,999,251
Sompo Holdings, Inc.	46,700	2,032,267
Sony Group Corp.	167,123	13,903,382
Starzen Co., Ltd.	2,300	40,606
Subaru Corp.	121,800	2,341,409
Sumco Corp.	329,500	4,400,719
Sumitomo Chemical Co., Ltd.	193,000	534,287
Sumitomo Corp.	25,800	530,614
Sumitomo Forestry Co., Ltd.	2,600	73,167
Sumitomo Mitsui Financial Group, Inc.	131,200	5,998,001
Suntory Beverage & Food Ltd.	44,100	1,418,892
Suzuken Co., Ltd.	64,600	1,914,878
Suzuki Motor Corp.	10,400	408,641
Taisho Pharmaceutical Holdings Co., Ltd.	4,800	198,287
Takara Standard Co., Ltd.	14,500	193,232
Takeda Pharmaceutical Co., Ltd.	431,500	13,335,537
Tama Home Co., Ltd.	12,900	314,344
Terumo Corp.	4,200	127,081
Tokai Rika Co., Ltd.	4,600	71,918

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Tokio Marine Holdings, Inc.	9,200	203,030
Tokyo Electric Power Co. Holdings, Inc.(a)	419,600	1,838,262
Tokyo Electron Ltd.	72,500	10,768,111
Tokyo Gas Co., Ltd.	160,200	3,707,117
Toppan Printing Co., Ltd.	11,400	275,378
Toray Industries, Inc.	530,900	2,862,440
Tosoh Corp.	6,600	85,403
Toyo Seikan Group Holdings Ltd.	32,300	584,580
Toyoda Gosei Co., Ltd.	3,600	77,655
Toyota Tsusho Corp.	10,600	631,003
Trend Micro, Inc.	3,500	148,546
Tsubakimoto Chain Co.	6,200	163,659
Wakita & Co., Ltd.	4,400	40,498
Yamaha Motor Co., Ltd.	13,200	341,567
Yamaichi Electronics Co., Ltd.	6,800	85,779
Yamazen Corp.	87,200	683,441
Yokogawa Electric Corp.	9,900	196,029
Yuasa Trading Co., Ltd.	14,000	410,900
Total		398,203,672
Luxembourg 0.0%
Tenaris SA	20,192	322,463
Netherlands 7.7%
Adyen NV(a)	9,876	8,246,671
Akzo Nobel NV	211,848	17,198,564
ASML Holding NV	50,545	33,234,761
ASML Holding NV	9,231	6,097,352
EXOR NV	95,894	8,486,333
IMCD NV	97,523	13,432,060
ING Groep NV	1,369,802	19,408,730
Koninklijke Philips NV(a)	752,189	16,902,880
Prosus NV(a)	89,067	6,143,342
Shell PLC	442,757	13,537,417
Shell PLC	728,482	22,564,436
Stellantis NV	381,518	7,072,222
Stellantis NV	198,845	3,691,211
Stellantis NV	234,021	4,341,090
Wolters Kluwer NV, ADR	2,199	264,957
Total		180,622,026
Common Stocks (continued)
Issuer	Shares	Value ($)
Norway 0.5%
Aker Carbon Capture ASA(a)	3,549,096	4,087,671
Equinor ASA	52,687	1,618,083
Equinor ASA, ADR	96,750	2,957,647
Telenor ASA	379	4,058
Yara International ASA	92,137	3,358,334
Total		12,025,793
Panama 0.3%
Copa Holdings SA, Class A	65,481	6,659,418
Portugal 0.0%
Galp Energia SGPS SA	20,927	288,838
Jeronimo Martins SGPS SA	14,252	363,312
Total		652,150
Russian Federation —%
Gazprom PJSC(c),(d),(e),(f)	1,247,200	0
Lukoil PJSC(c),(d),(e),(f)	31,251	—
MMC Norilsk Nickel PJSC(a),(c),(d),(f)	20,201	—
MMC Norilsk Nickel PJSC, ADR(a),(c),(d),(f)	5	—
Rosneft Oil Co. PJSC(c),(d),(e),(f)	563,548	0
Sberbank of Russia PJSC(c),(d),(e),(f),(g)	436,630	—
Total		0
Singapore 0.4%
United Overseas Bank Ltd.	356,200	7,482,824
Yangzijiang Shipbuilding Holdings Ltd.	1,939,500	2,423,905
Total		9,906,729
South Africa 0.4%
Discovery Ltd.(a)	1,273,365	9,893,611
South Korea 3.3%
Coupang, Inc.(a)	411,587	7,811,921
Hana Financial Group, Inc.	44,584	1,332,288
Samsung Electronics Co., Ltd.	630,917	31,909,415
Samsung Electronics Co., Ltd. GDR	16,519	20,820,339
SK Hynix, Inc.	170,250	15,654,522
Total		77,528,485

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 2.4%
Aena SME SA	81,734	12,848,344
Amadeus IT Group SA, Class A	334,142	22,926,631
Banco Bilbao Vizcaya Argentaria SA	282,661	2,230,163
Banco Bilbao Vizcaya Argentaria SA, ADR	37,847	300,505
Banco Santander SA	780,667	3,047,419
Banco Santander SA, ADR	86,717	335,595
Iberdrola SA	717,764	8,514,643
Industria de Diseno Textil SA	45,883	1,757,840
Mapfre SA	150,458	318,251
Repsol SA	317,486	4,907,098
Repsol SA, ADR	4,279	65,961
Total		57,252,450
Sweden 1.7%
Atlas Copco AB, Class B	1,472,016	16,946,791
Epiroc AB, Class B	725,960	11,882,870
Essity AB, Class B	117,642	2,746,493
H & M Hennes & Mauritz AB	191,402	2,922,325
MIPS AB	91,097	3,365,041
Swedbank AB, Class A	146,318	2,589,496
Total		40,453,016
Switzerland 4.1%
Cie Financiere Richemont SA, Class A, Registered Shares	141,744	20,105,197
Nestle SA, Registered Shares	4,474	538,828
Nestlé SA, Registered Shares	145,078	17,444,095
Novartis AG, Registered Shares	249,170	25,076,910
Swatch Group AG (The)	15,549	4,365,232
Swatch Group AG (The), Registered Shares	8,846	471,300
Swiss Re AG	116,463	11,309,447
UBS AG	215,225	5,700,600
Wizz Air Holdings PLC(a)	100,392	2,859,433
Zurich Insurance Group AG	18,152	8,511,349
Total		96,382,391
Taiwan 1.2%
Sea Ltd. ADR(a)	99,931	3,760,404
Taiwan Semiconductor Manufacturing Co., Ltd.	1,472,400	25,300,187
Total		29,060,591
Common Stocks (continued)
Issuer	Shares	Value ($)
Turkey 0.2%
Haci Omer Sabanci Holding AS	735,390	1,644,259
KOC Holding AS	83,500	443,064
Turkiye Garanti Bankasi AS	619,004	1,162,137
Turkiye Is Bankasi AS	1,687,416	1,328,416
Total		4,577,876
United Kingdom 15.4%
Anglo American PLC	166,636	4,431,132
AstraZeneca PLC	126,197	16,951,126
AstraZeneca PLC	7,140	971,999
AstraZeneca PLC, ADR	136	9,223
Barclays Bank PLC	10,607,657	19,758,455
Barclays Bank PLC, ADR	236,383	1,775,236
BP PLC	5,015,198	30,990,348
BP PLC, ADR	393,422	14,627,430
British American Tobacco PLC	390,468	12,934,013
Compass Group PLC	416,179	10,494,679
Diageo PLC	377,356	15,453,868
Experian PLC	362,273	12,651,883
GSK PLC	934,896	16,375,588
GSK PLC, ADR	405,404	14,241,842
HSBC Holdings PLC, ADR	84,524	3,154,436
Legal & General Group PLC	2,375,965	6,564,553
NatWest Group PLC	1,419,738	4,128,715
Oxford Nanopore Technologies PLC(a)	1,129,319	3,404,879
Prudential PLC	1,726,852	21,031,444
Reckitt Benckiser Group PLC	326,326	23,549,559
RELX PLC	261,931	8,537,581
RELX PLC	261,856	8,524,127
Rio Tinto PLC	562,563	34,645,268
Rolls-Royce Holdings PLC(a)	19,159,232	53,747,869
Segro PLC	242,371	2,259,448
Shell PLC, ADR	135,542	8,415,803
Unilever PLC	227,517	11,619,126
Total		361,249,630

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 2.1%
Roche Holding AG, Genusschein Shares	137,539	40,366,104
Spotify Technology SA(a)	35,378	5,447,150
Tenaris SA, ADR	72,659	2,320,002
Total		48,133,256
Total Common Stocks (Cost $2,032,484,924)		2,287,618,175

Exchange-Traded Equity Funds 0.2%
	Shares	Value ($)
United States 0.2%
iShares MSCI EAFE ETF	1,023	73,175
Vanguard FTSE Developed Markets ETF	90,094	4,121,801
Total		4,194,976
Total Exchange-Traded Equity Funds (Cost $4,119,671)		4,194,976

Preferred Stocks 0.6%
Issuer	Shares	Value ($)
Brazil 0.2%
Petroleo Brasileiro SA	783,100	5,061,950
Germany 0.4%
BMW AG	2,878	276,523
Volkswagen AG	67,423	8,251,387
Total		8,527,910
Total Preferred Stocks (Cost $13,780,664)		13,589,860
Rights 0.0%
Issuer	Shares	Value ($)
Canada 0.0%
Constellation Software, Inc.(a)	5,743	3,188
Total Rights (Cost $—)		3,188

Warrants 0.0%

Canada —%
Constellation Software, Inc.(a),(c),(f)	5,743	0
Switzerland 0.0%
Cie Financiere Richemont SA(a)	43,768	41,868
Total Warrants (Cost $11,703)		41,868

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(h),(i)	35,791,995	35,781,258
Total Money Market Funds (Cost $35,774,564)		35,781,258
Total Investments in Securities (Cost $2,086,171,526)		2,341,229,325
Other Assets & Liabilities, Net		12,539,356
Net Assets		$2,353,768,681

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2023, the total value of these securities amounted to $5,551,493, which represents 0.24% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
August 31, 2023
Notes to Portfolio of Investments  (continued)
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At August 31, 2023, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Gazprom PJSC	11/11/2020-06/10/2021	1,247,200	3,820,620	—
Lukoil PJSC	03/30/2020-12/29/2021	31,251	2,094,074	—
MMC Norilsk Nickel PJSC	08/07/2019-11/22/2021	20,201	4,978,804	—
MMC Norilsk Nickel PJSC, ADR	08/07/2019-11/22/2021	5	123	—
Rosneft Oil Co. PJSC	03/31/2020-03/16/2021	563,548	3,458,257	—
Sberbank of Russia PJSC	03/29/2021-04/08/2021	436,630	1,642,454	—
			15,994,332	—

(e)	As a result of sanctions and restricted cross-border payments, certain income and/or principal has not been recognized by the Fund. The Fund will continue to monitor the net realizable value and record the income when it is considered collectible.
(f)	Valuation based on significant unobservable inputs.
(g)	On May 25, 2022, the Office of Foreign Assets Control (OFAC) license permitting the holding of the Sberbank position expired, and the position is now considered blocked property. As such the security has been segregated on the Fund’s books and records and cannot be sold or transferred at this time.
(h)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(i)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	72,917,032	596,927,492	(634,064,214)	948	35,781,258	8,598	1,778,638	35,791,995
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	2,081,145	—	2,081,145
Austria	—	4,628,415	—	4,628,415
Belgium	—	19,811,268	—	19,811,268
Brazil	56,542,625	—	—	56,542,625
Canada	57,189,971	—	—	57,189,971
China	7,734,122	50,962,410	—	58,696,532
Denmark	3,708,688	42,956,894	—	46,665,582
Finland	—	16,957,646	—	16,957,646
France	8,242,354	216,953,722	—	225,196,076
Germany	9,983,094	228,592,813	—	238,575,907
Hong Kong	—	37,181,293	—	37,181,293
India	15,646,228	—	—	15,646,228
Ireland	33,076,253	39,381,005	—	72,457,258
Israel	4,079,534	1,542,932	—	5,622,466
Italy	2,366,644	95,075,562	—	97,442,206
Japan	852,833	397,350,839	—	398,203,672
Luxembourg	—	322,463	—	322,463
Netherlands	10,438,442	170,183,584	—	180,622,026
Norway	2,957,647	9,068,146	—	12,025,793
Panama	6,659,418	—	—	6,659,418
Portugal	—	652,150	—	652,150
Russian Federation	—	—	0*	0*
Singapore	—	9,906,729	—	9,906,729
South Africa	—	9,893,611	—	9,893,611
South Korea	7,811,921	69,716,564	—	77,528,485
Spain	636,100	56,616,350	—	57,252,450
Sweden	—	40,453,016	—	40,453,016
Switzerland	—	96,382,391	—	96,382,391
Taiwan	3,760,404	25,300,187	—	29,060,591
Turkey	—	4,577,876	—	4,577,876
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United Kingdom	42,223,970	319,025,660	—	361,249,630
United States	7,767,152	40,366,104	—	48,133,256
Total Common Stocks	281,677,400	2,005,940,775	0*	2,287,618,175
Exchange-Traded Equity Funds	4,194,976	—	—	4,194,976
Preferred Stocks
Brazil	5,061,950	—	—	5,061,950
Germany	—	8,527,910	—	8,527,910
Total Preferred Stocks	5,061,950	8,527,910	—	13,589,860
Rights
Canada	3,188	—	—	3,188
Total Rights	3,188	—	—	3,188
Warrants
Canada	—	—	0*	0*
Switzerland	—	41,868	—	41,868
Total Warrants	—	41,868	0*	41,868
Money Market Funds	35,781,258	—	—	35,781,258
Total Investments in Securities	326,718,772	2,014,510,553	0*	2,341,229,325

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,050,396,962)	$2,305,448,067
Affiliated issuers (cost $35,774,564)	35,781,258
Foreign currency (cost $928,728)	924,106
Receivable for:
Investments sold	4,155,804
Capital shares sold	3,021,990
Dividends	6,102,563
Foreign tax reclaims	9,027,491
Trustees’ fees	56,781
Expense reimbursement due from Investment Manager	883
Prepaid expenses	21,779
Total assets	2,364,540,722
Liabilities
Due to custodian	24,940
Payable for:
Investments purchased	8,083,582
Capital shares redeemed	2,042,199
Management services fees	50,782
Transfer agent fees	283,016
Trustees’ fees	104,107
Other expenses	183,415
Total liabilities	10,772,041
Net assets applicable to outstanding capital stock	$2,353,768,681
Represented by
Paid in capital	2,195,425,142
Total distributable earnings (loss)	158,343,539
Total - representing net assets applicable to outstanding capital stock	$2,353,768,681
Institutional Class
Net assets	$2,353,765,873
Shares outstanding	209,396,981
Net asset value per share	$11.24
Institutional 3 Class
Net assets	$2,808
Shares outstanding	249
Net asset value per share	$11.28
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	21

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$76,039,820
Dividends — affiliated issuers	1,778,638
Interfund lending	255
Foreign taxes withheld	(7,330,905)
Total income	70,487,808
Expenses:
Management services fees	18,008,084
Transfer agent fees
Institutional Class	3,499,311
Institutional 3 Class	1
Trustees’ fees	57,148
Custodian fees	334,335
Printing and postage fees	247,610
Registration fees	116,953
Accounting services fees	87,630
Legal fees	41,410
Interest on interfund lending	1,587
Compensation of chief compliance officer	441
Other	200,872
Total expenses	22,595,382
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(77,584)
Total net expenses	22,517,798
Net investment income	47,970,010
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(38,102,713)
Investments — affiliated issuers	8,598
Foreign currency translations	(1,514,573)
Net realized loss	(39,608,688)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	471,845,496
Investments — affiliated issuers	948
Foreign currency translations	806,653
Net change in unrealized appreciation (depreciation)	472,653,097
Net realized and unrealized gain	433,044,409
Net increase in net assets resulting from operations	$481,014,419
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$47,970,010	$56,311,926
Net realized loss	(39,608,688)	(52,434,209)
Net change in unrealized appreciation (depreciation)	472,653,097	(702,781,171)
Net increase (decrease) in net assets resulting from operations	481,014,419	(698,903,454)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(53,998,519)	(90,994,416)
Institutional 3 Class	(64)	(100)
Total distributions to shareholders	(53,998,583)	(90,994,516)
Increase (decrease) in net assets from capital stock activity	(310,005,226)	495,046,513
Total increase (decrease) in net assets	117,010,610	(294,851,457)
Net assets at beginning of year	2,236,758,071	2,531,609,528
Net assets at end of year	$2,353,768,681	$2,236,758,071

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Shares sold	31,488,200	333,842,940	78,383,736	910,675,109
Distributions reinvested	5,526,972	53,998,519	7,919,444	90,994,416
Shares redeemed	(66,536,731)	(697,846,685)	(47,240,328)	(506,623,012)
Net increase (decrease)	(29,521,559)	(310,005,226)	39,062,852	495,046,513
Total net increase (decrease)	(29,521,559)	(310,005,226)	39,062,852	495,046,513
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2023	$9.36	0.22	1.90	2.12	(0.24)	—	(0.24)
Year Ended 8/31/2022	$12.67	0.24	(3.17)	(2.93)	(0.14)	(0.24)	(0.38)
Year Ended 8/31/2021	$10.02	0.15	2.65	2.80	(0.15)	—	(0.15)
Year Ended 8/31/2020	$9.06	0.11	1.10	1.21	(0.25)	—	(0.25)
Year Ended 8/31/2019	$9.67	0.23	(0.77)	(0.54)	(0.07)	—	(0.07)
Institutional 3 Class
Year Ended 8/31/2023	$9.39	0.24	1.91	2.15	(0.26)	—	(0.26)
Year Ended 8/31/2022	$12.69	0.26	(3.16)	(2.90)	(0.16)	(0.24)	(0.40)
Year Ended 8/31/2021	$10.05	0.17	2.63	2.80	(0.16)	—	(0.16)
Year Ended 8/31/2020(e)	$10.04	0.10	(0.09)(f)	0.01	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2023	$11.24	23.04%	0.99%(c)	0.98%(c)	2.09%	43%	$2,353,766
Year Ended 8/31/2022	$9.36	(23.66%)	0.96%(c)	0.96%(c)	2.20%	59%	$2,236,756
Year Ended 8/31/2021	$12.67	28.10%	0.99%(c)	0.99%(c)	1.24%	82%	$2,531,606
Year Ended 8/31/2020	$10.02	13.34%	1.00%(c),(d)	0.98%(c),(d)	1.22%	89%	$2,045,267
Year Ended 8/31/2019	$9.06	(5.53%)	1.02%(c)	1.02%(c)	2.54%	63%	$1,901,132
Institutional 3 Class
Year Ended 8/31/2023	$11.28	23.28%	0.83%(c)	0.83%(c)	2.28%	43%	$3
Year Ended 8/31/2022	$9.39	(23.42%)	0.80%(c)	0.80%(c)	2.34%	59%	$2
Year Ended 8/31/2021	$12.69	28.07%	0.83%(c)	0.81%(c)	1.43%	82%	$3
Year Ended 8/31/2020(e)	$10.05	0.10%	0.86%(c)	0.84%(c)	1.57%	89%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	25

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Multi-Manager International Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
26	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
August 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.79% of the Fund’s average daily net assets.
28	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Arrowstreet Capital, Limited Partnership, Baillie Gifford Overseas Limited and Causeway Capital Management LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of the investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.15
Institutional 3 Class	0.02
Multi-Manager International Equity Strategies Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
August 31, 2023
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Institutional Class	0.99%	0.99%
Institutional 3 Class	0.85	0.87
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
635,400	(635,400)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
53,998,583	—	53,998,583	81,782,319	9,212,197	90,994,516
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
45,060,536	—	(81,789,722)	195,050,918
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,146,178,407	316,774,627	(121,723,709)	195,050,918
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(61,670,453)	(20,119,269)	(81,789,722)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $967,665,376 and $1,245,897,416, respectively, for the year ended August 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $22,577 for the year ended August 31, 2023.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime
Multi-Manager International Equity Strategies Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
August 31, 2023
money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,800,000	5.10	4
Lender	1,800,000	5.10	1
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund
32	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
August 31, 2023
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At August 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
34	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager International Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager International Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$7,328,045	$0.03	$75,950,108	$0.36
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
36	Multi-Manager International Equity Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Multi-Manager International Equity Strategies Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
38	Multi-Manager International Equity Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Multi-Manager International Equity Strategies Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
40	Multi-Manager International Equity Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
42	Multi-Manager International Equity Strategies Fund | Annual Report 2023

 Approval of Management and SubadvisoryAgreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager International Equity Strategies Fund (the Fund).  Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford), Causeway Capital Management LLC (Causeway) and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager (collectively, the Subadvisers), the Subadvisers have been retained to perform portfolio management and related services for the Fund. Although Threadneedle is not currently providing such services, the Investment Manager may in the future reallocate Fund assets to be managed by Threadneedle.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements).  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 22, 2023 Board meeting (the June 2023 Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms.  At the June 2023 Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
Multi-Manager International Equity Strategies Fund | Annual Report 2023	43

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated subadvisers.  With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process.  The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement.  In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed.  The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager.  It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team.
44	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of Arrowstreet, Baillie Gifford and Causeway and the Investment Manager’s process for monitoring such Subadvisers’ performance.  The Board considered, in particular, management’s rationale for recommending the continued retention of Arrowstreet, Baillie Gifford and Causeway and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate Arrowstreet, Baillie Gifford and Causeway.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, and the Investment Manager’s evaluation of the contribution of Arrowstreet, Baillie Gifford and Causeway to the Fund’s investment mandate.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund.  The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each of Arrowstreet, Baillie Gifford and Causeway to provide comparable subadvisory services.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	45

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  Because the Subadvisory Agreements with each of Arrowstreet, Baillie Gifford and Causeway were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each of Arrowstreet, Baillie Gifford and Causeway from its relationship with the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.  The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.  The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.  The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement.  In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and each of the Subadvisory Agreements.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
APPROVAL OF SUBADVISORY AGREEMENT AMENDMENT
At its meeting on March 10, 2023, the Board, including the Independent Trustees, approved an amendment to the Subadvisory Agreement between the Investment Manager and Causeway (the Causeway Subadvisory Agreement) for the purpose of reducing the fees payable thereunder by the Investment Manager to Causeway.
The Independent Trustees considered how the amendment to the Causeway Subadvisory Agreement would reduce the subadvisory fee rate paid to Causeway by the Investment Manager under the current Causeway Subadvisory Agreement. The Independent Trustees also considered that the Investment Manager had confirmed that there would not be any change to the nature or quality of the subadvisory services provided as a result of entering into the amendment, and that the Causeway Subadvisory Agreement, as amended, was substantially similar to the current Causeway Subadvisory Agreement in place except for the reduced fee.  The Independent Trustees reviewed the performance of the Fund as well as the level of
46	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
management fees paid by the Fund. The Independent Trustees noted that no management fees were proposed to change and that the level of services provided by the Investment Manager was also not proposed to change. The Independent Trustees also noted that the Contracts Committee, as part of the 2023 15(c) process, would review the continued reasonableness of each Fund’s management fee, including taking into account the reduced subadvisory fee levels.
The Independent Trustees noted the discussion, which is described below, relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and Board meetings in June 2022 (the June 2022 Meeting) and, in that connection, the discussion by Independent Legal Counsel of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the Investment Company Act of 1940, as amended (the 1940 Act) and the factors that should be considered in determining whether to approve or renew an investment management agreement.  The Independent Trustees considered that they should apply these factors in considering the amendment to the Causeway Subadvisory Agreement.  The Independent Trustees also considered that they should take into account the variety of written materials and oral presentations they received at their meetings in November 2022, as well as all of the information previously considered at the June 2022 Meeting regarding the proposed 15(c) renewal of the existing Funds’ advisory and subadvisory agreements.
After considering the factors described above relating to the amendment of the Causeway Subadvisory Agreement, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the current Causeway Subadvisory Agreement in June 2022, the Board, including all of the Independent Trustees, approved the proposed amendment to the Causeway Subadvisory Agreement.
General conclusions in connection with the Trustees’ previous approval of the continuance of the Fund’s existing advisory agreements
On an annual basis, the Board, including the Independent Trustees, considers renewal of the Management Agreement and the Subadvisory Agreements.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge, and comprehensive responses to written requests for information by Independent Legal Counsel to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting, considered the renewal of each of the Advisory Agreements for additional one-year terms.  At the June 2022 Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
Multi-Manager International Equity Strategies Fund | Annual Report 2023	47

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers.  With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
48	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process.  The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement.  In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed.  The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager.  It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of Arrowstreet, Baillie Gifford and Causeway and the Investment Manager’s process for monitoring such Subadvisers’ performance.  The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate Arrowstreet, Baillie Gifford and Causeway.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	49

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each of Arrowstreet, Baillie Gifford and Causeway to provide comparable subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  Because the Subadvisory Agreements with each of Arrowstreet, Baillie Gifford and Causeway were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each of Arrowstreet, Baillie Gifford and Causeway from its relationship with the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.  The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.  The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement.  In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
50	Multi-Manager International Equity Strategies Fund | Annual Report 2023

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements.  In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Multi-Manager International Equity Strategies Fund | Annual Report 2023	51

Multi-Manager International Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN302_08_N01_(10/23)

Annual Report
August 31, 2023
Multi-Manager Small Cap Equity Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Small Cap Equity Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Small Cap Equity Strategies Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Columbia Management Investment Advisers, LLC
Jarl Ginsberg, CFA, CAIA
Christian Stadlinger, Ph.D., CFA
Conestoga Capital Advisors, LLC
Robert Mitchell
Joseph Monahan, CFA
Hotchkis and Wiley Capital Management, LLC
Judd Peters, CFA
Ryan Thomes, CFA
J.P. Morgan Investment Management Inc.
Eytan Shapiro, CFA
Matthew Cohen
Jacobs Levy Equity Management, Inc.
Bruce Jacobs, Ph.D.
Kenneth Levy, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2023)
	Inception	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	5.83	3.89	8.17
Institutional 3 Class*	12/18/19	6.05	4.03	8.25
Russell 2000 Index		4.65	3.14	7.96
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of each class include the returns of the Fund’s Class A shares through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Small Cap Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2023)
Common Stocks	97.9
Exchange-Traded Equity Funds	0.4
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2023)
Communication Services	0.8
Consumer Discretionary	10.7
Consumer Staples	2.6
Energy	6.8
Financials	17.5
Health Care	11.5
Industrials	24.3
Information Technology	15.0
Materials	3.8
Real Estate	4.9
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
The Fund is currently managed by four independent investment management firms and by Columbia Management Investment Advisers, LLC (CMIA) and each invests a portion of the portfolio’s assets. As of August 31, 2023, CMIA, Conestoga Capital Advisors, LLC (Conestoga), Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley), J.P. Morgan Investment Management Inc. (JPMIM) and Jacobs Levy Equity Management Inc. (Jacobs Levy) managed approximately 19.8%, 20.5%, 20.6%, 19.8% and 19.3% of the portfolio, respectively.
For the 12-month period that ended August 31, 2023, Institutional Class shares of Multi-Manager Small Cap Equity Strategies Fund returned 5.83%. The Fund’s benchmark, the Russell 2000 Index, returned 4.65%.
Market overview
The broad U.S. equity market delivered strong gains during the annual period, despite continued concerns about a future economic slowdown and a series of rate hikes by the U.S. Federal Reserve (Fed) that tapered from aggressive to more measured by period-end to tame stubborn inflation. Momentum picked up as the period progressed as better-than-feared earnings drove equity gains. The period, however, was far from smooth.
In March 2023, the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse led to fears of a financial crisis. In response, the Fed created a lending facility to support bank liquidity while the market began to price in multiple cuts in the federal funds target rate over the second half of 2023. At its March 2023 meeting the Fed raised the federal funds target rate by another quarter-point to a range of 4.75% to 5.0%. The rate hike was generally welcomed by investors as a signal that the Fed viewed the financial system as remaining on stable footing.
Inflation continued to decline as the period progressed.  Through August 2023, the rate of year-over-year U.S. inflation had decelerated to 3.7%, a meaningful reduction from the four decade high of 9.1% in June 2022, though still higher than the Fed’s 2% inflation target. Nonetheless, with the economy displaying surprising resilience and employment remaining historically robust, the Fed implemented additional 25 basis point increases at its early May and late July meetings, bringing the federal funds target rate to the 5.25% to 5.50% range.
Sentiment remained quite positive through the latter months of the period, as the Fed slowed its pace of rate hikes in response to cooling inflation. Investors were further encouraged by the fact that economic growth and corporate earnings — while slowing — did not decline to the extent that the markets had anticipated in late 2022. These factors combined to fuel an impressive gain for equities, but the majority of the positive return was generated by a small group of mega-cap technology-related stocks. Much of the relative strength in this area came from companies expected to benefit from the evolution of artificial intelligence (AI). The growth style strongly outpaced value as a result. Small-cap stocks, which are less influenced by AI-related trends and more sensitive to concerns in the banking sector, were unable to keep pace with the rally in large caps.
CMIA
Our portion of the Fund’s portfolio is compared against the Russell 2000 Value Index, which we outperformed during the 12-month period.
Notable contributors in our portion of the Fund during the period
•	The largest contribution to returns in our portion of the Fund came from the industrials, consumer discretionary, materials and information technology sectors.
•	Top individual contributors included:
○	International Game Technology PLC, an electronic casino gaming equipment and services company;
○	APi Group Corp, a life safety, security and specialty services company;
○	EMCOR Group, Inc., an electrical and mechanical construction company;
○	KB Home, a homebuilding company; and
○	Tanger Factory Outlet Centers, Inc., an outlet shopping center real estate investment trust.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable detractors in our portion of the Fund during the period
•	Areas that weighed most on performance in our portion of the Fund included the financials, health care and utilities sectors.
•	Holdings that detracted most from performance included:
○	United Natural Foods, Inc., a specialty foods distributor;
○	Bloom Energy Corp., a manufacturer of solid-oxide fuel cell systems for power generation;
○	Hannon Armstrong Sustainable Infrastructure Capital, Inc., a company that provides capital and services to the energy efficiency, renewable energy, and other sustainable infrastructure markets in the United States;
○	UMB Financial Corp., a bank holding company; and
○	Sunrun, Inc., a company which designs and sells residential solar energy systems.
○	We sold our positions in United Natural Foods and Sunrun.
Conestoga
Our portion of the Fund’s portfolio is compared to the Russell 2000 Growth Index, which we outperformed during the 12-month period.
Notable contributors in our portion of the Fund during the period
•	The top contributing market sectors to relative performance in our portion of the Fund were the industrials, health care and real estate sectors.
•	Top individual contributors to performance during the period included:
○	AAON, Inc., a leading provider of semi-custom HVAC equipment;
○	SPS Commerce, Inc., a provider of supply chain management software; and
○	Axon Enterprise, Inc., a public safety technology company.
Notable detractors in our portion of the Fund during the period
•	Technology was the only sector that detracted from performance in our portion of the Fund relative to the benchmark. Though it underperformed the benchmark in the sector, technology delivered positive absolute performance for our portion of the portfolio.
•	Top individual detractors in our portion of the Fund included:
○	Omnicell, Inc., a provider of medication control solutions and medication adherence packaging;
○	Simulations Plus, Inc., a leading provider of simulation software and consulting services to the pharma/biotech industry; and
○	Definitive Healthcare Corp., a leading provider of healthcare commercial intelligence software.
Hotchkis & Wiley
Our portion of the Fund’s portfolio is compared to the Russell 2000 Value Index, which we outperformed during the 12-month period.
Notable contributors in our portion of the Fund during the period
•	The financials sector represented the largest positive contributor to relative performance over the period, driven by strong stock selection. We had no exposure to regional banks that failed and limited exposure to those that were perceived to be at risk of failure.
6	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	An underweight exposure to the health care sector, particularly biotechnology, helped relative performance as this was among the worst-performing market segments.
•	Our industrials exposure helped, both the overweight allocation and positive stock selection.
•	The largest contributors were an eclectic mix of businesses that outperformed expectations.
○	Super Micro Computer, Inc. provides compute platforms that are application optimized, high-performance, and high-efficiency server and storage systems. We exited the position on valuation and strategy parameters (the market cap became too large).
○	SiriusPoint Ltd operates as an insurance and reinsurance company. We continue to hold a modest position.
○	Tidewater, Inc. produces offshore supply vessels and marine support services for offshore exploration and production companies. We exited the position as it approached our estimate of intrinsic value.
Notable detractors in our portion of the Fund during the period
•	The three largest detractors were the materials, real estate and utilities sectors. Combined, however, the three sectors detracted less than 50 basis points from relative performance. (A basis point is 1/100 of a percent.)
○	The portfolio was slightly overweight in the materials sector, which had a nominally positive effect, but stock selection in the sector was negative.
○	The portfolio was significantly underweight in the real estate sector, which helped relative performance, but this was offset by negative stock selection in the sector.
○	The underweight position in utilities and negative stock selection had a total effect of negative 5 basis points for the period.
•	Individual holdings that detracted most during the period included:
○	HomeStreet, Inc., a financial services company operating primarily in the western United States.
○	Emergent BioSolutions, Inc. is one of the very few biotechnology companies owned in the portfolio. The company makes medical countermeasures for biological and chemical threats (it has the only FDA approved anthrax vaccine) as well as emerging infectious diseases.
○	Telos Corp. offers IT services with its primary service being security solutions, which it sells to various federal government agencies and to corporate customers.
JPMIM
Our portion of the Fund’s portfolio is compared against the Russell 2000 Value Index, which we underperformed during the 12-month period.
Notable detractors in our portion of the Fund during the period
•	The health care and information technology sectors weighed most on performance during the period, driven primarily by stock selection.
•	A modest sector overweight in the health care also detracted.
•	Holdings that detracted most during the period included:
○	Cano Health, Inc., a value-based health care services provider;
○	Wolfspeed, Inc., a semiconductor device company that develops and manufactures silicon carbide and solutions for high power applications; and
○	Petco Health & Wellness Co., Inc., a supplier of pet products.
○	We exited our positions in Cano Health and Wolfspeed.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable contributors in our portion of the Fund during the period
•	Stock selection within the industrials, financials and consumer discretionary sectors contributed most to performance in our portion of the Fund.
•	Top individual contributors included:
○	Saia, Inc., a leader in less-than-truckload shipping and logistics;
○	Remitly Global, Inc., a provider of remittance and other digital financial services for the underbanked; and
○	MSA Safety, Inc., a leading supplier of firefighting breathing apparatus and protective equipment.
Jacobs Levy
Our portion of the Fund’s portfolio is compared against the Russell 2000 Value Index, which it underperformed during the 12-month period.
Notable detractors in our portion of the Fund during the period
The three market sectors that detracted the most during the reporting period (on a relative basis) were the consumer discretionary, health care and energy sectors. Security selection was negative in those three sectors.
•	An overweight to health care and an underweight to energy detracted.
•	Absolute total return for the portfolio was negative in consumer discretionary and health care, but positive in energy.
•	The three stocks that detracted the most from relative performance were Emergent BioSolutions, Inc., Telephone and Data Systems, Inc. and Herbalife Nutrition Ltd.
○	Emergent BioSolutions engages in the development, manufacture, and commercialization of medical countermeasures. It offers products for civilian and military populations that address accidental, intentional, and naturally occurring public health threats.
○	Telephone and Data Systems is a diversified telecommunications company, which engages in the provision of communications services, retail wireless connections, broadband, video, and voice connections. We liquidated the position in May 2023.
○	Herbalife Nutrition engages in the provision of health and wellness products. We liquidated the position in July 2023.
Notable contributors in our portion of the Fund during the period
The three strongest-contributing market sectors during the reporting period (on a relative basis) were the financials, industrials, and utilities sectors. Security selection was positive in those three sectors.
•	An overweight to industrials and an underweight to utilities helped, while the overweight to financials detracted.
•	Absolute total return for our portion of the portfolio was positive in industrials and utilities, but negative in financials.
•	The three stocks that contributed the most to relative performance in our portion of the portfolio were Boise Cascade Co., American Equity Investment Life Holding Co. and Nutanix, Inc.
○	Boise Cascade engages in the manufacture and distribution of engineered wood products and plywood.
○	American Equity Investment Life Holding engages in the development and sale of fixed index and fixed rate annuity products. It focuses on the following portfolios: commercial mortgage loans, agricultural mortgage loans, and residential mortgage loans. We reduced and then liquidated our holding during late June/first half of July.
○	Nutanix engages in the provision of a cloud platform leveraging web-scale engineering and consumer-grade design. The firm also provides software solutions and cloud services to customers’ enterprise infrastructure.
8	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,004.00	1,020.21	5.00	5.04	0.99
Institutional 3 Class	1,000.00	1,000.00	1,005.40	1,021.12	4.09	4.13	0.81
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 0.8%
Diversified Telecommunication Services 0.0%
Bandwidth, Inc., Class A(a)	25,162	361,578
Entertainment 0.0%
Playtika Holding Corp.(a)	13,430	131,077
Interactive Media & Services 0.2%
DHI Group, Inc.(a)	13,137	49,526
Outbrain, Inc.(a)	19,134	109,255
TrueCar, Inc.(a)	56,528	135,102
Ziff Davis, Inc.(a)	23,137	1,542,081
Total		1,835,964
Media 0.6%
Emerald Holding, Inc.(a)	94,500	398,790
Nexstar Media Group, Inc., Class A	15,529	2,528,121
PubMatic, Inc., Class A(a)	17,000	236,300
Scholastic Corp.	31,110	1,351,729
Stagwell, Inc.(a)	315,888	1,721,590
TEGNA, Inc.	73,100	1,208,343
WideOpenWest, Inc.(a)	71,268	577,271
Total		8,022,144
Wireless Telecommunication Services 0.0%
Spok Holdings, Inc.	6,437	91,663
Total Communication Services		10,442,426
Consumer Discretionary 10.5%
Auto Components 1.7%
Adient PLC(a)	144,575	5,663,003
American Axle & Manufacturing Holdings, Inc.(a)	158,085	1,193,542
Atmus Filtration Technologies, Inc.(a)	25,300	583,165
Cooper-Standard Holding, Inc.(a)	4,800	71,712
Dana, Inc.	205,022	3,302,904
Fox Factory Holding Corp.(a)	75,381	8,352,969
Goodyear Tire & Rubber Co. (The)(a)	184,099	2,376,718
LCI Industries	12,322	1,543,700
Phinia, Inc.(a)	3,800	105,640
Stoneridge, Inc.(a)	28,517	586,024
Total		23,779,377
Common Stocks (continued)
Issuer	Shares	Value ($)
Automobiles 0.1%
Winnebago Industries, Inc.	19,404	1,258,349
Broadline Retail 0.4%
1stdibs.com, Inc.(a)	12,559	56,264
Global-e Online Ltd.(a)	62,939	2,494,273
Kohl’s Corp.	24,500	652,680
Macy’s, Inc.	118,424	1,448,326
Total		4,651,543
Diversified Consumer Services 0.4%
2U, Inc.(a)	171,436	543,452
Adtalem Global Education, Inc.(a)	29,100	1,276,035
Bright Horizons Family Solutions, Inc.(a)	23,727	2,240,303
Chegg, Inc.(a)	80,399	820,874
Graham Holdings Co., Class B	1,100	644,963
Grand Canyon Education, Inc.(a)	878	102,946
Total		5,628,573
Hotels, Restaurants & Leisure 2.3%
Bloomin’ Brands, Inc.	33,200	931,592
Bluegreen Vacations Holding Corp.	6,378	228,715
Boyd Gaming Corp.	48,081	3,215,176
Brinker International, Inc.(a)	75,176	2,460,511
Cava Group, Inc.(a)	15,261	677,741
Dave & Buster’s Entertainment, Inc.(a)	13,300	522,291
Denny’s Corp.(a)	54,800	522,244
Dine Brands Global, Inc.	15,500	849,090
El Pollo Loco Holdings, Inc.	60,500	575,355
International Game Technology PLC	122,425	3,920,049
Life Time Group Holdings, Inc.(a)	116,865	2,010,078
Light & Wonder, Inc.(a)	42,623	3,267,905
Marriott Vacations Worldwide Corp.	12,532	1,362,103
Papa John’s International, Inc.	28,072	2,125,050
Planet Fitness, Inc., Class A(a)	30,641	1,862,973
Red Rock Resorts, Inc., Class A	36,204	1,590,442
SeaWorld Entertainment, Inc.(a)	5,900	287,330
Six Flags Entertainment Corp.(a)	80,302	1,843,734
Texas Roadhouse, Inc.	26,283	2,736,060
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Travel + Leisure Co.	21,600	868,320
Xponential Fitness, Inc., Class A(a)	18,776	406,688
Total		32,263,447
Household Durables 2.1%
Beazer Homes USA, Inc.(a)	14,242	417,433
Century Communities, Inc.	9,700	720,225
GoPro, Inc., Class A(a)	386,029	1,403,215
Green Brick Partners, Inc.(a)	5,600	276,976
Helen of Troy Ltd.(a)	12,301	1,512,039
Hooker Furnishings Corp.	8,043	173,166
KB Home	150,972	7,669,378
Landsea Homes Corp.(a)	32,448	314,421
La-Z-Boy, Inc.	30,400	937,840
M/I Homes, Inc.(a)	13,438	1,319,343
Meritage Homes Corp.	7,458	1,036,960
Sonos, Inc.(a)	131,190	1,807,798
Taylor Morrison Home Corp., Class A(a)	134,950	6,396,630
Tri Pointe Homes, Inc.(a)	151,035	4,697,189
Universal Electronics, Inc.(a)	28,807	256,382
VOXX International Corp.(a)	12,406	107,188
Total		29,046,183
Leisure Products 0.3%
Funko, Inc., Class A(a)	180,154	1,255,673
JAKKS Pacific, Inc.(a)	34,633	681,578
Johnson Outdoors, Inc., Class A	20,800	1,162,928
Latham Group, Inc.(a)	44,560	164,872
Vista Outdoor, Inc.(a)	42,400	1,240,200
Total		4,505,251
Specialty Retail 2.7%
1-800-Flowers.com, Inc., Class A(a)	79,468	598,394
Aaron’s Co., Inc. (The)	140,312	1,693,566
Advance Auto Parts, Inc.	8,700	598,734
American Eagle Outfitters, Inc.	116,395	1,974,059
Asbury Automotive Group, Inc.(a)	4,000	920,000
Barnes & Noble Education, Inc.(a)	23,297	29,587
Burlington Stores, Inc.(a)	8,063	1,308,303
Cato Corp. (The), Class A	51,700	400,675
Children’s Place, Inc. (The)(a)	28,543	756,675
Common Stocks (continued)
Issuer	Shares	Value ($)
Designer Brands, Inc.	65,700	690,507
Floor & Decor Holdings, Inc., Class A(a)	20,334	2,027,300
Genesco, Inc.(a)	62,443	2,140,546
Group 1 Automotive, Inc.	16,681	4,410,790
Haverty Furniture Companies, Inc.	30,700	960,910
Hibbett, Inc.	60,156	2,785,824
Lands’ End, Inc.(a)	34,923	268,907
Leslie’s, Inc.(a)	162,101	1,014,752
Lithia Motors, Inc., Class A	9,053	2,788,505
LL Flooring Holdings, Inc.(a)	156,700	540,615
MarineMax, Inc.(a)	23,800	791,826
National Vision Holdings, Inc.(a)	24,405	446,856
OneWater Marine, Inc., Class A(a)	34,300	895,573
Petco Health & Wellness Co., Inc.(a)	217,793	1,108,566
PetMed Express, Inc.	45,300	510,531
Revolve Group, Inc.(a)	16,000	234,400
Signet Jewelers Ltd.	33,667	2,525,025
Sleep Number Corp.(a)	13,400	342,772
Sonic Automotive, Inc., Class A	58,500	3,119,220
Stitch Fix, Inc., Class A(a)	64,718	284,112
Tilly’s, Inc.(a)	23,640	212,524
Urban Outfitters, Inc.(a)	6,300	209,223
Zumiez, Inc.(a)	14,700	279,153
Total		36,868,430
Textiles, Apparel & Luxury Goods 0.5%
Carter’s, Inc.	8,200	586,874
G-III Apparel Group Ltd.(a)	146,629	2,910,586
Hanesbrands, Inc.	119,300	626,325
Kontoor Brands, Inc.	15,200	696,008
Lakeland Industries, Inc.	24,700	346,294
Movado Group, Inc.	20,633	564,312
Oxford Industries, Inc.	2,900	292,871
Steven Madden Ltd.	20,600	710,700
Unifi, Inc.(a)	29,966	207,964
Vera Bradley, Inc.(a)	54,353	389,711
Total		7,331,645
Total Consumer Discretionary		145,332,798

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 2.5%
Beverages 0.0%
Duckhorn Portfolio, Inc. (The)(a)	24,767	308,101
Consumer Staples Distribution & Retail 0.7%
Andersons, Inc. (The)	30,203	1,551,226
Grocery Outlet Holding Corp.(a)	72,601	2,239,741
Natural Grocers by Vitamin Cottage, Inc.	23,400	295,074
Performance Food Group, Inc.(a)	29,168	1,812,208
The Chefs’ Warehouse(a)	115,525	3,297,083
Total		9,195,332
Food Products 0.8%
B&G Foods, Inc.	50,900	651,011
Cal-Maine Foods, Inc.	7,000	334,530
Freshpet, Inc.(a)	41,769	3,153,977
Hain Celestial Group, Inc. (The)(a)	27,695	293,290
Hostess Brands, Inc.(a)	99,100	2,822,368
TreeHouse Foods, Inc.(a)	68,251	3,175,037
Total		10,430,213
Household Products 0.3%
Central Garden & Pet Co.(a)	14,500	640,030
Energizer Holdings, Inc.	27,300	937,755
WD-40 Co.	15,000	3,223,050
Total		4,800,835
Personal Care Products 0.6%
BellRing Brands, Inc.(a)	43,017	1,785,206
Edgewell Personal Care Co.	24,000	925,440
elf Beauty, Inc.(a)	22,507	3,121,946
Herbalife Ltd.(a)	50,700	761,514
Medifast, Inc.	12,600	1,062,684
Nature’s Sunshine Products, Inc.(a)	6,077	102,154
Nu Skin Enterprises, Inc., Class A	18,700	446,743
Usana Health Sciences, Inc.(a)	10,200	655,758
Total		8,861,445
Tobacco 0.1%
Vector Group Ltd.	136,372	1,460,544
Total Consumer Staples		35,056,470
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 6.6%
Energy Equipment & Services 2.1%
Atlas Energy Solutions, Inc., Class A	5,825	124,014
Bristow Group, Inc.(a)	9,916	274,673
Cactus, Inc., Class A	84,667	4,516,138
Diamond Offshore Drilling, Inc.(a)	131,400	1,953,918
Dril-Quip, Inc.(a)	47,700	1,315,566
Expro Group Holdings NV(a)	50,449	1,186,056
Forum Energy Technologies, Inc.(a)	34,400	814,592
Helix Energy Solutions Group, Inc.(a)	184,370	1,869,512
Helmerich & Payne, Inc.	40,379	1,614,756
Liberty Energy, Inc., Class A	60,600	966,570
National Energy Services Reunited Corp.(a)	151,800	690,690
Newpark Resources, Inc.(a)	177,700	1,062,646
NexTier Oilfield Solutions, Inc.(a)	55,800	592,038
Oil States International, Inc.(a)	14,845	116,385
Patterson-UTI Energy, Inc.	167,521	2,368,747
Precision Drilling Corp.(a)	17,300	1,140,416
ProPetro Holding Corp.(a)	79,800	769,272
Solaris Oilfield Infrastructure, Inc., Class A	90,100	947,852
TechnipFMC PLC	184,604	3,514,860
Transocean Ltd.(a)	412,698	3,375,870
Total		29,214,571
Oil, Gas & Consumable Fuels 4.5%
Baytex Energy Corp.(a)	341,088	1,388,228
Berry Corp.	133,200	1,141,524
California Resources Corp.	95,357	5,324,735
Callon Petroleum Co.(a)	15,300	600,219
Centrus Energy Corp. Class A(a)	7,159	339,766
Chord Energy Corp.	30,012	4,846,938
Civitas Resources, Inc.	52,845	4,344,916
CONSOL Energy, Inc.	11,609	998,838
Crescent Energy Co., Class A	81,200	1,106,756
CVR Energy, Inc.	29,329	959,058
DHT Holdings, Inc.	63,006	582,806
Dorian LPG Ltd.	48,732	1,257,286
Equitrans Midstream Corp.	119,900	1,151,040
Golar LNG Ltd.	120,132	2,654,917
Gulfport Energy Corp.(a)	19,231	2,269,258

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Kinetik Holdings, Inc.	14,500	509,095
Kosmos Energy Ltd.(a)	174,700	1,271,816
Matador Resources Co.	57,193	3,631,756
Murphy Oil Corp.	72,191	3,277,471
Northern Oil and Gas, Inc.	33,700	1,409,671
Par Pacific Holdings, Inc.(a)	81,129	2,786,781
Permian Resources Corp.	219,556	3,113,304
REX American Resources Corp.(a)	37,270	1,471,792
Scorpio Tankers, Inc.	49,613	2,505,953
SM Energy Co.	118,997	5,034,763
Talos Energy, Inc.(a)	201,625	3,471,983
Teekay Tankers Ltd., Class A	37,597	1,529,446
Vertex Energy, Inc.(a)	144,100	610,984
Vital Energy, Inc.(a)	20,600	1,241,974
World Kinect Corp.	105,867	2,318,487
Total		63,151,561
Total Energy		92,366,132
Financials 17.2%
Banks 9.7%
1st Source Corp.	5,100	227,919
Amalgamated Financial Corp.	11,630	208,410
Amerant Bancorp, Inc.	3,426	64,306
Ameris Bancorp	90,397	3,683,678
Associated Banc-Corp.	93,156	1,614,393
Atlantic Union Bankshares Corp.	105,338	3,127,485
Axos Financial, Inc.(a)	72,152	3,109,030
Banc of California, Inc.	47,591	596,315
Bancorp, Inc. (The)(a)	104,741	3,845,042
Bank of Marin Bancorp	44,800	843,136
BankUnited, Inc.	131,264	3,445,680
Bankwell Financial Group, Inc.	3,209	83,498
Baycom Corp.	23,667	456,063
BCB Bancorp, Inc.	29,110	331,272
Berkshire Hills Bancorp, Inc.	57,383	1,199,305
Bridgewater Bancshares, Inc.(a)	19,000	198,740
Brookline Bancorp, Inc.	92,100	881,397
Byline Bancorp, Inc.	18,969	401,763
Cadence Bank	32,450	742,456
Cambridge Bancorp	10,200	542,742
Common Stocks (continued)
Issuer	Shares	Value ($)
Camden National Corp.	18,400	603,336
Capital Bancorp, Inc.	7,307	139,929
Capital City Bank Group, Inc.	9,628	293,750
Capitol Federal Financial, Inc.	47,800	271,026
Capstar Financial Holdings, Inc.	16,137	210,749
Carter Bankshares, Inc.(a)	11,773	168,472
Cathay General Bancorp	98,570	3,512,049
Central Pacific Financial Corp.	110,587	1,876,661
Central Valley Community Bancorp	18,600	271,932
Civista Bancshares, Inc.	19,700	334,703
CNB Financial Corp.	20,900	380,589
Columbia Banking System, Inc.	40,700	833,536
Community Bank System, Inc.	43,774	2,081,454
Community Trust Bancorp, Inc.	36,289	1,288,259
ConnectOne Bancorp, Inc.	67,600	1,292,512
CrossFirst Bankshares, Inc.(a)	34,900	375,175
Customers Bancorp, Inc.(a)	85,742	3,012,974
CVB Financial Corp.	38,600	673,956
Dime Community Bancshares, Inc.	38,500	820,435
Eagle Bancorp, Inc.	44,700	1,075,482
Eastern Bankshares, Inc.	28,253	380,285
FB Financial Corp.	38,098	1,157,417
Financial Institutions, Inc.	26,325	460,688
First BanCorp	214,385	2,971,376
First Busey Corp.	24,900	502,980
First Business Financial Services, Inc.	9,780	308,363
First Financial Bankshares, Inc.	31,709	910,682
First Financial Corp.	31,974	1,174,085
First Foundation, Inc.	158,386	1,244,914
First Hawaiian, Inc.	54,200	1,024,922
First Internet Bancorp	54,763	1,054,735
First Interstate Bancsystem, Inc.	18,100	468,971
First Merchants Corp.	23,631	705,149
First Mid Bancshares, Inc.	20,700	578,979
First of Long Island Corp. (The)	47,800	624,268
Five Star Bancorp	2,415	52,792
Flushing Financial Corp.	61,200	864,144
FS Bancorp, Inc.	10,740	318,441
Great Southern Bancorp, Inc.	15,478	781,175

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Guaranty Bancshares, Inc.	6,392	184,537
Hancock Whitney Corp.	67,055	2,766,019
Hanmi Financial Corp.	99,909	1,730,424
HarborOne Bancorp, Inc.	46,157	460,185
Heartland Financial U.S.A., Inc.	21,050	644,972
Heritage Commerce Corp.	1,246	10,803
Heritage Financial Corp.	17,600	303,072
Hilltop Holdings, Inc.	34,200	1,039,338
Home Bancorp, Inc.	10,389	339,305
HomeStreet, Inc.	116,571	1,101,596
HomeTrust Bancshares, Inc.	12,929	295,428
Hope Bancorp, Inc.	119,300	1,153,631
Horizon Bancorp, Inc.	110,891	1,240,870
Independent Bank Corp.	50,370	2,720,987
Independent Bank Corp.	79,874	1,524,795
Independent Bank Group, Inc.	15,000	633,000
Investar Holding Corp.	15,700	205,670
Kearny Financial Corp.	89,300	661,713
Lakeland Bancorp, Inc.	41,500	560,665
Live Oak Bancshares, Inc.	24,179	781,949
Luther Burbank Corp.	41,400	376,326
Macatawa Bank Corp.	17,671	161,866
Mercantile Bank Corp.	25,089	837,471
Midland States Bancorp, Inc.	50,526	1,121,677
MidWestOne Financial Group, Inc.	16,100	343,896
NBT Bancorp, Inc.	3,747	128,972
New York Community Bancorp, Inc.	275,712	3,385,743
Northeast Bank	7,600	322,924
Northeast Community Bancorp, Inc.	25,700	407,602
Northfield Bancorp, Inc.	52,600	554,404
Northrim BanCorp, Inc.	8,200	340,546
OceanFirst Financial Corp.	65,775	1,109,624
OFG Bancorp	45,777	1,380,634
Old Second Bancorp, Inc.	23,123	334,590
Pacific Premier Bancorp, Inc.	26,400	607,728
PacWest Bancorp	126,800	1,008,060
Parke Bancorp, Inc.	14,400	248,688
Pathward Financial, Inc.	23,013	1,133,851
PCB Bancorp	23,900	383,595
Common Stocks (continued)
Issuer	Shares	Value ($)
Peapack-Gladstone Financial Corp.	17,106	466,481
Pinnacle Financial Partners, Inc.	16,856	1,121,935
Popular, Inc.	19,100	1,304,148
Preferred Bank	23,584	1,464,802
Premier Financial Corp.	39,500	744,180
Primis Financial Corp.	52,770	468,598
Provident Bancorp, Inc.(a)	12,429	122,053
Provident Financial Services, Inc.	60,100	990,448
QCR Holdings, Inc.	17,460	915,952
RBB Bancorp	33,392	455,133
Renasant Corp.	93,322	2,599,018
Sandy Spring Bancorp, Inc.	37,200	827,328
Shore Bancshares, Inc.	16,647	184,449
Sierra Bancorp	29,960	595,605
Simmons First National Corp., Class A	48,000	855,360
SmartFinancial, Inc.	7,457	169,796
South Plains Financial, Inc.	7,664	201,027
South State Corp.	37,508	2,711,828
Southern First Bancshares, Inc.(a)	11,654	327,594
Synovus Financial Corp.	9,500	294,120
Territorial Bancorp, Inc.	12,700	130,429
Texas Capital Bancshares, Inc.(a)	64,163	4,006,338
Third Coast Bancshares, Inc.(a)	6,822	128,390
Towne Bank	21,000	495,600
Triumph Financial, Inc.(a)	32,555	2,091,008
TrustCo Bank Corp.	29,460	838,726
Trustmark Corp.	30,298	698,066
UMB Financial Corp.	72,720	4,596,631
Univest Corporation of Pennsylvania	34,116	613,747
Valley National Bancorp	98,100	900,558
Veritex Holdings, Inc.	42,458	798,635
Washington Federal, Inc.	28,144	764,954
Washington Trust Bancorp, Inc.	26,000	728,000
Western Alliance Bancorp	76,742	3,837,867
Wintrust Financial Corp.	7,400	574,314
WSFS Financial Corp.	70,586	2,774,030
Zions Bancorp	17,700	628,350
Total		134,676,629

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.4%
Diamond Hill Investment Group, Inc.	3,300	556,908
Evercore, Inc., Class A	28,829	4,037,501
Federated Hermes, Inc., Class B	33,700	1,171,412
GCM Grosvenor, Inc., Class A	3,850	29,414
Hamilton Lane, Inc., Class A	9,258	859,050
Houlihan Lokey, Inc., Class A	36,155	3,808,568
Janus Henderson Group PLC	40,200	1,104,294
Perella Weinberg Partners	82,600	869,778
Stifel Financial Corp.	36,738	2,388,705
StoneX Group, Inc.(a)	16,489	1,547,987
Virtu Financial, Inc. Class A	66,500	1,246,210
Virtus Investment Partners, Inc.	5,700	1,180,470
Total		18,800,297
Consumer Finance 1.1%
Bread Financial Holdings, Inc.	48,552	1,824,584
Enova International, Inc.(a)	56,153	2,832,919
Ezcorp, Inc., Class A(a)	119,480	1,004,827
Green Dot Corp., Class A(a)	39,539	586,759
LendingClub Corp.(a)	19,629	136,618
Navient Corp.	224,619	3,964,525
PRA Group, Inc.(a)	35,105	683,845
PROG Holdings, Inc.(a)	60,371	2,070,725
Regional Management Corp.	5,213	143,253
SLM Corp.	121,549	1,730,858
Total		14,978,913
Financial Services 1.8%
A-Mark Precious Metals, Inc.	22,703	774,626
AvidXchange Holdings, Inc.(a)	163,147	1,677,151
Banco Latinoamericano de Comercio Exterior SA, Class E	4,396	103,746
Enact Holdings, Inc.	46,500	1,332,690
Essent Group Ltd.	23,800	1,195,236
Euronet Worldwide, Inc.(a)	2,400	209,664
Flywire Corp.(a)	52,289	1,808,154
Jackson Financial, Inc., Class A	66,968	2,517,997
Merchants Bancorp	23,388	682,228
MGIC Investment Corp.	245,133	4,309,438
NMI Holdings, Inc., Class A(a)	43,500	1,244,970
Common Stocks (continued)
Issuer	Shares	Value ($)
Ocwen Financial Corp.(a)	3,703	112,053
Paysafe Ltd.(a)	11,303	148,069
PennyMac Financial Services, Inc.	17,043	1,223,176
Radian Group, Inc.	163,207	4,419,646
Remitly Global, Inc.(a)	144,888	3,643,933
Waterstone Financial, Inc.	13,791	171,146
Total		25,573,923
Insurance 2.6%
Ambac Financial Group, Inc.(a)	44,400	571,872
AMERISAFE, Inc.	39,028	2,021,650
Argo Group International Holdings Ltd.	93,845	2,791,889
Assured Guaranty Ltd.	15,500	912,020
Axis Capital Holdings Ltd.	16,900	927,134
Brighthouse Financial, Inc.(a)	26,491	1,315,543
CNO Financial Group, Inc.	224,071	5,243,261
Donegal Group, Inc., Class A	9,551	139,540
eHealth, Inc.(a)	18,672	146,015
Employers Holdings, Inc.	60,077	2,356,821
Enstar Group Ltd.(a)	4,700	1,190,463
Hanover Insurance Group, Inc. (The)	16,522	1,763,228
Horace Mann Educators Corp.	46,807	1,341,489
James River Group Holdings Ltd.	36,728	534,760
Kemper Corp.	25,700	1,207,129
Lincoln National Corp.	63,440	1,627,870
Mercury General Corp.	61,073	1,747,299
Oscar Health, Inc., Class A(a)	46,179	289,542
ProAssurance Corp.	116,438	2,058,624
Reinsurance Group of America, Inc.	16,420	2,276,140
Safety Insurance Group, Inc.	9,000	619,830
Selectquote, Inc.(a)	225,177	274,716
SiriusPoint Ltd.(a)	75,500	835,030
Skyward Specialty Insurance Group, Inc.(a)	43,540	1,058,893
Stewart Information Services Corp.	26,900	1,246,008
United Fire Group, Inc.	18,206	359,933
Universal Insurance Holdings, Inc.	37,187	470,787
White Mountains Insurance Group Ltd.	800	1,270,952
Total		36,598,438

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 0.6%
Apollo Commercial Real Estate Finance, Inc.	53,400	583,128
Blackstone Mortgage Trust, Inc.	101,529	2,235,669
BrightSpire Capital, Inc.	42,900	298,584
Claros Mortgage Trust, Inc.	25,100	285,889
Granite Point Mortgage Trust, Inc.	110,300	589,002
Great Ajax Corp.	53,261	359,512
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	76,593	1,713,385
Starwood Property Trust, Inc.	86,456	1,766,296
TPG RE Finance Trust, Inc.	84,100	632,432
Total		8,463,897
Total Financials		239,092,097
Health Care 11.3%
Biotechnology 4.1%
2seventy bio, Inc.(a)	71,849	372,896
89Bio, Inc.(a)	47,049	806,420
ACELYRIN, Inc.(a)	66,774	1,691,385
Agios Pharmaceuticals, Inc.(a)	78,601	2,156,025
Alector, Inc.(a)	73,629	401,278
Allogene Therapeutics, Inc.(a)	122,992	478,439
Amicus Therapeutics, Inc.(a)	267,893	3,434,388
AnaptysBio, Inc.(a)	44,360	873,005
Anika Therapeutics, Inc.(a)	15,142	270,285
Apellis Pharmaceuticals, Inc.(a)	19,170	809,166
Arcus Biosciences, Inc.(a)	9,377	192,228
Arrowhead Pharmaceuticals, Inc.(a)	65,878	1,820,868
Atara Biotherapeutics, Inc.(a)	168,596	246,150
Biohaven Ltd.(a)	14,931	273,088
bluebird bio, Inc.(a)	247,341	932,476
Blueprint Medicines Corp.(a)	43,174	2,152,656
C4 Therapeutics, Inc.(a)	68,966	200,001
CareDx, Inc.(a)	136,433	1,270,191
Century Therapeutics, Inc.(a)	18,400	45,632
Clementia Pharmaceuticals, Inc.(a),(b),(c),(d)	134,864	0
Coherus Biosciences, Inc.(a)	167,188	891,112
Deciphera Pharmaceuticals, Inc.(a)	31,534	442,737
Emergent BioSolutions, Inc.(a)	253,372	1,188,315
Enanta Pharmaceuticals, Inc.(a)	22,069	327,725
Common Stocks (continued)
Issuer	Shares	Value ($)
Exelixis, Inc.(a)	128,920	2,886,519
Fate Therapeutics, Inc.(a)	236,948	594,739
FibroGen, Inc.(a)	283,932	272,575
Halozyme Therapeutics, Inc.(a)	82,176	3,497,411
Heron Therapeutics, Inc.(a)	270,739	444,012
Ideaya Biosciences, Inc.(a)	23,296	683,971
Immunocore Holdings PLC, ADR(a)	9,600	540,192
Insmed, Inc.(a)	32,500	711,425
Ironwood Pharmaceuticals, Inc.(a)	106,200	934,560
iTeos Therapeutics, Inc.(a)	45,887	553,627
Kodiak Sciences, Inc.(a)	21,052	46,314
Lyell Immunopharma, Inc.(a)	49,642	118,644
MacroGenics, Inc.(a)	26,889	125,303
Natera, Inc.(a)	54,912	3,224,982
Nurix Therapeutics, Inc.(a)	57,613	489,710
Olema Pharmaceuticals, Inc.(a)	3,100	31,465
PMV Pharmaceuticals, Inc.(a)	80,295	579,730
PTC Therapeutics, Inc.(a)	44,516	1,758,382
REGENXBIO, Inc.(a)	125,469	2,220,801
Relay Therapeutics, Inc.(a)	92,971	950,164
Revolution Medicines, Inc.(a)	97,849	3,323,931
Sage Therapeutics, Inc.(a)	43,295	865,900
Stoke Therapeutics, Inc.(a)	18,668	104,914
Sutro Biopharma, Inc.(a)	105,570	501,457
Tango Therapeutics, Inc.(a)	28,860	187,301
Travere Therapeutics, Inc.(a)	85,281	1,217,813
Twist Bioscience Corp.(a)	98,768	2,171,908
Vanda Pharmaceuticals, Inc.(a)	137,219	712,167
Vericel Corp.(a)	128,884	4,231,262
Verve Therapeutics, Inc.(a)	43,891	564,877
Vir Biotechnology, Inc.(a)	28,919	366,115
Y-mAbs Therapeutics, Inc.(a)	43,188	218,963
Total		56,407,600
Health Care Equipment & Supplies 3.0%
Angiodynamics, Inc.(a)	68,031	546,289
Bioventus, Inc., Class A(a)	2,019	7,268
CONMED Corp.	32,763	3,651,764
Cue Health, Inc.(a)	30,345	16,386
Establishment Labs Holdings, Inc.(a)	22,208	1,340,697

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Haemonetics Corp.(a)	31,227	2,801,999
Inari Medical, Inc.(a)	38,940	2,594,183
Inogen, Inc.(a)	58,700	364,527
iRhythm Technologies, Inc.(a)	31,117	3,216,564
LeMaitre Vascular, Inc.	103,216	5,966,917
LivaNova PLC(a)	14,675	815,196
Merit Medical Systems, Inc.(a)	115,235	7,522,541
Neogen Corp.(a)	341,583	7,897,399
OraSure Technologies, Inc.(a)	69,290	447,613
Outset Medical, Inc.(a)	120,968	1,646,375
Shockwave Medical, Inc.(a)	6,585	1,451,268
Varex Imaging Corp.(a)	42,744	840,775
Zimvie, Inc.(a)	91,775	1,082,945
Total		42,210,706
Health Care Providers & Services 0.7%
Acadia Healthcare Co., Inc.(a)	27,318	2,106,218
Accolade, Inc.(a)	166,299	2,243,374
Castle Biosciences, Inc.(a)	29,731	592,539
Cross Country Healthcare, Inc.(a)	21,261	547,683
National HealthCare Corp.	11,400	751,830
National Research Corp., Class A	41,603	1,739,005
OPKO Health, Inc.(a)	60,716	111,110
Premier, Inc.	44,600	960,238
Select Medical Holdings Corp.	23,500	686,435
Tenet Healthcare Corp.(a)	3,447	267,349
Total		10,005,781
Health Care Technology 1.2%
American Well Corp., Class A(a)	112,156	159,262
Computer Programs & Systems, Inc.(a)	62,830	1,022,244
Definitive Healthcare Corp.(a)	248,380	2,334,772
Evolent Health, Inc., Class A(a)	142,592	3,637,522
Health Catalyst, Inc.(a)	170,541	1,993,624
HealthStream, Inc.	21,094	443,607
Simulations Plus, Inc.	122,484	5,449,313
Veradigm, Inc.(a)	169,837	2,272,419
Total		17,312,763
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.6%
Azenta, Inc.(a)	71,181	4,016,744
Codexis, Inc.(a)	67,899	118,144
Mesa Laboratories, Inc.	32,159	4,610,314
NanoString Technologies, Inc.(a)	49,157	125,842
Personalis, Inc.(a)	107,898	196,375
Quanterix Corp.(a)	3,959	106,101
Repligen Corp.(a)	29,690	5,163,388
Seer, Inc.(a)	60,802	159,909
Stevanato Group SpA	227,320	7,283,333
Total		21,780,150
Pharmaceuticals 0.7%
Amneal Pharmaceuticals, Inc.(a)	52,677	215,449
Arvinas, Inc.(a)	53,404	1,506,527
Atea Pharmaceuticals, Inc.(a)	41,338	138,896
Athira Pharma, Inc.(a)	14,800	33,004
Cara Therapeutics, Inc.(a)	141,928	364,755
Intra-Cellular Therapies, Inc.(a)	48,935	2,716,871
Nektar Therapeutics(a)	489,934	291,511
NGM Biopharmaceuticals, Inc.(a)	77,911	147,252
Nuvation Bio, Inc.(a)	47,944	78,628
Phibro Animal Health Corp., Class A	42,300	590,085
Prestige Consumer Healthcare, Inc.(a)	23,829	1,389,945
Revance Therapeutics, Inc.(a)	115,968	2,044,516
SIGA Technologies, Inc.	34,100	156,519
Zevra Therapeutics, Inc.(a)	9,243	46,862
Total		9,720,820
Total Health Care		157,437,820
Industrials 23.9%
Aerospace & Defense 1.7%
AerSale Corp.(a)	70,736	1,047,600
Axon Enterprise, Inc.(a)	22,000	4,684,020
Hexcel Corp.	46,639	3,418,639
Kaman Corp.	31,072	696,945
Mercury Systems, Inc.(a)	113,778	4,465,786
Moog, Inc., Class A	40,485	4,702,738
National Presto Industries, Inc.	10,700	800,895

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Parsons Corp.(a)	50,620	2,886,352
V2X, Inc.(a)	15,800	794,898
Total		23,497,873
Air Freight & Logistics 0.1%
Forward Air Corp.	10,400	736,528
Radiant Logistics, Inc.(a)	4,198	28,336
Total		764,864
Building Products 3.6%
AAON, Inc.	228,595	14,415,232
Advanced Drainage Systems, Inc.	22,076	2,829,260
Armstrong World Industries, Inc.	12,300	942,057
AZZ, Inc.	29,500	1,448,450
CSW Industrials, Inc.	8,625	1,549,309
Insteel Industries, Inc.	42,261	1,468,570
JELD-WEN Holding, Inc.(a)	185,654	2,799,662
Quanex Building Products Corp.	21,948	592,157
Resideo Technologies, Inc.(a)	151,307	2,551,036
Simpson Manufacturing Co., Inc.	96,296	15,384,249
Trex Company, Inc.(a)	80,855	5,770,622
Total		49,750,604
Commercial Services & Supplies 2.6%
ABM Industries, Inc.	97,312	4,419,911
ACCO Brands Corp.	155,300	827,749
ACV Auctions, Inc., Class A(a)	165,609	2,783,887
Brady Corp., Class A	18,200	918,008
BrightView Holdings, Inc.(a)	32,234	266,898
Brink’s Co. (The)	18,300	1,387,323
Casella Waste Systems, Inc., Class A(a)	184,227	14,511,561
CoreCivic, Inc.(a)	92,306	993,213
Ennis, Inc.	26,400	562,320
Enviri Corp.(a)	129,104	961,825
Healthcare Services Group, Inc.	63,600	734,580
Interface, Inc.	137,707	1,422,513
MillerKnoll, Inc.	56,300	1,075,330
MSA Safety, Inc.	23,390	4,272,885
Quad/Graphics, Inc.(a)	50,800	259,588
Steelcase, Inc., Class A	145,417	1,318,932
Total		36,716,523
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 2.0%
API Group Corp.(a)	139,763	3,934,328
Argan, Inc.	9,862	418,938
Construction Partners, Inc., Class A(a)	201,589	7,005,218
EMCOR Group, Inc.	28,333	6,353,675
Fluor Corp.(a)	62,204	2,176,518
Great Lakes Dredge & Dock Corp.(a)	10,071	88,927
Limbach Holdings, Inc.(a)	7,205	260,317
MasTec, Inc.(a)	17,977	1,788,532
Matrix Service Co.(a)	19,879	165,194
Primoris Services Corp.	29,985	1,060,569
Tutor Perini Corp.(a)	251,342	2,234,430
Valmont Industries, Inc.	8,789	2,228,012
Total		27,714,658
Electrical Equipment 1.0%
Babcock & Wilcox Enterprises, Inc.(a)	14,192	74,508
Bloom Energy Corp., Class A(a)	250,587	3,756,299
GrafTech International Ltd.	200,100	708,354
NEXTracker, Inc., Class A(a)	57,086	2,404,462
Powell Industries, Inc.	20,270	1,702,072
Preformed Line Products Co.	1,800	305,082
Shoals Technologies Group, Inc., Class A(a)	126,218	2,483,970
Thermon(a)	31,100	854,628
Vicor Corp.(a)	20,571	1,394,097
Total		13,683,472
Ground Transportation 0.8%
ArcBest Corp.	45,173	4,769,817
Covenant Logistics Group, Inc., Class A	21,155	1,040,191
Heartland Express, Inc.	129,000	1,946,610
Marten Transport Ltd.	27,700	581,700
PAM Transportation Services, Inc.(a)	16,700	385,102
Saia, Inc.(a)	5,662	2,413,145
TuSimple Holdings, Inc., Class A(a)	79,791	99,739
Total		11,236,304

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 4.8%
AGCO Corp.	13,073	1,693,346
Astec Industries, Inc.	24,561	1,346,434
Barnes Group, Inc.	22,000	864,600
Chart Industries, Inc.(a)	15,517	2,802,060
Columbus McKinnon Corp.	22,700	855,109
Douglas Dynamics, Inc.	115,000	3,481,050
Enerpac Tool Group Corp.	26,700	699,540
ESCO Technologies, Inc.	54,437	5,825,303
Federal Signal Corp.	47,175	2,875,316
Flowserve Corp.	30,000	1,187,100
Gates Industrial Corp. PLC(a)	64,100	787,148
Greenbrier Companies, Inc. (The)	27,732	1,180,274
Helios Technologies, Inc.	111,846	6,473,646
Hillenbrand, Inc.	72,158	3,495,334
Hillman Solutions Corp.(a)	412,255	3,730,908
ITT, Inc.	34,931	3,572,743
John Bean Technologies Corp.	64,763	7,118,101
Manitowoc Co., Inc. (The)(a)	88,904	1,504,256
Miller Industries, Inc.	11,600	464,000
Mueller Industries, Inc.	10,200	787,032
Mueller Water Products, Inc., Class A	59,200	835,904
Omega Flex, Inc.	20,724	1,734,599
Oshkosh Corp.	11,587	1,203,078
Park-Ohio Holdings Corp.	8,620	161,280
Proto Labs, Inc.(a)	42,613	1,257,083
RBC Bearings, Inc.(a)	31,517	7,265,929
REV Group, Inc.	31,466	427,308
Titan International, Inc.(a)	81,906	1,031,197
Trinity Industries, Inc.	57,111	1,431,773
Wabash National Corp.	38,200	861,410
Total		66,952,861
Marine Transportation 0.1%
Matson, Inc.	9,700	852,436
Passenger Airlines 0.1%
Hawaiian Holdings, Inc.(a)	88,886	762,642
JetBlue Airways Corp.(a)	185,867	1,100,332
Total		1,862,974
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 3.4%
Alight, Inc., Class A(a)	232,200	1,774,008
Barrett Business Services, Inc.	7,323	700,665
BGSF, Inc.	15,300	146,574
Concentrix Corp.	15,300	1,221,399
Conduent, Inc.(a)	203,878	640,177
ExlService Holdings, Inc.(a)	80,749	2,360,293
Exponent, Inc.	113,751	10,221,665
Heidrick & Struggles International, Inc.	68,114	1,804,340
HireRight Holdings Corp.(a)	28,169	294,929
ICF International, Inc.	27,607	3,728,601
KBR, Inc.	87,686	5,394,443
Kelly Services, Inc., Class A	76,122	1,407,496
Kforce, Inc.	14,600	914,690
Korn/Ferry International	22,400	1,141,952
ManpowerGroup, Inc.	15,800	1,246,146
Mistras Group, Inc.(a)	11,500	61,410
Paycor HCM, Inc.(a)	271,672	6,376,142
RCM Technologies, Inc.(a)	16,200	332,748
Resources Connection, Inc.	105,590	1,637,701
Science Applications International Corp.	28,485	3,351,545
TrueBlue, Inc.(a)	102,887	1,556,680
TTEC Holdings, Inc.	29,400	874,944
Verra Mobility Corp.(a)	37,500	667,125
Total		47,855,673
Trading Companies & Distributors 3.7%
Air Lease Corp.	51,946	2,117,319
Applied Industrial Technologies, Inc.	35,040	5,409,125
Beacon Roofing Supply, Inc.(a)	38,619	3,083,727
BlueLinx Holdings, Inc.(a)	1,666	148,707
Boise Cascade Co.	33,384	3,651,208
Core & Main, Inc., Class A(a)	92,504	3,037,831
DXP Enterprises, Inc.(a)	3,184	113,255
FTAI Aviation Ltd.	117,169	4,330,566
Global Industrial Co.	16,277	550,814
GMS, Inc.(a)	26,681	1,850,061
Herc Holdings Inc	22,097	2,875,704
MRC Global, Inc.(a)	20,200	188,264
NOW, Inc.(a)	106,121	1,185,372

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Rush Enterprises, Inc., Class A	88,136	3,649,691
SiteOne Landscape Supply, Inc.(a)	63,767	10,916,273
Titan Machinery, Inc.(a)	20,100	623,502
Transcat, Inc.(a)	40,063	4,084,823
WESCO International, Inc.	18,498	2,993,901
Total		50,810,143
Total Industrials		331,698,385
Information Technology 14.7%
Communications Equipment 0.7%
Cambium Networks Corp.(a)	38,700	356,427
Ciena Corp.(a)	22,440	1,121,551
Comtech Telecommunications Corp.	39,193	393,890
Digi International, Inc.(a)	134,676	4,495,485
DZS, Inc.(a)	14,218	32,986
Extreme Networks, Inc.(a)	59,459	1,632,149
NETGEAR, Inc.(a)	56,310	742,166
Ribbon Communications, Inc.(a)	158,716	469,799
Total		9,244,453
Electronic Equipment, Instruments & Components 2.3%
Avnet, Inc.	25,700	1,304,275
Belden, Inc.	12,600	1,183,140
Benchmark Electronics, Inc.	41,014	1,055,700
Coherent Corp.(a)	24,500	921,935
Daktronics, Inc.(a)	45,085	376,910
ePlus, Inc.(a)	15,200	1,008,976
FARO Technologies, Inc.(a)	54,980	871,983
Itron, Inc.(a)	15,900	1,087,719
Kimball Electronics, Inc.(a)	31,400	947,966
Knowles Corp.(a)	81,827	1,311,687
Littelfuse, Inc.	7,109	1,898,672
nLight, Inc.(a)	39,565	451,437
Novanta, Inc.(a)	58,684	9,799,054
PC Connection, Inc.	11,600	616,192
Plexus Corp.(a)	12,376	1,256,783
Sanmina Corp.(a)	21,300	1,186,410
Scansource, Inc.(a)	43,154	1,414,588
TTM Technologies, Inc.(a)	89,000	1,326,100
Common Stocks (continued)
Issuer	Shares	Value ($)
Vishay Intertechnology, Inc.	93,888	2,576,287
Vontier Corp.	36,800	1,155,888
Total		31,751,702
IT Services 0.5%
Brightcove, Inc.(a)	10,010	38,539
DigitalOcean Holdings, Inc.(a)	41,391	1,119,627
DXC Technology Co.(a)	26,154	542,434
Edgio, Inc.(a)	21,299	18,402
Globant SA(a)	6,964	1,423,929
Kyndryl Holdings, Inc.(a)	34,357	579,946
Squarespace, Inc., Class A(a)	81,781	2,465,697
Unisys Corp.(a)	97,370	392,401
Total		6,580,975
Semiconductors & Semiconductor Equipment 1.6%
Allegro MicroSystems, Inc.(a)	50,950	1,948,837
Axcelis Technologies, Inc.(a)	4,442	853,530
AXT, Inc.(a)	13,800	35,880
Cirrus Logic, Inc.(a)	22,037	1,807,915
Credo Technology Group Holding Ltd.(a)	103,310	1,700,483
Diodes, Inc.(a)	27,500	2,250,875
Maxeon Solar Technologies, Ltd.(a)	11,153	175,771
MaxLinear, Inc.(a)	27,700	650,950
MKS Instruments, Inc.	15,464	1,549,957
Onto Innovation, Inc.(a)	4,615	641,393
Photronics, Inc.(a)	35,700	848,232
Power Integrations, Inc.	20,139	1,692,079
Rambus, Inc.(a)	74,751	4,221,189
Semtech Corp.(a)	48,500	1,268,275
SMART Global Holdings, Inc.(a)	76,778	1,983,176
Ultra Clean Holdings, Inc.(a)	36,418	1,280,457
Total		22,908,999
Software 9.0%
ACI Worldwide, Inc.(a)	52,200	1,267,416
Adeia, Inc.	118,061	1,187,694
Altair Engineering, Inc., Class A(a)	118,663	7,888,716
Blackbaud, Inc.(a)	23,796	1,811,114
Blackline, Inc.(a)	113,288	6,804,077
Box, Inc., Class A(a)	109,745	2,906,048

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Cerence, Inc.(a)	102,499	2,675,224
Clear Secure, Inc., Class A	71,849	1,561,997
Clearwater Analytics Holdings, Inc., Class A(a)	300,485	5,453,803
Confluent, Inc., Class A(a)	90,738	3,002,520
Consensus Cloud Solutions, Inc.(a)	26,958	860,769
CS Disco, Inc.(a)	30,673	291,393
CyberArk Software Ltd.(a)	21,920	3,639,597
Descartes Systems Group, Inc. (The)(a)	143,485	10,755,636
Dropbox, Inc., Class A(a)	68,416	1,901,281
Ebix, Inc.	47,000	784,900
Elastic NV(a)	24,916	1,541,802
Envestnet, Inc.(a)	43,739	2,389,462
Everbridge, Inc.(a)	19,229	477,071
EverCommerce, Inc.(a)	42,385	448,009
Five9, Inc.(a)	31,687	2,293,188
Gitlab, Inc., Class A(a)	18,713	886,435
HashiCorp, Inc., Class A(a)	92,423	2,695,055
Informatica, Inc., Class A(a)	13,014	272,643
JFrog Ltd.(a)	56,761	1,628,473
LiveRamp Holdings, Inc.(a)	80,999	2,619,508
Model N, Inc.(a)	207,745	5,609,115
NCR Corp.(a)	46,200	1,421,112
New Relic, Inc.(a)	26,042	2,216,435
Nutanix, Inc., Class A(a)	64,504	2,006,074
ON24, Inc.	16,959	116,339
PowerSchool Holdings, Inc., Class A(a)	31,743	702,155
Progress Software Corp.	32,286	1,964,280
PROS Holdings, Inc.(a)	164,400	5,895,384
Q2 Holdings, Inc.(a)	104,190	3,585,178
SecureWorks Corp., Class A(a)	9,127	62,976
SentinelOne, Inc., Class A(a)	122,047	2,029,642
Smartsheet, Inc., Class A(a)	59,710	2,491,698
SolarWinds Corp.(a)	62,979	670,726
SPS Commerce, Inc.(a)	75,845	14,117,030
Telos Corp.(a)	239,200	624,312
Upland Software, Inc.(a)	89,824	318,875
Vertex, Inc.(a)	248,930	5,573,543
Common Stocks (continued)
Issuer	Shares	Value ($)
Workiva, Inc., Class A(a)	61,771	6,909,086
Xperi, Inc.(a)	55,665	656,847
Total		125,014,638
Technology Hardware, Storage & Peripherals 0.6%
CPI Card Group, Inc.(a)	25,700	531,219
Quantum Corp.(a)	42,013	26,048
Super Micro Computer, Inc.(a)	21,466	5,904,867
Turtle Beach Corp.(a)	34,732	377,537
Xerox Holdings Corp.	114,401	1,817,832
Total		8,657,503
Total Information Technology		204,158,270
Materials 3.7%
Chemicals 1.9%
AdvanSix, Inc.	26,300	870,004
Alto Ingredients, Inc.(a)	249,600	901,056
American Vanguard Corp.	16,679	230,504
Avient Corp.	68,547	2,749,420
Balchem Corp.	51,682	7,261,321
Cabot Corp.	42,702	3,094,187
Chase Corp.	2,400	303,600
Core Molding Technologies, Inc.(a)	5,748	155,828
Ecovyst, Inc.(a)	227,762	2,332,283
Hawkins, Inc.	7,000	435,330
HB Fuller Co.	30,421	2,206,435
Ingevity Corp.(a)	20,000	1,077,800
Innospec, Inc.	8,800	945,296
Minerals Technologies, Inc.	22,000	1,344,200
NewMarket Corp.	1,000	469,640
Rayonier Advanced Materials, Inc.(a)	116,966	412,890
Trinseo PLC	132,879	1,399,216
Valhi, Inc.	1,578	20,893
Total		26,209,903
Containers & Packaging 0.3%
Myers Industries, Inc.	45,100	848,331
O-I Glass, Inc.(a)	163,975	3,256,544
TriMas Corp.	33,400	875,080
Total		4,979,955

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.3%
Alpha Metallurgical Resources, Inc.	3,092	627,181
ATI, Inc.(a)	34,375	1,558,219
Compass Minerals International, Inc.	26,200	789,930
Constellium SE(a)	104,946	1,889,028
Kaiser Aluminum Corp.	12,647	960,160
Lifezone Metals Ltd.(a)	22,700	324,610
Materion Corp.	25,587	2,783,610
MP Materials Corp.(a)	7,250	151,815
Olympic Steel, Inc.	20,432	1,093,521
Ryerson Holding Corp.	56,484	1,758,912
Schnitzer Steel Industries, Inc., Class A	38,948	1,293,074
SunCoke Energy, Inc.	76,175	708,427
Tredegar Corp.	118,400	595,552
Warrior Met Coal, Inc.	67,958	2,688,418
Worthington Industries, Inc.	6,200	466,674
Total		17,689,131
Paper & Forest Products 0.2%
Clearwater Paper Corp.(a)	23,322	892,999
Mercer International, Inc.	148,200	1,347,138
Sylvamo Corp.	12,700	530,479
Total		2,770,616
Total Materials		51,649,605
Real Estate 4.8%
Diversified REITs 0.1%
Armada Hoffler Properties, Inc.	27,131	309,022
CTO Realty Growth, Inc.	7,962	140,290
Empire State Realty Trust, Inc., Class A	165,100	1,441,323
Total		1,890,635
Hotel & Resort REITs 1.2%
Apple Hospitality REIT, Inc.	298,625	4,485,347
Braemar Hotels & Resorts, Inc.	172,000	467,840
Chatham Lodging Trust	40,311	394,242
Park Hotels & Resorts, Inc.	91,300	1,171,379
Pebblebrook Hotel Trust	153,220	2,217,093
RLJ Lodging Trust	330,945	3,306,141
Common Stocks (continued)
Issuer	Shares	Value ($)
Sunstone Hotel Investors, Inc.	284,902	2,558,420
Xenia Hotels & Resorts, Inc.	177,852	2,098,654
Total		16,699,116
Industrial REITs 0.6%
First Industrial Realty Trust, Inc.	44,797	2,326,756
STAG Industrial, Inc.	63,578	2,322,505
Terreno Realty Corp.	68,952	4,198,487
Total		8,847,748
Office REITs 0.4%
Equity Commonwealth	161,953	3,081,966
SL Green Realty Corp.	77,100	3,026,946
Total		6,108,912
Real Estate Management & Development 1.4%
Compass, Inc.(a)	164,877	593,557
Cushman & Wakefield PLC(a)	136,500	1,254,435
DigitalBridge Group, Inc.	112,600	1,961,492
Douglas Elliman, Inc.	280,412	703,834
FirstService Corp.	60,770	9,184,170
Forestar Group, Inc.(a)	36,593	1,043,267
Marcus & Millichap, Inc.	37,600	1,252,080
Opendoor Technologies, Inc.(a)	175,723	685,320
RE/MAX Holdings, Inc., Class A	64,400	1,043,280
Seritage Growth Properties, Class A(a)	129,700	979,235
Total		18,700,670
Residential REITs 0.1%
Centerspace	19,818	1,283,017
Retail REITs 0.7%
Alexander’s, Inc.	5,500	1,054,625
Kite Realty Group Trust	170,855	3,856,197
NetSTREIT Corp.	70,919	1,200,659
Tanger Factory Outlet Centers, Inc.	155,100	3,606,075
Total		9,717,556
Specialized REITs 0.3%
CubeSmart	38,544	1,607,670
Rayonier, Inc.	75,700	2,263,430
Total		3,871,100
Total Real Estate		67,118,754

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	23

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.1%
Electric Utilities 0.7%
Allete, Inc.	19,100	1,048,590
NRG Energy, Inc.	50,533	1,897,514
Otter Tail Corp.	15,000	1,235,550
PNM Resources, Inc.	26,900	1,191,939
Portland General Electric Co.	95,494	4,188,367
Total		9,561,960
Gas Utilities 0.9%
New Jersey Resources Corp.	62,909	2,652,872
Northwest Natural Holding Co.	37,667	1,479,560
ONE Gas, Inc.	91,882	6,658,689
Southwest Gas Holdings, Inc.	19,000	1,176,670
Spire, Inc.	18,000	1,051,380
Total		13,019,171
Independent Power and Renewable Electricity Producers 0.3%
Clearway Energy, Inc., Class C	49,884	1,235,627
Vistra Corp.	82,246	2,584,169
Total		3,819,796
Multi-Utilities 0.2%
Avista Corp.	28,700	955,423
Black Hills Corp.	18,700	1,028,500
NorthWestern Corp.	19,600	987,840
Total		2,971,763
Total Utilities		29,372,690
Total Common Stocks (Cost $1,351,013,773)		1,363,725,447

Exchange-Traded Equity Funds 0.4%
	Shares	Value ($)
Sector 0.4%
SPDR S&P Biotech ETF	65,985	5,226,012
Total Exchange-Traded Equity Funds (Cost $5,469,042)		5,226,012

Money Market Funds 1.6%

Columbia Short-Term Cash Fund, 5.476%(e),(f)	23,221,818	23,214,851
Total Money Market Funds (Cost $23,213,994)		23,214,851
Total Investments in Securities (Cost: $1,379,696,809)		1,392,166,310
Other Assets & Liabilities, Net		(2,006,705)
Net Assets		1,390,159,605

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At August 31, 2023, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Clementia Pharmaceuticals, Inc.	04/23/2019	134,864	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Notes to Portfolio of Investments  (continued)
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	14,327,819	431,656,644	(422,770,596)	984	23,214,851	2,261	1,136,693	23,221,818
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	25

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,442,426	—	—	10,442,426
Consumer Discretionary	145,332,798	—	—	145,332,798
Consumer Staples	35,056,470	—	—	35,056,470
Energy	91,675,442	690,690	—	92,366,132
Financials	239,092,097	—	—	239,092,097
Health Care	157,437,820	—	0*	157,437,820
Industrials	331,698,385	—	—	331,698,385
Information Technology	204,158,270	—	—	204,158,270
Materials	51,649,605	—	—	51,649,605
Real Estate	67,118,754	—	—	67,118,754
Utilities	29,372,690	—	—	29,372,690
Total Common Stocks	1,363,034,757	690,690	0*	1,363,725,447
Exchange-Traded Equity Funds	5,226,012	—	—	5,226,012
Money Market Funds	23,214,851	—	—	23,214,851
Total Investments in Securities	1,391,475,620	690,690	0*	1,392,166,310

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,356,482,815)	$1,368,951,459
Affiliated issuers (cost $23,213,994)	23,214,851
Receivable for:
Investments sold	5,438,274
Capital shares sold	1,685,249
Dividends	1,260,298
Foreign tax reclaims	4,386
Trustees’ fees	126,318
Expense reimbursement due from Investment Manager	6,599
Prepaid expenses	15,429
Total assets	1,400,702,863
Liabilities
Payable for:
Investments purchased	8,611,982
Capital shares redeemed	1,246,433
Management services fees	31,372
Transfer agent fees	340,830
Trustees’ fees	160,121
Other expenses	152,520
Total liabilities	10,543,258
Net assets applicable to outstanding capital stock	$1,390,159,605
Represented by
Paid in capital	1,374,396,311
Total distributable earnings (loss)	15,763,294
Total - representing net assets applicable to outstanding capital stock	$1,390,159,605
Institutional Class
Net assets	$1,390,157,176
Shares outstanding	93,022,353
Net asset value per share	$14.94
Institutional 3 Class
Net assets	$2,429
Shares outstanding	163
Net asset value per share(a)	$14.94

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	27

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$20,275,084
Dividends — affiliated issuers	1,136,693
Foreign taxes withheld	(41,860)
Total income	21,369,917
Expenses:
Management services fees	11,732,407
Transfer agent fees
Institutional Class	4,181,825
Institutional 3 Class	1
Trustees’ fees	41,250
Custodian fees	84,938
Printing and postage fees	392,774
Registration fees	89,876
Accounting services fees	55,090
Legal fees	30,514
Interest on interfund lending	31
Compensation of chief compliance officer	242
Other	28,680
Total expenses	16,637,628
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,517,366)
Total net expenses	14,120,262
Net investment income	7,249,655
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	19,798,083
Investments — affiliated issuers	2,261
Net realized gain	19,800,344
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,109,275
Investments — affiliated issuers	984
Net change in unrealized appreciation (depreciation)	7,110,259
Net realized and unrealized gain	26,910,603
Net increase in net assets resulting from operations	$34,160,258
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$7,249,655	$1,845,505
Net realized gain	19,800,344	138,601,938
Net change in unrealized appreciation (depreciation)	7,110,259	(363,318,981)
Net increase (decrease) in net assets resulting from operations	34,160,258	(222,871,538)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(116,769,104)	(213,409,162)
Institutional 3 Class	(235)	(529)
Total distributions to shareholders	(116,769,339)	(213,409,691)
Increase in net assets from capital stock activity	187,664,754	237,772,579
Total increase (decrease) in net assets	105,055,673	(198,508,650)
Net assets at beginning of year	1,285,103,932	1,483,612,582
Net assets at end of year	$1,390,159,605	$1,285,103,932

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Shares sold	46,047,183	694,404,386	21,496,910	377,218,941
Distributions reinvested	8,364,549	116,769,104	11,448,989	213,409,162
Shares redeemed	(44,014,091)	(623,508,736)	(18,945,152)	(352,855,524)
Net increase	10,397,641	187,664,754	14,000,747	237,772,579
Total net increase	10,397,641	187,664,754	14,000,747	237,772,579
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2023	$15.55	0.07	0.74	0.81	(0.05)	(1.37)	(1.42)
Year Ended 8/31/2022	$21.62	0.02	(2.85)	(2.83)	(0.01)	(3.23)	(3.24)
Year Ended 8/31/2021	$14.76	0.00(d)	6.92	6.92	(0.06)	—	(0.06)
Year Ended 8/31/2020	$14.39	0.04	0.80	0.84	(0.05)	(0.42)	(0.47)
Year Ended 8/31/2019	$17.75	0.03	(2.37)	(2.34)	(0.02)	(1.00)	(1.02)
Institutional 3 Class
Year Ended 8/31/2023	$15.55	0.10	0.74	0.84	(0.08)	(1.37)	(1.45)
Year Ended 8/31/2022	$21.58	0.05	(2.83)	(2.78)	(0.02)	(3.23)	(3.25)
Year Ended 8/31/2021	$14.73	0.03	6.90	6.93	(0.08)	—	(0.08)
Year Ended 8/31/2020(e)	$15.37	0.04	(0.68)(f)	(0.64)	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2023	$14.94	5.83%	1.17%(c)	0.99%(c)	0.51%	74%	$1,390,157
Year Ended 8/31/2022	$15.55	(15.57%)	1.17%(c)	0.99%(c)	0.13%	59%	$1,285,101
Year Ended 8/31/2021	$21.62	46.94%	1.13%	0.99%	0.01%	59%	$1,483,609
Year Ended 8/31/2020	$14.76	5.76%	1.09%	0.99%	0.26%	83%	$1,167,589
Year Ended 8/31/2019	$14.39	(12.85%)	1.06%	1.05%	0.22%	97%	$1,664,350
Institutional 3 Class
Year Ended 8/31/2023	$14.94	6.05%	0.89%(c)	0.81%(c)	0.67%	74%	$2
Year Ended 8/31/2022	$15.55	(15.33%)	0.84%(c)	0.81%(c)	0.30%	59%	$3
Year Ended 8/31/2021	$21.58	47.18%	0.86%	0.81%	0.16%	59%	$4
Year Ended 8/31/2020(e)	$14.73	(4.16%)	0.86%	0.81%	0.38%	83%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	31

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
32	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
August 31, 2023
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.82% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Conestoga Capital Advisors, LLC, Hotchkis and Wiley Capital Management, LLC, J.P. Morgan Investment Management Inc. and Jacobs Levy Equity Management, Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
34	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.29
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
August 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Institutional Class	0.99%
Institutional 3 Class	0.81
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, trustees’ deferred compensation, non-deductible expenses, earnings and profits distributed to shareholders on the redemption of shares and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
204,457	(451,551)	247,094
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,539,843	113,229,496	116,769,339	84,087,244	129,322,447	213,409,691
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
36	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
6,361,273	21,485,011	—	(11,924,681)
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,404,090,991	122,011,231	(133,935,912)	(11,924,681)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,115,750,843 and $1,042,166,436, respectively, for the year ended August 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $43,532 for the year ended August 31, 2023.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
August 31, 2023
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	200,000	5.60	1
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
38	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At August 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Small Cap Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Small Cap Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$22,802,862
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
42	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
44	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
46	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	47

 Approval of Management and SubadvisoryAgreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Small Cap Equity Strategies Fund (the Fund).  Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Conestoga Capital Advisors, LLC, Hotchkis and Wiley Capital Management, LLC, J.P. Morgan Investment Management Inc. and Jacobs Levy Equity Management, Inc. (collectively, the Subadvisers), the Subadvisers provide portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements).  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
48	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated subadvisers.  With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process.  The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement.  In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed.  The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager.  It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	49

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund.  The Board observed that Fund performance was well within the range of that of its peers.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance.  The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadvisers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, and the Investment Manager’s evaluation of the contribution of each Subadviser to the Fund’s investment mandate.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund.  The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
50	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.  The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement.  In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and each of the Subadvisory Agreements.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2023	51

Multi-Manager Small Cap Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN102_08_N01_(10/23)

Annual Report
August 31, 2023
Multi-Manager Total Return Bond Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Total Return Bond Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Total Return Bond Strategies Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
Loomis, Sayles & Company, L.P.
Christopher Harms
Clifton Rowe, CFA
Daniel Conklin, CFA
PGIM, Inc.
Michael Collins, CFA*
Robert Tipp, CFA
Richard Piccirillo
Gregory Peters
* Michael Collins, Managing Director and Senior Portfolio Manager of PGIM, has announced that he will retire from PGIM in April 2024.
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann*
Bryan Whalen, CFA
Jerry Cudzil
Ruben Hovhannisyan, CFA
* Effective December 31, 2023, Laird Landmann will no longer serve as a portfolio manager for the Fund.
Voya Investment Management Co. LLC
Matthew Toms, CFA
Randall Parrish, CFA
David Goodson
Average annual total returns (%) (for the period ended August 31, 2023)
	Inception	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	-0.87	0.54	1.48
Institutional 3 Class*	12/18/19	-0.86	0.56	1.49
Bloomberg U.S. Aggregate Bond Index		-1.19	0.49	1.48
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of each class include the returns of the Fund’s Class A shares through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Total Return Bond Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2023)
Asset-Backed Securities — Non-Agency	10.8
Commercial Mortgage-Backed Securities - Agency	0.7
Commercial Mortgage-Backed Securities - Non-Agency	5.7
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	27.3
Foreign Government Obligations	1.3
Inflation-Indexed Bonds	0.3
Money Market Funds	8.3
Municipal Bonds	0.3
Residential Mortgage-Backed Securities - Agency	25.4
Residential Mortgage-Backed Securities - Non-Agency	3.8
Senior Loans	0.5
Treasury Bills	0.6
U.S. Government & Agency Obligations	0.1
U.S. Treasury Obligations	14.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2023)
AAA rating	23.1
AA rating	39.5
A rating	12.1
BBB rating	16.7
BB rating	3.2
B rating	2.4
CCC rating	0.6
CC rating	0.3
C rating	0.1
Not rated	2.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Derivative breakdown (%) (at August 31, 2023)(a)
	Asset	Liability	Net
Forward foreign currency exchange contracts	0.00(b)	—	0.00(b)
Long futures contracts	0.13	—	0.13
Short futures contracts	—	(0.02)	(0.02)
Swap contracts	0.01	(0.00)(b)	0.01
(a) Forward foreign currency exchange contracts, futures contracts and swap contracts are based upon unrealized appreciation (depreciation) as a percentage of net assets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
(b) Rounds to zero.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	5

Manager Discussion of Fund Performance
(Unaudited)
The Fund is currently managed by four independent money management firms, and each invests a portion of the portfolio’s assets. As of August 31, 2023, Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc. (PGIM), TCW Investment Management Company LLC (TCW) and Voya Investment Management Co. LLC (Voya) managed 20.6%, 27.1%, 26.7% and 25.6% of the portfolio, respectively.
For the 12-month period that ended August 31, 2023, Institutional Class shares of Multi-Manager Total Return Bond Strategies Fund returned -0.87%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -1.19%.
Market overview
Fixed-income markets recovered in late 2022 and into the beginning of 2023 before giving back performance in the wake of regional bank failure. The period was largely marked by an overhang of uncertainty and economic negatives, including interest rate volatility and COVID-era supply/demand imbalances. Steep losses that predominated during the first half of the period showed signs of dissipating in the second half of the period. Despite a series of rolling crises including a string of regional bank failures, the debt ceiling debate, ongoing recession concerns, and still high inflation, the U.S. economy avoided the worst of potential outcomes and fixed-income returns skewed largely positive over the last six months of the period.
Against the backdrop of historic lows in unemployment and still high inflation, the U.S. Federal Reserve (Fed) continued on its monetary tightening path, raising interest rates by an additional 300 basis points (bps) in a succession of rate hikes over the reporting period. Although the Fed raised interest rates by 25 bps and indicated that its inflation fight is not yet over, the main signal from the July Federal Open Market Committee meeting was that the end of the rate hiking cycle was likely close.
A sharply higher federal funds target rate, coupled with macroeconomic uncertainty, led to enormous volatility being priced into developed market interest rates, with sharply higher front-end rates and lower long-dated yields. From -0.30% on August 31, 2022, the U.S. 10-year/2-year Treasury spread declined to -0.76% as of August 31, 2023, while the U.S. 2-year Treasury yield rose by 140 bps to end the period at 4.85%.
Despite elevated volatility, U.S. investment-grade corporate spreads tightened over the period as expectations for an economic hard landing moderated and fundamentals remained solid. U.S. high-yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the period and commercial mortgage-backed securities (CMBS) spreads widening as the commercial real estate sector remained challenged. After posting steep losses in 2022, the emerging markets sector posted positive total returns and spreads tightened through the first part of 2023 as headwinds turned to tailwinds. Meanwhile, agency mortgage-backed securities (MBS) underperformed versus U.S. Treasuries over the period as elevated interest-rate volatility weighed on the sector over the first half of the period.
Loomis Sayles
Our portion of the Fund outperformed the benchmark during the period.
Notable contributors in our portion of the Fund during the period
•	Sector allocation generated the greatest positive contribution to excess return in our portion of the Fund. In general, being tilted into risk sectors positively impacted excess return during this period. Our portion of the Fund continued to be underweighted in government securities, including U.S. Treasuries, and overweight in corporate bonds.
•	Our overweight to the investment-grade corporate asset class proved beneficial, as investment-grade spreads tightened and the sector outperformed. Within the sector, holdings of securities in the banking, capital goods and consumer cyclical names bolstered performance.
•	Securitized credit provided additional contribution, as consumer related asset-backed securities (ABS) and non-agency CMBS were favorable contributors to excess return.
•	The portfolio continues to keep duration positioning fairly in line with the benchmark, so while interest rates increased during the period, the impact on relative returns was muted.
6	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable detractors in our portion of the Fund during the period
•	Although our portion of the Fund was underweight to the government-related asset classes, security selection within governments was negative.
•	Specifically, within agency pass-throughs, underweights to Ginnie Maes detracted, as Ginnie Maes outperformed Fannie Maes, and underweights to the lower end of the coupon stack detracted as lower coupons outperformed higher coupons.
•	Industry and issue selection weighed on excess return.
•	Agency CMBS and collateralized mortgage obligation (CMO) exposures also contributed to negative excess returns, as did a slight overweight to real estate investment trusts (REITs).
PGIM
Our portion of the Fund outperformed the benchmark during the period.
Notable contributors in our portion of the Fund during the period
•	Overall sector allocation contributed to performance in our portion of the Fund.
•	Overweights to high yield and CLOs, along with an underweight to MBS, added to performance.
•	Overall security selection was also positive for the period. Positioning in investment-grade corporates and CLOs was positive.
•	Within credit, positioning in foreign non-corporate and banking added to performance.
•	Our yield curve positioning contributed as rates sold off and the curve flattened.
•	Overweight positions in JPMorgan, Bausch Health Companies and Citigroup were positive.
Notable detractors in our portion of the Fund during the period
•	An underweight to the agency sector slightly detracted from results in our portion of the Fund.
•	Positioning within U.S. Treasuries weighed on performance.
•	Within credit, positioning in media and entertainment and cable and satellite detracted from performance during the period.
•	A slightly short duration position in U.S. rates for most of the period limited results relative to the benchmark.
•	With regard to specific issuers, overweight positions in Sinclair Television Group and Digicel Group hurt performance.
TCW
Our portion of the Fund underperformed the benchmark during the period.
Notable detractors in our portion of the Fund during the period
•	Detracting from both absolute and relative performance was duration positioning in our portion of the portfolio. Duration remained longer than the benchmark throughout the period while also extending as U.S. Treasury yields continued to rise. Given both the magnitude and pace of the Fed’s rate hiking cycle, this duration positioning was the largest headwind to returns during the period.
•	A yield curve-steepening bias also detracted, given the sustained overweight to the front-end of the curve, where rates increased by 137 bps. Consistent with both a value-based approach and in recognition that an inverted yield curve is
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
not a long-term equilibrium condition, our portion of the portfolio increased its overweight to the 2-year key rate duration, which negatively impacted returns during the period. Informing this positioning is our belief that current U.S. Treasury rates are above long-term equilibrium levels, and that an eventual pivot in Fed policy may lead to a steepening of the curve.
•	The sustained overweight to agency MBS exposure weighed on returns, given the sector’s underperformance during the year relative to both U.S. Treasuries and corporates.
Notable contributors in our portion of the Fund during the period
•	Portfolio performance benefited from an overweight to corporate credit throughout the majority of the period, given the significant amount of yield spread tightening among corporates (both investment grade and high yield), which resulted in outperformance relative to comparable U.S. Treasuries during the period. Despite a modest trimming of the position in recent months to a relative underweight on improved valuations, exposure to this high-performing asset class contributed to returns during period.
•	An emphasis on more defensive sectors, including the communications and non-cyclicals sectors, was positive as these sectors outperformed the broader corporate universe.
•	Issuer selection among more defensive sectors was also favorable, including in pharmaceuticals, food/beverage and wireless names.
•	The largest contributor to returns, however, was issue selection among banking holdings, owing to a combination of outperformance from senior bonds of U.S. global systemically important banks (G-SIBs) amid the volatility in March, and relative value trading in names that experienced outsized volatility, whereby positions that were built at substantial discounts quickly appreciated to trade at a premium.
Voya
Our portion of the Fund outperformed the benchmark during the period.
Notable contributors in our portion of the Fund during the period
•	Our overweight in high-yield securities added most to performance, followed by security selection in agency mortgages where we source CMOs and investment-grade corporates where we favor BBB financials.
•	Our overweight to non-agency residential MBS and security selection in ABS (primarily high-quality CLOs) also contributed positively.
Notable detractors in our portion of the Fund during the period
•	Our overweight to CMBS modestly detracted as the sector continued to struggle to receive financing amid higher rates.
•	In aggregate, duration and yield curve positioning detracted during the period as the yield curve increased its inversion. However, positive security selection within U.S. Treasuries, which reflects our overall strategy, helped to mute this impact.
Derivatives usage in the Fund
Each of the subadvisors used derivative instruments during the period to manage duration and yield curve positioning. Taken on a stand-alone basis, the usage of these derivatives had a negative impact on overall Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment
8	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,012.30	1,022.74	2.49	2.50	0.49
Institutional 3 Class	1,000.00	1,000.00	1,012.30	1,022.89	2.33	2.35	0.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 11.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AB BSL CLO 4 Ltd.(a),(b)
Series 2023-4A Class A
3-month Term SOFR + 2.000% Floor 2.000% 04/20/2036	6.957%	2,350,000	2,361,553
Affirm Asset Securitization Trust(a)
Series 2022-A Class A
05/17/2027	4.300%	525,000	513,661
Series 2023-A Class A
01/18/2028	6.610%	575,000	578,597
AGL CLO 11 Ltd.(a),(b)
Series 2021-11A Class AJ
3-month Term SOFR + 1.612% Floor 1.350% 04/15/2034	6.920%	12,200,000	11,959,465
AGL CLO 12 Ltd.(a),(b)
Series 2021-12A Class C
3-month Term SOFR + 2.112% Floor 1.850% 07/20/2034	7.438%	1,000,000	985,117
AGL CLO Ltd.(a),(b)
Series 2021-13A Class A1
3-month Term SOFR + 1.422% Floor 1.160% 10/20/2034	6.748%	5,250,000	5,212,893
AIG CLO(a),(b)
Series 2021-1A Class C
3-month Term SOFR + 2.012% Floor 1.750% 04/22/2034	7.357%	1,750,000	1,712,223
AIG CLO Ltd.(a),(b)
Series 2019-2A Class AR
3-month Term SOFR + 1.362% Floor 1.100% 10/25/2033	6.713%	12,500,000	12,434,275
Series 2021-2A Class A
3-month Term SOFR + 1.432% Floor 1.170% 07/20/2034	6.758%	6,950,000	6,903,039
AIMCO CLO Ltd.(a),(b)
Series 2020-11A Class AR
3-month Term SOFR + 1.392% Floor 1.130% 10/17/2034	6.700%	4,000,000	3,973,280
Allegro CLO VII Ltd.(a),(b)
Series 2018-1A Class A
3-month Term SOFR + 1.362% Floor 1.100% 06/13/2031	6.670%	7,500,000	7,459,147
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2020-4 Class C
12/14/2026	1.310%	560,180	555,520
Subordinated Series 2022-4 Class C
02/15/2029	7.860%	580,000	584,360
Subordinated Series 2023-3 Class C
10/12/2029	6.440%	2,750,000	2,754,053
Americredit Automobile Receivables Trust
Subordinated Series 2022-1 Class B
04/19/2027	2.770%	2,175,000	2,055,336
Subordinated Series 2023-1 Class B
03/20/2028	5.570%	3,130,000	3,089,043
AmeriCredit Automobile Receivables Trust
Series 2020-1 Class D
12/18/2025	1.800%	950,000	916,174
Series 2020-2 Class D
03/18/2026	2.130%	500,000	471,439
Series 2021-2 Class B
01/19/2027	0.690%	2,380,000	2,260,775
Series 2022-2 Class A3
04/18/2028	4.380%	2,090,000	2,060,930
Subordinated Series 2019-1 Class D
03/18/2025	3.620%	1,963,219	1,961,495
Subordinated Series 2019-3 Class D
09/18/2025	2.580%	1,450,000	1,423,385
Subordinated Series 2020-2 Class B
02/18/2026	0.970%	145,181	144,514
Subordinated Series 2021-2 Class C
01/19/2027	1.010%	2,905,000	2,672,713
Subordinated Series 2021-3 Class C
08/18/2027	1.410%	3,080,000	2,785,542
AMMC CLO Ltd.(a),(b)
Series 2023-26A Class A1
3-month Term SOFR + 1.950% Floor 1.950% 04/15/2036	7.093%	2,200,000	2,205,575
Anchorage Capital CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month Term SOFR + 1.512% 10/13/2030	6.813%	4,343,877	4,335,871
Series 2016-8A Class AR2
3-month Term SOFR + 1.462% Floor 1.200% 10/27/2034	6.819%	11,500,000	11,354,421
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-21A Class B
3-month Term SOFR + 2.012% Floor 1.750% 10/20/2034	7.338%	10,000,000	9,859,190
Apidos CLO XXII(a),(b)
Series 2015-22A Class A1R
3-month Term SOFR + 1.322% Floor 1.060% 04/20/2031	6.648%	6,380,723	6,369,117
Apidos CLO XXIV(a),(b)
Series 2016-24A
3-month Term SOFR + 2.312% Floor 2.050% 10/20/2030	7.638%	2,900,000	2,849,908
Applebee’s Funding LLC/IHOP Funding LLC(a)
Series 2019-1A Class AII
06/07/2049	4.723%	495,000	454,678
Series 2023-1A Class A2
03/05/2053	7.824%	2,750,000	2,747,922
Aqua Finance Trust(a)
Series 2020-AA Class A
07/17/2046	1.900%	518,558	481,528
Series 2021-A Class A
07/17/2046	1.540%	1,762,510	1,555,973
Ares LXI CLO Ltd.(a),(b)
Series 2021-61A Class A
3-month Term SOFR + 1.412% Floor 1.150% 10/20/2034	6.738%	6,718,000	6,664,605
ArrowMark Colorado Holdings(a),(b)
Series 2017-6A Class A1
3-month Term SOFR + 1.542% 07/15/2029	6.850%	1,262,443	1,259,212
Atlas Senior Loan Fund XXI Ltd.(a),(b)
Series 2023-21A Class A1
3-month Term SOFR + 2.200% Floor 2.200% 07/20/2035	7.526%	7,500,000	7,519,650
Atrium XII(a),(b)
Series 2012A Class AR
3-month Term SOFR + 1.092% 04/22/2027	6.437%	8,111,518	8,087,248
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2020-1A Class A
08/20/2026	2.330%	115,000	107,833
Series 2020-2A Class A
02/20/2027	2.020%	1,600,000	1,464,521
Series 2023-2A Class A
10/20/2027	5.200%	1,270,000	1,247,407
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2023-3A Class A
02/22/2028	5.440%	10,380,000	10,282,486
Bain Capital Credit CLO Ltd.(a),(b)
Series 2019-3A Class AR
3-month Term SOFR + 1.422% Floor 1.160% 10/21/2034	6.755%	17,250,000	17,127,145
Balboa Bay Loan Funding Ltd.(a),(b)
Series 2020-1A Class AR
3-month Term SOFR + 1.382% Floor 1.120% 01/20/2032	6.708%	13,750,000	13,687,039
Barings CLO Ltd.(a),(b)
Series 2020-2A Class AR
3-month Term SOFR + 1.272% Floor 1.010% 10/15/2033	6.580%	7,500,000	7,457,190
Series 2020-4A Class A
3-month Term SOFR + 1.482% Floor 1.220% 01/20/2032	6.808%	6,500,000	6,483,691
Battalion CLO XII Ltd.(a),(b)
Series 2018-12A Class A1
3-month Term SOFR + 1.332% Floor 1.070% 05/17/2031	6.708%	2,962,808	2,946,761
Beacon Container Finance II LLC(a)
Series 2021-1A Class A
10/22/2046	2.250%	1,960,000	1,688,011
Benefit Street Partners CLO X Ltd.(a),(b)
Series 2016-10A Class BRR
3-month Term SOFR + 2.412% Floor 2.150% 04/20/2034	7.738%	2,810,000	2,759,457
BHG Securitization Trust(a)
Series 2022-C Class A
10/17/2035	5.320%	576,938	572,013
BlueMountain CLO XXVIII Ltd.(a),(b)
Series 2021-28A Class C
3-month Term SOFR + 2.262% Floor 2.000% 04/15/2034	7.570%	1,300,000	1,267,097
BlueMountain CLO XXXI Ltd.(a),(b)
Series 2021-31A Class A2
3-month Term SOFR + 1.662% Floor 1.400% 04/19/2034	6.982%	3,600,000	3,512,743
BlueMountain Fuji US CLO II Ltd.(a),(b)
Series 2017-2A Class A1AR
3-month Term SOFR + 1.262% 10/20/2030	6.588%	10,829,434	10,802,100

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bojangles Issuer LLC(a)
Series 2020-1A Class A2
10/20/2050	3.832%	1,576,000	1,446,830
Canyon Capital CLO Ltd.(a),(b)
Series 2019-1A Class A1R
3-month Term SOFR + 1.362% Floor 1.100% 04/15/2032	6.670%	17,500,000	17,359,597
CARDS II Trust(a)
Subordinated Series 2021-1A Class B
04/15/2027	0.931%	2,850,000	2,754,616
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A1AR
3-month Term SOFR + 1.362% Floor 1.100% 10/15/2030	6.670%	3,564,159	3,552,657
Series 2014-3RA Class A1A
3-month Term SOFR + 1.312% 07/27/2031	6.669%	21,572,361	21,466,808
Carlyle US CLO Ltd.(a),(b)
Series 2017-2A Class A2R
3-month Term SOFR + 1.862% Floor 1.600% 07/20/2031	7.188%	2,100,000	2,071,432
Series 2020-1A Class BR
3-month Term SOFR + 2.262% Floor 2.000% 07/20/2034	7.588%	1,250,000	1,205,726
Carmax Auto Owner Trust
Series 2023-2 Class A3
01/18/2028	5.050%	3,835,000	3,810,629
Series 2023-3 Class A3
05/15/2028	5.280%	1,165,000	1,165,084
Subordinated Series 2023-3 Class B
02/15/2029	5.470%	3,040,000	3,037,079
CarNow Auto Receivables Trust(a)
Series 2023-1A Class A
12/16/2024	6.620%	292,842	292,903
Carvana Auto Receivables Trust
Series 2021-P4 Class A3
01/11/2027	1.310%	5,432,859	5,218,070
Subordinated Series 2021-N4 Class C
09/11/2028	1.720%	820,094	779,835
Carvana Auto Receivables Trust(a)
Series 2023-N1 Class A
04/12/2027	6.360%	2,813,823	2,825,415
Series 2023-P1 Class A3
12/10/2027	5.980%	5,395,000	5,387,686
Series 2023-P3 Class A4
07/10/2029	5.710%	280,000	280,343
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chancelight, Inc.(a),(b)
Series 2012-2 Class A
30-day Average SOFR + 0.844% Floor 0.730% 04/25/2039	6.132%	244,633	243,772
Chesapeake Funding II LLC(a)
Series 2023-1A Class A1
05/15/2035	5.650%	2,987,411	2,978,743
CIFC Funding IV Ltd.(a),(b)
Series 2015-4A Class BR2
3-month Term SOFR + 2.162% Floor 1.900% 04/20/2034	7.488%	6,300,000	6,129,157
CIFC Funding Ltd.(a),(b)
Series 2014-5A Class BR2
3-month Term SOFR + 2.062% Floor 1.800% 10/17/2031	7.370%	1,800,000	1,780,663
Series 2019-6A Class A2
3-month Term SOFR + 2.012% Floor 1.750% 01/16/2033	7.320%	2,000,000	1,999,988
CIT Education Loan Trust(a),(b)
Series 2007-1 Class B
3-month USD LIBOR + 0.300% Floor 0.300% 06/25/2042	5.842%	355,296	331,260
CLI Funding VIII LLC(a)
Series 2022-1A Class A1
01/18/2047	2.720%	2,594,400	2,220,447
Commonbond Student Loan Trust(a)
Series 2018-CGS Class B
02/25/2046	4.250%	132,669	125,257
Series 2019-AGS Class A1
01/25/2047	2.540%	1,267,781	1,134,694
Series 2020-AGS Class A
08/25/2050	1.980%	990,953	848,293
Credit Acceptance Auto Loan Trust(a)
Series 2020-3A Class B
12/17/2029	1.770%	2,105,000	2,077,231
Series 2021-3A Class A
05/15/2030	1.000%	1,582,169	1,550,025
Series 2022-3A Class A
10/15/2032	6.570%	6,030,000	6,042,726
Series 2023-1A Class A
03/15/2033	6.480%	4,080,000	4,089,585
Subordinated Series 2023-2A Class B
07/15/2033	6.610%	1,215,000	1,200,909
Subordinated Series 2023-3A Class C
12/15/2033	7.620%	695,000	695,788

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crown Point CLO Ltd.(a),(b)
Series 2021-11A Class A
3-month Term SOFR + 1.382% Floor 1.120% 01/17/2034	6.690%	14,250,000	14,123,431
DataBank Issuer LLC(a)
Series 2023-1 Class A2
02/25/2053	5.116%	3,400,000	3,200,959
DB Master Finance LLC(a)
Series 2017-1A Class A2II
11/20/2047	4.030%	1,181,250	1,087,452
Series 2019-1A Class A23
05/20/2049	4.352%	1,152,000	1,058,084
Series 2019-1A Class A2II
05/20/2049	4.021%	624,000	575,583
Subordinated Series 2021-1A Class A23
11/20/2051	2.791%	4,323,000	3,435,984
DLLMT LLC(a)
Subordinated Series 2023-1A Class A3
03/22/2027	5.340%	4,175,000	4,134,079
Domino’s Pizza Master Issuer LLC(a)
Series 2018-1A Class A2I
07/25/2048	4.116%	1,428,750	1,362,785
Series 2021-1A Class A2II
04/25/2051	3.151%	3,128,000	2,564,413
Donlen Fleet Lease Funding 2 LLC(a)
Series 2021-2 Class A2
12/11/2034	0.560%	1,385,656	1,360,251
Drive Auto Receivables Trust
Subordinated Series 2021-3 Class B
05/15/2026	1.110%	1,522,259	1,510,998
Driven Brands Funding LLC(a)
Series 2019-1A Class A2
04/20/2049	4.641%	1,719,000	1,631,807
Dryden 86 CLO Ltd.(a),(b)
Series 2020-86A Class CR
3-month Term SOFR + 2.262% Floor 2.000% 07/17/2034	7.570%	3,000,000	2,912,994
Dryden CLO Ltd.(a),(b)
Series 2019-75A Class CR2
3-month Term SOFR + 2.062% Floor 1.800% 04/15/2034	7.370%	5,000,000	4,790,510
DT Auto Owner Trust(a)
Series 2020-2A Class C
03/16/2026	3.280%	288,496	287,085
Series 2021-2A Class B
01/15/2027	0.810%	315,210	314,493
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-4A Class C
09/15/2027	1.500%	2,550,000	2,411,561
Subordinated Series 2022-2A Class B
01/15/2027	4.220%	4,445,000	4,365,289
Subordinated Series 2022-3A Class B
07/17/2028	6.740%	3,155,000	3,173,998
Subordinated Series 2023-2A Class B
02/15/2029	5.410%	2,525,000	2,491,893
Eaton Vance CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month Term SOFR + 1.362% Floor 1.100% 04/15/2031	6.670%	4,670,000	4,641,859
ELFI Graduate Loan Program LLC(a)
Series 2019-A Class A
03/25/2044	2.540%	701,108	635,233
ELFI Graduate Loan Program LLC(a),(c)
Subordinated Series 2019-A Class B
03/25/2044	2.940%	325,946	285,415
Ellington CLO II Ltd.(a),(b)
Series 2017-2A Class A
3-month Term SOFR + 1.962% Floor 1.700% 02/15/2029	7.326%	2,725,560	2,722,791
Elmwood CLO II Ltd.(a),(b)
Series 2019-2A Class AR
3-month Term SOFR + 1.412% Floor 1.150% 04/20/2034	6.738%	27,250,000	27,103,477
Elmwood CLO VII Ltd.(a),(b)
Series 2020-4A Class A
3-month Term SOFR + 1.652% Floor 1.390% 01/17/2034	6.960%	2,000,000	2,000,004
Enterprise Fleet Financing LLC(a)
Series 2022-3 Class A2
07/20/2029	4.380%	1,066,432	1,048,601
Series 2023-2 Class A2
04/22/2030	5.560%	2,855,000	2,839,515
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	369,040	363,080
Subordinated Series 2021-3A Class B
01/15/2026	0.690%	318,163	317,304
Subordinated Series 2021-4 Class B
05/15/2026	1.050%	1,760,027	1,747,147
Subordinated Series 2023-1A Class B
04/15/2027	5.720%	2,580,000	2,564,161

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2023-2A Class B
09/15/2027	5.610%	2,450,000	2,429,586
Subordinated Series 2023-3A Class B
09/15/2027	6.110%	900,000	900,879
SubordinatedSeries 2022-5A Class B
03/15/2027	5.970%	4,890,000	4,869,483
Flagship Credit Auto Trust(a)
Series 2020-2 Class C
04/15/2026	3.800%	39,454	39,361
Series 2022-4 Class A3
06/15/2027	6.320%	3,475,000	3,515,520
Subordinated Series 2020-4 Class C
02/16/2027	1.280%	585,000	566,879
Subordinated Series 2021-2 Class B
06/15/2027	0.930%	1,800,000	1,751,529
Subordinated Series 2023-2 Class C
05/15/2029	5.810%	3,240,000	3,177,809
Flatiron CLO 21 Ltd.(a),(b)
Series 2021-1A Class C
3-month Term SOFR + 2.112% Floor 1.850% 07/19/2034	7.432%	2,000,000	1,951,416
Ford Credit Auto Owner Trust(a)
Series 2018-1 Class A
07/15/2031	3.190%	7,110,000	6,871,262
Series 2021-1 Class A
10/17/2033	1.370%	3,415,000	3,086,658
Series 2023-2 Class A
02/15/2036	5.280%	7,005,000	7,045,759
Subordinated Series 2021-2 Class C
05/15/2034	2.110%	3,900,000	3,395,644
Subordinated Series 2021-2 Class D
05/15/2034	2.600%	2,300,000	1,983,622
Subordinated Series 2023-1 Class C
08/15/2035	5.580%	3,900,000	3,789,462
Ford Credit Floorplan Master Owner Trust(a)
Series 2023-1 Class A1
05/15/2028	4.920%	2,165,000	2,134,361
Foursight Capital Automobile Receivables Trust(a)
Series 2022-1 Class A3
12/15/2026	1.830%	2,405,000	2,345,148
Series 2022-2 Class A3
06/15/2027	4.590%	2,130,000	2,087,492
Frontier Issuer LLC(a)
Series 2023-1 Class A2
08/20/2053	6.600%	4,475,000	4,335,847
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Galaxy XXII CLO Ltd.(a),(b)
Series 2016-22A Class ARR
3-month Term SOFR + 1.462% Floor 1.200% 04/16/2034	6.770%	3,200,000	3,168,950
GECU Auto Receivables Trust(a)
Series 2023-1A Class A3
08/15/2028	5.630%	2,500,000	2,493,558
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	351,031	342,273
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-4A Class C
11/17/2025	1.140%	440,264	436,345
Subordinated Series 2021-3A Class B
11/17/2025	0.780%	923,939	916,801
Subordinated Series 2021-4A Class B
04/15/2026	1.530%	5,855,000	5,753,540
GM Financial Automobile Leasing Trust
Series 2023-2 Class A3
07/20/2026	5.050%	1,790,000	1,777,424
Subordinated Series 2022-3 Class C
08/20/2026	5.130%	2,350,000	2,309,128
GM Financial Consumer Automobile Receivables Trust
Series 2020-2 Class A3
12/16/2024	1.490%	27,640	27,605
Goal Capital Funding Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.712% Floor 0.450% 08/25/2042	5.846%	451,110	408,696
GoodLeap Sustainable Home Solutions Trust(a)
Series 2021-3CS Class A
05/20/2048	2.100%	2,847,889	2,171,977
Greenwood Park CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month Term SOFR + 1.272% Floor 1.010% 04/15/2031	6.580%	15,000,000	14,947,275
Greywolf CLO III Ltd.(a),(b)
Series 2020-3RA Class A1R
3-month USD LIBOR + 1.290% Floor 1.290% 04/15/2033	6.636%	6,500,000	6,453,974
Greywolf CLO VII Ltd.(a),(b)
Series 2018-2A Class A1
3-month Term SOFR + 1.440% Floor 1.180% 10/20/2031	6.766%	6,250,000	6,223,888

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Helios Issuer LLC(a)
Series 2020-AA Class A
06/20/2047	2.980%	1,004,864	899,527
Henderson Receivables LLC(a)
Series 2013-3A Class A
01/17/2073	4.080%	1,444,094	1,280,364
Series 2014-2A Class A
01/17/2073	3.610%	1,733,125	1,465,983
Hertz Vehicle Financing III LLC(a)
Series 2023-3A Class A
02/25/2028	5.940%	4,660,000	4,662,738
Hilton Grand Vacations Trust(a)
Subordinated Series 2022-2A Class C
01/25/2037	5.570%	232,740	222,137
HPS Loan Management Ltd.(a),(b)
Series 2010-A16 Class A1RR
3-month Term SOFR + 1.402% Floor 1.140% 04/20/2034	6.728%	9,750,000	9,632,230
Series 2021-16A Class A1
3-month Term SOFR + 1.402% Floor 1.140% 01/23/2035	6.747%	7,300,000	7,209,232
Hyundai Auto Lease Securitization Trust(a)
Series 2023-B Class A3
06/15/2026	5.150%	2,390,000	2,376,963
ICG US CLO Ltd.(a),(b)
Series 2014-3A Class A1RR
3-month Term SOFR + 1.292% 04/25/2031	6.643%	6,411,989	6,387,117
JG Wentworth XLIII LLC(a)
Series 2019-1A Class A
08/17/2071	3.820%	954,267	829,114
JPMorgan Chase Bank NA(a)
Series 2021-3 Class E
02/26/2029	2.102%	288,989	276,834
Subordinated Series 2021-1 Class D
09/25/2028	1.174%	202,698	197,254
Subordinated Series 2021-2 Class D
12/26/2028	1.138%	465,732	448,798
Kayne CLO Ltd.(a),(b)
Series 2019-6A Class A2
3-month Term SOFR + 2.112% Floor 1.850% 01/20/2033	7.438%	1,500,000	1,474,886
Kayne Ltd.(a),(b)
Series 2018-1A Class CR
3-month Term SOFR + 2.012% Floor 1.750% 07/15/2031	7.320%	1,820,000	1,795,432
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-10A Class C
3-month Term SOFR + 2.012% Floor 1.750% 04/23/2034	7.357%	1,600,000	1,547,214
KKR CLO Ltd.(a),(b)
Series 2032A Class A1
3-month Term SOFR + 1.582% Floor 1.320% 01/15/2032	6.890%	17,000,000	16,949,765
Lending Funding Trust(a)
Series 2020-2A Class A
04/21/2031	2.320%	700,000	626,212
Lendmark Funding Trust(a)
Series 2021-1A Class A
11/20/2031	1.900%	5,000,000	4,368,224
Subordinated Series 2021-1A Class B
11/20/2031	2.470%	200,000	169,871
Subordinated Series 2021-1A Class C
11/20/2031	3.410%	100,000	81,028
Loanpal Solar Loan Ltd.(a)
Series 2020-2GF Class A
07/20/2047	2.750%	1,381,829	1,048,695
Logan CLO I Ltd.(a),(b)
Series 2021-1A Class A
3-month Term SOFR + 1.422% Floor 1.160% 07/20/2034	6.748%	15,000,000	14,932,305
M&T Equipment Notes(a)
Series 2023-1A Class A3
07/15/2030	5.740%	2,115,000	2,108,453
Madison Park Funding LIX Ltd.(a),(b)
Series 2021-59A Class A
3-month Term SOFR + 1.402% Floor 1.140% 01/18/2034	6.712%	12,500,000	12,423,462
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month Term SOFR + 1.412% Floor 1.150% 04/19/2033	6.732%	6,500,000	6,471,004
Series 2021-48A Class C
3-month Term SOFR + 2.262% Floor 2.000% 04/19/2033	7.582%	1,520,000	1,497,743
Madison Park Funding XXI Ltd.(a),(b)
Series 2016-21A Class AARR
3-month Term SOFR + 1.342% Floor 1.080% 10/15/2032	6.650%	17,000,000	16,857,557

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-21A Class ABRR
3-month Term SOFR + 1.662% Floor 1.400% 10/15/2032	6.970%	1,750,000	1,726,449
Madison Park Funding XXXVIII Ltd.(a),(b)
Series 2021-38A Class A
3-month Term SOFR + 1.382% Floor 1.120% 07/17/2034	6.690%	15,000,000	14,864,565
Magnetite XVII Ltd.(a),(b)
Series 2016-17A Class AR
3-month Term SOFR + 1.362% 07/20/2031	6.688%	1,050,000	1,045,814
Marathon CLO Ltd.(a),(b)
Series 2020-15A Class A1S
3-month Term SOFR + 1.962% Floor 1.700% 11/15/2031	7.326%	20,500,000	20,489,217
Mariner Finance Issuance Trust(a)
Series 2019-AA Class A
07/20/2032	2.960%	95,062	94,592
Series 2020-AA Class A
08/21/2034	2.190%	985,336	950,857
Marlette Funding Trust(a)
Series 2021-1A Class C
06/16/2031	1.410%	554,832	546,649
Series 2022-3A Class A
11/15/2032	5.180%	3,410,172	3,397,900
Massachusetts Educational Financing Authority
Series 2018-A Class A
05/25/2033	3.850%	1,302,984	1,259,749
Merlin Aviation Holdings DAC(a)
Series 2016-1 Class A
12/15/2032	4.500%	376,186	326,341
MF1 Ltd.(a),(b)
Series 2021-FL6 Class D
1-month Term SOFR + 2.664% Floor 2.550% 07/16/2036	7.976%	7,000,000	6,604,121
Series 2022-FL8 Class A
30-day Average SOFR + 1.350% Floor 1.350% 02/19/2037	6.588%	1,025,000	1,010,454
MidOcean Credit CLO VIII(a),(b)
Series 2018-8A Class B
3-month Term SOFR + 1.912% 02/20/2031	7.291%	6,600,000	6,536,937
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class A
10/15/2040	5.787%	535,503	513,235
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mill City Solar Loan Ltd.(a)
Series 2019-1A Class A
03/20/2043	4.340%	979,556	866,056
Series 2019-2GS Class A
07/20/2043	3.690%	1,039,723	881,701
Mosaic Solar Loan Trust(a)
Series 2018-1A Class A
06/22/2043	4.010%	486,178	442,217
Series 2019-1A Class A
12/21/2043	4.370%	1,005,785	920,279
Series 2020-2A Class A
08/20/2046	1.440%	1,813,415	1,487,490
Series 2023-3A Class A
11/20/2053	5.910%	2,882,216	2,854,490
Subordinated Series 2018-2GS Class B
02/22/2044	4.740%	619,173	545,960
Subordinated Series 2020-2A Class B
08/20/2046	2.210%	1,156,380	913,535
Subordinated Series 2021-2A Class B
04/21/2047	2.090%	925,605	672,059
Mosaic Solar Loans LLC(a)
Series 2017-2A Class A
06/22/2043	3.820%	511,657	462,708
Navient Private Education Refi Loan Trust(a)
Series 2020-BA Class A2
01/15/2069	2.120%	1,064,717	971,425
Series 2020-DA Class A
05/15/2069	1.690%	5,339,706	4,844,580
Series 2020-FA Class A
07/15/2069	1.220%	700,487	625,885
Series 2020-GA Class A
09/16/2069	1.170%	1,302,347	1,149,652
Series 2020-HA Class A
01/15/2069	1.310%	626,553	570,888
Series 2021-A Class A
05/15/2069	0.840%	684,315	594,200
Series 2021-BA Class A
07/15/2069	0.940%	1,373,261	1,197,823
Navient Student Loan Trust(b)
Series 2014-3 Class A
30-day Average SOFR + 0.734% Floor 0.620% 03/25/2083	6.022%	3,607,112	3,567,512
Series 2014-4 Class A
30-day Average SOFR + 0.734% Floor 0.620% 03/25/2083	6.022%	1,582,754	1,562,979

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nelnet Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.450% 08/23/2036	6.089%	4,940,230	4,792,182
Series 2014-4A Class A2
30-day Average SOFR + 1.064% Floor 0.950% 11/25/2048	6.352%	3,927,374	3,924,958
Neuberger Berman CLO XVII Ltd.(a),(b)
Series 2014-17A Class CR2
3-month Term SOFR + 2.262% Floor 2.000% 04/22/2029	7.607%	2,000,000	1,960,160
Neuberger Berman Loan Advisers CLO Ltd.(a),(b)
Series 2019-33A Class CR
3-month Term SOFR + 2.162% Floor 1.900% 10/16/2033	7.470%	2,000,000	1,963,392
Series 2021-40A Class C
3-month Term SOFR + 2.012% Floor 1.750% 04/16/2033	7.320%	4,650,000	4,548,170
New Economy Assets Phase 1 Sponsor LLC(a)
Series 2021-1 Class A1
10/20/2061	1.910%	5,030,000	4,337,168
Oaktree CLO Ltd.(a),(b)
Series 2019-1A Class A1R
3-month Term SOFR + 1.372% Floor 1.110% 04/22/2030	6.717%	9,800,000	9,709,781
OCP CLO Ltd.(a),(b)
Series 2020-18A Class CR
3-month Term SOFR + 2.212% Floor 1.950% 07/20/2032	7.538%	500,000	488,666
Octagon 61 Ltd.(a),(b)
Series 2023-2A Class A
3-month Term SOFR + 1.850% Floor 1.850% 04/20/2036	6.919%	1,550,000	1,551,883
Octagon Investment Partners 32 Ltd.(a),(b)
Series 2017-1A Class A2R
3-month Term SOFR + 1.462% Floor 1.200% 07/15/2029	6.770%	7,400,000	7,272,602
Octagon Investment Partners 46 Ltd.(a),(b)
Series 2020-2A Class AR
3-month Term SOFR + 1.422% Floor 1.160% 07/15/2036	6.730%	7,900,000	7,815,644
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OHA Credit Funding Ltd.(a),(b)
Series 2021-8A Class C
3-month Term SOFR + 2.162% Floor 1.900% 01/18/2034	7.472%	1,350,000	1,329,876
OHA Credit Partners VII Ltd.(a),(b)
Series 2012-7A Class CR3
3-month Term SOFR + 2.062% Floor 1.800% 02/19/2034	7.441%	5,000,000	4,883,885
OneMain Direct Auto Receivables Trust(a)
Series 2019-1A Class A
09/14/2027	3.630%	6,900,000	6,662,415
Subordinated Series 2019-1A Class B
11/14/2028	3.950%	1,500,000	1,417,669
Subordinated Series 2019-1A Class D
04/14/2031	4.680%	2,900,000	2,710,718
Subordinated Series 2021-1A Class C
07/14/2028	1.420%	7,367,000	6,630,202
Subordinated Series 2021-1A Class D
11/14/2030	1.620%	900,000	765,333
Subordinated Series 2023-1A Class C
02/14/2031	6.140%	3,100,000	2,997,537
OneMain Financial Issuance Trust(a)
Series 2020-2A Class A
09/14/2035	1.750%	2,700,000	2,433,490
Series 2022-S1 Class A
05/14/2035	4.130%	7,275,000	7,002,177
Subordinated Series 2022-2 Class D
10/14/2034	6.550%	6,280,000	6,054,169
Subordinated Series 2023-2A Class C
09/15/2036	6.740%	1,500,000	1,507,178
Subordinated Series 2023-2A Class D
09/15/2036	7.520%	1,600,000	1,616,451
Oscar US Funding XII LLC(a)
Series 2021-1A Class A4
04/10/2028	1.000%	2,050,000	1,919,045
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A
3-month Term SOFR + 1.512% Floor 1.250% 10/22/2030	6.857%	9,145,155	9,113,549
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	992,420	970,717

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Palmer Square CLO Ltd.(a),(b)
Series 2014-1A Class A1R2
3-month Term SOFR + 1.392% Floor 1.130% 01/17/2031	6.700%	6,362,495	6,352,372
Series 2020-3A Class BR
3-month Term SOFR + 2.212% Floor 1.950% 11/15/2031	7.576%	2,000,000	1,965,374
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2016-1R Class A1R
3-month Term SOFR + 1.462% Floor 1.200% 08/23/2031	6.839%	8,480,000	8,459,580
Series 2017-1A Class A1R
3-month Term SOFR + 1.502% Floor 1.240% 02/14/2034	6.871%	5,000,000	4,963,805
Series 2019-2A Class A1
3-month Term SOFR + 1.442% Floor 1.180% 10/15/2034	6.750%	15,000,000	14,845,695
Planet Fitness Master Issuer LLC(a)
Series 2018-1A Class A2II
09/05/2048	4.666%	3,838,575	3,687,719
Prestige Auto Receivables Trust(a)
Subordinated Series 2021-1A Class C
02/15/2028	1.530%	2,525,000	2,365,237
Subordinated Series 2023-1A Class C
02/15/2028	5.650%	2,460,000	2,417,947
Primose Funding LLC(a)
Series 2019-1A Class A2
07/30/2049	4.475%	1,451,250	1,352,759
Regional Management Issuance Trust(a)
Series 2022-1 Class A
03/15/2032	3.070%	2,800,000	2,612,231
Rockford Tower CLO Ltd.(a),(b)
Series 2021-1A Class B
3-month Term SOFR + 1.912% Floor 1.650% 07/20/2034	7.238%	7,900,000	7,727,551
Series 2021-3A Class B
3-month Term SOFR + 2.012% Floor 1.750% 10/20/2034	7.338%	10,000,000	9,758,530
Santander Bank Auto Credit-Linked Notes(a)
Subordinated Series 2022-A Class C
05/15/2032	7.375%	763,695	748,397
Santander Consumer Auto Receivables Trust(a)
Series 2020-AA Class C
02/17/2026	3.710%	454,029	452,603
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	440,780	434,306
Series 2023-2 Class A3
07/15/2027	5.210%	1,855,000	1,844,365
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	2,444,649	2,390,735
Subordinated Series 2020-4 Class C
01/15/2026	1.010%	21,833	21,802
Subordinated Series 2020-4 Class D
01/15/2027	1.480%	1,800,000	1,750,002
Subordinated Series 2022-3 Class B
08/16/2027	4.130%	3,710,000	3,617,346
Subordinated Series 2022-4 Class B
11/15/2027	4.420%	3,505,000	3,434,662
Subordinated Series 2022-5 Class B
03/15/2027	4.430%	1,880,000	1,847,163
Subordinated Series 2023-1 Class C
05/15/2030	5.090%	810,000	791,498
Subordinated Series 2023-3 Class C
11/15/2030	5.770%	1,160,000	1,156,976
Subordinated Series 2023-4 Class B
12/15/2028	5.770%	2,410,000	2,419,631
SCF Equipment Leasing LLC(a)
Series 2022-1A Class A3
07/20/2029	2.920%	2,440,000	2,355,420
SFS Auto Receivables Securitization Trust(a)
Series 2023-1A Class A3
10/20/2028	5.470%	2,915,000	2,900,784
Shackleton VR CLO Ltd.(a),(b)
Series 2014-5RA Class A
3-month Term SOFR + 1.362% Floor 1.100% 05/07/2031	6.732%	10,928,041	10,852,670
Sixth Street CLO XVI Ltd.(a),(b)
Series 2020-16A Class A1A
3-month Term SOFR + 1.582% Floor 1.320% 10/20/2032	6.908%	25,250,000	25,252,803
SLM Student Loan Trust(b)
Series 2008-2 Class B
90-day Average SOFR + 1.462% Floor 1.200% 01/25/2083	6.455%	1,165,000	1,105,937
Series 2008-3 Class B
90-day Average SOFR + 1.462% Floor 1.200% 04/26/2083	6.455%	1,165,000	1,017,895

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-4 Class B
90-day Average SOFR + 2.112% Floor 1.850% 04/25/2073	7.105%	1,165,000	1,121,994
Series 2008-5 Class B
90-day Average SOFR + 2.112% Floor 1.850% 07/25/2073	7.105%	4,060,000	3,925,794
Series 2008-6 Class A4
90-day Average SOFR + 1.362% Floor 1.100% 07/25/2024	6.416%	3,296,407	3,260,067
Series 2008-6 Class B
90-day Average SOFR + 2.112% Floor 1.850% 07/26/2083	7.105%	1,165,000	1,097,673
Series 2008-7 Class B
90-day Average SOFR + 2.112% Floor 1.850% 07/26/2083	7.105%	1,165,000	1,069,966
Series 2012-2 Class A
30-day Average SOFR + 0.814% Floor 0.700% 01/25/2029	6.102%	4,136,126	3,973,307
Series 2012-7 Class A3
30-day Average SOFR + 0.764% Floor 0.650% 05/26/2026	6.052%	2,029,987	1,948,840
SMB Private Education Loan Trust(a)
Series 2020-PTA Class A2A
09/15/2054	1.600%	2,196,027	1,956,655
SoFi Professional Loan Program LLC(a)
Series 2017-D Class A2FX
09/25/2040	2.650%	203,046	194,255
Series 2018-A Class A2B
02/25/2042	2.950%	59,089	57,171
Series 2019-A Class BFX
06/15/2048	4.110%	2,500,000	2,214,618
Subordinated Series 2018-B Class BFX
08/25/2047	3.830%	2,700,000	2,432,852
Subordinated Series 2019-B Class BFX
08/17/2048	3.730%	2,500,000	2,216,139
SoFi Professional Loan Program Trust(a)
Subordinated Series 2020-B Class BFX
05/15/2046	2.730%	2,200,000	1,639,168
Sonic Capital LLC(a)
Series 2020-1A Class A2I
01/20/2050	3.845%	1,843,000	1,666,294
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sound Point CLO II Ltd.(a),(b)
Series 2013-1A Class A1R
3-month Term SOFR + 1.332% Floor 1.070% 01/26/2031	6.682%	5,876,907	5,842,080
Sunnova Helios XI Issuer LLC(a)
Series 2023-A Class A
05/20/2050	5.300%	4,666,370	4,480,097
Sunnova Sol II Issuer LLC(a)
Series 2020-2A Class A
11/01/2055	2.730%	2,775,145	2,136,703
Sunnova Sol III Issuer LLC(a)
Series 2021-1 Class A
04/28/2056	2.580%	2,358,986	1,838,545
Sunrun Athena Issuer LLC(a)
Series 2018-1 Class A
04/30/2049	5.310%	1,774,338	1,648,945
Sunrun Callisto Issuer LLC(a)
Series 2019-1A Class A
06/30/2054	3.980%	1,352,583	1,194,632
Sunrun Iris Issuer LLC(a)
Series 2023-1A Class A
01/30/2059	5.750%	1,742,197	1,687,637
Symphony CLO XVIII Ltd.(a),(b)
Series 2016-18A Class A1RR
3-month Term SOFR + 1.362% Floor 1.100% 07/23/2033	6.707%	6,250,000	6,215,706
Taco Bell Funding LLC(a)
Series 2021-1A Class A2I
08/25/2051	1.946%	2,456,250	2,128,893
TCI-Flatiron CLO Ltd.(a),(b)
Series 2018-1A Class CR
3-month Term SOFR + 2.012% Floor 1.750% 01/29/2032	7.381%	2,300,000	2,241,297
TCW CLO Ltd.(a),(b)
Series 2017-1A Class A1RR
3-month Term SOFR + 1.442% Floor 1.180% 10/29/2034	6.811%	21,750,000	21,544,462
Series 2017-1A Class BRR
3-month Term SOFR + 1.962% Floor 1.700% 10/29/2034	7.331%	6,500,000	6,351,475
Series 2021-1A Class C
3-month Term SOFR + 2.162% Floor 1.900% 03/18/2034	7.488%	3,150,000	3,043,725

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telos CLO Ltd.(a),(b)
Series 2013-4A Class AR
3-month Term SOFR + 1.502% Floor 1.240% 01/17/2030	6.810%	8,562,730	8,517,648
Texas Debt Capital CLO Ltd.(a),(b)
Series 2023-1A Class A
3-month Term SOFR + 1.800% Floor 1.800% 04/20/2036	6.622%	4,050,000	4,059,817
Textainer Marine Containers VII Ltd.(a)
Series 2021-2A Class A
04/20/2046	2.230%	3,578,672	3,069,759
THL Credit Wind River CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month Term SOFR + 1.422% Floor 1.160% 07/20/2034	6.748%	10,000,000	9,883,540
TIAA CLO I Ltd.(a),(b)
Series 2016-1A Class AR
3-month Term SOFR + 1.462% Floor 1.200% 07/20/2031	6.788%	6,750,000	6,723,574
Tikehau US CLO IV Ltd.(a),(b)
Series 2023-1A Class A1
3-month Term SOFR + 2.200% Floor 2.200% 07/15/2034	7.466%	28,000,000	28,407,064
Toyota Auto Loan Extended Note Trust(a)
Series 2020-1A Class A
05/25/2033	1.350%	1,405,000	1,309,056
Trafigura Securitisation Finance PLC(a)
Subordinated Series 2021-1A Class B
01/15/2025	1.780%	1,550,000	1,441,705
Tralee CLO VI Ltd.(a),(b)
Series 2019-6A Class A1R
3-month Term SOFR + 1.432% Floor 1.170% 10/25/2032	6.783%	25,000,000	24,725,550
Tralee CLO VII Ltd(a),(b)
Series 2021-7A Class A1
3-month Term SOFR + 1.582% Floor 1.320% 04/25/2034	6.933%	9,250,000	9,141,349
Trestles CLO V LTD.(a),(b)
Series 2021-5A Class B1
3-month Term SOFR + 1.912% Floor 1.650% 10/20/2034	7.238%	6,800,000	6,666,421
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trinitas CLO VII Ltd.(a),(b)
Series 2017-7A Class A1R
3-month Term SOFR + 1.462% Floor 1.200% 01/25/2035	6.813%	4,000,000	3,933,776
Trinitas CLO XX Ltd.(a),(b)
Series 2022-20A Class A1
3-month Term SOFR + 1.530% Floor 1.530% 07/20/2035	6.856%	13,250,000	13,137,229
Triton Container Finance VIII LLC(a)
Series 2021-1A Class A
03/20/2046	1.860%	2,542,667	2,137,333
United Auto Credit Securitization Trust(a)
Series 2022-1 Class B
03/10/2025	2.100%	44,788	44,755
Subordinated Series 2022-2 Class C
05/10/2027	5.810%	1,995,000	1,970,004
Upstart Securitization Trust(a)
Series 2023-1 Class A
02/20/2033	6.590%	1,285,374	1,281,171
Venture CLO Ltd.(a),(b)
Series 2017-28AA Class A1R
3-month Term SOFR + 1.472% Floor 1.210% 10/20/2034	6.798%	12,500,000	12,365,687
Venture XXVII CLO Ltd.(a),(b)
Series 2017-27A Class CR
3-month Term SOFR + 2.562% 07/20/2030	7.888%	4,100,000	3,945,705
Voya CLO Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month Term SOFR + 1.472% Floor 1.210% 10/15/2030	6.780%	6,285,540	6,276,376
Series 2016-1A Class A1R
3-month Term SOFR + 1.332% Floor 1.070% 01/20/2031	6.658%	9,243,411	9,219,045
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
90-day Average SOFR + 0.432% Floor 0.170% 04/25/2040	5.486%	3,894,311	3,715,424
Wellfleet CLO Ltd.(a),(b)
Series 2019-1A Class A1R
3-month Term SOFR + 1.382% Floor 1.120% 07/20/2032	6.708%	15,000,000	14,851,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wendy’s Funding LLC(a)
Series 2018-1A Class A2II
03/15/2048	3.884%	945,000	858,007
Series 2019-1A Class A2I
06/15/2049	3.783%	3,122,250	2,889,326
Series 2021-1A Class A2II
06/15/2051	2.775%	5,012,700	3,968,449
Westlake Automobile Receivables Trust(a)
Series 2021-2A Class C
07/15/2026	0.890%	1,650,000	1,594,543
Subordinated Series 2020-3A Class C
11/17/2025	1.240%	89,021	88,348
Subordinated Series 2021-2A Class B
07/15/2026	0.620%	1,501,707	1,490,065
Subordinated Series 2021-3 Class C
01/15/2027	1.580%	6,225,000	5,939,333
Subordinated Series 2023-1A Class C
08/15/2028	5.740%	1,200,000	1,184,058
Subordinated Series 2023-2A Class B
03/15/2028	6.140%	3,550,000	3,562,138
Subordinated Series 2023-3A Class C
09/15/2028	6.020%	4,530,000	4,540,893
Wheels Fleet Lease Funding 1 LLC(a)
Series 2023-1A Class A
04/18/2038	5.800%	5,360,000	5,346,930
Wind River CLO Ltd.(a),(b)
Series 2016-1A Class A1R2
3-month Term SOFR + 1.472% Floor 1.210% 10/15/2034	6.780%	4,250,000	4,199,863
World Omni Automobile Lease Securitization Trust
Series 2023-A Class A3
09/15/2026	5.070%	2,420,000	2,406,282
World Omni Select Auto Trust
Subordinated Series 2021-A Class B
08/16/2027	0.850%	2,170,000	2,040,726
York CLO-4 Ltd.(a),(b)
Series 2016-2A Class A1R
3-month Term SOFR + 1.352% 04/20/2032	6.678%	10,230,859	10,202,038
Zais CLO 7 Ltd.(a),(b)
Series 2017-2A Class A
3-month Term SOFR + 1.552% 04/15/2030	6.860%	2,508,537	2,496,907
Zais CLO 9 Ltd.(a),(b)
Series 2018-2A Class A
3-month Term SOFR + 1.462% Floor 1.200% 07/20/2031	6.788%	12,433,077	12,316,766
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zaxby’s Funding LLC(a)
Series 2021-1A Class A2
07/30/2051	3.238%	5,537,000	4,666,251
Total Asset-Backed Securities — Non-Agency (Cost $1,342,541,336)			1,313,618,530

Commercial Mortgage-Backed Securities - Agency 0.8%

Federal Home Loan Mortgage Corp. Multifamily ML Certificates(c),(d)
Series 2021-ML08 Class XUS
07/25/2037	1.869%	7,718,058	1,024,904
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K055 Class X1
03/25/2026	1.474%	1,968,209	54,938
CMO Series K057 Class X1
07/25/2026	1.298%	2,321,001	61,190
CMO Series K059 Class X1
09/25/2026	0.422%	6,933,310	50,996
CMO Series K060 Class X1
10/25/2026	0.187%	25,232,340	56,013
CMO Series K152 Class X1
01/25/2031	1.100%	3,993,811	201,366
Series 20K129 Class X1 (FHLMC)
05/25/2031	1.142%	12,580,346	732,687
Series 20K141 Class X1 (FHLMC)
02/25/2032	0.407%	7,248,696	157,998
Series 20K142 Class X1 (FHLMC)
12/25/2031	0.403%	17,575,120	372,926
Series 20K143 Class X1 (FHLMC)
04/25/2055	0.450%	7,941,757	198,015
Series 20K144 Class X1 (FHLMC)
04/25/2032	0.436%	10,390,832	254,641
Series K069 Class X1
09/25/2027	0.473%	36,171,721	451,134
Series K091 Class X1
03/25/2029	0.706%	39,175,301	1,047,978
Series K095 Class X1
06/25/2029	1.084%	74,914,784	3,264,532
Series K106 Class X1
01/25/2030	1.477%	99,426,170	6,786,850
Series K131 Class X1 (FHLMC)
07/25/2031	0.830%	12,793,677	578,946
Series K137 Class X1
11/25/2031	0.298%	274,709,367	3,541,718
Series K145 Class X1
06/25/2055	0.430%	4,658,140	110,670

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series K146 Class X1
06/25/2032	0.352%	15,764,888	293,867
Series K147 Class X1
06/25/2032	0.488%	12,184,133	335,045
Series K149 Class X1 (FHLMC)
08/25/2032	0.403%	20,968,520	454,017
Series K-150 Class X1 (FHLMC)
09/25/2032	0.446%	26,969,347	680,455
Series K-1516 Class X1
05/25/2035	1.629%	14,630,116	1,675,135
Series K-1517 Class X1
07/25/2035	1.436%	19,939,843	2,086,553
Series K1521 Class X1
08/25/2036	1.095%	23,367,527	1,827,787
Series K728 Class X1
08/25/2024	0.506%	251,728,512	837,803
Series K729 Class X1
10/25/2024	0.465%	157,498,851	405,780
Series K735 Class X1
05/25/2026	1.094%	12,580,684	255,423
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K056 Class A2
05/25/2026	2.525%	6,137,000	5,752,546
Series K074 Class A2
01/25/2028	3.600%	8,660,000	8,226,626
Series K155 Class A3
04/25/2033	3.750%	6,935,000	6,360,306
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series K157 Class A3
08/25/2033	3.990%	6,145,000	5,700,327
Series Q006 Class APT1
07/25/2026	2.673%	3,408,813	3,209,715
Federal National Mortgage Association
11/01/2031	3.400%	1,500,000	1,325,818
02/01/2033	3.400%	3,970,853	3,562,287
07/01/2033	3.670%	8,000,000	7,302,576
03/01/2035	2.510%	3,000,000	2,397,646
04/01/2040	2.455%	3,495,000	2,424,138
Federal National Mortgage Association(c),(d)
Series 2020-M43 Class X1
08/25/2034	2.027%	34,166,740	3,126,376
Government National Mortgage Association(c),(d)
CMO Series 2011-38 Class IO
04/16/2053	0.530%	889,635	6,809
CMO Series 2013-162 Class IO
09/16/2046	0.057%	16,673,273	19,478
CMO Series 2014-134 Class IA
01/16/2055	0.147%	11,811,189	53,624
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-101 Class IO
03/16/2052	0.280%	2,905,409	30,944
CMO Series 2015-114
03/15/2057	0.356%	1,279,748	18,836
CMO Series 2015-120 Class IO
03/16/2057	0.620%	6,647,872	119,993
CMO Series 2015-125 Class IB
01/16/2055	0.948%	7,150,972	180,227
CMO Series 2015-125 Class IO
07/16/2055	0.617%	17,908,999	254,892
CMO Series 2015-146 Class IC
07/16/2055	0.201%	5,465,372	33,409
CMO Series 2015-171 Class IO
11/16/2055	0.840%	4,685,142	132,638
CMO Series 2015-174 Class IO
11/16/2055	0.415%	5,714,308	110,471
CMO Series 2015-21 Class IO
07/16/2056	0.710%	3,001,277	74,677
CMO Series 2015-29 Class EI
09/16/2049	0.696%	4,975,171	79,350
CMO Series 2015-41 Class IO
09/16/2056	0.277%	1,171,535	12,220
CMO Series 2015-6 Class IO
02/16/2051	0.477%	2,023,449	21,626
CMO Series 2015-70 Class IO
12/16/2049	0.569%	5,638,772	99,515
CMO Series 2016-39 Class IO
01/16/2056	0.684%	3,552,112	95,385
CMO Series 2022-17 Class IO
06/16/2064	0.802%	6,302,839	380,597
CMO Series 2022-4 Class IO
03/16/2064	0.860%	15,508,060	1,001,358
CMO Series 2022-43 Class IO
09/16/2061	0.740%	12,904,547	721,322
Series 2014-101 Class IO
04/16/2056	0.595%	9,515,034	131,177
Series 2016-152 Class IO
08/15/2058	0.730%	11,554,135	402,570
Series 2017-168 Class IO
12/16/2059	0.577%	16,741,512	564,624
Series 2018-110 Class IA
11/16/2059	0.642%	20,165,286	724,190
Series 2018-2 Class IO
12/16/2059	0.706%	7,223,718	302,459
Series 2020-108 Class IO
06/16/2062	0.847%	8,895,354	510,686

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	23

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-106 Class IO
04/16/2063	0.859%	9,511,927	623,373
Series 2021-132 Class BI
04/16/2063	0.923%	12,153,980	807,924
Series 2021-133 Class IO
07/16/2063	0.880%	11,975,086	794,842
Series 2021-144 Class IO
04/16/2063	0.825%	12,035,290	742,036
Series 2021-145 Class IO
07/16/2061	0.771%	2,533,924	137,849
Series 2021-151 Class IO
04/16/2063	0.917%	10,746,596	748,710
Series 2021-163 Class IO
03/16/2064	0.801%	11,224,372	683,175
Series 2021-186 Class IO
05/16/2063	0.765%	12,537,901	707,376
Series 2021-52 Class IO
04/16/2063	0.719%	10,477,352	574,689
Series 2022-132 Class IO
10/16/2064	0.539%	10,976,881	515,109
Series 2022-166 Class IO
04/16/2065	0.792%	12,919,018	752,833
Series 2022-92 Class EI
02/16/2064	0.809%	11,209,863	676,604
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month Term SOFR + 0.464% Floor 0.350%, Cap 10.550% 03/20/2063	5.605%	98,992	98,335
Total Commercial Mortgage-Backed Securities - Agency (Cost $121,777,710)			91,133,660

Commercial Mortgage-Backed Securities - Non-Agency 6.1%

Arbor Multifamily Mortgage Securities Trust(a)
Series 2021-MF2 Class A4
06/15/2054	2.252%	18,000,000	14,360,902
Arbor Realty Commercial Real Estate Notes Ltd.(a),(b)
Series 2021-FL3 Class A
1-month Term SOFR + 1.184% Floor 1.070% 08/15/2034	6.495%	5,200,000	5,120,403
Series 2021-FL4 Class A
1-month Term SOFR + 1.464% Floor 1.464% 11/15/2036	6.775%	5,000,000	4,955,452
Series 2021-FL4 Class D
1-month Term SOFR + 3.014% Floor 2.900% 11/15/2036	8.325%	3,250,000	3,094,106
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-FL1 Class A
30-day Average SOFR + 1.450% Floor 1.450% 01/15/2037	6.639%	5,100,000	5,054,545
AREIT LLC(a),(b)
Series 2023-CRE8 Class A
1-month Term SOFR + 2.112% Floor 2.112% 02/17/2028	7.212%	3,000,000	2,990,001
AREIT Trust(a),(b)
Series 2022-CRE6 Class A
30-day Average SOFR + 1.250% Floor 1.250% 01/16/2037	6.472%	1,304,581	1,286,232
BAMLL Commercial Mortgage Securities Trust(a)
Series 2019-BPR Class AM
11/05/2032	3.287%	6,325,000	5,836,910
Banc of America Merrill Lynch Commercial Mortgage, Inc.(c),(d)
Series 2019-BN18 Class XA
05/15/2062	1.033%	59,350,605	2,326,627
BANK(c),(d)
Series 2017-BNK8 Class XA
11/15/2050	0.848%	26,690,234	637,315
BANK(c)
Series 2021-BN37 Class A5
11/15/2064	2.618%	5,605,000	4,544,278
Series 2022-BNK40 Class A4
03/15/2064	3.507%	2,945,000	2,535,584
BANK(a)
Subordinated Series 2017-BNK6 Class D
07/15/2060	3.100%	2,380,000	1,618,624
BBCMS Mortgage Trust(a)
Series 2016-ETC Class A
08/14/2036	2.937%	13,500,000	11,991,432
Subordinated Series 2016-ETC Class B
08/14/2036	3.189%	900,000	765,490
Subordinated Series 2016-ETC Class C
08/14/2036	3.391%	770,000	617,463
BBCMS Mortgage Trust(c),(d)
Series 2018-C2 Class XA
12/15/2051	0.919%	60,593,594	1,866,349
BBCMS Mortgage Trust(a),(b)
Series 2020-BID Class A
1-month Term SOFR + 2.254% Floor 2.140% 10/15/2037	7.565%	3,850,000	3,666,060
BBCMS Mortgage Trust
Series 2021-C12 Class A5
11/15/2054	2.689%	5,580,000	4,565,728

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Mortgage Trust(c)
Series 2023-C20 Class A5
07/15/2056	5.576%	2,100,000	2,125,837
BBCMS Mortgage Trust(a),(c)
Subordinated Series 2016-ETC Class D
08/14/2036	3.729%	2,790,000	2,134,177
BB-UBS Trust(a)
Series 2012-TFT Class A
06/05/2030	2.892%	2,228,986	1,966,782
BDS Ltd.(a),(b)
Series 2021-FL8 Class B
1-month Term SOFR + 1.464% Floor 1.350% 01/18/2036	6.776%	1,000,000	985,155
Benchmark Mortgage Trust(c),(d)
03/15/2053	1.537%	25,286,740	1,350,330
Series 2019-B10 Class XA
03/15/2062	1.356%	28,296,676	1,350,479
Series 2020-B20 Class XA
10/15/2053	1.727%	14,449,810	1,006,555
Benchmark Mortgage Trust
Series 2021-B26 Class A4
06/15/2054	2.295%	10,600,000	8,567,008
Series 2021-B31 Class A5
12/15/2054	2.669%	4,440,000	3,625,063
Benchmark Mortgage Trust(c)
Series 2023-V2 Class A3
05/15/2055	5.812%	17,305,000	17,303,499
BIG Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-BIG Class C
1-month Term SOFR + 2.340% Floor 2.340% 02/15/2039	7.651%	420,000	401,407
BMD2 Re-Remic Trust(a),(e)
Series 2019-FRR1 Class 3AB
05/25/2052	0.000%	2,821,000	1,868,759
Subordinated Series 2019-FRR1 Class 2C
05/25/2052	0.000%	14,258,000	12,139,465
BOCA Commercial Mortgage Trust(a),(b)
Series 2022-BOCA Class A
1-month Term SOFR + 1.770% Floor 1.770% 05/15/2039	7.080%	1,000,000	993,030
BPR Trust(a),(b)
Series 2021-NRD Class A
1-month USD LIBOR + 1.525% Floor 1.525% 12/15/2023	6.836%	3,045,000	2,941,535
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-OANA Class A
1-month Term SOFR + 1.898% Floor 1.898% 04/15/2037	7.209%	2,300,000	2,258,444
BX Commercial Mortgage Trust(a),(b)
Series 2020-VKNG Class A
1-month Term SOFR + 1.044% Floor 1.045% 10/15/2037	6.355%	5,757,641	5,697,904
Series 2021-VOLT Class G
1-month Term SOFR + 2.964% Floor 2.850% 09/15/2036	8.275%	3,000,000	2,761,080
Series 2022-CSMO Class A
1-month Term SOFR + 2.115% Floor 2.115% 06/15/2027	7.425%	5,918,000	5,921,701
Series 2023-VLT2 Class A
1-month Term SOFR + 2.281% Floor 2.281% 06/15/2040	7.592%	5,500,000	5,498,339
Subordinated Series 2019-XL Class E
1-month Term SOFR + 1.914% Floor 1.800% 10/15/2036	7.225%	1,700,000	1,682,798
Subordinated Series 2021-21M Class E
1-month Term SOFR + 2.285% Floor 2.171% 10/15/2036	7.596%	2,048,782	1,946,600
Subordinated Series 2021-IRON Class E
1-month Term SOFR + 2.464% Floor 2.350% 02/15/2038	7.775%	3,000,000	2,795,259
Subordinated Series 2021-MFM1 Class D
1-month Term SOFR + 1.614% Floor 1.500% 01/15/2034	6.925%	452,123	440,902
Subordinated Series 2021-SOAR Class F
1-month Term SOFR + 2.464% Floor 2.350% 06/15/2038	7.775%	16,548,817	15,928,848
Subordinated Series 2022-CSMO Class B
1-month Term SOFR + 3.141% Floor 3.141% 06/15/2027	8.451%	3,490,000	3,482,372
BX Commercial Mortgage Trust(a),(c)
Subordinated Series 2020-VIV3 Class B
03/09/2044	3.662%	5,780,000	4,906,343
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,115,000	957,628

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	25

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Trust(a),(b)
Series 2021-ARIA Class A
1-month Term SOFR + 1.014% 10/15/2036	6.324%	5,618,000	5,473,476
Series 2021-LGCY Class D
1-month Term SOFR + 0.114% Floor 1.302% 10/15/2036	6.727%	590,000	567,605
Series 2023-DELC Class A
1-month Term SOFR + 2.690% Floor 2.690% 05/15/2038	8.001%	2,000,000	2,000,624
Subordinated Series 2022-LBA6 Class D
1-month Term SOFR + 2.000% Floor 2.000% 01/15/2039	7.311%	750,000	725,540
Subordinated Series 2022-VAMF Class E
1-month USD LIBOR + 2.700% Floor 2.700% 01/15/2039	8.011%	5,000,000	4,765,773
BXHPP Trust(a),(b)
Series 2021-FILM Class A
1-month Term SOFR + 0.764% Floor 0.650% 08/15/2036	6.075%	7,000,000	6,587,912
CAMB Commercial Mortgage Trust(a)
Series 2021-CX2 Class A
11/10/2046	2.700%	7,200,000	5,707,562
Cantor Commercial Real Estate Lending(c),(d)
Series 2019-CF2 Class XA
11/15/2052	1.324%	43,639,133	2,129,206
Cantor Commercial Real Estate Lending
Series 2019-CF3 Class A3
01/15/2053	2.752%	16,100,000	13,637,217
CD Mortgage Trust
Series 2016-CD1 Class A3
08/10/2049	2.459%	14,750,906	13,492,617
Series 2017-CD6 Class A4
11/13/2050	3.190%	20,000,000	18,225,548
CD Mortgage Trust(c),(d)
Series 2019-CD8 Class XA
08/15/2057	1.542%	46,595,060	2,824,788
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	5,900,000	5,496,160
CFCRE Commercial Mortgage Trust(c),(d)
Series 2016-C4 Class XA
05/10/2058	1.765%	53,200,492	1,641,389
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Commercial Mortgage Trust
Series 2015-GC35 Class A3
11/10/2048	3.549%	10,000,000	9,361,315
Series 2019-C7 Class A4
12/15/2072	3.102%	3,985,000	3,445,485
Series 2019-GC43 Class A3
11/10/2052	2.782%	10,000,000	8,421,368
Citigroup Commercial Mortgage Trust(a),(b)
Series 2021-PRM2 Class F
1-month Term SOFR + 3.864% Floor 3.750% 10/15/2036	9.175%	1,500,000	1,419,614
Citigroup Commercial Mortgage Trust(a),(c)
Subordinated Series 2016-C2 Class E
08/10/2049	4.539%	2,420,000	1,523,618
Subordinated Series 2023-SMRT Class C
06/10/2028	6.048%	1,000,000	957,498
CityLine Commercial Mortgage Trust(a),(c)
Subordinated Series 2016-CLNE Class B
11/10/2031	2.871%	3,600,000	3,255,798
Subordinated Series 2016-CLNE Class C
11/10/2031	2.871%	1,350,000	1,193,941
COMM Mortgage Trust(a),(c)
Subordinated Series 2013-CR10 Class E
08/10/2046	4.824%	969,901	826,834
Subordinated Series 2020-CBM Class F
02/10/2037	3.754%	2,513,000	2,232,402
Commercial Mortgage Pass-Through Certificates(a)
Series 2012-LTRT Class A2
10/05/2030	3.400%	3,343,672	2,787,954
Commercial Mortgage Pass-Through Certificates(c)
Subordinated Series 2019-BN24 Class C
11/15/2062	3.635%	1,000,000	700,862
Commercial Mortgage Trust
Series 2013-CR13 Class A3
11/12/2046	3.928%	298,754	298,205
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,165,000	1,154,149
Series 2014-UBS4 Class A5
08/10/2047	3.694%	5,000,000	4,848,239
Series 2014-UBS6 Class A4
12/10/2047	3.378%	2,932,863	2,847,182
Series 2015-DC1 Class A5
02/10/2048	3.350%	790,000	755,827
Series 2015-LC19 Class A4
02/10/2048	3.183%	835,000	801,680
Series 2015-PC1 Class A5
07/10/2050	3.902%	2,755,000	2,648,564

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-COR1 Class A3
10/10/2049	2.826%	8,410,989	7,799,536
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	14,800,000	12,881,229
CSAIL Commercial Mortgage Trust
Series 2019-C18 Class A4
12/15/2052	2.968%	3,345,000	2,857,241
CSAIL Commercial Mortgage Trust(a)
Subordinated Series 2020-C19 Class E
03/15/2053	2.500%	800,000	283,836
CSWF Trust(a),(b)
Subordinated Series 2021-SOP2 Class E
1-month Term SOFR + 3.581% Floor 3.367% 06/15/2034	8.892%	16,000,000	12,591,758
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class E
1-month Term SOFR + 2.064% Floor 1.700% 05/15/2035	7.375%	2,741,288	2,682,316
Series 2018-BIOD Class F
1-month Term SOFR + 2.364% Floor 2.000% 05/15/2035	7.675%	10,782,400	10,426,047
DBJPM Mortgage Trust(c),(d)
Series 2020-C9 Class XA
09/15/2053	1.824%	46,210,420	2,783,725
DBUBS Mortgage Trust(a)
Series 2017-BRBK Class A
10/10/2034	3.452%	2,800,000	2,564,409
DBWF Mortgage Trust(a),(c)
Series 2016-85T Class D
12/10/2036	3.935%	2,000,000	1,390,749
Series 2016-85T Class E
12/10/2036	3.935%	2,000,000	1,194,338
DC Commercial Mortgage Trust(a)
Series 2023-DC Class A
09/10/2040	6.314%	7,175,000	7,259,433
Extended Stay America Trust(a),(b)
Series 2021-ESH Class A
1-month Term SOFR + 1.194% Floor 1.080% 07/15/2038	6.505%	1,908,617	1,890,224
Series 2021-ESH Class E
1-month Term SOFR + 2.964% Floor 2.850% 07/15/2038	8.275%	2,862,926	2,812,870
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstKey Homes Trust(a)
Series 2020-SFR1 Class A
08/17/2037	1.339%	6,152,886	5,628,878
Subordinated Series 2020-SFR2 Class E
10/19/2037	2.668%	3,432,000	3,136,927
GAM Investments(a)
Subordinated Series 2021-F Class A
09/27/2051	0.000%	2,186,000	1,874,217
Subordinated Series 2021-F Class C
09/27/2051	1.079%	1,778,000	1,505,939
Subordinated Series 2021-F Class D
09/27/2051	0.000%	1,777,000	1,433,268
Subordinated Series 2021-F Class E
09/27/2051	0.000%	1,798,000	1,561,409
Subordinated Series 2021-F Class G
09/27/2051	0.000%	1,797,000	1,549,079
Subordinated Series 2021-F Class H
09/27/2051	0.000%	1,510,000	909,953
GAM Investments(a),(c)
Subordinated Series 2021-F Class F
09/27/2051	2.420%	2,364,000	1,727,386
GAM Re-REMIC Trust(a),(f)
Series 2021-FRR1 Class 1B
07/28/2027	0.000%	2,690,000	1,895,893
Series 2021-FRR1 Class 2B
12/29/2027	0.000%	4,900,000	3,332,722
GAM Resecuritization Trust(a),(c)
Series 2022-FRR3 Class BK71
01/29/2052	2.020%	3,736,000	2,848,438
Series 2022-FRR3 Class CK71
01/29/2052	1.400%	1,245,000	870,782
GAM Resecuritization Trust(a),(f)
Series 2022-FRR3 Class D728
01/29/2052	0.000%	1,446,000	1,274,828
Subordinated Series 2022-FRR3 Class BK89
01/29/2052	0.000%	2,169,000	1,333,197
GAM Resecuritization Trust(a),(e)
Subordinated Series 2022-FRR3 Class BK61
11/27/2049	0.000%	2,543,000	1,867,281
Subordinated Series 2022-FRR3 Class C728
08/27/2050	0.000%	1,446,000	1,297,205
Subordinated Series 2022-FRR3 Class CK47
05/27/2048	0.000%	1,474,000	1,244,991
Subordinated Series 2022-FRR3 Class CK61
11/27/2049	0.000%	1,784,000	1,241,397
Subordinated Series 2022-FRR3 Class DK41
10/27/2047	0.000%	1,165,000	1,040,555

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	27

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2022-FRR3 Class DK47
05/27/2048	0.000%	1,473,000	1,223,745
Great Wolf Trust(a),(b)
Subordinated Series 2019-WOLF Class D
1-month Term SOFR + 2.047% Floor 1.933% 12/15/2036	7.151%	5,335,000	5,274,252
Greystone Commercial Capital Trust(a),(b)
Series 2021-3 Class A
1-month Term SOFR + 2.344% Floor 2.230% 08/01/2024	7.658%	8,500,000	8,401,676
Greystone CRE Notes Ltd.(a),(b)
Series 2019-FL2 Class A
1-month Term SOFR + 1.364% Floor 1.180% 09/15/2037	6.675%	5,920,953	5,895,596
GS Mortgage Securities Corp II(a),(c)
Series 2017-375H Class A
09/10/2037	3.591%	5,000,000	4,429,770
GS Mortgage Securities Corp. II(a)
Series 2012-BWTR Class A
11/05/2034	2.954%	3,857,000	2,802,565
GS Mortgage Securities Corp. Trust(a),(b)
Series 2021-ARDN Class A
1-month Term SOFR + 1.364% Floor 1.250% 11/15/2036	6.675%	2,000,000	1,943,475
GS Mortgage Securities Trust(a),(c)
Series 2013-PEMB Class A
03/05/2033	3.668%	1,625,000	1,423,163
GS Mortgage Securities Trust
Series 2016-GS2 Class A3
05/10/2049	2.791%	4,386,124	4,071,030
Series 2017-GS7 Class A3
08/10/2050	3.167%	10,000,000	9,163,269
Series 2017-GS8 Class A3
11/10/2050	3.205%	20,000,000	18,137,686
Series 2020-GC45 Class A5
02/13/2053	2.911%	1,810,000	1,556,698
HGI CRE CLO Ltd.(a),(b)
Series 2022-FL3 Class A
30-day Average SOFR + 1.700% Floor 1.700% 04/20/2037	6.913%	1,000,000	991,086
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,160,000	1,863,974
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hudsons Bay Simon JV Trust(a)
Series 2015-HB10 Class A10
08/05/2034	4.155%	1,820,000	1,556,214
Series 2015-HB7 Class A7
08/05/2034	3.914%	2,520,000	2,203,473
IMT Trust(a)
Series 2017-APTS Class AFX
06/15/2034	3.478%	5,410,000	5,283,009
INTOWN Mortgage Trust(a),(b)
Subordinated Series 2022-STAY Class D
1-month Term SOFR + 4.134% Floor 4.134% 08/15/2037	9.444%	2,500,000	2,493,728
JPMBB Commercial Mortgage Securities Trust
Series 2014-C26 Class A3
01/15/2048	3.231%	259,329	252,845
Series 2015-C30 Class A5
07/15/2048	3.822%	4,200,000	3,965,101
JPMBB Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2013-C17 Class F
01/15/2047	3.867%	1,080,000	654,397
Subordinated Series 2014-C19 Class D
04/15/2047	4.782%	874,000	797,280
JPMCC_17-JP6
Series 20 17-JP6 Class A5
07/15/2050	3.490%	4,872,000	4,395,690
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4 Class A2
12/15/2049	2.882%	7,133,334	6,519,024
Series 2019-COR6 Class A3
11/13/2052	2.795%	7,500,000	6,422,617
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2018-WPT Class AFX
07/05/2033	4.248%	13,000,000	11,754,346
Series 2019-OSB Class A
06/05/2039	3.397%	2,110,000	1,815,552
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2021-HTL5 Class A
1-month Term SOFR + 1.229% Floor 1.115% 11/15/2038	6.540%	7,080,000	6,956,215
Series 2022-ACB Class E
30-day Average SOFR + 3.350% Floor 3.350% 03/15/2039	8.539%	6,450,000	6,180,375
Subordinated Series 2021-NYAH Class E
1-month USD LIBOR + 1.840% Floor 1.840% 06/15/2038	7.266%	600,000	518,658

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-NYAH Class H
1-month USD LIBOR + 3.390% Floor 3.390% 06/15/2038	8.727%	3,500,000	2,892,902
Ladder Capital Commercial Mortgage(a)
Series 2017-LC26 Class A4
07/12/2050	3.551%	4,500,000	4,139,903
LAQ Mortgage Trust(a),(b)
Series 2023-LAQ Class A
1-month Term SOFR + 2.091% Floor 2.091% 03/15/2036	7.402%	2,696,019	2,684,224
Life Mortgage Trust(a),(b)
Series 2022-BMR2 Class A1
1-month Term SOFR + 1.295% Floor 1.295% 05/15/2039	6.606%	5,000,000	4,912,531
Subordinated Series 2021-BMR Class F
1-month Term SOFR + 2.464% Floor 2.350% 03/15/2038	7.775%	1,867,643	1,778,507
LSTAR Commercial Mortgage Trust(a)
Series 2017-5 Class A4
03/10/2050	3.390%	800,000	773,154
LSTAR Commercial Mortgage Trust(a),(c)
Subordinated Series 2016-4 Class F
03/10/2049	4.760%	8,000,000	5,444,994
Med Trust(a),(b)
Series 2021-MDLN Class A
1-month Term SOFR + 1.064% Floor 0.950% 11/15/2038	6.375%	5,254,781	5,122,913
MHP MHIL(a),(b)
Subordinated Series 2022 Class E
30-day Average SOFR + 2.611% Floor 2.611% 01/15/2027	7.921%	2,914,976	2,769,320
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	1,575,000	1,112,091
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	447,065	445,811
Series 2015-C21 Class A3
03/15/2048	3.077%	441,584	429,350
Series 2016-C29 Class ASB
05/15/2049	3.140%	519,267	499,365
Morgan Stanley Capital I Trust
Series 2016-UB11 Class A3
08/15/2049	2.531%	8,300,158	7,500,357
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(c),(d)
Series 2021-L5 Class XA
05/15/2054	1.416%	13,548,955	860,794
PFP Ltd.(a),(b)
Series 2023-10 Class A
1-month Term SOFR + 2.365% Floor 2.365% 09/16/2038	7.814%	3,200,000	3,201,892
Progress Residential Trust(a)
Subordinated Series 2021-SFR1 Class G
04/17/2038	3.861%	3,830,000	3,395,562
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.961%	1,180,000	1,147,349
RFM Re-REMIC Trust(a),(f)
Series 2022-FRR1 Class AB55
03/28/2049	0.000%	1,150,000	917,554
Series 2022-FRR1 Class CK55
03/28/2049	0.000%	360,000	274,764
Series 2022-FRR1 Class CK60
11/08/2049	0.000%	450,000	325,015
RFM Re-REMIC Trust(a),(c)
Series 2022-FRR1 Class AB60
11/08/2049	2.470%	970,000	795,415
Series 2022-FRR1 Class AB64
03/01/2050	2.314%	1,460,000	1,179,216
SCOTT Trust(a)
Series 2023-SFS Class A
03/15/2040	5.910%	3,340,000	3,279,232
SG Commercial Mortgage Securities Trust
Series 2016-C5 Class A4
10/10/2048	3.055%	5,120,000	4,667,415
SPGN TFLM Mortgage Trust(a),(b)
Series 2022 Class A
1-month Term SOFR + 1.550% Floor 1.550% 02/15/2039	6.861%	5,670,000	5,378,703
SREIT Trust(a),(b)
Subordinated Series 2021-PALM Class E
1-month Term SOFR + 2.024% Floor 1.910% 10/15/2034	7.247%	6,275,000	5,897,087
Starwood Retail Property Trust(a),(b)
Series 2014-STAR Class A
Prime Rate + -0.882% Floor 1.220% 11/15/2027	7.618%	2,248,546	1,607,710

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	29

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
StorageMart Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-MINI Class C
1-month Term SOFR + 1.550% Floor 1.550% 01/15/2039	6.861%	1,350,000	1,295,811
UBS Commercial Mortgage Trust
Series 2018-C10 Class A3
05/15/2051	4.048%	5,500,000	5,123,665
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20 Class A4
04/15/2050	2.925%	1,965,000	1,887,029
Series 2015-SG1 Class A4
09/15/2048	3.789%	9,036,083	8,632,991
Series 2017-C39 Class A4
09/15/2050	3.157%	10,065,000	9,211,740
Series 2018-C45 Class A3
06/15/2051	3.920%	17,326,158	15,948,972
Series 2021-C61 Class A4
11/15/2054	2.658%	7,990,000	6,536,868
Wells Fargo Commercial Mortgage Trust(c),(d)
Series 2021-C59 Class XA
04/15/2054	1.658%	20,434,250	1,618,339
Series 2021-C60 Class XA
08/15/2054	1.654%	4,082,454	320,554
Wells Fargo Commercial Mortgage Trust(c)
Series 2022-C62 Class A4
04/15/2055	4.000%	5,330,000	4,778,938
WFRBS Commercial Mortgage Trust(a)
Subordinated Series 2014-C21 Class D
08/15/2047	3.497%	700,000	530,578
WF-RBS Commercial Mortgage Trust
Series 2014-C24 Class A3
11/15/2047	3.428%	509,995	494,955
WF-RBS Commercial Mortgage Trust(a),(c)
Subordinated Series 2013-C14 Class D
06/15/2046	3.958%	940,000	497,280
WSTN Trust(a),(c)
Series 2023-MAUI Class A
07/05/2037	6.518%	2,500,000	2,486,953
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $757,624,819)			692,363,120
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Intelsat Jackson Holdings SA(g),(h),(i)	2,500,000	2
Intelsat Jackson Holdings SA(g),(h),(i)	832,000	1
Intelsat Jackson Holdings SA(g),(h),(i)	6,033,000	6
Intelsat Jackson Series A, CVR(g),(h),(i)	9,311	0
Intelsat Jackson Series B, CVR(g),(h),(i)	9,311	0
Total		9
Total Communication Services		9
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Prairie Provident Resources, Inc.(h),(i)	1,728	143
Total Energy		143
Financials 0.0%
Financial Services 0.0%
Intelsat Emergence SA(h)	88,937	2,005,529
Total Financials		2,005,529
Total Common Stocks (Cost $3,030,179)		2,005,681

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.0%
HSBC Holdings PLC(j),(k)
	4.600%	1,292,000	1,000,680
Lloyds Banking Group PLC(j),(k)
	8.000%	3,207,000	2,910,150
Total			3,910,830
Midstream 0.0%
Enbridge, Inc.(k)
01/15/2083	7.375%	1,056,000	1,036,791
Wireless 0.0%
Digicel Group 0.5 Ltd.(a),(l)
Subordinated
12/30/2049	7.000%	18,727	1,779
Total Convertible Bonds (Cost $5,253,803)			4,949,400

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes 29.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
BAE Systems PLC(a)
04/15/2030	3.400%	690,000	615,560
Boeing Co. (The)
02/04/2024	1.433%	5,100,000	5,001,554
05/01/2025	4.875%	761,000	750,336
02/01/2028	3.250%	794,000	727,700
05/01/2030	5.150%	1,160,000	1,140,947
02/01/2031	3.625%	4,203,000	3,752,398
02/01/2035	3.250%	1,240,000	995,242
11/01/2048	3.850%	245,000	178,412
05/01/2050	5.805%	1,085,000	1,055,999
08/01/2059	3.950%	3,500,000	2,495,590
05/01/2060	5.930%	1,047,000	1,011,428
Bombardier, Inc.(a)
03/15/2025	7.500%	1,225,000	1,226,736
04/15/2027	7.875%	6,175,000	6,158,737
02/01/2029	7.500%	1,200,000	1,177,170
Embraer Netherlands Finance BV(a)
07/28/2030	7.000%	1,225,000	1,239,686
HEICO Corp.
08/01/2028	5.250%	1,749,000	1,734,533
Lockheed Martin Corp.
02/15/2034	4.750%	490,000	483,430
02/15/2055	5.200%	1,009,000	1,003,933
11/15/2063	5.900%	493,000	540,843
Northrop Grumman Corp.
03/15/2053	4.950%	74,000	69,335
Raytheon Technologies Corp.
02/27/2033	5.150%	680,000	671,558
Textron, Inc.
03/01/2024	4.300%	665,000	659,396
03/01/2025	3.875%	289,000	281,404
United Technologies Corp.
11/16/2038	4.450%	1,043,000	923,857
06/01/2042	4.500%	2,249,000	1,962,182
Total			35,857,966
Airlines 0.3%
American Airlines Pass-Through Trust
Series 2015-2 Class AA
09/22/2027	3.600%	102,265	95,198
Series 2016-1 Class AA
07/15/2029	3.575%	522,843	484,369
Series 2016-2 Class AA
06/15/2028	3.200%	528,326	478,214
Series 2017-2 Class AA
10/15/2029	3.350%	1,822,013	1,635,572
Series 2019-1 Class AA
08/15/2033	3.150%	375,096	325,868
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%	5,539,173	4,885,142
06/10/2028	2.500%	872,521	764,811
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%	7,285,382	6,992,293
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	720,053	718,508
Southwest Airlines Co.
06/15/2027	5.125%	1,665,000	1,644,156
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	747,042	744,756
06/03/2025	4.625%	1,922,154	1,842,924
United Airlines Pass-Through Trust
Series 2016-2 Class A
04/07/2030	3.100%	242,567	210,186
Series 2023-1 Class A
01/15/2036	5.800%	6,000,000	5,981,905
United Airlines, Inc.(a)
04/15/2029	4.625%	840,000	747,924
United Airlines, Inc. Pass-Through Trust
10/15/2027	5.875%	1,503,599	1,497,130
Total			29,048,956
Apartment REIT 0.1%
American Homes 4 Rent LP
07/15/2031	2.375%	393,000	310,972
04/15/2032	3.625%	907,000	776,067
07/15/2051	3.375%	1,735,000	1,113,303
04/15/2052	4.300%	1,360,000	1,048,446
Invitation Homes Operating Partnership LP
11/15/2028	2.300%	1,377,000	1,170,687
08/15/2030	5.450%	726,000	711,053
08/15/2031	2.000%	1,630,000	1,247,068
08/15/2033	5.500%	370,000	358,358
01/15/2034	2.700%	1,390,000	1,058,322
Total			7,794,276
Automotive 0.9%
Adient Global Holdings Ltd.(a)
08/15/2026	4.875%	2,700,000	2,598,817
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	782,000	761,453
04/01/2027	6.500%	875,000	830,036
American Honda Finance Corp.
01/12/2028	4.700%	1,414,000	1,395,887
07/07/2028	5.125%	6,616,000	6,622,147
04/17/2030	4.600%	1,360,000	1,322,659
Aptiv PLC
12/01/2051	3.100%	1,905,000	1,159,724

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	31

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BMW US Capital LLC(a)
08/11/2033	5.150%	7,391,000	7,322,206
BorgWarner, Inc.(a)
10/01/2025	5.000%	126,000	123,890
Daimler Truck Finance North America LLC(a)
09/20/2028	5.400%	2,315,000	2,307,367
Dana, Inc.
06/15/2028	5.625%	800,000	752,747
Denso Corp.(a)
09/16/2026	1.239%	4,070,000	3,599,056
Ford Motor Co.
08/19/2032	6.100%	1,335,000	1,273,497
01/15/2043	4.750%	2,600,000	1,944,247
Ford Motor Credit Co. LLC
01/09/2024	3.810%	2,585,000	2,559,693
03/06/2026	6.950%	1,425,000	1,428,194
05/12/2028	6.800%	450,000	449,693
05/03/2029	5.113%	1,405,000	1,292,107
General Motors Co.
10/01/2025	6.125%	529,000	531,531
04/01/2035	5.000%	5,365,000	4,791,780
04/01/2038	5.150%	1,550,000	1,350,647
10/02/2043	6.250%	723,000	679,634
04/01/2045	5.200%	1,500,000	1,231,839
General Motors Financial Co., Inc.
07/13/2025	4.300%	1,060,000	1,029,560
10/10/2025	6.050%	6,770,000	6,778,956
03/01/2026	5.250%	2,260,000	2,226,582
06/23/2028	5.800%	1,850,000	1,834,493
04/06/2030	5.850%	708,000	692,141
06/21/2030	3.600%	1,710,000	1,468,570
Harley-Davidson Financial Services, Inc.(a)
06/08/2025	3.350%	1,155,000	1,097,280
03/10/2028	6.500%	6,355,000	6,377,241
Hyundai Capital America(a)
06/26/2025	5.800%	5,620,000	5,623,302
06/26/2028	5.680%	1,106,000	1,099,619
09/15/2028	2.100%	1,460,000	1,227,865
06/26/2030	5.700%	2,780,000	2,737,176
Hyundai Capital Services, Inc.(a)
04/24/2025	2.125%	3,320,000	3,127,163
Kia Corp.(a)
04/16/2024	1.000%	1,405,000	1,363,678
LKQ Corp.(a)
06/15/2028	5.750%	3,405,000	3,378,046
Mercedes-Benz Finance North America LLC(a)
08/03/2028	5.100%	3,505,000	3,493,425
PACCAR Financial Corp.
08/10/2028	4.950%	2,890,000	2,902,727
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toyota Motor Credit Corp.
01/13/2027	1.900%	400,000	361,832
09/20/2027	4.550%	1,642,000	1,616,936
05/17/2030	4.550%	7,560,000	7,363,319
Volkswagen Group of America Finance LLC(a)
05/13/2025	3.350%	1,685,000	1,621,736
ZF North America Capital, Inc.(a)
04/14/2030	7.125%	1,350,000	1,366,255
Total			105,116,753
Banking 9.0%
ABN AMRO Bank NV(a),(k)
Subordinated
03/13/2037	3.324%	1,441,000	1,112,085
AIB Group PLC(a),(k)
10/14/2026	7.583%	4,320,000	4,427,754
Ally Financial, Inc.
11/15/2027	7.100%	4,885,000	4,949,937
Ally Financial, Inc.(k)
06/13/2029	6.992%	195,000	194,670
American Express Co.(k)
05/01/2026	4.990%	525,000	517,569
07/27/2029	5.282%	10,190,000	10,078,549
05/01/2034	5.043%	3,415,000	3,281,524
American Express Co.
03/04/2027	2.550%	2,865,000	2,605,099
ANZ New Zealand International Ltd.(a)
02/18/2025	2.166%	3,390,000	3,220,543
08/14/2028	5.355%	4,940,000	4,923,871
ASB Bank Ltd.(a),(k)
Subordinated
06/17/2032	5.284%	3,715,000	3,578,346
Banco Santander SA
05/28/2025	2.746%	3,000,000	2,839,398
Subordinated
08/08/2033	6.921%	4,000,000	4,001,524
Banco Santander SA(k)
Subordinated
11/22/2032	3.225%	1,000,000	783,985
Bank of America Corp.(j),(k)
	4.375%	3,901,000	3,339,817
Bank of America Corp.(k)
03/11/2027	1.658%	1,775,000	1,603,279
07/22/2027	1.734%	13,410,000	12,000,358
04/27/2028	4.376%	1,208,000	1,158,431
03/05/2029	3.970%	2,159,000	2,014,253
06/14/2029	2.087%	11,335,000	9,663,931
02/07/2030	3.974%	3,850,000	3,543,463
07/23/2030	3.194%	33,500,000	29,413,015
02/13/2031	2.496%	8,712,000	7,240,261

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/23/2031	1.898%	425,000	335,038
03/11/2032	2.651%	5,426,000	4,448,147
04/22/2032	2.687%	2,464,000	2,013,900
07/21/2032	2.299%	785,000	618,995
10/20/2032	2.572%	9,960,000	7,981,982
02/04/2033	2.972%	1,928,000	1,586,296
04/27/2033	4.571%	1,143,000	1,058,439
04/25/2034	5.288%	11,046,000	10,781,019
06/19/2041	2.676%	3,113,000	2,143,610
Subordinated
09/21/2036	2.482%	1,671,000	1,270,208
03/08/2037	3.846%	1,279,000	1,083,018
Bank of America Corp.
Subordinated
01/22/2025	4.000%	795,000	775,190
04/21/2025	3.950%	2,500,000	2,421,549
03/03/2026	4.450%	2,000,000	1,944,410
Bank of America NA
08/18/2026	5.526%	5,575,000	5,603,672
Bank of Ireland Group PLC(a)
11/25/2023	4.500%	3,780,000	3,760,782
Bank of Ireland Group PLC(a),(k)
09/16/2026	6.253%	3,560,000	3,556,974
Bank of New York Mellon Corp. (The)(k)
04/26/2027	4.947%	5,615,000	5,525,572
Bank of New Zealand(a)
02/21/2025	2.000%	3,915,000	3,703,337
01/27/2027	2.285%	2,140,000	1,935,395
Bank of Nova Scotia (The)(k)
Subordinated
05/04/2037	4.588%	3,588,000	3,092,693
Banque Federative du Credit Mutuel SA(a)
01/26/2026	4.935%	2,208,000	2,161,358
07/13/2028	5.790%	2,215,000	2,222,536
Barclays PLC
03/16/2025	3.650%	270,000	260,519
Subordinated
05/09/2028	4.836%	995,000	921,346
Barclays PLC(k)
05/07/2025	3.932%	4,045,000	3,985,303
06/24/2031	2.645%	3,175,000	2,528,027
03/10/2032	2.667%	12,020,000	9,401,902
BNP Paribas SA(a),(k)
06/09/2026	2.219%	1,570,000	1,463,189
01/13/2027	1.323%	580,000	521,778
09/30/2028	1.904%	3,535,000	3,029,706
06/12/2029	5.335%	7,450,000	7,338,921
04/19/2032	2.871%	3,775,000	3,068,712
01/20/2033	3.132%	7,920,000	6,453,854
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BPCE SA(a)
01/11/2028	3.250%	460,000	417,162
Subordinated
10/22/2023	5.700%	545,000	543,929
07/11/2024	4.625%	4,200,000	4,127,690
07/21/2024	5.150%	3,363,000	3,315,765
Canadian Imperial Bank of Commerce
04/28/2028	5.001%	4,280,000	4,192,195
Capital One Financial Corp.(k)
12/06/2024	1.343%	8,945,000	8,807,543
11/02/2027	1.878%	883,000	774,160
06/08/2029	6.312%	7,675,000	7,670,878
03/01/2030	3.273%	2,685,000	2,303,714
06/08/2034	6.377%	1,100,000	1,086,480
Citigroup, Inc.(j),(k)
	4.700%	10,225,000	9,199,752
	5.000%	1,100,000	1,052,556
Citigroup, Inc.(k)
04/08/2026	3.106%	4,210,000	4,029,028
06/09/2027	1.462%	3,220,000	2,867,260
02/24/2028	3.070%	1,445,000	1,326,911
11/05/2030	2.976%	14,780,000	12,707,787
01/29/2031	2.666%	5,550,000	4,646,279
06/03/2031	2.572%	5,105,000	4,216,040
05/01/2032	2.561%	8,810,000	7,087,166
01/25/2033	3.057%	9,150,000	7,536,890
Subordinated
05/25/2034	6.174%	4,690,000	4,679,491
Citigroup, Inc.
05/01/2026	3.400%	1,300,000	1,230,215
Subordinated
06/10/2025	4.400%	4,250,000	4,144,100
05/18/2046	4.750%	395,000	330,351
Citizens Bank NA(k)
08/09/2028	4.575%	829,000	772,648
Citizens Financial Group, Inc.
02/06/2030	2.500%	1,496,000	1,201,609
Citizens Financial Group, Inc.(k)
Subordinated
05/21/2037	5.641%	6,608,000	5,830,776
Comerica Bank
07/23/2024	2.500%	2,375,000	2,276,417
Commonwealth Bank of Australia(a)
Subordinated
09/12/2039	3.743%	435,000	323,063
Cooperatieve Rabobank UA(a),(k)
06/24/2026	1.339%	970,000	893,759
02/24/2027	1.106%	2,500,000	2,227,790
02/28/2029	5.564%	2,240,000	2,213,798

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	33

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse AG
02/21/2025	3.700%	855,000	824,768
08/07/2026	1.250%	289,000	253,681
07/09/2027	5.000%	2,861,000	2,787,490
Credit Suisse Group AG(a),(k)
09/11/2025	2.593%	430,000	414,600
06/05/2026	2.193%	3,297,000	3,068,554
07/15/2026	6.373%	2,485,000	2,495,436
02/02/2027	1.305%	4,520,000	4,022,579
05/14/2032	3.091%	6,040,000	4,972,138
08/12/2033	6.537%	19,300,000	20,053,447
11/15/2033	9.016%	9,258,000	11,211,973
Credit Suisse Group AG(a)
01/09/2028	4.282%	1,005,000	939,884
Danske Bank A/S(a)
09/12/2023	3.875%	1,350,000	1,348,948
Danske Bank A/S(a),(k)
09/10/2025	0.976%	5,665,000	5,356,880
Deutsche Bank AG(k)
07/13/2027	7.146%	5,490,000	5,569,455
01/07/2028	2.552%	484,000	427,323
Subordinated
01/14/2032	3.729%	2,000,000	1,544,114
02/10/2034	7.079%	420,000	399,387
Discover Bank
03/13/2026	4.250%	789,000	749,807
Discover Financial Services
11/06/2024	3.950%	1,495,000	1,455,405
DNB Bank ASA(a),(k)
09/16/2026	1.127%	3,950,000	3,570,941
Federation des Caisses Desjardins du Quebec(a)
03/14/2028	5.700%	2,210,000	2,213,917
Fifth Third Bancorp(k)
07/27/2029	6.339%	13,142,000	13,296,601
First Horizon Bank
Subordinated
05/01/2030	5.750%	2,367,000	2,196,252
Goldman Sachs Group Inc (The)(k)
01/27/2032	1.992%	1,805,000	1,405,834
Goldman Sachs Group Inc. (The)(k)
08/10/2026	5.798%	11,345,000	11,306,436
Goldman Sachs Group, Inc. (The)(j),(k)
	3.650%	2,135,000	1,744,380
Goldman Sachs Group, Inc. (The)
12/06/2023	1.217%	7,505,000	7,415,240
Subordinated
05/22/2045	5.150%	2,100,000	1,931,568
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The)(k)
09/29/2025	3.272%	4,160,000	4,036,683
03/09/2027	1.431%	11,330,000	10,157,212
02/24/2028	2.640%	4,585,000	4,148,109
04/22/2032	2.615%	12,585,000	10,187,563
07/21/2032	2.383%	18,125,000	14,305,815
HSBC Holdings PLC(k)
11/07/2025	2.633%	1,148,000	1,100,766
03/10/2026	2.999%	929,000	886,606
06/04/2026	2.099%	1,983,000	1,848,192
05/24/2027	1.589%	3,379,000	3,004,071
08/14/2027	5.887%	10,480,000	10,448,063
09/22/2028	2.013%	11,579,000	9,942,920
08/17/2029	2.206%	8,265,000	6,922,529
05/24/2032	2.804%	1,055,000	842,450
03/09/2044	6.332%	2,935,000	2,956,614
HSBC Holdings PLC(j),(k)
Junior Subordinated
	6.000%	877,000	786,388
Huntington Bancshares, Inc.(k)
08/21/2029	6.208%	8,172,000	8,225,408
Subordinated
08/15/2036	2.487%	626,000	461,794
Huntington National Bank (The)
01/10/2030	5.650%	2,367,000	2,308,737
Intesa Sanpaolo SpA(a),(k)
06/20/2054	7.778%	4,518,000	4,439,948
Subordinated
06/01/2032	4.198%	1,100,000	839,134
JPMorgan Chase & Co.(j),(k)
	4.000%	4,500,000	4,131,926
	4.600%	7,625,000	7,161,619
	5.000%	1,290,000	1,262,984
JPMorgan Chase & Co.(k)
06/23/2025	0.969%	4,760,000	4,561,698
12/10/2025	1.561%	2,540,000	2,398,990
02/24/2026	2.595%	383,000	365,734
02/04/2027	1.040%	4,299,000	3,841,759
04/22/2027	1.578%	11,910,000	10,695,261
09/22/2027	1.470%	1,797,000	1,587,095
02/24/2028	2.947%	4,610,000	4,227,974
01/23/2029	3.509%	10,345,000	9,534,930
04/23/2029	4.005%	3,180,000	2,981,453
06/01/2029	2.069%	1,446,000	1,240,068
12/05/2029	4.452%	1,150,000	1,095,919
10/15/2030	2.739%	1,990,000	1,705,507
02/04/2032	1.953%	3,030,000	2,387,659
04/22/2032	2.580%	6,030,000	4,934,070
11/08/2032	2.545%	8,145,000	6,567,966
01/25/2033	2.963%	2,380,000	1,972,888
06/01/2034	5.350%	5,635,000	5,573,495
11/15/2048	3.964%	2,475,000	1,960,980

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase & Co.
Subordinated
09/10/2024	3.875%	5,440,000	5,329,524
KeyBank NA
11/15/2027	5.850%	3,050,000	2,945,022
Subordinated
08/08/2032	4.900%	563,000	465,226
KeyCorp
10/01/2029	2.550%	677,000	535,668
KeyCorp(k)
06/01/2033	4.789%	2,111,000	1,819,377
Lloyds Banking Group PLC
03/12/2024	3.900%	2,600,000	2,570,642
Subordinated
11/04/2024	4.500%	5,560,000	5,436,580
Lloyds Banking Group PLC(k)
05/11/2027	1.627%	1,175,000	1,049,216
08/07/2027	5.985%	6,010,000	6,003,685
03/06/2029	5.871%	1,134,000	1,125,794
08/11/2033	4.976%	3,245,000	2,999,234
Macquarie Group Ltd.(a),(k)
10/14/2025	1.201%	1,295,000	1,225,450
01/14/2033	2.871%	6,005,000	4,707,004
06/15/2034	5.887%	3,720,000	3,618,110
Mizuho Financial Group, Inc.(k)
07/06/2029	5.778%	4,740,000	4,745,577
07/06/2034	5.748%	2,635,000	2,609,844
Morgan Stanley(k)
01/22/2025	0.791%	1,115,000	1,090,415
05/30/2025	0.790%	14,562,000	13,962,555
07/22/2025	2.720%	720,000	698,721
10/21/2025	1.164%	4,545,000	4,286,322
04/28/2026	2.188%	828,000	780,670
05/04/2027	1.593%	4,188,000	3,754,452
07/20/2027	1.512%	962,000	853,985
01/21/2028	2.475%	998,000	900,239
07/22/2028	3.591%	7,821,000	7,232,563
10/18/2028	6.296%	447,000	457,996
01/24/2029	3.772%	4,315,000	4,000,650
04/20/2029	5.164%	1,478,000	1,449,776
07/20/2029	5.449%	2,410,000	2,395,626
01/23/2030	4.431%	2,885,000	2,737,820
02/13/2032	1.794%	1,825,000	1,402,920
04/28/2032	1.928%	5,704,000	4,397,183
07/21/2032	2.239%	9,590,000	7,523,911
10/20/2032	2.511%	1,560,000	1,242,993
01/21/2033	2.943%	3,610,000	2,960,380
10/18/2033	6.342%	1,684,000	1,764,308
04/21/2034	5.250%	9,790,000	9,502,930
07/21/2034	5.424%	3,752,000	3,687,318
04/22/2039	4.457%	299,000	263,362
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
09/16/2036	2.484%	3,240,000	2,441,034
04/20/2037	5.297%	2,079,000	1,935,035
01/19/2038	5.948%	5,506,000	5,358,010
Morgan Stanley
01/27/2026	3.875%	6,556,000	6,309,101
07/27/2026	3.125%	990,000	926,699
Subordinated
09/08/2026	4.350%	9,045,000	8,710,052
National Australia Bank Ltd.
06/13/2028	4.900%	3,405,000	3,364,064
National Bank of Canada(k)
06/09/2025	3.750%	7,465,000	7,320,853
Nationwide Building Society(a),(k)
02/16/2028	2.972%	2,610,000	2,356,330
NatWest Group PLC(k)
09/13/2029	5.808%	1,267,000	1,256,210
Nordea Bank Abp(a)
09/30/2026	1.500%	2,540,000	2,240,283
Northern Trust Corp.(k)
Subordinated
05/08/2032	3.375%	1,817,000	1,620,962
Northern Trust Corp.
Subordinated
11/02/2032	6.125%	1,384,000	1,412,943
PNC Financial Services Group, Inc. (The)(j),(k)
	6.000%	706,000	628,823
	6.250%	3,775,000	3,337,437
PNC Financial Services Group, Inc. (The)(k)
06/12/2029	5.582%	11,935,000	11,834,641
10/28/2033	6.037%	3,770,000	3,830,933
01/24/2034	5.068%	1,415,000	1,341,362
08/18/2034	5.939%	1,293,000	1,308,194
Royal Bank of Canada
08/01/2028	5.200%	7,500,000	7,454,127
Royal Bank of Scotland Group PLC(k)
03/22/2025	4.269%	4,405,000	4,355,553
Santander Holdings USA, Inc.(k)
06/12/2029	6.565%	4,610,000	4,589,094
Santander UK Group Holdings PLC(k)
11/15/2024	4.796%	7,820,000	7,794,830
03/15/2025	1.089%	7,385,000	7,156,867
08/21/2026	1.532%	445,000	403,504
06/14/2027	1.673%	1,762,000	1,550,107
Societe Generale SA(a)
03/28/2024	3.875%	5,055,000	4,987,978
01/22/2025	2.625%	445,000	423,726

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	35

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Societe Generale SA(a),(k)
01/19/2028	2.797%	4,285,000	3,842,110
06/09/2032	2.889%	480,000	376,737
01/21/2033	3.337%	2,590,000	2,083,837
State Street Corp.
08/03/2026	5.272%	5,665,000	5,666,688
Sumitomo Mitsui Financial Group, Inc.
07/13/2030	5.852%	7,900,000	7,983,096
Sumitomo Mitsui Trust Bank Ltd.(a)
03/10/2025	2.550%	1,045,000	995,278
SunTrust Capital III(b)
Junior Subordinated
3-month USD LIBOR + 0.650% 03/15/2028	6.202%	783,000	710,183
Svenska Handelsbanken AB(a)
06/15/2028	5.500%	5,710,000	5,627,847
Swedbank AB(a)
06/15/2026	5.472%	5,630,000	5,599,194
Synchrony Bank
08/22/2025	5.400%	3,625,000	3,503,277
Synchrony Financial
06/13/2025	4.875%	2,185,000	2,105,124
Toronto-Dominion Bank (The)
07/17/2028	5.523%	3,905,000	3,920,944
Truist Financial Corp.(j),(k)
	4.800%	880,000	775,341
	5.100%	1,302,000	1,146,023
Truist Financial Corp.(k)
03/02/2027	1.267%	340,000	303,292
01/26/2034	5.122%	2,445,000	2,292,439
06/08/2034	5.867%	11,540,000	11,442,697
Subordinated
07/28/2033	4.916%	1,044,000	931,222
U.S. Bancorp(j),(k)
Junior Subordinated
	5.300%	2,980,000	2,534,666
UBS Group AG(a),(k)
05/12/2026	4.488%	980,000	952,834
01/30/2027	1.364%	912,000	814,683
08/10/2027	1.494%	960,000	844,062
05/12/2028	4.751%	573,000	549,895
UBS Group AG(a),(b)
SOFR + 1.580% 05/12/2026	6.880%	3,055,000	3,073,553
UniCredit SpA(a),(k)
09/22/2026	2.569%	5,195,000	4,762,582
US Bancorp(k)
06/12/2034	5.836%	6,580,000	6,563,822
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
07/22/2033	4.967%	2,847,000	2,594,178
Wells Fargo & Co.(k)
02/11/2026	2.164%	1,691,000	1,599,063
04/30/2026	2.188%	1,537,000	1,445,620
08/15/2026	4.540%	254,000	247,994
03/24/2028	3.526%	1,405,000	1,307,623
05/22/2028	3.584%	1,700,000	1,577,940
06/02/2028	2.393%	10,530,000	9,364,921
07/25/2028	4.808%	14,890,000	14,446,923
02/11/2031	2.572%	6,775,000	5,655,768
03/02/2033	3.350%	15,345,000	12,927,303
07/25/2033	4.897%	2,740,000	2,578,004
04/24/2034	5.389%	5,642,000	5,496,375
07/25/2034	5.557%	8,209,000	8,102,135
04/30/2041	3.068%	5,012,000	3,588,116
04/04/2051	5.013%	1,130,000	1,019,266
Total			1,012,672,711
Brokerage/Asset Managers/Exchanges 0.3%
Ares Finance Co. IV LLC(a)
02/01/2052	3.650%	3,415,000	2,162,763
BlackRock, Inc.
05/25/2033	4.750%	832,000	807,486
Blackstone Holdings Finance Co. LLC(a)
08/05/2028	1.625%	643,000	540,059
01/30/2032	2.000%	1,965,000	1,470,993
Blue Owl Finance LLC(a)
02/15/2032	4.375%	2,540,000	2,042,562
Brookfield Finance, Inc.
06/02/2026	4.250%	964,000	927,324
Charles Schwab Corp. (The)(j),(k)
	4.000%	748,000	563,112
Charles Schwab Corp. (The)(k)
05/19/2029	5.643%	1,318,000	1,315,605
08/24/2034	6.136%	2,430,000	2,473,020
CI Financial Corp.
06/15/2051	4.100%	684,000	413,869
CME Group, Inc.
03/15/2032	2.650%	1,334,000	1,118,373
Depository Trust & Clearing Corp. (The)(a),(j),(k)
	3.375%	673,000	499,196
Hunt Companies, Inc.(a)
04/15/2029	5.250%	2,150,000	1,647,607
Intercontinental Exchange, Inc.
06/15/2030	2.100%	809,000	666,651
09/15/2032	1.850%	4,767,000	3,628,128
09/15/2040	2.650%	775,000	540,532
Jane Street Group/JSG Finance, Inc.(a)
11/15/2029	4.500%	1,000,000	876,687

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jefferies Financial Group, Inc.
07/21/2028	5.875%	3,660,000	3,620,147
Jefferies Group LLC
01/20/2043	6.500%	600,000	598,581
Nomura Holdings, Inc.
07/12/2028	6.070%	7,560,000	7,594,592
07/14/2031	2.608%	1,100,000	864,477
Stifel Financial Corp.
05/15/2030	4.000%	3,755,000	3,265,830
Total			37,637,594
Building Materials 0.1%
Cemex SAB de CV(a),(j),(k)
	5.125%	1,525,000	1,413,458
Ferguson Finance PLC(a)
04/20/2032	4.650%	1,200,000	1,118,894
Fortune Brands Home & Security, Inc.
03/25/2052	4.500%	2,795,000	2,150,429
Fortune Brands Innovations, Inc.
06/01/2033	5.875%	764,000	761,532
Martin Marietta Materials, Inc.
03/15/2030	2.500%	3,380,000	2,838,961
Standard Industries, Inc.(a)
07/15/2030	4.375%	3,295,000	2,824,154
01/15/2031	3.375%	1,335,000	1,064,873
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	500,000	468,126
Total			12,640,427
Cable and Satellite 0.7%
Cable One, Inc.(a)
11/15/2030	4.000%	695,000	543,742
CCO Holdings LLC/Capital Corp.(a)
06/01/2029	5.375%	100,000	91,025
02/01/2031	4.250%	1,725,000	1,414,814
CCO Holdings LLC/Holdings Capital Corp.(a)
01/15/2034	4.250%	1,125,000	861,480
Charter Communications Operating LLC/Capital
01/15/2029	2.250%	616,000	511,059
10/23/2035	6.384%	1,775,000	1,721,008
10/23/2045	6.484%	4,170,000	3,828,479
04/01/2048	5.750%	1,360,000	1,145,254
03/01/2050	4.800%	4,625,000	3,413,276
04/01/2051	3.700%	2,305,000	1,428,166
06/01/2052	3.900%	3,420,000	2,183,049
04/01/2053	5.250%	2,265,000	1,790,365
04/01/2061	3.850%	941,000	561,716
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Comcast Corp.
10/15/2025	3.950%	3,095,000	3,014,184
11/15/2027	5.350%	628,000	636,764
02/01/2030	2.650%	723,000	628,380
01/15/2031	1.950%	1,347,000	1,089,066
03/01/2038	3.900%	822,000	699,561
02/01/2050	3.450%	1,900,000	1,385,780
05/15/2064	5.500%	3,173,000	3,091,526
Cox Communications, Inc.(a)
08/15/2024	3.150%	780,000	759,472
09/15/2028	5.450%	4,420,000	4,399,136
06/15/2031	2.600%	1,975,000	1,594,617
CSC Holdings LLC
06/01/2024	5.250%	2,513,000	2,384,445
CSC Holdings LLC(a)
04/15/2027	5.500%	3,550,000	3,064,296
02/01/2028	5.375%	1,193,000	978,852
04/01/2028	7.500%	600,000	380,113
05/15/2028	11.250%	600,000	591,683
02/01/2029	6.500%	3,914,000	3,236,059
01/15/2030	5.750%	1,275,000	705,607
12/01/2030	4.625%	4,725,000	2,470,808
DISH DBS Corp.
11/15/2024	5.875%	2,000,000	1,861,288
07/01/2026	7.750%	2,039,000	1,523,566
DISH Network Corp.(a)
11/15/2027	11.750%	1,925,000	1,954,575
Intelsat Jackson Holdings SA(a)
03/15/2030	6.500%	5,833,000	5,355,853
Sirius XM Radio, Inc.(a)
07/01/2029	5.500%	1,485,000	1,338,085
Time Warner Cable LLC
05/01/2037	6.550%	235,000	223,004
11/15/2040	5.875%	3,890,000	3,371,279
09/01/2041	5.500%	7,444,000	6,104,198
Viasat, Inc.(a)
09/15/2025	5.625%	1,425,000	1,348,480
04/15/2027	5.625%	1,415,000	1,272,922
VZ Secured Financing BV(a)
01/15/2032	5.000%	3,250,000	2,650,015
Ziggo BV(a)
01/15/2030	4.875%	500,000	419,906
Total			78,026,953
Chemicals 0.3%
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	400,000	335,204
Cabot Corp.
07/01/2029	4.000%	1,810,000	1,668,119

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	37

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Celanese US Holdings LLC
11/15/2033	6.700%	2,075,000	2,083,999
CF Industries, Inc.
03/15/2034	5.150%	3,125,000	2,950,015
06/01/2043	4.950%	1,700,000	1,433,960
Ecolab, Inc.
08/18/2055	2.750%	333,000	203,982
EverArc Escrow Sarl(a)
10/30/2029	5.000%	300,000	246,508
FMC Corp.
05/18/2026	5.150%	490,000	485,545
10/01/2049	4.500%	340,000	253,409
05/18/2053	6.375%	2,695,000	2,583,735
GC Treasury Center Co., Ltd.(a)
03/18/2031	2.980%	750,000	595,698
03/30/2032	4.400%	950,000	821,378
Huntsman International LLC
06/15/2031	2.950%	7,375,000	5,887,198
Ingevity Corp.(a)
11/01/2028	3.875%	1,510,000	1,282,730
International Flavors & Fragrances, Inc.(a)
11/01/2030	2.300%	5,075,000	3,936,676
11/15/2040	3.268%	365,000	242,871
12/01/2050	3.468%	470,000	291,983
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	3,400,000	2,702,544
LYB International Finance III LLC
05/01/2050	4.200%	1,505,000	1,116,145
LyondellBasell Industries NV
04/15/2024	5.750%	713,000	711,162
Mosaic Co. (The)
11/15/2043	5.625%	985,000	909,774
Nutrien Ltd.
11/07/2025	5.950%	496,000	498,986
12/01/2036	5.875%	141,000	139,967
03/27/2053	5.800%	182,000	177,765
Olin Corp.
02/01/2030	5.000%	1,560,000	1,431,368
Sasol Financing USA LLC
03/27/2024	5.875%	600,000	593,341
Total			33,584,062
Construction Machinery 0.3%
Ashtead Capital, Inc.(a)
10/15/2033	5.950%	1,170,000	1,149,375
Caterpillar Financial Services Corp.
08/11/2025	5.150%	5,670,000	5,670,737
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNH Industrial Capital LLC
05/23/2025	3.950%	5,880,000	5,711,287
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	5,359,000	4,680,246
John Deere Capital Corp.
01/20/2028	4.750%	1,208,000	1,203,202
07/14/2028	4.950%	2,470,000	2,478,314
06/10/2030	4.700%	6,712,000	6,627,280
Maxim Crane Works Holdings Capital LLC(a)
09/01/2028	11.500%	975,000	977,853
OT Merger Corp.(a)
10/15/2029	7.875%	350,000	230,699
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	200,000	202,501
United Rentals North America, Inc.
01/15/2030	5.250%	3,000,000	2,852,211
02/15/2031	3.875%	1,664,000	1,426,433
Total			33,210,138
Consumer Cyclical Services 0.1%
ADT Security Corp. (The)(a)
08/01/2029	4.125%	1,645,000	1,436,012
Allied Universal Holdco LLC/Finance Corp.(a)
07/15/2026	6.625%	2,300,000	2,189,514
06/01/2029	6.000%	1,300,000	996,109
Allied Universal Holdco LLC/Finance Corp./Atlas Luxco 4 Sarl(a)
06/01/2028	4.625%	1,910,000	1,607,616
06/01/2028	4.625%	990,000	841,399
ANGI Group LLC(a)
08/15/2028	3.875%	1,820,000	1,460,847
CBRE Services, Inc.
08/15/2034	5.950%	1,495,000	1,481,451
Expedia Group, Inc.(a)
05/01/2025	6.250%	1,094,000	1,098,480
Match Group Holdings II LLC(a)
10/01/2031	3.625%	1,785,000	1,455,859
WASH Multifamily Acquisition, Inc.(a)
04/15/2026	5.750%	600,000	559,376
Total			13,126,663
Consumer Products 0.1%
Brunswick Corp.
09/15/2032	4.400%	490,000	420,615
Central Garden & Pet Co.
10/15/2030	4.125%	985,000	847,354
Energizer Holdings, Inc.(a)
03/31/2029	4.375%	1,335,000	1,143,003

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Estee Lauder Companies, Inc. (The)
05/15/2033	4.650%	676,000	654,382
Kenvue, Inc.(a)
03/22/2028	5.050%	705,000	706,764
03/22/2033	4.900%	1,706,000	1,696,014
03/22/2043	5.100%	849,000	831,706
03/22/2063	5.200%	1,243,000	1,216,499
Mead Johnson Nutrition Co.
11/15/2025	4.125%	616,000	599,760
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	235,000	222,550
Spectrum Brands, Inc.(a)
07/15/2030	5.500%	643,000	599,446
SWF Escrow Issuer Corp.(a)
10/01/2029	6.500%	950,000	617,048
Tempur Sealy International, Inc.(a)
04/15/2029	4.000%	1,500,000	1,288,287
10/15/2031	3.875%	405,000	325,581
Whirlpool Corp.
03/01/2033	5.500%	2,215,000	2,196,694
Total			13,365,703
Diversified Manufacturing 0.1%
Amsted Industries, Inc.(a)
05/15/2030	4.625%	1,685,000	1,485,376
Chart Industries, Inc.(a)
01/01/2030	7.500%	475,000	487,114
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	890,000	877,043
General Electric Co.(b)
3-month Term SOFR + 0.742% 08/15/2036	6.106%	5,380,000	4,777,253
Griffon Corp.
03/01/2028	5.750%	525,000	489,569
Ingersoll Rand, Inc.
08/14/2033	5.700%	4,085,000	4,140,911
Otis Worldwide Corp.
08/16/2028	5.250%	1,180,000	1,188,035
Trane Technologies Financing Ltd.
03/03/2033	5.250%	585,000	584,021
Valmont Industries, Inc.
10/01/2054	5.250%	2,050,000	1,752,771
Total			15,782,093
Electric 2.3%
AEP Texas Central Co.(a)
10/01/2025	3.850%	1,828,000	1,753,065
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEP Texas Central Co.
02/15/2033	6.650%	1,385,000	1,468,454
AEP Transmission Co. LLC
08/15/2051	2.750%	1,095,000	677,706
AES Corp. (The)(a)
07/15/2025	3.300%	2,730,000	2,593,671
AES Corp. (The)
01/15/2026	1.375%	662,000	595,017
06/01/2028	5.450%	2,822,000	2,769,216
01/15/2031	2.450%	1,522,000	1,208,841
Alabama Power Co.
12/01/2023	3.550%	964,000	957,980
Ameren Corp.
02/15/2026	3.650%	590,000	564,235
American Electric Power Co., Inc.(k)
08/15/2025	5.699%	5,700,000	5,703,632
02/15/2062	3.875%	3,891,000	3,143,306
American Transmission Systems, Inc.(a)
01/15/2032	2.650%	2,893,000	2,370,195
09/01/2044	5.000%	749,000	673,732
Appalachian Power Co.
03/01/2049	4.500%	432,000	349,963
Arizona Public Service Co.
12/15/2032	6.350%	5,330,000	5,613,185
08/15/2048	4.200%	570,000	437,737
Avangrid, Inc.
04/15/2025	3.200%	1,614,000	1,545,282
06/01/2029	3.800%	655,000	594,065
Black Hills Corp.
11/30/2023	4.250%	286,000	284,325
10/15/2029	3.050%	488,000	419,663
05/01/2033	4.350%	241,000	213,098
Calpine Corp.(a)
02/15/2028	4.500%	2,250,000	2,083,955
03/15/2028	5.125%	575,000	523,967
02/01/2029	4.625%	2,000,000	1,738,353
02/01/2031	5.000%	4,045,000	3,424,079
Cleveland Electric Illuminating Co. (The)(a)
04/01/2028	3.500%	3,293,000	3,029,100
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	1,279,000	1,262,317
CMS Energy Corp.
02/15/2027	2.950%	80,000	73,408
CMS Energy Corp.(k)
06/01/2050	4.750%	2,514,000	2,192,809
12/01/2050	3.750%	386,000	291,561
Commonwealth Edison Co.
08/15/2047	3.750%	409,000	312,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	39

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut Light and Power Co. (The)
01/15/2053	5.250%	743,000	725,712
Consolidated Edison Co. of New York, Inc.
03/01/2035	5.300%	171,000	166,843
06/15/2046	3.850%	1,310,000	1,002,894
06/15/2047	3.875%	1,640,000	1,258,623
12/01/2056	4.300%	308,000	242,912
Consumers Energy Co.
02/15/2029	4.900%	1,566,000	1,554,690
Dominion Energy, Inc.(j),(k)
	4.350%	198,000	167,197
	4.650%	5,000,000	4,539,293
Dominion Energy, Inc.
08/15/2026	2.850%	750,000	697,439
11/15/2032	5.375%	1,551,000	1,527,001
DTE Energy Co.
10/01/2026	2.850%	10,155,000	9,394,588
Duke Energy Carolinas LLC
04/15/2031	2.550%	370,000	313,365
12/15/2041	4.250%	14,000	11,833
09/30/2042	4.000%	617,000	499,436
06/01/2045	3.750%	157,000	119,550
03/15/2046	3.875%	46,000	35,410
01/15/2053	5.350%	3,972,000	3,867,606
Duke Energy Corp.(j),(k)
	4.875%	213,000	207,209
Duke Energy Corp.
04/15/2024	3.750%	3,373,000	3,331,870
09/01/2026	2.650%	4,710,000	4,357,632
09/01/2046	3.750%	1,416,000	1,038,705
Duke Energy Florida LLC
12/15/2031	2.400%	1,234,000	1,005,913
11/15/2052	5.950%	739,000	772,861
Duke Energy Indiana LLC
10/01/2049	3.250%	436,000	297,027
04/01/2053	5.400%	676,000	658,018
Duke Energy Ohio, Inc.
06/01/2030	2.125%	430,000	353,885
06/15/2046	3.700%	3,050,000	2,233,416
04/01/2053	5.650%	307,000	306,449
Duke Energy Progress LLC
03/15/2033	5.250%	1,570,000	1,570,786
05/15/2042	4.100%	1,437,000	1,183,249
03/15/2043	4.100%	475,000	386,621
03/30/2044	4.375%	770,000	650,686
08/15/2045	4.200%	329,000	265,945
10/15/2046	3.700%	312,000	231,734
09/15/2047	3.600%	940,000	697,061
Duquesne Light Holdings, Inc.(a)
10/01/2030	2.532%	463,000	369,232
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Edison International
08/15/2025	4.700%	5,675,000	5,550,634
Enel Finance America LLC(a)
10/14/2027	7.100%	276,000	288,372
Enel Finance International NV(a)
04/06/2028	3.500%	2,370,000	2,156,382
Entergy Arkansas LLC
01/15/2033	5.150%	480,000	475,652
04/01/2049	4.200%	941,000	753,024
06/15/2051	2.650%	212,000	126,083
06/15/2052	3.350%	317,000	216,738
Entergy Corp.
09/15/2025	0.900%	3,770,000	3,424,224
06/15/2030	2.800%	348,000	293,692
06/15/2031	2.400%	801,000	639,426
Entergy Louisiana LLC
10/01/2026	2.400%	2,409,000	2,207,055
Entergy Mississippi LLC
09/01/2033	5.000%	1,039,000	1,007,242
06/01/2049	3.850%	1,178,000	880,448
Entergy Texas, Inc.
03/30/2029	4.000%	348,000	325,602
09/01/2053	5.800%	358,000	361,066
Evergy Kansas Central, Inc.
03/15/2053	5.700%	1,315,000	1,311,587
Evergy Metro, Inc.
06/01/2030	2.250%	572,000	473,343
Eversource Energy
08/15/2025	0.800%	662,000	604,046
08/15/2026	1.400%	752,000	669,528
03/01/2027	2.900%	1,335,000	1,229,315
07/01/2027	4.600%	2,675,000	2,602,931
03/01/2028	5.450%	1,024,000	1,027,692
05/15/2033	5.125%	703,000	679,910
Exelon Corp.
03/15/2028	5.150%	1,648,000	1,637,137
03/15/2033	5.300%	2,000,000	1,973,403
04/15/2046	4.450%	1,050,000	866,882
FirstEnergy Transmission LLC(a)
09/15/2028	2.866%	3,224,000	2,829,206
Florida Power & Light Co.
05/15/2030	4.625%	677,000	663,224
05/15/2033	4.800%	474,000	462,920
12/04/2051	2.875%	359,000	234,832
Georgia Power Co.
09/15/2024	2.200%	848,000	816,683
05/16/2028	4.650%	575,000	560,927
Gulf Power Co.
10/01/2044	4.550%	1,350,000	1,150,442

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Inkia Energy Ltd.(a)
11/09/2027	5.875%	330,000	316,771
Interstate Power and Light Co.
11/30/2051	3.100%	3,194,000	2,018,081
Interstate Power and Light, Co.
12/01/2024	3.250%	552,000	536,059
IPALCO Enterprises, Inc.
05/01/2030	4.250%	1,590,000	1,432,047
ITC Holdings Corp.(a)
06/01/2033	5.400%	1,805,000	1,770,382
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%	1,600,000	1,585,228
01/15/2026	4.300%	2,000,000	1,938,995
03/01/2032	2.750%	336,000	273,180
Jersey Central Power & Light Co.
06/01/2037	6.150%	1,985,000	2,028,350
Kansas City Power & Light Co.
08/15/2025	3.650%	665,000	641,403
Kentucky Utilities Co.
04/15/2033	5.450%	494,000	498,594
Louisville Gas and Electric Co.
04/15/2033	5.450%	494,000	499,001
Metropolitan Edison Co.(a)
01/15/2029	4.300%	1,928,000	1,824,214
Mississippi Power Co.
03/15/2042	4.250%	414,000	338,222
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	300,000	271,415
Monongahela Power Co.(a)
05/15/2027	3.550%	617,000	577,998
Narragansett Electric Co. (The)(a)
04/09/2030	3.395%	2,179,000	1,931,414
National Rural Utilities Cooperative Finance Corp.
02/07/2024	2.950%	3,765,000	3,717,783
03/15/2030	2.400%	1,347,000	1,136,005
04/15/2032	2.750%	1,233,000	1,010,135
12/15/2032	4.150%	309,000	282,372
01/15/2033	5.800%	864,000	891,757
National Rural Utilities Cooperative Finance Corp.(b)
3-month Term SOFR + 3.172% 04/30/2043	8.541%	1,147,000	1,126,294
National Rural Utilities Cooperative Finance Corp.(k)
09/15/2053	7.125%	824,000	835,475
Subordinated
04/20/2046	5.250%	1,687,000	1,602,730
New England Power Co.(a)
10/06/2050	2.807%	3,670,000	2,284,663
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York State Electric & Gas Corp.(a)
08/15/2033	5.850%	1,084,000	1,104,001
NextEra Energy Capital Holdings, Inc.
09/01/2024	4.255%	1,137,000	1,118,284
03/01/2025	6.051%	1,522,000	1,528,301
01/15/2027	1.875%	1,155,000	1,032,627
NextEra Energy Capital Holdings, Inc.(k)
03/15/2082	3.800%	1,497,000	1,266,526
NRG Energy, Inc.(a),(j),(k)
	10.250%	600,000	586,095
NRG Energy, Inc.(a)
12/02/2025	2.000%	560,000	508,263
12/02/2027	2.450%	2,420,000	2,055,161
02/15/2029	3.375%	542,000	446,757
06/15/2029	5.250%	1,875,000	1,688,141
02/15/2032	3.875%	1,125,000	870,238
NRG Energy, Inc.
01/15/2027	6.625%	954,000	941,982
NSTAR Electric Co.
08/15/2031	1.950%	524,000	413,836
Oncor Electric Delivery Co. LLC
09/15/2032	4.550%	1,238,000	1,178,483
Pacific Gas and Electric Co.
07/01/2030	4.550%	5,735,000	5,153,603
04/15/2042	4.450%	562,000	416,181
03/15/2045	4.300%	948,000	662,741
01/15/2053	6.750%	450,000	437,868
PacifiCorp
03/15/2051	3.300%	680,000	434,402
12/01/2053	5.350%	1,667,000	1,438,731
05/15/2054	5.500%	1,079,000	954,132
PECO Energy Co.
06/15/2033	4.900%	790,000	776,767
05/15/2052	4.600%	2,500,000	2,194,890
Pennsylvania Electric Co.(a)
03/30/2026	5.150%	883,000	869,118
03/15/2028	3.250%	1,990,000	1,812,876
Public Service Co. of Colorado
04/01/2053	5.250%	2,815,000	2,597,574
Public Service Co. of New Hampshire
01/15/2053	5.150%	170,000	165,471
Public Service Electric and Gas Co.
08/01/2033	5.200%	1,023,000	1,032,587
03/01/2046	3.800%	109,000	86,264
08/01/2053	5.450%	812,000	823,755
Public Service Enterprise Group, Inc.
08/15/2025	0.800%	642,000	586,218
11/15/2027	5.850%	895,000	912,062
08/15/2030	1.600%	466,000	366,470
11/15/2031	2.450%	2,062,000	1,658,082

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	41

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
San Diego Gas & Electric Co.
08/15/2028	4.950%	1,148,000	1,138,453
South Carolina Electric & Gas Co.
05/15/2033	5.300%	676,000	678,583
Southern California Edison Co.
03/01/2028	5.300%	3,740,000	3,756,167
12/01/2053	5.875%	2,120,000	2,109,936
Southern Co. (The)
07/01/2036	4.250%	595,000	518,369
Southern Co. (The)(k)
01/15/2051	4.000%	1,166,000	1,083,335
09/15/2051	3.750%	1,122,000	968,332
Junior Subordinated
08/01/2027	5.113%	932,000	925,827
Southwestern Electric Power Co.
03/15/2026	1.650%	1,096,000	997,382
10/01/2026	2.750%	6,450,000	5,953,597
04/01/2033	5.300%	700,000	685,265
Tampa Electric Co.
05/15/2044	4.350%	434,000	353,720
Toledo Edison Co. (The)
05/15/2037	6.150%	951,000	981,448
Tucson Electric Power Co.
12/01/2048	4.850%	259,000	221,032
06/15/2050	4.000%	2,690,000	2,014,026
Virginia Electric & Power Co.
03/15/2027	3.500%	1,446,000	1,366,435
Virginia Electric and Power Co.
04/01/2053	5.450%	955,000	924,296
08/15/2053	5.700%	683,000	678,314
Vistra Corp.(a),(j),(k)
	7.000%	425,000	395,270
	8.000%	4,650,000	4,459,273
Vistra Operations Co. LLC(a)
07/15/2024	3.550%	2,505,000	2,437,296
05/13/2025	5.125%	5,190,000	5,063,935
02/15/2027	5.625%	2,200,000	2,117,042
07/31/2027	5.000%	2,000,000	1,882,909
05/01/2029	4.375%	4,060,000	3,578,374
Vistra Operations Co., LLC(a)
01/30/2027	3.700%	885,000	813,430
WEC Energy Group, Inc.
09/27/2025	5.000%	304,000	301,155
10/01/2027	5.150%	426,000	424,688
10/15/2027	1.375%	1,094,000	941,555
12/15/2028	2.200%	746,000	644,321
Wisconsin Electric Power Co.
06/15/2028	1.700%	680,000	584,996
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin Public Service Corp.
12/01/2042	3.671%	814,000	607,237
Xcel Energy, Inc.
08/15/2033	5.450%	5,555,000	5,466,566
Total			257,970,375
Environmental 0.1%
Waste Connections, Inc.
04/01/2050	3.050%	885,000	598,533
Waste Management, Inc.
02/15/2030	4.625%	2,553,000	2,495,508
02/15/2033	4.625%	831,000	798,877
02/15/2034	4.875%	446,000	435,474
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,650,000	1,562,933
Total			5,891,325
Finance Companies 0.8%
AerCap Ireland Capital DAC/Global Aviation Trust
02/15/2024	3.150%	3,225,000	3,179,548
10/01/2025	4.450%	1,889,000	1,829,252
10/29/2026	2.450%	445,000	400,286
10/29/2028	3.000%	5,655,000	4,901,150
01/30/2032	3.300%	2,913,000	2,367,898
Air Lease Corp.
03/01/2025	3.250%	2,500,000	2,395,300
07/01/2025	3.375%	2,750,000	2,621,282
01/15/2026	2.875%	2,075,000	1,939,270
08/15/2026	1.875%	2,285,000	2,044,092
12/01/2027	3.625%	465,000	427,165
Aircastle Ltd.(a)
01/26/2028	2.850%	3,335,000	2,870,615
07/18/2028	6.500%	1,925,000	1,912,087
Ares Capital Corp.
03/01/2025	4.250%	210,000	202,043
06/15/2028	2.875%	3,285,000	2,775,440
Aviation Capital Group LLC(a)
12/15/2024	5.500%	1,030,000	1,013,985
09/20/2026	1.950%	605,000	532,251
Avolon Holdings Funding Ltd.(a)
07/01/2024	3.950%	750,000	732,249
02/15/2025	2.875%	2,905,000	2,740,895
02/21/2026	2.125%	383,000	344,158
11/18/2027	2.528%	4,243,000	3,621,879
Bain Capital Specialty Finance, Inc.
10/13/2026	2.550%	3,250,000	2,810,633
Barings BDC, Inc.
11/23/2026	3.300%	1,230,000	1,086,228
Blackstone Private Credit Fund
12/15/2026	2.625%	6,625,000	5,699,925

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Blackstone Secured Lending Fund
09/30/2028	2.850%	2,850,000	2,353,693
Blue Owl Credit Income Corp.
09/16/2027	7.750%	1,978,000	1,968,536
Blue Owl Credit Income Corp.(a)
06/13/2028	7.950%	4,690,000	4,705,144
FirstCash, Inc.(a)
01/01/2030	5.625%	1,500,000	1,363,204
FS KKR Capital Corp.
10/12/2028	3.125%	2,650,000	2,165,942
Golub Capital BDC, Inc.
08/24/2026	2.500%	4,625,000	4,064,803
Hercules Capital, Inc.
01/20/2027	3.375%	3,675,000	3,250,743
Main Street Capital Corp.
07/14/2026	3.000%	3,770,000	3,340,694
Morgan Stanley Direct Lending Fund
02/11/2027	4.500%	2,360,000	2,203,991
Navient Corp.
03/15/2027	5.000%	1,555,000	1,416,435
Owl Rock Capital Corp.
07/22/2025	3.750%	1,075,000	1,007,564
01/15/2026	4.250%	1,370,000	1,284,853
Owl Rock Technology Finance Corp.(a)
12/15/2025	4.750%	6,155,000	5,685,518
Park Aerospace Holdings Ltd.(a)
02/15/2024	5.500%	379,000	377,126
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	1,490,000	1,215,327
Sixth Street Specialty Lending, Inc.
08/14/2028	6.950%	3,096,000	3,086,315
SMBC Aviation Capital Finance DAC(a)
07/25/2033	5.700%	2,181,000	2,117,875
Springleaf Finance Corp.
03/15/2024	6.125%	2,600,000	2,595,460
Total			92,650,854
Food and Beverage 0.7%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	9,323,000	8,665,466
Anheuser-Busch InBev Worldwide, Inc.
01/23/2039	5.450%	840,000	852,383
B&G Foods, Inc.
04/01/2025	5.250%	2,200,000	2,148,365
Bacardi Ltd.(a)
05/15/2048	5.300%	1,060,000	972,295
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cargill Inc.(a)
11/10/2031	2.125%	1,346,000	1,083,648
Cargill, Inc.(a)
04/22/2025	3.500%	2,449,000	2,379,353
06/24/2026	4.500%	2,000,000	1,972,787
04/23/2030	2.125%	750,000	629,484
02/02/2031	1.700%	826,000	654,184
Coca-Cola Europacific Partners PLC(a)
05/03/2024	0.800%	6,295,000	6,080,593
Constellation Brands, Inc.
12/01/2025	4.750%	578,000	569,215
JBS SA/Food Co./Finance, Inc.
02/01/2028	5.125%	2,025,000	1,968,280
02/02/2029	3.000%	1,955,000	1,678,925
12/01/2031	3.750%	3,055,000	2,537,524
05/15/2032	3.000%	3,255,000	2,537,030
12/01/2052	6.500%	5,270,000	5,011,088
Kraft Heinz Foods Co.
01/26/2039	6.875%	796,000	871,842
10/01/2039	4.625%	950,000	836,470
02/09/2040	6.500%	1,215,000	1,284,484
06/01/2046	4.375%	1,445,000	1,195,173
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	1,205,000	1,108,099
Mars, Inc.(a)
04/01/2039	3.875%	1,040,000	872,143
07/16/2040	2.375%	964,000	643,840
Molson Coors Brewing Co.
07/15/2046	4.200%	415,000	328,591
Nestle Holdings, Inc.(a)
10/01/2027	4.125%	1,167,000	1,133,308
09/15/2030	1.250%	1,147,000	906,917
09/24/2038	3.900%	950,000	840,510
Pilgrim’s Pride Corp.
04/15/2031	4.250%	2,000,000	1,731,405
03/01/2032	3.500%	6,479,000	5,212,517
07/01/2033	6.250%	625,000	620,060
Post Holdings, Inc.(a)
03/01/2027	5.750%	2,676,000	2,613,932
12/15/2029	5.500%	2,210,000	2,043,725
04/15/2030	4.625%	2,684,000	2,376,749
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	1,610,000	1,413,750
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	1,800,000	1,500,806
Smithfield Foods, Inc.(a)
02/01/2027	4.250%	2,500,000	2,325,309
10/15/2030	3.000%	2,020,000	1,588,920
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	2,615,000	2,240,842

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	43

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Viterra Finance BV(a)
04/21/2026	2.000%	1,125,000	1,016,323
Total			74,446,335
Foreign Agencies 0.0%
PT Bank Mandiri Persero Tbk(a)
04/11/2024	3.750%	850,000	838,391
Gaming 0.3%
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	1,375,000	1,202,618
02/15/2030	7.000%	950,000	953,886
CCM Merger, Inc.(a)
05/01/2026	6.375%	1,225,000	1,188,632
Colt Merger Sub, Inc.(a)
07/01/2025	6.250%	175,000	173,760
GLP Capital LP/Financing II, Inc.
06/01/2025	5.250%	540,000	530,491
04/15/2026	5.375%	3,840,000	3,760,087
01/15/2029	5.300%	765,000	722,313
01/15/2030	4.000%	3,500,000	3,058,381
01/15/2031	4.000%	240,000	205,614
01/15/2032	3.250%	48,000	38,690
Golden Entertainment, Inc.(a)
04/15/2026	7.625%	1,720,000	1,716,001
International Game Technology PLC(a)
02/15/2025	6.500%	975,000	976,096
01/15/2027	6.250%	400,000	396,293
MGM Resorts International
05/01/2025	6.750%	1,150,000	1,151,830
09/01/2026	4.625%	188,000	177,097
04/15/2027	5.500%	1,500,000	1,434,406
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	2,110,000	1,726,253
Premier Entertainment Sub LLC/Finance Corp.(a)
09/01/2031	5.875%	2,575,000	1,987,716
VICI Properties LP
02/15/2030	4.950%	70,000	65,826
05/15/2032	5.125%	3,725,000	3,453,402
05/15/2052	5.625%	1,245,000	1,096,821
VICI Properties LP/Note Co., Inc.(a)
06/15/2025	4.625%	220,000	213,060
09/01/2026	4.500%	2,740,000	2,597,479
02/01/2027	5.750%	820,000	804,136
02/15/2027	3.750%	2,000,000	1,837,821
01/15/2028	4.500%	146,000	135,749
02/15/2029	3.875%	1,370,000	1,209,400
08/15/2030	4.125%	694,000	606,931
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	1,000,000	896,129
Total			34,316,918
Health Care 1.3%
Abbott Laboratories
11/30/2046	4.900%	205,000	199,677
Barnabas Health, Inc.
07/01/2028	4.000%	3,200,000	2,980,781
Becton Dickinson and Co.
12/15/2024	3.734%	44,000	42,945
02/13/2028	4.693%	1,459,000	1,433,455
08/22/2032	4.298%	2,913,000	2,720,368
05/15/2044	4.875%	1,555,000	1,314,393
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%	1,000,000	842,930
Cigna Corp.
03/01/2027	3.400%	2,190,000	2,057,671
08/15/2038	4.800%	429,000	394,122
07/15/2046	4.800%	2,070,000	1,832,730
03/15/2051	3.400%	1,215,000	847,582
CommonSpirit Health
10/01/2025	1.547%	3,000,000	2,754,039
11/01/2042	4.350%	120,000	100,478
CVS Health Corp.
07/20/2025	3.875%	1,002,000	971,912
02/21/2030	5.125%	3,805,000	3,745,961
09/15/2031	2.125%	903,000	711,979
02/21/2033	5.250%	328,000	320,702
06/01/2033	5.300%	531,000	520,073
07/20/2035	4.875%	720,000	669,939
03/25/2038	4.780%	8,665,000	7,765,861
04/01/2040	4.125%	1,899,000	1,544,604
08/21/2040	2.700%	996,000	666,303
07/20/2045	5.125%	176,000	156,705
03/25/2048	5.050%	8,683,000	7,624,510
06/01/2053	5.875%	4,125,000	4,025,694
06/01/2063	6.000%	777,000	760,657
DaVita, Inc.(a)
06/01/2030	4.625%	2,495,000	2,140,224
02/15/2031	3.750%	1,335,000	1,062,994
Dentsply Sirona, Inc.
06/01/2030	3.250%	1,347,000	1,155,382
Duke University Health System, Inc.
06/01/2047	3.920%	875,000	709,506
Embecta Corp.(a)
02/15/2030	5.000%	1,500,000	1,233,504
Fresenius Medical Care US Finance III, Inc.(a)
12/01/2026	1.875%	3,564,000	3,110,545
GE HealthCare Technologies, Inc.
11/15/2024	5.550%	5,095,000	5,080,987

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
02/01/2025	5.375%	2,900,000	2,881,590
04/15/2025	5.250%	1,659,000	1,644,859
06/15/2025	7.690%	750,000	772,014
06/15/2026	5.250%	3,135,000	3,096,418
02/15/2027	4.500%	679,000	656,228
03/15/2027	3.125%	687,000	631,315
12/01/2027	7.050%	10,000	10,399
06/15/2029	4.125%	3,850,000	3,554,682
09/01/2030	3.500%	3,874,000	3,383,520
07/15/2031	2.375%	1,580,000	1,248,764
03/15/2032	3.625%	1,605,000	1,380,609
06/15/2047	5.500%	2,515,000	2,285,598
06/15/2049	5.250%	3,225,000	2,814,135
07/15/2051	3.500%	1,697,000	1,130,326
IQVIA, Inc.(a)
05/15/2028	5.700%	7,875,000	7,860,106
Laboratory Corp. of America Holdings
11/01/2023	4.000%	330,000	328,729
09/01/2024	3.250%	2,561,000	2,494,428
Legacy LifePoint Health LLC(a)
02/15/2027	4.375%	1,575,000	1,362,745
Mayo Clinic
11/15/2052	4.128%	750,000	632,165
McKesson Corp.
02/15/2026	5.250%	1,088,000	1,083,730
08/15/2026	1.300%	1,820,000	1,630,342
07/15/2033	5.100%	11,330,000	11,239,646
Medtronic Global Holdings SCA
03/30/2033	4.500%	1,465,000	1,415,484
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	1,130,000	940,440
ModivCare Escrow Issuer, Inc.(a)
10/01/2029	5.000%	2,800,000	2,065,919
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	4,030,000	3,510,136
10/01/2029	5.250%	2,475,000	2,197,783
New York and Presbyterian Hospital (The)
08/01/2116	4.763%	785,000	659,090
08/01/2119	3.954%	305,000	214,821
NYU Langone Hospitals
07/01/2043	5.750%	705,000	710,661
Providence Service Corp. (The)(a)
11/15/2025	5.875%	600,000	569,376
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)
12/01/2026	9.750%	2,875,000	2,689,304
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
11/01/2027	5.125%	1,450,000	1,381,539
10/01/2028	6.125%	2,725,000	2,624,620
06/01/2029	4.250%	425,000	379,575
01/15/2030	4.375%	1,300,000	1,156,195
Texas Health Resources
11/15/2055	4.330%	700,000	598,698
Thermo Fisher Scientific, Inc.
08/10/2030	4.977%	1,705,000	1,699,975
08/10/2033	5.086%	4,593,000	4,614,830
08/10/2043	5.404%	684,000	691,315
Universal Health Services, Inc.
09/01/2026	1.650%	2,485,000	2,207,051
10/15/2030	2.650%	2,485,000	1,999,086
Total			145,947,459
Healthcare Insurance 0.4%
Aetna, Inc.
06/15/2036	6.625%	624,000	669,471
Centene Corp.
12/15/2027	4.250%	4,010,000	3,748,796
07/15/2028	2.450%	3,832,000	3,277,947
12/15/2029	4.625%	850,000	781,575
10/15/2030	3.000%	8,031,000	6,684,066
08/01/2031	2.625%	625,000	496,832
Elevance Health, Inc.
02/08/2026	4.900%	596,000	588,267
Health Care Service Corp., a Mutual Legal Reserve Co.(a)
06/01/2025	1.500%	577,000	533,211
Humana, Inc.
02/03/2027	1.350%	901,000	792,730
Molina Healthcare, Inc.(a)
11/15/2030	3.875%	1,500,000	1,279,694
UnitedHealth Group, Inc.
05/15/2032	4.200%	1,374,000	1,297,506
08/15/2039	3.500%	617,000	504,150
05/15/2040	2.750%	366,000	263,380
05/15/2041	3.050%	190,000	141,753
07/15/2045	4.750%	443,000	411,811
10/15/2047	3.750%	473,000	372,739
05/15/2051	3.250%	3,750,000	2,659,340
02/15/2053	5.875%	625,000	667,610
04/15/2053	5.050%	10,458,000	9,981,455
02/15/2063	6.050%	562,000	611,329
04/15/2063	5.200%	3,953,000	3,782,194
Wellpoint, Inc.
08/15/2024	3.500%	1,928,000	1,887,608
Total			41,433,464

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	45

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare REIT 0.2%
Diversified Healthcare Trust
06/15/2025	9.750%	1,062,000	1,045,013
03/01/2031	4.375%	1,500,000	1,131,972
Healthcare Realty Holdings LP
01/15/2028	3.625%	435,000	392,064
03/15/2030	2.400%	995,000	781,584
03/15/2031	2.050%	400,000	297,215
Healthcare Trust of America Holdings LP
02/15/2030	3.100%	1,246,000	1,062,456
03/15/2031	2.000%	3,185,000	2,454,637
Healthpeak OP LLC
12/15/2032	5.250%	3,716,000	3,593,747
MPT Operating Partnership LP/Finance Corp.
03/15/2031	3.500%	1,850,000	1,198,729
Omega Healthcare Investors, Inc.
01/15/2025	4.500%	975,000	950,679
Physicians Realty LP
03/15/2027	4.300%	380,000	363,625
01/15/2028	3.950%	77,000	70,575
11/01/2031	2.625%	1,750,000	1,358,462
Sabra Health Care LP
12/01/2031	3.200%	574,000	437,905
Senior Housing Properties Trust
05/01/2024	4.750%	1,100,000	1,043,410
Ventas Realty LP
09/30/2043	5.700%	225,000	206,532
Welltower, Inc.
06/01/2031	2.800%	8,255,000	6,801,910
Total			23,190,515
Home Construction 0.2%
Ashton Woods USA LLC/Finance Co.(a)
01/15/2028	6.625%	1,700,000	1,625,982
Brookfield Residential Properties, Inc./US Corp.(a)
09/15/2027	6.250%	1,560,000	1,443,481
02/15/2030	4.875%	2,575,000	2,148,020
Century Communities, Inc.
06/01/2027	6.750%	2,375,000	2,368,495
Empire Communities Corp.(a)
12/15/2025	7.000%	4,225,000	4,088,506
KB Home
06/15/2031	4.000%	1,075,000	905,204
M/I Homes, Inc.
02/01/2028	4.950%	650,000	603,864
Mattamy Group Corp.(a)
03/01/2030	4.625%	4,500,000	3,978,880
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MDC Holdings, Inc.
08/06/2061	3.966%	3,540,000	2,063,233
Meritage Homes Corp.
06/06/2027	5.125%	2,000,000	1,921,284
PulteGroup, Inc.
03/01/2026	5.500%	737,000	735,626
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	2,000,000	1,938,097
08/01/2030	5.125%	614,000	565,497
Total			24,386,169
Independent Energy 0.6%
Aker BP ASA(a)
01/15/2030	3.750%	300,000	265,436
06/13/2033	6.000%	1,250,000	1,250,084
Antero Resources Corp.(a)
02/01/2029	7.625%	600,000	613,631
03/01/2030	5.375%	920,000	861,068
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)
11/01/2026	7.000%	600,000	596,522
11/01/2027	9.000%	150,000	188,644
12/31/2028	8.250%	2,500,000	2,502,810
Canadian Natural Resources Ltd.
06/30/2033	6.450%	730,000	751,386
Chesapeake Energy Corp.(a)
02/01/2026	5.500%	2,000,000	1,955,931
CNX Resources Corp.(a)
03/14/2027	7.250%	1,475,000	1,473,452
ConocoPhillips Co.
03/15/2042	3.758%	1,928,000	1,562,042
05/15/2053	5.300%	682,000	666,284
03/15/2054	5.550%	7,011,000	7,031,104
09/15/2063	5.700%	1,370,000	1,379,648
Continental Resources, Inc.
06/01/2024	3.800%	1,683,000	1,652,964
Coterra Energy, Inc.
05/15/2027	3.900%	1,552,000	1,474,390
Crescent Energy Finance LLC(a)
05/01/2026	7.250%	892,000	880,581
Devon Energy Corp.
09/15/2024	5.250%	78,000	77,544
07/15/2041	5.600%	1,875,000	1,739,489
Diamondback Energy, Inc.
12/01/2026	3.250%	1,905,000	1,791,289
03/24/2031	3.125%	3,565,000	3,063,375
03/15/2033	6.250%	543,000	561,213
03/15/2052	4.250%	1,449,000	1,087,730
03/15/2053	6.250%	536,000	534,253

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energean Israel Finance Ltd.(a)
03/30/2024	4.500%	850,000	841,706
03/30/2026	4.875%	1,321,000	1,239,084
03/30/2028	5.375%	2,950,000	2,684,535
Hilcorp Energy I LP/Finance Co.(a)
04/15/2030	6.000%	825,000	767,103
02/01/2031	6.000%	1,560,000	1,435,146
04/15/2032	6.250%	2,350,000	2,160,346
Lundin Energy Finance BV(a)
07/15/2026	2.000%	5,128,000	4,603,855
07/15/2031	3.100%	1,575,000	1,297,389
Occidental Petroleum Corp.
07/15/2027	8.500%	213,000	230,255
09/01/2030	6.625%	513,000	529,454
01/01/2031	6.125%	600,000	604,896
05/01/2031	7.500%	556,000	602,049
Ovintiv, Inc.
05/15/2028	5.650%	5,513,000	5,478,883
07/15/2033	6.250%	543,000	541,829
07/15/2053	7.100%	475,000	491,484
Pioneer Natural Resources Co.
03/29/2026	5.100%	3,350,000	3,323,974
Santos Finance Ltd.(a)
04/29/2031	3.649%	652,000	537,130
Southwestern Energy Co.
02/01/2032	4.750%	1,550,000	1,372,241
Total			62,702,229
Integrated Energy 0.1%
BP Capital Markets America, Inc.
09/11/2033	4.893%	605,000	588,904
06/04/2051	2.939%	1,396,000	912,544
BP Capital Markets PLC(j),(k)
	4.375%	5,000,000	4,771,939
	4.875%	825,000	750,293
Cenovus Energy, Inc.
06/15/2047	5.400%	711,000	638,898
02/15/2052	3.750%	3,750,000	2,629,959
Chevron Corp.
05/11/2050	3.078%	1,540,000	1,093,856
Exxon Mobil Corp.
04/15/2051	3.452%	2,735,000	2,034,182
Reliance Industries Ltd.(a)
01/12/2052	3.625%	1,300,000	886,364
Total Capital International SA
06/29/2041	2.986%	560,000	410,096
Total			14,717,035
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.1%
AMC Entertainment Holdings, Inc.(a),(l)
06/15/2026	12.000%	95,233	66,056
Carnival Corp.(a)
03/01/2027	5.750%	1,450,000	1,364,792
NCL Corp., Ltd.(a)
03/15/2026	5.875%	700,000	659,356
NCL Finance Ltd.(a)
03/15/2028	6.125%	975,000	878,974
Royal Caribbean Cruises Ltd.(a)
01/15/2029	9.250%	750,000	799,302
01/15/2030	7.250%	300,000	304,765
Viking Cruises Ltd.(a)
09/15/2027	5.875%	1,575,000	1,472,276
Total			5,545,521
Life Insurance 1.1%
AIG Global Funding(a)
09/22/2025	0.900%	3,545,000	3,221,583
Allianz SE(a),(k),(m)
09/06/2053	6.350%	5,200,000	5,199,844
Athene Global Funding(a)
06/29/2026	1.608%	2,930,000	2,571,447
03/08/2027	3.205%	1,430,000	1,282,714
03/24/2028	2.500%	1,620,000	1,383,997
08/19/2028	1.985%	4,380,000	3,622,496
01/07/2029	2.717%	320,000	268,108
Brighthouse Financial Global Funding(a)
01/13/2025	1.750%	3,210,000	3,024,817
Brighthouse Financial, Inc.(a)
12/15/2023	1.200%	4,580,000	4,512,276
CNO Global Funding(a)
01/06/2029	2.650%	5,235,000	4,458,300
Corebridge Financial, Inc.
04/05/2032	3.900%	3,087,000	2,697,005
Corebridge Financial, Inc.(k)
12/15/2052	6.875%	2,438,000	2,356,362
Equitable Financial Life Global Funding(a)
12/02/2025	5.500%	4,165,000	4,124,508
F&G Annuities & Life, Inc.(a)
01/13/2028	7.400%	1,770,000	1,802,273
F&G Global Funding(a)
07/07/2025	5.150%	4,475,000	4,348,738
09/20/2028	2.000%	2,160,000	1,782,732
Five Corners Funding Trust III(a)
02/15/2033	5.791%	2,165,000	2,187,430

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	47

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GA Global Funding Trust(a)
12/08/2023	1.250%	2,260,000	2,225,284
01/06/2027	2.250%	5,780,000	5,104,183
Great-West Lifeco US Finance 2020 LP(a)
08/12/2025	0.904%	4,190,000	3,785,789
Hill City Funding Trust(a)
08/15/2041	4.046%	2,750,000	1,847,130
Jackson Financial, Inc.
11/23/2051	4.000%	1,720,000	1,145,054
Jackson National Life Global Funding(a)
01/12/2025	1.750%	4,800,000	4,497,953
04/12/2028	5.250%	1,200,000	1,136,629
Lincoln National Corp.
06/15/2040	7.000%	930,000	976,362
MassMutual Global Funding II(a)
06/14/2028	5.050%	3,535,000	3,506,751
MetLife, Inc.
07/15/2033	5.375%	3,535,000	3,517,910
Metropolitan Life Global Funding I(a)
08/25/2029	4.300%	4,965,000	4,710,848
New York Life Global Funding(a)
06/13/2028	4.900%	2,105,000	2,074,103
08/01/2031	1.850%	3,755,000	2,933,904
01/28/2033	4.550%	2,191,000	2,073,416
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	2,545,000	1,897,013
Northwestern Mutual Global Funding(a)
06/01/2028	1.700%	1,265,000	1,082,016
06/12/2028	4.900%	5,740,000	5,677,791
Pine Street Trust II(a)
02/15/2049	5.568%	1,890,000	1,637,905
Protective Life Global Funding(a)
01/13/2025	1.646%	3,990,000	3,771,757
07/06/2027	4.714%	5,445,000	5,296,666
Prudential Financial, Inc.(k)
03/01/2053	6.750%	175,000	172,903
Reliance Standard Life Global Funding II(a)
09/19/2023	3.850%	1,465,000	1,461,862
05/07/2025	2.750%	4,340,000	4,081,296
RGA Global Funding(a)
01/18/2029	2.700%	3,655,000	3,153,339
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	2,040,000	1,823,780
05/15/2047	4.270%	4,785,000	3,858,648
05/15/2050	3.300%	3,980,000	2,696,656
Total			124,991,578
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.1%
Hyatt Hotels Corp.
01/30/2027	5.750%	2,780,000	2,786,067
Marriott International, Inc.
10/15/2032	3.500%	3,400,000	2,887,843
Total			5,673,910
Media and Entertainment 0.4%
AMC Networks, Inc.
04/01/2024	5.000%	1,300,000	1,287,036
Banijay Entertainment SASU(a)
03/01/2025	5.375%	285,000	279,101
Diamond Sports Group LLC/Finance Co.(a),(n)
08/15/2026	0.000%	9,733,000	283,905
Discovery Communications LLC
05/15/2049	5.300%	1,063,000	865,491
09/15/2055	4.000%	1,298,000	845,700
Gray Television, Inc.(a)
07/15/2026	5.875%	900,000	820,771
05/15/2027	7.000%	1,460,000	1,308,694
Interpublic Group of Companies, Inc. (The)
04/15/2024	4.200%	333,000	328,238
Meta Platforms, Inc.
08/15/2027	3.500%	773,000	736,395
08/15/2052	4.450%	4,133,000	3,503,386
05/15/2053	5.600%	4,215,000	4,229,364
08/15/2062	4.650%	266,000	226,003
05/15/2063	5.750%	2,469,000	2,490,007
Prosus NV(a)
01/19/2052	4.987%	2,505,000	1,679,019
Take-Two Interactive Software, Inc.
03/28/2028	4.950%	3,880,000	3,821,502
Viacom, Inc.
03/15/2043	4.375%	1,067,000	734,993
09/01/2043	5.850%	1,510,000	1,249,156
04/01/2044	5.250%	161,000	120,571
ViacomCBS, Inc.
01/15/2031	4.950%	1,468,000	1,311,163
05/19/2032	4.200%	699,000	581,484
05/19/2050	4.950%	957,000	699,398
Walt Disney Co. (The)
03/15/2033	6.550%	1,000,000	1,104,684
Warnermedia Holdings, Inc.
03/15/2027	3.755%	2,401,000	2,250,634
03/15/2032	4.279%	30,000	26,470
03/15/2042	5.050%	6,975,000	5,737,204
03/15/2052	5.141%	15,833,000	12,613,653
03/15/2062	5.391%	713,000	565,032
Total			49,699,054

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.3%
Anglo American Capital PLC(a)
03/17/2028	2.250%	530,000	456,715
05/02/2033	5.500%	1,299,000	1,255,094
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%	2,075,000	1,720,343
BHP Billiton Finance USA Ltd.
02/28/2033	4.900%	1,349,000	1,329,266
Cleveland-Cliffs, Inc.(a)
04/15/2030	6.750%	1,295,000	1,233,725
First Quantum Minerals Ltd.(a)
04/01/2025	7.500%	2,200,000	2,195,356
Freeport-McMoRan, Inc.
11/14/2034	5.400%	5,000,000	4,735,068
Glencore Funding LLC(a)
03/12/2024	4.125%	1,375,000	1,362,304
Hecla Mining Co.
02/15/2028	7.250%	675,000	661,762
Kinross Gold Corp.
07/15/2027	4.500%	1,239,000	1,193,914
Newmont Corp.
10/01/2030	2.250%	10,077,000	8,187,002
Northern Star Resources Ltd.(a)
04/11/2033	6.125%	2,105,000	2,030,402
Novelis Corp.(a)
01/30/2030	4.750%	1,390,000	1,244,005
Nucor Corp.
05/23/2027	4.300%	690,000	669,163
05/01/2028	3.950%	1,500,000	1,425,979
Rain Carbon, Inc.(a)
09/01/2029	12.250%	975,000	1,004,279
Rain CII Carbon LLC/Corp.(a)
04/01/2025	7.250%	39,000	38,327
Rio Tinto Finance USA PLC
03/09/2033	5.000%	687,000	682,460
03/09/2053	5.125%	1,270,000	1,226,908
Southern Copper Corp.
04/23/2025	3.875%	600,000	581,750
Steel Dynamics, Inc.
06/15/2025	2.400%	491,000	462,320
10/15/2027	1.650%	747,000	641,472
01/15/2031	3.250%	1,510,000	1,315,638
Teck Resources Ltd.
08/15/2040	6.000%	342,000	323,215
Total			35,976,467
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 1.1%
AmeriGas Partners LP/Finance Corp.
08/20/2026	5.875%	2,300,000	2,180,820
Antero Midstream Partners LP/Finance Corp.(a)
01/15/2028	5.750%	1,300,000	1,244,449
Cheniere Energy Partners LP(a)
06/30/2033	5.950%	741,000	739,750
Colonial Enterprises, Inc.(a)
05/15/2030	3.250%	3,505,000	3,090,726
Colorado Interstate Gas Co. LLC/Issuing Corp.(a)
08/15/2026	4.150%	2,290,000	2,185,522
Columbia Pipelines Operating Co. LLC(a)
08/15/2030	5.927%	1,205,000	1,215,435
11/15/2033	6.036%	6,590,000	6,660,184
Crestwood Midstream Partners LP/Finance Corp.(a)
05/01/2027	5.625%	1,375,000	1,334,844
DT Midstream, Inc.(a)
06/15/2031	4.375%	1,600,000	1,385,968
EIG Pearl Holdings Sarl(a)
08/31/2036	3.545%	1,400,000	1,163,539
08/31/2036	3.545%	900,000	747,989
Enbridge, Inc.
03/08/2033	5.700%	5,418,000	5,420,557
Enbridge, Inc.(k)
07/15/2080	5.750%	1,213,000	1,101,510
01/15/2083	7.625%	1,056,000	1,060,446
Energy Transfer LP
02/15/2033	5.750%	873,000	867,007
Energy Transfer Operating LP
01/15/2024	5.875%	2,481,000	2,479,278
04/15/2047	5.300%	2,079,000	1,762,585
05/15/2050	5.000%	3,530,000	2,904,826
Energy Transfer Partners LP
03/15/2035	4.900%	134,000	122,280
06/15/2038	5.800%	646,000	610,687
10/01/2043	5.950%	280,000	256,012
03/15/2045	5.150%	2,220,000	1,868,773
06/15/2048	6.000%	173,000	159,771
Energy Transfer Partners LP/Regency Finance Corp.
11/01/2023	4.500%	2,409,000	2,402,816
EnLink Midstream LLC(a)
09/01/2030	6.500%	1,325,000	1,328,821
Enterprise Products Operating LLC
02/15/2024	3.900%	500,000	495,454
05/15/2046	4.900%	1,400,000	1,241,583
Enterprise Products Operating LLC(b)
3-month Term SOFR + 3.248% 08/16/2077	8.619%	324,000	319,462

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	49

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	758,470	638,379
09/30/2040	2.940%	427,433	336,972
Greensaif Pipelines Bidco Sarl(a)
02/23/2038	6.129%	975,000	978,268
02/23/2042	6.510%	975,000	984,929
Kinder Morgan Energy Partners LP
09/01/2024	4.250%	482,000	474,302
03/15/2032	7.750%	635,000	702,182
09/01/2039	6.500%	1,000,000	1,006,878
Kinder Morgan, Inc.
06/01/2045	5.550%	578,000	522,872
Magellan Midstream Partners LP
09/15/2046	4.250%	320,000	235,835
MPLX LP
12/01/2024	4.875%	325,000	320,852
06/01/2025	4.875%	200,000	196,866
03/01/2026	1.750%	335,000	305,134
03/15/2028	4.000%	2,434,000	2,284,981
03/01/2047	5.200%	1,500,000	1,292,669
NGPL PipeCo LLC(a)
08/15/2027	4.875%	412,000	394,778
Northern Natural Gas Co.(a)
10/16/2051	3.400%	496,000	327,050
ONEOK Partners LP
02/01/2041	6.125%	274,000	264,562
09/15/2043	6.200%	721,000	699,081
ONEOK, Inc.
01/15/2026	5.850%	504,000	506,584
11/01/2026	5.550%	2,875,000	2,876,349
09/01/2033	6.050%	4,230,000	4,263,565
07/13/2047	4.950%	2,050,000	1,685,180
03/15/2050	4.500%	6,830,000	5,126,980
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	1,807,000	1,761,503
09/15/2030	3.800%	650,000	575,453
06/01/2042	5.150%	2,185,000	1,806,376
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	2,435,000	2,233,946
05/15/2030	4.800%	1,500,000	1,323,092
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	2,472,000	2,430,140
03/15/2028	4.200%	177,000	167,728
05/15/2030	4.500%	1,067,000	1,004,303
Southern Natural Gas Co. LLC
02/15/2031	7.350%	2,910,000	3,038,032
Sunoco Logistics Partners Operations LP
04/01/2044	5.300%	1,239,000	1,053,092
05/15/2045	5.350%	25,000	21,362
10/01/2047	5.400%	4,041,000	3,480,064
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2025	7.500%	1,875,000	1,882,624
01/15/2028	5.500%	142,000	131,866
Targa Resources Corp.
04/15/2052	4.950%	472,000	383,078
07/01/2052	6.250%	753,000	723,546
02/15/2053	6.500%	5,065,000	5,064,610
Targa Resources Partners LP/Finance Corp.
02/01/2031	4.875%	825,000	758,736
TMS Issuer Sarl(a)
08/23/2032	5.780%	1,030,000	1,045,744
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%	242,000	213,544
03/15/2048	4.600%	4,875,000	4,067,574
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	1,500,000	1,291,069
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	750,000	649,389
08/15/2031	4.125%	3,250,000	2,760,829
Western Gas Partners LP
03/01/2048	5.300%	2,930,000	2,398,106
Williams Companies, Inc. (The)
01/15/2025	3.900%	1,050,000	1,024,048
09/15/2025	4.000%	2,327,000	2,253,023
03/15/2032	8.750%	3,486,000	4,081,217
Williams Companies., Inc. (The)
03/02/2026	5.400%	3,250,000	3,245,132
Williams Partners LP
03/04/2024	4.300%	2,787,000	2,763,480
03/04/2044	5.400%	263,000	237,154
Total			126,646,202
Natural Gas 0.2%
Boston Gas Co.(a)
08/01/2027	3.150%	1,472,000	1,335,767
CenterPoint Energy Resources Corp.
03/01/2033	5.400%	660,000	660,141
KeySpan Corp.
11/15/2030	8.000%	670,000	733,245
KeySpan Gas East Corp.(a)
03/06/2033	5.994%	4,625,000	4,584,111
NiSource, Inc.
02/15/2031	1.700%	605,000	467,469
06/30/2033	5.400%	930,000	921,316
ONE Gas, Inc.
03/11/2024	1.100%	696,000	678,432
Piedmont Natural Gas Co., Inc.
06/15/2033	5.400%	455,000	448,271

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sempra Energy
08/01/2033	5.500%	918,000	910,445
Sempra Energy(k)
04/01/2052	4.125%	5,768,000	4,669,915
South Jersey Industries, Inc.
Junior Subordinated
04/15/2031	5.020%	1,422,000	1,074,682
Southern Co. Gas Capital Corp.
09/15/2032	5.150%	5,715,000	5,578,640
03/15/2041	5.875%	1,940,000	1,911,633
05/30/2047	4.400%	443,000	356,969
Southwest Gas Corp.
08/15/2051	3.180%	2,930,000	1,807,248
Washington Gas Light Co.
09/15/2049	3.650%	587,000	419,407
Total			26,557,691
Office REIT 0.1%
Alexandria Real Estate Equities, Inc.
03/15/2052	3.550%	174,000	118,755
04/15/2053	5.150%	169,000	150,710
Hudson Pacific Properties LP
11/01/2027	3.950%	3,580,000	2,839,479
02/15/2028	5.950%	4,505,000	3,806,725
04/01/2029	4.650%	310,000	236,376
01/15/2030	3.250%	1,205,000	818,254
Kilroy Realty LP
11/15/2033	2.650%	1,875,000	1,302,017
Office Properties Income Trust
02/01/2027	2.400%	1,455,000	989,924
10/15/2031	3.450%	3,195,000	1,615,535
Piedmont Operating Partnership LP
08/15/2030	3.150%	1,675,000	1,209,441
04/01/2032	2.750%	2,339,000	1,574,830
Total			14,662,046
Oil Field Services 0.0%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	300,000	286,659
Schlumberger Holdings Corp.(a)
05/17/2028	3.900%	2,053,000	1,944,718
Schlumberger Investment SA
06/26/2030	2.650%	817,000	706,443
Venture Global LNG, Inc.(a)
06/01/2031	8.375%	1,335,000	1,346,999
Total			4,284,819
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions 0.2%
Five Point Operating Co. LP/Capital Corp.(a)
11/15/2025	7.875%	2,350,000	2,199,810
Greystone Commercial Capital Trust(a),(b),(g),(i)
1-month USD LIBOR + 2.270% 05/31/2025	7.606%	9,200,000	8,694,000
Howard Hughes Corp. (The)(a)
08/01/2028	5.375%	500,000	451,470
02/01/2031	4.375%	750,000	598,008
Icahn Enterprises LP/Finance Corp.
05/15/2026	6.250%	900,000	834,042
05/15/2027	5.250%	1,242,000	1,090,445
LeasePlan Corp NV(a)
10/24/2024	2.875%	3,440,000	3,299,324
Nationstar Mortgage Holdings Inc.(a)
08/15/2028	5.500%	1,050,000	955,537
Nationstar Mortgage Holdings, Inc.(a)
12/15/2030	5.125%	800,000	678,703
ORIX Corp.
12/04/2024	3.250%	1,560,000	1,507,663
Total			20,309,002
Other Industry 0.1%
Adtalem Global Education, Inc.(a)
03/01/2028	5.500%	315,000	294,555
AECOM
03/15/2027	5.125%	710,000	682,041
Gohl Capital Ltd.(a)
01/24/2027	4.250%	1,050,000	979,998
Massachusetts Institute of Technology
07/01/2114	4.678%	1,768,000	1,592,761
07/01/2116	3.885%	1,850,000	1,380,633
Northwestern University
12/01/2057	3.662%	1,350,000	1,054,677
PowerTeam Services LLC(a)
12/04/2025	9.033%	594,000	556,289
President and Fellows of Harvard College
07/15/2046	3.150%	3,031,000	2,244,051
07/15/2056	3.300%	2,230,000	1,608,397
Trustees of the University of Pennsylvania (The)
09/01/2112	4.674%	1,620,000	1,380,837
University of Southern California
10/01/2039	3.028%	4,525,000	3,613,402
Total			15,387,641

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	51

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.2%
American Assets Trust LP
02/01/2031	3.375%	3,115,000	2,408,616
CubeSmart LP
12/15/2028	2.250%	1,179,000	1,000,501
Extra Space Storage LP
12/15/2027	3.875%	160,000	149,152
04/01/2029	3.900%	563,000	515,367
06/15/2029	4.000%	570,000	521,022
10/15/2030	2.200%	2,043,000	1,629,764
10/15/2031	2.400%	670,000	525,796
03/15/2032	2.350%	3,369,000	2,618,087
Host Hotels & Resorts LP
06/15/2025	4.000%	1,050,000	1,013,925
02/01/2026	4.500%	520,000	501,555
Ladder Capital Finance Holdings LLLP/Corp.(a)
06/15/2029	4.750%	1,745,000	1,467,312
Lexington Realty Trust
10/01/2031	2.375%	3,805,000	2,878,008
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
06/01/2025	7.500%	2,150,000	2,158,099
Public Storage Operating Co.
08/01/2053	5.350%	2,380,000	2,318,781
Rexford Industrial Realty LP
09/01/2031	2.150%	3,832,000	2,957,527
WP Carey, Inc.
04/01/2033	2.250%	4,080,000	3,037,343
XHR LP(a)
06/01/2029	4.875%	1,335,000	1,159,664
Total			26,860,519
Packaging 0.2%
Amcor Flexibles North America, Inc.
05/17/2025	4.000%	2,085,000	2,022,411
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%	3,000,000	2,571,871
Ball Corp.
03/15/2026	4.875%	600,000	582,692
06/15/2029	6.000%	1,800,000	1,774,782
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	1,680,000	1,625,662
Berry Global, Inc.
01/15/2026	1.570%	3,261,000	2,964,398
01/15/2027	1.650%	1,273,000	1,104,092
Pactiv Evergreen Group Issuer LLC/Inc.(a)
10/15/2028	4.375%	2,500,000	2,230,718
Reynolds Group Issuer, Inc./LLC(a)
10/15/2027	4.000%	650,000	584,187
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sealed Air Corp.(a)
10/15/2026	1.573%	857,000	753,621
02/01/2028	6.125%	225,000	221,614
Trivium Packaging Finance BV(a)
08/15/2027	8.500%	280,000	266,342
Total			16,702,390
Paper 0.0%
Cascades, Inc./USA(a)
01/15/2028	5.375%	945,000	887,087
Celulosa Arauco y Constitucion SA
11/02/2027	3.875%	700,000	639,787
Celulosa Arauco y Constitucion SA(a)
04/30/2029	4.250%	500,000	452,073
Suzano Austria GmbH
01/15/2029	6.000%	275,000	273,061
01/15/2030	5.000%	825,000	766,555
01/15/2031	3.750%	1,000,000	847,516
Weyerhaeuser Co.
05/15/2026	4.750%	481,000	473,363
Total			4,339,442
Pharmaceuticals 1.0%
AbbVie, Inc.
11/21/2026	2.950%	838,000	784,074
03/15/2035	4.550%	4,650,000	4,394,470
05/14/2035	4.500%	2,175,000	2,045,966
05/14/2036	4.300%	1,926,000	1,766,064
11/21/2039	4.050%	6,640,000	5,693,166
10/01/2042	4.625%	1,000,000	887,191
05/14/2045	4.700%	1,365,000	1,225,372
11/21/2049	4.250%	3,160,000	2,660,643
Amgen, Inc.
03/02/2033	5.250%	4,001,000	3,978,271
03/02/2043	5.600%	11,054,000	10,850,011
01/15/2052	3.000%	4,360,000	2,833,258
02/22/2052	4.200%	345,000	274,555
03/02/2053	5.650%	1,136,000	1,126,179
09/01/2053	2.770%	890,000	532,249
02/22/2062	4.400%	724,000	573,155
03/02/2063	5.750%	4,173,000	4,116,276
Bausch Health Companies, Inc.(a)
01/30/2028	5.000%	1,100,000	490,394
02/15/2029	5.000%	100,000	42,381
02/15/2029	6.250%	3,475,000	1,520,789
01/30/2030	5.250%	1,200,000	506,882
02/15/2031	5.250%	1,200,000	508,454
Bayer US Finance II LLC(a)
12/15/2025	4.250%	1,445,000	1,399,289
12/15/2028	4.375%	5,945,000	5,647,257
07/15/2034	4.200%	229,000	201,298
06/25/2038	4.625%	1,515,000	1,300,771

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/15/2044	4.400%	2,799,000	2,204,255
06/25/2048	4.875%	3,505,000	2,984,192
Bayer US Finance LLC(a)
10/08/2024	3.375%	520,000	505,447
Bristol Myers Squibb Co.
06/15/2039	4.125%	1,346,000	1,188,132
Bristol-Myers Squibb Co.
08/15/2025	3.875%	74,000	71,490
05/15/2044	4.625%	555,000	502,627
11/15/2047	4.350%	2,060,000	1,775,367
CSL Finance PLC(a)
04/27/2029	4.050%	926,000	877,080
04/27/2032	4.250%	432,000	404,568
04/27/2052	4.750%	567,000	509,343
04/27/2062	4.950%	402,000	356,861
Eli Lilly & Co.
02/27/2053	4.875%	496,000	487,590
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	1,732,000	1,520,254
Jazz Securities DAC(a)
01/15/2029	4.375%	963,000	864,418
Johnson & Johnson
03/03/2037	3.625%	2,280,000	2,018,365
01/15/2038	3.400%	2,790,000	2,367,049
Kevlar SpA(a)
09/01/2029	6.500%	2,300,000	1,993,668
Merck & Co., Inc.
05/17/2033	4.500%	717,000	698,365
05/17/2044	4.900%	694,000	672,982
05/17/2053	5.000%	1,377,000	1,343,482
05/17/2063	5.150%	1,027,000	1,000,148
Mylan NV
06/15/2046	5.250%	290,000	229,433
Mylan, Inc.
04/15/2048	5.200%	3,250,000	2,528,718
Organon Finance 1 LLC(a)
04/30/2028	4.125%	1,550,000	1,402,240
04/30/2031	5.125%	1,725,000	1,468,164
Pfizer Investment Enterprises Pte., Ltd.
05/19/2030	4.650%	793,000	780,525
05/19/2033	4.750%	3,358,000	3,304,147
05/19/2043	5.110%	178,000	173,248
05/19/2053	5.300%	6,164,000	6,165,394
05/19/2063	5.340%	2,339,000	2,303,367
Royalty Pharma PLC
09/02/2025	1.200%	385,000	350,706
09/02/2027	1.750%	489,000	421,899
09/02/2030	2.200%	2,243,000	1,788,088
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	1,050,000	1,047,969
Viatris, Inc.
06/22/2030	2.700%	1,117,000	906,585
06/22/2040	3.850%	5,453,000	3,814,081
06/22/2050	4.000%	2,010,000	1,330,243
Total			107,718,905
Property & Casualty 0.5%
Alleghany Corp.
05/15/2030	3.625%	379,000	350,014
09/15/2044	4.900%	38,000	34,985
08/15/2051	3.250%	1,259,000	878,297
American International Group, Inc.
04/01/2026	3.900%	165,000	159,168
03/27/2033	5.125%	1,277,000	1,232,515
Aon Corp./Global Holdings PLC
12/02/2031	2.600%	4,495,000	3,688,087
Arch Capital Finance LLC
12/15/2046	5.031%	970,000	850,814
Arthur J. Gallagher & Co.
03/09/2052	3.050%	6,725,000	4,220,484
03/02/2053	5.750%	1,607,000	1,572,382
Assurant, Inc.
09/27/2023	4.200%	386,000	383,172
02/22/2030	3.700%	1,174,000	1,014,156
Assured Guaranty US Holdings, Inc.
09/15/2028	6.125%	1,225,000	1,238,555
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	994,000	789,547
Berkshire Hathaway, Inc.
03/15/2026	3.125%	4,674,000	4,479,637
CNA Financial Corp.
08/15/2027	3.450%	3,828,000	3,574,780
Fairfax Financial Holdings Ltd.
03/03/2031	3.375%	6,300,000	5,282,030
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	800,000	804,546
07/15/2048	7.200%	1,290,000	1,292,832
Farmers Exchange Capital II(a),(k)
Subordinated
11/01/2053	6.151%	2,700,000	2,587,322
Farmers Insurance Exchange(a)
05/01/2024	8.625%	1,165,000	1,178,257
Hartford Financial Services Group Inc. (The)(a),(b)
3-month USD LIBOR + 2.125% 02/12/2047	7.751%	2,265,000	1,938,721

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	53

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hartford Financial Services Group, Inc. (The)
10/15/2036	5.950%	283,000	287,977
Intact Financial Corp.(a)
09/22/2032	5.459%	1,198,000	1,180,523
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	2,080,000	1,487,399
05/15/2060	3.950%	1,525,000	1,025,560
Markel Corp.
05/20/2049	5.000%	5,095,000	4,468,677
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	7.842%	5,725,000	5,724,582
Old Republic International Corp.
06/11/2051	3.850%	825,000	574,041
PartnerRe Finance B LLC(k)
10/01/2050	4.500%	2,694,000	2,272,143
Trustage Financial Group, Inc.(a)
04/15/2032	4.625%	2,135,000	1,829,316
Willis North America, Inc.
09/15/2029	2.950%	2,000,000	1,733,377
WR Berkley Corp.
05/12/2050	4.000%	1,480,000	1,124,827
Total			59,258,723
Railroads 0.1%
Burlington Northern Santa Fe LLC
03/15/2043	4.450%	360,000	318,960
09/01/2043	5.150%	897,000	868,995
08/01/2046	3.900%	1,163,000	930,848
04/15/2054	5.200%	1,391,000	1,368,874
Canadian Pacific Railway Co.
05/01/2050	3.500%	3,280,000	2,408,344
CSX Corp.
05/30/2042	4.750%	482,000	436,133
Norfolk Southern Corp.
08/01/2030	5.050%	708,000	700,775
08/01/2054	5.350%	6,370,000	6,196,056
Union Pacific Corp.
10/01/2051	3.799%	876,000	691,129
08/15/2059	3.950%	201,000	155,290
03/20/2060	3.839%	738,000	565,281
Total			14,640,685
Refining 0.1%
Cosan Luxembourg SA(a)
06/27/2030	7.500%	750,000	751,291
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marathon Petroleum Corp.
12/15/2026	5.125%	578,000	575,315
03/01/2041	6.500%	136,000	138,890
Phillips 66
12/01/2027	4.950%	3,910,000	3,867,383
Phillips 66 Co.
02/15/2045	4.680%	1,300,000	1,096,937
Valero Energy Corp.
12/01/2031	2.800%	3,235,000	2,654,449
Total			9,084,265
Restaurants 0.0%
Brinker International, Inc.(a)
10/01/2024	5.000%	1,850,000	1,820,918
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	1,500,000	1,298,076
01/15/2030	6.750%	705,000	582,432
McDonald’s Corp.
09/01/2049	3.625%	910,000	686,723
08/14/2053	5.450%	716,000	715,935
Total			5,104,084
Retail REIT 0.0%
Brixmor Operating Partnership LP
08/16/2031	2.500%	915,000	719,276
Kimco Realty Corp.
02/01/2033	4.600%	3,780,000	3,469,526
Kite Realty Group LP
10/01/2026	4.000%	320,000	291,946
Realty Income Corp.
08/15/2027	3.950%	193,000	184,038
Total			4,664,786
Retailers 0.4%
Amazon.com, Inc.
08/22/2027	3.150%	646,000	607,503
12/01/2027	4.550%	461,000	458,964
05/12/2031	2.100%	791,000	656,274
05/12/2041	2.875%	1,257,000	941,231
04/13/2062	4.100%	424,000	351,398
Asbury Automotive Group, Inc.
03/01/2030	4.750%	1,535,000	1,346,249
AutoNation, Inc.
11/15/2024	3.500%	2,185,000	2,116,127
10/01/2025	4.500%	2,465,000	2,388,285
AutoZone, Inc.
04/21/2026	3.125%	415,000	393,579
01/15/2031	1.650%	1,175,000	913,003

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dick’s Sporting Goods, Inc.
01/15/2052	4.100%	2,690,000	1,745,343
Dollar General Corp.
07/05/2033	5.450%	6,218,000	6,027,671
Gap Inc. (The)(a)
10/01/2029	3.625%	1,550,000	1,179,378
Hanesbrands, Inc.(a)
05/15/2026	4.875%	1,475,000	1,378,989
Kontoor Brands, Inc.(a)
11/15/2029	4.125%	475,000	403,649
L Brands, Inc.
07/01/2036	6.750%	1,495,000	1,378,208
Lowe’s Companies, Inc.
07/01/2053	5.750%	730,000	722,048
04/01/2062	4.450%	539,000	420,505
04/01/2063	5.850%	555,000	541,229
Macy’s Retail Holdings LLC
12/15/2034	4.500%	1,600,000	1,140,103
Magic MergeCo, Inc.(a)
05/01/2029	7.875%	1,400,000	967,353
Rent-A-Center, Inc.(a)
02/15/2029	6.375%	300,000	272,483
Sally Holdings LLC/Capital, Inc.
12/01/2025	5.625%	2,000,000	1,985,756
Sonic Automotive Inc.(a)
11/15/2031	4.875%	1,620,000	1,346,630
Target Corp.
01/15/2033	4.400%	2,090,000	1,995,185
01/15/2053	4.800%	696,000	639,183
Tractor Supply Co.
11/01/2030	1.750%	3,885,000	3,039,320
05/15/2033	5.250%	1,275,000	1,246,914
Walgreens Boots Alliance Inc.
11/17/2023	0.950%	5,730,000	5,672,291
Walmart, Inc.
04/15/2030	4.000%	1,766,000	1,705,321
Total			43,980,172
Supermarkets 0.1%
Ahold Finance U.S.A. LLC
05/01/2029	6.875%	1,800,000	1,923,697
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2029	3.500%	1,520,000	1,316,107
C&S Group Enterprises LLC(a)
12/15/2028	5.000%	2,700,000	2,092,645
Total			5,332,449
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supranational 0.1%
Inter-American Development Bank
10/15/2025	6.800%	2,500,000	2,584,949
07/15/2027	6.750%	4,000,000	4,262,493
International Bank for Reconstruction & Development(f)
09/17/2030	0.000%	1,550,000	1,115,556
Total			7,962,998
Technology 1.5%
Advanced Micro Devices, Inc.
06/01/2032	3.924%	1,784,000	1,662,201
06/01/2052	4.393%	2,361,000	2,067,107
Apple, Inc.
05/11/2050	2.650%	5,095,000	3,392,666
08/05/2061	2.850%	560,000	362,307
08/08/2062	4.100%	351,000	294,001
Avnet, Inc.
03/15/2028	6.250%	4,468,000	4,502,994
06/01/2032	5.500%	2,876,000	2,723,803
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	1,500,000	1,383,873
Boxer Parent Co., Inc.(a)
03/01/2026	9.125%	2,500,000	2,504,631
Broadcom, Inc.
10/15/2024	3.625%	320,000	312,967
Broadcom, Inc.(a)
04/15/2029	4.000%	2,765,000	2,551,038
04/15/2034	3.469%	1,400,000	1,143,584
11/15/2035	3.137%	5,511,000	4,201,170
11/15/2036	3.187%	8,519,000	6,402,906
05/15/2037	4.926%	4,155,000	3,737,496
CDW LLC/Finance Corp.
05/01/2025	4.125%	2,500,000	2,420,077
12/01/2028	3.276%	5,270,000	4,620,180
CommScope, Inc.(a)
09/01/2029	4.750%	1,500,000	1,114,438
Concentrix Corp.
08/02/2028	6.600%	935,000	915,565
08/02/2033	6.850%	2,218,000	2,123,497
Corning, Inc.
11/15/2079	5.450%	171,000	153,259
DXC Technology Co.
09/15/2028	2.375%	5,845,000	4,822,280
Equifax, Inc.
06/01/2028	5.100%	7,960,000	7,787,980
Fidelity National Information Services, Inc.
03/01/2041	3.100%	2,890,000	2,007,876

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	55

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fiserv, Inc.
07/01/2024	2.750%	699,000	681,523
03/02/2033	5.600%	5,455,000	5,478,850
08/21/2033	5.625%	7,565,000	7,619,926
Flex Ltd.
01/15/2028	6.000%	2,560,000	2,587,801
Global Payments, Inc.
11/15/2024	1.500%	3,215,000	3,047,307
03/01/2026	1.200%	2,536,000	2,266,797
08/15/2052	5.950%	3,440,000	3,268,418
Hewlett Packard Enterprise Co.
07/01/2028	5.250%	5,420,000	5,374,223
HP, Inc.
06/17/2031	2.650%	909,000	733,527
Intel Corp.
08/05/2027	3.750%	749,000	715,854
02/10/2030	5.125%	1,202,000	1,202,711
08/12/2041	2.800%	1,687,000	1,169,315
08/12/2061	3.200%	671,000	418,959
02/10/2063	5.900%	1,545,000	1,548,088
International Business Machines Corp.
07/27/2027	4.150%	790,000	763,259
05/15/2029	3.500%	928,000	855,540
KLA Corp.
07/15/2062	5.250%	895,000	867,964
Leidos, Inc.
02/15/2031	2.300%	845,000	669,413
Microchip Technology, Inc.
09/01/2023	2.670%	5,040,000	5,039,557
02/15/2024	0.972%	345,000	337,125
Micron Technology, Inc.
11/01/2029	6.750%	5,040,000	5,241,055
Microsoft Corp.
03/17/2052	2.921%	2,813,000	1,993,763
03/17/2062	3.041%	4,290,000	2,962,675
NCR Corp.(a)
04/15/2029	5.125%	990,000	902,929
10/01/2030	5.250%	325,000	292,094
NetApp, Inc.
06/22/2025	1.875%	1,845,000	1,727,838
NXP BV/Funding LLC
03/01/2026	5.350%	1,056,000	1,049,231
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	342,000	300,536
11/30/2051	3.250%	600,000	386,750
Open Text Corp.(a)
12/01/2027	6.900%	650,000	659,313
Open Text Holdings, Inc.(a)
12/01/2031	4.125%	1,645,000	1,365,645
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oracle Corp.
11/15/2027	3.250%	2,409,000	2,231,904
03/25/2028	2.300%	903,000	794,606
11/09/2029	6.150%	997,000	1,036,920
11/09/2032	6.250%	3,200,000	3,348,508
11/15/2037	3.800%	3,892,000	3,130,895
03/25/2041	3.650%	2,929,000	2,208,929
04/01/2050	3.600%	6,281,000	4,324,178
03/25/2051	3.950%	3,413,000	2,488,911
02/06/2053	5.550%	1,855,000	1,723,964
05/15/2055	4.375%	73,000	55,993
PayPal Holdings, Inc.
10/01/2026	2.650%	964,000	897,982
10/01/2029	2.850%	204,000	180,098
06/01/2030	2.300%	1,435,000	1,206,086
06/01/2062	5.250%	3,394,000	3,229,991
Qorvo, Inc.(a)
12/15/2024	1.750%	1,200,000	1,128,237
QUALCOMM, Inc.
05/20/2053	6.000%	2,378,000	2,560,255
S&P Global, Inc.
03/01/2029	2.700%	1,348,000	1,204,654
08/15/2030	1.250%	592,000	465,607
03/01/2032	2.900%	505,000	432,449
Seagate HDD(a)
12/01/2032	9.625%	776,475	860,793
TD SYNNEX Corp.
08/09/2026	1.750%	314,000	276,821
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,550,000	1,525,044
Tencent Holdings Ltd.(a)
04/22/2051	3.840%	2,760,000	1,889,927
Texas Instruments, Inc.
03/14/2033	4.900%	1,083,000	1,086,828
03/14/2053	5.000%	1,016,000	986,923
05/18/2063	5.050%	2,676,000	2,563,453
VMware, Inc.
08/15/2026	1.400%	1,441,000	1,277,441
Western Union Co. (The)
03/15/2026	1.350%	140,000	125,211
Total			167,978,490
Tobacco 0.4%
Altria Group, Inc.
05/06/2030	3.400%	1,280,000	1,125,688
02/04/2041	3.400%	3,910,000	2,660,425
BAT Capital Corp.
08/15/2027	3.557%	409,000	379,298
03/25/2028	2.259%	1,930,000	1,660,898
03/25/2031	2.726%	1,790,000	1,416,771
08/02/2033	6.421%	898,000	895,993

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2037	4.390%	742,000	586,545
09/25/2040	3.734%	562,000	391,561
08/02/2043	7.079%	1,245,000	1,237,811
08/15/2047	4.540%	5,800,000	4,216,283
09/06/2049	4.758%	309,000	228,928
03/16/2052	5.650%	2,530,000	2,114,441
08/02/2053	7.081%	6,976,000	6,864,095
BAT International Finance PLC
03/16/2028	4.448%	8,000,000	7,588,112
Imperial Brands Finance PLC(a)
07/26/2024	3.125%	2,000,000	1,945,829
07/21/2025	4.250%	2,000,000	1,934,373
Philip Morris International, Inc.
02/15/2030	5.125%	2,810,000	2,777,769
02/15/2033	5.375%	2,552,000	2,519,499
Reynolds American, Inc.
06/12/2025	4.450%	1,325,000	1,296,205
08/04/2041	7.000%	1,127,000	1,093,793
09/15/2043	6.150%	501,000	458,413
08/15/2045	5.850%	4,327,000	3,752,697
Vector Group Ltd.(a)
02/01/2029	5.750%	3,250,000	2,832,443
Total			49,977,870
Transportation Services 0.3%
Element Fleet Management Corp.(a)
06/15/2025	3.850%	2,795,000	2,671,641
06/26/2026	6.271%	2,990,000	3,002,767
ERAC USA Finance LLC(a)
11/01/2025	3.800%	2,500,000	2,408,808
12/01/2026	3.300%	3,435,000	3,204,220
03/15/2042	5.625%	1,689,000	1,658,297
11/01/2046	4.200%	1,041,000	847,933
05/01/2053	5.400%	793,000	775,029
FedEx Corp. Pass-Through Trust
Series 2020-1 Class AA
02/20/2034	1.875%	618,772	498,831
Penske Truck Leasing Co. LP/Finance Corp.(a)
11/15/2025	1.200%	842,000	757,956
05/01/2028	5.550%	1,380,000	1,352,837
08/01/2028	6.050%	2,990,000	2,991,194
06/15/2030	6.200%	2,234,000	2,241,091
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)
06/15/2026	1.700%	1,236,000	1,100,928
Penske Truck Leasing Co., LP/Finance Corp.(a)
07/15/2025	4.000%	905,000	871,141
Ryder System, Inc.
06/01/2028	5.250%	3,425,000	3,380,267
Triton Container International Ltd.(a)
04/15/2026	2.050%	617,000	549,709
06/15/2031	3.150%	558,000	429,074
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TTX Co.(a)
01/15/2025	3.600%	1,620,000	1,572,882
12/01/2052	5.650%	415,000	425,058
XPO, Inc.(a)
06/01/2028	6.250%	575,000	563,486
06/01/2031	7.125%	275,000	276,834
Total			31,579,983
Wireless 0.8%
American Tower Corp.
02/15/2024	5.000%	665,000	661,869
03/15/2027	3.650%	684,000	641,988
04/15/2031	2.700%	4,545,000	3,713,252
09/15/2031	2.300%	477,000	373,145
03/15/2033	5.650%	4,176,000	4,159,730
07/15/2033	5.550%	6,619,000	6,551,950
Crown Castle International Corp.
07/15/2026	1.050%	401,000	353,755
03/15/2027	2.900%	684,000	628,024
04/01/2031	2.100%	368,000	289,893
07/15/2031	2.500%	238,000	191,890
04/01/2041	2.900%	1,652,000	1,112,775
Crown Castle, Inc.
09/01/2028	4.800%	434,000	421,355
05/01/2033	5.100%	3,195,000	3,072,649
Digicel Group 0.5 Ltd.(a),(l)
04/01/2025	8.000%	103,826	17,650
Digicel Holdings Bermuda Ltd./International Finance Ltd.(a)
05/25/2024	8.750%	700,000	639,894
Digicel International Finance Ltd./Holdings(a),(l)
12/31/2025	13.000%	860,640	618,341
Digicel International Finance Ltd./Holdings(a)
Subordinated
12/31/2026	8.000%	500,000	24,259
Digicel International Finance Ltd./Holdings Bermuda Ltd.(a)
05/25/2024	8.750%	2,425,000	2,211,280
Digicel Ltd.(a)
12/01/2023	6.750%	1,300,000	64,768
Millicom International Cellular SA(a)
04/27/2031	4.500%	500,000	394,250
Sprint Capital Corp.
11/15/2028	6.875%	1,766,000	1,865,884
03/15/2032	8.750%	3,140,000	3,741,406
Sprint Corp.
09/15/2023	7.875%	3,000,000	3,001,661
06/15/2024	7.125%	5,225,000	5,270,117
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%	2,241,312	2,213,160
03/20/2028	5.152%	7,861,250	7,791,570

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	57

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile US, Inc.
02/15/2026	2.250%	99,000	91,615
04/15/2027	3.750%	3,514,000	3,327,761
02/01/2028	4.750%	961,000	934,109
02/15/2028	2.050%	1,548,000	1,351,454
02/15/2029	2.625%	597,000	517,207
04/15/2029	3.375%	3,200,000	2,869,972
04/15/2030	3.875%	5,642,000	5,138,468
02/15/2031	2.550%	2,165,000	1,783,325
04/15/2031	3.500%	1,692,000	1,477,374
07/15/2033	5.050%	6,275,000	6,055,379
04/15/2040	4.375%	3,970,000	3,406,988
02/15/2041	3.000%	3,880,000	2,735,078
04/15/2050	4.500%	332,000	274,178
01/15/2054	5.750%	440,000	434,659
09/15/2062	5.800%	1,266,000	1,227,395
Vmed O2 UK Financing I PLC(a)
07/15/2031	4.750%	1,580,000	1,320,669
Vodafone Group PLC
06/19/2049	4.875%	3,150,000	2,669,834
02/10/2063	5.750%	550,000	510,780
Total			86,152,760
Wirelines 0.5%
AT&T, Inc.
02/15/2034	5.400%	4,106,000	3,986,868
05/15/2035	4.500%	759,000	673,757
03/01/2037	5.250%	2,205,000	2,087,442
08/15/2037	4.900%	584,000	528,417
03/01/2039	4.850%	1,086,000	964,970
06/01/2041	3.500%	659,000	483,013
09/15/2053	3.500%	10,356,000	6,815,366
09/15/2055	3.550%	4,271,000	2,787,092
12/01/2057	3.800%	531,000	357,511
09/15/2059	3.650%	6,015,000	3,892,497
Bell Canada
05/11/2033	5.100%	6,094,000	5,877,815
C&W Senior Financing DAC(a)
09/15/2027	6.875%	385,000	357,027
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	1,500,000	1,123,197
Frontier Communications Corp.(a)
05/01/2028	5.000%	269,000	230,535
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	650,000	631,437
03/15/2031	8.625%	2,458,000	2,363,108
GCI LLC(a)
10/15/2028	4.750%	1,480,000	1,284,168
Iliad Holding SAS(a)
10/15/2026	6.500%	550,000	523,892
10/15/2028	7.000%	500,000	465,143
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.(a)
03/01/2027	3.400%	1,925,000	1,775,739
Northwest Fiber LLC/Finance Sub, Inc.(a)
04/30/2027	4.750%	450,000	393,913
Qwest Corp.
09/15/2025	7.250%	3,978,000	3,817,941
Telecom Italia Capital SA
06/04/2038	7.721%	1,550,000	1,433,089
Total Play Telecomunicaciones SA de CV(a)
09/20/2028	6.375%	1,270,000	581,653
Verizon Communications, Inc.
02/15/2025	3.376%	2,527,000	2,450,902
12/03/2029	4.016%	530,000	492,203
01/20/2031	1.750%	555,000	431,658
03/21/2031	2.550%	552,000	454,265
03/15/2032	2.355%	4,020,000	3,179,200
08/10/2033	4.500%	307,000	283,649
11/01/2034	4.400%	3,565,000	3,225,756
03/22/2041	3.400%	2,127,000	1,579,516
Total			55,532,739
Total Corporate Bonds & Notes (Cost $3,632,293,315)			3,332,960,555

Foreign Government Obligations(o),(p) 1.4%

Australia 0.0%
NBN Co., Ltd.(a)
05/05/2026	1.450%	581,000	524,190
01/08/2027	1.625%	1,230,000	1,094,190
Total			1,618,380
Azerbaijan 0.0%
Southern Gas Corridor CJSC(a)
03/24/2026	6.875%	450,000	454,351
Bermuda 0.0%
Bermuda Government International Bond(a)
08/20/2030	2.375%	1,105,000	905,904
Brazil 0.0%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%	1,450,000	1,419,838
Brazilian Government International Bond
06/12/2030	3.875%	800,000	708,533
10/20/2033	6.000%	350,000	340,787
Total			2,469,158
Canada 0.0%
Province of British Columbia
09/01/2036	7.250%	2,000,000	2,495,718

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Foreign Government Obligations(o),(p) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Province of Manitoba
06/22/2026	2.125%	300,000	279,026
Province of Quebec(k)
03/02/2026	7.485%	230,000	241,736
Total			3,016,480
Chile 0.0%
Chile Government International Bond
01/27/2032	2.550%	448,000	376,132
01/31/2034	3.500%	850,000	737,405
Corporación Nacional del Cobre de Chile(a)
11/04/2044	4.875%	200,000	170,479
Empresa Nacional del Petroleo(a)
08/05/2026	3.750%	750,000	705,464
11/06/2029	5.250%	450,000	428,350
Total			2,417,830
Colombia 0.1%
Colombia Government International Bond
03/15/2029	4.500%	950,000	847,500
01/30/2030	3.000%	315,000	250,385
04/20/2033	8.000%	200,000	207,117
Ecopetrol SA
01/19/2029	8.625%	5,830,000	5,942,548
04/29/2030	6.875%	2,000,000	1,864,916
01/13/2033	8.875%	3,764,000	3,807,775
Total			12,920,241
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/27/2025	5.500%	100,000	98,807
01/27/2025	5.500%	100,000	98,807
07/19/2028	6.000%	1,400,000	1,353,263
07/19/2028	6.000%	275,000	265,820
02/22/2029	5.500%	2,655,000	2,483,149
02/22/2029	5.500%	161,000	150,579
01/30/2030	4.500%	628,000	547,311
09/23/2032	4.875%	750,000	635,841
Total			5,633,577
France 0.0%
Dexia Credit Local SA(a)
09/26/2023	3.250%	1,500,000	1,497,629
Guatemala 0.0%
Guatemala Government Bond(a)
08/10/2029	5.250%	450,000	428,450
10/07/2033	3.700%	794,000	640,410
Total			1,068,860
Foreign Government Obligations(o),(p) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hungary 0.0%
Hungary Government International Bond(a)
09/22/2031	2.125%	1,400,000	1,076,726
India 0.1%
Export-Import Bank of India(a)
08/05/2026	3.375%	860,000	812,123
02/01/2028	3.875%	1,025,000	960,265
01/13/2031	2.250%	1,030,000	817,628
Indian Railway Finance Corp., Ltd.(a)
01/21/2032	3.570%	1,110,000	949,745
Power Finance Corp., Ltd.(a)
12/06/2028	6.150%	546,000	552,959
Total			4,092,720
Indonesia 0.1%
Freeport Indonesia PT(a)
04/14/2032	5.315%	1,045,000	972,092
Indonesia Asahan Aluminium PT/Mineral Industri Persero(a)
05/15/2030	5.450%	560,000	539,167
Indonesia Government International Bond(a)
01/17/2038	7.750%	1,000,000	1,228,391
Lembaga Pembiayaan Ekspor Indonesia(a)
04/06/2024	3.875%	1,450,000	1,429,301
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2030	2.800%	1,000,000	869,162
PT Pertamina Persero(a)
08/25/2030	3.100%	1,424,000	1,228,329
05/20/2043	5.625%	250,000	233,112
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%	5,000,000	4,755,893
05/21/2028	5.450%	850,000	844,390
Total			12,099,837
Israel 0.0%
Israel Electric Corp., Ltd.(a)
08/14/2028	4.250%	2,200,000	2,051,353
Italy 0.1%
Cassa Depositi e Prestiti SpA(a)
05/05/2026	5.750%	1,200,000	1,183,910
Republic of Italy Government International Bond
10/17/2029	2.875%	1,700,000	1,484,074
06/15/2033	5.375%	8,270,000	8,121,582
Total			10,789,566
Japan 0.0%
Japan Bank for International Cooperation
05/23/2024	2.500%	600,000	586,491

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	59

Portfolio of Investments  (continued)
August 31, 2023
Foreign Government Obligations(o),(p) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Japan Finance Organization for Municipalities(a)
03/12/2024	3.000%	400,000	394,467
Total			980,958
Kazakhstan 0.0%
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%	300,000	282,231
04/24/2030	5.375%	962,000	876,183
KazTransGas JSC(a)
09/26/2027	4.375%	200,000	184,184
Total			1,342,598
Marshall Islands 0.0%
Nakilat, Inc.(a)
12/31/2033	6.067%	1,004,171	1,034,549
Mexico 0.4%
Comision Federal de Electricidad(a)
05/15/2029	4.688%	3,647,000	3,321,231
Mexico City Airport Trust(a)
10/31/2026	4.250%	1,435,000	1,370,830
04/30/2028	3.875%	420,000	387,959
10/31/2046	5.500%	667,000	555,337
07/31/2047	5.500%	4,424,000	3,649,546
Mexico Government International Bond
04/22/2029	4.500%	1,500,000	1,448,028
05/24/2031	2.659%	2,368,000	1,961,218
04/27/2032	4.750%	250,000	237,029
05/19/2033	4.875%	300,000	284,270
05/04/2053	6.338%	340,000	340,364
05/24/2061	3.771%	550,000	361,672
04/19/2071	3.750%	750,000	481,706
Pemex Project Funding Master Trust
06/15/2038	6.625%	50,000	32,814
Petroleos Mexicanos
03/13/2027	6.500%	11,947,000	10,473,363
02/12/2028	5.350%	276,000	221,786
01/23/2029	6.500%	625,000	508,269
01/28/2031	5.950%	3,798,000	2,758,287
02/16/2032	6.700%	4,723,000	3,572,024
06/15/2035	6.625%	2,215,000	1,517,492
01/23/2045	6.375%	940,000	570,055
01/23/2046	5.625%	300,000	171,973
09/21/2047	6.750%	3,752,000	2,319,084
01/28/2060	6.950%	50,000	31,009
Petroleos Mexicanos(a)
02/07/2033	10.000%	1,375,000	1,245,402
Total			37,820,748
Foreign Government Obligations(o),(p) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morocco 0.0%
Morocco Government International Bond(a)
12/15/2027	2.375%	1,300,000	1,134,510
12/15/2050	4.000%	350,000	229,582
OCP SA(a)
06/23/2031	3.750%	350,000	289,214
Total			1,653,306
Netherlands 0.0%
Equate Petrochemical BV(a)
04/28/2028	2.625%	700,000	617,300
Norway 0.0%
Equinor ASA
04/06/2030	3.125%	826,000	749,138
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%	600,000	593,346
Panama 0.0%
Banco Nacional de Panama(a)
08/11/2030	2.500%	875,000	692,862
08/11/2030	2.500%	600,000	475,106
Panama Government International Bond
03/16/2025	3.750%	200,000	193,825
01/23/2030	3.160%	1,315,000	1,144,247
09/29/2032	2.252%	200,000	151,861
01/19/2033	3.298%	650,000	535,266
02/14/2035	6.400%	200,000	205,398
Total			3,398,565
Paraguay 0.0%
Paraguay Government International Bond(a)
04/28/2031	4.950%	730,000	689,776
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
09/28/2027	2.400%	600,000	522,289
Peruvian Government International Bond
06/20/2030	2.844%	700,000	605,845
01/23/2031	2.783%	1,120,000	950,611
12/01/2032	1.862%	100,000	75,547
03/14/2037	6.550%	1,785,000	1,944,972
12/01/2060	2.780%	600,000	352,345
Petroleos del Peru SA(a)
06/19/2032	4.750%	2,100,000	1,559,512
Total			6,011,121

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Foreign Government Obligations(o),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Philippines 0.0%
Philippine Government International Bond
05/05/2030	2.457%		800,000	682,012
01/15/2032	6.375%		400,000	435,659
10/23/2034	6.375%		275,000	301,687
Total				1,419,358
Poland 0.0%
Bank Gospodarstwa Krajowego(a)
05/22/2033	5.375%		2,825,000	2,760,913
Republic of Poland Government International Bond
11/16/2032	5.750%		159,000	165,373
10/04/2033	4.875%		790,000	766,634
Total				3,692,920
Qatar 0.0%
Qatar Energy(a)
07/12/2031	2.250%		500,000	411,343
Romania 0.1%
Romanian Government International Bond(a)
02/17/2028	6.625%		200,000	206,431
02/14/2031	3.000%		2,100,000	1,732,233
05/25/2034	6.000%		5,488,000	5,351,698
12/02/2040	2.625%	EUR	500,000	333,548
Total				7,623,910
Russian Federation 0.0%
Russian Foreign Bond - Eurobond(a),(n)
06/23/2027	0.000%		800,000	415,782
Saudi Arabia 0.0%
Gaci First Investment Co.(a)
10/13/2032	5.250%		300,000	300,255
Saudi Government International Bond(a)
10/22/2030	3.250%		505,000	453,946
02/02/2061	3.450%		575,000	381,770
Total				1,135,971
Serbia 0.1%
Serbia International Bond(a)
12/01/2030	2.125%		6,640,000	5,058,181
09/26/2033	6.500%		2,800,000	2,755,504
Total				7,813,685
South Africa 0.1%
Eskom Holdings SOC Ltd.(a)
02/11/2025	7.125%		950,000	936,872
Foreign Government Obligations(o),(p) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Republic of South Africa Government International Bond
10/12/2028	4.300%	525,000	463,436
09/30/2029	4.850%	3,275,000	2,886,819
06/22/2030	5.875%	510,000	463,357
South Africa Government International Bond
01/17/2024	4.665%	1,100,000	1,089,143
Total			5,839,627
Ukraine 0.0%
Ukraine Government International Bond(a)
09/01/2024	7.750%	2,410,000	792,631
02/01/2026	8.994%	1,000,000	298,131
09/01/2027	7.750%	3,050,000	863,156
11/01/2030	9.750%	3,850,000	1,127,279
Total			3,081,197
United Arab Emirates 0.0%
DP World Ltd.(a)
07/02/2037	6.850%	300,000	321,339
Finance Department Government of Sharjah(a)
11/23/2032	6.500%	202,000	205,912
Total			527,251
United States 0.1%
Antares Holdings LP(a)
07/15/2027	3.750%	4,605,000	3,962,566
08/11/2028	7.950%	290,000	290,840
BOC Aviation USA Corp.(a)
04/29/2024	1.625%	2,015,000	1,958,960
Citgo Holding, Inc.(a)
08/01/2024	9.250%	25,000	25,013
DAE Funding LLC(a)
08/01/2024	1.550%	1,910,000	1,822,085
Total			8,059,464
Virgin Islands 0.0%
Sinopec Group Overseas Development Ltd.(a)
04/28/2025	3.250%	400,000	385,703
04/28/2025	3.250%	300,000	289,278
Total			674,981
Total Foreign Government Obligations (Cost $181,863,254)			157,699,506

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	61

Portfolio of Investments  (continued)
August 31, 2023
Inflation-Indexed Bonds 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.4%
U.S. Treasury Inflation-Indexed Bond
04/15/2028	1.250%	18,820,234	18,120,616
01/15/2033	1.125%	8,236,236	7,679,553
07/15/2033	1.375%	13,788,272	13,203,745
Total			39,003,914
Total Inflation-Indexed Bonds (Cost $40,326,513)			39,003,914

Municipal Bonds 0.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
University of California
Refunding Revenue Bonds
Taxable General
Series 2017AX
07/01/2025	3.063%	5,700,000	5,495,662
University of Michigan
Revenue Bonds
Taxable
Series 2022A
04/01/2122	4.454%	4,020,000	3,320,862
University of Virginia
Refunding Revenue Bonds
Taxable
Series 2021B
11/01/2051	2.584%	2,020,000	1,320,774
Revenue Bonds
Taxable
Series 2017C
09/01/2117	4.179%	725,000	560,348
Total			10,697,646
Hospital 0.1%
California Health Facilities Financing Authority
Refunding Revenue Bonds
Cedars-Sinai Health System
Series 2021
08/15/2051	3.000%	1,785,000	1,332,597
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	5,525,000	3,721,384
Total			5,053,981
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.0%
City of New York
Unlimited General Obligation Bonds
Series 2010 (BAM)
03/01/2036	5.968%	3,100,000	3,282,367
Sales Tax 0.0%
Puerto Rico Sales Tax Financing Corp.(q)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	2,740,000	2,652,061
Special Non Property Tax 0.1%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2020B-3
08/01/2035	2.000%	3,000,000	2,153,011
Revenue Bonds
Future Tax Secured
Subordinated Series 2020D-3
11/01/2032	2.400%	1,045,000	849,619
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds
Build America Bonds
Series 2010
08/01/2037	5.508%	1,245,000	1,274,054
State of Illinois
Revenue Bonds
Taxable Sales Tax
Series 2013
06/15/2028	3.350%	2,500,000	2,274,006
Total			6,550,690
Transportation 0.0%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Green Bonds
Series 2020C-2
11/15/2049	5.175%	810,000	747,335
Turnpike / Bridge / Toll Road 0.0%
Bay Area Toll Authority
Revenue Bonds
Series 2009 (BAM)
04/01/2049	6.263%	1,920,000	2,201,947
Pennsylvania Turnpike Commission
Revenue Bonds
Build America Bonds
Series 2009
12/01/2039	6.105%	1,620,000	1,757,275

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Private Activity Bond Surface Transportation Corp.
Revenue Bonds
Taxable North Tarrant Express Managed Lanes Project
Series 2019
12/31/2049	3.922%	875,000	705,952
Total			4,665,174
Total Municipal Bonds (Cost $40,002,332)			33,649,254

Residential Mortgage-Backed Securities - Agency(r) 27.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS
CMO Series 2011-84 Class Z
09/25/2041	5.250%	1,172,572	1,169,259
Federal Home Loan Mortgage Corp.
08/01/2024- 02/01/2025	8.000%	1,436	1,433
10/01/2028- 07/01/2032	7.000%	93,660	95,473
03/01/2031- 06/01/2052	3.000%	91,678,512	79,615,983
10/01/2031- 07/01/2037	6.000%	331,755	341,579
04/01/2033- 12/01/2052	5.500%	16,322,952	16,139,688
05/01/2033- 05/01/2052	3.500%	56,718,386	51,455,507
10/01/2039- 09/01/2052	5.000%	14,612,696	14,190,194
09/01/2040- 10/01/2052	4.000%	40,849,261	37,965,484
09/01/2040- 04/01/2053	4.500%	20,636,578	19,622,479
06/01/2050- 10/01/2052	2.500%	307,732,607	255,788,988
12/01/2050- 04/01/2052	2.000%	45,740,347	36,472,024
CMO Series 2060 Class Z
05/15/2028	6.500%	45,521	45,952
CMO Series 2310 Class Z
04/15/2031	6.000%	42,017	42,579
CMO Series 2725 Class TA
12/15/2033	4.500%	1,525,000	1,477,989
CMO Series 2882 Class ZC
11/15/2034	6.000%	2,550,206	2,533,163
CMO Series 2953 Class LZ
03/15/2035	6.000%	2,340,271	2,379,465
CMO Series 3028 Class ZE
09/15/2035	5.500%	152,351	148,167
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3032 Class PZ
09/15/2035	5.800%	366,573	376,287
CMO Series 3071 Class ZP
11/15/2035	5.500%	7,998,679	8,020,976
CMO Series 3121 Class EZ
03/15/2036	6.000%	87,896	88,715
CMO Series 3181 Class AZ
07/15/2036	6.500%	28,650	29,510
CMO Series 353 Class 300
12/15/2046	3.000%	5,441,599	4,802,844
CMO Series 3740 Class BA
10/15/2040	4.000%	1,119,143	1,055,875
CMO Series 3747 Class HY
10/15/2040	4.500%	2,991,000	2,893,292
CMO Series 3753 Class KZ
11/15/2040	4.500%	5,358,825	5,191,322
CMO Series 3769 Class ZC
12/15/2040	4.500%	2,674,064	2,592,854
CMO Series 3841 Class JZ
04/15/2041	5.000%	232,128	230,494
CMO Series 3888 Class ZG
07/15/2041	4.000%	522,550	494,553
CMO Series 3926 Class NY
09/15/2041	4.000%	433,423	410,350
CMO Series 3928 Class MB
09/15/2041	4.500%	1,024,987	992,154
CMO Series 3934 Class CB
10/15/2041	4.000%	2,621,398	2,469,626
CMO Series 3982 Class TZ
01/15/2042	4.000%	1,060,247	995,502
CMO Series 4027 Class AB
12/15/2040	4.000%	1,202,578	1,141,194
CMO Series 4057 Class ZB
06/15/2042	3.500%	5,875,514	5,358,214
CMO Series 4057 Class ZL
06/15/2042	3.500%	6,431,215	5,732,637
CMO Series 4077 Class KM
11/15/2041	3.500%	24,960	24,505
CMO Series 4091 Class KB
08/15/2042	3.000%	6,500,000	5,633,679
CMO Series 4182 Class QN
02/15/2033	3.000%	105,753	104,229
CMO Series 4361 Class VB
02/15/2038	3.000%	2,577,896	2,524,032
CMO Series 4421 Class PB
12/15/2044	4.000%	5,941,237	5,369,061

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	63

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4440 Class ZX
01/15/2045	4.000%	12,196,459	11,041,671
CMO Series 4463 Class ZA
04/15/2045	4.000%	4,626,743	4,297,667
CMO Series 4495 Class PA
09/15/2043	3.500%	125,334	119,283
CMO Series 4682 Class HZ
04/15/2047	3.500%	3,129,777	2,822,045
CMO Series 4771 Class HZ
03/15/2048	3.500%	9,695,495	8,505,518
CMO Series 4774 Class KA
12/15/2045	4.500%	131,372	129,477
CMO Series 4787 Class PY
05/15/2048	4.000%	1,086,278	1,001,475
CMO Series 4793 Class CD
06/15/2048	3.000%	818,666	720,598
CMO Series 4839 Class A
04/15/2051	4.000%	2,677,557	2,511,532
CMO Series 4941 Class CZ
11/25/2049	3.000%	1,116,125	920,058
Federal Home Loan Mortgage Corp.(b),(d)
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 11/15/2043	1.026%	12,370,235	806,202
CMO Series 2013-4258 Class SJ
-1.0 x 30-day Average SOFR + 6.764% Cap 6.650% 10/15/2043	1.576%	2,995,254	398,836
CMO Series 2014-4313 Class MS
-1.0 x 30-day Average SOFR + 6.264% Cap 6.150% 04/15/2039	1.076%	4,333,120	281,840
CMO Series 3404 Class AS
-1.0 x 30-day Average SOFR + 6.009% Cap 5.895% 01/15/2038	0.821%	1,532,833	88,593
CMO Series 3578 Class DI
-1.0 x 30-day Average SOFR + 6.764% Cap 6.650% 04/15/2036	1.576%	2,242,951	132,715
CMO Series 3833 Class LI
-1.0 x 30-day Average SOFR + 0.514% 10/15/2040	0.000%	5,797,578	303,227
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3892 Class SC
-1.0 x 30-day Average SOFR + 6.064% Cap 5.950% 07/15/2041	0.876%	3,507,052	213,876
CMO Series 3997 Class SK
-1.0 x 30-day Average SOFR + 6.714% Cap 6.600% 11/15/2041	1.526%	6,609,588	296,539
CMO Series 4087 Class SC
-1.0 x 30-day Average SOFR + 5.664% Cap 5.550% 07/15/2042	0.476%	4,255,403	195,415
CMO Series 4281 Class SA
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 12/15/2043	1.026%	6,806,306	393,024
CMO Series 4635 Class SE
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 12/15/2046	1.026%	10,753,002	565,676
CMO Series 4910 Class SG
-1.0 x 30-day Average SOFR + 6.164% Cap 6.050% 09/25/2049	0.877%	15,769,230	1,877,073
Federal Home Loan Mortgage Corp.(s)
08/01/2052	4.500%	10,991,078	10,421,530
Federal Home Loan Mortgage Corp.(b)
CMO Series 2380 Class F
30-day Average SOFR + 0.564% Floor 0.450%, Cap 8.500% 11/15/2031	5.753%	73,531	73,346
CMO Series 2557 Class FG
30-day Average SOFR + 0.514% Floor 0.400%, Cap 8.000% 01/15/2033	5.703%	165,548	165,024
CMO Series 2962 Class PF
30-day Average SOFR + 0.364% Floor 0.250%, Cap 7.000% 03/15/2035	5.553%	70,252	69,754

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2981 Class FU
30-day Average SOFR + 0.314% Floor 0.200%, Cap 8.000% 05/15/2030	5.503%	185,574	183,529
CMO Series 3065 Class EB
-3.0 x 30-day Average SOFR + 20.004% Cap 19.890% 11/15/2035	4.439%	302,837	299,663
CMO Series 3081 Class GC
-3.7 x 30-day Average SOFR + 23.948% Cap 23.833% 12/15/2035	4.923%	497,831	477,470
CMO Series 3085 Class FV
30-day Average SOFR + 0.814% Floor 0.700%, Cap 8.000% 08/15/2035	6.003%	431,626	432,656
CMO Series 3564 Class FC
30-day Average SOFR + 1.364% Floor 1.250%, Cap 6.500% 01/15/2037	6.443%	154,560	153,332
CMO Series 3680 Class FA
30-day Average SOFR + 1.114% Floor 1.000%, Cap 6.000% 06/15/2040	6.000%	483,353	480,351
CMO Series 3852 Class QN
-3.6 x 30-day Average SOFR + 27.325% Cap 5.500% 05/15/2041	5.500%	19,792	18,676
CMO Series 4048 Class FJ
30-day Average SOFR + 0.514% Floor 0.400%, Cap 9,999.000% 07/15/2037	5.618%	748,940	740,195
CMO Series 5115 Class FD
30-day Average SOFR + 0.250% Floor 0.250%, Cap 4.000% 08/15/2043	4.000%	6,794,269	6,414,700
Federal Home Loan Mortgage Corp.(d)
CMO Series 303 Class C21
01/15/2043	4.000%	10,290,819	1,737,618
CMO Series 303 Class C30
12/15/2042	4.500%	6,653,895	1,069,020
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 364 Class C15
12/15/2046	3.500%	4,189,659	682,784
CMO Series 4146 Class IA
12/15/2032	3.500%	4,652,381	478,891
CMO Series 4186 Class IB
03/15/2033	3.000%	4,793,634	429,429
CMO Series 4627 Class PI
05/15/2044	3.500%	1,443,682	47,377
CMO Series 4698 Class BI
07/15/2047	5.000%	11,680,670	2,009,165
CMO Series 5048 Class HI
01/15/2042	4.500%	3,001,736	481,003
CMO Series 5078 Class NI
06/15/2042	4.000%	2,740,000	525,534
Federal Home Loan Mortgage Corp.(c),(d)
CMO Series 351 Class 213
02/15/2046	4.118%	286,906	52,784
CMO Series 364 Class 141
12/15/2046	2.772%	329,517	46,247
CMO Series 364 Class 151
12/15/2046	3.381%	325,758	51,724
CMO Series 364 Class 158
12/15/2046	3.799%	175,171	30,720
CMO Series 364 Class 167
12/15/2046	2.550%	308,882	36,840
CMO Series 364 Class C23
12/15/2046	2.932%	4,067,777	570,347
CMO Series 364 Class C24
12/15/2046	3.458%	2,297,939	377,333
CMO Series 364 Class C25
12/15/2046	4.025%	711,404	133,665
CMO Series 368 Class C15
01/25/2048	3.246%	4,565,366	571,535
CMO Series 5094 Class IO
12/15/2048	1.508%	13,473,573	929,334
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K051 Class X1
09/25/2025	0.632%	16,616,683	139,185
CMO Series K058 Class X1
08/25/2026	1.039%	2,320,970	50,956
CMO Series KW02 Class X1
12/25/2026	0.416%	10,256,280	33,946

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	65

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. REMICS(b),(d)
CMO Series 204236 Class IS
-1.0 x 30-day Average SOFR + 6.114% Cap 6.000% 08/15/2043	0.926%	10,828,423	806,057
CMO Series 204419 Class BS
-1.0 x 30-day Average SOFR + 6.164% Cap 6.050% 05/15/2053	0.976%	26,408,832	2,608,635
CMO Series 204461 Class SA
-1.0 x 30-day Average SOFR + 6.314% Cap 6.200% 04/15/2045	1.126%	6,308,132	560,019
CMO Series 204839 Class WS
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 08/15/2056	1.026%	38,473,957	4,553,593
Federal Home Loan Mortgage Corp. REMICS(d)
CMO Series 204695 Class OI
06/15/2047	4.000%	3,049,027	514,676
CMO Series 204864 Class IU
12/15/2048	4.500%	2,726,491	497,278
CMO Series 205012 Class MI
09/25/2050	4.000%	9,784,990	1,903,958
CMO Series 205038 Class ID
11/25/2050	3.500%	31,758,318	5,473,759
CMO Series 4257 Class IK
12/15/2042	4.000%	3,660,028	639,658
CMO Series 4999 Class IA
08/25/2050	4.500%	10,231,490	2,017,936
CMO Series 5043 Class IO
11/25/2050	5.000%	17,098,583	3,895,794
CMO Series 5058 Class NI
06/25/2050	3.000%	15,607,009	2,743,846
CMO Series 5079 Class DI
02/25/2051	6.500%	10,709,229	2,143,722
CMO Series 5088 Class IB
03/25/2051	2.500%	25,594,161	4,204,857
CMO Series 5095 Class AI
04/25/2051	3.500%	22,458,145	3,871,490
CMO Series 5113 Class MI
06/25/2051	3.500%	18,271,077	3,528,068
CMO Series 5115 Class GI
09/25/2050	3.000%	11,074,112	1,985,047
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 5153 Class JI
10/25/2051	3.500%	8,831,606	1,575,511
CMO Series 5217 Class PI
04/25/2052	3.500%	5,891,994	691,444
Federal Home Loan Mortgage Corp. REMICS
CMO Series 3843 Class JZ
04/15/2041	5.100%	1,033,121	1,002,715
CMO Series 4372 Class Z
08/15/2044	3.000%	2,959,522	2,592,328
CMO Series 4402 Class YB
10/15/2044	3.000%	2,604,563	2,285,014
CMO Series 4612 Class HZ
08/15/2046	2.500%	7,134,885	5,566,845
CMO Series 4753 Class VZ
12/15/2047	3.000%	1,182,098	909,115
CMO Series 4755 Class Z
02/15/2048	3.000%	1,182,098	991,396
Federal Home Loan Mortgage Corp. REMICS(c),(d)
CMO Series 5065 Class EI
11/25/2044	5.407%	1,439,912	316,842
Federal National Mortgage Association
06/01/2024	9.000%	6	6
02/01/2025- 08/01/2027	8.000%	6,720	6,757
03/01/2026- 07/01/2038	7.000%	300,595	309,493
04/01/2027- 06/01/2032	7.500%	21,090	21,485
05/01/2029- 12/01/2052	6.000%	10,720,640	10,777,916
08/01/2029- 07/01/2052	3.000%	241,559,784	209,426,612
01/01/2031- 06/01/2053	2.500%	265,691,287	221,817,987
03/01/2033- 07/01/2053	5.500%	11,731,575	11,602,901
10/01/2033- 12/01/2052	3.500%	84,892,032	76,938,736
07/01/2039- 12/01/2052	5.000%	83,377,188	80,926,938
08/01/2040- 04/01/2052	2.000%	251,664,398	201,906,619
10/01/2040- 06/01/2056	4.500%	58,106,073	55,204,316
02/01/2041- 12/01/2052	4.000%	108,076,378	100,882,010
02/01/2051	1.500%	35,126,280	26,571,190
06/01/2053	6.500%	3,469,625	3,523,985
CMO Series 2003-22 Class Z
04/25/2033	6.000%	85,163	85,843
CMO Series 2003-33 Class PT
05/25/2033	4.500%	3,906	3,780

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-50 Class DZ
06/25/2037	5.500%	417,416	418,937
CMO Series 2010-139 Class HA
11/25/2040	4.000%	1,420,886	1,327,082
CMO Series 2010-37 Class A1
05/25/2035	5.410%	53,127	52,595
CMO Series 2011-18 Class ZK
03/25/2041	4.000%	3,048,970	2,878,665
CMO Series 2011-53 Class WT
06/25/2041	4.500%	276,908	265,650
CMO Series 2011-87 Class GB
09/25/2041	4.500%	7,000,000	6,749,981
CMO Series 2012-121 Class GZ
11/25/2042	3.500%	10,249,653	9,332,928
CMO Series 2012-68 Class ZA
07/25/2042	3.500%	8,027,333	7,367,312
CMO Series 2012-94
09/25/2042	3.500%	9,414,199	8,578,038
CMO Series 2013-106 Class LA
08/25/2041	4.000%	1,571,645	1,481,861
CMO Series 2013-16 Class GD
03/25/2033	3.000%	1,069,080	1,041,574
CMO Series 2013-66 Class AP
05/25/2043	6.000%	38,654	36,616
CMO Series 2016-9 Class A
09/25/2043	3.000%	595	592
CMO Series 2018-38 Class PA
06/25/2047	3.500%	459,894	433,535
CMO Series 2018-55 Class PA
01/25/2047	3.500%	1,220,718	1,169,651
CMO Series 2018-64 Class ET
09/25/2048	3.000%	2,671,708	2,369,635
CMO Series 2018-94D Class KD
12/25/2048	3.500%	729,669	680,881
CMO Series 2019-9 Class DZ
03/25/2049	4.000%	3,359,004	3,089,403
CMO Series 98-17 Class Z
04/18/2028	6.500%	30,211	29,883
Federal National Mortgage Association(s)
11/01/2050- 06/01/2051	1.500%	5,253,060	3,967,417
04/01/2051	2.000%	18,564,758	14,801,591
02/01/2052	3.000%	13,348,864	11,507,008
05/01/2052	3.500%	19,008,754	17,002,846
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b)
CMO Series 2002-59 Class HF
30-day Average SOFR + 0.464% Floor 0.350%, Cap 8.000% 08/17/2032	5.686%	10,866	10,857
CMO Series 2004-93 Class FC
30-day Average SOFR + 0.314% Floor 0.200%, Cap 8.000% 12/25/2034	5.602%	263,007	260,292
CMO Series 2006-71 Class SH
-2.6 x 30-day Average SOFR + 15.852% Cap 15.738% 05/25/2035	1.983%	132,339	118,961
CMO Series 2007-90 Class F
30-day Average SOFR + 0.604% Floor 0.490%, Cap 7.000% 09/25/2037	5.892%	11,038	10,939
CMO Series 2007-W7 Class 1A4
-6.0 x 30-day Average SOFR + 39.294% Cap 39.180% 07/25/2037	7.569%	40,406	45,565
CMO Series 2008-15 Class AS
-5.0 x 30-day Average SOFR + 33.114% Cap 33.000% 08/25/2036	6.677%	228,977	262,716
CMO Series 2010-142 Class HS
-2.0 x 30-day Average SOFR + 10.114% Cap 10.000% 12/24/2040	0.000%	452,249	268,623
CMO Series 2010-150 Class FL
30-day Average SOFR + 0.664% Floor 0.550%, Cap 7.000% 10/25/2040	5.952%	98,302	97,440
CMO Series 2012-1 Class FA
30-day Average SOFR + 0.614% Floor 0.500%, Cap 6.500% 02/25/2042	5.902%	753,349	731,026
CMO Series 2012-115 Class MT
-3.0 x 30-day Average SOFR + 13.614% Cap 4.500% 10/25/2042	0.000%	310,600	192,970

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	67

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-32 Class GT
30-day Average SOFR + 17.485% Cap 4.500% 01/25/2043	0.000%	32,299	19,336
Federal National Mortgage Association(b),(d)
CMO Series 2004-29 Class PS
-1.0 x 30-day Average SOFR + 7.714% Cap 7.600% 05/25/2034	2.427%	1,007,570	104,493
CMO Series 2006-43 Class SJ
-1.0 x 30-day Average SOFR + 6.704% Cap 6.590% 06/25/2036	1.417%	734,141	60,770
CMO Series 2009-100 Class SA
-1.0 x 30-day Average SOFR + 6.314% Cap 6.200% 12/25/2039	1.027%	2,343,056	206,850
CMO Series 2009-87 Class NS
-1.0 x 30-day Average SOFR + 6.364% Cap 6.250% 11/25/2039	1.077%	3,668,767	226,359
CMO Series 2010-131 Class SA
-1.0 x 30-day Average SOFR + 6.714% Cap 6.600% 11/25/2040	1.427%	3,132,093	302,657
CMO Series 2010-21 Class SA
-1.0 x 30-day Average SOFR + 6.364% Cap 6.250% 03/25/2040	1.077%	5,623,914	363,975
CMO Series 2010-57 Class SA
-1.0 x 30-day Average SOFR + 6.564% Cap 6.450% 06/25/2040	1.277%	1,390,419	107,319
CMO Series 2011-131 Class ST
-1.0 x 30-day Average SOFR + 6.654% Cap 6.540% 12/25/2041	1.367%	17,674,367	1,925,725
CMO Series 2011-47 Class GS
-1.0 x 30-day Average SOFR + 6.044% Cap 5.930% 06/25/2041	0.757%	4,629,446	281,464
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-17 Class MS
-1.0 x 30-day Average SOFR + 6.814% Cap 6.700% 03/25/2027	1.527%	1,069,482	16,114
CMO Series 2013-10 Class SJ
-1.0 x 30-day Average SOFR + 6.264% Cap 6.150% 02/25/2043	0.977%	3,954,749	321,278
CMO Series 2013-19 Class KS
-1.0 x 30-day Average SOFR + 6.314% Cap 6.200% 10/25/2041	1.027%	3,778,146	209,990
CMO Series 2013-34 Class SC
-1.0 x 30-day Average SOFR + 6.264% Cap 6.150% 04/25/2043	0.977%	11,189,382	1,077,737
CMO Series 2014-40 Class HS
-1.0 x 30-day Average SOFR + 6.814% Cap 6.700% 07/25/2044	1.527%	2,881,880	411,145
CMO Series 2014-52 Class SL
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 09/25/2044	0.927%	4,972,793	483,536
CMO Series 2015-81 Class SD
-1.0 x 30-day Average SOFR + 6.814% Cap 6.700% 01/25/2037	1.527%	3,302,434	219,204
CMO Series 2016-19 Class SA
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 04/25/2046	0.927%	4,355,619	270,892
CMO Series 2016-32 Class SA
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 10/25/2034	0.927%	1,982,299	121,101
CMO Series 2016-60 Class QS
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 09/25/2046	0.927%	5,722,477	391,333

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-60 Class SD
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 09/25/2046	0.927%	19,224,243	1,244,201
CMO Series 2016-60 Class SE
-1.0 x 30-day Average SOFR + 6.364% Cap 6.250% 09/25/2046	1.077%	5,559,317	341,249
CMO Series 2016-82 Class SG
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 11/25/2046	0.927%	7,831,590	462,419
CMO Series 2016-88 Class BS
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 12/25/2046	0.927%	13,262,505	959,029
CMO Series 2016-93 Class SL
-1.0 x 30-day Average SOFR + 6.764% Cap 6.650% 12/25/2046	1.477%	3,529,708	233,514
CMO Series 2017-26 Class SA
-1.0 x 30-day Average SOFR + 6.264% Cap 6.150% 04/25/2047	0.977%	5,288,464	305,694
CMO Series 2017-57 Class SD
-1.0 x 30-day Average SOFR + 4.064% Cap 2.750% 08/25/2047	0.000%	5,896,148	95,745
CMO Series 2018-43 Class SE
-1.0 x 30-day Average SOFR + 6.364% Cap 6.250% 09/25/2038	1.077%	4,257,971	304,552
CMO Series 2018-61 Class SA
-1.0 x 30-day Average SOFR + 6.314% Cap 6.200% 08/25/2048	1.027%	3,066,826	215,729
CMO Series 2019-35 Class SH
-1.0 x 30-day Average SOFR + 6.264% Cap 6.150% 07/25/2049	0.977%	12,662,389	759,637
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-39 Class SB
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 08/25/2049	0.927%	11,178,291	691,769
Federal National Mortgage Association(d)
CMO Series 2013-16 Class MI
03/25/2043	4.000%	3,691,035	391,880
CMO Series 2013-23 Class AI
03/25/2043	5.000%	4,779,623	825,453
CMO Series 2013-35 Class IB
04/25/2033	3.000%	5,539,731	520,551
CMO Series 2013-41 Class HI
02/25/2033	3.000%	6,227,963	405,692
CMO Series 2015-54 Class GI
07/25/2045	5.500%	17,687,087	3,008,261
CMO Series 2020-42 Class AI
06/25/2050	2.500%	18,797,738	2,050,256
CMO Series 2020-72 Class LI
12/25/2040	5.000%	5,332,056	1,063,027
CMO Series 2021-33 Class AI
05/25/2047	2.500%	34,811,197	4,138,289
CMO Series 20434 Class C24
06/25/2053	4.500%	32,509,078	7,461,753
CMO Series 385 Class 8
12/25/2037	5.500%	1,852,322	372,378
CMO Series 426 Class C58
03/25/2052	3.000%	37,812,346	6,284,132
CMO Series 427 Class C17
01/25/2035	3.000%	11,464,951	1,140,500
Federal National Mortgage Association(c),(d)
CMO Series 2021-24 Class IO
03/25/2059	1.142%	8,096,054	479,513
Federal National Mortgage Association REMICS
CMO Series 2010-136 Class CY
12/25/2040	4.000%	1,647,224	1,557,730
CMO Series 2012-105 Class Z
10/25/2042	3.500%	2,709,781	2,467,251
CMO Series 2013-18 Class ZA
03/25/2043	3.000%	3,569,542	3,166,205
CMO Series 2013-70 Class JZ
07/25/2043	3.000%	13,425,476	11,414,290
CMO Series 2018-11 Class BX
12/25/2047	4.000%	8,887,102	8,182,139
CMO Series 2019-70 Class CB
12/25/2049	3.500%	2,717,240	2,437,944

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	69

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-46 Class JG
07/25/2050	2.000%	2,162,823	1,728,192
Federal National Mortgage Association REMICS(d)
CMO Series 2013-10 Class GI
02/25/2033	3.000%	7,863,224	667,766
CMO Series 2017-54 Class ID
07/25/2047	4.000%	2,510,057	431,189
CMO Series 2020-99 Class IB
05/25/2050	3.500%	10,715,792	1,934,373
CMO Series 2021-1 Class IB
02/25/2061	3.500%	13,968,855	2,484,714
CMO Series 2021-74 Class LI
11/25/2051	3.500%	21,865,092	4,213,423
CMO Series 2022-38 Class IH
07/25/2052	4.500%	2,777,777	668,418
CMO Series 2022-5 Class LI
02/25/2052	3.000%	30,143,630	3,907,600
Federal National Mortgage Association REMICS(b),(d)
CMO Series 2017-14 Class DS
-1.0 x 30-day Average SOFR + 6.164% Cap 6.050% 03/25/2047	0.877%	8,874,562	853,379
CMO Series 2017-38 Class S
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 05/25/2047	0.927%	4,242,757	392,517
CMO Series 2018-45 Class SM
-1.0 x 30-day Average SOFR + 6.314% Cap 6.200% 06/25/2048	1.027%	11,525,592	1,206,432
CMO Series 3908 Class XS
-1.0 x 30-day Average SOFR + 6.564% Cap 6.450% 06/15/2039	1.376%	8,778,012	755,276
Government National Mortgage Association
05/15/2040- 10/20/2048	5.000%	2,299,144	2,274,553
05/20/2041- 12/20/2052	4.500%	8,947,801	8,487,186
02/15/2042- 08/20/2052	4.000%	16,718,982	15,448,925
03/20/2046- 05/20/2050	3.500%	34,306,678	31,494,380
12/20/2046- 06/20/2052	3.000%	70,273,499	61,948,271
08/20/2051- 04/20/2052	2.500%	30,522,998	25,986,113
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/20/2053	5.500%	16,697,230	16,528,583
CMO Series 2005-45 Class ZA
06/16/2035	6.000%	1,631,414	1,670,723
CMO Series 2009-104 Class YD
11/20/2039	5.000%	1,321,402	1,295,965
CMO Series 2009-55 Class LX
07/20/2039	5.000%	1,623,615	1,604,619
CMO Series 2009-67 Class DB
08/20/2039	5.000%	1,803,335	1,768,807
CMO Series 2010-108 Class WL
04/16/2040	4.000%	1,811,227	1,737,085
CMO Series 2010-120 Class AY
09/20/2040	4.000%	1,667,902	1,596,698
CMO Series 2010-135 Class PE
10/16/2040	4.000%	3,744,885	3,593,659
CMO Series 2014-3 Class EP
02/16/2043	2.750%	5,057,875	4,631,643
CMO Series 2016-111 Class PB
08/20/2046	2.500%	1,097,000	787,541
CMO Series 2018-1 Class LZ
01/20/2048	3.000%	4,377,185	3,467,462
CMO Series 2018-115 Class DE
08/20/2048	3.500%	1,512,963	1,377,920
CMO Series 2018-147 Class BZ
10/20/2048	3.500%	4,061,788	3,743,582
CMO Series 2018-53 Class AL
11/20/2045	3.500%	733,755	691,362
Government National Mortgage Association(b)
1-year CMT + 1.136% 03/20/2066	6.286%	104,019	103,953
1-year CMT + 0.715% 04/20/2066	5.864%	266,350	265,334
CMO Series 2006-37 Class AS
-6.0 x 1-month Term SOFR + 39.774% Cap 39.660% 07/20/2036	7.089%	508,635	600,362
CMO Series 2010-H03 Class FA
1-month Term SOFR + 0.664% Floor 0.550%, Cap 10.690% 03/20/2060	5.698%	286,245	285,074
CMO Series 2010-H26 Class LF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 13.898% 08/20/2058	5.605%	116,263	115,763

The accompanying Notes to Financial Statements are an integral part of this statement.
70	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2011-114 Class KF
1-month Term SOFR + 0.564% Floor 0.450%, Cap 6.500% 03/20/2041	5.879%	40,736	40,609
CMO Series 2012-H20 Class BA
1-month Term SOFR + 0.814% Floor 0.700%, Cap 10.500% 09/20/2062	5.815%	47,346	47,097
CMO Series 2012-H21 Class CF
1-month Term SOFR + 0.814% Floor 0.700% 05/20/2061	4.871%	1,667	1,595
CMO Series 2012-H21 Class DF
1-month Term SOFR + 0.764% Floor 0.650% 05/20/2061	4.871%	1,485	1,463
CMO Series 2012-H25 Class FA
1-month Term SOFR + 0.814% Floor 0.700% 12/20/2061	4.700%	26,091	25,692
CMO Series 2013-115 Class EF
1-month Term SOFR + 0.364% Floor 0.250%, Cap 6.500% 04/16/2028	5.677%	34,113	34,096
CMO Series 2013-H02 Class FD
1-month Term SOFR + 0.454% Floor 0.340%, Cap 10.500% 12/20/2062	5.595%	84,836	84,137
CMO Series 2013-H05 Class FB
1-month Term SOFR + 0.514% Floor 0.400% 02/20/2062	4.963%	1,895	1,850
CMO Series 2013-H08 Class BF
1-month Term SOFR + 0.514% Floor 0.400%, Cap 10.000% 03/20/2063	5.655%	626,016	618,898
CMO Series 2013-H14 Class FD
1-month Term SOFR + 0.584% Floor 0.470%, Cap 11.000% 06/20/2063	5.725%	430,520	427,847
CMO Series 2013-H17 Class FA
1-month Term SOFR + 0.664% Floor 0.550%, Cap 11.000% 07/20/2063	5.805%	74,973	74,650
CMO Series 2013-H18 Class EA
1-month Term SOFR + 0.614% Floor 0.500%, Cap 10.190% 07/20/2063	5.755%	108,492	108,125
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H19 Class FC
1-month Term SOFR + 0.714% Floor 0.600%, Cap 11.000% 08/20/2063	5.855%	586,504	584,790
CMO Series 2015-H26 Class FC
1-month Term SOFR + 0.714% Floor 0.600%, Cap 11.000% 08/20/2065	5.818%	61,045	60,874
CMO Series 2017-H03 Class FB
1-month Term SOFR + 0.764% Floor 0.650%, Cap 15.000% 06/20/2066	5.868%	1,336,911	1,333,757
CMO Series 2018-H04 Class FM
1-month Term SOFR + 0.414% Floor 0.300%, Cap 11.000% 03/20/2068	5.518%	1,596,401	1,580,841
CMO Series 2019-H01 Class FL
1-month Term SOFR + 0.564% Floor 0.450%, Cap 11.000% 12/20/2068	5.668%	360,237	359,659
CMO Series 2019-H10 Class FM
1-month Term SOFR + 0.514% Floor 0.400%, Cap 11.000% 05/20/2069	5.618%	1,396,655	1,386,420
CMO Series 2020-H13 Class FM
1-month Term SOFR + 0.514% Floor 0.400%, Cap 11.000% 08/20/2070	5.618%	2,033,577	2,010,482
CMO Series 2022-H01 Class FE
1-month Term SOFR + 0.614% Floor 0.500%, Cap 99.000% 01/20/2072	5.255%	10,925,198	10,801,092
CMO Series 2022-H09 Class EF
30-day Average SOFR + 0.450% Floor 0.450%, Cap 11.000% 04/20/2072	5.688%	5,284,784	5,242,997
CMO Series 2022-H09 Class GF
30-day Average SOFR + 0.700% Floor 0.700% 04/20/2072	5.322%	3,212,599	3,179,343
CMO Series 2022-H22 Class FE
30-day Average SOFR + 1.040% Floor 1.040%, Cap 7.500% 09/20/2072	4.798%	2,640,090	2,621,552

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	71

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(d)
CMO Series 2010-31 Class ES
-1.0 x 1-month Term SOFR + 5.114% Cap 5.000% 03/20/2040	0.000%	6,631,300	320,722
CMO Series 2011-13 Class S
-1.0 x 1-month Term SOFR + 6.064% Cap 5.950% 01/16/2041	0.523%	4,421,535	261,365
CMO Series 2011-30 Class SB
-1.0 x 1-month Term SOFR + 6.714% Cap 6.600% 02/20/2041	1.172%	2,174,143	169,850
CMO Series 2015-155 Class SA
-1.0 x 1-month Term SOFR + 5.814% Cap 5.700% 10/20/2045	0.272%	2,828,350	228,127
CMO Series 2017-93 Class CS
-1.0 x 1-month Term SOFR + 6.314% Cap 6.200% 06/20/2047	0.772%	8,768,259	935,719
CMO Series 2019-123 Class SP
-1.0 x 1-month Term SOFR + 6.214% Cap 6.100% 10/20/2049	0.672%	11,929,216	704,974
CMO Series 2019-13 Class SA
-1.0 x 1-month Term SOFR + 6.214% Cap 6.100% 01/20/2049	0.672%	9,118,812	846,156
CMO Series 2019-6 Class SJ
-1.0 x 1-month Term SOFR + 6.214% Cap 6.100% 01/20/2049	0.672%	7,463,109	477,910
CMO Series 2019-86 Class SG
-1.0 x 1-month Term SOFR + 5.714% Cap 5.600% 07/20/2049	0.172%	3,754,920	198,334
Government National Mortgage Association(c)
CMO Series 2010-H17 Class XQ
07/20/2060	5.140%	1,262	962
CMO Series 2017-H04 Class DA
12/20/2066	4.394%	433	422
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2003-72 Class Z
11/16/2045	5.386%	262,060	253,553
Government National Mortgage Association(d)
CMO Series 2013-3 Class IT
01/20/2043	5.000%	3,117,745	643,384
CMO Series 2016-88 Class PI
07/20/2046	4.000%	5,812,001	928,384
CMO Series 2016-89 Class HI
07/20/2046	3.500%	2,234,118	349,896
CMO Series 2017-101 Class AI
07/20/2047	4.000%	3,891,943	530,492
CMO Series 2017-52 Class AI
04/20/2047	6.000%	2,921,783	475,119
CMO Series 2017-68 Class TI
05/20/2047	5.500%	1,159,216	179,853
CMO Series 2017-88 Class JI
09/20/2046	5.500%	1,846,057	342,455
CMO Series 2019-108 Class MI
07/20/2049	3.500%	7,722,207	1,077,210
CMO Series 2019-99 Class AI
08/16/2049	4.000%	5,160,741	1,105,472
CMO Series 2020-134 Class AI
09/20/2050	3.000%	9,656,300	1,291,534
CMO Series 2020-34 Class IO
12/20/2039	5.000%	8,441,536	1,656,722
Government National Mortgage Association(c),(d)
CMO Series 2014-150 Class IO
07/16/2056	0.378%	10,929,989	174,832
CMO Series 2014-H05 Class AI
02/20/2064	1.430%	4,213,276	163,125
CMO Series 2014-H14 Class BI
06/20/2064	1.663%	4,868,770	165,046
CMO Series 2014-H15 Class HI
05/20/2064	1.432%	4,033,105	125,966
CMO Series 2014-H20 Class HI
10/20/2064	1.313%	1,457,791	79,021
CMO Series 2015-163 Class IO
12/16/2057	0.740%	1,592,455	49,783
CMO Series 2015-189 Class IG
01/16/2057	0.623%	6,394,277	159,446
CMO Series 2015-30 Class IO
07/16/2056	0.690%	2,491,337	76,741
CMO Series 2015-32 Class IO
09/16/2049	0.579%	3,772,877	71,187
CMO Series 2015-73 Class IO
11/16/2055	0.439%	1,467,636	20,559

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency(r) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-9 Class IO
02/16/2049	0.522%	6,689,627	107,622
CMO Series 2015-H22 Class BI
09/20/2065	1.796%	1,810,268	61,922
CMO Series 2016-72 Class IO
12/16/2055	0.768%	6,689,849	185,381
CMO Series 2020-171 Class IO
10/16/2060	0.958%	6,039,352	404,047
CMO Series 2020-32 Class IA
03/16/2047	3.965%	7,866,073	1,248,955
CMO Series 2021-33 Class IO
10/16/2062	0.841%	7,849,020	481,982
CMO Series 2021-40 Class IO
02/16/2063	0.824%	6,893,799	421,069
CMO Series 2021-H03 Class IO
04/20/2070	0.000%	13,859,348	49,497
CMO Series 2021-H08 Class IA
01/20/2068	0.008%	1,817,188	9,770
Government National Mortgage Association TBA(m)
09/21/2053	2.500%	35,325,000	30,051,088
09/21/2053	4.500%	33,190,000	31,629,033
09/21/2053	5.000%	14,125,000	13,744,563
09/21/2053	5.500%	41,681,000	41,257,677
Seasoned Credit Risk Transfer Trust
CMO Series 2018-2 Class MV (FHLMC)
11/25/2057	3.500%	3,993,030	3,630,189
Uniform Mortgage-Backed Security TBA(m)
09/14/2053- 10/12/2053	2.500%	147,002,000	121,777,847
09/14/2053- 10/12/2053	3.000%	103,371,000	89,120,548
09/14/2053	3.500%	31,775,000	28,400,147
09/14/2053- 10/12/2053	4.000%	94,100,000	86,884,336
09/14/2053- 10/12/2053	4.500%	133,861,000	126,971,820
09/14/2053- 10/12/2053	5.000%	126,368,000	122,544,105
09/14/2053- 10/12/2053	5.500%	202,581,000	200,007,490
09/14/2053	6.000%	14,701,000	14,739,475
10/12/2053	2.000%	89,275,000	71,165,427
Total Residential Mortgage-Backed Securities - Agency (Cost $3,305,456,832)			3,108,961,640

Residential Mortgage-Backed Securities - Non-Agency(o) 4.1%

ACE Securities Corp. Home Equity Loan Trust(b)
CMO Series 2006-OP1 Class A2D
1-month Term SOFR + 0.594% Floor 0.240% 04/25/2036	5.909%	7,396,675	6,550,754
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ajax Mortgage Loan Trust(a),(c)
CMO Series 2019-F Class A1
07/25/2059	2.860%	4,449,751	4,163,671
Angel Oak Mortgage Trust(a),(c)
CMO Series 2022-6 Class A1
07/25/2067	4.300%	16,938,745	15,988,850
Arroyo Mortgage Trust(a)
CMO Series 2022-1 Class A3
12/25/2056	3.650%	1,000,000	717,695
Banc of America Funding Trust
CMO Series 2006-3 Class 4A14
03/25/2036	6.000%	345,104	271,500
CMO Series 2006-3 Class 5A3
03/25/2036	5.500%	332,774	284,229
Banc of America Funding Trust(t)
CMO Series 2006-D Class 3A1
05/20/2036	4.393%	645,795	560,186
Banc of America Funding Trust(b)
CMO Series 2007-C Class 7A1
1-month Term SOFR + 0.534% Floor 0.420% 05/20/2047	5.849%	1,393,034	1,235,755
Bayview MSR Opportunity Master Fund Trust(a),(b)
CMO Series 2022-2 Class AF
30-day Average SOFR + 0.850% 12/25/2051	6.138%	2,204,734	2,014,831
Bayview MSR Opportunity Master Fund Trust(a),(c)
Subordinated CMO Series 2021-5 Class B1
11/25/2051	3.487%	960,309	767,599
Subordinated CMO Series 2022-2 Class B3A
12/25/2051	3.404%	1,449,528	1,030,517
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M2
1-month Term SOFR + 2.814% Floor 2.700% 03/25/2029	8.129%	1,769,729	1,782,229
CMO Series 2021-3A Class M1C
30-day Average SOFR + 1.550% Floor 1.550% 09/25/2031	6.838%	2,200,000	2,146,191
CMO Series 2022-1 Class M1C
30-day Average SOFR + 3.700% Floor 3.700% 01/26/2032	8.996%	2,500,000	2,514,371
BRAVO Residential Funding Trust(a),(c)
CMO Series 2021-B Class A1
04/01/2069	2.115%	8,259,900	7,911,232

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	73

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BVRT Financing Trust(a),(b),(g),(i)
CMO Series 2021-4F Class A
1-month USD LIBOR + 0.000% 09/14/2026	2.050%	2,174,708	2,174,708
Carrington Mortgage Loan Trust(b)
CMO Series 2006-NC3 Class A3
1-month Term SOFR + 0.264% Floor 0.150%, Cap 12.500% 08/25/2036	5.729%	1,346,103	1,258,631
CMO Series 2006-NC3 Class A4
1-month Term SOFR + 0.354% Floor 0.240%, Cap 12.500% 08/25/2036	5.909%	9,300,000	7,333,195
Chase Mortgage Finance Corp.(a),(c)
Subordinated CMO Series 2019-1 Class B2
03/25/2050	3.892%	919,031	775,748
Subordinated Series 2016-SH1 Class M2
04/25/2045	3.750%	195,269	173,872
CIM Group(a),(c)
CMO Series 2020-R7 Class A1A
12/27/2061	2.250%	6,036,618	5,151,683
CIM Trust(a),(c)
CMO Series 2019-J2 Class B1
10/25/2049	3.770%	815,830	705,446
CMO Series 2019-R5 Class M2
09/25/2059	3.250%	1,100,000	963,391
CMO Series 2020-R6 Class A1A
12/25/2060	2.250%	3,917,766	3,341,119
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	4,723,715	4,549,849
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	7,694,058	6,648,560
CMO Series 2022-I1 Class A1
02/25/2067	4.350%	6,047,129	5,794,829
CMO Series 2023-NR2 Class A1
06/25/2062	6.000%	6,115,850	5,747,134
CMO Series 2023-R1 Class A1A
04/25/2062	5.400%	12,657,618	11,984,426
CMO Series 2023-R3 Class A1A
01/25/2063	4.500%	10,803,942	9,852,076
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	205,577	199,558
Citigroup Mortgage Loan Trust(a),(c)
CMO Series 2022-A Class A1
09/25/2062	6.170%	2,217,395	2,186,233
Citigroup Mortgage Loan Trust, Inc.(a),(c)
Subordinated CMO Series 2021-J2 Class B3W
07/25/2051	2.769%	469,666	331,265
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-R01 Class 2M2
30-day Average SOFR + 2.564% 07/25/2031	7.852%	133,506	134,006
CMO Series 2020-R02 Class 2M2
30-day Average SOFR + 2.114% 01/25/2040	7.402%	232,610	234,022
CMO Series 2020-SBT1 Class 1M2
30-day Average SOFR + 3.764% 02/25/2040	9.052%	1,500,000	1,548,858
CMO Series 2020-SBT1 Class 2M2
30-day Average SOFR + 3.764% 02/25/2040	9.052%	3,500,000	3,624,930
CMO Series 2022-R07 Class 1M2
30-day Average SOFR + 4.650% 06/25/2042	9.938%	2,700,000	2,885,795
CMO Series 2023-R01 Class 1M2
30-day Average SOFR + 3.750% 12/25/2042	9.038%	3,750,000	3,900,440
Subordinated CMO Series 2019-R05 Class 1B1
30-day Average SOFR + 4.214% 07/25/2039	9.502%	1,556,835	1,603,540
Subordinated CMO Series 2020-R02 Class 2B1
30-day Average SOFR + 3.114% 01/25/2040	8.402%	5,250,000	5,145,689
Subordinated CMO Series 2022-R02 Class 2B1
30-day Average SOFR + 4.500% 01/25/2042	9.788%	1,000,000	1,014,940
Subordinated CMO Series 2022-R04 Class 1B1
30-day Average SOFR + 5.250% 03/25/2042	10.538%	750,000	791,250
Countrywide Home Loan Mortgage Pass-Through Trust(c)
CMO Series 2007-HY5 Class 1A1
09/25/2047	4.715%	292,807	222,796
Credit Suisse Mortgage Capital Trust(a),(c)
CMO Series 2021-RP11 Class PT
10/25/2061	3.783%	7,677,930	5,645,192
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2022-ATH2 Class A1
05/25/2067	4.570%	6,570,575	6,260,296

The accompanying Notes to Financial Statements are an integral part of this statement.
74	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-ATH3 Class A3
08/25/2067	6.567%	1,496,547	1,470,021
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	4,508,213	4,378,236
Credit-Based Asset Servicing & Securitization LLC(c)
CMO Series 2007-CB1 Class AF3
01/25/2037	5.737%	3,385,752	1,040,898
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	5,082,319	4,737,203
CMO Series 2020-RPL2 Class A12
02/25/2060	3.511%	3,308,522	3,310,291
CMO Series 2020-RPL6 Class A1
03/25/2059	2.688%	2,460,758	2,413,675
CMO Series 2021-NQM6 Class A1
07/25/2066	1.174%	8,102,384	6,402,725
CMO Series 2022-RPL4 Class A1
04/25/2062	3.904%	2,631,918	2,438,087
CSMCM Trust(a)
CMO Series 2021-RP11 Class CERT
10/27/2061	3.778%	317,412	233,476
CSMCM Trust Certificates(a),(c)
CMO Series 2018-RPL4 Class CERT
07/25/2050	3.735%	1,442,360	1,259,429
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2021-4 Class M1
11/25/2066	3.257%	2,000,000	1,440,748
Domino’s Pizza Master Issuer LLC(a)
CMO Series 2015-1A Class A2II
10/25/2045	4.474%	1,865,000	1,786,489
Downey Savings & Loan Association Mortgage Loan Trust(b)
CMO Series 2005-AR6 Class 2A1A
1-month Term SOFR + 0.694% Floor 0.290%, Cap 11.000% 10/19/2045	6.009%	1,119,819	949,158
CMO Series 2006-AR2 Class 2A1A
1-month Term SOFR + 0.314% Floor 0.200% 10/19/2036	5.829%	1,810,683	1,238,778
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF18 Class A2D
1-month Term SOFR + 0.324% Floor 0.210% 12/25/2037	5.849%	1,208,107	1,035,652
CMO Series 2007-FF2 Class A2B
1-month Term SOFR + 0.214% Floor 0.100% 03/25/2037	5.629%	3,240,560	1,512,863
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2007-AR1 Class 1A1
05/25/2037	4.010%	197,345	83,133
Flagstar Mortgage Trust(a),(c)
Subordinated CMO Series 2018-5 Class B3
09/25/2048	4.456%	895,969	800,093
Subordinated CMO Series 2019-2 Class B1
12/25/2049	4.032%	860,840	747,135
Subordinated CMO Series 2019-2 Class B2
12/25/2049	4.032%	920,685	790,782
Subordinated CMO Series 2021-12 Class B2
11/25/2051	2.982%	1,248,606	925,871
Freddie Mac STACR Remic Trust(a),(b)
CMO Series 2020-DNA2 Class B1
30-day Average SOFR + 2.614% Floor 2.500% 02/25/2050	7.902%	2,700,000	2,701,698
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA2 Class M2
30-day Average SOFR + 1.964% 02/25/2050	7.252%	1,072,717	1,080,041
CMO Series 2020-HQA1 Class M2
30-day Average SOFR + 2.014% 01/25/2050	7.302%	35,130	35,246
CMO Series 2020-HQA2 Class M2
30-day Average SOFR + 3.214% 03/25/2050	8.502%	1,250,013	1,288,217
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	6.938%	1,083,856	1,083,656
CMO Series 2021-HQA1 Class B1
30-day Average SOFR + 3.000% 08/25/2033	8.288%	6,500,000	6,410,988
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	7.538%	10,909,164	10,821,459
CMO Series 2021-HQA3 Class M2
30-day Average SOFR + 2.100% 09/25/2041	7.388%	2,410,000	2,345,743
CMO Series 2021-HQA4 Class M2
30-day Average SOFR + 2.350% 12/25/2041	7.638%	3,000,000	2,933,450

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	75

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-DNA1 Class M2
30-day Average SOFR + 2.500% 01/25/2042	7.788%	4,875,000	4,783,586
CMO Series 2022-DNA3 Class M1B
30-day Average SOFR + 2.900% 04/25/2042	8.188%	3,940,000	3,995,022
Subordinated CMO Series 2021-DNA3 Class B1
30-day Average SOFR + 3.500% 10/25/2033	8.788%	2,025,000	2,070,856
Subordinated CMO Series 2021-DNA6 Class B1
30-day Average SOFR + 3.400% 10/25/2041	8.688%	2,000,000	2,003,305
Subordinated CMO Series 2021-DNA7 Class M2
30-day Average SOFR + 1.800% 11/25/2041	7.088%	960,000	938,778
Subordinated CMO Series 2021-HQA3 Class B1
30-day Average SOFR + 3.350% 09/25/2041	8.638%	820,000	813,850
Subordinated CMO Series 2022-DNA6 Class M2
30-day Average SOFR + 5.750% 09/25/2042	11.038%	6,000,000	6,516,677
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	7.888%	4,393,016	4,454,730
CMO Series 2022-DNA2 Class M1B
30-day Average SOFR + 2.400% 02/25/2042	7.688%	5,000,000	4,988,000
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	9.288%	1,805,000	1,879,116
Subordinated CMO Series 2021-DNA7 Class B1
30-day Average SOFR + 3.650% 11/25/2041	8.719%	710,000	716,642
Galton Funding Mortgage Trust(a),(c)
CMO Series 2019-1 Class B1
02/25/2059	4.250%	1,586,367	1,450,715
CMO Series 2019-1 Class B2
02/25/2059	4.500%	890,865	817,389
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2018-2 Class B2
10/25/2058	4.750%	467,341	438,235
GCAT LLC(a),(c)
CMO Series 2021-1 Class A1
11/25/2049	2.487%	5,918,725	5,377,294
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	7.969%	1,000,000	989,489
GS Mortgage-Backed Securities Corp. Trust(a),(c)
CMO Series 2019-PJ3 Class A1
03/25/2050	3.500%	17,901	16,086
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2023-PJ4 Class A3
01/25/2054	6.000%	2,500,000	2,468,457
Subordinated CMO Series 2021-GR3 Class B3
04/25/2052	3.385%	990,283	731,616
GSAMP Trust(b)
CMO Series 2004-OPT Class M1
1-month Term SOFR + 0.984% Floor 0.580% 11/25/2034	6.299%	883,083	833,440
GSR Mortgage Loan Trust(c)
CMO Series 2006-AR2 Class 2A1
04/25/2036	3.574%	924,701	621,606
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month Term SOFR + 0.314% Floor 0.200% 11/19/2036	5.829%	5,560,667	4,365,426
HSI Asset Securitization Corp. Trust(b)
CMO Series 2006-OPT1 Class M1
1-month Term SOFR + 0.654% Floor 0.360% 12/25/2035	5.969%	738,808	729,057
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A1
1-month Term SOFR + 0.674% Floor 0.280%, Cap 11.500% 04/25/2047	5.989%	2,344,974	2,198,633
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2007-CH5 Class A5
1-month Term SOFR + 0.374% Floor 0.260% 06/25/2037	5.949%	354,388	352,407
JPMorgan Mortgage Trust(a),(c)
CMO Series 2018-5 Class A13
10/25/2048	3.500%	888,698	754,581

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-6 Class 1A10
12/25/2048	3.500%	137,629	119,644
CMO Series 2019-1 Class A3
05/25/2049	4.000%	248,207	225,652
CMO Series 2019-2 Class A3
08/25/2049	4.000%	79,887	73,526
CMO Series 2019-5 Class A3
11/25/2049	4.000%	188,412	171,407
CMO Series 2019-8 Class A15
03/25/2050	3.500%	140,981	122,352
CMO Series 2019-9 Class B2A
05/25/2050	3.418%	1,391,533	1,150,055
CMO Series 2019-HYB1 Class B1
10/25/2049	4.670%	942,469	874,487
CMO Series 2019-INV2 Class A3
02/25/2050	3.500%	132,389	115,494
CMO Series 2019-LTV2 Class A18
12/25/2049	4.000%	2,978	2,953
CMO Series 2019-LTV3 Class B3
03/25/2050	4.381%	1,567,057	1,373,546
CMO Series 2020-1 Class A15
06/25/2050	3.500%	426,719	370,826
CMO Series 2020-2 Class A15
07/25/2050	3.500%	273,664	234,271
CMO Series 2020-5 Class A15
12/25/2050	3.000%	202,548	167,021
CMO Series 2020-5 Class B1
12/25/2050	3.578%	931,585	779,033
CMO Series 2021-13 Class A3
04/25/2052	2.500%	9,830,079	7,794,946
Subordinated CMO Series 2017-1 Class B4
01/25/2047	3.450%	400,154	341,238
Subordinated CMO Series 2017-3 Class B1
08/25/2047	3.750%	1,194,647	1,064,927
Subordinated CMO Series 2017-6 Class B2
12/25/2048	3.780%	518,475	448,406
Subordinated CMO Series 2018-8 Class B1
01/25/2049	4.042%	1,072,824	945,377
Subordinated CMO Series 2018-8 Class B2
01/25/2049	4.042%	894,020	782,195
Subordinated CMO Series 2019-2 Class B2
08/25/2049	4.465%	2,098,028	1,895,711
Subordinated CMO Series 2019-6 Class B1
12/25/2049	4.242%	921,508	822,229
Subordinated CMO Series 2019-8 Class B3A
03/25/2050	3.423%	1,846,131	1,507,233
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-LTV1 Class B2
06/25/2049	4.611%	1,505,453	1,382,538
Subordinated CMO Series 2019-LTV2 Class B2
12/25/2049	4.676%	1,109,048	1,026,633
Subordinated CMO Series 2019-LTV2 Class B3
12/25/2049	4.676%	924,207	849,095
Subordinated CMO Series 2020-8 Class B2
03/25/2051	3.515%	1,850,329	1,515,644
Subordinated CMO Series 2022-LTV2 Class A1
11/25/2052	3.304%	1,555,389	1,169,691
JPMorgan Mortgage Trust(a),(b)
CMO Series 2018-7FRB Class A1
1-month Term SOFR + 0.864% 04/25/2046	6.163%	506,091	477,124
JPMorgan Trust(a),(c)
Subordinated CMO Series 2015-3 Class B3
05/25/2045	3.593%	424,189	380,855
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2019-PR1 Class A1
09/25/2059	6.858%	6,190,935	6,132,940
CMO Series 2020-GS1 Class A1
10/25/2059	2.882%	2,972,541	2,971,631
CMO Series 2020-GS2 Class A1
03/25/2060	2.750%	10,816,431	10,764,780
CMO Series 2020-SL1 Class A
01/25/2060	2.734%	299,406	297,308
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	960,150	909,196
CMO Series 2021-SL1 Class A
09/25/2060	1.991%	609,609	601,711
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	245,818	227,161
Lehman XS Trust(b)
CMO Series 2005-5N Class 3A1A
1-month Term SOFR + 0.414% Floor 0.300% 11/25/2035	6.029%	342,052	334,464
CMO Series 2006-2N Class 1A1
1-month Term SOFR + 0.634% Floor 0.260% 02/25/2046	5.949%	1,087,008	952,086
loanDepot GMSR Master Trust(a),(b)
Series 2018-GT1 Class A
1-month Term SOFR + 2.914% Floor 2.800% 10/16/2023	8.227%	1,300,000	1,124,998

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	77

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A
1-month Term SOFR + 0.414% Floor 0.150% 11/25/2036	5.729%	3,600,642	2,586,545
CMO Series 2006-11 Class 2A2
1-month Term SOFR + 0.214% Floor 0.100% 12/25/2036	5.629%	29,297,026	10,341,663
MASTR Alternative Loan Trust
CMO Series 2004-12 Class 4A1
12/25/2034	5.500%	344,524	331,675
Mello Mortgage Capital Acceptance Trust(a),(c)
Subordinated CMO Series 2021-INV1 Class B3
06/25/2051	2.970%	1,936,621	1,364,029
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-1 Class A2D
1-month Term SOFR + 0.454% Floor 0.340% 04/25/2037	5.769%	15,916,838	6,068,303
MortgageIT Trust(b)
CMO Series 2005-5 Class A1
1-month Term SOFR + 0.634% Floor 0.260%, Cap 11.500% 12/25/2035	5.949%	425,298	406,207
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2018-4A Class A1S
1-month Term SOFR + 0.864% Floor 0.750% 01/25/2048	6.179%	884,544	865,023
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	7.338%	694,866	695,159
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	8.288%	2,250,000	2,283,498
Oaktown Re VII Ltd.(a),(b)
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 04/25/2034	7.969%	2,200,000	2,201,571
CMO Series 2021-2 Class M1C
30-day Average SOFR + 3.350% Floor 3.350% 04/25/2034	8.419%	2,000,000	1,929,287
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
OBX Trust(a),(c)
CMO Series 2019-EXP1 Class 1A3
01/25/2059	4.000%		44,177	41,933
CMO Series 2019-INV2 Class A25
05/27/2049	4.000%		86,959	78,851
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates(b)
CMO Series 2005-4 Class M2
1-month Term SOFR + 0.864% Floor 0.500% 11/25/2035	6.179%		11,526,000	11,020,300
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2022-4 Class A1
08/25/2027	5.000%		2,986,014	2,883,975
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%		5,856,613	5,457,861
CMO Series 2022-RN2 Class A1
06/25/2052	5.000%		7,925,275	7,512,046
CMO Series 2022-RN2 Class A2
06/25/2052	6.500%		13,780,000	12,918,663
CMO Series 2022-RN3 Class A1
08/25/2052	5.000%		9,318,195	8,841,741
Radnor RE Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 12/27/2033	7.288%		3,000,000	3,034,060
RALI Trust(c)
CMO Series 2005-QA4 Class A41
04/25/2035	4.225%		10,356	10,226
RALI Trust(c),(d)
CMO Series 2006-QS18 Class 1AV
12/25/2036	0.464%		19,802,509	324,793
CMO Series 2007-QS1 Class 2AV
01/25/2037	0.158%		20,878,349	104,623
Rathlin Residential(a),(b)
CMO Series 2021-1A Class A
1-month EURIBOR + 2.000% 09/27/2075	5.632%	EUR	2,400,834	2,516,060
RFMSI Trust(c)
CMO Series 2005-SA5 Class 1A
11/25/2035	3.618%		592,642	363,429
CMO Series 2006-SA4 Class 2A1
11/25/2036	5.251%		144,386	122,101
Seasoned Credit Risk Transfer Trust(c)
CMO Series 2017-3SC Class HT (FHLMC)
07/25/2056	3.250%		16,853,098	14,406,478

The accompanying Notes to Financial Statements are an integral part of this statement.
78	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Seasoned Credit Risk Transfer Trust
CMO Series 2017-4 Class M45T
06/25/2057	4.500%	2,313,211	2,221,450
CMO Series 2018-2 Class HT (FHLMC)
11/25/2057	3.000%	264,169	223,708
CMO Series 2018-3 Class HT (FHLMC)
08/25/2057	3.000%	291,733	245,516
CMO Series 2018-4 Class HT (FHLMC)
03/25/2058	3.000%	243,138	204,495
CMO Series 2019-1 Class HT (FHLMC)
07/25/2058	3.000%	978,624	827,994
CMO Series 2019-2 Class HT (FHLMC)
08/25/2058	3.000%	180,322	152,670
CMO Series 2019-3 Class HT (FHLMC)
10/25/2058	3.000%	72,109	61,076
Sequoia Mortgage Trust(a),(c)
CMO Series 2019-4 Class A19
11/25/2049	3.500%	145,982	124,147
CMO Series 2019-CH2 Class A1
08/25/2049	4.500%	32,030	30,938
CMO Series 2021-5 Class A19
07/25/2051	2.500%	660,588	502,357
Subordinated CMO Series 2015-1 Class B1
01/25/2045	3.920%	281,170	264,246
Subordinated CMO Series 2018-6 Class B1
07/25/2048	4.162%	1,092,687	982,494
Subordinated CMO Series 2019-2 Class B2
06/25/2049	4.261%	1,763,934	1,582,576
Subordinated CMO Series 2020-3 Class B2
04/25/2050	3.323%	980,169	786,497
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2021-3 Class A1
06/25/2056	1.127%	5,572,290	4,447,085
Structured Adjustable Rate Mortgage Loan Trust(c)
CMO Series 2004-20 Class 1A2
01/25/2035	5.036%	330,406	304,609
CMO Series 2006-5 Class 1A1
06/25/2036	4.540%	645,085	583,115
Texas Capital Bank NA(a),(b)
CMO Series 2021 Class NOTE
3-month USD LIBOR + 4.500% 09/30/2024	10.038%	5,338,182	5,285,336
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2022-INV2 Class A1
06/25/2057	4.350%	5,781,189	5,494,236
Towd Point HE Trust(a)
CMO Series 2023-1 Class A1A
02/25/2063	6.875%	1,010,178	1,009,013
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a),(c)
CMO Series 2022-INV1 Class A3
08/25/2067	5.830%	1,802,228	1,746,845
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A3
1-month Term SOFR + 0.264% Floor 0.150% 01/25/2037	5.729%	3,257,148	1,482,483
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR8 Class A
08/25/2033	5.626%	191,917	182,620
CMO Series 2004-AR4 Class A6
06/25/2034	5.059%	1,523,281	1,426,610
CMO Series 2004-AR7 Class A6
07/25/2034	5.010%	743,160	693,765
CMO Series 2007-HY1 Class 3A3
02/25/2037	3.715%	2,135,004	1,781,419
CMO Series 2007-HY3 Class 1A1
03/25/2037	3.479%	393,357	312,304
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR11 Class A1A
1-month Term SOFR + 0.754% Floor 0.320%, Cap 10.500% 08/25/2045	6.069%	552,331	516,736
CMO Series 2005-AR17 Class A1A1
1-month Term SOFR + 0.654% Floor 0.270%, Cap 10.500% 12/25/2045	5.969%	1,889,188	1,689,498
CMO Series 2005-AR2 Class 2A1A
1-month Term SOFR + 0.734% Floor 0.310%, Cap 10.500% 01/25/2045	6.049%	468,805	456,651
CMO Series 2005-AR8 Class 2A1A
1-month Term SOFR + 0.694% Floor 0.290%, Cap 10.500% 07/25/2045	6.009%	1,741,249	1,602,644
CMO Series 2005-AR9 Class A1A
1-month Term SOFR + 0.754% Floor 0.320%, Cap 10.500% 07/25/2045	6.069%	425,952	397,217
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	5.370%	1,094,643	1,006,680
CMO Series 2006-AR5 Class A12A
1-year MTA + 0.980% Floor 0.980% 06/25/2046	5.410%	323,396	290,052

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	79

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-OC2 Class A3
1-month Term SOFR + 0.734% Floor 0.310% 06/25/2037	6.049%	1,686,735	1,552,240
Wells Fargo Mortgage-Backed Securities Trust(a),(c)
CMO Series 2019-1 Class A1
11/25/2048	3.936%	42,689	39,484
Subordinated CMO Series 2018-1 Class B3
07/25/2047	3.660%	1,059,543	875,118
Subordinated CMO Series 2020-1 Class B3
12/25/2049	3.369%	1,875,550	1,483,476
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $500,559,391)			467,203,205

Senior Loans 0.5%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(u)
Tranche 1 Term Loan
1-month Term SOFR + 3.250% 08/24/2028	8.492%	696,914	697,228
Airlines 0.0%
United AirLines, Inc.(b),(u)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	9.292%	857,068	858,140
Brokerage/Asset Managers/Exchanges 0.0%
Deerfield Dakota Holdings LLC(b),(u)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 1.000% 04/09/2027	8.992%	716,432	690,561
Cable and Satellite 0.1%
Charter Communications Operating LLC(b),(u)
Tranche B2 Term Loan
1-month Term SOFR + 1.750% 02/01/2027	7.116%	241,228	239,993
CSC Holdings LLC(b),(u)
Term Loan
3-month USD LIBOR + 2.500% 04/15/2027	7.925%	3,106,490	2,807,491
1-month Term SOFR + 4.500% 01/18/2028	9.810%	1,927,587	1,815,150
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DirectTV Financing LLC(b),(u)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	10.446%	1,221,625	1,206,074
Intelsat Jackson Holdings SA(b),(s),(u)
Term Loan
3-month Term SOFR + 4.250% Floor 0.500% 02/01/2029	9.082%	641,376	641,023
Virgin Media Bristol LLC(b),(u)
Tranche N Term Loan
1-month USD LIBOR + 2.500% 01/31/2028	7.925%	1,250,000	1,214,375
Tranche Y Term Loan
1-month Term SOFR + 3.250% 03/31/2031	8.311%	350,000	345,562
Total			8,269,668
Chemicals 0.0%
Chemours Company (The)(b),(u)
Tranche B3 Term Loan
1-month Term SOFR + 3.500% 08/18/2028	8.831%	1,039,117	1,022,231
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(s),(u)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.196%	64,289	61,219
Amentum Government Services Holdings LLC(b),(i),(u)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 4.000% 01/29/2027	9.446%	308,897	305,808
Arches Buyer, Inc.(b),(u)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	8.681%	255,462	248,076
Pre-Paid Legal Services, Inc.(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 12/15/2028	9.196%	501,431	492,501
Prime Security Services Borrower LLC(b),(u)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	8.182%	448,554	448,460

The accompanying Notes to Financial Statements are an integral part of this statement.
80	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Safe Fleet Holdings LLC(b),(u)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 02/23/2029	9.168%	168,518	168,517
Spin Holdco, Inc.(b),(u)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 03/04/2028	9.230%	725,560	605,843
TruGreen LP(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/02/2027	9.431%	286,051	271,869
Total			2,602,293
Consumer Products 0.0%
Acuity Specialty Products, Inc.(b),(u)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 08/12/2024	9.242%	279,128	256,798
Osmosis Buyer Ltd.(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 07/31/2028	9.062%	341,110	339,708
Total			596,506
Diversified Manufacturing 0.0%
Filtration Group Corp.(b),(u)
Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 10/21/2028	9.696%	187,735	188,165
Environmental 0.0%
Patriot Container Corp.(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 03/20/2025	9.181%	64,288	60,109
Finance Companies 0.0%
Avolon Borrower 1 LLC(b),(u)
Tranche B4 Term Loan
1-month USD LIBOR + 1.500% Floor 0.750% 02/12/2027	6.914%	857,784	856,394
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2027	7.664%	1,959,799	1,957,349
Tranche B6 Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 06/22/2028	7.814%	175,812	175,856
Total			2,989,599
Food and Beverage 0.0%
City Brewing Company LLC(b),(u)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.750% 04/05/2028	9.070%	322,431	208,429
H-Food Holdings LLC/Hearthside Food Solutions LLC(b),(u)
Term Loan
3-month USD LIBOR + 3.688% 05/23/2025	9.269%	60,694	54,799
Hostess Brands LLC(b),(u)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 2.500% 06/30/2030	7.742%	705,208	703,445
Naked Juice LLC(b),(u)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 01/24/2029	8.592%	1,548,991	1,465,733
2nd Lien Term Loan
1-month Term SOFR + 6.000% Floor 0.500% 01/24/2030	11.342%	251,405	201,662
Total			2,634,068
Gaming 0.0%
Churchill Downs, Inc.(b),(u)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 03/17/2028	7.431%	99,745	99,745
Fertitta Entertainment LLC(b),(u)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 01/27/2029	9.331%	540,929	535,146
Light and Wonder International, Inc.(b),(u)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 04/14/2029	8.412%	454,202	453,716
Total			1,088,607

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	81

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.0%
Avantor Funding, Inc.(b),(u)
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 11/08/2027	7.681%	492,264	492,348
Bausch & Lomb Corp.(b),(u)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 05/10/2027	8.592%	217,918	212,770
Gainwell Acquisition Corp.(b),(u)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/01/2027	9.342%	738,636	726,405
ICON PLC(b),(u)
Term Loan
3-month Term SOFR + 2.250% Floor 0.500% 07/03/2028	7.753%	529,456	529,514
3-month USD LIBOR + 2.250% 07/03/2028	7.753%	131,914	131,929
Medline Borrower LP(b),(u)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	8.696%	493,750	493,182
Total			2,586,148
Leisure 0.0%
Formula One Management Ltd.(b),(u)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 01/15/2030	8.331%	52,090	52,220
William Morris Endeavor Entertainment LLC(b),(u)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	8.196%	538,079	536,820
Total			589,040
Lodging 0.0%
Hilton Worldwide Finance LLC(b),(u)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 06/22/2026	7.165%	111,786	111,675
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.0%
Diamond Sports Group LLC(b),(u)
1st Lien Term Loan
1-month Term SOFR + 8.000% Floor 1.000% 05/25/2026	13.298%	331,326	207,079
Diamond Sports Group LLC(n),(u)
2nd Lien Term Loan
08/24/2026	0.000%	4,770,042	115,006
MH Sub I LLC/Micro Holding Corp.(b),(u)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 05/03/2028	9.581%	276,651	265,646
Total			587,731
Other Financial Institutions 0.0%
Trans Union LLC(b),(u)
Tranche B6 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2028	7.696%	817,253	816,460
Other Industry 0.0%
Adtalem Global Education, Inc.(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 08/12/2028	5.250%	432,404	432,270
Artera Services LLC(b),(u)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	8.592%	446,746	415,336
Total			847,606
Packaging 0.0%
Berry Global, Inc.(b),(u)
Tranche Z Term Loan
1-month USD LIBOR + 1.750% 07/01/2026	7.293%	2,017,774	2,016,907
Paper 0.0%
Mativ Holdings, Inc.(b),(s),(u)
Delayed Draw Term Loan
1-month Term SOFR + 2.500% 05/06/2027	7.930%	376,702	367,284
Pharmaceuticals 0.1%
Elanco Animal Health, Inc.(b),(u)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	7.168%	1,851,391	1,832,303

The accompanying Notes to Financial Statements are an integral part of this statement.
82	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Grifols Worldwide Operations Ltd.(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	7.481%	1,353,536	1,335,602
Horizon Therapeutics USA, Inc.(b),(u)
Tranche B2 Term Loan
1-month USD LIBOR + 1.750% Floor 0.500% 03/15/2028	7.180%	1,988,167	1,985,403
Jazz Pharmaceuticals PLC(b),(u)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	8.946%	1,200,582	1,200,582
Organon & Co.(b),(u)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	8.431%	3,008,899	3,011,727
Total			9,365,617
Property & Casualty 0.0%
Acrisure LLC(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 02/15/2027	8.946%	903,283	884,414
AmWINS Group, Inc.(b),(u)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.750% 02/19/2028	7.696%	1,634,615	1,632,571
Total			2,516,985
Railroads 0.0%
Genesee & Wyoming, Inc.(b),(s),(u)
Term Loan
3-month USD LIBOR + 2.000% 12/30/2026	7.342%	90,799	90,783
Restaurants 0.0%
1011778 BC ULC(b),(u)
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 11/19/2026	7.196%	542,204	538,441
KFC Holding Co./Yum! Brands(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 03/15/2028	7.176%	365,383	364,773
Total			903,214
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.1%
Great Outdoors Group LLC(b),(u)
Tranche B2 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/06/2028	9.196%	1,571,003	1,564,624
Michaels Companies, Inc. (The)(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 04/15/2028	9.753%	1,960,000	1,813,667
Total			3,378,291
Technology 0.1%
athenahealth Group, Inc.(b),(u)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	8.820%	1,400,934	1,382,833
Central Parent, Inc.(b),(u)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 07/06/2029	9.492%	427,765	427,868
Coherent Corp.(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/02/2029	8.196%	133,928	133,459
CommScope, Inc.(b),(u)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	8.696%	1,699,032	1,558,013
DTI Holdco, Inc.(b),(u)
1st Lien Term Loan
1-month Term SOFR + 4.750% Floor 0.750% 04/26/2029	10.119%	87,301	84,308
Entegris, Inc.(b),(s),(u)
Tranche B Term Loan
1-month Term SOFR + 2.750% 07/06/2029	7.990%	268,115	268,450
Gen Digital, Inc.(b),(u)
Tranche A Term Loan
1-month Term SOFR + 1.500% 09/10/2027	6.931%	605,520	597,576
Hudson River Trading LLC(b),(u)
Term Loan
1-month Term SOFR + 3.000% 03/20/2028	8.312%	398,979	392,995

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	83

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Open Text Corp.(b),(u)
Term Loan
1-month Term SOFR + 1.750% 05/30/2025	7.181%	344,125	344,125
1-month Term SOFR + 2.750% 01/31/2030	8.181%	366,792	366,998
Oracle Corp.(b),(u)
Tranche 1 Term Loan
1-month Term SOFR + 1.600% 08/16/2027	6.083%	1,730,353	1,713,049
Peraton Corp.(b),(u)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	9.181%	837,216	828,190
Project Alpha Intermediate Holding, Inc.(b),(u)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	9.446%	282,107	281,635
Proofpoint, Inc.(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/31/2028	8.696%	159,040	157,326
RealPage, Inc.(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 04/24/2028	8.446%	133,640	132,015
Renaissance Holding Corp.(b),(u)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 04/05/2030	9.992%	352,024	352,190
Total			9,021,030
Wireless 0.1%
Digicel International Finance Ltd.(b),(u)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/28/2024	5.010%	2,711,195	2,462,660
SBA Senior Finance II LLC(b),(u)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	7.190%	707,750	707,792
Total			3,170,452
Wirelines 0.0%
Frontier Communications Holdings LLC(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 05/01/2028	9.196%	208,799	202,709
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group Holdings, Inc.(b),(u)
Term Loan
1-month Term SOFR + 4.325% Floor 0.500% 03/09/2027	9.656%	303,491	242,717
1-month USD LIBOR + 3.000% 03/09/2027	8.446%	1,613,487	1,287,514
Total			1,732,940
Total Senior Loans (Cost $62,073,457)			59,799,338

Treasury Bills 0.6%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 0.6%
U.S. Treasury Bills(v)
09/14/2023	5.140%	2,000,000	1,996,068
10/19/2023	5.200%	2,000,000	1,986,138
U.S. Treasury Bills
09/19/2023	5.370%	59,000,000	58,835,649
09/26/2023	5.380%	8,000,000	7,969,450
Total			70,787,305
Total Treasury Bills (Cost $70,797,278)			70,787,305

U.S. Government & Agency Obligations 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(f)
STRIPS
05/15/2030	0.000%	295,000	218,673
Residual Funding Corp.(f)
STRIPS
01/15/2030	0.000%	7,351,000	5,456,301
04/15/2030	0.000%	425,000	311,614
Resolution Funding Corp.(f)
STRIPS
04/15/2030	0.000%	3,000,000	2,211,351
Tennessee Valley Authority Principal STRIP(f)
09/15/2024	0.000%	445,000	418,577
Total U.S. Government & Agency Obligations (Cost $9,462,928)			8,616,516

U.S. Treasury Obligations 16.1%

U.S. Treasury
01/15/2024	0.125%	20,000,000	19,615,625
06/30/2025	4.625%	16,840,000	16,745,933
07/31/2025	4.750%	44,968,000	44,845,041
08/31/2025	5.000%	110,640,000	110,946,853

The accompanying Notes to Financial Statements are an integral part of this statement.
84	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/15/2026	4.500%	111,000	110,809
08/15/2026	4.375%	72,986,000	72,649,580
03/31/2028	3.625%	11,375,000	11,057,744
04/30/2028	3.500%	116,935,000	113,061,528
05/31/2028	3.625%	22,975,000	22,346,777
07/31/2028	4.125%	206,896,200	205,700,081
08/31/2028	4.375%	180,850,000	181,952,055
12/31/2029	3.875%	11,000,000	10,777,422
07/31/2030	4.000%	50,640,700	50,039,342
02/15/2033	3.500%	7,805,000	7,433,043
05/15/2033	3.375%	58,110,000	54,750,516
08/15/2033	3.875%	72,975,900	71,664,614
11/15/2040	1.375%	28,825,000	18,393,953
08/15/2041	1.750%	80,675,000	54,190,910
02/15/2042	2.375%	39,690,000	29,519,437
05/15/2042	3.250%	52,060,000	44,446,225
11/15/2042	2.750%	32,165,000	25,204,293
02/15/2043	3.875%	6,000,000	5,581,875
05/15/2043	3.875%	94,059,400	87,475,242
08/15/2043	4.375%	138,031,000	137,664,355
08/15/2049	2.250%	7,360,000	5,005,950
05/15/2050	1.250%	20,680,000	10,808,531
11/15/2050	1.625%	31,720,000	18,338,125
05/15/2053	3.625%	99,936,000	90,129,780
08/15/2053	4.000%	107,460,000	106,016,006
U.S. Treasury(v)
05/15/2041	2.250%	115,850,000	85,330,766
11/15/2041	2.000%	96,071,000	67,219,678
08/15/2043	3.625%	8,830,000	7,886,294
U.S. Treasury(f)
STRIPS
11/15/2038	0.000%	2,860,000	1,458,377
02/15/2039	0.000%	2,670,000	1,345,847
05/15/2039	0.000%	4,595,000	2,286,012
02/15/2040	0.000%	5,735,000	2,741,823
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2040	0.000%	3,590,000	1,651,120
02/15/2041	0.000%	5,100,000	2,312,133
05/15/2041	0.000%	7,485,000	3,352,754
08/15/2041	0.000%	4,455,000	1,969,075
11/15/2041	0.000%	3,500,000	1,527,148
05/15/2042	0.000%	400,000	170,219
08/15/2042	0.000%	5,510,000	2,317,429
05/15/2043	0.000%	18,965,000	7,707,495
11/15/2043	0.000%	9,279,000	3,682,603
02/15/2044	0.000%	980,000	385,186
08/15/2044	0.000%	1,255,000	484,303
02/15/2045	0.000%	8,770,000	3,420,643
02/15/2045	0.000%	695,000	262,715
Total U.S. Treasury Obligations (Cost $1,964,758,447)			1,823,983,265

Money Market Funds 9.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(w),(x)	1,015,314,050	1,015,009,456
Total Money Market Funds (Cost $1,014,947,670)		1,015,009,456
Total Investments in Securities (Cost: $13,052,769,264)		12,221,744,345
Other Assets & Liabilities, Net		(903,262,579)
Net Assets		11,318,481,766

At August 31, 2023, securities and/or cash totaling $56,639,473 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
572,247 EUR	625,418 USD	State Street	09/29/2023	4,183	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	389	12/2023	USD	47,336,438	611,817	—
U.S. Long Bond	224	12/2023	USD	27,258,000	361,402	—
U.S. Treasury 10-Year Note	2,312	12/2023	USD	256,704,250	2,168,019	—
U.S. Treasury 10-Year Note	515	12/2023	USD	57,181,094	466,075	—
U.S. Treasury 2-Year Note	2,322	12/2023	USD	473,234,486	1,107,619	—
U.S. Treasury 2-Year Note	2,124	12/2023	USD	432,881,157	820,303	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	85

Portfolio of Investments  (continued)
August 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,034	12/2023	USD	210,734,047	356,019	—
U.S. Treasury 2-Year Note	620	12/2023	USD	126,358,907	280,706	—
U.S. Treasury 5-Year Note	1,791	12/2023	USD	191,497,078	1,271,841	—
U.S. Treasury 5-Year Note	872	12/2023	USD	93,235,875	543,727	—
U.S. Treasury 5-Year Note	169	12/2023	USD	18,069,797	11,951	—
U.S. Treasury Ultra 10-Year Note	405	12/2023	USD	47,024,297	526,412	—
U.S. Treasury Ultra 10-Year Note	163	12/2023	USD	18,925,828	170,393	—
U.S. Treasury Ultra 10-Year Note	163	12/2023	USD	18,925,828	161,443	—
U.S. Treasury Ultra 10-Year Note	79	12/2023	USD	9,172,641	4,802	—
U.S. Treasury Ultra Bond	1,197	12/2023	USD	154,974,094	2,713,599	—
U.S. Treasury Ultra Bond	973	12/2023	USD	125,973,094	2,176,431	—
U.S. Treasury Ultra Bond	146	12/2023	USD	18,902,438	625,977	—
U.S. Treasury Ultra Bond	73	12/2023	USD	9,451,219	314,390	—
U.S. Treasury Ultra Bond	40	12/2023	USD	5,178,750	145,536	—
Total					14,838,462	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(516)	12/2023	USD	(62,790,750)	—	(1,099,544)
U.S. Treasury 5-Year Note	(843)	12/2023	USD	(90,135,141)	—	(554,829)
U.S. Treasury Ultra 10-Year Note	(321)	12/2023	USD	(37,271,109)	—	(379,344)
Total					—	(2,033,717)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SOFR	Fixed rate of 3.520%	Receives Annually, Pays Annually	Citi	12/20/2053	USD	15,356,000	(82,640)	—	—	—	(82,640)
Fixed rate of 5.384%	SOFR	Receives Annually, Pays Annually	JPMorgan	08/31/2024	USD	427,680,000	120,119	—	—	120,119	—
Fixed rate of 4.946%	SOFR	Receives Annually, Pays Annually	JPMorgan	03/08/2025	USD	33,920,000	(78,794)	—	—	—	(78,794)
Fixed rate of 5.088%	SOFR	Receives Annually, Pays Annually	JPMorgan	03/10/2025	USD	107,139,000	42,833	—	—	42,833	—
SOFR	Fixed rate of 4.805%	Receives Annually, Pays Annually	JPMorgan	08/31/2025	USD	220,530,000	(126,438)	—	—	—	(126,438)
Total							(124,920)	—	—	162,952	(287,872)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 40	JPMorgan	06/20/2028	5.000	Quarterly	4.252	USD	131,460,000	865,215	—	—	865,215	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Reference index and values for swap contracts as of period end
Reference index		Reference rate
SOFR	Secured Overnight Financing Rate	5.310%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2023, the total value of these securities amounted to $3,009,130,650, which represents 26.59% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2023.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2023.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(f)	Zero coupon bond.
(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2023, the total value of these securities amounted to $10,868,717, which represents 0.10% of total net assets.
(h)	Non-income producing investment.
(i)	Valuation based on significant unobservable inputs.
(j)	Perpetual security with no specified maturity date.
(k)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2023.
(l)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(m)	Represents a security purchased on a when-issued basis.
(n)	Represents a security in default.
(o)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(p)	Principal and interest may not be guaranteed by a governmental entity.
(q)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2023, the total value of these securities amounted to $2,652,061, which represents 0.02% of total net assets.
(r)	Includes comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at August 31, 2023:

Security description	Principal amount ($)	Settlement date	Proceeds receivable ($)	Value ($)
Uniform Mortgage-Backed Security TBA
09/14/2053 4.500%	(5,500,000)	09/14/2023	(5,221,562)	(5,214,688)
Uniform Mortgage-Backed Security TBA
10/12/2053 4.500%	(7,000,000)	10/12/2023	(6,641,797)	(6,641,250)
Uniform Mortgage-Backed Security TBA
10/12/2053 5.000%	(2,000,000)	10/12/2023	(1,939,766)	(1,940,195)
Uniform Mortgage-Backed Security TBA
10/12/2053 5.500%	(1,500,000)	10/12/2023	(1,481,836)	(1,480,547)
Total				(15,276,680)

(s)	Represents a security purchased on a forward commitment basis.
(t)	Represents a variable rate security where the coupon adjusts periodically through an auction process.
(u)	The stated interest rate represents the weighted average interest rate at August 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(v)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(w)	The rate shown is the seven-day current annualized yield at August 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	87

Portfolio of Investments  (continued)
August 31, 2023
Notes to Portfolio of Investments  (continued)
(x)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	1,202,908,828	7,365,366,360	(7,553,317,841)	52,109	1,015,009,456	255,261	44,637,187	1,015,314,050
Abbreviation Legend
BAM	Build America Mutual Assurance Co.
BIG	Bond Investors Guarantee
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
CVR	Contingent Value Rights
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	1,313,618,530	—	1,313,618,530
Commercial Mortgage-Backed Securities - Agency	—	91,133,660	—	91,133,660
Commercial Mortgage-Backed Securities - Non-Agency	—	692,363,120	—	692,363,120
Common Stocks
Communication Services	—	—	9	9
Energy	—	—	143	143
Financials	—	2,005,529	—	2,005,529
Total Common Stocks	—	2,005,529	152	2,005,681
Convertible Bonds	—	4,949,400	—	4,949,400
Corporate Bonds & Notes	—	3,324,266,555	8,694,000	3,332,960,555
Foreign Government Obligations	—	157,699,506	—	157,699,506
Inflation-Indexed Bonds	—	39,003,914	—	39,003,914
Municipal Bonds	—	33,649,254	—	33,649,254
Residential Mortgage-Backed Securities - Agency	—	3,108,961,640	—	3,108,961,640
Residential Mortgage-Backed Securities - Non-Agency	—	465,028,497	2,174,708	467,203,205
Senior Loans	—	59,493,530	305,808	59,799,338
Treasury Bills	—	70,787,305	—	70,787,305
U.S. Government & Agency Obligations	—	8,616,516	—	8,616,516
U.S. Treasury Obligations	—	1,823,983,265	—	1,823,983,265
Money Market Funds	1,015,009,456	—	—	1,015,009,456
Total Investments in Securities	1,015,009,456	11,195,560,221	11,174,668	12,221,744,345
Forward Sale Commitments	—	(15,276,680)	—	(15,276,680)
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	4,183	—	4,183
Futures Contracts	14,838,462	—	—	14,838,462
Swap Contracts	—	1,028,167	—	1,028,167
Liability
Futures Contracts	(2,033,717)	—	—	(2,033,717)
Swap Contracts	—	(287,872)	—	(287,872)
Total	1,027,814,201	11,181,028,019	11,174,668	12,220,016,888
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	89

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $12,037,821,594)	$11,206,734,889
Affiliated issuers (cost $1,014,947,670)	1,015,009,456
Cash	2,037,809
Foreign currency (cost $1,917,963)	1,930,114
Cash collateral held at broker for:
TBA	3,854,495
Margin deposits on:
Futures contracts	19,776,946
Swap contracts	3,532,952
Unrealized appreciation on forward foreign currency exchange contracts	4,183
Receivable for:
Investments sold	32,023,365
Investments sold on a delayed delivery basis	409,429,283
Capital shares sold	56,048,014
Dividends	4,908,521
Interest	75,353,877
Foreign tax reclaims	283,712
Variation margin for futures contracts	2,979,749
Variation margin for swap contracts	173,655
Trustees’ fees	480,755
Expense reimbursement due from Investment Manager	1,761
Prepaid expenses	87,594
Total assets	12,834,651,130
Liabilities
Forward sale commitments, at value (proceeds receivable $15,284,961)	15,276,680
Payable for:
Investments purchased	34,752,240
Investments purchased on a delayed delivery basis	1,410,870,295
Capital shares redeemed	12,840,649
Distributions to shareholders	40,234,376
Variation margin for futures contracts	431,384
Variation margin for swap contracts	373,128
Interest on forward sale commitments	109,618
Management services fees	136,447
Transfer agent fees	323,690
Trustees’ fees	642,724
Other expenses	178,133
Total liabilities	1,516,169,364
Net assets applicable to outstanding capital stock	$11,318,481,766
Represented by
Paid in capital	13,227,549,996
Total distributable earnings (loss)	(1,909,068,230)
Total - representing net assets applicable to outstanding capital stock	$11,318,481,766
Institutional Class
Net assets	$11,318,473,416
Shares outstanding	1,329,175,322
Net asset value per share	$8.52
Institutional 3 Class
Net assets	$8,350
Shares outstanding	978
Net asset value per share	$8.54
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$54,199
Dividends — affiliated issuers	44,637,187
Interest	413,388,531
Interfund lending	33,916
Foreign taxes withheld	(72,092)
Total income	458,041,741
Expenses:
Management services fees	46,411,385
Transfer agent fees
Institutional Class	4,399,211
Institutional 3 Class	1
Trustees’ fees	204,619
Custodian fees	197,781
Printing and postage fees	291,402
Registration fees	294,384
Accounting services fees	51,167
Legal fees	147,253
Interest on collateral	155,568
Compensation of chief compliance officer	1,971
Other	162,308
Total expenses	52,317,050
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,056,414)
Total net expenses	51,260,636
Net investment income	406,781,105
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(374,927,840)
Investments — affiliated issuers	255,261
Foreign currency translations	4,079
Forward foreign currency exchange contracts	(11,809)
Futures contracts	(154,419,393)
Swap contracts	(7,867,471)
Net realized loss	(536,967,173)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,347,395
Investments — affiliated issuers	52,109
Foreign currency translations	89,279
Forward sale commitments	8,281
Forward foreign currency exchange contracts	(20,382)
Futures contracts	22,103,451
Swap contracts	4,097,891
Net change in unrealized appreciation (depreciation)	27,678,024
Net realized and unrealized loss	(509,289,149)
Net decrease in net assets resulting from operations	$(102,508,044)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	91

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$406,781,105	$226,585,063
Net realized loss	(536,967,173)	(517,719,951)
Net change in unrealized appreciation (depreciation)	27,678,024	(1,105,323,702)
Net decrease in net assets resulting from operations	(102,508,044)	(1,396,458,590)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(411,107,260)	(261,010,283)
Institutional 3 Class	(333)	(236)
Total distributions to shareholders	(411,107,593)	(261,010,519)
Increase in net assets from capital stock activity	1,183,203,035	1,442,995,396
Total increase (decrease) in net assets	669,587,398	(214,473,713)
Net assets at beginning of year	10,648,894,368	10,863,368,081
Net assets at end of year	$11,318,481,766	$10,648,894,368

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Shares sold	302,000,638	2,599,700,537	319,164,611	3,047,317,715
Distributions reinvested	47,701,668	411,107,260	26,909,143	261,010,283
Shares redeemed	(211,931,844)	(1,827,604,762)	(193,550,074)	(1,865,332,602)
Net increase	137,770,462	1,183,203,035	152,523,680	1,442,995,396
Total net increase	137,770,462	1,183,203,035	152,523,680	1,442,995,396
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

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Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	93

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2023	$8.94	0.34	(0.42)	(0.08)	(0.34)	—	(0.34)
Year Ended 8/31/2022	$10.46	0.21	(1.49)	(1.28)	(0.20)	(0.04)	(0.24)
Year Ended 8/31/2021	$10.76	0.19	(0.05)	0.14	(0.20)	(0.24)	(0.44)
Year Ended 8/31/2020	$10.38	0.27	0.42	0.69	(0.28)	(0.03)	(0.31)
Year Ended 8/31/2019	$9.80	0.30	0.59	0.89	(0.31)	—	(0.31)
Institutional 3 Class
Year Ended 8/31/2023	$8.96	0.34	(0.42)	(0.08)	(0.34)	—	(0.34)
Year Ended 8/31/2022	$10.47	0.21	(1.48)	(1.27)	(0.20)	(0.04)	(0.24)
Year Ended 8/31/2021	$10.77	0.20	(0.06)	0.14	(0.20)	(0.24)	(0.44)
Year Ended 8/31/2020(e)	$10.23	0.19	0.53	0.72	(0.18)	—	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2023	$8.52	(0.87%)	0.50%(c)	0.49%(c)	3.90%	290%	$11,318,473
Year Ended 8/31/2022	$8.94	(12.40%)	0.50%(c)	0.49%(c)	2.15%	284%	$10,648,886
Year Ended 8/31/2021	$10.46	1.36%	0.50%(c)	0.49%(c)	1.86%	232%	$10,863,358
Year Ended 8/31/2020	$10.76	6.77%	0.51%	0.49%	2.59%	184%	$9,404,198
Year Ended 8/31/2019	$10.38	9.33%	0.52%(d)	0.52%(d)	3.05%	219%	$8,398,508
Institutional 3 Class
Year Ended 8/31/2023	$8.54	(0.86%)	0.46%(c)	0.46%(c)	3.92%	290%	$8
Year Ended 8/31/2022	$8.96	(12.28%)	0.46%(c)	0.46%(c)	2.16%	284%	$9
Year Ended 8/31/2021	$10.47	1.37%	0.47%(c)	0.45%(c)	1.89%	232%	$10
Year Ended 8/31/2020(e)	$10.77	7.11%	0.48%	0.46%	2.53%	184%	$11
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	95

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange
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rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
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Notes to Financial Statements  (continued)
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also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to hedge against market volatility. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the
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contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer, to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
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Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	865,215*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	4,183
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	14,838,462*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	162,952*
Total		15,870,812

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,033,717*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	287,872*
Total		2,321,589

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
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The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(4,007,307)	(4,007,307)
Equity risk	—	(154,631)	—	(154,631)
Foreign exchange risk	(11,809)	—	—	(11,809)
Interest rate risk	—	(154,264,762)	(3,860,164)	(158,124,926)
Total	(11,809)	(154,419,393)	(7,867,471)	(162,298,673)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(330,810)	(330,810)
Foreign exchange risk	(20,382)	—	—	(20,382)
Interest rate risk	—	22,103,451	4,428,701	26,532,152
Total	(20,382)	22,103,451	4,097,891	26,180,960
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended August 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	2,238,474,703
Futures contracts — short	251,268,605
Credit default swap contracts — buy protection	31,545,406
Credit default swap contracts — sell protection	10,533,753

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	7,585	(5,393)
Interest rate swap contracts	3,545,350	(5,970,094)
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
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The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Forward sale commitments
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date are used to satisfy the commitment.
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the
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Notes to Financial Statements  (continued)
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investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2023:
	Citi ($)	JPMorgan ($)	State Street ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	173,655	-	173,655
Forward foreign currency exchange contracts	-	-	4,183	4,183
Total assets	-	173,655	4,183	177,838
Liabilities
Centrally cleared credit default swap contracts (a)	-	215,471	-	215,471
Centrally cleared interest rate swap contracts (a)	71,016	86,641	-	157,657
Total liabilities	71,016	302,112	-	373,128
Total financial and derivative net assets	(71,016)	(128,457)	4,183	(195,290)
Total collateral received (pledged) (b)	(71,016)	(128,457)	-	(199,473)
Net amount (c)	-	-	4,183	4,183

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
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Notes to Financial Statements  (continued)
August 31, 2023
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	105

Notes to Financial Statements  (continued)
August 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.44% of the Fund’s average daily net assets.
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Notes to Financial Statements  (continued)
August 31, 2023
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Loomis, Sayles & Company, L.P., PGIM, Inc., the asset management arm of Prudential Financial (PGIM Fixed Income), TCW Investment Management Company LLC and Voya Investment Management Co. LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.04
Institutional 3 Class	0.02
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	107

Notes to Financial Statements  (continued)
August 31, 2023
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Institutional Class	0.49%
Institutional 3 Class	0.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, swap investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses, distributions, foreign currency transactions and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,345,798	(2,345,797)	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
108	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
411,107,593	—	411,107,593	222,977,263	38,033,256	261,010,519
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
50,309,208	—	(1,048,005,142)	(870,521,033)
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
13,090,537,921	44,350,245	(914,871,278)	(870,521,033)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(607,003,484)	(441,001,658)	(1,048,005,142)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $31,120,373,970 and $29,978,184,228, respectively, for the year ended August 31, 2023, of which $27,201,229,186 and $26,050,745,730, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	109

Notes to Financial Statements  (continued)
August 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	15,093,333	5.07	15
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
110	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	111

Notes to Financial Statements  (continued)
August 31, 2023
quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
112	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Total Return Bond Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Total Return Bond Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	113

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
99.18%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
114	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	115

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
116	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	117

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
118	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	119

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
120	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

 Approval of Subadvisory Agreement Amendment
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Total Return Bond Strategies Fund (the Fund).  Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Loomis, Sayles & Company, L.P., PGIM, Inc., TCW Investment Management Company LLC and Voya Investment Management Co. LLC (collectively, the Subadvisers), the Subadvisers provide portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements).  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	121

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated subadvisers.  With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process.  The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement.  In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed.  The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager.  It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
122	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund.  The Board observed that Fund performance was well within the range of that of its peers.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance.  The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminatethe Subadvisers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, and the Investment Manager’s evaluation of the contribution of each Subadviser to the Fund’s investment mandate.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund.  The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023	123

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.  The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.  The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement.  In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and each of the Subadvisory Agreements.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
124	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2023

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Multi-Manager Total Return Bond Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN101_08_N01_(10/23)

Annual Report
August 31, 2023
Columbia Global Technology Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Global Technology Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Technology Growth Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.
Portfolio management
Rahul Narang
Portfolio Manager
Managed Fund since 2012
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	28.98	14.87	19.55
	Including sales charges		21.57	13.52	18.85
Advisor Class		11/08/12	29.31	15.16	19.85
Class C	Excluding sales charges	10/13/03	28.00	14.02	18.66
	Including sales charges		27.00	14.02	18.66
Institutional Class		11/09/00	29.30	15.16	19.85
Institutional 2 Class		11/08/12	29.36	15.23	19.96
Institutional 3 Class*		03/01/16	29.42	15.29	19.97
S&P Global 1200 Information Technology Index (Net)			30.65	17.41	19.21
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to July 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The S&P Global 1200 Information Technology Index (Net) is a float-adjusted, market-cap-weighted index consisting of all members of the S&P Global 1200 that are classified within the GICS Information Technology sector.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Technology Growth Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Technology Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2023)
Communication Services	9.5
Consumer Discretionary	5.4
Financials	6.3
Health Care	0.2
Industrials	1.5
Information Technology	76.6
Real Estate	0.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at August 31, 2023)
Information Technology
Application Software	11.5
Communications Equipment	2.1
Electronic Components	0.6
Electronic Equipment & Instruments	0.9
Electronic Manufacturing Services	0.4
Internet Services & Infrastructure	2.4
IT Consulting & Other Services	1.5
Semiconductor Materials & Equipment	8.0
Semiconductors	21.7
Systems Software	14.6
Technology Distributors	0.5
Technology Hardware, Storage & Peripherals	12.4
Total	76.6
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Global Technology Growth Fund | Annual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Country breakdown (%) (at August 31, 2023)
Canada	0.6
China	0.1
France	0.2
Germany	0.5
Ireland	1.2
Israel	0.2
Japan	0.6
Netherlands	3.8
Norway	0.1
South Korea	0.9
Taiwan	1.5
United Kingdom	0.2
United States(a)	90.1
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2023, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Columbia Global Technology Growth Fund | Annual Report 2023	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2023, Class A shares of Columbia Global Technology Growth Fund returned 28.98% excluding sales charges. The Fund’s benchmark, the S&P Global 1200 Information Technology Index (Net) returned 30.65%.
Market overview
Global equity markets delivered outsized gains during the one-year period ending August 31, 2023 and bounced back after 2022 proved challenging. Macro pressures weighed on the market to start the year-long period, as they did at the end, and equities sold off during both periods. However, the market did advance steadily in the interim as macro pressures eased and the last remaining pockets of the world broadly re-opened following the COVID-19 pandemic. Most notably, China abandoned its zero-COVID policy to start 2023, allowing for activity to begin to normalize after the prolonged period of rolling lockdowns across much of the country. Europe benefited from falling inflation, particularly in Italy and Spain, and warm weather during the winter allayed concerns of energy shortages resulting from the loss of Russian supplies after the invasion of Ukraine. The consumer recovered and business confidence strengthened in Asia Pacific. Fluctuations in the US dollar, which had eroded returns significantly for U.S. investors over the previous 12-month period, proved favorable and also provided a boost.
While a resilient consumer and easing fears of a recession drove broad swaths of the market recovery, the world’s introduction to consumer-facing artificial intelligence (AI) products powered by large-language models (LLMs) resonated and drove technology outperformance. An LLM is a sophisticated AI system that uses advanced computer science techniques to process large amounts of text data and patterns in language, enabling human-like responses to queries. Almost as if programmed by lines of code, the steady cadence of new product releases from the world’s leading technology companies drove investor enthusiasm, especially for large-cap technology companies. Of note, during the second quarter of 2023, core holding NVIDIA Corp. became the first semiconductor company to exceed $1 trillion in equity market capitalization, while Apple became the first publicly traded company to exceed $3 trillion in equity value.
The uneven recovery of the Chinese economy, in addition to increased escalation of the decades-in-the-making technology cold war between the United States and China, did cause some market angst. Elsewhere in the world, declining property values, elevated local government debt and contraction in industrial activity did weigh on the economic outlook as well.
The Fund’s notable detractors during the period
•	Areas that detracted most from Fund performance during the period included certain positions in the software, cyber-security and payments and ecommerce industries.
•	The largest individual detractors during the period included Fund holdings in Tesla, Inc., Fidelity National Information Services, Inc., Atlassian Corp., CrowdStrike Holdings, Inc. and PayPal Holdings, Inc.
•	The market fretted over Tesla’s ability to execute during the period, especially considering the potential for increased managerial distraction following CEO Elon Musk’s acquisition of social media giant Twitter and his involvement with several other disruptive technology start-ups. Separately, Tesla offered price discounts to customers in key growth market China and combatted persistent supply chain problems which weighed on production and the ability to procure import components such as electronic batteries. Despite the short-term frustration, the company’s new innovative factories could represent a competitive advantage once fully ramped, especially as AI is further integrated into the production process.
•	Shares of Fidelity National Information Services declined as macro pressures and increasing challenges at its key Merchant segment led to a forward outlook that fell short of market expectations. The stock’s underperformance during the period can also be attributed to fears of potential contagion effects that arose from the regional US banking crisis early in 2023.
•	Shares of Atlassian dropped during the period after the company reported a slew of underwhelming quarterly earnings. Most reported metrics fell below elevated market expectations. The company remains a leader in the continuous software development industry, and strong product leadership makes the company a must-have platform for IT departments and business support teams.
•	Shares of leading artificial intelligence cybersecurity company CrowdStrike Holdings underperformed. The company reported new customer subscription levels that came in below expectations, due in part to elongating customer buying
6	Columbia Global Technology Growth Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
cycles that remained persistent. The company, still in hyper-growth mode, has executed well with impressive product innovation, and is among the most desirable offerings in the industry to combat the ever-increasing threat of cybersecurity attacks.
•	Despite holding an investor event where the company laid out a roadmap for product enhancements, the stock of PayPal Holdings languished during the period as execution risk remained substantial. Increased competitive intensity weighed on the company’s ability to gain market share at checkout and served as an overhang on the stock. The company has since named a new CEO which could represent an opportunity to provide a reinvigorated strategic direction.
The Fund’s notable contributors during the period
•	The largest contributor to Fund performance came from the Fund’s holdings in the semiconductors and semiconductor equipment industry. Fund holdings within the software, technology hardware, and interactive media industries also contributed notably to Fund results during the period.
•	The top absolute contributors to Fund performance included NVIDIA, Microsoft Corp., Broadcom, Inc., Lam Research Corp. and Apple, Inc.
•	Shares of leading semiconductor provider NVIDIA continued its years-long ascension as the market further appreciated the company’s near open-ended growth story. NVIDIA provides innovative semiconductors used to power the most advanced and compute-intensive workloads, including for AI. The company reported superlative quarterly results during the period, smashing market expectations and dazzling investors with very strong demand trends.
•	Microsoft grabbed investor attention as a result of its association with start-up OpenAI. OpenAI released the wildly popular ChatGPT, an LLM chatbot that took the world by storm after its release at the end of 2022. Strong quarterly earnings results and bullish commentary about all things AI established Microsoft as one of the leading AI trend setters of the 21st century. The company’s dominant position in cloud computing further strengthens its competitive advantage in AI, which will be integrated throughout its sprawling enterprise and consumer portfolio and change how the world works and lives.
•	Broadcom reported strong quarterly results and its management guided to an accelerating revenue profile, driven by contract wins for its custom silicon offerings for AI. In addition to the emerging AI story and the company’s history of consolidating the market, shares of Broadcom also benefited from favorable shareholder capital returns in the form of increased share buybacks and strong dividend growth.
•	Semiconductor capital equipment company Lam Research outperformed during the period, as the company provided reassuring commentary related to its ability to take market share while generating strong cash flow — the majority of which is to be returned to shareholders in the form of dividends and share repurchases.
•	Apple performed well during the period as it became the first publicly traded company to exceed $3 trillion in equity value. Apple’s thriving app ecosystem and nearly $100 billion in annualized services revenue have strengthened the company’s already formidable competitive moat and offers the potential for accelerating high-margin revenue growth.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Technology Growth Fund | Annual Report 2023	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,284.80	1,019.26	6.80	6.01	1.18
Advisor Class	1,000.00	1,000.00	1,286.50	1,020.47	5.42	4.79	0.94
Class C	1,000.00	1,000.00	1,280.00	1,015.48	11.09	9.80	1.93
Institutional Class	1,000.00	1,000.00	1,286.30	1,020.47	5.42	4.79	0.94
Institutional 2 Class	1,000.00	1,000.00	1,286.80	1,020.77	5.07	4.48	0.88
Institutional 3 Class	1,000.00	1,000.00	1,287.20	1,021.02	4.78	4.23	0.83
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Global Technology Growth Fund | Annual Report 2023

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Canada 0.6%
Shopify, Inc., Class A(a)	233,870	15,550,016
China 0.1%
Alibaba Group Holding Ltd., ADR(a)	15,011	1,394,522
Tencent Holdings Ltd.	30,700	1,272,219
Total		2,666,741
France 0.2%
Capgemini SE	26,956	5,030,563
Germany 0.5%
SAP SE, ADR	91,229	12,743,779
Ireland 1.2%
Accenture PLC, Class A	92,550	29,964,914
Israel 0.1%
Global-e Online Ltd.(a)	86,025	3,409,171
Japan 0.6%
Keyence Corp.	32,500	13,493,084
Netherlands 3.8%
ASML Holding NV	83,297	55,020,167
NXP Semiconductors NV	129,601	26,661,518
STMicroelectronics NV, Registered Shares	288,020	13,611,825
Total		95,293,510
Norway 0.1%
SmartCraft ASA(a)	1,512,821	3,016,621
South Korea 0.9%
Samsung Electronics Co., Ltd.	457,633	23,145,360
Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	401,908	37,606,532
United Kingdom 0.2%
RELX PLC	14,835	483,543
Sage Group PLC (The)	299,085	3,675,340
Total		4,158,883
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 88.6%
Activision Blizzard, Inc.	172,996	15,913,902
Adobe, Inc.(a)	74,778	41,826,327
Advanced Micro Devices, Inc.(a)	295,203	31,208,861
Airbnb, Inc., Class A(a)	52,967	6,967,809
Akamai Technologies, Inc.(a)	50,052	5,259,965
Alphabet, Inc., Class A(a)	829,204	112,912,709
Amazon.com, Inc.(a)	589,363	81,337,988
Amphenol Corp., Class A	124,984	11,046,086
Analog Devices, Inc.	146,452	26,622,045
ANSYS, Inc.(a)	41,267	13,158,808
Apple, Inc.	1,376,021	258,513,065
Applied Materials, Inc.	281,119	42,943,738
Arista Networks, Inc.(a)	69,281	13,525,730
Atlassian Corp., Class A(a)	64,686	13,199,825
Autodesk, Inc.(a)	40,427	8,972,368
Automatic Data Processing, Inc.	40,626	10,343,786
BILL Holdings, Inc.(a)	46,334	5,342,310
Block, Inc., Class A(a)	61,860	3,566,229
Booking Holdings, Inc.(a)	4,391	13,634,187
Broadcom, Inc.	116,624	107,631,123
Cadence Design Systems, Inc.(a)	84,351	20,281,354
CDW Corp.	51,449	10,863,456
Cisco Systems, Inc.	422,856	24,250,792
Comcast Corp., Class A	100,730	4,710,135
Corning, Inc.	119,660	3,927,241
CoStar Group, Inc.(a)	73,937	6,062,095
Crowdstrike Holdings, Inc., Class A(a)	119,956	19,556,427
Datadog, Inc., Class A(a)	5,396	520,606
Electronic Arts, Inc.	51,242	6,148,015
Endeavor Group Holdings, Inc., Class A(a)	153,559	3,361,407
EPAM Systems, Inc.(a)	3,161	818,667
Fidelity National Information Services, Inc.	95,972	5,360,996
Fiserv, Inc.(a)	80,884	9,818,509
Flywire Corp.(a)	166,277	5,749,859
Fortinet, Inc.(a)	258,710	15,576,929
Gartner, Inc.(a)	2,820	986,098
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Global Payments, Inc.	60,434	7,656,383
HP, Inc.	141,189	4,194,725
HubSpot, Inc.(a)	15,003	8,199,440
Intel Corp.	321,438	11,295,331
Intuit, Inc.	67,055	36,331,070
Keysight Technologies, Inc.(a)	61,307	8,172,223
KLA Corp.	29,507	14,808,678
Lam Research Corp.	118,709	83,381,202
Marvell Technology, Inc.	561,724	32,720,423
MasterCard, Inc., Class A	118,097	48,731,546
Match Group, Inc.(a)	72,944	3,418,885
Meta Platforms, Inc., Class A(a)	124,420	36,814,634
Microchip Technology, Inc.	147,022	12,032,280
Micron Technology, Inc.	140,195	9,805,238
Microsoft Corp.	749,409	245,626,294
MongoDB, Inc.(a)	32,143	12,256,126
Motorola Solutions, Inc.	51,603	14,633,063
MSCI, Inc.	11,301	6,143,450
NetApp, Inc.	161,030	12,351,001
Netflix, Inc.(a)	39,778	17,250,923
NVIDIA Corp.	384,601	189,819,824
Oracle Corp.	273,838	32,967,357
Palo Alto Networks, Inc.(a)	76,650	18,648,945
Paycom Software, Inc.	25,092	7,398,125
PayPal Holdings, Inc.(a)	3,908	244,289
QUALCOMM, Inc.	145,029	16,610,171
Salesforce, Inc.(a)	118,393	26,219,314
SBA Communications Corp.	24,625	5,529,051
ServiceNow, Inc.(a)	43,303	25,498,105
Shift4 Payments, Inc., Class A(a)	62,829	3,568,059
Common Stocks (continued)
Issuer	Shares	Value ($)
Snowflake, Inc., Class A(a)	74,089	11,620,860
Splunk, Inc.(a)	34,567	4,191,594
Synopsys, Inc.(a)	155,580	71,394,106
Take-Two Interactive Software, Inc.(a)	35,995	5,118,489
TE Connectivity Ltd.	75,030	9,933,222
Tesla, Inc.(a)	69,406	17,912,300
Texas Instruments, Inc.	100,871	16,952,380
T-Mobile US, Inc.(a)	73,262	9,981,947
Trade Desk, Inc. (The), Class A(a)	104,010	8,323,920
Tyler Technologies, Inc.(a)	13,386	5,333,384
Uber Technologies, Inc.(a)	407,459	19,244,289
Veeva Systems Inc., Class A(a)	26,639	5,559,559
VeriSign, Inc.(a)	72,975	15,163,475
Visa, Inc., Class A	259,118	63,660,110
Visteon Corp.(a)	58,849	8,195,900
Walt Disney Co. (The)(a)	75,587	6,325,120
Western Digital Corp.(a)	98,274	4,422,330
Workday, Inc., Class A(a)	24,313	5,944,529
Total		2,203,523,116
Total Common Stocks (Cost $775,744,986)		2,449,602,290

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(b),(c)	36,792,268	36,781,231
Total Money Market Funds (Cost $36,774,757)		36,781,231
Total Investments in Securities (Cost $812,519,743)		2,486,383,521
Other Assets & Liabilities, Net		2,036,641
Net Assets		$2,488,420,162

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Technology Growth Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	28,853,973	218,741,208	(210,817,434)	3,484	36,781,231	1,812	1,271,510	36,792,268
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Canada	15,550,016	—	—	15,550,016
China	1,394,522	1,272,219	—	2,666,741
France	—	5,030,563	—	5,030,563
Germany	12,743,779	—	—	12,743,779
Ireland	29,964,914	—	—	29,964,914
Israel	3,409,171	—	—	3,409,171
Japan	—	13,493,084	—	13,493,084
Netherlands	95,293,510	—	—	95,293,510
Norway	—	3,016,621	—	3,016,621
South Korea	—	23,145,360	—	23,145,360
Taiwan	37,606,532	—	—	37,606,532
United Kingdom	—	4,158,883	—	4,158,883
United States	2,203,523,116	—	—	2,203,523,116
Total Common Stocks	2,399,485,560	50,116,730	—	2,449,602,290
Money Market Funds	36,781,231	—	—	36,781,231
Total Investments in Securities	2,436,266,791	50,116,730	—	2,486,383,521
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Technology Growth Fund | Annual Report 2023

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $775,744,986)	$2,449,602,290
Affiliated issuers (cost $36,774,757)	36,781,231
Receivable for:
Investments sold	2,012,076
Capital shares sold	2,129,341
Dividends	1,296,763
Foreign tax reclaims	65,926
Trustees’ fees	126,746
Prepaid expenses	25,567
Total assets	2,492,039,940
Liabilities
Foreign currency (cost $7,878)	7,881
Payable for:
Investments purchased	1,451,659
Capital shares redeemed	1,632,589
Management services fees	54,255
Distribution and/or service fees	8,684
Transfer agent fees	224,367
Trustees’ fees	177,171
Other expenses	63,172
Total liabilities	3,619,778
Net assets applicable to outstanding capital stock	$2,488,420,162
Represented by
Paid in capital	782,565,596
Total distributable earnings (loss)	1,705,854,566
Total - representing net assets applicable to outstanding capital stock	$2,488,420,162
Class A
Net assets	$625,053,520
Shares outstanding	10,048,246
Net asset value per share	$62.21
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$66.01
Advisor Class
Net assets	$108,155,831
Shares outstanding	1,626,267
Net asset value per share	$66.51
Class C
Net assets	$162,519,934
Shares outstanding	3,030,261
Net asset value per share	$53.63
Institutional Class
Net assets	$955,376,317
Shares outstanding	14,583,171
Net asset value per share	$65.51
Institutional 2 Class
Net assets	$193,554,081
Shares outstanding	2,885,211
Net asset value per share	$67.08
Institutional 3 Class
Net assets	$443,760,479
Shares outstanding	6,586,603
Net asset value per share	$67.37
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2023	13

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$16,775,299
Dividends — affiliated issuers	1,271,510
Foreign taxes withheld	(499,150)
Total income	17,547,659
Expenses:
Management services fees	16,913,487
Distribution and/or service fees
Class A	1,322,361
Class C	1,441,809
Transfer agent fees
Class A	594,232
Advisor Class	98,115
Class C	162,013
Institutional Class	894,201
Institutional 2 Class	88,939
Institutional 3 Class	24,695
Trustees’ fees	54,276
Custodian fees	36,865
Printing and postage fees	106,906
Registration fees	134,434
Accounting services fees	30,768
Legal fees	39,037
Compensation of chief compliance officer	365
Other	52,302
Total expenses	21,994,805
Expense reduction	(460)
Total net expenses	21,994,345
Net investment loss	(4,446,686)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	56,843,407
Investments — affiliated issuers	1,812
Foreign currency translations	1,175
Net realized gain	56,846,394
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	497,120,002
Investments — affiliated issuers	3,484
Foreign currency translations	6,902
Net change in unrealized appreciation (depreciation)	497,130,388
Net realized and unrealized gain	553,976,782
Net increase in net assets resulting from operations	$549,530,096
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Technology Growth Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment loss	$(4,446,686)	$(10,523,430)
Net realized gain	56,846,394	86,415,602
Net change in unrealized appreciation (depreciation)	497,130,388	(820,659,300)
Net increase (decrease) in net assets resulting from operations	549,530,096	(744,767,128)
Distributions to shareholders
Net investment income and net realized gains
Class A	(15,587,900)	(30,250,343)
Advisor Class	(2,386,035)	(5,648,183)
Class C	(5,046,799)	(9,216,658)
Institutional Class	(22,467,282)	(58,805,302)
Institutional 2 Class	(4,364,437)	(9,361,729)
Institutional 3 Class	(10,547,931)	(19,242,649)
Total distributions to shareholders	(60,400,384)	(132,524,864)
Decrease in net assets from capital stock activity	(161,139,874)	(189,662,493)
Total increase (decrease) in net assets	327,989,838	(1,066,954,485)
Net assets at beginning of year	2,160,430,324	3,227,384,809
Net assets at end of year	$2,488,420,162	$2,160,430,324
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2023	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,548,809	81,355,344	1,621,216	97,434,247
Distributions reinvested	311,437	14,017,782	403,671	26,932,912
Shares redeemed	(2,258,385)	(118,177,699)	(2,211,457)	(129,855,926)
Net decrease	(398,139)	(22,804,573)	(186,570)	(5,488,767)
Advisor Class
Shares sold	566,466	31,663,955	424,128	27,391,632
Distributions reinvested	47,968	2,304,404	77,045	5,460,919
Shares redeemed	(605,150)	(32,663,039)	(921,483)	(59,197,248)
Net increase (decrease)	9,284	1,305,320	(420,310)	(26,344,697)
Class C
Shares sold	277,908	12,683,420	295,862	16,031,913
Distributions reinvested	122,951	4,797,557	147,721	8,650,536
Shares redeemed	(868,424)	(37,928,945)	(948,069)	(49,328,340)
Net decrease	(467,565)	(20,447,968)	(504,486)	(24,645,891)
Institutional Class
Shares sold	2,545,848	139,783,376	3,589,971	218,299,110
Distributions reinvested	421,361	19,938,807	625,016	43,657,376
Shares redeemed	(3,926,739)	(205,161,213)	(8,331,772)	(494,807,490)
Net decrease	(959,530)	(45,439,030)	(4,116,785)	(232,851,004)
Institutional 2 Class
Shares sold	805,090	45,269,348	514,999	32,257,304
Distributions reinvested	90,090	4,363,940	131,098	9,361,729
Shares redeemed	(865,275)	(47,816,036)	(1,016,556)	(67,563,321)
Net increase (decrease)	29,905	1,817,252	(370,459)	(25,944,288)
Institutional 3 Class
Shares sold	1,335,685	76,884,977	4,106,347	249,400,923
Distributions reinvested	150,883	7,337,420	267,546	19,169,684
Shares redeemed	(3,009,027)	(159,793,272)	(2,293,150)	(142,958,453)
Net increase (decrease)	(1,522,459)	(75,570,875)	2,080,743	125,612,154
Total net decrease	(3,308,504)	(161,139,874)	(3,517,867)	(189,662,493)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Technology Growth Fund | Annual Report 2023

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Columbia Global Technology Growth Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2023	$49.88	(0.18)	14.05	13.87	(1.54)	(1.54)
Year Ended 8/31/2022	$68.96	(0.31)	(15.91)	(16.22)	(2.86)	(2.86)
Year Ended 8/31/2021	$52.81	(0.34)	17.02	16.68	(0.53)	(0.53)
Year Ended 8/31/2020	$35.69	(0.14)	17.76	17.62	(0.50)	(0.50)
Year Ended 8/31/2019	$36.28	(0.05)	1.10	1.05	(1.64)	(1.64)
Advisor Class
Year Ended 8/31/2023	$53.08	(0.06)	15.03	14.97	(1.54)	(1.54)
Year Ended 8/31/2022	$73.19	(0.18)	(16.90)	(17.08)	(3.03)	(3.03)
Year Ended 8/31/2021	$55.95	(0.20)	18.04	17.84	(0.60)	(0.60)
Year Ended 8/31/2020	$37.69	(0.04)	18.80	18.76	(0.50)	(0.50)
Year Ended 8/31/2019	$38.21	0.04	1.16	1.20	(1.72)	(1.72)
Class C
Year Ended 8/31/2023	$43.55	(0.49)	12.11	11.62	(1.54)	(1.54)
Year Ended 8/31/2022	$60.51	(0.67)	(13.93)	(14.60)	(2.36)	(2.36)
Year Ended 8/31/2021	$46.75	(0.69)	14.98	14.29	(0.53)	(0.53)
Year Ended 8/31/2020	$31.88	(0.40)	15.77	15.37	(0.50)	(0.50)
Year Ended 8/31/2019	$32.54	(0.27)	0.99	0.72	(1.38)	(1.38)
Institutional Class
Year Ended 8/31/2023	$52.31	(0.06)	14.80	14.74	(1.54)	(1.54)
Year Ended 8/31/2022	$72.17	(0.17)	(16.66)	(16.83)	(3.03)	(3.03)
Year Ended 8/31/2021	$55.18	(0.20)	17.79	17.59	(0.60)	(0.60)
Year Ended 8/31/2020	$37.17	(0.04)	18.55	18.51	(0.50)	(0.50)
Year Ended 8/31/2019	$37.72	0.03	1.15	1.18	(1.73)	(1.73)
Institutional 2 Class
Year Ended 8/31/2023	$53.50	(0.03)	15.15	15.12	(1.54)	(1.54)
Year Ended 8/31/2022	$73.74	(0.14)	(17.03)	(17.17)	(3.07)	(3.07)
Year Ended 8/31/2021	$56.36	(0.17)	18.18	18.01	(0.63)	(0.63)
Year Ended 8/31/2020	$37.94	(0.01)	18.93	18.92	(0.50)	(0.50)
Year Ended 8/31/2019	$38.45	0.06	1.18	1.24	(1.75)	(1.75)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Technology Growth Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2023	$62.21	28.98%	1.19%	1.19%(c)	(0.35%)	7%	$625,054
Year Ended 8/31/2022	$49.88	(24.57%)	1.18%	1.18%(c)	(0.52%)	8%	$521,027
Year Ended 8/31/2021	$68.96	31.80%	1.18%	1.18%(c)	(0.57%)	18%	$733,206
Year Ended 8/31/2020	$52.81	49.88%	1.22%	1.22%(c)	(0.35%)	12%	$542,684
Year Ended 8/31/2019	$35.69	4.08%	1.24%	1.24%	(0.16%)	40%	$333,217
Advisor Class
Year Ended 8/31/2023	$66.51	29.31%	0.94%	0.94%(c)	(0.10%)	7%	$108,156
Year Ended 8/31/2022	$53.08	(24.38%)	0.92%	0.92%(c)	(0.27%)	8%	$85,831
Year Ended 8/31/2021	$73.19	32.12%	0.93%	0.93%(c)	(0.32%)	18%	$149,110
Year Ended 8/31/2020	$55.95	50.26%	0.97%	0.97%(c)	(0.10%)	12%	$228,489
Year Ended 8/31/2019	$37.69	4.33%	0.99%	0.99%	0.11%	40%	$135,472
Class C
Year Ended 8/31/2023	$53.63	28.00%	1.94%	1.94%(c)	(1.10%)	7%	$162,520
Year Ended 8/31/2022	$43.55	(25.12%)	1.92%	1.92%(c)	(1.27%)	8%	$152,317
Year Ended 8/31/2021	$60.51	30.80%	1.93%	1.93%(c)	(1.32%)	18%	$242,186
Year Ended 8/31/2020	$46.75	48.77%	1.97%	1.97%(c)	(1.10%)	12%	$207,808
Year Ended 8/31/2019	$31.88	3.31%	1.99%	1.99%	(0.90%)	40%	$139,366
Institutional Class
Year Ended 8/31/2023	$65.51	29.30%	0.94%	0.94%(c)	(0.10%)	7%	$955,376
Year Ended 8/31/2022	$52.31	(24.38%)	0.92%	0.92%(c)	(0.27%)	8%	$813,076
Year Ended 8/31/2021	$72.17	32.11%	0.93%	0.93%(c)	(0.32%)	18%	$1,418,896
Year Ended 8/31/2020	$55.18	50.29%	0.97%	0.97%(c)	(0.10%)	12%	$1,143,613
Year Ended 8/31/2019	$37.17	4.32%	0.99%	0.99%	0.09%	40%	$693,232
Institutional 2 Class
Year Ended 8/31/2023	$67.08	29.36%	0.88%	0.88%	(0.05%)	7%	$193,554
Year Ended 8/31/2022	$53.50	(24.33%)	0.87%	0.87%	(0.22%)	8%	$152,756
Year Ended 8/31/2021	$73.74	32.20%	0.87%	0.87%	(0.26%)	18%	$237,884
Year Ended 8/31/2020	$56.36	50.35%	0.90%	0.90%	(0.03%)	12%	$184,262
Year Ended 8/31/2019	$37.94	4.42%	0.92%	0.92%	0.17%	40%	$130,115
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2023	$53.70	0.00(d)	15.21	15.21	(1.54)	(1.54)
Year Ended 8/31/2022	$74.00	(0.11)	(17.09)	(17.20)	(3.10)	(3.10)
Year Ended 8/31/2021	$56.55	(0.14)	18.25	18.11	(0.66)	(0.66)
Year Ended 8/31/2020	$38.04	0.01	19.00	19.01	(0.50)	(0.50)
Year Ended 8/31/2019	$38.55	0.08	1.18	1.26	(1.77)	(1.77)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Technology Growth Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2023	$67.37	29.42%	0.83%	0.83%	0.00%(d)	7%	$443,760
Year Ended 8/31/2022	$53.70	(24.29%)	0.82%	0.82%	(0.16%)	8%	$435,424
Year Ended 8/31/2021	$74.00	32.27%	0.82%	0.82%	(0.21%)	18%	$446,103
Year Ended 8/31/2020	$56.55	50.46%	0.85%	0.85%	0.02%	12%	$250,485
Year Ended 8/31/2019	$38.04	4.47%	0.87%	0.87%	0.22%	40%	$102,746
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2023	21

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Global Technology Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Technology Growth Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
August 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
24	Columbia Global Technology Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.81% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Columbia Global Technology Growth Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
August 31, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $460.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	754,526
Class C	—	1.00(b)	5,440

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	1.33%	1.37%
Advisor Class	1.08	1.12
Class C	2.08	2.12
Institutional Class	1.08	1.12
Institutional 2 Class	1.04	1.07
Institutional 3 Class	0.99	1.02
26	Columbia Global Technology Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
6,605,330	(3,552,176)	(3,053,154)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	60,400,384	60,400,384	34,587,710	97,937,154	132,524,864
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	39,892,446	—	1,669,609,590
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
816,773,931	1,694,372,704	(24,763,114)	1,669,609,590
Columbia Global Technology Growth Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
August 31, 2023
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2023, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2023.
Late year ordinary losses ($)	Post-October capital losses ($)
3,474,756	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $137,867,095 and $372,930,216, respectively, for the year ended August 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each
28	Columbia Global Technology Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Columbia Global Technology Growth Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
August 31, 2023
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30	Columbia Global Technology Growth Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Global Technology Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Technology Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and the broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Technology Growth Fund | Annual Report 2023	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Capital gain dividend
$45,785,602
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
32	Columbia Global Technology Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Global Technology Growth Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
34	Columbia Global Technology Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Global Technology Growth Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Global Technology Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Global Technology Growth Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Global Technology Growth Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Technology Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Global Technology Growth Fund | Annual Report 2023	39

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund.  The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
40	Columbia Global Technology Growth Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Global Technology Growth Fund | Annual Report 2023	41

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Columbia Global Technology Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN234_08_N01_(10/23)

Annual Report
August 31, 2023
Columbia International Dividend Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia International Dividend Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia International Dividend Income Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jonathan Crown
Co-Portfolio Manager
Managed Fund since 2016
Georgina Hellyer, CFA
Co-Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	16.17	4.19	4.59
	Including sales charges		9.49	2.96	3.97
Advisor Class		03/19/13	16.41	4.45	4.85
Class C	Excluding sales charges	10/13/03	15.28	3.41	3.81
	Including sales charges		14.28	3.41	3.81
Institutional Class		11/09/00	16.39	4.44	4.85
Institutional 2 Class*		01/08/14	16.56	4.59	5.00
Institutional 3 Class		07/15/09	16.65	4.64	5.07
Class R		09/27/10	15.85	3.92	4.32
MSCI ACWI ex USA Index (Net)			11.89	3.33	4.38
MSCI ACWI ex USA Value Index (Net)			14.61	2.86	3.41
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to September 2020 reflects returns achieved according to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.
The MSCI ACWI ex USA Value Index (Net) captures large- and mid-cap securities exhibiting overall value style characteristics across 22 developed and 24 emerging market countries.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex USA Index (Net) and MSCI ACWI ex USA Value Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia International Dividend Income Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Columbia International Dividend Income Fund | Annual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at August 31, 2023)
Communication Services	9.2
Consumer Discretionary	6.8
Consumer Staples	9.1
Energy	7.0
Financials	18.4
Health Care	9.1
Industrials	14.8
Information Technology	10.8
Materials	11.2
Utilities	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2023)
Australia	1.5
Canada	7.1
China	1.2
Denmark	2.2
Finland	1.1
France	10.2
Germany	13.7
Hong Kong	3.7
Indonesia	1.4
Ireland	1.4
Japan	9.4
Netherlands	3.7
Norway	1.6
Singapore	1.7
South Korea	2.8
Spain	3.0
Sweden	1.2
Switzerland	5.0
Taiwan	3.6
United Kingdom	15.0
United States(a)	9.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia International Dividend Income Fund | Annual Report 2023	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2023, Class A shares of Columbia International Dividend Income Fund returned 16.17% excluding sales charges. The Fund’s benchmark, the unmanaged MSCI ACWI ex USA Index (Net), returned 11.89% for the same period. The Fund’s secondary benchmark, the MSCI ACWI ex USA Value Index (Net), returned 14.61%.
Market overview
Entering the period, global equities were supported by signs of slower inflation along with a slightly less restrictive policy trajectory from leading global central banks, most notably the U.S. Federal Reserve (Fed) and European Central Bank. In addition, Europe’s efforts to stockpile and reduce consumption of natural gas proved more successful than expected, helping to ease the region’s energy crisis stemming from Russia’s invasion of Ukraine. As 2022 drew to a close, the Chinese government began to unwind its zero-COVID policy which had put a damper on global economic activity, further boosting sentiment.
International equities opened 2023 on a strong note, reflecting hopes that central banks were largely finished raising interest rates. In addition, a string of better-than-expected economic data points fueled optimism that the United States may be able to avoid a recession. However, the investment backdrop soon grew more challenging, with persistent inflation fueling concerns that leading central banks would feel compelled to continue hiking rates. In March, the failure of several U.S. banks along with the collapse of European financial giant Credit Suisse spurred fears of a banking crisis similar to that seen in 2008-2009. The Fed responded by instituting a special lending facility to support bank liquidity, and at its March 2023 meeting increased the target for its benchmark overnight lending rate by a quarter-point. The rate hike was generally interpreted by markets as signaling that the Fed viewed the financial system as remaining on sound footing.
As the period progressed, declining inflation data led investors to expect central bank tightening to end at some point in 2023. In addition, surprisingly resilient global growth raised hopes that the world economy would experience a soft landing rather than a recession. As a result, most global stock indices finished the 12-month period ended August 31, 2023 with meaningful gains. China’s equity market was a notable exception as the economic recovery there has remained weaker than expected despite the government’s easing of restrictions on activity.
The Fund’s notable contributors during the period
•	Positive contributions to the Fund’s performance relative to the benchmark over the period were driven by security selection while sector allocation detracted modestly.
•	Selection within consumer discretionary led positive contributions to relative performance.
○	In this vein, Spanish multinational apparel company Inditex, best known for the Zara fashion brand, is the largest “fast fashion” company in the world. Despite post-pandemic supply chain challenges, Inditex has continued to successfully execute the production of hundreds of millions of garments annually in response to the latest consumer preferences and deliver them weekly to thousands of stores around the world.
○	Athletic apparel company Adidas was another significant contributor. Sentiment with respect to the stock was boosted by optimism over a new CEO who previously drove a turnaround at Puma and a shift in its marketing strategy to reemphasize wholesale distribution. In addition, the company has moved past the inventory overhang created by its severing of ties with a prominent musician, is rolling out innovative new athletic shoe models and is seeing strong consumer demand around the globe for some of its classic shoes.
•	Within financials, positive contributions were highlighted by French multinational bank BNP Paribas. In February, BNP Paribas strengthened its financial position and ability to make future strategic acquisitions with the well-timed sale of a large U.S. regional bank. The bank also posted quarterly results that exceeded expectations during the period.
•	Another leading contributor was 3i, a British private equity business with a stable of portfolio companies. The company’s most notable holding is Dutch-French value retail chain Action, with more than 2000 stores located across Europe. A “non-food discounter,” Action has thrived by offering a changing variety of thousands of products while managing procurement costs to keep prices low under the credo “more than you expect for less than you imagine". We took advantage of stock price strength to exit our position in private equity firm 3i.
6	Columbia International Dividend Income Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Within utilities, E.ON led contributions as the German multinational electric utility was able to get through the winter without a major disruption in natural gas supplies. The stock price was also supported during the period by an improved outlook with respect to the rate of return regulations under which German utilities operate. Longer term, the company is viewed as well-positioned to benefit from investments in clean energy under the European Union’s Green Deal initiative.
•	In country terms, the Fund’s underweight to China was a significant positive contributor, more than offsetting the negative impact of an overweight to Hong Kong.
The Fund’s notable detractors during the period
•	In sector terms, selection within energy was the only material detractor from relative performance.
○	Most notably, Canada-based TC Energy develops and operates energy infrastructure in Canada, the United States, and Mexico. Results for the company’s pipeline business were negatively impacted during the period by the unexpected weakness in natural gas prices.
○	Similarly, sentiment with respect to shares of the Norway-headquartered exploration and production company Equinor softened along with natural gas prices.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia International Dividend Income Fund | Annual Report 2023	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,053.70	1,018.80	6.57	6.46	1.27
Advisor Class	1,000.00	1,000.00	1,055.00	1,020.06	5.28	5.19	1.02
Class C	1,000.00	1,000.00	1,049.50	1,015.02	10.44	10.26	2.02
Institutional Class	1,000.00	1,000.00	1,054.80	1,020.06	5.28	5.19	1.02
Institutional 2 Class	1,000.00	1,000.00	1,055.10	1,020.77	4.56	4.48	0.88
Institutional 3 Class	1,000.00	1,000.00	1,055.80	1,021.02	4.30	4.23	0.83
Class R	1,000.00	1,000.00	1,051.90	1,017.54	7.86	7.73	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia International Dividend Income Fund | Annual Report 2023

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.1%
Issuer	Shares	Value ($)
Australia 1.5%
Telstra Corp., Ltd.	3,099,965	8,041,676
Canada 7.0%
Canadian National Railway Co.	92,476	10,416,554
Manulife Financial Corp.	491,222	9,081,354
Nutrien Ltd.	171,049	10,834,876
TC Energy Corp.	214,214	7,736,562
Total		38,069,346
China 1.2%
NetEase, Inc., ADR	64,496	6,674,046
Denmark 2.2%
Novo Nordisk A/S, Class B	38,759	7,149,243
Tryg AS	259,262	4,946,535
Total		12,095,778
Finland 1.1%
UPM-Kymmene OYJ	173,614	5,941,510
France 10.1%
AXA SA	374,218	11,243,336
BNP Paribas SA	210,149	13,589,842
Cie de Saint-Gobain	90,928	5,915,062
Schneider Electric SE	54,783	9,390,264
TotalEnergies SE	231,949	14,549,903
Total		54,688,407
Germany 13.6%
Adidas AG	54,088	10,794,342
Deutsche Telekom AG, Registered Shares	568,684	12,171,843
E.ON SE	806,217	9,924,261
Evonik Industries AG	390,396	7,480,042
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	14,654	5,688,083
SAP SE	99,165	13,833,956
Siemens AG, Registered Shares	91,908	13,807,415
Total		73,699,942
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 3.7%
AIA Group Ltd.	1,173,400	10,617,228
Hong Kong Exchanges and Clearing Ltd.	240,400	9,317,476
Total		19,934,704
Indonesia 1.4%
PT Bank Rakyat Indonesia Persero Tbk	21,001,952	7,650,929
Ireland 1.4%
CRH PLC	127,096	7,312,299
Japan 9.4%
Japan Exchange Group, Inc.	396,500	6,918,033
Rohm Co., Ltd.	32,700	2,727,433
SMC Corp.	24,800	12,055,802
Tokyo Electron Ltd.	30,300	4,500,328
Toyota Motor Corp.	978,500	16,858,687
Yahoo! Japan Corp.	2,496,100	7,495,453
Total		50,555,736
Netherlands 3.7%
Akzo Nobel NV	101,476	8,238,177
ING Groep NV	455,332	6,451,601
Shell PLC	176,876	5,478,663
Total		20,168,441
Norway 1.6%
Equinor ASA	275,599	8,463,985
Singapore 1.7%
DBS Group Holdings Ltd.	373,600	9,195,657
South Korea 2.8%
Samsung Electronics Co., Ltd.	300,040	15,174,898
Spain 3.0%
Iberdrola SA	729,467	8,653,473
Industria de Diseno Textil SA	192,243	7,365,089
Total		16,018,562
Sweden 1.2%
Sandvik AB	351,517	6,647,825
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 5.0%
Nestlé SA, Registered Shares	160,504	19,298,908
Novartis AG, ADR	76,921	7,729,022
Total		27,027,930
Taiwan 3.5%
MediaTek, Inc.	213,000	4,697,386
Taiwan Semiconductor Manufacturing Co., Ltd.	841,000	14,450,868
Total		19,148,254
United Kingdom 14.9%
Anglo American PLC	449,405	11,950,437
BT Group PLC	5,551,058	8,120,717
Diageo PLC	213,348	8,737,245
Experian PLC	319,608	11,161,867
GSK PLC	570,551	9,993,740
Reckitt Benckiser Group PLC	142,542	10,286,650
RELX PLC	210,272	6,844,927
Unilever PLC	167,692	8,579,150
WPP PLC	504,362	4,888,985
Total		80,563,718
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 5.1%
Linde PLC	14,443	5,590,019
Medtronic PLC	99,758	8,130,277
Roche Holding AG, Genusschein Shares	47,417	13,916,340
Total		27,636,636
Total Common Stocks (Cost $481,164,949)		514,710,279

Money Market Funds 4.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(a),(b)	23,431,385	23,424,355
Total Money Market Funds (Cost $23,420,748)		23,424,355
Total Investments in Securities (Cost $504,585,697)		538,134,634
Other Assets & Liabilities, Net		3,076,448
Net Assets		$541,211,082

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	12,957,576	121,201,855	(110,737,331)	2,255	23,424,355	4,263	507,923	23,431,385
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia International Dividend Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	8,041,676	—	8,041,676
Canada	38,069,346	—	—	38,069,346
China	6,674,046	—	—	6,674,046
Denmark	—	12,095,778	—	12,095,778
Finland	—	5,941,510	—	5,941,510
France	—	54,688,407	—	54,688,407
Germany	—	73,699,942	—	73,699,942
Hong Kong	—	19,934,704	—	19,934,704
Indonesia	—	7,650,929	—	7,650,929
Ireland	—	7,312,299	—	7,312,299
Japan	—	50,555,736	—	50,555,736
Netherlands	—	20,168,441	—	20,168,441
Norway	—	8,463,985	—	8,463,985
Singapore	—	9,195,657	—	9,195,657
South Korea	—	15,174,898	—	15,174,898
Spain	—	16,018,562	—	16,018,562
Sweden	—	6,647,825	—	6,647,825
Switzerland	7,729,022	19,298,908	—	27,027,930
Taiwan	—	19,148,254	—	19,148,254
United Kingdom	—	80,563,718	—	80,563,718
United States	13,720,296	13,916,340	—	27,636,636
Total Common Stocks	66,192,710	448,517,569	—	514,710,279
Money Market Funds	23,424,355	—	—	23,424,355
Total Investments in Securities	89,617,065	448,517,569	—	538,134,634
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia International Dividend Income Fund | Annual Report 2023

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $481,164,949)	$514,710,279
Affiliated issuers (cost $23,420,748)	23,424,355
Receivable for:
Capital shares sold	66,056
Dividends	1,583,055
Foreign tax reclaims	1,801,830
Trustees’ fees	187,953
Expense reimbursement due from Investment Manager	1,128
Prepaid expenses	7,130
Total assets	541,781,786
Liabilities
Payable for:
Capital shares redeemed	259,820
Management services fees	11,434
Distribution and/or service fees	608
Transfer agent fees	41,215
Trustees’ fees	208,954
Other expenses	48,673
Total liabilities	570,704
Net assets applicable to outstanding capital stock	$541,211,082
Represented by
Paid in capital	499,291,686
Total distributable earnings (loss)	41,919,396
Total - representing net assets applicable to outstanding capital stock	$541,211,082
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2023	13

Statement of Assets and Liabilities  (continued)
August 31, 2023
Class A
Net assets	$80,500,408
Shares outstanding	4,363,907
Net asset value per share	$18.45
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.58
Advisor Class
Net assets	$20,566,858
Shares outstanding	1,103,465
Net asset value per share	$18.64
Class C
Net assets	$1,655,379
Shares outstanding	97,267
Net asset value per share	$17.02
Institutional Class
Net assets	$331,734,487
Shares outstanding	17,910,240
Net asset value per share	$18.52
Institutional 2 Class
Net assets	$34,789,334
Shares outstanding	1,884,366
Net asset value per share	$18.46
Institutional 3 Class
Net assets	$71,436,768
Shares outstanding	3,862,229
Net asset value per share	$18.50
Class R
Net assets	$527,848
Shares outstanding	28,672
Net asset value per share	$18.41
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia International Dividend Income Fund | Annual Report 2023

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$17,853,975
Dividends — affiliated issuers	507,923
Interfund lending	163
Foreign taxes withheld	(1,886,791)
Total income	16,475,270
Expenses:
Management services fees	3,762,658
Distribution and/or service fees
Class A	194,039
Class C	14,652
Class R	1,445
Transfer agent fees
Class A	195,096
Advisor Class	29,212
Class C	3,685
Institutional Class	811,304
Institutional 2 Class	10,157
Institutional 3 Class	3,472
Class R	707
Trustees’ fees	24,233
Custodian fees	62,088
Printing and postage fees	53,744
Registration fees	117,776
Accounting services fees	94,675
Legal fees	18,104
Compensation of chief compliance officer	90
Other	18,495
Total expenses	5,415,632
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(294,206)
Expense reduction	(55,765)
Total net expenses	5,065,661
Net investment income	11,409,609
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,523,768
Investments — affiliated issuers	4,263
Foreign currency translations	(110,072)
Net realized gain	9,417,959
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	50,022,535
Investments — affiliated issuers	2,255
Foreign currency translations	163,075
Net change in unrealized appreciation (depreciation)	50,187,865
Net realized and unrealized gain	59,605,824
Net increase in net assets resulting from operations	$71,015,433
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2023	15

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$11,409,609	$10,089,162
Net realized gain (loss)	9,417,959	(3,267,936)
Net change in unrealized appreciation (depreciation)	50,187,865	(102,459,404)
Net increase (decrease) in net assets resulting from operations	71,015,433	(95,638,178)
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,603,226)	(6,997,862)
Advisor Class	(293,645)	(88,243)
Class C	(21,016)	(98,059)
Institutional Class	(7,431,876)	(31,742,875)
Institutional 2 Class	(408,931)	(297,512)
Institutional 3 Class	(1,415,310)	(3,793,474)
Class R	(5,006)	(8,699)
Total distributions to shareholders	(11,179,010)	(43,026,724)
Increase in net assets from capital stock activity	39,107,918	78,972,472
Total increase (decrease) in net assets	98,944,341	(59,692,430)
Net assets at beginning of year	442,266,741	501,959,171
Net assets at end of year	$541,211,082	$442,266,741
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia International Dividend Income Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	508,728	8,934,122	715,307	13,769,011
Distributions reinvested	86,343	1,493,565	333,971	6,501,856
Shares redeemed	(622,930)	(10,991,239)	(484,762)	(9,281,657)
Net increase (decrease)	(27,859)	(563,552)	564,516	10,989,210
Advisor Class
Shares sold	952,944	17,165,564	280,694	5,372,578
Distributions reinvested	16,319	293,595	4,687	88,019
Shares redeemed	(153,538)	(2,804,765)	(22,122)	(404,467)
Net increase	815,725	14,654,394	263,259	5,056,130
Class C
Shares sold	23,160	384,562	80,731	1,436,401
Distributions reinvested	1,310	21,016	5,454	98,059
Shares redeemed	(29,269)	(448,813)	(27,149)	(456,370)
Net increase (decrease)	(4,799)	(43,235)	59,036	1,078,090
Institutional Class
Shares sold	839,836	14,914,305	2,241,537	44,297,229
Distributions reinvested	414,584	7,179,572	1,579,441	30,850,576
Shares redeemed	(1,948,895)	(34,483,776)	(2,466,694)	(46,580,101)
Net increase (decrease)	(694,475)	(12,389,899)	1,354,284	28,567,704
Institutional 2 Class
Shares sold	1,329,300	24,877,218	1,199,470	23,185,790
Distributions reinvested	23,809	408,780	16,250	297,288
Shares redeemed	(598,488)	(9,781,505)	(142,313)	(2,544,162)
Net increase	754,621	15,504,493	1,073,407	20,938,916
Institutional 3 Class
Shares sold	1,501,345	26,894,743	2,115,335	37,705,293
Distributions reinvested	81,037	1,415,256	194,484	3,793,098
Shares redeemed	(381,422)	(6,757,809)	(1,601,196)	(29,166,554)
Net increase	1,200,960	21,552,190	708,623	12,331,837
Class R
Shares sold	22,101	406,037	4,872	83,553
Distributions reinvested	282	5,006	446	8,699
Shares redeemed	(971)	(17,516)	(4,308)	(81,667)
Net increase	21,412	393,527	1,010	10,585
Total net increase	2,065,585	39,107,918	4,024,135	78,972,472
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2023	$16.22	0.37	2.23	2.60	(0.37)	—	(0.37)
Year Ended 8/31/2022	$21.61	0.35(d)	(3.97)	(3.62)	(0.42)	(1.35)	(1.77)
Year Ended 8/31/2021	$17.70	0.30	4.20	4.50	(0.20)	(0.39)	(0.59)
Year Ended 8/31/2020	$17.88	0.37	0.07	0.44	(0.42)	(0.20)	(0.62)
Year Ended 8/31/2019	$18.83	0.45	(0.54)	(0.09)	(0.49)	(0.37)	(0.86)
Advisor Class
Year Ended 8/31/2023	$16.39	0.56	2.10	2.66	(0.41)	—	(0.41)
Year Ended 8/31/2022	$21.81	0.45(d)	(4.05)	(3.60)	(0.47)	(1.35)	(1.82)
Year Ended 8/31/2021	$17.86	0.36	4.23	4.59	(0.25)	(0.39)	(0.64)
Year Ended 8/31/2020	$18.04	0.40	0.08	0.48	(0.46)	(0.20)	(0.66)
Year Ended 8/31/2019	$18.99	0.51	(0.55)	(0.04)	(0.54)	(0.37)	(0.91)
Class C
Year Ended 8/31/2023	$14.98	0.21	2.06	2.27	(0.23)	—	(0.23)
Year Ended 8/31/2022	$20.07	0.24(d)	(3.71)	(3.47)	(0.27)	(1.35)	(1.62)
Year Ended 8/31/2021	$16.50	0.11	3.95	4.06	(0.10)	(0.39)	(0.49)
Year Ended 8/31/2020	$16.70	0.22	0.06	0.28	(0.28)	(0.20)	(0.48)
Year Ended 8/31/2019	$17.63	0.29	(0.49)	(0.20)	(0.36)	(0.37)	(0.73)
Institutional Class
Year Ended 8/31/2023	$16.29	0.41	2.23	2.64	(0.41)	—	(0.41)
Year Ended 8/31/2022	$21.69	0.40(d)	(3.98)	(3.58)	(0.47)	(1.35)	(1.82)
Year Ended 8/31/2021	$17.76	0.35	4.22	4.57	(0.25)	(0.39)	(0.64)
Year Ended 8/31/2020	$17.95	0.41	0.06	0.47	(0.46)	(0.20)	(0.66)
Year Ended 8/31/2019	$18.90	0.50	(0.54)	(0.04)	(0.54)	(0.37)	(0.91)
Institutional 2 Class
Year Ended 8/31/2023	$16.24	0.44	2.21	2.65	(0.43)	—	(0.43)
Year Ended 8/31/2022	$21.63	0.55(d)	(4.09)	(3.54)	(0.50)	(1.35)	(1.85)
Year Ended 8/31/2021	$17.72	0.38	4.20	4.58	(0.28)	(0.39)	(0.67)
Year Ended 8/31/2020	$17.90	0.44	0.07	0.51	(0.49)	(0.20)	(0.69)
Year Ended 8/31/2019	$18.85	0.56	(0.58)	(0.02)	(0.56)	(0.37)	(0.93)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia International Dividend Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2023	$18.45	16.17%	1.35%	1.27%(c)	2.07%	31%	$80,500
Year Ended 8/31/2022	$16.22	(18.02%)	1.34%(e)	1.26%(c),(e)	1.82%	34%	$71,242
Year Ended 8/31/2021	$21.61	25.78%	1.34%(e),(f)	1.24%(c),(e),(f)	1.51%	28%	$82,701
Year Ended 8/31/2020	$17.70	2.65%	1.38%(e)	1.24%(c),(e)	2.09%	91%	$71,493
Year Ended 8/31/2019	$17.88	(0.16%)	1.44%	1.25%	2.56%	56%	$78,887
Advisor Class
Year Ended 8/31/2023	$18.64	16.41%	1.10%	1.02%(c)	3.07%	31%	$20,567
Year Ended 8/31/2022	$16.39	(17.78%)	1.12%(e)	1.02%(c),(e)	2.50%	34%	$4,715
Year Ended 8/31/2021	$21.81	26.08%	1.09%(e),(f)	0.99%(c),(e),(f)	1.77%	28%	$534
Year Ended 8/31/2020	$17.86	2.90%	1.12%(e)	0.98%(c),(e)	2.16%	91%	$293
Year Ended 8/31/2019	$18.04	0.10%	1.19%	1.00%	2.84%	56%	$1,027
Class C
Year Ended 8/31/2023	$17.02	15.28%	2.10%	2.02%(c)	1.29%	31%	$1,655
Year Ended 8/31/2022	$14.98	(18.61%)	2.10%(e)	2.01%(c),(e)	1.37%	34%	$1,529
Year Ended 8/31/2021	$20.07	24.86%	2.09%(e),(f)	1.99%(c),(e),(f)	0.62%	28%	$864
Year Ended 8/31/2020	$16.50	1.83%	2.13%(e)	1.98%(c),(e)	1.30%	91%	$1,100
Year Ended 8/31/2019	$16.70	(0.86%)	2.19%	2.00%	1.72%	56%	$1,745
Institutional Class
Year Ended 8/31/2023	$18.52	16.39%	1.10%	1.02%(c)	2.30%	31%	$331,734
Year Ended 8/31/2022	$16.29	(17.78%)	1.09%(e)	1.01%(c),(e)	2.06%	34%	$303,028
Year Ended 8/31/2021	$21.69	26.11%	1.09%(e),(f)	0.99%(c),(e),(f)	1.76%	28%	$374,189
Year Ended 8/31/2020	$17.76	2.86%	1.13%(e)	0.99%(c),(e)	2.34%	91%	$325,493
Year Ended 8/31/2019	$17.95	0.10%	1.19%	1.00%	2.83%	56%	$354,127
Institutional 2 Class
Year Ended 8/31/2023	$18.46	16.56%	0.91%	0.88%	2.52%	31%	$34,789
Year Ended 8/31/2022	$16.24	(17.66%)	0.92%(e)	0.88%(e)	3.06%	34%	$18,344
Year Ended 8/31/2021	$21.63	26.23%	0.91%(e),(f)	0.86%(e),(f)	1.88%	28%	$1,219
Year Ended 8/31/2020	$17.72	3.07%	0.90%(e)	0.86%(e)	2.49%	91%	$873
Year Ended 8/31/2019	$17.90	0.23%	0.91%	0.87%	3.13%	56%	$1,337
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2023	$16.27	0.47	2.20	2.67	(0.44)	—	(0.44)
Year Ended 8/31/2022	$21.67	0.43(d)	(3.97)	(3.54)	(0.51)	(1.35)	(1.86)
Year Ended 8/31/2021	$17.75	0.39	4.21	4.60	(0.29)	(0.39)	(0.68)
Year Ended 8/31/2020	$17.94	0.45	0.06	0.51	(0.50)	(0.20)	(0.70)
Year Ended 8/31/2019	$18.89	0.51	(0.52)	(0.01)	(0.57)	(0.37)	(0.94)
Class R
Year Ended 8/31/2023	$16.19	0.40	2.14	2.54	(0.32)	—	(0.32)
Year Ended 8/31/2022	$21.57	0.31(d)	(3.97)	(3.66)	(0.37)	(1.35)	(1.72)
Year Ended 8/31/2021	$17.67	0.26	4.19	4.45	(0.16)	(0.39)	(0.55)
Year Ended 8/31/2020	$17.85	0.32	0.07	0.39	(0.37)	(0.20)	(0.57)
Year Ended 8/31/2019	$18.80	0.25	(0.38)	(0.13)	(0.45)	(0.37)	(0.82)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of:

Class	8/31/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019
Class A	0.01%	0.01%	0.01%	0.02%	—%
Advisor Class	0.01%	0.00%	0.01%	0.03%	—%
Class C	0.01%	0.01%	0.02%	0.02%	—%
Institutional Class	0.01%	0.01%	0.01%	0.02%	—%
Class R	0.01%	0.01%	0.01%	0.02%	—%

(d)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.01 per share.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia International Dividend Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2023	$18.50	16.65%	0.86%	0.83%	2.65%	31%	$71,437
Year Ended 8/31/2022	$16.27	(17.63%)	0.85%(e)	0.82%(e)	2.24%	34%	$43,292
Year Ended 8/31/2021	$21.67	26.30%	0.86%(e),(f)	0.81%(e),(f)	1.95%	28%	$42,318
Year Ended 8/31/2020	$17.75	3.07%	0.85%(e)	0.81%(e)	2.58%	91%	$36,384
Year Ended 8/31/2019	$17.94	0.29%	0.85%	0.81%	2.87%	56%	$47,630
Class R
Year Ended 8/31/2023	$18.41	15.85%	1.60%	1.52%(c)	2.23%	31%	$528
Year Ended 8/31/2022	$16.19	(18.22%)	1.59%(e)	1.50%(c),(e)	1.61%	34%	$118
Year Ended 8/31/2021	$21.57	25.48%	1.59%(e),(f)	1.49%(c),(e),(f)	1.28%	28%	$135
Year Ended 8/31/2020	$17.67	2.37%	1.63%(e)	1.49%(c),(e)	1.84%	91%	$104
Year Ended 8/31/2019	$17.85	(0.41%)	1.70%	1.50%	1.41%	56%	$117
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2023	21

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Columbia International Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
22	Columbia International Dividend Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia International Dividend Income Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
August 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.77% of the Fund’s average daily net assets.
24	Columbia International Dividend Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), provide such services to the Fund.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia International Dividend Income Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
August 31, 2023
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.25
Advisor Class	0.24
Class C	0.25
Institutional Class	0.25
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.24
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $55,765.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	68,229
Class C	—	1.00(b)	218

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia International Dividend Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	1.27%
Advisor Class	1.02
Class C	2.02
Institutional Class	1.02
Institutional 2 Class	0.88
Institutional 3 Class	0.83
Class R	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions and passive foreign investment company (pfic) holdings.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,741,069	(2,741,069)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia International Dividend Income Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
August 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
11,179,010	—	11,179,010	28,074,412	14,952,312	43,026,724
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,203,442	3,375,553	—	32,579,784
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
505,554,850	63,191,200	(30,611,416)	32,579,784
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $175,970,603 and $147,357,889, respectively, for the year ended August 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $2,747 for the year ended August 31, 2023.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
28	Columbia International Dividend Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,000,000	5.85	1
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is
Columbia International Dividend Income Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
August 31, 2023
unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced
30	Columbia International Dividend Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia International Dividend Income Fund | Annual Report 2023	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia International Dividend Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia International Dividend Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia International Dividend Income Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
97.02%	$3,544,331	$1,886,790	$0.06	$17,853,897	$0.61
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia International Dividend Income Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
34	Columbia International Dividend Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
Columbia International Dividend Income Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
36	Columbia International Dividend Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia International Dividend Income Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
38	Columbia International Dividend Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
Columbia International Dividend Income Fund | Annual Report 2023	39

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia International Dividend Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
40	Columbia International Dividend Income Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Columbia International Dividend Income Fund | Annual Report 2023	41

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing
42	Columbia International Dividend Income Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia International Dividend Income Fund | Annual Report 2023	43

Columbia International Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN154_08_N01_(10/23)

Annual Report
August 31, 2023
Columbia Strategic Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Strategic Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Income Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2010
Jason Callan
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended August 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/21/77	1.56	1.88	2.94
	Including sales charges		-3.27	0.90	2.45
Advisor Class		11/08/12	1.80	2.11	3.19
Class C	Excluding sales charges	07/01/97	0.81	1.11	2.17
	Including sales charges		-0.16	1.11	2.17
Institutional Class		01/29/99	1.80	2.10	3.20
Institutional 2 Class		03/07/11	1.84	2.16	3.26
Institutional 3 Class		06/13/13	1.89	2.21	3.30
Class R		09/27/10	1.30	1.62	2.67
Bloomberg U.S. Aggregate Bond Index			-1.19	0.49	1.48
ICE BofA US Cash Pay High Yield Constrained Index			7.06	3.15	4.38
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged			-0.02	-3.76	-1.66
JPMorgan Emerging Markets Bond Index-Global			4.96	0.84	2.80
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. Effective July 1, 2022 the ICE BofA US Cash Pay High Yield Constrained Index now includes transaction costs.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes, other expenses of investing or, for ICE BofA US Cash Pay High Yield Constrained Index for periods prior to July 2022, transaction costs. Securities in the Fund may not match those in an index.
Columbia Strategic Income Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Columbia Strategic Income Fund | Annual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2023)
Asset-Backed Securities — Non-Agency	5.1
Call Option Contracts Purchased	0.0(a)
Commercial Mortgage-Backed Securities - Non-Agency	2.3
Common Stocks	0.0(a)
Convertible Bonds	0.1
Convertible Preferred Stocks	0.0(a)
Corporate Bonds & Notes	34.5
Foreign Government Obligations	6.0
Money Market Funds	4.7
Residential Mortgage-Backed Securities - Agency	27.0
Residential Mortgage-Backed Securities - Non-Agency	13.8
Rights	0.0(a)
Senior Loans	6.4
U.S. Government & Agency Obligations	0.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2023)
AAA rating	21.4
AA rating	10.0
A rating	8.9
BBB rating	19.4
BB rating	16.6
B rating	16.3
CCC rating	2.5
CC rating	0.0(a)
Not rated	4.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia Strategic Income Fund | Annual Report 2023	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2023, Class A shares of Columbia Strategic Income Fund returned 1.56% excluding sales charges. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -1.19% for the same period.
Market overview
During the annual period, the Fund’s benchmark, which measures the broad U.S. investment-grade bond market, produced negative returns, spurred by persistently sticky inflation, which, in turn, emboldened an already hawkish U.S. Federal Reserve (Fed).
As the annual period began in September 2022, the 10-year U.S. Treasury yield rose to 4.00% for the first time since 2007. Amid the sharp selloff in government bonds, interest rate volatility also spiked and led to the worst month for agency mortgage-backed securities in that sector’s history. Bonds staged a recovery in the fourth quarter of 2022 and into January 2023. Signs that inflation may have peaked and other encouraging economic data raised hopes the Fed may be approaching the end of its series of sharp interest rate hikes. However, sentiment reversed course in February 2023 as fresh economic data showed that prices did not decelerate as much as consensus expected, and many more jobs had been created to start the new year. Both of these signals were red flags for the Fed, which had downshifted the pace of its hikes earlier in the month. Corporate earnings added noise to the picture as more companies began missing estimates, and management teams turned increasingly cautious. As the market accepted that the Fed might still have a way to go in its tightening cycle, yields climbed and credit spreads widened. Interest rate expectations took another turn in mid-March following clear signs of stress in the banking sector. Yields tumbled across the curve, or spectrum of maturities, when regulators shut down two regional U.S. banks. The Fed looked through this financial sector instability and hiked interest rates for the ninth consecutive time, raising the targeted federal funds rate to a range of 4.75% to 5.00%.
In the second quarter of 2023, the benchmark fell modestly. While April was a positive month for fixed-income markets, led by a recovery from the indiscriminate selloff in the prior month, May saw a tenth interest rate hike by the Fed and the potential of a U.S. federal debt crisis. There was then a pause by the Fed in June, but one accompanied by expectations of further interest rate hikes later in the year. As a result, U.S. Treasury yields moved higher along maturities. In each of the last two months of the annual period, the benchmark posted slightly negative returns. In July, consensus quickly shifted to expect a soft landing and a belief that recession was not imminent. The Fed followed up its June pause by hiking interest rates 25 basis points. (A basis point is 1/100 of a percentage point.) In August, headwinds emerged for U.S. Treasuries, including the announcement of a sharp increase in upcoming issuance, uncertainty around foreign buying following a shift in the Bank of Japan’s monetary stimulus, a rally in energy prices and poor summer liquidity. Fitch Ratings downgraded U.S. debt from its AAA status at the beginning of the month, but market reaction was muted.
All told, yields rose across the U.S. Treasury yield curve. The bellwether 10-year U.S. Treasury yield was up 94 basis points during the annual period. Throughout, the two-year to 10-year portion of the U.S. Treasury yield curve remained inverted, meaning 10-year U.S. Treasury yields were lower than two-year U.S. Treasury yields, historically a foreshadow of a recession. In fact, the U.S. Treasury yield curve briefly touched some of its most inverted levels since the early 1980s in July 2023 before steepening just a bit. Globally, the scenario was similar, with government bond yields moving higher as most global central banks, both of developed and emerging markets, continued to tighten monetary policy through most of the annual period, moving to pausing cycles as inflation figures started to edge lower.
U.S. Treasuries and securitized bonds as a whole, including mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, were among the worst performing fixed-income sectors during the annual period, posting negative absolute returns. Treasury inflation-protected securities also performed poorly, as inflation levels, while persistently high, did fall significantly from the previous year. Conversely, leveraged loans, high-yield corporate bonds and sovereign emerging markets debt were among the strongest performing fixed-income sectors during the annual period, generating solidly positive total returns. Municipal bonds and U.S. investment-grade corporate bonds outperformed both the benchmark and U.S. Treasuries but posted only modestly positive absolute returns for the annual period.
The Fund experienced increased portfolio turnover during the period, as compared to the previous reporting period, due to increased trading as a result of elevated market volatility.
6	Columbia Strategic Income Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable contributors during the period
•	Relative to the benchmark, the Fund’s exposure to credit across the quality spectrum boosted its results most, as both investment-grade and high-yield credit sectors outperformed duration-equivalent U.S. Treasuries during the annual period.
•	Allocations to several sectors that are not components of the benchmark, including non-agency mortgage-backed securities, high-yield corporate credit and floating rate loans, generated significant added value, each outperforming the benchmark during the annual period.
•	Security selection among investment-grade corporate bonds contributed positively to relative results.
○	Selection was especially beneficial in April 2023 amid the fallout of the regional banking crisis. For example, ahead of the Silicon Valley Bank failure, the Fund had no exposure at all to what we deemed to be higher risk regional banks due to their relative valuation versus the larger domestic investment banks.
○	Overweighted positions in industrials- and utilities-related investment-grade corporate bonds, which meaningfully outperformed financials-related issues within the sector, proved particularly prudent as well.
•	The Fund’s duration positioning contributed positively to its relative performance.
○	The Fund held a shorter duration stance than that of the benchmark during an annual period when interest rates rose.
○	The Fund’s duration was actively adjusted throughout the annual period but averaged a duration of approximately 1.25 years shorter than that of the benchmark.
The Fund’s notable detractors during the period
•	Having an overweighted allocation to agency mortgage-backed securities detracted from the Fund’s relative results, as this sector underperformed the benchmark during the annual period. However, the effect of such positioning was mitigated by a focus on higher coupons, which outpaced lower coupons.
•	Similarly, exposure to commercial mortgage-backed securities dampened the Fund’s relative results, as the sector performed weakly during the annual period.
Derivatives usage
The Fund utilized derivatives as a means to hedge exposures to better balance risks among four risk factors: credit, duration, currency and inflation. We used U.S. Treasury futures, interest rate swaps and options on interest rate swaps to manage its interest rate exposure, i.e., to express a shorter-than-benchmark duration stance. We also used credit default swap indices and commercial mortgage-backed securities (CMBX) indices to hedge and express investment views in the high-yield corporate credit and commercial mortgage-backed securities bond markets, respectively.  On a stand-alone basis, these derivatives had a negative impact on Fund performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a
Columbia Strategic Income Fund | Annual Report 2023	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Strategic Income Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.70	1,020.52	4.75	4.74	0.93
Advisor Class	1,000.00	1,000.00	1,027.10	1,021.78	3.47	3.47	0.68
Class C	1,000.00	1,000.00	1,021.90	1,016.74	8.56	8.54	1.68
Institutional Class	1,000.00	1,000.00	1,027.10	1,021.78	3.47	3.47	0.68
Institutional 2 Class	1,000.00	1,000.00	1,027.30	1,021.98	3.27	3.26	0.64
Institutional 3 Class	1,000.00	1,000.00	1,027.60	1,022.23	3.02	3.01	0.59
Class R	1,000.00	1,000.00	1,024.80	1,019.26	6.02	6.01	1.18
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Strategic Income Fund | Annual Report 2023	9

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 6.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month Term SOFR + 7.132% Floor 6.870% 04/15/2034	12.440%	15,000,000	14,234,430
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-5A Class E
3-month Term SOFR + 6.762% Floor 6.500% 10/23/2034	12.107%	8,600,000	7,954,630
Series 2021-6A Class E
3-month Term SOFR + 6.762% Floor 6.500% 10/21/2034	12.095%	11,450,000	10,632,424
Series 2021-7A Class E
3-month Term SOFR + 7.012% Floor 6.750% 01/22/2035	12.357%	15,350,000	14,413,926
Ballyrock CLO Ltd.(a),(b)
Series 2021-18A Class D
3-month Term SOFR + 6.762% Floor 6.500% 01/15/2035	12.070%	13,050,000	12,455,716
Barings CLO Ltd.(a),(b)
Series 2021-2A Class E
3-month Term SOFR + 6.512% Floor 6.250% 07/15/2034	11.820%	8,350,000	7,869,408
Exeter Automobile Receivables Trust
Subordinated Series 2023-3A Class B
09/15/2027	6.110%	5,100,000	5,104,980
Subordinated Series 2023-4A Class B
10/15/2027	6.310%	12,500,000	12,538,670
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class C
12/15/2028	2.750%	12,305,392	12,055,190
Subordinated Series 2022-A Class C
06/15/2029	2.820%	7,760,000	7,575,409
Madison Park Funding LXII Ltd.(a),(b)
Series 2022-62A Class AR
3-month Term SOFR + 1.850% Floor 1.850% 07/17/2036	7.158%	49,500,000	49,598,951
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month Term SOFR + 3.762% Floor 3.500% 01/15/2033	9.070%	10,900,000	10,731,061
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2023-2A Class A
06/15/2033	6.040%	7,511,104	7,487,586
Netcredit Combined Receivables LLC(a),(c)
Series 2023-A Class A
12/20/2027	7.780%	12,748,398	12,660,753
Octagon 55 Ltd.(a),(b)
Series 2021-1A Class E
3-month Term SOFR + 6.762% Floor 6.500% 07/20/2034	12.088%	9,700,000	8,982,530
Octagon Investment Partners 48 Ltd.(a),(b)
Series 2020-3A Class ER
3-month Term SOFR + 6.962% Floor 6.700% 10/20/2034	12.288%	12,750,000	12,201,329
Pagaya AI Debt Selection Trust(a)
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	15,549,154	15,151,234
Pagaya AI Debt Trust(a)
Series 2022-2 Class A
01/15/2030	4.970%	3,893,538	3,856,167
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	14,298,109	13,368,530
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	13,933,610	13,962,373
Pagaya AI Debt Trust(a),(d)
Subordinated Series 2023-5 Class AB
04/15/2031	7.277%	18,670,000	18,706,478
Santander Revolving Auto Loan Trust(a)
Series 2019-A Class A
01/26/2032	2.510%	11,987,000	11,449,232
Theorem Funding Trust(a)
Series 2022-3A Class A
04/15/2029	7.600%	11,096,679	11,108,622
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	2,586,048	2,530,483
Upstart Securitization Trust(a)
Series 2023-2 Class A
06/20/2033	6.770%	14,136,224	14,040,156
Total Asset-Backed Securities — Non-Agency (Cost $316,153,802)			310,670,268

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency 2.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BFLD Trust(a),(b)
Subordinated Series 2019-DPLO Class E
1-month Term SOFR + 2.354% Floor 2.240% 10/15/2034	7.665%	6,510,000	6,371,931
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month Term SOFR + 2.447% Floor 2.400% 06/15/2035	7.825%	8,700,000	8,354,083
Subordinated Series 2018-PRME Class D
1-month Term SOFR + 1.847% Floor 1.925% 06/15/2035	7.225%	13,700,000	13,282,768
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	8.152%	8,490,000	7,819,487
Subordinated Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	8.848%	12,035,000	10,929,063
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month Term SOFR + 3.607% Floor 3.492% 11/15/2037	8.917%	2,801,523	2,751,628
COMM Mortgage Trust(a),(d)
Subordinated Series 2020-CBM Class F
02/10/2037	3.754%	4,000,000	3,553,366
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	7,525,000	3,916,135
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	19,910,000	7,771,769
GS Mortgage Securities Corp. II(a),(d)
Series 2023-SHIP Class A
09/15/2038	4.466%	5,750,000	5,511,681
Hilton USA Trust(a),(d)
Subordinated Series 2016-HHV Class F
11/05/2038	4.333%	16,690,000	14,749,596
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	11,500,000	3,707,005
Morgan Stanley Capital I Trust(a),(d)
Series 2019-MEAD Class E
11/10/2036	3.283%	15,500,000	12,011,816
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%	17,000,000	15,903,673
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-SFR2 Class F
06/17/2037	6.152%	12,000,000	11,708,804
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month Term SOFR + 1.264% Floor 1.150% 05/15/2038	6.575%	4,850,000	4,389,850
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month Term SOFR + 1.822% Floor 1.650% 12/15/2034	7.133%	9,790,000	8,824,998
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $166,811,223)			141,557,653

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
iHeartMedia, Inc., Class A(e)	11,995	43,302
Total Communication Services		43,302
Consumer Discretionary 0.0%
Broadline Retail 0.0%
Belk, Inc.(e)	50	483
Total Consumer Discretionary		483
Energy 0.0%
Energy Equipment & Services 0.0%
Covia Holdings Corp.(e)	74,466	1,123,171
McDermott International Ltd.(e)	47,856	8,231
Total		1,131,402
Oil, Gas & Consumable Fuels 0.0%
New Frontera Holdings(e)	14,302	1,037
Southcross Energy Partners LLC(e)	14,393	201
Southcross Energy Partners LLC, Class A(c),(e)	272,263	10,891
Total		12,129
Total Energy		1,143,531
Financials 0.0%
Financial Services 0.0%
Windstream Services LLC(e)	11,272	120,233
Total Financials		120,233

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 0.0%
Machinery 0.0%
TNT Crane and Rigging, Inc.(e)	23,468	164,276
Total Industrials		164,276
Information Technology 0.0%
Communications Equipment 0.0%
Riverbed Technology, Inc.(e)	13,308	5,855
Software 0.0%
Avaya Holdings Corp.(e)	8,492	110,396
Avaya Holdings Corp.(e)	40,919	531,947
Total		642,343
Total Information Technology		648,198
Total Common Stocks (Cost $2,262,176)		2,120,023

Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.2%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	15,230,000	9,214,150
Total Convertible Bonds (Cost $12,449,701)			9,214,150

Convertible Preferred Stocks 0.0%
Issuer		Shares	Value ($)
Information Technology 0.0%
Communications Equipment 0.0%
Riverbed Technology, Inc.(c)	7.000%	14,204	3,622
Total Information Technology			3,622
Total Convertible Preferred Stocks (Cost $307,751)			3,622

Corporate Bonds & Notes(f) 42.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.7%
BAE Systems PLC(a)
02/15/2031	1.900%	12,470,000	9,895,917
Boeing Co. (The)
08/01/2059	3.950%	22,683,000	16,173,564
05/01/2060	5.930%	7,549,000	7,292,524
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bombardier, Inc.(a)
04/15/2027	7.875%	2,516,000	2,509,374
Howmet Aerospace, Inc.
01/15/2029	3.000%	5,006,000	4,316,819
L3Harris Technologies, Inc.
07/31/2033	5.400%	3,597,000	3,603,539
Raytheon Technologies Corp.
03/15/2032	2.375%	17,366,000	13,961,246
02/27/2033	5.150%	10,232,000	10,104,970
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	1,320,000	1,376,672
TransDigm, Inc.(a)
03/15/2026	6.250%	8,643,000	8,587,087
08/15/2028	6.750%	8,917,000	8,958,517
Total			86,780,229
Airlines 0.4%
Air Canada(a)
08/15/2026	3.875%	2,022,000	1,867,176
American Airlines, Inc.(a)
07/15/2025	11.750%	2,307,000	2,526,561
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	10,672,840	10,474,417
04/20/2029	5.750%	1,412,465	1,350,094
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	3,627,955	3,354,132
United Airlines, Inc.(a)
04/15/2026	4.375%	1,693,000	1,596,422
Total			21,168,802
Automotive 0.8%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	1,411,000	1,338,492
Clarios Global LP/US Finance Co.(a)
05/15/2028	6.750%	3,435,000	3,437,981
Ford Motor Co.
02/12/2032	3.250%	3,984,000	3,108,958
01/15/2043	4.750%	4,953,000	3,703,790
Ford Motor Credit Co. LLC
09/08/2024	3.664%	3,700,000	3,588,457
06/16/2025	5.125%	4,449,000	4,334,448
11/13/2025	3.375%	1,036,000	964,342
06/10/2026	6.950%	1,957,000	1,960,726
08/17/2027	4.125%	4,839,000	4,392,171
11/04/2027	7.350%	1,788,000	1,821,330
02/16/2028	2.900%	1,231,000	1,049,176
06/10/2030	7.200%	983,000	997,796
11/13/2030	4.000%	498,000	421,384

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	2,172,000	1,927,861
IHO Verwaltungs GmbH(a),(g)
09/15/2026	4.750%	565,000	529,138
05/15/2029	6.375%	643,000	595,892
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	986,000	962,502
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	606,000	601,238
05/15/2027	8.500%	3,927,000	3,971,084
ZF North America Capital, Inc.(a)
04/14/2030	7.125%	1,287,000	1,302,496
Total			41,009,262
Banking 6.4%
Ally Financial, Inc.
05/21/2024	3.875%	771,000	756,246
Subordinated
11/20/2025	5.750%	4,431,000	4,302,580
Bank of America Corp.(h)
10/22/2030	2.884%	41,540,000	35,602,075
10/24/2031	1.922%	47,155,000	36,939,250
10/20/2032	2.572%	21,833,000	17,497,050
02/04/2033	2.972%	1,580,000	1,299,973
Subordinated
09/21/2036	2.482%	1,984,000	1,508,134
Citigroup, Inc.(h)
01/25/2033	3.057%	21,931,000	18,064,649
Goldman Sachs Group, Inc. (The)(h)
07/21/2032	2.383%	15,497,000	12,231,570
10/21/2032	2.650%	3,816,000	3,061,967
HSBC Holdings PLC(h)
05/24/2032	2.804%	19,086,000	15,240,759
11/22/2032	2.871%	30,632,000	24,352,845
Subordinated
06/20/2034	6.547%	9,300,000	9,100,604
JPMorgan Chase & Co.(h)
10/15/2030	2.739%	3,517,000	3,014,205
04/22/2032	2.580%	15,414,000	12,612,564
11/08/2032	2.545%	47,135,000	38,008,729
Morgan Stanley(h)
07/21/2032	2.239%	7,279,000	5,710,798
07/21/2034	5.424%	3,891,000	3,823,922
Subordinated
09/16/2036	2.484%	2,990,000	2,252,683
PNC Financial Services Group, Inc. (The)(h)
06/12/2029	5.582%	2,293,000	2,273,719
08/18/2034	5.939%	7,106,000	7,189,501
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Bancorp(h)
06/12/2034	5.836%	4,283,000	4,272,469
Wells Fargo & Co.(h)
07/25/2029	5.574%	4,453,000	4,433,142
10/30/2030	2.879%	21,295,000	18,218,274
02/11/2031	2.572%	42,203,000	35,231,054
07/25/2034	5.557%	3,760,000	3,711,052
Total			320,709,814
Brokerage/Asset Managers/Exchanges 0.3%
AG Issuer LLC(a)
03/01/2028	6.250%	57,000	54,651
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	3,743,000	3,857,384
Hightower Holding LLC(a)
04/15/2029	6.750%	2,280,000	1,979,325
NFP Corp.(a)
08/15/2028	4.875%	2,419,000	2,166,807
08/15/2028	6.875%	6,226,000	5,486,017
10/01/2030	7.500%	2,568,000	2,495,818
Total			16,040,002
Building Materials 0.5%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	3,600,000	3,266,238
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	2,420,000	2,277,546
05/15/2029	4.125%	1,447,000	1,248,639
08/01/2030	6.500%	1,195,000	1,181,487
James Hardie International Finance DAC(a)
01/15/2028	5.000%	1,493,000	1,411,565
SRS Distribution, Inc.(a)
07/01/2028	4.625%	3,231,000	2,892,223
07/01/2029	6.125%	2,178,000	1,907,696
12/01/2029	6.000%	3,593,000	3,092,074
Standard Industries, Inc.(a)
01/15/2028	4.750%	4,654,000	4,284,164
White Cap Buyer LLC(a)
10/15/2028	6.875%	2,829,000	2,590,119
Total			24,151,751
Cable and Satellite 2.2%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	3,596,000	3,381,184
02/01/2028	5.000%	2,860,000	2,635,711
06/01/2029	5.375%	1,545,000	1,406,340
03/01/2030	4.750%	1,653,000	1,420,857
08/15/2030	4.500%	4,927,000	4,150,087
02/01/2031	4.250%	866,000	710,278
02/01/2032	4.750%	2,722,000	2,258,448

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	9,589,000	7,772,654
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	4,290,000	3,422,206
12/01/2061	4.400%	11,338,000	7,461,953
06/30/2062	3.950%	14,232,000	8,567,616
04/01/2063	5.500%	8,090,000	6,360,350
CSC Holdings LLC(a)
12/01/2030	4.125%	2,708,000	1,930,829
12/01/2030	4.625%	5,962,000	3,117,663
02/15/2031	3.375%	9,019,000	6,198,541
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	2,147,000	1,900,806
DISH DBS Corp.
06/01/2029	5.125%	9,845,000	5,317,338
DISH Network Corp.(a)
11/15/2027	11.750%	495,000	502,605
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	4,656,000	3,626,708
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	2,513,000	2,265,656
08/01/2027	5.000%	574,000	530,450
07/15/2028	4.000%	2,580,000	2,234,790
07/01/2029	5.500%	1,278,000	1,151,564
07/01/2030	4.125%	2,187,000	1,781,844
Videotron Ltd.(a)
06/15/2029	3.625%	18,114,000	15,570,883
Virgin Media Finance PLC(a)
07/15/2030	5.000%	4,644,000	3,768,023
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	2,577,000	2,358,506
VZ Secured Financing BV(a)
01/15/2032	5.000%	5,066,000	4,130,762
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	1,818,000	1,408,843
Ziggo BV(a)
01/15/2030	4.875%	5,065,000	4,253,643
Total			111,597,138
Chemicals 1.0%
Avient Corp.(a)
08/01/2030	7.125%	2,176,000	2,177,599
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	2,983,000	2,528,591
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	1,456,000	1,370,126
Braskem Netherlands Finance BV(a)
01/10/2028	4.500%	500,000	451,968
01/31/2030	4.500%	9,000,000	7,542,086
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	2,350,000	2,216,309
Element Solutions, Inc.(a)
09/01/2028	3.875%	4,241,000	3,727,228
HB Fuller Co.
10/15/2028	4.250%	3,430,000	3,052,781
Herens Holdco Sarl(a)
05/15/2028	4.750%	2,382,000	1,827,364
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	2,058,000	1,910,374
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	1,561,000	1,426,869
Ingevity Corp.(a)
11/01/2028	3.875%	3,234,000	2,747,250
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	1,917,000	1,877,457
Iris Holdings, Inc.(a),(g)
02/15/2026	8.750%	1,047,000	985,258
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	3,005,000	2,484,336
11/15/2028	9.750%	3,978,000	4,010,701
SPCM SA(a)
03/15/2027	3.125%	1,001,000	888,494
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	1,453,000	980,624
WR Grace Holdings LLC(a)
06/15/2027	4.875%	5,646,000	5,268,528
08/15/2029	5.625%	4,085,000	3,448,439
03/01/2031	7.375%	612,000	604,606
Total			51,526,988
Construction Machinery 0.5%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	6,880,000	6,008,601
Herc Holdings, Inc.(a)
07/15/2027	5.500%	1,295,000	1,244,567
John Deere Capital Corp.
07/14/2028	4.950%	9,120,000	9,150,700
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	4,714,000	4,772,940
03/15/2031	7.750%	611,000	631,818
United Rentals North America, Inc.
07/15/2030	4.000%	897,000	785,949
01/15/2032	3.750%	997,000	836,557
Total			23,431,132

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.6%
APX Group, Inc.(a)
07/15/2029	5.750%	685,000	590,437
Arches Buyer, Inc.(a)
06/01/2028	4.250%	3,340,000	2,907,346
12/01/2028	6.125%	3,159,000	2,711,833
ASGN, Inc.(a)
05/15/2028	4.625%	2,024,000	1,827,520
Match Group, Inc.(a)
12/15/2027	5.000%	644,000	604,297
06/01/2028	4.625%	6,664,000	6,145,191
Staples, Inc.(a)
04/15/2026	7.500%	1,174,000	968,162
Uber Technologies, Inc.(a)
05/15/2025	7.500%	2,461,000	2,490,193
09/15/2027	7.500%	605,000	618,449
08/15/2029	4.500%	11,992,000	10,979,998
Total			29,843,426
Consumer Products 0.3%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	4,962,000	4,820,593
Mattel, Inc.(a)
12/15/2027	5.875%	1,314,000	1,288,599
Newell Brands, Inc.
09/15/2027	6.375%	879,000	862,972
09/15/2029	6.625%	1,242,000	1,230,180
Newell, Inc.
04/01/2026	4.700%	1,093,000	1,047,103
Prestige Brands, Inc.(a)
01/15/2028	5.125%	934,000	885,615
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	1,855,000	1,458,803
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	2,915,000	2,677,756
07/15/2030	5.500%	751,000	700,130
Total			14,971,751
Diversified Manufacturing 0.7%
Carrier Global Corp.
02/15/2030	2.722%	16,226,000	13,906,615
Chart Industries, Inc.(a)
01/01/2030	7.500%	1,355,000	1,389,555
01/01/2031	9.500%	465,000	501,704
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	1,996,000	1,966,942
Gates Global LLC/Co.(a)
01/15/2026	6.250%	2,554,000	2,539,583
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison IAQ LLC(a)
06/30/2028	4.125%	1,254,000	1,110,727
06/30/2029	5.875%	2,297,000	1,934,104
Resideo Funding, Inc.(a)
09/01/2029	4.000%	3,026,000	2,543,738
Vertical Holdco GmbH(a)
07/15/2028	7.625%	195,000	181,197
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	3,262,000	3,054,877
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,205,000	3,228,095
06/15/2028	7.250%	1,539,000	1,568,541
Total			33,925,678
Electric 2.0%
AEP Texas, Inc.
01/15/2050	3.450%	7,720,000	5,331,143
Calpine Corp.(a)
02/15/2028	4.500%	2,035,000	1,884,822
Clearway Energy Operating LLC(a)
02/15/2031	3.750%	8,532,000	7,024,189
01/15/2032	3.750%	4,484,000	3,674,180
Duke Energy Corp.
09/01/2046	3.750%	7,780,000	5,707,009
Duke Energy Ohio, Inc.
04/01/2053	5.650%	2,319,000	2,314,836
Edison International
11/15/2028	5.250%	8,462,000	8,270,564
Emera US Finance LP
06/15/2046	4.750%	15,730,000	12,316,375
FirstEnergy Corp.
03/01/2050	3.400%	2,732,000	1,810,144
Georgia Power Co.
03/15/2042	4.300%	3,993,000	3,339,628
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	3,086,000	2,706,911
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	2,319,000	2,273,480
09/15/2027	4.500%	8,245,000	7,658,382
NRG Energy, Inc.
01/15/2028	5.750%	1,251,000	1,183,455
NRG Energy, Inc.(a)
02/15/2029	3.375%	1,229,000	1,013,033
06/15/2029	5.250%	3,389,000	3,051,258
02/15/2032	3.875%	4,995,000	3,863,856
Pacific Gas and Electric Co.
07/01/2050	4.950%	18,875,000	14,606,433

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	1,034,000	942,911
PG&E Corp.
07/01/2028	5.000%	1,596,000	1,468,982
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	1,141,000	1,040,058
01/15/2030	4.750%	4,591,000	3,957,471
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	2,613,000	2,519,759
02/15/2027	5.625%	3,311,000	3,186,148
07/31/2027	5.000%	1,280,000	1,205,061
Total			102,350,088
Environmental 0.3%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	372,000	370,101
GFL Environmental, Inc.(a)
06/01/2025	4.250%	1,809,000	1,749,337
08/01/2025	3.750%	2,533,000	2,417,847
12/15/2026	5.125%	1,425,000	1,378,670
08/01/2028	4.000%	2,000,000	1,784,262
09/01/2028	3.500%	2,070,000	1,828,289
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	5,139,000	4,867,826
Total			14,396,332
Finance Companies 0.7%
Navient Corp.
09/25/2023	7.250%	524,000	523,994
03/25/2024	6.125%	2,057,000	2,049,077
06/25/2025	6.750%	878,000	874,013
OneMain Finance Corp.
01/15/2029	9.000%	1,425,000	1,444,538
09/15/2030	4.000%	2,162,000	1,683,713
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	2,662,000	2,354,237
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	4,226,000	3,597,143
03/01/2031	3.875%	3,811,000	3,108,464
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	19,824,000	15,727,092
Springleaf Finance Corp.
03/15/2024	6.125%	4,023,000	4,015,975
11/15/2029	5.375%	169,000	146,257
Total			35,524,503
Food and Beverage 1.4%
Bacardi Ltd.(a)
05/15/2048	5.300%	17,883,000	16,403,356
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Constellation Brands, Inc.
05/01/2033	4.900%	13,867,000	13,366,281
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	2,845,000	2,768,584
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	10,218,000	9,810,012
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,166,000	2,128,230
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	893,000	843,586
01/31/2030	4.125%	2,124,000	1,869,490
01/31/2032	4.375%	2,110,000	1,831,771
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	3,370,000	3,337,225
Post Holdings, Inc.(a)
03/01/2027	5.750%	2,432,000	2,375,591
01/15/2028	5.625%	3,361,000	3,223,783
04/15/2030	4.625%	1,287,000	1,139,671
09/15/2031	4.500%	2,918,000	2,514,865
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	2,296,000	2,016,130
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	3,639,000	3,034,129
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	2,915,000	2,497,917
US Foods, Inc.(a)
04/15/2025	6.250%	177,000	177,499
02/15/2029	4.750%	967,000	883,326
06/01/2030	4.625%	1,757,000	1,566,918
Total			71,788,364
Gaming 0.9%
Boyd Gaming Corp.
12/01/2027	4.750%	1,260,000	1,181,808
Boyd Gaming Corp.(a)
06/15/2031	4.750%	2,548,000	2,244,917
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	5,516,000	4,824,467
02/15/2030	7.000%	3,769,000	3,784,417
Churchill Downs, Inc.(a)
01/15/2028	4.750%	2,333,000	2,152,022
05/01/2031	6.750%	1,149,000	1,123,979
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	4,172,000	4,176,796
07/01/2025	6.250%	5,374,000	5,335,918
07/01/2027	8.125%	2,714,000	2,755,921
International Game Technology PLC(a)
02/15/2025	6.500%	359,000	359,403
04/15/2026	4.125%	1,446,000	1,371,609

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Light & Wonder International, Inc.(a)
09/01/2031	7.500%		659,000	668,076
MGM Resorts International
05/01/2025	6.750%		200,000	200,318
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%		4,992,000	4,345,044
Penn National Gaming, Inc.(a)
01/15/2027	5.625%		658,000	624,316
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%		3,087,000	2,720,974
Scientific Games International, Inc.(a)
05/15/2028	7.000%		1,446,000	1,447,033
11/15/2029	7.250%		2,450,000	2,455,798
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%		983,000	970,134
Total				42,742,950
Health Care 2.2%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%		2,220,000	2,104,865
04/15/2029	5.000%		2,387,000	2,200,437
AdaptHealth LLC(a)
03/01/2030	5.125%		2,450,000	2,031,380
Avantor Funding, Inc.(a)
07/15/2028	4.625%		1,819,000	1,688,472
11/01/2029	3.875%		4,553,000	3,995,008
Becton Dickinson Euro Finance SARL
08/13/2041	1.336%	EUR	1,835,000	1,253,893
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%		586,000	493,957
04/01/2030	3.500%		2,595,000	2,190,456
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%		455,000	417,896
03/15/2029	3.750%		1,124,000	993,133
03/15/2031	4.000%		975,000	844,120
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%		2,712,000	1,660,501
05/15/2030	5.250%		5,131,000	4,040,852
02/15/2031	4.750%		3,273,000	2,458,230
CVS Health Corp.
07/20/2045	5.125%		13,098,000	11,662,057
03/25/2048	5.050%		11,250,000	9,878,583
GE HealthCare Technologies, Inc.
11/15/2027	5.650%		3,336,000	3,375,774
HCA, Inc.
02/01/2029	5.875%		2,135,000	2,147,938
03/15/2052	4.625%		21,977,000	17,627,027
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%		1,424,000	1,300,444
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IQVIA, Inc.(a)
10/15/2026	5.000%	823,000	795,023
05/15/2027	5.000%	1,864,000	1,795,927
05/15/2030	6.500%	993,000	1,001,079
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	3,661,000	3,188,736
10/01/2029	5.250%	8,372,000	7,434,277
Select Medical Corp.(a)
08/15/2026	6.250%	4,045,000	4,006,876
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	917,000	914,814
04/15/2027	10.000%	799,000	813,557
Tenet Healthcare Corp.
02/01/2027	6.250%	3,922,000	3,864,286
11/01/2027	5.125%	2,761,000	2,630,640
10/01/2028	6.125%	3,102,000	2,987,733
01/15/2030	4.375%	1,872,000	1,664,921
Tenet Healthcare Corp.(a)
05/15/2031	6.750%	2,237,000	2,230,147
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	2,468,000	2,149,857
Total			107,842,896
Healthcare Insurance 0.8%
Aetna, Inc.
11/15/2042	4.125%	2,786,000	2,210,935
08/15/2047	3.875%	1,833,000	1,372,196
Centene Corp.
10/15/2030	3.000%	29,371,000	24,444,990
08/01/2031	2.625%	7,507,000	5,967,546
UnitedHealth Group, Inc.
02/15/2030	5.300%	2,790,000	2,846,551
04/15/2063	5.200%	1,005,000	961,575
Total			37,803,793
Home Construction 0.2%
Meritage Homes Corp.
06/06/2027	5.125%	2,373,000	2,279,604
Meritage Homes Corp.(a)
04/15/2029	3.875%	4,221,000	3,685,388
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	2,763,000	2,542,515
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	1,294,000	1,253,949
Taylor Morrison Communities, Inc./Holdings II(a)
03/01/2024	5.625%	695,000	695,000
Total			10,456,456

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.9%
Baytex Energy Corp.(a)
04/30/2030	8.500%	2,063,000	2,090,736
Callon Petroleum Co.(a)
08/01/2028	8.000%	4,111,000	4,165,999
Centennial Resource Production LLC(a)
04/01/2027	6.875%	723,000	721,588
CNX Resources Corp.(a)
03/14/2027	7.250%	224,000	223,765
01/15/2029	6.000%	1,638,000	1,559,403
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	8,555,000	8,253,968
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	617,000	607,140
05/01/2029	5.000%	3,825,000	3,548,705
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	2,935,000	2,821,255
02/01/2029	5.750%	3,120,000	2,921,653
Matador Resources Co.
09/15/2026	5.875%	3,620,000	3,531,038
Matador Resources Co.(a)
04/15/2028	6.875%	1,212,000	1,211,870
Occidental Petroleum Corp.
09/01/2030	6.625%	4,862,000	5,017,941
01/01/2031	6.125%	1,470,000	1,481,996
Southwestern Energy Co.
02/01/2029	5.375%	938,000	889,264
02/01/2032	4.750%	7,949,000	7,037,381
Total			46,083,702
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	4,960,000	3,478,558
Leisure 0.6%
Carnival Corp.(a)
03/01/2026	7.625%	3,212,000	3,201,127
03/01/2027	5.750%	1,069,000	1,006,181
08/15/2029	7.000%	2,146,000	2,177,470
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	3,079,000	3,350,250
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	633,000	597,534
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	684,000	678,795
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	782,000	755,082
Cinemark USA, Inc.(a)
03/15/2026	5.875%	3,120,000	3,005,666
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	639,000	620,612
NCL Corp., Ltd.(a)
02/15/2027	5.875%	1,143,000	1,107,573
Royal Caribbean Cruises Ltd.(a)
08/31/2026	5.500%	1,855,000	1,781,110
07/15/2027	5.375%	556,000	523,504
01/15/2029	9.250%	595,000	634,113
01/15/2030	7.250%	6,027,000	6,122,732
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%	2,037,000	1,953,497
Viking Cruises Ltd.(a)
09/15/2027	5.875%	2,281,000	2,132,230
07/15/2031	9.125%	960,000	992,068
Total			30,639,544
Life Insurance 0.7%
Five Corners Funding Trust(a)
11/15/2023	4.419%	10,756,000	10,713,370
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	25,683,000	24,810,078
Voya Financial, Inc.
06/15/2046	4.800%	89,000	70,446
Total			35,593,894
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	966,000	957,334
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	1,955,000	1,790,985
Total			2,748,319
Media and Entertainment 1.6%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	616,000	618,040
Clear Channel International BV(a)
08/01/2025	6.625%	2,445,000	2,423,058
Clear Channel Outdoor Holdings, Inc.(a)
09/15/2028	9.000%	1,894,000	1,903,460
06/01/2029	7.500%	3,783,000	2,837,791
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	5,106,000	4,573,496

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
iHeartCommunications, Inc.
05/01/2026	6.375%		2,975,936	2,596,355
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		7,572,000	5,986,961
Meta Platforms, Inc.
05/15/2063	5.750%		9,914,000	9,998,352
Netflix, Inc.
05/15/2029	4.625%	EUR	3,491,000	3,861,499
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%		3,572,000	3,232,660
01/15/2029	4.250%		811,000	668,080
03/15/2030	4.625%		2,185,000	1,778,333
Playtika Holding Corp.(a)
03/15/2029	4.250%		5,545,000	4,796,839
Roblox Corp.(a)
05/01/2030	3.875%		5,315,000	4,410,933
Univision Communications, Inc.(a)
08/15/2028	8.000%		592,000	592,126
05/01/2029	4.500%		2,385,000	2,053,172
06/30/2030	7.375%		1,319,000	1,277,482
Warnermedia Holdings, Inc.
03/15/2062	5.391%		35,375,000	28,033,659
Total				81,642,296
Metals and Mining 0.5%
Allegheny Technologies, Inc.
10/01/2029	4.875%		818,000	739,576
10/01/2031	5.125%		3,121,000	2,766,484
Constellium SE(a)
06/15/2028	5.625%		2,490,000	2,356,274
04/15/2029	3.750%		8,908,000	7,641,480
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%		1,464,000	1,381,607
04/01/2029	6.125%		6,673,000	6,272,860
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%		1,804,000	1,457,869
Novelis Corp.(a)
11/15/2026	3.250%		1,369,000	1,239,843
01/30/2030	4.750%		2,010,000	1,798,885
08/15/2031	3.875%		1,651,000	1,370,206
Total				27,025,084
Midstream 2.7%
CNX Midstream Partners LP(a)
04/15/2030	4.750%		2,202,000	1,902,470
DCP Midstream Operating LP
04/01/2044	5.600%		1,252,000	1,162,301
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%		1,292,000	1,283,094
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Midstream, Inc.(a)
06/15/2029	4.125%	1,588,000	1,407,042
06/15/2031	4.375%	2,964,000	2,567,505
EQM Midstream Partners LP(a)
07/01/2025	6.000%	2,976,000	2,948,025
07/01/2027	6.500%	1,236,000	1,227,152
01/15/2029	4.500%	1,639,000	1,488,234
01/15/2031	4.750%	5,225,000	4,617,412
EQM Midstream Partners LP
07/15/2048	6.500%	5,051,000	4,583,733
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	12,000,000	9,498,119
09/30/2040	3.250%	3,925,000	2,945,560
Greensaif Pipelines Bidco Sarl(a)
02/23/2038	6.129%	2,912,000	2,921,760
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	1,936,000	1,931,543
02/01/2028	5.000%	1,667,000	1,568,464
Kinder Morgan, Inc.
02/15/2046	5.050%	3,954,000	3,329,024
08/01/2052	5.450%	10,844,000	9,685,664
MPLX LP
03/14/2052	4.950%	3,790,000	3,121,844
NuStar Logistics LP
10/01/2025	5.750%	4,717,000	4,636,665
06/01/2026	6.000%	1,944,000	1,915,743
04/28/2027	5.625%	1,573,000	1,525,973
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	26,497,000	20,752,896
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	2,648,000	2,279,167
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	4,429,000	3,834,857
08/15/2031	4.125%	8,868,000	7,533,241
11/01/2033	3.875%	14,638,000	11,890,037
Western Midstream Operating LP(h)
02/01/2050	5.250%	9,650,000	7,797,935
Williams Companies, Inc. (The)
08/15/2028	5.300%	15,596,000	15,522,432
Total			135,877,892
Natural Gas 0.2%
NiSource, Inc.
05/15/2047	4.375%	9,643,000	7,899,814
Oil Field Services 0.2%
Nabors Industries Ltd.(a)
01/15/2026	7.250%	1,523,000	1,465,913
01/15/2028	7.500%	1,217,000	1,122,562

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Nabors Industries, Inc.(a)
05/15/2027	7.375%		1,151,000	1,122,797
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%		2,888,000	2,979,484
Venture Global LNG, Inc.(a)
06/01/2031	8.375%		1,014,000	1,023,114
Total				7,713,870
Other Industry 0.0%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%		1,358,000	1,232,315
Hillenbrand, Inc.
03/01/2031	3.750%		1,167,000	981,375
Total				2,213,690
Other REIT 0.4%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%		2,997,000	2,563,026
Digital Dutch Finco BV(a)
03/15/2030	1.500%	EUR	3,469,000	3,023,396
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%		3,838,000	3,688,237
02/01/2027	4.250%		1,293,000	1,169,602
06/15/2029	4.750%		5,315,000	4,469,207
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%		1,816,000	1,681,668
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%		1,571,000	1,367,213
RHP Hotel Properties LP/Finance Corp.(a)
07/15/2028	7.250%		616,000	620,247
02/15/2029	4.500%		860,000	754,953
RLJ Lodging Trust LP(a)
07/01/2026	3.750%		1,102,000	1,011,749
Service Properties Trust
03/15/2024	4.650%		957,000	943,785
Total				21,293,083
Packaging 0.4%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%		2,547,000	2,489,628
09/01/2029	4.000%		5,819,000	4,724,917
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%		1,940,000	1,812,432
Ball Corp.
06/15/2029	6.000%		2,135,000	2,105,089
Berry Global, Inc.(a)
04/15/2028	5.500%		115,000	112,974
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canpack SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	1,018,000	947,443
Canpack SA/US LLC(a)
11/15/2029	3.875%	3,538,000	2,865,759
Sealed Air Corp.(a)
02/01/2028	6.125%	356,000	350,643
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	3,592,000	3,393,340
08/15/2027	8.500%	1,408,000	1,339,321
Total			20,141,546
Pharmaceuticals 2.2%
1375209 BC Ltd.(a)
01/30/2028	9.000%	443,000	443,589
Amgen, Inc.
03/02/2063	5.750%	54,615,000	53,872,620
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	2,070,000	1,361,442
06/01/2028	4.875%	2,868,000	1,702,855
09/30/2028	11.000%	789,000	564,681
10/15/2030	14.000%	156,000	94,012
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	1,726,000	1,514,987
Jazz Securities DAC(a)
01/15/2029	4.375%	1,660,000	1,490,066
Organon Finance 1 LLC(a)
04/30/2028	4.125%	2,484,000	2,247,202
04/30/2031	5.125%	3,943,000	3,355,925
Pfizer Investment Enterprises Pte., Ltd.
05/19/2033	4.750%	17,916,000	17,628,677
05/19/2043	5.110%	3,181,000	3,096,079
05/19/2063	5.340%	23,393,000	23,036,625
Total			110,408,760
Property & Casualty 0.9%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	1,693,000	1,541,237
10/15/2027	6.750%	3,396,000	3,209,257
04/15/2028	6.750%	7,004,000	6,898,670
11/01/2029	5.875%	2,406,000	2,119,551
AssuredPartners, Inc.(a)
08/15/2025	7.000%	1,488,000	1,471,843
01/15/2029	5.625%	2,393,000	2,080,393
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	8,417,000	6,685,732
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	3,525,000	3,101,844
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	1,091,000	1,078,876

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HUB International Ltd.(a)
05/01/2026	7.000%	3,699,000	3,692,682
HUB International, Ltd.(a)
06/15/2030	7.250%	8,556,000	8,708,375
Ryan Specialty Group LLC(a)
02/01/2030	4.375%	388,000	347,621
USI, Inc.(a)
05/01/2025	6.875%	1,534,000	1,535,039
Total			42,471,120
Railroads 0.3%
Norfolk Southern Corp.
08/01/2030	5.050%	13,160,000	13,025,707
Restaurants 0.6%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	2,011,000	1,996,487
01/15/2028	3.875%	3,236,000	2,942,073
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	1,305,000	1,129,326
01/15/2030	6.750%	1,172,000	968,241
IRB Holding Corp.(a)
06/15/2025	7.000%	3,646,000	3,654,713
McDonald’s Corp.
08/14/2053	5.450%	14,563,000	14,561,690
Yum! Brands, Inc.
04/01/2032	5.375%	2,405,000	2,258,027
Total			27,510,557
Retailers 1.1%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	701,000	619,301
02/15/2032	5.000%	701,000	602,625
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	999,000	886,827
Hanesbrands, Inc.(a)
05/15/2026	4.875%	645,000	603,015
02/15/2031	9.000%	2,469,000	2,478,230
L Brands, Inc.(a)
07/01/2025	9.375%	485,000	507,162
L Brands, Inc.
02/01/2028	5.250%	1,053,000	1,010,070
11/01/2035	6.875%	2,968,000	2,774,935
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	3,325,000	2,888,929
08/01/2031	8.250%	1,725,000	1,727,485
Lithia Motors, Inc.(a)
01/15/2031	4.375%	1,325,000	1,130,238
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lowe’s Companies, Inc.
04/01/2062	4.450%	5,099,000	3,978,028
09/15/2062	5.800%	30,874,000	29,818,431
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	2,066,000	1,853,571
02/15/2029	7.750%	2,190,000	2,090,589
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	3,442,000	2,576,187
Total			55,545,623
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	1,085,000	1,103,050
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	2,743,000	2,552,362
Total			3,655,412
Technology 2.2%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	2,302,000	2,123,784
Block, Inc.
06/01/2026	2.750%	1,714,000	1,559,918
06/01/2031	3.500%	1,723,000	1,414,020
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	447,000	447,453
Broadcom, Inc.(a)
11/15/2036	3.187%	18,394,000	13,824,985
Camelot Finance SA(a)
11/01/2026	4.500%	924,000	866,816
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(a)
06/15/2029	8.000%	534,000	537,628
Central Parent, Inc./CDK Global, Inc.(a)
06/15/2029	7.250%	1,434,000	1,415,066
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	1,277,000	1,128,689
07/01/2029	4.875%	4,288,000	3,727,464
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	3,855,000	3,446,045
CommScope Technologies LLC(a)
06/15/2025	6.000%	1,385,000	1,267,729
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	4,064,000	3,555,480
Entegris Escrow Corp.(a)
04/15/2029	4.750%	2,603,000	2,421,633
06/15/2030	5.950%	3,323,000	3,182,185
Gartner, Inc.(a)
07/01/2028	4.500%	1,484,000	1,384,335

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HealthEquity, Inc.(a)
10/01/2029	4.500%	3,147,000	2,791,041
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	2,367,000	2,048,040
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	2,087,000	1,831,344
Iron Mountain, Inc.(a)
09/15/2027	4.875%	4,523,000	4,256,862
09/15/2029	4.875%	664,000	600,394
07/15/2030	5.250%	2,592,000	2,338,574
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	5,973,000	3,498,677
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	4,425,000	3,844,149
NCR Corp.(a)
10/01/2028	5.000%	3,666,000	3,366,717
04/15/2029	5.125%	4,746,000	4,328,586
09/01/2029	6.125%	1,130,000	1,159,809
10/01/2030	5.250%	1,296,000	1,164,782
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	3,439,000	3,212,151
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	2,210,000	1,942,062
01/15/2033	5.000%	7,610,000	7,218,830
Picard Midco, Inc.(a)
03/31/2029	6.500%	5,805,000	5,196,052
PTC, Inc.(a)
02/15/2025	3.625%	349,000	336,815
02/15/2028	4.000%	1,072,000	984,988
Seagate HDD Cayman(a)
12/15/2029	8.250%	1,142,000	1,198,104
07/15/2031	8.500%	1,269,000	1,333,663
Sensata Technologies BV(a)
09/01/2030	5.875%	2,018,000	1,909,454
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	5,103,000	4,797,879
Synaptics, Inc.(a)
06/15/2029	4.000%	2,355,000	2,005,014
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	725,000	713,327
Verscend Escrow Corp.(a)
08/15/2026	9.750%	2,565,000	2,553,811
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	6,273,000	5,335,292
Total			112,269,647
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.4%
Adani Ports & Special Economic Zone Ltd.(a)
07/03/2029	4.375%	2,464,000	1,960,352
ERAC USA Finance LLC(a)
05/01/2028	4.600%	19,268,000	18,748,857
Total			20,709,209
Wireless 1.1%
Altice France Holding SA(a)
02/15/2028	6.000%	3,633,000	1,603,536
Altice France SA(a)
02/01/2027	8.125%	1,139,000	961,797
01/15/2028	5.500%	871,000	653,334
07/15/2029	5.125%	5,232,000	3,687,902
10/15/2029	5.500%	1,316,000	945,694
American Tower Corp.
08/15/2029	3.800%	6,411,000	5,827,907
Millicom International Cellular SA(a)
03/25/2029	6.250%	2,700,000	2,475,120
SBA Communications Corp.
02/15/2027	3.875%	1,176,000	1,087,869
02/01/2029	3.125%	5,224,000	4,472,085
Sprint Capital Corp.
11/15/2028	6.875%	3,098,000	3,273,221
Sprint Corp.
06/15/2024	7.125%	831,000	838,176
T-Mobile US, Inc.
02/15/2031	2.875%	23,582,000	19,845,931
04/15/2031	3.500%	7,900,000	6,897,904
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	931,000	762,738
07/15/2031	4.750%	3,870,000	3,234,803
Total			56,568,017
Wirelines 0.8%
AT&T, Inc.
03/01/2029	4.350%	3,871,000	3,661,612
12/01/2057	3.800%	4,530,000	3,049,951
CenturyLink, Inc.(a)
02/15/2027	4.000%	747,000	470,445
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	822,000	798,525
03/15/2031	8.625%	2,232,000	2,145,833
Iliad Holding SAS(a)
10/15/2026	6.500%	5,813,000	5,537,063
10/15/2028	7.000%	4,689,000	4,362,109

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.
03/21/2031	2.550%	26,416,000	21,738,893
Total			41,764,431
Total Corporate Bonds & Notes (Cost $2,291,915,808)			2,104,341,130

Foreign Government Obligations(f),(i) 7.3%

Angola 0.2%
Angolan Government International Bond(a)
11/26/2029	8.000%	10,040,000	8,298,054
Argentina 0.0%
Argentine Republic Government International Bond
07/09/2029	1.000%	9,405	3,043
Argentine Republic Government International Bond(h)
07/09/2030	0.750%	85,626	28,738
07/09/2035	3.625%	156,873	46,323
Total			78,104
Azerbaijan 0.1%
Republic of Azerbaijan International Bond(a)
09/01/2032	3.500%	6,524,000	5,478,607
Brazil 0.2%
Brazilian Government International Bond
06/12/2030	3.875%	2,024,000	1,792,588
01/07/2041	5.625%	11,000,000	9,646,260
Total			11,438,848
Canada 0.2%
MEGlobal Canada ULC(a)
05/18/2025	5.000%	4,950,000	4,858,076
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	2,058,000	1,958,904
06/01/2027	5.250%	3,264,000	2,900,202
05/15/2029	4.250%	2,216,000	1,799,402
Total			11,516,584
Colombia 0.2%
Colombia Government International Bond
06/15/2045	5.000%	5,000,000	3,505,823
05/15/2049	5.200%	7,147,000	5,023,912
Total			8,529,735
Dominican Republic 0.4%
Dominican Republic International Bond(a)
01/25/2027	5.950%	4,475,000	4,381,137
01/30/2030	4.500%	2,295,000	2,000,127
09/23/2032	4.875%	500,000	423,894
04/30/2044	7.450%	7,900,000	7,602,919
Foreign Government Obligations(f),(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
01/27/2045	6.850%		4,881,000	4,372,179
Total				18,780,256
Egypt 0.3%
Egypt Government International Bond(a)
04/16/2030	5.625%	EUR	6,600,000	3,924,455
02/16/2031	5.875%		1,000,000	543,061
05/29/2032	7.625%		8,162,000	4,683,928
01/31/2047	8.500%		5,700,000	3,010,243
02/21/2048	7.903%		3,000,000	1,522,286
03/01/2049	8.700%		965,000	509,490
Total				14,193,463
Hungary 0.3%
Hungary Government International Bond(a)
09/22/2031	2.125%		20,100,000	15,458,702
India 0.7%
Export-Import Bank of India(a)
01/15/2030	3.250%		6,200,000	5,390,544
India Government Bond
02/06/2033	7.260%	INR	1,972,730,000	23,978,769
Indian Railway Finance Corp., Ltd.(a)
02/10/2031	2.800%		7,000,000	5,751,613
Total				35,120,926
Indonesia 0.8%
Indonesia Asahan Aluminium Persero PT(a)
05/15/2050	5.800%		6,000,000	5,145,656
Indonesia Government International Bond(a)
01/15/2045	5.125%		3,600,000	3,488,691
Indonesia Treasury Bond
04/15/2027	5.125%	IDR	227,007,000,000	14,460,067
04/15/2039	8.375%	IDR	68,305,000,000	5,188,741
PT Pertamina Persero(a)
05/30/2044	6.450%		10,066,000	10,187,718
Total				38,470,873
Ivory Coast 0.2%
Ivory Coast Government International Bond(a)
01/30/2032	4.875%	EUR	9,275,000	7,773,150
06/15/2033	6.125%		3,847,000	3,290,889
Total				11,064,039
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		4,800,000	4,363,714

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	23

Portfolio of Investments  (continued)
August 31, 2023
Foreign Government Obligations(f),(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 1.2%
Mexico Government International Bond
04/16/2030	3.250%		4,000,000	3,541,667
05/29/2031	7.750%	MXN	446,370,000	23,871,456
08/14/2041	4.280%		300,000	242,298
Petroleos Mexicanos
03/13/2027	6.500%		12,689,000	11,123,839
02/12/2028	5.350%		7,594,000	6,102,335
01/28/2031	5.950%		2,235,000	1,623,162
02/16/2032	6.700%		12,449,000	9,415,228
09/21/2047	6.750%		522,000	322,644
01/23/2050	7.690%		7,750,000	5,185,207
Total				61,427,836
Oman 0.2%
Oman Government International Bond(a)
01/17/2048	6.750%		6,506,000	6,301,103
Oman Sovereign Sukuk Co.(a)
06/01/2024	4.397%		500,000	492,419
Total				6,793,522
Panama 0.1%
Panama Government International Bond
01/19/2033	3.298%		6,779,000	5,582,413
Paraguay 0.1%
Paraguay Government International Bond(a)
03/27/2027	4.700%		2,000,000	1,934,111
08/11/2044	6.100%		2,939,000	2,721,414
Total				4,655,525
Qatar 0.4%
Qatar Government International Bond(a)
04/16/2030	3.750%		2,000,000	1,896,911
03/14/2049	4.817%		15,614,000	14,560,667
Qatar Petroleum(a)
07/12/2031	2.250%		6,077,000	4,999,457
Total				21,457,035
Romania 0.2%
Romanian Government International Bond(a)
01/28/2050	3.375%	EUR	12,000,000	8,150,300
02/14/2051	4.000%		2,246,000	1,536,044
Total				9,686,344
Saudi Arabia 0.4%
Saudi Arabian Oil Co.(a)
11/24/2030	2.250%		15,163,000	12,467,973
Foreign Government Obligations(f),(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Saudi Government International Bond(a)
10/22/2030	3.250%		3,000,000	2,696,710
04/17/2049	5.000%		5,000,000	4,466,168
Total				19,630,851
South Africa 0.2%
Republic of South Africa Government Bond
01/31/2030	8.000%	ZAR	219,595,663	10,414,184
South Korea 0.5%
Korea Treasury Bond
03/10/2028	3.250%	KRW	31,900,000,000	24,002,670
Ukraine 0.0%
Ukraine Government International Bond(a)
09/25/2034	7.375%		6,567,000	1,742,636
United Arab Emirates 0.3%
DP World Crescent Ltd.(a)
07/18/2029	3.875%		5,600,000	5,209,999
DP World Ltd.(a)
09/25/2048	5.625%		6,091,000	5,620,089
DP World PLC(a)
07/02/2037	6.850%		3,650,000	3,909,628
09/30/2049	4.700%		2,000,000	1,648,266
Total				16,387,982
Total Foreign Government Obligations (Cost $407,018,299)				364,572,903

Residential Mortgage-Backed Securities - Agency 32.9%

Federal Home Loan Mortgage Corp.
05/01/2052	3.000%		60,544,833	52,559,249
07/01/2052- 08/01/2052	4.000%		60,668,515	56,428,470
Federal Home Loan Mortgage Corp.(j)
CMO Series 304 Class C69
12/15/2042	4.000%		2,367,692	453,200
CMO Series 390 Class C30
08/15/2052	2.500%		71,159,316	10,883,227
CMO Series 4147 Class CI
01/15/2041	3.500%		1,593,875	57,278
Federal Home Loan Mortgage Corp.(b),(j)
CMO Series 318 Class S1
-1.0 x 30-day Average SOFR + 6.064% Cap 5.950% 11/15/2043	0.876%		4,377,354	390,989

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4620 Class AS
-1.0 x 30-day Average SOFR + 0.554% 11/15/2042	0.000%	8,057,692	419,022
CMO Series 4903 Class SA
-1.0 x 30-day Average SOFR + 6.164% Cap 6.050% 08/25/2049	0.877%	24,610,843	2,431,108
CMO STRIPS Series 326 Class S1
-1.0 x 30-day Average SOFR + 6.114% Cap 6.000% 03/15/2044	0.926%	787,769	70,375
Federal Home Loan Mortgage Corp.(d),(j)
CMO Series 4515 Class SA
08/15/2038	0.000%	3,738,058	142,088
Federal Home Loan Mortgage Corp. REMICS(j)
CMO Series 5051 Class KI
12/25/2050	2.500%	35,844,980	5,643,928
CMO Series 5192 Class PI
10/25/2051	2.500%	60,562,045	6,825,827
CMO Series 5198 Class KI
02/25/2052	3.000%	41,412,467	7,783,780
Federal National Mortgage Association
08/01/2032- 04/01/2052	3.000%	92,855,333	80,848,747
05/01/2052	3.500%	159,050,868	144,089,629
Federal National Mortgage Association(d),(j)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	2,757,060	28
Federal National Mortgage Association(j)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	885,732	38,349
CMO Series 2012-131 Class MI
01/25/2040	3.500%	1,089,962	39,137
CMO Series 2012-133 Class EI
07/25/2031	3.500%	205,385	1,977
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,636,925	220,991
Federal National Mortgage Association(b),(j)
CMO Series 2013-101 Class CS
-1.0 x 30-day Average SOFR + 6.014% Cap 5.900% 10/25/2043	0.727%	6,196,832	552,049
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-93 Class ES
-1.0 x 30-day Average SOFR + 6.264% Cap 6.150% 01/25/2045	0.977%	10,606,776	1,131,849
CMO Series 2016-26 Class SA
-1.0 x 30-day Average SOFR + 6.164% Cap 6.050% 05/25/2046	0.877%	9,774,730	1,218,079
CMO Series 2016-31 Class VS
-1.0 x 30-day Average SOFR + 6.114% Cap 6.000% 06/25/2046	0.827%	6,195,619	559,922
CMO Series 2016-42 Class SB
-1.0 x 30-day Average SOFR + 6.114% Cap 6.000% 07/25/2046	0.827%	21,983,511	2,307,024
CMO Series 2017-47 Class SE
-1.0 x 30-day Average SOFR + 6.214% Cap 6.100% 06/25/2047	0.927%	7,108,709	991,389
CMO Series 2017-56 Class SB
-1.0 x 30-day Average SOFR + 6.264% Cap 6.150% 07/25/2047	0.977%	23,572,788	2,813,921
CMO Series 2018-76 Class SN
-1.0 x 30-day Average SOFR + 6.264% Cap 6.150% 10/25/2048	0.977%	7,751,160	867,270
CMO Series 2019-67 Class SE
-1.0 x 30-day Average SOFR + 6.164% Cap 6.050% 11/25/2049	0.877%	21,484,191	2,764,356
CMO Series 2019-8 Class SG
-1.0 x 30-day Average SOFR + 6.114% Cap 6.000% 03/25/2049	0.827%	22,209,743	1,944,134
Federal National Mortgage Association REMICS(j)
CMO Series 2020-77 Class IL
11/25/2050	2.500%	34,451,230	4,919,918
Freddie Mac REMICS(j)
CMO Series 5287 Class NI
05/25/2051	3.500%	40,149,299	7,716,828

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	25

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
08/15/2031	7.000%	12,681	12,815
04/15/2034	5.000%	82,643	82,512
Government National Mortgage Association(j)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	6,710,333	522,122
CMO Series 2020-138 Class GI
09/20/2050	3.000%	34,392,954	5,050,471
CMO Series 2020-191 Class UG
12/20/2050	3.500%	41,447,711	6,649,974
CMO Series 2021-140 Class IW
08/20/2051	3.500%	48,144,678	7,987,982
CMO Series 2021-57 Class KI
03/20/2051	3.500%	44,829,866	7,259,278
CMO Series 2021-89 Class IO
05/20/2051	3.000%	50,762,212	7,309,104
Government National Mortgage Association(b),(j)
CMO Series 2016-20 Class SQ
-1.0 x 1-month Term SOFR + 6.214% Cap 6.100% 02/20/2046	0.672%	9,735,163	823,860
CMO Series 2017-129 Class SA
-1.0 x 1-month Term SOFR + 6.314% Cap 6.200% 08/20/2047	0.772%	7,648,884	698,894
CMO Series 2017-133 Class SM
-1.0 x 1-month Term SOFR + 6.364% Cap 6.250% 09/20/2047	0.822%	8,659,506	707,553
CMO Series 2017-141 Class ES
-1.0 x 1-month Term SOFR + 6.314% Cap 6.200% 09/20/2047	0.772%	11,596,286	1,218,073
CMO Series 2018-124 Class SA
-1.0 x 1-month Term SOFR + 6.314% Cap 6.200% 09/20/2048	0.772%	13,819,527	1,106,389
CMO Series 2018-155 Class ES
-1.0 x 1-month Term SOFR + 6.214% Cap 6.100% 11/20/2048	0.672%	11,082,587	856,780
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-168 Class SA
-1.0 x 1-month Term SOFR + 6.214% Cap 6.100% 12/20/2048	0.672%	9,655,361	950,154
CMO Series 2018-67 Class SP
-1.0 x 1-month Term SOFR + 6.314% Cap 6.200% 05/20/2048	0.772%	8,535,734	707,370
CMO Series 2019-152 Class BS
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 12/20/2049	0.622%	22,361,977	1,855,400
CMO Series 2019-23 Class LS
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 02/20/2049	0.622%	6,560,640	601,800
CMO Series 2019-23 Class QS
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 02/20/2049	0.622%	18,735,095	1,714,031
CMO Series 2019-29 Class DS
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 03/20/2049	0.622%	15,487,551	1,052,289
CMO Series 2019-41 Class AS
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 03/20/2049	0.622%	15,140,702	1,368,688
CMO Series 2019-5 Class SH
-1.0 x 1-month Term SOFR + 6.264% Cap 6.150% 01/20/2049	0.722%	10,249,146	963,531
CMO Series 2019-59 Class JS
-1.0 x 1-month Term SOFR + 6.264% Cap 6.150% 05/20/2049	0.722%	9,812,553	920,047
CMO Series 2020-101 Class SA
-1.0 x 1-month Term SOFR + 6.314% Cap 6.200% 07/20/2050	0.772%	59,141,569	6,509,399

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-61 Class SM
-1.0 x 1-month Term SOFR + 6.714% Cap 6.600% 07/20/2043	1.172%	39,946,341	4,728,025
CMO Series 2021-155 Class SG
-1.0 x 1-month Term SOFR + 6.414% Cap 6.300% 09/20/2051	0.872%	47,207,955	5,139,558
CMO Series 2022-90 Class SD
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 05/20/2050	0.622%	44,126,986	4,511,296
CMO Series 2023-66 Class SK
-1.0 x 1-month Term SOFR + 6.314% Cap 6.200% 07/20/2050	0.772%	77,919,920	7,852,302
CMO Series 2023-75 Class SB
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 06/20/2050	0.622%	84,800,513	8,727,703
Government National Mortgage Association TBA(k)
09/21/2053	3.000%	32,000,000	28,133,750
Uniform Mortgage-Backed Security TBA(k)
09/18/2038- 09/14/2053	3.000%	59,000,000	52,016,641
09/14/2053	3.500%	268,000,000	239,535,468
09/14/2053	4.000%	140,000,000	129,215,625
09/14/2053	4.500%	350,000,000	331,843,750
09/14/2053	5.000%	395,000,000	383,003,419
Total Residential Mortgage-Backed Securities - Agency (Cost $1,730,329,447)			1,648,750,191

Residential Mortgage-Backed Securities - Non-Agency 16.8%

510 Asset Backed Trust(a),(d)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	13,889,903	13,194,576
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-2A Class M2
1-month Term SOFR + 3.214% Floor 3.100% 04/25/2029	8.529%	10,208,580	10,391,153
CMO Series 2019-4A Class M1C
1-month Term SOFR + 2.614% Floor 2.500% 10/25/2029	7.929%	7,482,567	7,501,292
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-3A Class M2
30-day Average SOFR + 4.964% Floor 4.850% 10/25/2030	10.252%	13,800,000	14,408,955
CMO Series 2020-4A Class M2B
1-month Term SOFR + 3.714% Floor 3.600% 06/25/2030	9.029%	1,959,367	1,959,150
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	8.238%	15,000,000	15,066,414
BRAVO Residential Funding Trust(a),(d)
CMO Series 2021-A Class A1
10/25/2059	1.991%	9,452,128	9,075,658
CMO Series 2021-B Class A1
04/01/2069	2.115%	12,958,207	12,411,213
BVRT Financing Trust(a),(b),(c)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	20,000,000	20,000,000
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	41,000,000	39,448,970
CAFL Issuer LLC(a),(d)
CMO Series 2021-RTL1 Class A1
03/28/2029	2.239%	9,360,000	8,605,405
CIM Trust(a),(d)
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	9,619,918	9,069,676
Citigroup Mortgage Loan Trust, Inc.(a),(d)
CMO Series 2010-6 Class 2A2
09/25/2035	4.942%	131,895	128,748
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	1,948,740	1,876,120
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
30-day Average SOFR + 2.264% 11/25/2039	7.552%	5,523,312	5,550,502

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	27

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	11.288%	34,900,000	34,724,833
Subordinated CMO Series 2022-R07 Class 1B2
30-day Average SOFR + 12.000% 06/25/2042	17.288%	11,850,000	13,840,568
CSMC Trust(a),(d)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.511%	6,947,897	6,951,610
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	1,856,016	1,782,817
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	7.769%	9,804,123	9,875,694
Subordinated CMO Series 2020-1 Class M1B
1-month Term SOFR + 1.564% 01/25/2030	6.879%	13,928,491	13,929,374
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B1
30-day Average SOFR + 3.300% 11/25/2041	8.588%	9,800,000	9,800,012
Freddie Mac STACR(b)
CMO Series 2020-CS02 Class M4
1-month USD LIBOR + 0.000% 06/25/2033	4.617%	9,328,624	8,791,600
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	7.538%	9,096,565	9,023,432
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	10.538%	17,250,000	18,149,156
Subordinated CMO Series 2020-DNA4 Class B1
30-day Average SOFR + 6.114% 08/25/2050	11.402%	16,160,792	17,967,190
Subordinated CMO Series 2020-DNA6 Class B1
30-day Average SOFR + 3.000% 12/25/2050	8.288%	15,400,000	15,283,340
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2021-DNA1 Class B1
30-day Average SOFR + 2.650% 01/25/2051	7.938%	10,400,000	10,130,463
Subordinated CMO Series 2021-DNA5 Class B1
30-day Average SOFR + 3.050% 01/25/2034	8.338%	15,700,000	15,622,082
Subordinated CMO Series 2021-HQA1 Class B2
30-day Average SOFR + 5.000% 08/25/2033	10.288%	21,450,000	20,673,130
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2019-CS03 Class M2
30-day Average SOFR + 0.114% 10/25/2032	5.402%	10,268,134	9,759,178
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	7.888%	9,884,914	10,023,778
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	9.288%	18,650,000	19,415,795
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	10.038%	19,550,000	19,894,100
Subordinated CMO Series 2022-DNA2 Class B2
30-day Average SOFR + 8.500% 02/25/2042	13.788%	16,300,000	16,910,272
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month Term SOFR + 3.114% 10/25/2028	8.429%	4,667,746	4,695,951
Mortgage Acquisition Trust I LLC(a),(c)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	6,089,584	5,526,298
New York Mortgage Trust(a),(d)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	17,198,032	17,060,011
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	5,507,210	5,135,115

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
30-day Average SOFR + 2.064% Floor 1.950% 07/25/2029	7.352%	3,506,448	3,500,712
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	8.288%	9,800,000	9,945,903
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/25/2025	9.193%	5,005,323	4,979,000
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month Term SOFR + 2.964% Floor 2.850% 02/25/2025	8.279%	56,500,000	56,438,737
CMO Series 2018-GT2 Class A
1-month Term SOFR + 2.764% 08/25/2025	8.079%	76,300,000	75,786,120
Point Securitization Trust(a),(d)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	19,579,062	18,470,973
Preston Ridge Partners Mortgage(a),(d)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	12,516,304	11,616,048
Preston Ridge Partners Mortgage Trust(a),(d)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	3,085,577	2,935,876
CMO Series 2021-2 Class A1
03/25/2026	2.115%	9,883,916	9,358,219
CMO Series 2021-3 Class A1
04/25/2026	1.867%	10,091,262	9,531,282
CMO Series 2023-RCF1 Class M1
06/25/2053	4.000%	11,431,000	9,515,556
Pretium Mortgage Credit Partners(a),(d)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	16,444,700	15,340,798
Pretium Mortgage Credit Partners I LLC(a),(d)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	6,225,970	6,015,523
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners LLC(a),(d)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	8,887,080	8,281,996
Radnor Re Ltd.(a),(b)
CMO Series 2021-1 Class M2
30-day Average SOFR + 3.150% 12/27/2033	8.788%	18,984,000	18,867,953
Stonnington Mortgage Trust(a),(c),(d),(l)
CMO Series 2020-1 Class A
07/28/2024	3.500%	863,353	850,402
Toorak Mortgage Corp., Ltd.(a),(d)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	12,459,455	12,360,943
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1C
1-month Term SOFR + 4.614% Floor 4.500% 10/25/2033	9.929%	19,500,000	20,304,535
CMO Series 2021-2 Class M2
1-month Term SOFR + 5.614% Floor 5.500% 10/25/2033	10.929%	10,750,000	11,241,224
VCAT Asset Securitization LLC(a),(d)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	17,692,620	16,348,738
VCAT LLC(a),(d)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	19,706,657	18,759,404
Vericrest Opportunity Loan Transferee(a),(d)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	7,099,650	6,799,889
Verus Securitization Trust(a),(d)
Subordinated CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	7,300,000	5,973,760
Visio Trust(a),(d)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	4,200,000	3,523,873
Subordinated CMO Series 2019-2 Class B1
11/25/2054	3.910%	3,600,000	3,040,475
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $842,856,340)			843,441,570

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	29

Portfolio of Investments  (continued)
August 31, 2023
Rights 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Entertainment 0.0%
Cineworld Group PLC(e)	31,901	690,859
Total Communication Services		690,859
Total Rights (Cost $391,321)		690,859

Senior Loans 7.8%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
TransDigm, Inc.(b),(m)
Tranche 1 Term Loan
1-month Term SOFR + 3.250% 08/24/2028	8.492%	2,534,567	2,535,708
Airlines 0.1%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(b),(m)
Term Loan
3-month Term SOFR + 4.750% Floor 0.750% 04/20/2028	10.338%	3,030,292	3,144,413
Air Canada(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 08/11/2028	9.128%	1,000,000	999,820
United AirLines, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	9.292%	1,613,081	1,615,097
WestJet Airlines Ltd.(b),(m)
Term Loan
1-month Term SOFR + 3.000% Floor 1.000% 12/11/2026	8.415%	1,433,079	1,403,028
Total			7,162,358
Automotive 0.1%
American Axle & Manufacturing, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/13/2029	8.769%	557,729	555,465
Clarios Global LP(b),(m)
1st Lien Term Loan
1-month Term SOFR + 3.750% 05/06/2030	9.081%	2,136,721	2,130,717
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
First Brands Group LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 03/30/2027	10.881%	374,858	369,235
6-month Term SOFR + 5.000% Floor 1.000% 03/30/2027	10.881%	2,619,990	2,580,690
Total			5,636,107
Brokerage/Asset Managers/Exchanges 0.2%
AlixPartners LLP(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 02/04/2028	8.196%	1,461,289	1,459,053
Allspring Buyer LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.250% Floor 0.500% 11/01/2028	8.753%	1,314,012	1,310,964
Citadel Securities LP(b),(m)
Term Loan
1-month Term SOFR + 2.500% 07/29/2030	7.946%	2,927,563	2,912,925
Hightower Holding LLC (b),(m)
Term Loan
3-month USD LIBOR + 4.000% Floor 0.750% 04/21/2028	9.351%	500,000	492,915
Russell Investments US Institutional Holdco, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 05/30/2025	8.931%	1,427,861	1,317,559
VFH Parent LLC(b),(m)
Term Loan
1-month Term SOFR + 3.000% 01/13/2029	8.420%	2,265,430	2,247,306
Total			9,740,722
Building Materials 0.3%
Cornerstone Building Brands, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.250% 04/12/2028	8.660%	1,388,752	1,351,575
Covia Holdings LLC(b),(m)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 07/31/2026	9.530%	1,750,241	1,735,661

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CPG International LLC(b),(m)
Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 04/28/2029	7.931%	750,000	748,125
Hunter Douglas Holding BV(b),(m)
Tranche B1 Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/26/2029	8.891%	2,179,418	2,115,408
LBM Acquisition LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 12/17/2027	9.181%	1,000,000	971,700
Park River Holdings, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 12/28/2027	8.522%	1,257,182	1,209,183
QUIKRETE Holdings, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 2.625% 02/01/2027	8.071%	2,176,703	2,173,743
SRS Distribution, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 06/02/2028	8.946%	1,960,000	1,931,835
Standard Building Solutions, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.500% Floor 0.500% 09/22/2028	7.929%	1,000,000	1,000,310
White Cap Supply Holdings LLC(b),(m)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 10/19/2027	9.081%	1,850,544	1,847,454
Total			15,084,994
Cable and Satellite 0.2%
CSC Holdings LLC(b),(m)
Term Loan
1-month Term SOFR + 4.500% 01/18/2028	9.810%	1,439,363	1,355,405
DirectTV Financing LLC(b),(m)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	10.446%	2,295,263	2,266,044
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Iridium Satellite LLC(b),(m)
Tranche B2 Term Loan
1-month Term SOFR + 2.500% Floor 1.000% 11/04/2026	7.931%	2,178,650	2,179,565
Radiate Holdco LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 09/25/2026	8.696%	1,637,073	1,337,047
Telesat Canada(b),(m)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 12/07/2026	8.434%	2,179,765	1,553,083
Virgin Media Bristol LLC(b),(m)
Tranche N Term Loan
1-month USD LIBOR + 2.500% 01/31/2028	7.925%	1,175,000	1,141,512
Tranche Q Term Loan
1-month USD LIBOR + 3.250% 01/31/2029	8.675%	1,000,000	987,500
Total			10,820,156
Chemicals 0.4%
Ascend Performance Materials Operations LLC(b),(m)
Term Loan
6-month Term SOFR + 4.750% Floor 0.750% 08/27/2026	9.715%	1,165,869	1,136,174
ColourOz Investment 1 GmbH(g),(m),(n)
Tranche C 1st Lien Term Loan
09/21/2023	0.000%	353,558	233,727
ColourOz Investment 2 LLC(g),(m),(n)
Tranche B2 1st Lien Term Loan
09/21/2023	0.000%	2,138,732	1,413,852
Herens Holdco SARL(b),(m)
Tranche B Term Loan
3-month Term SOFR + 3.925% Floor 0.750% 07/03/2028	9.267%	1,062,856	929,616
Ineos Quattro Holdings UK Ltd.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 01/29/2026	8.196%	1,960,000	1,945,300
Tranche B Term Loan
1-month Term SOFR + 3.750% 03/14/2030	9.181%	396,777	394,297
Ineos US Finance LLC(b),(m)
Term Loan
1-month Term SOFR + 3.750% 11/08/2027	9.181%	1,678,448	1,670,761

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	31

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B Term Loan
1-month Term SOFR + 3.500% 02/18/2030	9.062%	652,344	647,289
Innophos Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.250% 02/05/2027	8.696%	604,687	602,988
Messer Industries GmbH(b),(m)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/02/2026	8.003%	1,003,958	1,003,265
Nouryon Finance BV(b),(m)
Term Loan
3-month Term SOFR + 4.000% 04/03/2028	9.318%	1,183,109	1,177,194
1-month Term SOFR + 4.000% 04/03/2028	9.347%	1,131,236	1,126,518
Olympus Water US Holding Corp.(b),(m)
Term Loan
1-month Term SOFR + 5.000% Floor 0.500% 11/09/2028	10.268%	777,347	777,020
PMHC II, Inc.(b),(m)
Term Loan
3-month Term SOFR + 4.250% Floor 0.500% 04/23/2029	9.698%	1,123,412	1,046,941
Sparta US Holdco LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 08/02/2028	8.682%	982,531	975,781
Tronox Pigments(b),(m),(o)
Tranche B Term Loan
1-month Term SOFR + 3.500% 08/16/2028	8.813%	478,290	474,105
Windsor Holdings III LLC(b),(m)
Tranche B Term Loan
3-month Term SOFR + 4.500% 08/01/2030	9.818%	1,317,357	1,311,600
WR Grace Holdings LLC(b),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	9.313%	1,250,000	1,247,138
Total			18,113,566
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.0%
Columbus McKinnon Corp.(b),(m)
Term Loan
3-month USD LIBOR + 2.750% Floor 0.500% 05/14/2028	8.230%	1,184,307	1,184,307
Consumer Cyclical Services 0.5%
8th Avenue Food & Provisions, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.196%	870,351	828,791
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	13.196%	1,686,397	1,130,948
Allied Universal Holdco LLC(b),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 05/12/2028	9.181%	2,389,978	2,320,526
Amentum Government Services Holdings LLC(b),(c),(m)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 4.000% 01/29/2027	9.446%	953,938	944,399
Amentum Government Services Holdings LLC(b),(m)
Tranche 3 1st Lien Term Loan
6-month Term SOFR + 4.000% Floor 0.500% 02/15/2029	9.314%	1,146,223	1,119,481
Arches Buyer, Inc.(b),(m),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	8.681%	2,959,293	2,873,740
Cast & Crew LLC(b),(m)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 12/29/2028	9.081%	1,378,868	1,345,375
Conservice Midco LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.250% 05/13/2027	9.719%	1,922,597	1,921,021
Corporation Service Co.(b),(m),(o)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 11/02/2029	8.681%	1,128,715	1,128,952

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cushman & Wakefield(b),(m)
Tranche B Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 01/31/2030	9.331%	806,923	819,027
Go Daddy Operating Co. LLC(b),(m)
Term Loan
1-month Term SOFR + 3.000% 11/09/2029	7.831%	511,835	512,475
Prime Security Services Borrower LLC(b),(m)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	8.182%	1,684,957	1,684,603
Signal Parent, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 04/03/2028	8.931%	1,834,422	1,540,915
Sotheby’s(b),(m)
Term Loan
3-month USD LIBOR + 4.500% Floor 0.500% 01/15/2027	10.070%	1,350,260	1,312,560
TruGreen LP(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/02/2027	9.431%	1,079,509	1,025,987
Uber Technologies, Inc.(b),(m)
Term Loan
1-month Term SOFR + 2.750% 03/03/2030	8.018%	1,564,392	1,566,082
WaterBridge Midstream Operating LLC(b),(m)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	11.363%	1,142,504	1,144,949
WW International, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 04/13/2028	8.946%	1,171,875	876,949
Total			24,096,780
Consumer Products 0.2%
Bombardier Recreational Products, Inc. (b),(m),(o)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/13/2029	8.831%	1,947,145	1,947,553
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Bombardier Recreational Products, Inc. (b),(m)
Term Loan
1-month USD LIBOR + 2.000% 05/24/2027	7.431%	497,423	493,568
Kronos Acquisition Holdings, Inc.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 12/22/2026	9.253%	1,000,000	986,110
Osmosis Buyer Ltd.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 07/31/2028	9.062%	750,000	746,917
Serta Simmons Bedding LLC(c),(l),(m),(n)
1st Lien Term Loan
11/08/2023	0.000%	1,120,761	28,019
SRAM LLC(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 05/18/2028	8.196%	1,597,765	1,592,445
SWF Holdings I Corp.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	9.446%	1,549,282	1,285,904
Thor Industries, Inc.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 3.000% 02/01/2026	8.446%	371,950	371,486
Topgolf Callaway Brands Corp.(b),(m)
Term Loan
1-month Term SOFR + 3.500% Floor 0.100% 03/15/2030	8.931%	1,632,205	1,630,458
Weber-Stephen Products LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/30/2027	8.696%	2,414,869	2,173,382
Total			11,255,842
Diversified Manufacturing 0.3%
Barnes Group, Inc.(b),(m),(o)
Tranche B Term Loan
1-month Term SOFR + 3.000% 08/09/2030	8.431%	946,790	947,575

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	33

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Brookfield WEC Holdings, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 08/01/2025	8.196%	2,145,390	2,142,021
DXP Enterprises, Inc.(b),(m)
Term Loan
3-month Term SOFR + 5.250% Floor 1.000% 12/23/2027	10.444%	1,477,700	1,472,159
Emrld Borrower LP(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.000% 05/31/2030	8.331%	2,348,067	2,349,547
Filtration Group Corp.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 10/21/2028	8.946%	615,419	611,831
Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 10/21/2028	9.696%	2,036,344	2,041,007
Gates Global LLC(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 2.500% Floor 0.750% 03/31/2027	7.931%	1,493,012	1,489,906
Husky Injection Molding Systems Ltd.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	8.731%	497,375	493,725
Madison IAQ LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 06/21/2028	8.302%	1,651,127	1,640,808
TK Elevator Midco GmbH(b),(m)
Tranche B1 Term Loan
6-month USD LIBOR + 3.500% Floor 0.500% 07/30/2027	9.381%	1,263,234	1,260,784
Vertiv Group Corp.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.750% 03/02/2027	8.182%	1,439,189	1,437,793
Total			15,887,156
Electric 0.1%
Calpine Construction Finance Co. LP(b),(m)
Tranche B Term Loan
1-month Term SOFR + 2.250% 07/31/2030	7.581%	730,665	725,185
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.(b),(m)
Term Loan
1-month USD LIBOR + 2.500% 12/16/2027	7.946%	717,949	716,872
Carroll County Energy LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.500% 02/13/2026	8.842%	388,805	379,249
Constellation Renewables LLC(b),(m)
Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 12/15/2027	8.184%	2,609,840	2,591,362
Generation Bridge Northeast LLC(b),(m)
Tranche B Term Loan
1-month Term SOFR + 4.250% 08/22/2029	9.564%	436,250	435,159
Nautilus Power LLC(b),(m)
Term Loan
3-month Term SOFR + 5.250% Floor 2.000% 11/16/2026	10.753%	477,345	356,815
New Frontera Holdings LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 13.000% 07/28/2026	18.650%	217,161	217,161
2nd Lien Term Loan
1-month USD LIBOR + 1.500% 07/28/2028	7.150%	75,277	33,498
PG&E Corp.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 06/23/2025	8.446%	1,916,586	1,912,868
Total			7,368,169
Environmental 0.1%
EnergySolutions LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	9.288%	1,094,778	1,086,567
GFL Environmental, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 05/31/2027	8.469%	831,363	833,549
Rockwood Service Corp.(b),(m)
Term Loan
1-month USD LIBOR + 4.000% 01/23/2027	9.446%	1,291,257	1,293,414
Total			3,213,530

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.0%
Avolon Borrower 1 LLC(b),(m)
Tranche B6 Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 06/22/2028	7.814%	738,417	738,602
Food and Beverage 0.1%
Aramark Intermediate HoldCo Corp.(b),(m)
Tranche B6 Term Loan
1-month Term SOFR + 2.500% 06/22/2030	7.946%	1,000,000	997,500
Del Monte Foods, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 05/16/2029	9.670%	1,708,404	1,665,694
Naked Juice LLC(b),(m)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 01/24/2029	8.592%	297,000	281,036
Primary Products Finance LLC(b),(m)
Tranche B Term Loan
3-month Term SOFR + 4.000% Floor 0.500% 04/01/2029	9.397%	1,949,442	1,944,217
Triton Water Holdings, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 0.500% 03/31/2028	8.753%	1,354,911	1,330,266
Utz Quality Foods(b),(m)
1st Lien Term Loan
1-month Term SOFR + 3.000% 01/20/2028	8.446%	997,443	997,722
Total			7,216,435
Gaming 0.4%
Caesars Entertainment, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 02/06/2030	8.681%	1,602,817	1,602,624
Entain PLC(b),(m),(o)
Tranche B2 Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 10/31/2029	8.885%	2,022,110	2,024,638
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Fertitta Entertainment LLC(b),(m)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 01/27/2029	9.331%	2,131,156	2,108,374
Flutter Entertainment PLC(b),(m)
Term Loan
3-month USD LIBOR + 2.250% 07/21/2026	7.753%	2,399,055	2,397,016
Tranche B Term Loan
1-month Term SOFR + 3.250% 07/22/2028	8.753%	422,628	422,603
HRNI Holdings LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 12/11/2028	9.769%	2,887,939	2,807,308
Light and Wonder International, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 04/14/2029	8.412%	1,325,161	1,323,743
Ontario Gaming GTA LP(b),(m)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 08/01/2030	9.622%	412,108	412,883
PCI Gaming Authority(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	7.946%	1,188,266	1,188,052
Penn Entertainment, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 05/03/2029	8.181%	1,000,000	999,790
Scientific Games Holdings LP(b),(m)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 04/04/2029	8.768%	2,478,077	2,463,357
Total			17,750,388
Health Care 0.3%
CHG Healthcare Services, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 09/29/2028	8.696%	767,120	761,849

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	35

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Element Materials Technology Group US Holdings, Inc.(b),(m),(o)
Tranche B 1st Lien Delayed Draw Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/22/2029	9.592%	538,572	526,454
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/22/2029	9.592%	1,166,905	1,140,650
Envision Healthcare Corp.(m),(n)
Term Loan
03/31/2027	0.000%	313,006	573
03/31/2027	0.000%	666,800	164,479
03/31/2027	0.000%	113,206	129,863
ICON PLC(b),(m)
Term Loan
3-month Term SOFR + 2.250% Floor 0.500% 07/03/2028	7.753%	1,338,254	1,338,401
3-month USD LIBOR + 2.250% 07/03/2028	7.753%	333,427	333,464
Medline Borrower LP(b),(m),(o)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	8.696%	4,144,160	4,139,394
Phoenix Guarantor, Inc.(b),(m)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.250% 03/05/2026	8.696%	949,921	943,043
Pluto Acquisition I, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.000% 06/22/2026	9.684%	1,921,657	1,623,801
Surgery Center Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	9.178%	2,000,000	2,002,360
Upstream Newco, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.250% 11/20/2026	9.753%	1,997,455	1,905,102
Total			15,009,433
Independent Energy 0.1%
Hamilton Projects Acquiror LLC(b),(m)
Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 06/17/2027	9.946%	1,575,138	1,559,386
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Parkway Generation LLC(b),(m)
Tranche B Term Loan
1-month Term SOFR + 4.750% Floor 0.750% 02/18/2029	10.196%	2,343,990	2,322,214
Tranche C Term Loan
3-month Term SOFR + 4.750% Floor 0.750% 02/18/2029	10.196%	309,019	306,149
Total			4,187,749
Leisure 0.3%
Alterra Mountain Co.(b),(m)
Tranche B2 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 08/17/2028	8.946%	1,880,218	1,881,402
Tranche B3 Term Loan
1-month Term SOFR + 3.750% 05/31/2030	9.181%	430,306	429,768
Carnival Corp.(b),(m)
Term Loan
1-month Term SOFR + 3.000% Floor 0.750% 08/08/2027	8.317%	355,241	354,619
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/18/2028	8.696%	2,367,468	2,360,815
Cinemark USA, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 05/24/2030	9.054%	1,900,893	1,894,563
Crown Finance US, Inc.(b),(m)
Term Loan
1-month Term SOFR + 8.500% 07/31/2028	14.381%	794,893	799,114
Formula One Management Ltd.(b),(m),(o)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 01/15/2030	8.331%	2,409,923	2,415,948
Life Time, Inc.(b),(m)
Term Loan
1-month Term SOFR + 4.750% Floor 0.500% 01/15/2026	10.611%	1,170,726	1,175,117

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
NAI Entertainment Holdings LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	10.000%	2,019,184	1,877,841
UFC Holdings LLC(b),(m)
Tranche B3 1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 04/29/2026	8.369%	2,632,855	2,632,302
William Morris Endeavor Entertainment LLC(b),(m)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	8.196%	1,309,234	1,306,171
Total			17,127,660
Lodging 0.1%
Four Seasons Holdings, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 11/30/2029	7.931%	1,512,290	1,512,925
Hilton Grand Vacations Borrower LLC(b),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 08/02/2028	8.446%	2,222,605	2,222,605
Playa Resorts Holding BV(b),(m)
Term Loan
1-month Term SOFR + 4.250% 01/05/2029	9.564%	1,270,772	1,269,044
Travel + Leisure Co.(b),(m)
Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 12/14/2029	9.354%	737,531	737,531
Total			5,742,105
Media and Entertainment 0.6%
AppLovin Corp.(b),(m)
Term Loan
3-month Term SOFR + 3.100% Floor 0.500% 10/25/2028	8.431%	1,600,215	1,596,214
Cengage Learning, Inc.(b),(m)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	10.323%	1,948,269	1,941,178
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Clear Channel Outdoor Holdings, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	9.144%	94,915	92,661
CMG Media Corp.(b),(m)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.500% 12/17/2026	8.842%	1,068,690	990,547
Creative Artists Agency LLC(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.500% 11/27/2028	8.831%	1,963,851	1,961,396
Cumulus Media New Holdings, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 03/31/2026	9.434%	1,418,469	1,122,960
Diamond Sports Group LLC(m),(n)
2nd Lien Term Loan
08/24/2026	0.000%	1,693,519	40,831
Dotdash Meredith, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 12/01/2028	9.418%	1,869,139	1,796,709
E.W. Scripps Co. (The)(b),(m)
Tranche B2 Term Loan
1-month USD LIBOR + 2.563% 05/01/2026	8.008%	2,913,030	2,883,900
Emerald X, Inc.(b),(m)
Term Loan
1-month Term SOFR + 5.000% 05/22/2026	7.814%	1,311,178	1,309,867
Gray Television, Inc.(b),(m)
Tranche E Term Loan
1-month Term SOFR + 2.500% 01/02/2026	7.933%	1,701,415	1,690,067
iHeartCommunications, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026	8.446%	1,108,872	987,073
Lions Gate Capital Holdings LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	7.681%	1,462,956	1,458,845
Nexstar Media, Inc.(b),(m)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 09/18/2026	7.946%	1,099,833	1,101,307

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	37

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Nielsen Consumer, Inc.(b),(c),(m)
Term Loan
1-month USD LIBOR + 3.750% 03/06/2028	9.081%	1,975,875	1,886,960
Playtika Holding Corp.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 2.750% 03/13/2028	8.196%	2,593,155	2,589,188
Pug LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 02/12/2027	8.946%	1,106,891	1,048,779
Sinclair Television Group, Inc.(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% 04/01/2028	8.446%	1,227,904	921,370
Univision Communications, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 03/15/2026	8.696%	980,000	980,000
1-month USD LIBOR + 3.250% Floor 0.750% 01/31/2029	8.696%	1,234,375	1,217,402
1-month Term SOFR + 4.250% Floor 0.500% 06/24/2029	9.492%	198,000	197,071
Total			27,814,325
Midstream 0.2%
AL GCX Holdings LLC(b),(m)
Term Loan
3-month Term SOFR + 3.750% Floor 0.500% 05/17/2029	8.931%	1,115,852	1,115,852
CQP Holdco LP(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/05/2028	8.931%	1,364,595	1,365,836
GIP III Stetson I LP(b),(m)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	9.681%	1,298,025	1,297,752
ITT Holdings LLC(b),(m)
Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 07/10/2028	8.196%	1,538,991	1,535,790
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oryx Midstream Services Permian Basin LLC(b),(m)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 10/05/2028	8.682%	1,116,291	1,115,209
Traverse Midstream Partners LLC(b),(m)
Term Loan
3-month Term SOFR + 3.750% 02/16/2028	9.216%	1,674,101	1,671,171
Total			8,101,610
Oil Field Services 0.0%
ChampionX Corp.(b),(m)
Tranche B1 Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 06/07/2029	8.666%	1,000,000	1,001,560
Lealand Finance Co. BV(b),(c),(m)
Term Loan
1-month USD LIBOR + 3.000% 06/28/2024	8.446%	8,649	6,054
Lealand Finance Co. BV(b),(g),(m)
Term Loan
3-month USD LIBOR + 1.000% 06/30/2025	6.446%	117,956	60,158
MRC Global, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	8.446%	1,022,677	996,261
Total			2,064,033
Other Financial Institutions 0.1%
19th Holdings Golf LLC(b),(m)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 02/07/2029	8.666%	750,000	733,125
FinCo I LLC(b),(m)
Term Loan
1-month Term SOFR + 3.000% 06/27/2029	8.369%	943,475	943,079
Freeport LNG Investments LLP(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/21/2028	9.088%	1,460,071	1,445,295
IGT Holding IV AB(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 3.400% Floor 0.500% 03/31/2028	8.712%	1,819,730	1,807,592

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Trans Union LLC(b),(m)
Tranche B6 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2028	7.696%	1,102,302	1,101,233
Total			6,030,324
Other Industry 0.1%
APi Group, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.500% 10/01/2026	7.946%	1,083,625	1,085,175
Hillman Group, Inc. (The)(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/14/2028	8.196%	1,595,163	1,593,505
Vericast Corp.(b),(m)
Term Loan
1-month Term SOFR + 7.750% Floor 1.000% 06/16/2026	13.253%	461,257	418,590
WireCo WorldGroup, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 4.250% Floor 0.500% 11/13/2028	9.678%	1,173,394	1,168,501
Total			4,265,771
Packaging 0.2%
Charter Next Generation, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 12/01/2027	9.196%	2,500,189	2,481,038
Clydesdale Acquisition Holdings, Inc.(b),(m)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.175% Floor 0.500% 04/13/2029	9.606%	1,500,000	1,488,750
Graham Packaging Co., Inc.(b),(m),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 08/04/2027	8.446%	2,132,635	2,126,514
Mauser Packaging Solutions Holding Co.(b),(m)
Term Loan
1-month Term SOFR + 4.000% 08/14/2026	9.318%	500,000	500,140
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pactiv Evergreen, Inc.(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 09/24/2028	8.696%	1,150,016	1,149,246
Tosca Services LLC(b),(m)
Term Loan
1-month Term SOFR + 3.500% Floor 0.750% 08/18/2027	9.131%	975,000	770,981
Total			8,516,669
Pharmaceuticals 0.1%
Elanco Animal Health, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	7.168%	1,134,458	1,122,762
Jazz Pharmaceuticals PLC(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	8.946%	2,424,792	2,424,792
Organon & Co.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	8.431%	1,439,164	1,440,517
Sunshine Luxembourg VII SARL(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 10/01/2026	9.092%	2,108,695	2,109,875
Total			7,097,946
Property & Casualty 0.2%
Asurion LLC(b),(m)
Tranche B4 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 01/20/2029	10.696%	1,644,019	1,437,152
Tranche B8 Term Loan
1-month USD LIBOR + 3.250% 12/23/2026	8.788%	821,593	797,972
Hub International Ltd.(b),(m)
Term Loan
1-month Term SOFR + 4.250% Floor 0.750% 06/20/2030	9.584%	2,522,154	2,528,988
Sedgwick Claims Management Services, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.750% 02/24/2028	9.081%	2,203,791	2,205,753

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	39

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
USI, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 12/02/2026	8.788%	972,333	972,333
1-month Term SOFR + 3.750% Floor 0.500% 11/22/2029	8.992%	1,690,397	1,690,820
Total			9,633,018
Restaurants 0.2%
1011778 BC ULC(b),(m)
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 11/19/2026	7.196%	2,581,293	2,563,379
Carrols Restaurant Group, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.250% 04/30/2026	8.681%	1,081,713	1,043,517
Dave & Buster’s, Inc.(b),(m),(o)
Tranche B Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 06/29/2029	9.188%	1,897,325	1,896,851
IRB Holding Corp.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.750% 12/15/2027	8.366%	1,162,777	1,155,626
Whatabrands LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/03/2028	8.696%	2,175,108	2,172,672
Total			8,832,045
Retailers 0.1%
Great Outdoors Group LLC(b),(m)
Tranche B2 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/06/2028	9.196%	3,050,716	3,038,330
Harbor Freight Tools USA, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 10/19/2027	8.196%	1,429,210	1,421,293
PetSmart LLC(b),(m)
Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/11/2028	9.181%	1,935,139	1,929,101
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Restoration Hardware, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 10/20/2028	8.681%	994,988	966,382
Total			7,355,106
Technology 1.9%
Adeia, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 06/08/2028	8.946%	2,717,822	2,716,137
Ascend Learning LLC(b),(m)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.931%	1,888,426	1,813,569
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	11.181%	1,753,172	1,495,315
athenahealth Group, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	8.820%	1,884,552	1,860,204
Atlas CC Acquisition Corp.(b),(m)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.250% Floor 0.750% 05/25/2028	9.934%	1,702,916	1,559,020
Tranche C 1st Lien Term Loan
3-month Term SOFR + 4.250% Floor 0.750% 05/25/2028	9.934%	346,356	317,089
Avaya, Inc.(b),(g),(m)
Term Loan
1-month Term SOFR + 8.500% Floor 1.000% 08/01/2028	13.831%	1,267,065	1,050,080
Camelot U.S. Acquisition LLC(b),(m)
Term Loan
1-month USD LIBOR + 3.000% 10/30/2026	8.446%	1,117,666	1,117,386
1-month USD LIBOR + 3.000% Floor 1.000% 10/30/2026	8.446%	865,659	865,279
Central Parent, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 07/06/2029	9.492%	2,964,163	2,964,875

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cloud Software Group, Inc.(b),(m)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 03/30/2029	9.842%	1,470,385	1,414,142
Cloudera, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/08/2028	9.181%	1,547,711	1,513,863
Coherent Corp.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/02/2029	8.196%	1,909,062	1,902,381
CoreLogic, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/02/2028	8.946%	1,957,594	1,821,267
Cornerstone OnDemand, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/16/2028	9.253%	991,417	941,430
Cyxtera DC Holdings, Inc.(m),(n)
1st Lien Term Loan
05/01/2024	0.000%	928,759	555,398
Cyxtera DC Holdings, Inc.(b),(m),(p)
Debtor In Possession Term Loan
1-month Term SOFR + 8.500% Floor 1.000% 12/07/2023	13.870%	305,056	305,184
Dawn Acquisition LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	9.253%	2,774,824	2,284,596
DCert Buyer, Inc.(b),(m)
1st Lien Term Loan
6-month Term SOFR + 4.000% 10/16/2026	9.331%	2,556,173	2,544,951
Dun & Bradstreet Corp. (The)(b),(m)
Term Loan
1-month USD LIBOR + 2.750% 02/06/2026	8.170%	1,929,189	1,928,649
Tranche B2 Term Loan
1-month Term SOFR + 3.000% 01/18/2029	8.320%	489,972	489,237
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Endurance International Group Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 02/10/2028	8.792%	2,102,162	2,002,309
Entegris, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 2.750% 07/06/2029	7.990%	1,532,175	1,534,090
Everi Holdings, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.500% 08/03/2028	7.946%	1,845,620	1,841,301
Gen Digital, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 2.000% Floor 0.500% 09/12/2029	7.431%	2,644,861	2,639,571
GoTo Group, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.750% 08/31/2027	10.269%	2,432,508	1,559,091
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL(b),(m),(o)
Term Loan
1-month Term SOFR + 4.250% 07/18/2030	9.660%	1,625,172	1,608,417
Idemia Group SAS(b),(m)
Tranche B4 Term Loan
1-month Term SOFR + 4.750% Floor 0.750% 09/30/2028	10.149%	1,758,505	1,757,415
Idera, Inc.(b),(m),(o)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	9.272%	1,709,086	1,688,149
Informatica LLC(b),(m)
Term Loan
1-month USD LIBOR + 2.750% 10/27/2028	8.196%	2,246,583	2,239,574
Ingram Micro, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/30/2028	9.038%	1,311,813	1,308,940
ION Trading Finance Ltd.(b),(m)
Term Loan
1-month USD LIBOR + 4.750% 04/01/2028	10.092%	1,268,029	1,240,551
Loyalty Ventures, Inc.(c),(m),(n)
Tranche B Term Loan
11/03/2027	0.000%	1,604,304	16,043

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	41

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lummus Technology Holdings V LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 06/30/2027	8.946%	1,857,199	1,846,297
McAfee Corp.(b),(m)
Tranche B1 Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 03/01/2029	9.168%	2,778,807	2,723,231
Mitchell International, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/15/2028	9.196%	1,141,645	1,123,093
Mitnick Corporate Purchaser, Inc.(b),(m)
Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 05/02/2029	9.969%	786,141	752,077
MKS Instruments, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 08/17/2029	8.179%	1,169,957	1,168,249
Monotype Imaging Holdings, Inc.(b),(c),(m)
1st Lien Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 10/09/2026	10.342%	1,418,484	1,418,484
Natel Engineering Co., Inc.(b),(m)
Term Loan
3-month USD LIBOR + 6.250% Floor 1.000% 04/30/2026	11.679%	2,447,311	1,872,193
NCR Corp.(b),(m)
Term Loan
3-month USD LIBOR + 2.500% 08/28/2026	7.946%	1,444,171	1,439,666
Neptune BidCo US, Inc.(b),(m)
Tranche A 1st Lien Term Loan
1-month Term SOFR + 4.750% 10/11/2028	10.148%	936,600	842,359
Nielsen Consumer, Inc.(b),(m)
Term Loan
1-month Term SOFR + 6.250% Floor 0.500% 03/06/2028	11.581%	307,628	299,938
Open Text Corp.(b),(m),(o)
Term Loan
1-month Term SOFR + 2.750% 01/31/2030	8.181%	2,376,573	2,377,903
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Peraton Corp.(b),(m)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	9.181%	1,592,044	1,574,882
Tranche B1 2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 0.750% 02/01/2029	13.233%	1,000,000	978,330
Presidio Holdings, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.500% 01/22/2027	8.968%	2,452,979	2,449,913
Proofpoint, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/31/2028	8.696%	1,970,000	1,948,763
Rackspace Technology Global, Inc.(b),(m)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 02/15/2028	8.177%	1,212,001	537,826
Riverbed Technology LLC(b),(m)
Term Loan
1-month Term SOFR + 4.500% 07/01/2028	9.747%	669,954	397,785
Sabre GLBL, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/30/2028	9.681%	209,158	182,595
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	8.946%	624,947	547,142
Tranche B2 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	8.946%	974,056	852,786
Sitel Group(b),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 08/28/2028	9.081%	171,680	169,448
Sophia LP(b),(m)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 10/07/2027	9.038%	2,145,289	2,140,376

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Sovos Compliance LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 08/11/2028	9.946%	2,780,699	2,703,368
SS&C Technologies Holdings, Inc.(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	7.196%	149,021	149,006
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	7.196%	140,717	140,703
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	7.196%	1,277,301	1,276,764
Tempo Acquisition LLC(b),(m)
Tranche B1 Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 08/31/2028	8.331%	2,610,308	2,613,570
UKG, Inc.(b),(m)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.618%	957,925	956,823
3-month USD LIBOR + 3.750% 05/04/2026	9.219%	1,176,943	1,176,449
2nd Lien Term Loan
3-month Term SOFR + 5.250% Floor 0.500% 05/03/2027	10.618%	1,147,411	1,139,425
Veritas US, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 09/01/2025	10.446%	1,294,013	1,088,226
Verscend Holdings Corp.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 4.000% 08/27/2025	9.446%	2,454,889	2,451,821
Virtusa Corp.(b),(m)
Tranche B1 Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/15/2029	9.181%	1,700,042	1,681,443
Total			93,916,437
Transportation Services 0.1%
Dynasty Acquisition Co.(b),(m),(o)
Tranche B1 Term Loan
1-month Term SOFR + 4.000% 08/24/2028	9.315%	873,458	871,501
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B2 Term Loan
1-month Term SOFR + 4.000% 08/24/2028	9.315%	374,339	373,501
First Student Bidco, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	8.501%	898,303	874,022
1-month Term SOFR + 4.000% Floor 0.500% 07/21/2028	9.342%	753,736	742,158
Tranche C Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	8.501%	336,710	327,609
1-month Term SOFR + 4.000% Floor 0.500% 07/21/2028	9.342%	52,608	51,800
Total			3,240,591
Wireless 0.1%
Altice France SA(b),(m)
Tranche B14 Term Loan
1-month Term SOFR + 5.500% 08/15/2028	10.808%	1,899,003	1,658,076
Crown Subsea Communications Holding, Inc.(b),(m)
Term Loan
1-month Term SOFR + 5.000% Floor 0.750% 04/27/2027	10.433%	1,000,000	1,000,940
SBA Senior Finance II LLC(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	7.190%	1,408,351	1,408,436
Total			4,067,452
Total Senior Loans (Cost $403,460,355)			390,807,094

U.S. Government & Agency Obligations 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks Funding Corp.
10/20/2026	1.140%	2,000,000	1,780,068
11/30/2026	1.540%	2,500,000	2,250,363
Total U.S. Government & Agency Obligations (Cost $4,500,000)			4,030,431

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $7,452,160)	760,283

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	43

Portfolio of Investments  (continued)
August 31, 2023
Money Market Funds 5.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(q),(r)	284,861,183	284,775,725
Total Money Market Funds (Cost $284,700,197)		284,775,725
Total Investments in Securities (Cost: $6,470,608,580)		6,105,735,902
Other Assets & Liabilities, Net		(1,091,850,327)
Net Assets		5,013,885,575
At August 31, 2023, securities and/or cash totaling $40,240,294 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
23,722,000 EUR	25,994,331 USD	Citi	09/22/2023	250,275	—
199,300,000 ZAR	10,380,208 USD	HSBC	09/22/2023	—	(157,409)
Total				250,275	(157,409)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month SOFR	6,350	03/2024	USD	1,501,775,000	97,965	—
U.S. Treasury 5-Year Note	9,572	12/2023	USD	1,023,456,188	5,995,892	—
Total					6,093,857	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month SOFR	(6,350)	03/2025	USD	(1,521,301,250)	—	(1,673,772)
U.S. Long Bond	(1,312)	12/2023	USD	(159,654,000)	—	(2,278,487)
U.S. Treasury 10-Year Note	(4,795)	12/2023	USD	(532,394,844)	—	(3,196,021)
U.S. Treasury 2-Year Note	(2,455)	12/2023	USD	(500,340,509)	—	(897,946)
U.S. Treasury Ultra Bond	(1,158)	12/2023	USD	(149,924,813)	—	(2,010,750)
Total					—	(10,056,976)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	232,880,000	232,880,000	3.30	11/14/2023	7,452,160	760,283

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 6.230%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/09/2026	MXN	580,000,000	(2,624,960)	—	—	—	(2,624,960)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	211,000,000	(1,054,886)	—	—	—	(1,054,886)
SOFR plus 0.262%	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	53,500,000	18,819,370	—	—	18,819,370	—
Total							15,139,524	—	—	18,819,370	(3,679,846)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	13,000,000	2,597,881	(7,583)	3,261,842	—	—	(671,544)
Markit CMBX North America Index, Series 12 BBB-	Citi	08/17/2061	3.000	Monthly	USD	11,100,000	2,968,183	(6,475)	3,014,096	—	—	(52,388)
Markit CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	4,400,000	879,284	(2,567)	662,124	—	214,593	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	4,400,000	879,283	(2,567)	146,387	—	730,329	—
Markit CMBX North America Index, Series 16 BBB-	Morgan Stanley	04/17/2065	3.000	Monthly	USD	11,150,000	2,687,472	(6,504)	2,588,757	—	92,211	—
Total							10,012,103	(25,696)	9,673,206	—	1,037,133	(723,932)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 40	Morgan Stanley	06/20/2028	5.000	Quarterly	USD	73,184,000	(2,764,207)	—	—	—	(2,764,207)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	14.554	USD	11,500,000	(3,103,087)	6,708	—	(2,463,634)	—	(632,745)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	14.554	USD	18,000,000	(4,857,006)	10,500	—	(2,115,722)	—	(2,730,784)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	14.554	USD	9,500,000	(2,563,420)	5,541	—	(2,015,447)	—	(542,432)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	14.554	USD	9,500,000	(2,563,420)	5,542	—	(1,561,233)	—	(996,645)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	45

Portfolio of Investments  (continued)
August 31, 2023
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	14.554	USD	10,000,000	(2,698,337)	5,833	—	(1,582,498)	—	(1,110,006)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	14.554	USD	8,000,000	(2,158,669)	4,666	—	(1,536,034)	—	(617,969)
Markit CMBX North America Index, Series 8 BBB-	Morgan Stanley	10/17/2057	3.000	Monthly	23.645	USD	5,000,000	(949,364)	2,916	—	(1,008,888)	62,440	—
Total								(18,893,303)	41,706	—	(12,283,456)	62,440	(6,630,581)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	11.507%
SOFR	Secured Overnight Financing Rate	5.310%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2023, the total value of these securities amounted to $2,499,531,717, which represents 49.85% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2023.
(c)	Valuation based on significant unobservable inputs.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2023.
(e)	Non-income producing investment.
(f)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2023.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(k)	Represents a security purchased on a when-issued basis.
(l)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2023, the total value of these securities amounted to $878,421, which represents 0.02% of total net assets.
(m)	The stated interest rate represents the weighted average interest rate at August 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(n)	Represents a security in default.
(o)	Represents a security purchased on a forward commitment basis.
(p)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(q)	The rate shown is the seven-day current annualized yield at August 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Notes to Portfolio of Investments  (continued)
(r)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	336,082,546	1,737,155,299	(1,788,502,419)	40,299	284,775,725	(4,873)	12,085,524	284,861,183
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	47

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	298,009,515	12,660,753	310,670,268
Commercial Mortgage-Backed Securities - Non-Agency	—	141,557,653	—	141,557,653
Common Stocks
Communication Services	43,302	—	—	43,302
Consumer Discretionary	—	483	—	483
Energy	—	1,132,640	10,891	1,143,531
Financials	—	120,233	—	120,233
Industrials	—	164,276	—	164,276
Information Technology	—	648,198	—	648,198
Total Common Stocks	43,302	2,065,830	10,891	2,120,023
Convertible Bonds	—	9,214,150	—	9,214,150
Convertible Preferred Stocks
Information Technology	—	—	3,622	3,622
Total Convertible Preferred Stocks	—	—	3,622	3,622
Corporate Bonds & Notes	—	2,104,341,130	—	2,104,341,130
Foreign Government Obligations	—	364,572,903	—	364,572,903
Residential Mortgage-Backed Securities - Agency	—	1,648,750,191	—	1,648,750,191
Residential Mortgage-Backed Securities - Non-Agency	—	777,615,900	65,825,670	843,441,570
Rights
Communication Services	—	690,859	—	690,859
Total Rights	—	690,859	—	690,859
Senior Loans	—	386,507,135	4,299,959	390,807,094
U.S. Government & Agency Obligations	—	4,030,431	—	4,030,431
Call Option Contracts Purchased	—	760,283	—	760,283
Money Market Funds	284,775,725	—	—	284,775,725
Total Investments in Securities	284,819,027	5,738,115,980	82,800,895	6,105,735,902
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	250,275	—	250,275
Futures Contracts	6,093,857	—	—	6,093,857
Swap Contracts	—	19,918,943	—	19,918,943
Liability
Forward Foreign Currency Exchange Contracts	—	(157,409)	—	(157,409)
Futures Contracts	(10,056,976)	—	—	(10,056,976)
Swap Contracts	—	(13,798,566)	—	(13,798,566)
Total	280,855,908	5,744,329,223	82,800,895	6,107,986,026
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Strategic Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2023 ($)
Asset-Backed Securities — Non-Agency	25,190,027	89,376	174	66,358	20,293,358	(19,043,578)	—	(13,934,962)	12,660,753
Common Stocks	20,852	—	33,162	(9,529)	—	(33,162)	—	(432)	10,891
Convertible Preferred Stocks	—	—	—	(67,398)	—	—	71,020	—	3,622
Foreign Government Obligations	3,409,784	353,080	(7,083,470)	7,652,936	—	(4,332,330)	—	—	—
Residential Mortgage-Backed Securities - Non-Agency	130,050,179	—	36	(501,101)	—	(63,723,444)	—	—	65,825,670
Senior Loans	9,641,379	8,037	(342,069)	(899,710)	—	(4,139,137)	5,650,318	(5,618,859)	4,299,959
Warrants	83,965	—	—	119,950	—	(203,915)	—	—	—
Total	168,396,186	450,493	(7,392,167)	6,361,506	20,293,358	(91,475,566)	5,721,338	(19,554,253)	82,800,895
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2023 was $(2,285,215), which is comprised of Asset-Backed Securities — Non-Agency of $29,620, Common Stocks of $(9,529), Convertible Preferred Stocks of $(67,398), Residential Mortgage-Backed Securities — Non-Agency of $(1,099,699) and Senior Loans of $(1,138,209).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain common stocks, residential mortgage backed securities, asset backed securities, convertible preferred stocks and senior loans classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, single market quotations from broker dealers and the estimates of future distributions from the company. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable, and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	49

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,178,456,223)	$5,820,199,894
Affiliated issuers (cost $284,700,197)	284,775,725
Option contracts purchased (cost $7,452,160)	760,283
Cash	636,297
Foreign currency (cost $834,926)	834,852
Cash collateral held at broker for:
Swap contracts	9,224,000
TBA	4,059,086
Margin deposits on:
Futures contracts	16,867,372
Swap contracts	10,089,836
Unrealized appreciation on forward foreign currency exchange contracts	250,275
Unrealized appreciation on swap contracts	1,099,573
Upfront payments on swap contracts	9,673,206
Receivable for:
Investments sold	13,259,118
Investments sold on a delayed delivery basis	2,912,012
Capital shares sold	5,431,063
Dividends	1,441,685
Interest	45,239,810
Foreign tax reclaims	67,831
Variation margin for futures contracts	1,518,589
Variation margin for swap contracts	121,802
Trustees’ fees	390,953
Prepaid expenses	47,761
Total assets	6,228,901,023
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	157,409
Unrealized depreciation on swap contracts	7,354,513
Upfront receipts on swap contracts	12,283,456
Payable for:
Investments purchased	1,775,366
Investments purchased on a delayed delivery basis	1,181,586,254
Capital shares redeemed	7,801,132
Variation margin for futures contracts	2,655,572
Variation margin for swap contracts	159,634
Foreign capital gains taxes deferred	16,071
Management services fees	76,539
Distribution and/or service fees	11,288
Transfer agent fees	432,744
Trustees’ fees	531,637
Other expenses	173,833
Total liabilities	1,215,015,448
Net assets applicable to outstanding capital stock	$5,013,885,575
Represented by
Paid in capital	5,927,754,090
Total distributable earnings (loss)	(913,868,515)
Total - representing net assets applicable to outstanding capital stock	$5,013,885,575
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Strategic Income Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
August 31, 2023
Class A
Net assets	$933,577,284
Shares outstanding	44,185,578
Net asset value per share	$21.13
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$22.18
Advisor Class
Net assets	$245,265,228
Shares outstanding	11,864,073
Net asset value per share	$20.67
Class C
Net assets	$171,092,404
Shares outstanding	8,100,761
Net asset value per share	$21.12
Institutional Class
Net assets	$2,832,856,069
Shares outstanding	136,837,419
Net asset value per share	$20.70
Institutional 2 Class
Net assets	$405,285,553
Shares outstanding	19,560,213
Net asset value per share	$20.72
Institutional 3 Class
Net assets	$410,866,097
Shares outstanding	19,914,391
Net asset value per share	$20.63
Class R
Net assets	$14,942,940
Shares outstanding	701,668
Net asset value per share	$21.30
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	51

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — affiliated issuers	$12,085,524
Interest	286,758,402
Interfund lending	3,522
Foreign taxes withheld	(458,267)
Total income	298,389,181
Expenses:
Management services fees	27,914,133
Distribution and/or service fees
Class A	2,376,973
Class C	1,861,929
Class R	66,818
Transfer agent fees
Class A	931,053
Advisor Class	243,148
Class C	182,422
Institutional Class	2,764,018
Institutional 2 Class	208,212
Institutional 3 Class	32,742
Class R	13,078
Trustees’ fees	113,184
Custodian fees	176,681
Printing and postage fees	279,178
Registration fees	271,127
Accounting services fees	57,171
Legal fees	87,878
Interest on collateral	472,840
Compensation of chief compliance officer	958
Other	92,980
Total expenses	38,146,523
Expense reduction	(3,103)
Total net expenses	38,143,420
Net investment income	260,245,761
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(295,488,165)
Investments — affiliated issuers	(4,873)
Foreign currency translations	(2,249,973)
Forward foreign currency exchange contracts	(5,228,649)
Futures contracts	1,370,843
Option contracts purchased	(46,638,214)
Option contracts written	7,476,386
Swap contracts	(21,959,264)
Net realized loss	(362,721,909)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	199,078,506
Investments — affiliated issuers	40,299
Foreign currency translations	38,945
Forward foreign currency exchange contracts	235,844
Futures contracts	(11,241,011)
Option contracts purchased	6,275,954
Swap contracts	(33,960,477)
Foreign capital gains tax	(16,071)
Net change in unrealized appreciation (depreciation)	160,451,989
Net realized and unrealized loss	(202,269,920)
Net increase in net assets resulting from operations	$57,975,841
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Strategic Income Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$260,245,761	$226,062,515
Net realized loss	(362,721,909)	(192,292,349)
Net change in unrealized appreciation (depreciation)	160,451,989	(701,091,736)
Net increase (decrease) in net assets resulting from operations	57,975,841	(667,321,570)
Distributions to shareholders
Net investment income and net realized gains
Class A	(45,862,924)	(47,487,869)
Advisor Class	(12,817,501)	(15,554,372)
Class C	(7,571,149)	(8,968,170)
Institutional Class	(145,715,320)	(169,394,995)
Institutional 2 Class	(19,456,428)	(22,844,906)
Institutional 3 Class	(22,033,485)	(23,213,250)
Class R	(611,037)	(621,845)
Total distributions to shareholders	(254,067,844)	(288,085,407)
Decrease in net assets from capital stock activity	(475,268,339)	(18,610,193)
Total decrease in net assets	(671,360,342)	(974,017,170)
Net assets at beginning of year	5,685,245,917	6,659,263,087
Net assets at end of year	$5,013,885,575	$5,685,245,917
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	53

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	6,050,412	128,300,745	6,104,860	144,592,287
Fund reorganization	—	—	2,720,908	66,623,684
Distributions reinvested	2,026,317	42,791,899	1,888,726	44,513,990
Shares redeemed	(11,331,356)	(238,721,659)	(10,572,480)	(246,319,310)
Net increase (decrease)	(3,254,627)	(67,629,015)	142,014	9,410,651
Advisor Class
Shares sold	2,858,154	59,545,498	5,007,338	117,004,721
Fund reorganization	—	—	1,900,358	45,591,874
Distributions reinvested	617,619	12,762,540	671,814	15,512,875
Shares redeemed	(5,560,482)	(114,626,561)	(8,659,199)	(198,789,671)
Net decrease	(2,084,709)	(42,318,523)	(1,079,689)	(20,680,201)
Class C
Shares sold	1,266,456	26,885,346	1,530,437	36,814,745
Distributions reinvested	329,635	6,959,367	345,221	8,170,975
Shares redeemed	(3,331,237)	(70,438,172)	(3,341,253)	(77,668,623)
Net decrease	(1,735,146)	(36,593,459)	(1,465,595)	(32,682,903)
Institutional Class
Shares sold	52,531,053	1,091,229,779	56,071,862	1,303,611,260
Distributions reinvested	6,077,575	125,786,754	6,175,424	142,981,414
Shares redeemed	(72,656,181)	(1,503,828,463)	(69,146,186)	(1,570,804,397)
Net decrease	(14,047,553)	(286,811,930)	(6,898,900)	(124,211,723)
Institutional 2 Class
Shares sold	7,880,443	163,847,060	11,818,805	277,874,908
Distributions reinvested	932,057	19,305,845	980,927	22,684,813
Shares redeemed	(8,546,647)	(177,443,939)	(12,718,682)	(286,111,305)
Net increase	265,853	5,708,966	81,050	14,448,416
Institutional 3 Class
Shares sold	5,299,189	109,538,540	12,181,340	287,282,196
Distributions reinvested	554,042	11,428,153	601,991	13,870,044
Shares redeemed	(8,313,100)	(171,245,534)	(7,294,797)	(164,066,674)
Net increase (decrease)	(2,459,869)	(50,278,841)	5,488,534	137,085,566
Class R
Shares sold	238,374	5,072,856	173,196	4,209,736
Distributions reinvested	28,608	609,069	25,880	617,786
Shares redeemed	(141,822)	(3,027,462)	(289,197)	(6,807,521)
Net increase (decrease)	125,160	2,654,463	(90,121)	(1,979,999)
Total net decrease	(23,190,891)	(475,268,339)	(3,822,707)	(18,610,193)
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Strategic Income Fund | Annual Report 2023

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Columbia Strategic Income Fund | Annual Report 2023	55

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2023	$21.84	1.06	(0.74)	0.32	(1.03)	—	(1.03)
Year Ended 8/31/2022	$25.20	0.78	(3.15)	(2.37)	(0.71)	(0.28)	(0.99)
Year Ended 8/31/2021(e)	$24.32	0.79	0.86	1.65	(0.77)	—	(0.77)
Year Ended 8/31/2020(e)	$24.06	0.84	0.26	1.10	(0.84)	—	(0.84)
Year Ended 8/31/2019(e)	$23.57	1.00	0.57	1.57	(0.92)	(0.16)	(1.08)
Advisor Class
Year Ended 8/31/2023	$21.39	1.09	(0.73)	0.36	(1.08)	—	(1.08)
Year Ended 8/31/2022	$24.70	0.82	(3.08)	(2.26)	(0.77)	(0.28)	(1.05)
Year Ended 8/31/2021(e)	$23.85	0.83	0.85	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020(e)	$23.62	0.88	0.23	1.11	(0.88)	—	(0.88)
Year Ended 8/31/2019(e)	$23.16	1.04	0.54	1.58	(0.96)	(0.16)	(1.12)
Class C
Year Ended 8/31/2023	$21.83	0.90	(0.74)	0.16	(0.87)	—	(0.87)
Year Ended 8/31/2022	$25.19	0.60	(3.15)	(2.55)	(0.53)	(0.28)	(0.81)
Year Ended 8/31/2021(e)	$24.31	0.60	0.86	1.46	(0.58)	—	(0.58)
Year Ended 8/31/2020(e)	$24.06	0.64	0.29	0.93	(0.68)	—	(0.68)
Year Ended 8/31/2019(e)	$23.57	0.80	0.57	1.37	(0.72)	(0.16)	(0.88)
Institutional Class
Year Ended 8/31/2023	$21.42	1.09	(0.73)	0.36	(1.08)	—	(1.08)
Year Ended 8/31/2022	$24.73	0.82	(3.09)	(2.27)	(0.76)	(0.28)	(1.04)
Year Ended 8/31/2021(e)	$23.88	0.84	0.84	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020(e)	$23.65	0.88	0.23	1.11	(0.88)	—	(0.88)
Year Ended 8/31/2019(e)	$23.18	1.04	0.55	1.59	(0.96)	(0.16)	(1.12)
Institutional 2 Class
Year Ended 8/31/2023	$21.44	1.11	(0.74)	0.37	(1.09)	—	(1.09)
Year Ended 8/31/2022	$24.75	0.83	(3.09)	(2.26)	(0.77)	(0.28)	(1.05)
Year Ended 8/31/2021(e)	$23.90	0.85	0.83	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020(e)	$23.66	0.88	0.28	1.16	(0.92)	—	(0.92)
Year Ended 8/31/2019(e)	$23.19	1.04	0.55	1.59	(0.96)	(0.16)	(1.12)
Institutional 3 Class
Year Ended 8/31/2023	$21.35	1.11	(0.73)	0.38	(1.10)	—	(1.10)
Year Ended 8/31/2022	$24.66	0.84	(3.09)	(2.25)	(0.78)	(0.28)	(1.06)
Year Ended 8/31/2021(e)	$23.81	0.86	0.84	1.70	(0.85)	—	(0.85)
Year Ended 8/31/2020(e)	$23.58	0.88	0.27	1.15	(0.92)	—	(0.92)
Year Ended 8/31/2019(e)	$23.12	1.04	0.58	1.62	(1.00)	(0.16)	(1.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Strategic Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2023	$21.13	1.56%	0.94%(c)	0.94%(c),(d)	5.02%	295%	$933,577
Year Ended 8/31/2022	$21.84	(9.64%)	0.92%(c)	0.92%(c),(d)	3.30%	136%	$1,036,081
Year Ended 8/31/2021(e)	$25.20	6.84%	0.92%(c)	0.92%(c),(d)	3.17%	126%	$1,191,823
Year Ended 8/31/2020(e)	$24.32	4.84%	0.93%(c)	0.93%(c),(d)	3.51%	173%	$1,101,890
Year Ended 8/31/2019(e)	$24.06	6.75%	0.95%(c)	0.95%(c)	4.20%	179%	$1,101,847
Advisor Class
Year Ended 8/31/2023	$20.67	1.80%	0.69%(c)	0.69%(c),(d)	5.26%	295%	$245,265
Year Ended 8/31/2022	$21.39	(9.40%)	0.67%(c)	0.67%(c),(d)	3.54%	136%	$298,389
Year Ended 8/31/2021(e)	$24.70	7.16%	0.67%(c)	0.67%(c),(d)	3.39%	126%	$371,251
Year Ended 8/31/2020(e)	$23.85	5.02%	0.68%(c)	0.68%(c),(d)	3.76%	173%	$194,094
Year Ended 8/31/2019(e)	$23.62	6.96%	0.70%(c)	0.70%(c)	4.42%	179%	$285,983
Class C
Year Ended 8/31/2023	$21.12	0.81%	1.69%(c)	1.69%(c),(d)	4.26%	295%	$171,092
Year Ended 8/31/2022	$21.83	(10.31%)	1.67%(c)	1.67%(c),(d)	2.53%	136%	$214,760
Year Ended 8/31/2021(e)	$25.19	6.01%	1.67%(c)	1.67%(c),(d)	2.42%	126%	$284,727
Year Ended 8/31/2020(e)	$24.31	4.06%	1.69%(c)	1.69%(c),(d)	2.76%	173%	$280,497
Year Ended 8/31/2019(e)	$24.06	5.97%	1.70%(c)	1.70%(c)	3.45%	179%	$282,018
Institutional Class
Year Ended 8/31/2023	$20.70	1.80%	0.69%(c)	0.69%(c),(d)	5.27%	295%	$2,832,856
Year Ended 8/31/2022	$21.42	(9.39%)	0.67%(c)	0.67%(c),(d)	3.54%	136%	$3,231,980
Year Ended 8/31/2021(e)	$24.73	7.11%	0.67%(c)	0.67%(c),(d)	3.41%	126%	$3,902,593
Year Ended 8/31/2020(e)	$23.88	5.02%	0.68%(c)	0.68%(c),(d)	3.76%	173%	$3,083,643
Year Ended 8/31/2019(e)	$23.65	6.96%	0.70%(c)	0.70%(c)	4.44%	179%	$2,843,762
Institutional 2 Class
Year Ended 8/31/2023	$20.72	1.84%	0.64%(c)	0.64%(c)	5.32%	295%	$405,286
Year Ended 8/31/2022	$21.44	(9.35%)	0.63%(c)	0.63%(c)	3.60%	136%	$413,637
Year Ended 8/31/2021(e)	$24.75	7.23%	0.63%(c)	0.63%(c)	3.44%	126%	$475,594
Year Ended 8/31/2020(e)	$23.90	5.06%	0.64%(c)	0.64%(c)	3.80%	173%	$287,777
Year Ended 8/31/2019(e)	$23.66	7.00%	0.66%(c)	0.66%(c)	4.49%	179%	$287,753
Institutional 3 Class
Year Ended 8/31/2023	$20.63	1.89%	0.60%(c)	0.60%(c)	5.36%	295%	$410,866
Year Ended 8/31/2022	$21.35	(9.34%)	0.59%(c)	0.59%(c)	3.67%	136%	$477,713
Year Ended 8/31/2021(e)	$24.66	7.26%	0.59%(c)	0.59%(c)	3.50%	126%	$416,355
Year Ended 8/31/2020(e)	$23.81	5.13%	0.60%(c)	0.60%(c)	3.84%	173%	$322,913
Year Ended 8/31/2019(e)	$23.58	7.08%	0.60%(c)	0.60%(c)	4.55%	179%	$192,494
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	57

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 8/31/2023	$22.01	1.02	(0.76)	0.26	(0.97)	—	(0.97)
Year Ended 8/31/2022	$25.38	0.72	(3.16)	(2.44)	(0.65)	(0.28)	(0.93)
Year Ended 8/31/2021(e)	$24.49	0.73	0.86	1.59	(0.70)	—	(0.70)
Year Ended 8/31/2020(e)	$24.23	0.80	0.26	1.06	(0.80)	—	(0.80)
Year Ended 8/31/2019(e)	$23.73	0.92	0.58	1.50	(0.84)	(0.16)	(1.00)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	8/31/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019
Class A	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Advisor Class	0.01%	0.01%	less than 0.01%	less than 0.01%	0.01%
Class C	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class R	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Strategic Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 8/31/2023	$21.30	1.30%	1.19%(c)	1.19%(c),(d)	4.80%	295%	$14,943
Year Ended 8/31/2022	$22.01	(9.83%)	1.17%(c)	1.17%(c),(d)	3.02%	136%	$12,686
Year Ended 8/31/2021(e)	$25.38	6.62%	1.17%(c)	1.17%(c),(d)	2.89%	126%	$16,920
Year Ended 8/31/2020(e)	$24.49	4.38%	1.18%(c)	1.18%(c),(d)	3.26%	173%	$8,053
Year Ended 8/31/2019(e)	$24.23	6.62%	1.20%(c)	1.20%(c)	3.95%	179%	$9,287
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2023	59

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
60	Columbia Strategic Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
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Notes to Financial Statements  (continued)
August 31, 2023
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
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Notes to Financial Statements  (continued)
August 31, 2023
broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other
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Notes to Financial Statements  (continued)
August 31, 2023
purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the
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Notes to Financial Statements  (continued)
August 31, 2023
contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
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Notes to Financial Statements  (continued)
August 31, 2023
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage duration and yield curve exposure.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,099,573*
Credit risk	Upfront payments on swap contracts	9,673,206
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	250,275
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,093,857*
Interest rate risk	Investments, at value — Option contracts purchased	760,283
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	18,819,370*
Total		36,696,564

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	10,118,720*
Credit risk	Upfront receipts on swap contracts	12,283,456
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	157,409
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	10,056,976*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,679,846*
Total		36,296,407

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
August 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(21,448,378)	(21,448,378)
Foreign exchange risk	(5,228,649)	—	—	—	—	(5,228,649)
Interest rate risk	—	1,370,843	(46,638,214)	7,476,386	(510,886)	(38,301,871)
Total	(5,228,649)	1,370,843	(46,638,214)	7,476,386	(21,959,264)	(64,978,898)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(39,823,388)	(39,823,388)
Foreign exchange risk	235,844	—	—	—	235,844
Interest rate risk	—	(11,241,011)	6,275,954	5,862,911	897,854
Total	235,844	(11,241,011)	6,275,954	(33,960,477)	(38,689,690)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended August 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	624,529,668
Futures contracts — short	2,154,253,293
Credit default swap contracts — buy protection	481,424,510
Credit default swap contracts — sell protection	93,483,836

Derivative instrument	Average value ($)
Option contracts purchased	11,178,137
Option contracts written	(3,723,613)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	549,409	(654,360)
Interest rate swap contracts	16,104,330	(3,455,175)
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
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Notes to Financial Statements  (continued)
August 31, 2023
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
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Notes to Financial Statements  (continued)
August 31, 2023
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2023:
	Citi ($) (a)	Citi ($) (a)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	119,953	119,953
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	1,849	1,849
Forward foreign currency exchange contracts	250,275	-	-	-	-	-	-	250,275
Call option contracts purchased	760,283	-	-	-	-	-	-	760,283
OTC credit default swap contracts (c)	-	6,275,938	876,717	-	876,716	2,743,408	-	10,772,779
Total assets	1,010,558	6,275,938	876,717	-	876,716	2,743,408	121,802	11,905,139
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	159,634	159,634
Forward foreign currency exchange contracts	-	-	-	157,409	-	-	-	157,409
OTC credit default swap contracts (c)	-	8,666,817	-	-	7,808,261	3,162,891	-	19,637,969
Total liabilities	-	8,666,817	-	157,409	7,808,261	3,162,891	159,634	19,955,012
Total financial and derivative net assets	1,010,558	(2,390,879)	876,717	(157,409)	(6,931,545)	(419,483)	(37,832)	(8,049,873)
Total collateral received (pledged) (d)	588,008	(2,241,000)	876,717	-	(6,600,000)	(383,000)	(37,832)	(7,797,107)
Net amount (e)	422,550	(149,879)	-	(157,409)	(331,545)	(36,483)	-	(252,766)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Strategic Income Fund | Annual Report 2023	69

Notes to Financial Statements  (continued)
August 31, 2023
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
70	Columbia Strategic Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.60% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.557% of the Fund’s average daily net assets.
Columbia Strategic Income Fund | Annual Report 2023	71

Notes to Financial Statements  (continued)
August 31, 2023
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $3,103.
72	Columbia Strategic Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	649,510
Class C	—	1.00(b)	17,432

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	0.96%	0.98%
Advisor Class	0.71	0.73
Class C	1.71	1.73
Institutional Class	0.71	0.73
Institutional 2 Class	0.67	0.70
Institutional 3 Class	0.62	0.65
Class R	1.21	1.23
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Strategic Income Fund | Annual Report 2023	73

Notes to Financial Statements  (continued)
August 31, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, investments in partnerships and/or grantor trusts, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, passive foreign investment company (pfic) holdings, foreign capital gains tax and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(19,442,683)	19,442,684	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
254,067,844	—	254,067,844	243,209,871	44,875,536	288,085,407
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
10,075,762	—	(541,037,926)	(382,357,158)
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
6,487,732,934	37,567,278	(419,924,436)	(382,357,158)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
74	Columbia Strategic Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(168,577,382)	(372,460,544)	(541,037,926)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,140,815,106 and $17,075,874,428, respectively, for the year ended August 31, 2023, of which $15,180,659,824 and $14,852,519,470, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,023,077	4.92	13
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Columbia Strategic Income Fund | Annual Report 2023	75

Notes to Financial Statements  (continued)
August 31, 2023
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO Strategic Income Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $6,878,447,698 and the combined net assets immediately after the reorganization were $6,990,663,256.
The reorganization was accomplished by a tax-free exchange of 11,715,409 shares of the Acquired Fund valued at $112,215,558 (including $348,590 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	2,720,908
Advisor Class	1,900,358
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on September 1, 2021, the Fund’s pro-forma results of operations for the year ended August 31, 2022 would have been approximately:
($)
Net investment income	226,993,000
Net realized loss	(190,398,000)
Net change in unrealized appreciation/(depreciation)	(705,646,000)
Net decrease in net assets from operations	(669,051,000)
76	Columbia Strategic Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Note 10. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or
Columbia Strategic Income Fund | Annual Report 2023	77

Notes to Financial Statements  (continued)
August 31, 2023
financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2023, affiliated shareholders of record owned 24.6% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise
78	Columbia Strategic Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Strategic Income Fund | Annual Report 2023	79

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
80	Columbia Strategic Income Fund | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Strategic Income Fund | Annual Report 2023	81

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
82	Columbia Strategic Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
Columbia Strategic Income Fund | Annual Report 2023	83

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
84	Columbia Strategic Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Strategic Income Fund | Annual Report 2023	85

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
86	Columbia Strategic Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
Columbia Strategic Income Fund | Annual Report 2023	87

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
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Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Columbia Strategic Income Fund | Annual Report 2023	89

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing
90	Columbia Strategic Income Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Strategic Income Fund | Annual Report 2023	91

Columbia Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN232_08_N01_(10/23)

Annual Report
August 31, 2023
Columbia Small Cap Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Growth Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since 2006
Dana Kelley, CFA
Co-Portfolio Manager
Managed Fund since 2022
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/05	16.25	7.97	11.06
	Including sales charges		9.55	6.70	10.41
Advisor Class		11/08/12	16.53	8.24	11.33
Class C	Excluding sales charges	11/01/05	15.41	7.16	10.23
	Including sales charges		14.41	7.16	10.23
Institutional Class		10/01/96	16.54	8.24	11.34
Institutional 2 Class		02/28/13	16.65	8.35	11.49
Institutional 3 Class		07/15/09	16.78	8.41	11.52
Class R		09/27/10	16.01	7.71	10.78
Russell 2000 Growth Index			6.78	2.46	8.17
Russell 2000 Index			4.65	3.14	7.96
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Growth Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2023)
Common Stocks	94.4
Money Market Funds	5.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2023)
Communication Services	4.1
Consumer Discretionary	11.7
Consumer Staples	1.7
Energy	7.4
Financials	1.2
Health Care	21.8
Industrials	28.6
Information Technology	18.9
Materials	4.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Growth Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ended August 31, 2023, Class A shares of Columbia Small Cap Growth Fund returned 16.25% excluding sales charges. The Fund outperformed its primary benchmark, the Russell 2000 Growth Index, which returned 6.78% for the same period. The Fund outperformed the broader small-cap market, as measured by the Russell 2000 Index, which returned 4.65% during the period.
Market overview
Markets advanced over the 12-month period that ended August 31, 2023, amidst conflicting economic data that kept investors focused on the path of the U.S. Federal Reserve (Fed) interest rate hikes and the debate over a soft versus hard economic landing. After a dismal first half in 2022, U.S. markets showed signs of optimism in the second half of the year, as oil prices rolled over from their June highs and investors got more hopeful over a slowing in the Fed’s interest rate raising trajectory. Company earnings, consumer spending and the jobs market showed resilience despite historically high inflation numbers and the stubbornly persisting prospects of an impending recession kept being pushed out further into the future. Geopolitical concerns also helped to fuel investor uncertainty as the Russia-Ukraine conflict continued. Coming into 2023, markets rebounded on renewed hope of a Fed pivot in interest rates, which led to many oversold companies picking up steam.  In March 2023, the sudden failure of two large US banks led to a major sell-off in the financial sector, making investors jittery about the U.S. financial system. However, government measures contained any prolonged contagion from the banking crisis. As the first half of 2023 progressed, the gains in the market were largely a reflection of a handful of highly valued mega cap tech focused companies poised to benefit from advances in artificial intelligence (AI), particularly in generative AI and large language models. Towards the end of the period however, markets pulled back in an environment of rating agency downgrades of U.S. debt, signs of depletion in U.S. household savings and slowing economic data out of China.
The Fed raised interest rates seven times between September 2022 and August 2023, bringing the target rate up from a range of 2.25%-2.50% to 5.25%-5.50% by August 31, 2023. Annual inflation, as measured by Consumer Price Index, was 3.7% in August, much lower than its June 2022 peak of 9.1% but still well above the Fed’s 2% target rate. The labor market stayed resilient, with the unemployment rate staying at 3.7%, while personal spending increased 3.3% from last year.
Consumer staples, energy, information technology and industrials have been the best performing sectors in the benchmark. While consumer staples have been driven up by household and personal products, the energy sector was helped mostly by energy equipment and services names. Technology hardware names drove gains in the information technology sector. Capital goods names, especially among building products, construction, and engineering, drove gains in the industrials sector. Four out of the ten sectors ended in the red: utilities, real estate, communication services and health care.
The Fund experienced increased turnover during the reporting period, largely a result of elevated market volatility during the period.
The Fund’s notable contributors during the period
•	Stock selection within the industrials sector was the single biggest contributor during the period. Also contributing was selection among food and beverage names in the consumer staples sector. Holdings among health care and communication services names worked well.
•	The Fund’s overweight to industrials and health care and underweight to energy and utilities also worked favorably.
•	Vertiv Holdings Inc. operates as a holding company that provides digital equipment, services, and solutions to data centers, through its subsidiaries. The company had strong revenues and sales growth during the period. We believe that this was driven by the demand and growth acceleration potential in data center infrastructure necessary to meet the rapidly growing market for computing capacity, which is being propelled by the rapid advances in the field of AI.
•	Axon Enterprise Inc. is the sole provider of Tasers and market leading provider of law enforcement technology including body and vehicle cameras. They have leveraged their position in Tasers to expand deeper into the law enforcement space (cloud-based software for evidence-management, virtual de-escalation training, records management systems and computer-aided dispatch). Their monopolistic position and expansions into judiciary, corrections, federal agencies, etc., has expanded their market. Law enforcement budgets have been stable, giving Axon the advantage of consistent
Columbia Small Cap Growth Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
demand strength. During the period, revenue certainty along with international contract wins and strong revenue forecasts helped to separate them from an uncertain and challenging macro environment. We sold the Fund’s position in Axon before the close of the reporting period.
•	FTAI Aviation Ltd is an aerospace company that owns and maintains commercial jet engines. It has exclusive agreements with three aircraft manufacturers to repair aircraft engines and lease aircraft to the airlines while repairs are underway. The airline industry has durable demand characteristics with supply and demand for aircrafts favorable for manufacturers, coupled with the constant requirement to have airplanes running and repaired. We believe that the exclusivity of the company’s agreements with the manufacturers is an added advantage, all allowing for high and consistent returns.
The Fund’s notable detractors during the period
•	Some selections in the financials and materials sector were unfavorable.
•	The Fund’s underweight to consumer staples also had a slightly negative impact.
•	Advanced Drainage Systems is a company that designs, manufactures, and markets drainage products (it is the largest maker of high-density polyethylene pipes in the country) and provides services that deliver solutions for the most persistent and challenging water management problems. After doing well initially during the period, the stock suffered multiple contractions as management had to lower guidance due to inventory challenges that delayed purchases and hurt outlook.
•	Five9 Inc. (Five9) is a leader in cloud contact center software that offers real-time and historical reporting, recording, quality monitoring, workforce, and customer relationship management integrations. Investor sentiment toward this name was impacted by its prospects in an environment of AI dominance. AI’s large language models have the ability to accurately answer a significant amount of customer questions. Five9 has a seat-based model which leaves its human seats vulnerable to replacement by AI seats which would worsen its total addressable market and growth rates.
•	Paylocity Holding Corp. provides cloud-based payroll and human capital management software, including time and attendance, benefits, hiring, retirement, and everything in between. Despite strong initial performance in the period, towards the end of 2022, the company gave back some gains as it got expensive in the run-up and as investors sold out on winners.
•	The Fund no longer holds positions in Advanced Drainage Systems, Five9 and Paylocity Holding Corp.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Growth Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,144.40	1,018.80	6.86	6.46	1.27
Advisor Class	1,000.00	1,000.00	1,145.60	1,020.06	5.52	5.19	1.02
Class C	1,000.00	1,000.00	1,139.60	1,015.02	10.89	10.26	2.02
Institutional Class	1,000.00	1,000.00	1,145.90	1,020.06	5.52	5.19	1.02
Institutional 2 Class	1,000.00	1,000.00	1,146.20	1,020.62	4.92	4.63	0.91
Institutional 3 Class	1,000.00	1,000.00	1,147.30	1,020.87	4.65	4.38	0.86
Class R	1,000.00	1,000.00	1,143.40	1,017.54	8.21	7.73	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Growth Fund | Annual Report 2023	7

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.9%
Issuer	Shares	Value ($)
Communication Services 3.9%
Entertainment 3.9%
Atlanta Braves Holdings, Inc., Class C(a)	418,497	15,417,430
Endeavor Group Holdings, Inc., Class A(a)	647,520	14,174,213
World Wrestling Entertainment, Inc., Class A	400,988	38,715,391
Total		68,307,034
Total Communication Services		68,307,034
Consumer Discretionary 11.1%
Diversified Consumer Services 0.9%
WW International, Inc.(a)	1,622,285	15,752,387
Hotels, Restaurants & Leisure 5.8%
Bowlero Corp.(a)	1,775,247	19,527,717
Churchill Downs, Inc.	140,286	17,575,030
Kura Sushi USA, Inc., Class A(a)	247,009	21,581,176
Planet Fitness, Inc., Class A(a)	314,118	19,098,375
Texas Roadhouse, Inc.	150,315	15,647,792
Xponential Fitness, Inc., Class A(a)	451,435	9,778,082
Total		103,208,172
Household Durables 1.0%
TopBuild Corp.(a)	58,954	17,101,376
Specialty Retail 0.5%
Advance Auto Parts, Inc.	126,694	8,719,081
Textiles, Apparel & Luxury Goods 2.9%
Crocs, Inc.(a)	112,490	10,949,776
On Holding AG, Class A(a)	1,438,884	41,483,026
Total		52,432,802
Total Consumer Discretionary		197,213,818
Consumer Staples 1.6%
Beverages 1.6%
Celsius Holdings, Inc.(a)	145,638	28,550,874
Total Consumer Staples		28,550,874
Energy 7.0%
Energy Equipment & Services 2.8%
ChampionX Corp.	647,238	23,358,819
TechnipFMC PLC	1,393,342	26,529,232
Total		49,888,051
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 4.2%
Antero Resources Corp.(a)	767,386	21,233,571
Matador Resources Co.	278,157	17,662,970
Northern Oil and Gas, Inc.	847,069	35,432,896
Total		74,329,437
Total Energy		124,217,488
Financials 1.1%
Capital Markets 1.1%
B Riley Financial, Inc.	386,434	19,787,353
Total Financials		19,787,353
Health Care 20.7%
Biotechnology 5.6%
Abcam PLC, ADR(a)	1,108,211	25,067,733
ACELYRIN, Inc.(a)	238,456	6,040,090
Arcus Biosciences, Inc.(a)	652,045	13,366,922
Natera, Inc.(a)	692,004	40,641,395
PTC Therapeutics, Inc.(a)	232,374	9,178,773
Syndax Pharmaceuticals, Inc.(a)	299,217	5,538,507
Total		99,833,420
Health Care Equipment & Supplies 3.2%
Glaukos Corp.(a)	126,087	9,474,177
ICU Medical, Inc.(a)	153,736	22,296,332
Inspire Medical Systems, Inc.(a)	112,069	25,426,215
Total		57,196,724
Health Care Providers & Services 5.0%
Addus HomeCare Corp.(a)	191,294	16,776,484
Chemed Corp.	91,027	46,554,849
Tenet Healthcare Corp.(a)	165,118	12,806,552
Universal Health Services, Inc., Class B	86,694	11,677,682
Total		87,815,567
Health Care Technology 0.5%
GoodRx Holdings, Inc., Class A(a)	1,370,610	8,950,083
Life Sciences Tools & Services 6.4%
BioLife Solutions, Inc.(a)	599,755	7,922,764
Bio-Techne Corp.	606,370	47,539,408
Caris Life Sciences, Inc.(a),(b),(c),(d)	2,777,778	8,972,223
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Growth Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
DNA Script(a),(b),(c),(d)	11,675	3,326,992
MaxCyte, Inc.(a)	902,952	3,304,804
Olink Holding AB ADR(a)	369,851	6,113,637
Repligen Corp.(a)	203,984	35,474,857
Total		112,654,685
Total Health Care		366,450,479
Industrials 27.1%
Aerospace & Defense 2.2%
Curtiss-Wright Corp.	188,490	39,204,035
Air Freight & Logistics 1.3%
Forward Air Corp.	317,101	22,457,093
Building Products 1.6%
AAON, Inc.	175,360	11,058,201
Simpson Manufacturing Co., Inc.	108,959	17,407,290
Total		28,465,491
Commercial Services & Supplies 1.2%
Casella Waste Systems, Inc., Class A(a)	274,643	21,633,629
Electrical Equipment 4.8%
Atkore, Inc.(a)	110,028	16,941,011
nVent Electric PLC	165,092	9,334,302
Vertiv Holdings Co.	1,510,915	59,514,942
Total		85,790,255
Ground Transportation 2.7%
Saia, Inc.(a)	31,641	13,485,394
XPO, Inc.(a)	465,948	34,773,699
Total		48,259,093
Machinery 1.8%
RBC Bearings, Inc.(a)	139,788	32,226,726
Professional Services 2.6%
Exponent, Inc.	115,017	10,335,428
FTI Consulting, Inc.(a)	189,917	35,290,377
Total		45,625,805
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 8.9%
Core & Main, Inc., Class A(a)	905,830	29,747,457
FTAI Aviation Ltd.	1,592,207	58,847,971
SiteOne Landscape Supply, Inc.(a)	282,919	48,432,903
Xometry, Inc., Class A(a)	1,054,097	20,080,548
Total		157,108,879
Total Industrials		480,771,006
Information Technology 18.0%
Communications Equipment 0.9%
Harmonic, Inc.(a)	1,539,313	16,439,863
Electronic Equipment, Instruments & Components 0.6%
908 Devices, Inc.(a)	1,484,864	10,676,172
Semiconductors & Semiconductor Equipment 6.7%
Allegro MicroSystems, Inc.(a)	423,127	16,184,608
Axcelis Technologies, Inc.(a)	174,143	33,461,577
Lattice Semiconductor Corp.(a)	119,928	11,664,197
Onto Innovation, Inc.(a)	199,153	27,678,284
Rambus, Inc.(a)	528,987	29,871,896
Total		118,860,562
Software 8.7%
BILL Holdings, Inc.(a)	119,117	13,734,190
LiveVox Holdings, Inc.(a)	1,796,210	5,783,796
Procore Technologies, Inc.(a)	604,152	40,810,468
Smartsheet, Inc., Class A(a)	581,056	24,247,467
SPS Commerce, Inc.(a)	71,970	13,395,776
Tenable Holdings, Inc.(a)	503,835	22,858,994
Workiva, Inc., Class A(a)	287,906	32,202,286
Total		153,032,977
Technology Hardware, Storage & Peripherals 1.1%
Super Micro Computer, Inc.(a)	69,190	19,032,785
Total Information Technology		318,042,359
Materials 4.4%
Chemicals 1.1%
Balchem Corp.	139,096	19,542,988
Construction Materials 1.6%
Summit Materials, Inc., Class A(a)	729,987	27,308,814

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.7%
Alamos Gold, Inc., Class A	1,074,215	13,792,921
Osisko Gold Royalties Ltd.	789,718	10,542,735
Triple Flag Precious Metals Corp.	471,956	6,484,675
Total		30,820,331
Total Materials		77,672,133
Total Common Stocks (Cost $1,448,196,063)		1,681,012,544

Money Market Funds 5.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(e),(f)	100,351,767	100,321,662
Total Money Market Funds (Cost $100,304,139)		100,321,662
Total Investments in Securities (Cost: $1,548,500,202)		1,781,334,206
Other Assets & Liabilities, Net		(9,778,276)
Net Assets		1,771,555,930

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2023, the total value of these securities amounted to $12,299,215, which represents 0.69% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At August 31, 2023, the total market value of these securities amounted to $12,299,215, which represents 0.69% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Caris Life Sciences, Inc.	05/11/2021	2,777,778	22,520,810	8,972,223
DNA Script	10/01/2021	11,675	10,180,303	3,326,992
			32,701,113	12,299,215

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	13,473,261	1,049,461,280	(962,629,563)	16,684	100,321,662	17,603	2,916,731	100,351,767
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Growth Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	68,307,034	—	—	68,307,034
Consumer Discretionary	197,213,818	—	—	197,213,818
Consumer Staples	28,550,874	—	—	28,550,874
Energy	124,217,488	—	—	124,217,488
Financials	19,787,353	—	—	19,787,353
Health Care	354,151,264	—	12,299,215	366,450,479
Industrials	480,771,006	—	—	480,771,006
Information Technology	318,042,359	—	—	318,042,359
Materials	77,672,133	—	—	77,672,133
Total Common Stocks	1,668,713,329	—	12,299,215	1,681,012,544
Money Market Funds	100,321,662	—	—	100,321,662
Total Investments in Securities	1,769,034,991	—	12,299,215	1,781,334,206
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2023	11

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,448,196,063)	$1,681,012,544
Affiliated issuers (cost $100,304,139)	100,321,662
Receivable for:
Investments sold	4,460,001
Capital shares sold	2,909,058
Dividends	776,152
Foreign tax reclaims	2,478
Trustees’ fees	157,302
Expense reimbursement due from Investment Manager	249
Prepaid expenses	22,860
Total assets	1,789,662,306
Liabilities
Payable for:
Investments purchased	15,583,811
Capital shares redeemed	1,954,322
Management services fees	39,553
Distribution and/or service fees	3,396
Transfer agent fees	249,665
Trustees’ fees	203,065
Other expenses	72,564
Total liabilities	18,106,376
Net assets applicable to outstanding capital stock	$1,771,555,930
Represented by
Paid in capital	1,987,433,662
Total distributable earnings (loss)	(215,877,732)
Total - representing net assets applicable to outstanding capital stock	$1,771,555,930
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Growth Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
August 31, 2023
Class A
Net assets	$363,076,994
Shares outstanding	17,687,972
Net asset value per share	$20.53
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$21.78
Advisor Class
Net assets	$60,891,434
Shares outstanding	2,496,322
Net asset value per share	$24.39
Class C
Net assets	$28,937,711
Shares outstanding	1,991,427
Net asset value per share	$14.53
Institutional Class
Net assets	$876,678,490
Shares outstanding	38,752,633
Net asset value per share	$22.62
Institutional 2 Class
Net assets	$48,816,589
Shares outstanding	2,117,434
Net asset value per share	$23.05
Institutional 3 Class
Net assets	$385,265,343
Shares outstanding	16,431,974
Net asset value per share	$23.45
Class R
Net assets	$7,889,369
Shares outstanding	398,921
Net asset value per share	$19.78
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2023	13

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$5,197,866
Dividends — affiliated issuers	2,916,731
Interfund lending	1,684
Foreign taxes withheld	(14,103)
Total income	8,102,178
Expenses:
Management services fees	12,705,278
Distribution and/or service fees
Class A	842,831
Class C	268,188
Class R	35,696
Transfer agent fees
Class A	605,202
Advisor Class	103,579
Class C	48,140
Institutional Class	1,325,810
Institutional 2 Class	26,736
Institutional 3 Class	22,977
Class R	12,794
Trustees’ fees	44,728
Custodian fees	18,542
Printing and postage fees	138,005
Registration fees	195,127
Accounting services fees	30,090
Legal fees	32,037
Compensation of chief compliance officer	280
Other	49,398
Total expenses	16,505,438
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,883)
Expense reduction	(4,023)
Total net expenses	16,499,532
Net investment loss	(8,397,354)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(90,268,743)
Investments — affiliated issuers	17,603
Net realized loss	(90,251,140)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	339,361,414
Investments — affiliated issuers	16,684
Net change in unrealized appreciation (depreciation)	339,378,098
Net realized and unrealized gain	249,126,958
Net increase in net assets resulting from operations	$240,729,604
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Growth Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment loss	$(8,397,354)	$(19,984,208)
Net realized loss	(90,251,140)	(351,142,830)
Net change in unrealized appreciation (depreciation)	339,378,098	(892,663,748)
Net increase (decrease) in net assets resulting from operations	240,729,604	(1,263,790,786)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(57,492,433)
Advisor Class	—	(12,410,914)
Class C	—	(5,910,264)
Institutional Class	—	(136,485,916)
Institutional 2 Class	—	(17,426,341)
Institutional 3 Class	—	(45,889,170)
Class R	—	(1,203,822)
Total distributions to shareholders	—	(276,818,860)
Decrease in net assets from capital stock activity	(89,910,601)	(204,178,262)
Total increase (decrease) in net assets	150,819,003	(1,744,787,908)
Net assets at beginning of year	1,620,736,927	3,365,524,835
Net assets at end of year	$1,771,555,930	$1,620,736,927
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2023	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,232,451	22,509,300	2,473,026	56,656,316
Distributions reinvested	—	—	1,898,399	50,307,569
Shares redeemed	(3,414,251)	(61,392,155)	(4,844,423)	(110,340,811)
Net decrease	(2,181,800)	(38,882,855)	(472,998)	(3,376,926)
Advisor Class
Shares sold	453,224	9,882,759	600,209	16,430,183
Distributions reinvested	—	—	384,942	12,071,778
Shares redeemed	(1,016,655)	(21,563,984)	(2,747,685)	(77,859,742)
Net decrease	(563,431)	(11,681,225)	(1,762,534)	(49,357,781)
Class C
Shares sold	281,286	3,624,056	515,889	8,935,276
Distributions reinvested	—	—	294,340	5,595,396
Shares redeemed	(514,601)	(6,531,728)	(669,130)	(10,484,224)
Net increase (decrease)	(233,315)	(2,907,672)	141,099	4,046,448
Institutional Class
Shares sold	15,442,801	309,921,778	21,144,653	530,673,815
Distributions reinvested	—	—	3,767,302	109,553,154
Shares redeemed	(16,344,521)	(319,065,786)	(31,695,388)	(761,043,563)
Net decrease	(901,720)	(9,144,008)	(6,783,433)	(120,816,594)
Institutional 2 Class
Shares sold	222,828	4,684,183	275,940	6,876,592
Distributions reinvested	—	—	588,823	17,417,388
Shares redeemed	(894,824)	(17,762,474)	(4,642,383)	(118,704,973)
Net decrease	(671,996)	(13,078,291)	(3,777,620)	(94,410,993)
Institutional 3 Class
Shares sold	3,537,387	75,015,482	6,466,302	170,183,577
Distributions reinvested	—	—	1,434,744	43,114,069
Shares redeemed	(4,330,735)	(88,847,809)	(5,955,910)	(153,259,675)
Net increase (decrease)	(793,348)	(13,832,327)	1,945,136	60,037,971
Class R
Shares sold	84,916	1,508,186	87,559	1,903,952
Distributions reinvested	—	—	46,933	1,203,822
Shares redeemed	(106,597)	(1,892,409)	(154,475)	(3,408,161)
Net decrease	(21,681)	(384,223)	(19,983)	(300,387)
Total net decrease	(5,367,291)	(89,910,601)	(10,730,333)	(204,178,262)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Growth Fund | Annual Report 2023

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Columbia Small Cap Growth Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2023	$17.66	(0.14)	3.01	2.87	—	—
Year Ended 8/31/2022	$32.70	(0.25)	(11.90)	(12.15)	(2.89)	(2.89)
Year Ended 8/31/2021	$25.05	(0.31)	10.14	9.83	(2.18)	(2.18)
Year Ended 8/31/2020	$19.72	(0.18)	7.28	7.10	(1.77)	(1.77)
Year Ended 8/31/2019	$22.05	(0.15)	1.12	0.97	(3.30)	(3.30)
Advisor Class
Year Ended 8/31/2023	$20.93	(0.11)	3.57	3.46	—	—
Year Ended 8/31/2022	$38.14	(0.23)	(14.03)	(14.26)	(2.95)	(2.95)
Year Ended 8/31/2021	$28.90	(0.28)	11.76	11.48	(2.24)	(2.24)
Year Ended 8/31/2020	$22.48	(0.15)	8.38	8.23	(1.81)	(1.81)
Year Ended 8/31/2019	$24.61	(0.11)	1.33	1.22	(3.35)	(3.35)
Class C
Year Ended 8/31/2023	$12.59	(0.19)	2.13	1.94	—	—
Year Ended 8/31/2022	$24.22	(0.30)	(8.60)	(8.90)	(2.73)	(2.73)
Year Ended 8/31/2021	$19.01	(0.41)	7.63	7.22	(2.01)	(2.01)
Year Ended 8/31/2020	$15.34	(0.25)	5.54	5.29	(1.62)	(1.62)
Year Ended 8/31/2019	$17.93	(0.22)	0.78	0.56	(3.15)	(3.15)
Institutional Class
Year Ended 8/31/2023	$19.41	(0.10)	3.31	3.21	—	—
Year Ended 8/31/2022	$35.61	(0.21)	(13.04)	(13.25)	(2.95)	(2.95)
Year Ended 8/31/2021	$27.10	(0.26)	11.01	10.75	(2.24)	(2.24)
Year Ended 8/31/2020	$21.20	(0.14)	7.85	7.71	(1.81)	(1.81)
Year Ended 8/31/2019	$23.42	(0.11)	1.24	1.13	(3.35)	(3.35)
Institutional 2 Class
Year Ended 8/31/2023	$19.76	(0.08)	3.37	3.29	—	—
Year Ended 8/31/2022	$36.17	(0.20)	(13.24)	(13.44)	(2.97)	(2.97)
Year Ended 8/31/2021	$27.49	(0.24)	11.18	10.94	(2.26)	(2.26)
Year Ended 8/31/2020	$21.47	(0.13)	7.98	7.85	(1.83)	(1.83)
Year Ended 8/31/2019	$23.68	(0.09)	1.26	1.17	(3.38)	(3.38)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Growth Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2023	$20.53	16.25%	1.28%	1.28%(c)	(0.76%)	118%	$363,077
Year Ended 8/31/2022	$17.66	(40.10%)	1.24%(d)	1.24%(c),(d)	(1.07%)	56%	$350,816
Year Ended 8/31/2021	$32.70	40.63%	1.21%	1.21%(c)	(1.03%)	50%	$665,217
Year Ended 8/31/2020	$25.05	39.06%	1.29%(d),(e)	1.29%(c),(d),(e)	(0.89%)	76%	$414,360
Year Ended 8/31/2019	$19.72	7.76%	1.33%(d)	1.33%(d)	(0.79%)	113%	$265,473
Advisor Class
Year Ended 8/31/2023	$24.39	16.53%	1.03%	1.03%(c)	(0.51%)	118%	$60,891
Year Ended 8/31/2022	$20.93	(39.96%)	0.99%(d)	0.99%(c),(d)	(0.82%)	56%	$64,035
Year Ended 8/31/2021	$38.14	40.97%	0.96%	0.96%(c)	(0.80%)	50%	$183,909
Year Ended 8/31/2020	$28.90	39.42%	1.04%(d),(e)	1.04%(c),(d),(e)	(0.66%)	76%	$83,934
Year Ended 8/31/2019	$22.48	8.05%	1.07%(d)	1.07%(d)	(0.54%)	113%	$20,203
Class C
Year Ended 8/31/2023	$14.53	15.41%	2.03%	2.03%(c)	(1.51%)	118%	$28,938
Year Ended 8/31/2022	$12.59	(40.57%)	1.99%(d)	1.99%(c),(d)	(1.82%)	56%	$28,016
Year Ended 8/31/2021	$24.22	39.58%	1.96%	1.96%(c)	(1.79%)	50%	$50,471
Year Ended 8/31/2020	$19.01	38.03%	2.04%(d),(e)	2.04%(c),(d),(e)	(1.65%)	76%	$20,142
Year Ended 8/31/2019	$15.34	6.93%	2.08%(d)	2.08%(d)	(1.54%)	113%	$8,887
Institutional Class
Year Ended 8/31/2023	$22.62	16.54%	1.03%	1.03%(c)	(0.51%)	118%	$876,678
Year Ended 8/31/2022	$19.41	(39.96%)	0.99%(d)	0.99%(c),(d)	(0.82%)	56%	$769,677
Year Ended 8/31/2021	$35.61	41.00%	0.96%	0.96%(c)	(0.79%)	50%	$1,653,559
Year Ended 8/31/2020	$27.10	39.35%	1.04%(d),(e)	1.04%(c),(d),(e)	(0.65%)	76%	$773,636
Year Ended 8/31/2019	$21.20	8.08%	1.08%(d)	1.08%(d)	(0.54%)	113%	$283,781
Institutional 2 Class
Year Ended 8/31/2023	$23.05	16.65%	0.91%	0.91%	(0.39%)	118%	$48,817
Year Ended 8/31/2022	$19.76	(39.89%)	0.88%(d)	0.88%(d)	(0.72%)	56%	$55,108
Year Ended 8/31/2021	$36.17	41.11%	0.88%	0.88%	(0.72%)	50%	$237,521
Year Ended 8/31/2020	$27.49	39.50%	0.96%(d),(e)	0.96%(d),(e)	(0.58%)	76%	$104,108
Year Ended 8/31/2019	$21.47	8.16%	0.97%(d)	0.97%(d)	(0.45%)	113%	$26,190
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2023	$20.08	(0.07)	3.44	3.37	—	—
Year Ended 8/31/2022	$36.71	(0.17)	(13.48)	(13.65)	(2.98)	(2.98)
Year Ended 8/31/2021	$27.87	(0.23)	11.34	11.11	(2.27)	(2.27)
Year Ended 8/31/2020	$21.75	(0.12)	8.08	7.96	(1.84)	(1.84)
Year Ended 8/31/2019	$23.93	(0.08)	1.29	1.21	(3.39)	(3.39)
Class R
Year Ended 8/31/2023	$17.05	(0.18)	2.91	2.73	—	—
Year Ended 8/31/2022	$31.70	(0.30)	(11.51)	(11.81)	(2.84)	(2.84)
Year Ended 8/31/2021	$24.35	(0.38)	9.86	9.48	(2.13)	(2.13)
Year Ended 8/31/2020	$19.22	(0.23)	7.08	6.85	(1.72)	(1.72)
Year Ended 8/31/2019	$21.57	(0.19)	1.09	0.90	(3.25)	(3.25)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Growth Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2023	$23.45	16.78%	0.86%	0.86%	(0.34%)	118%	$385,265
Year Ended 8/31/2022	$20.08	(39.88%)	0.84%(d)	0.84%(d)	(0.66%)	56%	$345,912
Year Ended 8/31/2021	$36.71	41.18%	0.83%	0.83%	(0.67%)	50%	$560,880
Year Ended 8/31/2020	$27.87	39.55%	0.90%(d),(e)	0.90%(d),(e)	(0.52%)	76%	$163,142
Year Ended 8/31/2019	$21.75	8.26%	0.92%(d)	0.92%(d)	(0.38%)	113%	$66,685
Class R
Year Ended 8/31/2023	$19.78	16.01%	1.53%	1.53%(c)	(1.01%)	118%	$7,889
Year Ended 8/31/2022	$17.05	(40.26%)	1.49%(d)	1.49%(c),(d)	(1.32%)	56%	$7,173
Year Ended 8/31/2021	$31.70	40.27%	1.46%	1.46%(c)	(1.30%)	50%	$13,968
Year Ended 8/31/2020	$24.35	38.67%	1.54%(d),(e)	1.54%(c),(d),(e)	(1.16%)	76%	$4,674
Year Ended 8/31/2019	$19.22	7.53%	1.58%(d)	1.58%(d)	(1.03%)	113%	$1,511
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2023	21

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Columbia Small Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Small Cap Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Small Cap Growth Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
August 31, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
24	Columbia Small Cap Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.18
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $4,023.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Small Cap Growth Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
August 31, 2023
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	165,971
Class C	—	1.00(b)	1,496

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Voluntary expense cap effective April 1, 2023	Contractual expense cap January 1, 2023 through March 31, 2023	Contractual expense cap prior to January 1, 2023
Class A	1.28%	1.30%	1.30%
Advisor Class	1.03	1.05	1.05
Class C	2.03	2.05	2.05
Institutional Class	1.03	1.05	1.05
Institutional 2 Class	0.91	0.93	0.96
Institutional 3 Class	0.86	0.88	0.92
Class R	1.53	1.55	1.55
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia Small Cap Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, net operating loss reclassification and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
14,371,041	36,646	(14,407,687)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	88,786,002	188,032,858	276,818,860
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(440,117,055)	230,685,741
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,550,648,465	320,553,612	(89,867,871)	230,685,741
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(335,204,282)	(104,912,773)	(440,117,055)	—
Columbia Small Cap Growth Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
August 31, 2023
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2023, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2023.
Late year ordinary losses ($)	Post-October capital losses ($)
6,246,774	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,773,365,341 and $1,916,413,611, respectively, for the year ended August 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,028,571	4.63	7
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
28	Columbia Small Cap Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Small Cap Growth Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
August 31, 2023
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At August 31, 2023, affiliated shareholders of record owned 23.7% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30	Columbia Small Cap Growth Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Growth Fund | Annual Report 2023	31

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
32	Columbia Small Cap Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Columbia Small Cap Growth Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
34	Columbia Small Cap Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Small Cap Growth Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Small Cap Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Small Cap Growth Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Small Cap Growth Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Small Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Small Cap Growth Fund | Annual Report 2023	39

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the Fund’s portfolio management team) had been taken to help improve the Fund’s performance.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally, and the Investment Manager’s willingness to take steps intended to improve performance.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with
40	Columbia Small Cap Growth Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Small Cap Growth Fund | Annual Report 2023	41

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Columbia Small Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN226_08_N01_(10/23)

Annual Report
August 31, 2023
Multi-Manager Alternative Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Alternative Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Alternative Strategies Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation with an emphasis on absolute (positive) returns.
Portfolio management
AlphaSimplex Group, LLC
Alexander Healy, Ph.D.
Kathryn Kaminski, Ph.D., CAIA
Philippe Lüdi, Ph.D., CFA
John Perry, Ph.D.
Robert Rickard
Crabel Capital Management, LLC
Michael Pomada
Grant Jaffarian
Manulife Investment Management (US) LLC
Christopher Chapman, CFA
Thomas Goggins
Bradley Lutz, CFA
Kisoo Park
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann*
Bryan Whalen, CFA
Jerry Cudzil
Ruben Hovhannisyan, CFA
Steve Purdy
* Effective December 31, 2023, Laird Landmann will no longer serve as a portfolio manager for the Fund.
Average annual total returns (%) (for the period ended August 31, 2023)
	Inception	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	1.14	2.95	1.54
FTSE Three-Month U.S. Treasury Bill Index		4.44	1.68	1.07
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares through January 2, 2017. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2023)
Asset-Backed Securities — Non-Agency	3.0
Commercial Mortgage-Backed Securities - Agency	0.4
Commercial Mortgage-Backed Securities - Non-Agency	2.8
Common Stocks	0.0(a)
Convertible Bonds	0.8
Convertible Preferred Stocks	0.2
Corporate Bonds & Notes	18.7
Foreign Government Obligations	6.9
Inflation-Indexed Bonds	0.2
Money Market Funds(b)	46.1
Municipal Bonds	0.6
Preferred Debt	0.1
Residential Mortgage-Backed Securities - Agency	7.4
Residential Mortgage-Backed Securities - Non-Agency	9.0
Rights	0.1
Senior Loans	0.2
Treasury Bills	1.1
U.S. Treasury Obligations	2.4
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Derivative breakdown (%) (at August 31, 2023)(a)
	Asset	Liability	Net
Forward foreign currency exchange contracts	0.35	(0.39)	(0.04)
Long futures contracts	0.32	(0.11)	0.21
Short futures contracts	0.09	(0.36)	(0.27)
Swap contracts	—	(0.00)(b)	(0.00)(b)
(a) Forward foreign currency exchange contracts, futures contracts and swap contracts are based upon unrealized appreciation (depreciation) as a percentage of net assets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.
(b) Rounds to zero.

Multi-Manager Alternative Strategies Fund | Annual Report 2023	5

Manager Discussion of Fund Performance
(Unaudited)
The Fund is currently managed by four independent money management firms and each invests a portion of the portfolio’s assets. As of August 31, 2023, AlphaSimplex Group, LLC (AlphaSimplex), Crabel Capital Management, LLC (Crabel), Manulife Investment Management (US) LLC (Manulife) and TCW Investment Management Company, LLC (TCW) managed approximately 15%, 15%, 30%, and 40% of the portfolio, respectively. Water Island Capital,LLC (Water Island) managed a portion of the Fund’s assets during the reporting period, but was terminated as a subadviser to the Fund, effective August 25, 2023.
For the 12-month period that ended August 31, 2023, Institutional Class shares of Multi-Manager Alternative Strategies Fund returned 1.14%. The Fund’s benchmark, the FTSE Three-Month U.S. Treasury Bill Index, returned 4.44%.
Market overview
During the period of September 2022 through August 2023, inflation was the strongest theme in global markets. Although core inflation was persistent over the period, markets cycled between periods of risk-on and risk-off sentiment, leading to corrections in various markets.
The U.S. Federal Reserve (Fed) initiated its aggressive tightening measures in March 2022.  Over the 12-month period that ended August 31, 2023, volatility mounted as the Fed took the federal funds target rate from 2.5% to 5.5%.  Momentum early in the period gave way to a more measured pace (25 basis points (bps) at each meeting in 2023 through August, with the exception of a pause in June). Policy tightening continued even as the global banking system became enveloped in volatility in March 2023 with three U.S. banks and one European bank collapsing.  This persistence, not only by the Fed, but by central banks globally, was driven by massive inflation, and was given cover by resilient employment and economic growth.  Data later in the period, however, revealed cracks in the ongoing narratives of a robust labor market and consumer resilience, dispelling the growing notion of a “soft landing”.
In this environment, bond yields generally moved higher globally, putting downward pressure on bond prices. Short-term yields rose the most, reflecting interest rate hikes and resulting in a deeper inversion of the yield curve (where short-term bond yields are higher than long-term bond yields). Performance was mixed, with government bonds in the U.S. and eurozone along with mortgage-backed securities (MBS) declining the most, while risk assets such as high-yield corporates and equities, held up best.
While returns for the broader credit market were generally unimpressive, equities nonetheless seemed to deliver strong gains in the first half of 2023. Upon closer inspection, it appeared much of the performance was generated by a handful of mega-cap heavy hitters, and it was accompanied by a healthy dose of volatility along the way.
In this environment, the landscape for event-driven investing has also faced heightened volatility. Antitrust regulators around the globe have attempted to block several large mergers and acquisitions transactions, in turn driving correlated volatility in deal spreads throughout the investment universe.
AlphaSimplex
Our portion of the Fund is compared to the SG Trend Index, which underperformed over the 12-month period that ended August 31, 2023. Our strategy is designed to emphasize absolute risk and return and, as such, is not managed relative to a benchmark. The SG Trend Index, which reflects a peer group of diversified, primarily trend-following investment managers, may be used as a benchmark for performance analysis. The strategy’s emphasis on liquidity and its active approach to risk management may frequently cause the portfolio’s performance to diverge from that of the SG Trend Index.
Notable detractors in our portion of the Fund during the period
•	Losses in our portion of the Fund were driven by commodities during the period, with additional losses in fixed income and currencies.
•	In commodities, energies drove losses, as prices in these assets whipsawed over the year.
•	Precious metals, especially silver, also led to losses.
•	Fixed-income losses came primarily from international developed markets, especially Australian and Canadian bonds.
•	Currencies losses came primarily from international developed market currencies.
6	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Within equities, short positions detracted from performance over the period.
•	At the model level, the basic multi-trend models detracted from performance.
•	The top detractors from performance over the period were silver, Brent crude oil and crude oil.
Notable contributors in our portion of the Fund during the period
•	During the reporting period, equities contributed some small gains.
•	Short positions in short-term rates markets also contributed positively, as did long positions in emerging market currencies (especially the Mexican peso).
•	Within equities, gains from some long positions, especially the NASDAQ 100 and Japanese equities, outweighed losses from short positions.
•	At the model level, the adaptive trend and short-horizon approaches contributed positively. Increasing short-term rates continue to increase the contribution of the cash portion of the portfolio.
•	The top individual contributors to performance in our portion of the Fund over the period were the Mexican Peso, sugar and the NASDAQ 100.
Crabel
Our portion of the Fund is compared to the SG Trend Index, which outperformed over the 12-month period that ended August 31, 2023.
Notable detractors in our portion of the Fund during the period
•	The commodities sector was the strongest detractor from performance in our portion of the Fund during the period.
○	Some of the largest commodity markets, including gold, crude oil, soybeans, corn, gasoline, heating oil and copper, were all very challenging, driven by market behavior such as sharp market reversals and tape-driven moves, sometimes in line with, but often against, market fundamentals. The continued war in Ukraine, along with inflationary concerns, fueled uncertainty and inconsistent market directionality in commodities.
•	Having a modestly faster (less long-term) strategy composition detracted within our portion of the Fund. With key trends such as rising yields continuing, efforts to fade the long-term move with shorter term strategies proved difficult.
•	Less exposure to the fixed-income sector, relative to the SG Trend Index, weighed on relative results, as the fixed-income sector proved the most rewarding sector during the period.
Notable contributors in our portion of the Fund during the period
•	The best performing sector for our portion of the Fund during the period was the fixed-income sector.
○	Good returns within fixed income were a function of steadily rising yields globally. While the 30-year U.S. Treasury Bond proved the most valuable individual market, the Long Gilt and German Schatz were also among the best performing markets, suggesting that the benefits of geographical diversification were useful during the period.
•	The design of our portion of the Fund enables us to respond quickly to adverse sharp market movements. As an example, quick risk mitigating strategy design helped in March 2023, attention to smaller foreign exchange markets added performance, and position modifying logic, most impactfully synthetic market construction and trading, boosted returns.
•	Diversification, particularly across the fixed-income sector and non-G7 currency pairs, among other markets, aided performance. Further, diversification across approximately 200 markets in our portion of the Fund is likely higher than that of the benchmark, which further contributed to performance during the period.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Manulife
Our portion of the Fund outperformed the Bloomberg Multiverse Index, the benchmark against which our performance is compared.
Notable contributors in our portion of the Fund during the period
•	The largest contributor to relative performance was our shorter duration profile across developed market economies, particularly in the U.S. and eurozone, where interest rates rose sharply higher over the period.
•	Relative to the Bloomberg Multiverse Index, our portion of the Fund benefited from overweight positions in high-yield corporate, non-agency MBS, equities, and hard currency emerging market credit allocations.
•	From a security selection perspective, positioning within investment-grade corporates and commercial mortgage-backed securities (CMBS), favoring warehouse/cold storage space and medical research facilities, were the primary contributors.
•	From a foreign exchange and currency management perspective, underweight exposure to the Japanese yen and Chinese renminbi were the largest contributors.
•	From a local rate and country allocation perspective, the top contributors were relative underweights to the United Kingdom, where a combination of rising inflation and diminishing growth hurt, and overweight local positions in Indonesia and Malaysia that benefited from continued global growth.
Notable detractors in our portion of the Fund during the period
•	The largest detractors to relative performance were from an exposure to convertible bonds combined with an overweight to CMBS and asset-backed securities (ABS).
•	From a security selection perspective, negative performance came from positioning within our hard currency emerging market credit and agency MBS allocations.
•	Lastly, from a currency standpoint, underweight exposure to the euro served as a material detractor as it appreciated relative to the U.S. dollar.
•	From a local rate and country allocation perspective, top detractors were our underweight to China and Japan, where monetary policy remained accommodative, along with our overweight to the domestic U.S. market, where yields moved sharply high during the period.
TCW
Our portion of the Fund underperformed the FTSE Three-Month U.S. Treasury Bill Index during the period.
Notable detractors in our portion of the Fund during the period
•	Detracting from both absolute and relative performance was the portfolio’s duration position, which remained longer than the Index throughout the period while also extending as Treasury yields continued to rise. Given both the magnitude and pace of the Fed’s hiking cycle, this duration positioning was the largest headwind to returns.
•	Exposure to agency MBS also weighed on returns, given the sector’s underperformance during the period relative to Treasuries and corporates. Our portion of the portfolio took advantage of historically attractive valuations to increase the allocation throughout the period, which despite producing a near term headwind, bodes well for prospective returns, especially in a recessionary environment and flight to quality, credit-risk free assets.
Notable contributors in our portion of the Fund during the period
•	The largest contributor to portfolio performance was the exposure to corporate credit, given the significant amount of yield spread tightening among corporates (both investment grade and high yield), and resultant outperformance relative to comparable U.S. Treasuries during the period. Despite a modest trimming of the position in recent months in line with a value-oriented discipline, exposure to this high-performing asset class drove positive returns during the period.
8	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	An emphasis on more defensive sectors, including communications and non-cyclicals, was positive, as these sectors outperformed the broader corporate universe. Issue selection among these sectors was also favorable, including in pharmaceuticals, food/beverage and wireless names.
•	Driving contributions from an issue selection standpoint, however, was banking holdings, owing to a combination of outperformance from senior bonds of U.S. global systemically important banks (G-SIBs) amid volatility in March 2023, and relative value trading in names that experienced outsized volatility, whereby positions that were built at substantial discounts quickly appreciated to trade at a premium.
Water Island Capital
We managed a portion of the Fund’s assets from the start of the reporting period through August 25, 2023. During that time period, our portion of the Fund underperformed the Fund’s benchmark, the FTSE Three-Month US Treasury Bill Index.
As an absolute return strategy, our goal for our sleeve of the fund was to generate a level of positive return above the risk-free rate regardless of market conditions. Our sleeve’s underperformance relative to the risk-free benchmark during the period under review can primarily be attributed to event selection, as the portfolio experienced an increased number of broken deals during the period, as well as heightened volatility in deals undergoing protracted regulatory reviews, which weighed on the positive contributions of successes the portfolio realized elsewhere.
Notable detractors in our portion of the Fund during the period
•	On a sector basis, the worst performers in our portion of the Fund were the financials, information technology and consumer discretionary sectors.
•	The top detractor for our portion of the Fund was our position in the failed acquisition of First Horizon Corp by Toronto-Dominion Bank (TD). Eventually, in May 2023, First Horizon and TD mutually agreed to terminate the merger due to uncertainty as to when the deal might gain the lagging regulatory approvals, driving First Horizon shares even lower.
•	Other top detractors included the failed acquisition of Tegna by Standard General and the failed acquisition of Rogers by DuPont. Tegna is a US broadcast television company which agreed to be acquired by investment firm Standard General. The U.S. Federal Communications Commission (“FCC”) designated the deal for a judicial review based on concerns it could raise prices for consumers. Such hearings are notoriously lengthy and have historically led deals to collapse. Standard General attempted to push a faster timeline in the courts because it feared that when the deal’s termination date arrived, should they attempt to extend the timeline, they would not be able to secure financing at rates comparable to when the deal was originally announced. After Standard General exhausted all appeals and was unsuccessful, the companies agreed to terminate the merger.
•	The Rogers transaction experienced an extended regulatory review at the State Administration for Market Regulation (SAMR) in China. In November 2022, when the deal’s termination date was reached with SAMR approval still outstanding, in a move that caught many arbitrageurs by surprise, DuPont opted to walk away rather than agree to extend the timeline. Speculation around DuPont’s reasons for walking away and year-end tax-loss harvesting drove event-driven investors to exit their positions en masse, which exacerbated the price reaction of Rogers shares, leading them to trade at depressed levels.
Notable contributors in our portion of the Fund during the period
•	During the period under review, both of the portfolio’s sub-strategy sleeves – merger arbitrage and credit opportunities – generated positive returns, though the merger arbitrage sleeve comprised the bulk of the portfolio for the period and was thus responsible for most of the performance in our portion of the Fund.
•	Cash holdings in our portion of the Fund also contributed positively to performance over the period.
•	The top performing sectors were communication services, industrials and health care, each driven primarily by the successful completion of idiosyncratic merger arbitrage investments in deals within those sectors.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	9

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The portfolio’s top performing investment overall was the Activision/Microsoft deal. This deal was struck in January 2022, when Microsoft reached an agreement to acquire video game developer Activision Blizzard for $75.1 billion in cash.
•	Other top contributors included the acquisition of X (formerly known as Twitter) by Elon Musk and the acquisition of Change Healthcare by UnitedHealth Group. Both of these deals encountered stumbling blocks that led to spread volatility on their paths to completion.
Derivatives usage in the Fund
Each of the subadvisors employs derivative instruments in order to pursue their respective investment objectives. Taken on a stand-alone basis, the usage of these derivatives had a negative impact on overall Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may under perform other funds that do not consider the social impact. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,008.80	1,018.40	6.84	6.87	1.35
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates, and to group retirement plan recordkeeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan recordkeeper to offer and/or service Institutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment manager or consultant to the recordkeeper’s group retirement plan platform. The Fund does not currently offer Institutional 3 Class shares. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	11

Consolidated Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO Ltd.(a),(b)
Series 2020-11A Class AR
3-month Term SOFR + 1.392% Floor 1.130% 10/17/2034	6.700%	400,000	397,328
Aligned Data Centers Issuer LLC(a)
Series 2021-1A Class A2
08/15/2046	1.937%	388,000	340,461
Allegro CLO XII Ltd.(a),(b)
Series 2020-1A Class B
3-month Term SOFR + 1.962% Floor 1.700% 01/21/2032	7.295%	250,000	246,185
AMMC CLO Ltd.(a),(b)
Series 2016-18A Class BR
3-month Term SOFR + 1.862% Floor 1.600% 05/26/2031	7.250%	250,000	246,165
Series 2021-24A Class B
3-month Term SOFR + 2.012% Floor 1.750% 01/20/2035	7.338%	350,000	344,998
BlueMountain Fuji US CLO I Ltd.(a),(b)
Series 2017-1A Class BR
3-month Term SOFR + 1.762% Floor 1.500% 07/20/2029	7.088%	375,000	367,980
Conseco Finance Corp.(c)
Series 2096-9 Class M1
08/15/2027	7.630%	59,498	59,316
Conseco Finance Securitizations Corp.(b)
Series 2001-4 Class M1
1-month Term SOFR + 1.864% Floor 1.750%, Cap 15.000% 09/01/2033	7.183%	341,121	334,118
DataBank Issuer LLC(a)
Series 2023-1 Class A2
02/25/2053	5.116%	130,000	122,390
DB Master Finance LLC(a)
Series 2019-1A Class A2II
05/20/2049	4.021%	182,400	168,247
Dryden CLO Ltd.(a),(b)
Series 2020-85A Class AR
3-month Term SOFR + 1.412% Floor 1.150% 10/15/2035	6.720%	800,000	792,613
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden Senior Loan Fund(a),(b)
Series 2013-30A Class AR
3-month Term SOFR + 1.082% Floor 0.820% 11/15/2028	6.446%	164,677	164,029
Golub Capital Partners CLO 54M LP(a),(b)
Series 2021-54A Class A
3-month Term SOFR + 1.792% Floor 1.530% 08/05/2033	7.162%	450,000	438,479
J.G. Wentworth XXXVII LLC(a)
Subordinated Series 2016-1A Class B
06/17/2069	5.190%	670,693	595,535
JG Wentworth XXII LLC(a)
Series 2010-3A Class A
12/15/2048	3.820%	225,201	221,984
LAD Auto Receivables Trust(a)
Subordinated Series 2023-2A Class D
02/15/2031	6.300%	550,000	539,206
Lehman XS Trust(b)
Series 2006-19 Class A3
1-month Term SOFR + 0.614% Floor 0.250% 12/25/2036	5.929%	694,246	618,946
MVW Owner Trust(a)
Series 2018-1A Class A
01/21/2036	3.450%	20,579	20,083
Navient Student Loan Trust(b)
Series 2014-1 Class A3
30-day Average SOFR + 0.624% Floor 0.510% 06/25/2031	5.912%	305,896	295,147
OCCU Auto Receivables Trust(a)
Series 2022-1 Class A3
10/15/2027	5.500%	150,000	149,670
OCP CLO Ltd.(a),(b)
Series 2021-21A Class B
3-month Term SOFR + 1.962% Floor 1.700% 07/20/2034	7.288%	300,000	294,817
OHA Credit Funding Ltd.(a),(b)
Series 2020-7A Class AR
3-month USD LIBOR + 1.300% Floor 1.300% 02/24/2037	6.620%	475,000	471,094
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2021-1A Class A2
3-month Term SOFR + 2.012% Floor 1.750% 01/20/2034	7.338%	250,000	245,394
Rockford Tower CLO Ltd.(a),(b)
Series 2021-1A Class B
3-month Term SOFR + 1.912% Floor 1.650% 07/20/2034	7.238%	448,279	438,493
Sabey Data Center Issuer LLC(a)
Series 2020-1 Class A2
04/20/2045	3.812%	470,000	447,803
Saxon Asset Securities Trust(b)
Series 2007-2 Class A2D
1-month Term SOFR + 0.414% Floor 0.300% 05/25/2047	6.029%	567,872	397,374
SLM Student Loan Trust(b)
Series 2008-2 Class B
90-day Average SOFR + 1.462% Floor 1.200% 01/25/2083	6.455%	740,000	702,484
Series 2008-4 Class A4
90-day Average SOFR + 1.912% Floor 1.650% 07/25/2026	6.966%	226,525	226,521
Series 2008-7 Class B
90-day Average SOFR + 2.112% Floor 1.850% 07/26/2083	7.105%	500,000	459,213
Series 2012-1 Class A3
30-day Average SOFR + 1.064% Floor 0.950% 09/25/2028	6.352%	337,262	327,466
Subordinated Series 2004-10 Class B
90-day Average SOFR + 0.632% Floor 0.370% 01/25/2040	5.625%	293,932	269,968
Subordinated Series 2012-7 Class B
30-day Average SOFR + 1.914% Floor 1.800% 09/25/2043	7.202%	550,000	510,271
Taco Bell Funding LLC(a)
Series 2016-1A Class A23
05/25/2046	4.970%	525,000	506,185
TAL Advantage VII LLC(a)
Series 2020-1A Class A
09/20/2045	2.050%	319,125	281,977
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Textainer Marine Containers VII Ltd.(a)
Series 2021-2A Class A
04/20/2046	2.230%	630,333	540,695
Textainer Marine Containers VIII Ltd.(a)
Series 2020-2A Class A
09/20/2045	2.100%	222,661	195,054
Series 2020-3A Class A
09/20/2045	2.110%	264,450	228,194
Tif Funding II LLC(a)
Series 2020-1A Class A
08/20/2045	2.090%	168,300	146,920
T-Mobile US Trust(a)
Series 2022-1A Class A
05/22/2028	4.910%	180,000	178,469
Vantage Data Centers LLC(a)
Series 2020-1A Class A2
09/15/2045	1.645%	395,000	357,109
Total Asset-Backed Securities — Non-Agency (Cost $14,104,163)			13,688,381

Commercial Mortgage-Backed Securities - Agency 0.4%

Federal Home Loan Mortgage Corp. Multifamily Pass-Through REMIC Trust(c),(d)
Series 2019-P002 Class X
07/25/2033	1.138%	705,000	54,786
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K057 Class X1
07/25/2026	1.298%	3,669,566	96,743
Series 2018-K732 Class X3
05/25/2046	2.245%	1,350,000	51,098
Series K035 Class X3
12/25/2041	2.037%	336,973	161
Series K039 Class X3 (FHLMC)
08/25/2042	2.178%	1,520,000	38,973
Series K043 Class X3
02/25/2043	1.690%	3,951,044	82,703
Series K051 Class X3
10/25/2043	1.668%	2,100,000	65,564
Series K060 Class X3
12/25/2044	1.963%	1,350,000	72,366
Series K0728 Class X3
11/25/2045	2.019%	1,975,000	40,086
Series KC07 Class X1
09/25/2026	0.839%	3,875,592	55,927
Series KL05 Class X1HG
12/25/2027	1.368%	2,400,000	107,567
Series KLU3 Class X1
01/25/2031	2.078%	1,590,160	159,419

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	13

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series KS06 Class X
08/25/2026	1.169%	2,606,093	50,996
Series Q004 Class XFL
05/25/2044	0.000%	1,390,069	42,408
Federal National Mortgage Association(c),(d)
Series 2016-M11B Class X2
07/25/2039	3.093%	440,147	7,391
Series 2016-M4 Class X2
01/25/2039	2.697%	328,945	4,470
Series 2019-M29 Class X4
03/25/2029	0.700%	4,300,000	122,717
Freddie Mac Multifamily Structured Pass-Through Certificates(c),(d)
Series K096 Class X3 (FHLMC)
07/25/2029	2.112%	3,390,000	319,270
FREMF Mortgage Trust(a),(b)
Subordinated Series 2019-KF71 Class B
1-month USD LIBOR + 2.300% Floor 2.300% 10/25/2029	7.516%	291,363	265,099
Government National Mortgage Association(c),(d)
CMO Series 2014-103 Class IO
05/16/2055	0.192%	1,053,186	6,846
Series 2012-4 Class IO
05/16/2052	0.000%	1,727,807	17
Total Commercial Mortgage-Backed Securities - Agency (Cost $2,160,434)			1,644,607

Commercial Mortgage-Backed Securities - Non-Agency 2.9%

225 Liberty Street Trust(a),(c),(d)
Series 2016-225L Class X
02/10/2036	1.030%	5,000,000	89,903
AREIT Trust(a),(b)
Subordinated Series 2019-CRE3 Class AS
1-month Term SOFR + 1.414% Floor 1.300% 09/14/2036	6.727%	397,085	389,273
BAMLL Commercial Mortgage Securities Trust(a),(c)
Series 2018-PARK Class A
08/10/2038	4.227%	95,000	84,464
BDS Ltd.(a),(b)
Series 2021-FL8 Class A
1-month Term SOFR + 1.034% Floor 0.920% 01/18/2036	6.346%	304,982	302,130
BFLD Trust(a),(b)
Series 2020-EYP Class A
1-month Term SOFR + 1.264% Floor 1.150% 10/15/2035	6.575%	480,000	403,276
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-FPM Class A
1-month Term SOFR + 1.714% Floor 1.600% 06/15/2038	7.025%	288,000	274,912
BOCA Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-BOCA Class B
1-month Term SOFR + 2.319% Floor 2.319% 05/15/2039	7.630%	100,000	98,314
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class A
1-month Term SOFR + 1.034% Floor 0.920% 10/15/2036	6.345%	363,221	362,315
Series 2021-CIP Class A
1-month Term SOFR + 1.035% Floor 0.921% 12/15/2038	6.346%	115,000	112,619
Series 2021-VOLT Class A
1-month Term SOFR + 0.814% Floor 0.700% 09/15/2036	6.125%	125,000	121,627
Subordinated CMO Series 2021-VOLT Class F
1-month Term SOFR + 2.514% Floor 2.400% 09/15/2036	7.825%	245,000	229,629
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	225,000	193,243
Series 2022-CLS Class A
10/13/2027	5.760%	150,000	137,980
BX Trust(a),(b)
Series 2022-GPA Class A
1-month Term SOFR + 2.165% Floor 2.165% 10/15/2039	7.476%	195,000	195,000
Subordinated Series 2021-LBA Class EJV
1-month USD LIBOR + 2.000% Floor 2.000% 02/15/2036	7.336%	240,000	226,688
Subordinated Series 2022-GPA Class B
1-month Term SOFR + 2.664% Floor 2.664% 10/15/2039	7.975%	120,000	119,925
Subordinated Series 2022-GPA Class D
1-month Term SOFR + 4.061% Floor 4.061% 10/15/2039	9.372%	80,000	79,650

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CAMB Commercial Mortgage Trust(a),(b)
Series 2019-LIFE Class A
1-month Term SOFR + 1.184% Floor 1.070% 12/15/2037	6.495%	200,000	199,001
Citigroup Commercial Mortgage Trust(c),(d)
Series 2016-P3 Class XA
04/15/2049	1.817%	8,922,452	246,311
Citigroup Commercial Mortgage Trust(a),(c)
Series 2023-SMRT Class A
06/10/2028	6.015%	135,000	133,900
COMM Mortgage Trust(a),(c),(d)
Series 2020-CBM Class XCP
02/10/2037	0.722%	3,134,666	21,204
Series 2020-SBX Class X
01/10/2038	0.662%	11,501,000	131,854
Commercial Mortgage Pass-Through Certificates(c),(d)
Series 2012-CR3 Class XA
10/15/2045	1.373%	12,995	0
Commercial Mortgage Trust(c),(d)
Series 2012-CR4 Class XA
10/15/2045	1.289%	672,394	7
Series 2014-UBS2 Class XA
03/10/2047	1.195%	3,292,293	2,779
CoreVest American Finance Trust(a),(c),(d)
Series 2019-1 Class XA
03/15/2052	2.454%	76,093	544
Series 2019-3 Class XA
10/15/2052	2.197%	167,823	4,414
Series 2020-1 Class XA
03/15/2050	2.733%	554,492	32,393
CoreVest American Finance Trust(a)
Series 2020-1 Class A2
03/15/2050	2.296%	265,000	233,399
Credit Suisse Mortgage Capital Certificates(a),(b)
Series 2019-ICE4 Class A
1-month Term SOFR + 1.027% Floor 0.980% 05/15/2036	6.338%	214,466	214,221
CSAIL Commercial Mortgage Trust(c),(d)
Series 2015-C3 Class XA
08/15/2048	0.811%	8,753,441	81,591
CSMC Trust(a),(c),(d)
Series 2021-980M Class X
07/15/2031	1.109%	6,982,000	172,927
CSMC Trust(a),(c)
Subordinated Series 2021-B33 Class B
10/10/2043	3.766%	423,000	294,012
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Del Amo Fashion Center Trust(a),(c)
Subordinated Series 2017-AMO Class C
06/05/2035	3.757%	420,000	329,593
DROP Mortgage Trust(a),(b)
Subordinated Series 2021-FILE Class B
1-month USD LIBOR + 1.700% Floor 1.700% 10/15/2043	7.125%	400,000	347,471
FirstKey Homes Trust(a)
Series 2020-SFR2 Class A
10/19/2037	1.266%	216,507	197,216
Fontainebleau Miami Beach Trust(a)
Subordinated Series 2019-FBLU Class B
12/10/2036	3.447%	435,810	416,279
Fontainebleau Miami Beach Trust(a),(c)
Subordinated Series 2019-FBLU Class E
12/10/2036	4.095%	310,000	292,285
Grace Trust(a)
Subordinated Series 2020-GRCE Class B
12/10/2040	2.600%	500,000	386,874
GS Mortgage Securities Trust(a),(c),(d)
Series 2020-UPTN Class XA
02/10/2037	0.446%	1,750,000	7,094
Home Partners of America Trust(a)
Series 2019-1 Class B
09/17/2039	3.157%	78,989	72,214
Hudson Yards Mortgage Trust(a),(c)
Series 2019-55HY Class F
12/10/2041	3.041%	85,000	59,263
INTOWN Mortgage Trust(a),(b)
Subordinated Series 2022-STAY Class B
1-month Term SOFR + 3.286% Floor 3.286% 08/15/2037	8.596%	150,000	149,924
JPMBB Commercial Mortgage Securities Trust(c),(d)
Series 2014-C21 Class XA
08/15/2047	1.090%	814,827	3,366
Series 2014-C23 Class XA
09/15/2047	0.737%	2,480,247	9,957
Series 2014-C26 Class XA
01/15/2048	1.066%	4,783,042	35,417
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	375,000	322,669
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2022-NLP Class H
1-month Term SOFR + 5.010% Floor 5.010% 04/15/2037	10.320%	224,544	195,520

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	15

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Mortgage Trust(a),(b)
Series 2022-BMR2 Class A1
1-month Term SOFR + 1.295% Floor 1.295% 05/15/2039	6.606%	385,000	378,265
Series 2022-BMR2 Class B
1-month Term SOFR + 1.794% Floor 1.794% 05/15/2039	7.104%	270,000	264,181
Series 2022-BMR2 Class D
1-month Term SOFR + 2.542% Floor 2.542% 05/15/2039	7.852%	215,000	205,128
Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)
Series 2015-C26 Class XA
10/15/2048	1.110%	8,945,943	100,047
Series 2016-C31 Class XA
11/15/2049	1.409%	2,094,011	62,581
Morgan Stanley Capital I Trust(a),(c)
Series 2018-MP Class A
07/11/2040	4.276%	315,000	256,721
MSCG Trust(a),(b)
Subordinated Series 2018-SELF Class E
1-month Term SOFR + 2.197% Floor 2.150% 10/15/2037	7.508%	342,702	334,936
Natixis Commercial Mortgage Securities Trust(a),(c),(d)
Series 2020-2PAC Class XA
12/15/2038	1.540%	937,398	13,019
Series 2020-2PAC Class XB
12/15/2038	1.102%	2,665,000	25,965
Natixis Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2018-ALXA Class E
01/15/2043	4.460%	60,000	41,705
Progress Residential Trust(a)
Subordinated Series 2021-SFR9 Class E1
11/17/2040	2.811%	910,000	734,802
SCOTT Trust(a)
Subordinated Series 2023-SFS Class AS
03/15/2040	6.204%	100,000	97,076
SFAVE Commercial Mortgage Securities Trust(a),(c)
Series 2015-5AVE Class A2A
01/05/2043	3.659%	425,000	298,608
Series 2015-5AVE Class A2B
01/05/2043	4.144%	35,000	23,743
Subordinated Series 2015-5AVE Class C
01/05/2043	4.534%	345,000	199,001
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SMRT Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-MINI Class E
1-month Term SOFR + 2.700% Floor 2.700% 01/15/2039	8.011%	350,000	328,929
STWD FL1 Ltd.(a),(b)
Series 2019 Class AS
1-month Term SOFR + 1.514% Floor 1.400% 07/15/2038	6.828%	398,000	380,150
Tricon American Homes Trust(a)
Subordinated Series 2017-SFR2 Class E
01/17/2036	4.216%	375,000	370,831
VMC Finance LLC(a),(b)
Series 2021-FL4 Class B
1-month Term SOFR + 1.914% Floor 1.800% 06/18/2036	7.227%	299,000	277,106
Wells Fargo Commercial Mortgage Trust(a),(c)
Subordinated Series 2019-JDWR Class D
09/15/2031	3.437%	425,000	380,384
WF-RBS Commercial Mortgage Trust(c),(d)
Series 2014-C24 Class XA
11/15/2047	0.982%	2,339,447	14,301
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $14,102,361)			12,802,126

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services —%
Media —%
Intelsat Jackson Holdings SA(e),(f),(g)	362,000	0
Intelsat Jackson Holdings SA(e),(f),(g)	248,000	0
Intelsat Jackson Series A, CVR(e),(f),(g)	612	—
Intelsat Jackson Series B, CVR(e),(f),(g)	612	—
Total		0
Total Communication Services		0
Financials 0.0%
Financial Services 0.0%
Intelsat Emergence SA(f)	5,865	132,256
Total Financials		132,256
Total Common Stocks (Cost $199,371)		132,256

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Convertible Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
Air Canada
07/01/2025	4.000%	110,000	140,781
American Airlines Group, Inc.
07/01/2025	6.500%	375,000	427,500
Southwest Airlines Co.
05/01/2025	1.250%	300,000	314,700
Total			882,981
Cable and Satellite 0.1%
Liberty Broadband Corp.(a)
03/31/2053	3.125%	505,000	528,987
Liberty Media Corp.(a)
12/01/2050	0.500%	105,000	112,676
Total			641,663
Consumer Cyclical Services 0.1%
Uber Technologies, Inc.(h)
12/15/2025	0.000%	280,000	262,093
Electric 0.1%
CenterPoint Energy, Inc.(a)
08/15/2026	4.250%	300,000	296,700
Emera, Inc.(i)
Junior Subordinated
06/15/2076	6.750%	355,000	342,928
Total			639,628
Leisure 0.1%
Carnival Corp.(a)
12/01/2027	5.750%	280,000	411,997
Lodging 0.0%
Marriott Vacations Worldwide Corp.(a)
12/15/2027	3.250%	185,000	166,130
Other Utility 0.1%
American Water Capital Corp.(a)
06/15/2026	3.625%	275,000	273,790
Retailers 0.1%
Burlington Stores, Inc.
04/15/2025	2.250%	225,000	233,859
Total Convertible Bonds (Cost $3,397,314)			3,512,141
Convertible Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Utilities 0.2%
Electric Utilities 0.1%
NextEra Energy, Inc.	6.926%	12,900	542,703
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	6.375%	4,500	319,815
Total Utilities			862,518
Total Convertible Preferred Stocks (Cost $1,057,183)			862,518

Corporate Bonds & Notes(j) 19.3%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
ABS Other 0.1%
American Tower Trust #1(a)
03/15/2028	5.490%		210,000	209,492
SBA Tower Trust(a)
01/15/2028	6.599%		240,000	242,460
Total				451,952
Aerospace & Defense 0.3%
Airbus SE(a)
06/09/2030	1.625%	EUR	100,000	95,322
Boeing Co. (The)
02/04/2024	1.433%		300,000	294,209
05/01/2030	5.150%		675,000	663,913
05/01/2050	5.805%		160,000	155,723
TransDigm, Inc.(a)
08/15/2028	6.750%		225,000	226,048
Total				1,435,215
Airlines 0.5%
American Airlines Pass-Through Trust
Series 2016-2 Class AA
06/15/2028	3.200%		174,250	157,722
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%		197,083	193,419
04/20/2029	5.750%		280,000	267,636
Delta Air Lines Pass-Through Trust
06/10/2028	2.500%		87,471	76,673
Delta Air Lines, Inc.
10/28/2024	2.900%		105,000	101,744
01/15/2026	7.375%		80,000	82,348
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%		874,000	838,839
JetBlue Pass-Through Trust
Series 2020-1 Class A
11/15/2032	4.000%		334,563	306,755

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	17

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Singapore Airlines Ltd.(a)
01/19/2029	3.375%		200,000	183,925
Total				2,209,061
Apartment REIT 0.1%
American Homes 4 Rent LP
04/15/2052	4.300%		215,000	165,747
Invitation Homes Operating Partnership LP
01/15/2034	2.700%		190,000	144,663
Total				310,410
Automotive 0.3%
Allison Transmission. Inc.(a)
01/30/2031	3.750%		100,000	83,644
BMW Finance NV(a)
11/14/2024	1.000%	EUR	75,000	78,745
Ford Motor Co.
02/12/2032	3.250%		130,000	101,447
Ford Motor Credit Co. LLC
06/14/2024	2.748%	GBP	100,000	121,903
08/01/2026	4.542%		200,000	188,530
05/28/2027	4.950%		430,000	402,906
02/16/2028	2.900%		200,000	170,459
06/17/2031	3.625%		275,000	222,257
Total				1,369,891
Banking 3.0%
American Express Co.(i),(k)
	3.550%		85,000	70,906
Bank of America Corp.(i),(k)
	4.375%		80,000	68,492
Bank of America Corp.(i)
10/01/2025	3.093%		345,000	334,298
02/04/2028	2.551%		110,000	99,507
06/14/2029	2.087%		50,000	42,629
10/24/2031	1.922%		765,000	599,269
04/22/2032	2.687%		250,000	204,332
Bank of Montreal(i)
11/26/2082	7.325%	CAD	300,000	216,855
Bank of Nova Scotia (The)(i)
10/27/2082	8.625%		215,000	219,677
Capital One Financial Corp.(i)
11/02/2027	1.878%		215,000	188,499
Citigroup, Inc.(i)
02/24/2028	3.070%		80,000	73,462
11/05/2030	2.976%		100,000	85,980
06/03/2031	2.572%		540,000	445,967
11/03/2032	2.520%		420,000	332,645
01/25/2033	3.057%		275,000	226,519
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Comerica, Inc.(i),(k)
	5.625%		95,000	87,539
Credit Suisse Group AG(a),(i)
09/11/2025	2.593%		180,000	173,554
02/02/2027	1.305%		450,000	400,478
04/01/2031	4.194%		375,000	337,855
05/14/2032	3.091%		95,000	78,204
11/15/2033	9.016%		995,000	1,205,003
Goldman Sachs Group Inc (The)(i)
01/27/2032	1.992%		970,000	755,489
Goldman Sachs Group, Inc. (The)(a)
05/15/2024	1.375%	EUR	205,000	218,189
01/26/2028	0.250%	EUR	15,000	13,810
11/01/2028	2.000%	EUR	88,000	86,546
HSBC Holdings PLC(i)
05/24/2025	0.976%		40,000	38,473
05/24/2027	1.589%		125,000	111,130
08/17/2029	2.206%		215,000	180,078
05/24/2032	2.804%		215,000	171,684
03/09/2044	6.332%		310,000	312,283
JPMorgan Chase & Co.(i),(k)
	3.650%		85,000	75,154
JPMorgan Chase & Co.(i)
02/16/2025	0.563%		250,000	243,622
04/22/2027	1.578%		285,000	255,932
06/01/2029	2.069%		105,000	90,046
02/04/2032	1.953%		460,000	362,483
04/22/2032	2.580%		340,000	278,206
Lloyds Banking Group PLC(i)
11/07/2028	3.574%		185,000	167,942
08/11/2033	4.976%		330,000	305,007
Macquarie Group Ltd.(a),(i)
06/23/2032	2.691%		195,000	153,232
01/14/2033	2.871%		305,000	239,073
Morgan Stanley(i)
04/28/2032	1.928%		265,000	204,287
07/21/2032	2.239%		215,000	168,680
Subordinated
09/16/2036	2.484%		445,000	335,265
PNC Financial Services Group, Inc. (The)(i)
10/28/2033	6.037%		65,000	66,051
01/24/2034	5.068%		60,000	56,878
Popular, Inc.
03/13/2028	7.250%		215,000	216,376
Santander UK Group Holdings PLC(i)
11/15/2024	4.796%		90,000	89,710
03/15/2025	1.089%		300,000	290,733
06/14/2027	1.673%		110,000	96,772

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Santander UK PLC(a)
Subordinated
11/07/2023	5.000%		115,000	114,631
Toronto-Dominion Bank (The)(i)
10/31/2082	8.125%		230,000	231,965
U.S. Bancorp
06/07/2024	0.850%	EUR	350,000	367,630
US Bancorp(i),(k)
	3.700%		185,000	139,144
Wells Fargo & Co.(i)
06/02/2028	2.393%		160,000	142,297
03/02/2033	3.350%		1,260,000	1,061,479
07/25/2033	4.897%		90,000	84,679
Total				13,216,626
Brokerage/Asset Managers/Exchanges 0.1%
Intercontinental Exchange, Inc.
09/15/2032	1.850%		175,000	133,191
Jane Street Group/JSG Finance, Inc.(a)
11/15/2029	4.500%		175,000	153,421
Total				286,612
Building Materials 0.1%
Advanced Drainage Systems, Inc.(a)
06/15/2030	6.375%		70,000	69,151
Cemex SAB de CV(a)
07/11/2031	3.875%		205,000	174,593
Total				243,744
Cable and Satellite 1.0%
Cable One, Inc.(a)
11/15/2030	4.000%		260,000	203,414
CCO Holdings LLC/Capital Corp.(a)
02/01/2031	4.250%		395,000	323,972
06/01/2033	4.500%		115,000	90,873
Charter Communications Operating LLC/Capital
04/01/2031	2.800%		50,000	40,255
02/01/2032	2.300%		20,000	15,078
05/01/2047	5.375%		65,000	51,852
04/01/2048	5.750%		320,000	269,471
07/01/2049	5.125%		435,000	334,529
04/01/2053	5.250%		430,000	339,893
CSC Holdings LLC(a)
02/01/2028	5.375%		275,000	225,636
04/01/2028	7.500%		80,000	50,682
02/01/2029	6.500%		85,000	70,277
12/01/2030	4.625%		55,000	28,761
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%		150,000	132,800
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Globo Comunicacao e Participacoes SA(a)
01/14/2032	5.500%		200,000	168,047
Intelsat Jackson Holdings SA(a)
03/15/2030	6.500%		248,000	227,713
LCPR Senior Secured Financing DAC(a)
07/15/2029	5.125%		200,000	168,702
SES GLOBAL Americas Holdings GP(a)
03/25/2044	5.300%		375,000	268,340
Sirius XM Radio, Inc.(a)
07/01/2030	4.125%		310,000	252,570
Tele Columbus AG(a)
05/02/2025	3.875%	EUR	100,000	68,660
Time Warner Cable LLC
09/01/2041	5.500%		195,000	159,903
Virgin Media Finance PLC(a)
07/15/2030	5.000%		200,000	162,275
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%		225,000	205,923
08/15/2030	4.500%		200,000	168,585
VZ Secured Financing BV(a)
01/15/2032	5.000%		340,000	277,232
Total				4,305,443
Chemicals 0.2%
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%		200,000	167,602
EverArc Escrow Sarl(a)
10/30/2029	5.000%		190,000	156,122
International Flavors & Fragrances, Inc.(a)
11/01/2030	2.300%		455,000	352,943
11/15/2040	3.268%		5,000	3,327
12/01/2050	3.468%		25,000	15,531
International Flavors & Fragrances, Inc.
06/01/2047	4.375%		5,000	3,584
09/26/2048	5.000%		5,000	3,974
Unifrax Escrow Issuer Corp.(a)
09/30/2029	7.500%		155,000	80,592
Total				783,675
Construction Machinery 0.2%
OT Merger Corp.(a)
10/15/2029	7.875%		240,000	158,194
United Rentals North America, Inc.
01/15/2028	4.875%		205,000	194,966
07/15/2030	4.000%		140,000	122,668
02/15/2031	3.875%		345,000	295,745

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	19

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Rentals North America, Inc.(a)
12/15/2029	6.000%		170,000	168,953
Total				940,526
Consumer Cyclical Services 0.1%
Match Group, Inc.(a)
08/01/2030	4.125%		150,000	129,419
Uber Technologies, Inc.(a)
11/01/2026	8.000%		145,000	147,627
VT Topco, Inc.(a)
08/15/2030	8.500%		75,000	76,045
WASH Multifamily Acquisition, Inc.(a)
04/15/2026	5.750%		145,000	135,182
Total				488,273
Consumer Products 0.2%
Central Garden & Pet Co.
10/15/2030	4.125%		90,000	77,423
Edgewell Personal Care Co.(a)
06/01/2028	5.500%		75,000	70,932
Energizer Holdings, Inc.(a)
12/31/2027	6.500%		150,000	144,913
Natura & Co. Luxembourg Holdings SARL(a)
04/19/2029	6.000%		200,000	184,708
Natura Cosmeticos SA(a)
05/03/2028	4.125%		200,000	174,391
Newell Brands, Inc.
04/01/2046	5.750%		185,000	150,099
Prestige Brands, Inc.(a)
04/01/2031	3.750%		185,000	153,856
Spectrum Brands, Inc.(a)
07/15/2030	5.500%		85,000	79,243
Total				1,035,565
Diversified Manufacturing 0.0%
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
09/15/2027	0.375%	EUR	100,000	94,316
Electric 0.7%
AES Corp. (The)(a)
07/15/2030	3.950%		35,000	31,167
Alliant Energy Finance LLC(a)
03/01/2032	3.600%		305,000	262,590
DPL, Inc.
07/01/2025	4.125%		370,000	352,677
Duke Energy Progress LLC
03/15/2033	5.250%		215,000	215,108
12/01/2044	4.150%		225,000	183,916
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
E.ON SE(a)
09/29/2027	0.375%	EUR	65,000	62,346
FirstEnergy Corp.(i)
07/15/2027	4.150%		300,000	283,021
FirstEnergy Corp.
11/15/2031	7.375%		345,000	383,807
FirstEnergy Transmission LLC(a)
09/15/2028	2.866%		229,000	200,958
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%		330,000	326,953
Niagara Mohawk Power Corp.(a)
09/16/2052	5.783%		220,000	216,364
NSTAR Electric Co.
05/15/2027	3.200%		520,000	487,168
Southern Co. (The)
07/01/2026	3.250%		184,000	174,073
Southwestern Electric Power Co.
11/01/2051	3.250%		85,000	54,953
Total				3,235,101
Environmental 0.1%
Waste Pro USA, Inc.(a)
02/15/2026	5.500%		250,000	236,808
Finance Companies 0.3%
AerCap Ireland Capital DAC/Global Aviation Trust
10/29/2028	3.000%		250,000	216,673
01/30/2032	3.300%		344,000	279,628
Air Lease Corp.
03/01/2025	3.250%		160,000	153,299
Avolon Holdings Funding Ltd.(a)
07/01/2024	3.950%		45,000	43,935
02/15/2025	2.875%		195,000	183,984
11/18/2027	2.528%		399,000	340,592
Park Aerospace Holdings Ltd.(a)
02/15/2024	5.500%		63,000	62,689
Total				1,280,800
Food and Beverage 0.8%
Becle SAB de CV(a)
10/14/2031	2.500%		205,000	160,816
Darling Ingredients, Inc.(a)
06/15/2030	6.000%		420,000	410,517
H-Food Holdings LLC/Hearthside Finance Co., Inc.(a)
06/01/2026	8.500%		145,000	56,858

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JBS SA/Food Co./Finance, Inc.
12/01/2031	3.750%	400,000	332,245
01/15/2032	3.625%	200,000	163,947
04/01/2033	5.750%	170,000	162,778
12/01/2052	6.500%	75,000	71,315
Kraft Heinz Foods Co.
01/26/2039	6.875%	220,000	240,961
06/01/2046	4.375%	305,000	252,268
Kraft Heinz Foods Co.(a)
08/01/2039	7.125%	35,000	38,292
MARB BondCo PLC(a)
01/29/2031	3.950%	200,000	155,598
NBM US Holdings, Inc.(a)
05/14/2026	7.000%	200,000	197,388
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	150,000	148,541
Pilgrim’s Pride Corp.
04/15/2031	4.250%	150,000	129,855
Post Holdings, Inc.(a)
01/15/2028	5.625%	315,000	302,140
12/15/2029	5.500%	225,000	208,072
09/15/2031	4.500%	65,000	56,020
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	170,000	141,743
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	310,000	265,645
Total			3,494,999
Gaming 0.4%
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	195,000	190,942
06/01/2028	5.750%	80,000	77,716
01/15/2029	5.300%	130,000	122,746
01/15/2031	4.000%	65,000	55,687
MGM Resorts International
10/15/2028	4.750%	20,000	18,151
Ontario Gaming GTA LP(a)
08/01/2030	8.000%	75,000	75,834
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	185,000	151,354
Premier Entertainment Sub LLC/Finance Corp.(a)
09/01/2031	5.875%	159,000	122,737
VICI Properties LP
02/15/2030	4.950%	5,000	4,702
05/15/2032	5.125%	383,000	355,075
05/15/2052	5.625%	35,000	30,834
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
VICI Properties LP/Note Co., Inc.(a)
09/01/2026	4.500%		30,000	28,439
02/01/2027	5.750%		35,000	34,323
02/15/2027	3.750%		5,000	4,595
01/15/2028	4.500%		49,000	45,560
02/15/2029	3.875%		100,000	88,277
12/01/2029	4.625%		185,000	167,713
08/15/2030	4.125%		324,000	283,351
Total				1,858,036
Health Care 1.4%
180 Medical, Inc.(a)
10/15/2029	3.875%		160,000	138,868
Baylor Scott & White Holdings
11/15/2026	2.650%		500,000	457,231
Becton Dickinson Euro Finance SARL
06/04/2026	1.208%	EUR	255,000	258,269
Cano Health LLC(a)
10/01/2028	6.250%		55,000	18,699
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%		260,000	219,467
CVS Health Corp.
03/25/2048	5.050%		140,000	122,933
Dentsply Sirona, Inc.
06/01/2030	3.250%		165,000	141,528
DH Europe Finance II SARL
03/18/2028	0.450%	EUR	515,000	485,378
Embecta Corp.(a)
02/15/2030	5.000%		270,000	222,031
Encompass Health Corp.
04/01/2031	4.625%		165,000	144,491
Hackensack Meridian Health, Inc.
07/01/2057	4.500%		300,000	256,989
HCA, Inc.
09/15/2025	7.580%		125,000	128,201
12/01/2027	7.050%		115,000	119,592
09/01/2028	5.625%		100,000	99,770
06/15/2029	4.125%		435,000	401,633
09/01/2030	3.500%		1,099,000	959,858
03/15/2032	3.625%		13,000	11,182
06/01/2033	5.500%		205,000	201,677
06/15/2047	5.500%		84,000	76,338
06/15/2049	5.250%		230,000	200,698
03/15/2052	4.625%		100,000	80,207
ModivCare Escrow Issuer, Inc.(a)
10/01/2029	5.000%		125,000	92,228
New York and Presbyterian Hospital (The)
08/01/2036	3.563%		390,000	321,764
Option Care Health, Inc.(a)
10/31/2029	4.375%		160,000	141,031

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	21

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Prime Healthcare Services, Inc.(a)
11/01/2025	7.250%		150,000	140,752
Providence Service Corp. (The)(a)
11/15/2025	5.875%		93,000	88,253
Rede D’or Finance SARL(a)
01/22/2030	4.500%		200,000	171,912
Tenet Healthcare Corp.(a)
05/15/2031	6.750%		225,000	224,311
Thermo Fisher Scientific, Inc.
09/12/2024	0.750%	EUR	100,000	104,946
01/23/2026	1.400%	EUR	125,000	128,222
03/01/2028	0.500%	EUR	105,000	99,263
Total				6,257,722
Healthcare Insurance 0.4%
Centene Corp.
12/15/2027	4.250%		115,000	107,509
07/15/2028	2.450%		447,000	382,370
12/15/2029	4.625%		55,000	50,573
02/15/2030	3.375%		495,000	423,336
10/15/2030	3.000%		585,000	486,886
03/01/2031	2.500%		195,000	155,483
Molina Healthcare, Inc.(a)
06/15/2028	4.375%		200,000	183,652
11/15/2030	3.875%		210,000	179,157
Total				1,968,966
Healthcare REIT 0.1%
Healthcare Realty Holdings LP
01/15/2028	3.625%		63,000	56,782
03/15/2030	2.400%		40,000	31,420
03/15/2031	2.050%		56,000	41,610
Healthcare Trust of America Holdings LP
02/15/2030	3.100%		35,000	29,844
03/15/2031	2.000%		160,000	123,310
Physicians Realty LP
11/01/2031	2.625%		95,000	73,745
Total				356,711
Home Construction 0.0%
China Aoyuan Group, Ltd.(a),(l)
02/08/2024	0.000%		200,000	5,556
Independent Energy 0.9%
Aker BP ASA(a)
01/15/2030	3.750%		210,000	185,805
Civitas Resources, Inc.(a)
07/01/2031	8.750%		270,000	279,656
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Continental Resources, Inc.(a)
01/15/2031	5.750%		481,000	459,616
04/01/2032	2.875%		458,000	351,124
Encana Corp.
08/15/2034	6.500%		360,000	364,867
02/01/2038	6.500%		130,000	127,887
EQT Corp.
10/01/2027	3.900%		69,000	64,539
EQT Corp.(a)
05/15/2031	3.625%		580,000	500,708
Medco Oak Tree Pte Ltd.(a)
05/14/2026	7.375%		440,000	431,356
Occidental Petroleum Corp.
04/15/2026	3.400%		55,000	51,555
08/15/2026	3.200%		100,000	91,681
09/01/2030	6.625%		325,000	335,424
01/01/2031	6.125%		285,000	287,326
05/01/2031	7.500%		75,000	81,212
Petrorio Luxembourg Sarl(a)
06/09/2026	6.125%		200,000	192,219
Southwestern Energy Co.(i)
01/23/2025	5.700%		4,000	3,961
Var Energi ASA(a)
01/15/2028	7.500%		200,000	208,023
Total				4,016,959
Integrated Energy 0.2%
Cenovus Energy, Inc.
02/07/2028	3.500%	CAD	115,000	79,547
06/15/2037	5.250%		65,000	59,523
11/15/2039	6.750%		603,000	625,516
06/15/2047	5.400%		175,000	157,253
Total				921,839
Leisure 0.2%
Carnival Corp.(a)
03/01/2027	5.750%		335,000	315,314
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%		70,000	65,212
Royal Caribbean Cruises Ltd.(a)
08/15/2027	11.625%		63,000	68,709
04/01/2028	5.500%		385,000	361,140
Total				810,375
Life Insurance 0.1%
Athene Global Funding(a)
03/08/2027	3.205%		95,000	85,215
08/19/2028	1.985%		395,000	326,687
Total				411,902

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.3%
Hilton Domestic Operating Co., Inc.
01/15/2030	4.875%	211,000	196,747
Hilton Domestic Operating Co., Inc.(a)
02/15/2032	3.625%	280,000	232,443
Hyatt Hotels Corp.(i)
04/23/2030	5.750%	256,000	256,257
Travel + Leisure Co.(a)
07/31/2026	6.625%	150,000	148,580
12/01/2029	4.500%	230,000	197,925
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	255,000	233,607
Total			1,265,559
Media and Entertainment 0.6%
Banijay Entertainment SASU(a)
03/01/2025	5.375%	150,000	146,895
Diamond Sports Group LLC/Finance Co.(a),(l)
08/15/2026	0.000%	211,000	6,155
Gray Escrow II, Inc.(a)
11/15/2031	5.375%	150,000	104,632
Meta Platforms, Inc.
05/15/2053	5.600%	255,000	255,869
Netflix, Inc.
02/15/2025	5.875%	285,000	286,364
News Corp.(a)
05/15/2029	3.875%	370,000	325,066
Scripps Escrow II, Inc.(a)
01/15/2031	5.375%	140,000	101,091
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	30,000	24,253
Warnermedia Holdings, Inc.
03/15/2042	5.050%	305,000	250,874
03/15/2052	5.141%	813,000	647,691
WMG Acquisition Corp(a)
02/15/2031	3.000%	415,000	338,345
Total			2,487,235
Metals and Mining 0.4%
ATI, Inc.
08/15/2030	7.250%	75,000	75,662
Cleveland-Cliffs, Inc.(a)
03/01/2029	4.625%	400,000	354,160
03/01/2031	4.875%	345,000	299,144
CSN Islands XI Corp.(a)
01/28/2028	6.750%	215,000	202,371
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc.
08/01/2030	4.625%	125,000	115,474
11/14/2034	5.400%	135,000	127,847
03/15/2043	5.450%	670,000	600,414
Total			1,775,072
Midstream 0.8%
Cheniere Energy Partners LP
03/01/2031	4.000%	510,000	449,691
Columbia Pipelines Operating Co. LLC(a)
11/15/2033	6.036%	65,000	65,692
Enbridge, Inc.
11/15/2029	3.125%	250,000	220,848
03/08/2033	5.700%	20,000	20,009
Energy Transfer LP(i),(k)
	6.625%	336,000	269,643
Energy Transfer Operating LP
04/15/2049	6.250%	80,000	76,469
Energy Transfer Partners LP
03/15/2045	5.150%	245,000	206,238
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	177,420	149,329
Global Partners LP/Finance Corp.
01/15/2029	6.875%	150,000	142,283
Kinder Morgan, Inc.
12/01/2034	5.300%	145,000	137,994
NGL Energy Operating LLC/Finance Corp.(a)
02/01/2026	7.500%	125,000	124,494
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	100,000	91,743
05/15/2030	4.800%	100,000	88,206
04/15/2040	6.875%	100,000	90,462
Sunoco LP/Finance Corp.
05/15/2029	4.500%	225,000	203,661
04/30/2030	4.500%	47,000	41,936
TMS Issuer Sarl(a)
08/23/2032	5.780%	300,000	304,586
TransCanada PipeLines Ltd.
04/15/2030	4.100%	425,000	389,556
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%	80,000	70,593
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	139,000	119,639
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	225,000	194,817
Western Midstream Operating LP(i)
02/01/2030	4.050%	225,000	200,570
Total			3,658,459

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	23

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Natural Gas 0.1%
Engie SA(a)
06/21/2027	0.375%	EUR	100,000	96,070
KeySpan Gas East Corp.(a)
03/06/2033	5.994%		170,000	168,497
Total				264,567
Office REIT 0.1%
Boston Properties LP
10/01/2026	2.750%		38,000	34,281
Hudson Pacific Properties LP
11/01/2027	3.950%		170,000	134,836
02/15/2028	5.950%		30,000	25,350
04/01/2029	4.650%		30,000	22,875
01/15/2030	3.250%		55,000	37,348
Total				254,690
Oil Field Services 0.0%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%		153,000	146,196
Other Financial Institutions 0.1%
Icahn Enterprises LP/Finance Corp.
09/15/2024	4.750%		50,000	48,356
05/15/2027	5.250%		200,000	175,595
02/01/2029	4.375%		35,000	27,692
Sunac China Holdings, Ltd.(a),(l)
01/10/2025	0.000%		200,000	22,882
Total				274,525
Other Industry 0.2%
Adtalem Global Education, Inc.(a)
03/01/2028	5.500%		84,000	78,548
AECOM
03/15/2027	5.125%		405,000	389,052
Duke University
10/01/2046	3.299%		228,000	171,501
Massachusetts Institute of Technology
07/01/2050	2.989%		190,000	136,880
Pike Corp.(a)
09/01/2028	5.500%		88,000	79,332
President and Fellows of Harvard College
10/15/2050	2.517%		205,000	132,870
Total				988,183
Other REIT 0.2%
American Assets Trust LP
02/01/2031	3.375%		155,000	119,851
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
CubeSmart LP
02/15/2032	2.500%		185,000	145,774
Extra Space Storage LP
06/01/2031	2.550%		35,000	28,067
10/15/2031	2.400%		30,000	23,543
03/15/2032	2.350%		170,000	132,109
Host Hotels & Resorts LP
12/15/2029	3.375%		165,000	140,754
09/15/2030	3.500%		115,000	98,103
Lexington Realty Trust
09/15/2030	2.700%		135,000	106,808
Total				795,009
Packaging 0.6%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2028	3.250%		220,000	187,070
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%		185,000	158,599
Ball Corp.
03/15/2026	4.875%		50,000	48,558
03/15/2028	6.875%		365,000	370,418
08/15/2030	2.875%		625,000	509,847
Berry Global Escrow Corp.(a)
07/15/2026	4.875%		51,000	49,350
07/15/2027	5.625%		125,000	122,597
Berry Global, Inc.(a)
04/15/2028	5.500%		360,000	353,659
Clydesdale Acquisition Holdings, Inc.(a)
04/15/2029	6.625%		75,000	71,416
Sealed Air Corp.(a)
09/15/2025	5.500%		357,000	353,277
04/15/2029	5.000%		100,000	92,747
Trivium Packaging Finance BV(a)
08/15/2026	5.500%		140,000	132,257
Total				2,449,795
Paper 0.0%
Graphic Packaging International LLC(a)
07/15/2027	4.750%		75,000	71,474
Pharmaceuticals 0.4%
1375209 BC Ltd.(a)
01/30/2028	9.000%		140,000	140,186
Allergan Funding SCS
06/01/2024	1.250%	EUR	100,000	105,224
11/15/2028	2.625%	EUR	100,000	99,769

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Amgen, Inc.
03/02/2033	5.250%		75,000	74,574
03/02/2043	5.600%		145,000	142,324
03/02/2063	5.750%		43,000	42,416
Bayer US Finance II LLC(a)
12/15/2025	4.250%		100,000	96,837
12/15/2028	4.375%		289,000	274,526
06/25/2038	4.625%		520,000	446,469
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%		245,000	215,047
Kevlar SpA(a)
09/01/2029	6.500%		235,000	203,701
Organon Finance 1 LLC(a)
04/30/2031	5.125%		90,000	76,600
Total				1,917,673
Property & Casualty 0.4%
Acrisure LLC/Finance, Inc.(a)
02/15/2029	4.250%		150,000	129,654
08/01/2029	6.000%		80,000	69,224
Aon Corp.
05/15/2030	2.800%		230,000	197,372
Berkshire Hathaway Finance Corp.
06/19/2039	2.375%	GBP	250,000	216,503
Berkshire Hathaway, Inc.(h)
03/12/2025	0.000%	EUR	315,000	322,189
Brown & Brown, Inc.
03/17/2052	4.950%		115,000	97,011
Chubb INA Holdings, Inc.
12/15/2024	0.300%	EUR	180,000	185,838
Farmers Exchange Capital III(a),(i)
Subordinated
10/15/2054	5.454%		300,000	263,426
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	7.842%		450,000	449,967
Total				1,931,184
Refining 0.0%
MC Brazil Downstream Trading SARL(a)
06/30/2031	7.250%		212,576	142,249
Restaurants 0.6%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%		325,000	295,480
02/15/2029	3.500%		445,000	389,678
10/15/2030	4.000%		640,000	542,348
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%		270,000	223,059
Yum! Brands, Inc.(a)
01/15/2030	4.750%		360,000	331,769
Yum! Brands, Inc.
03/15/2031	3.625%		550,000	466,722
01/31/2032	4.625%		300,000	268,102
Total				2,517,158
Retailers 0.1%
Magic MergeCo, Inc.(a)
05/01/2029	7.875%		315,000	217,654
MercadoLibre, Inc.
01/14/2026	2.375%		200,000	182,446
Rent-A-Center, Inc.(a)
02/15/2029	6.375%		200,000	181,656
Total				581,756
Stranded Utility 0.1%
Brazos Securitization LLC(a)
09/01/2031	5.014%		200,000	195,672
09/01/2050	5.413%		200,000	198,560
United Electric Securitization LLC(a)
06/01/2031	5.109%		100,000	98,998
Total				493,230
Supranational 0.6%
Asian Development Bank
10/14/2026	3.000%	AUD	135,000	84,326
Asian Infrastructure Investment Bank (The)(a)
12/15/2025	0.200%	GBP	130,000	146,077
European Investment Bank(a)
01/20/2032	0.250%	EUR	315,000	272,396
Inter-American Development Bank(a)
10/30/2025	2.750%	AUD	120,000	75,299
Inter-American Development Bank
01/29/2026	2.700%	AUD	138,000	86,181
International Bank for Reconstruction & Development
01/16/2025	1.900%	CAD	285,000	202,016
03/16/2026	1.250%	NOK	1,410,000	122,213
06/22/2026	5.000%	NZD	520,000	307,301
01/19/2027	1.800%	CAD	150,000	101,706
08/08/2034	1.200%	EUR	630,000	561,677
International Development Association(a)
02/17/2027	1.750%	NOK	900,000	77,390
International Finance Corp.
09/10/2025	0.375%	NZD	270,000	145,238
02/24/2026	3.600%	AUD	330,000	210,381

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	25

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Nordic Investment Bank
04/10/2024	1.875%	NOK	980,000	90,593
08/23/2027	3.000%	NOK	1,480,000	131,720
Total				2,614,514
Technology 0.8%
Broadcom, Inc.(a)
02/15/2033	2.600%		98,000	75,671
CDW LLC/Finance Corp.
04/01/2028	4.250%		35,000	32,354
CommScope, Inc.(a)
09/01/2029	4.750%		160,000	118,873
Dell International LLC/EMC Corp.
07/15/2046	8.350%		115,000	140,939
Everi Holdings, Inc.(a)
07/15/2029	5.000%		175,000	156,072
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	370,000	368,253
12/03/2028	1.000%	EUR	100,000	93,494
Fiserv, Inc.
07/01/2027	1.125%	EUR	100,000	98,441
Gartner, Inc.(a)
10/01/2030	3.750%		140,000	120,917
MSCI, Inc.(a)
09/01/2030	3.625%		440,000	380,253
02/15/2031	3.875%		275,000	239,950
11/01/2031	3.625%		345,000	292,414
08/15/2033	3.250%		90,000	72,452
NCR Corp.(a)
10/01/2030	5.250%		215,000	193,232
Open Text Corp.(a)
12/01/2027	6.900%		70,000	71,003
Oracle Corp.
04/01/2027	2.800%		100,000	91,835
11/09/2032	6.250%		200,000	209,282
11/15/2037	3.800%		55,000	44,244
11/15/2047	4.000%		280,000	208,843
03/25/2051	3.950%		200,000	145,849
Tencent Holdings Ltd.(a)
04/22/2041	3.680%		200,000	146,637
Total				3,301,008
Tobacco 0.2%
BAT Capital Corp.
08/15/2047	4.540%		100,000	72,694
03/16/2052	5.650%		140,000	117,005
Reynolds American, Inc.
08/15/2045	5.850%		660,000	572,401
Total				762,100
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Transportation Services 0.0%
Hertz Corp (The)(a)
12/01/2029	5.000%		255,000	210,150
Wireless 0.7%
American Tower Corp.
05/22/2026	1.950%	EUR	100,000	102,068
01/15/2028	0.500%	EUR	100,000	92,387
06/15/2030	2.100%		175,000	139,811
04/15/2031	2.700%		100,000	81,700
Cellnex Telecom SA
06/26/2029	1.875%	EUR	100,000	92,817
Crown Castle International Corp.
01/15/2031	2.250%		65,000	52,143
SBA Communications Corp.
02/15/2027	3.875%		605,000	559,660
02/01/2029	3.125%		305,000	261,100
Sprint Corp.
02/15/2025	7.625%		55,000	56,097
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2028	5.152%		118,750	117,697
T-Mobile US, Inc.
04/15/2026	2.625%		304,000	282,485
04/15/2027	3.750%		20,000	18,940
02/01/2028	4.750%		118,000	114,698
02/15/2029	2.625%		90,000	77,971
04/15/2029	3.375%		105,000	94,171
02/15/2031	2.875%		125,000	105,196
04/15/2031	3.500%		210,000	183,362
Vmed O2 UK Financing I PLC(a)
01/31/2031	3.250%	EUR	160,000	144,340
01/31/2031	4.250%		430,000	352,285
Total				2,928,928
Wirelines 0.2%
AT&T, Inc.
03/25/2024	0.900%		77,000	74,922
12/01/2057	3.800%		257,000	173,032
C&W Senior Financing DAC(a)
09/15/2027	6.875%		200,000	185,468
Frontier Communications Corp.(a)
05/01/2028	5.000%		200,000	171,402
Frontier Communications Holdings LLC(a)
05/01/2029	6.750%		95,000	73,625
03/15/2031	8.625%		86,000	82,680

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Northwest Fiber LLC/Finance Sub, Inc.(a)
04/30/2027	4.750%		90,000	78,783
Total				839,912
Total Corporate Bonds & Notes (Cost $92,354,929)				84,697,709

Foreign Government Obligations(j),(m) 7.2%

Australia 0.4%
Australia Government Bond(a)
09/21/2026	0.500%	AUD	320,000	188,337
12/21/2030	1.000%	AUD	295,000	156,314
New South Wales Treasury Corp.(a)
03/20/2025	1.250%	AUD	330,000	204,748
05/20/2027	3.000%	AUD	325,000	203,218
02/20/2032	1.500%	AUD	790,000	403,484
Queensland Treasury Corp.(a)
08/20/2027	2.750%	AUD	290,000	179,356
Treasury Corp. of Victoria
11/20/2034	2.250%	AUD	215,000	108,321
Western Australian Treasury Corp.
10/22/2030	1.500%	AUD	590,000	318,100
Total				1,761,878
Austria 0.1%
Republic of Austria Government Bond(a)
02/20/2029	0.500%	EUR	240,000	229,026
Brazil 0.2%
Brazil Notas do Tesouro Nacional Series F
01/01/2025	10.000%	BRL	2,175,000	443,292
Brazilian Government International Bond
06/12/2030	3.875%		400,000	354,266
Total				797,558
Canada 0.8%
Canadian Government Bond
09/01/2024	1.500%	CAD	205,000	146,633
03/01/2025	1.250%	CAD	1,210,000	850,496
12/01/2030	0.500%	CAD	420,000	248,915
06/01/2033	2.750%	CAD	370,000	255,573
CPPIB Capital, Inc.(a)
12/01/2031	2.250%	CAD	155,000	98,597
Province of Alberta(a)
04/18/2025	0.625%	EUR	100,000	103,402
Province of British Columbia
07/06/2033	4.200%		205,000	199,899
Province of Ontario
12/02/2030	1.350%	CAD	785,000	476,866
06/02/2045	3.450%	CAD	380,000	242,355
Foreign Government Obligations(j),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Province of Quebec
09/01/2023	3.000%	CAD	325,000	240,515
Province of Quebec(a)
12/15/2023	1.500%	GBP	105,000	131,506
04/07/2025	0.200%	EUR	105,000	107,871
Province of Quebec(n)
09/08/2033	4.500%		221,000	220,156
Total				3,322,784
Colombia 0.3%
Colombia Government International Bond
03/15/2029	4.500%		200,000	178,421
04/15/2031	3.125%		580,000	447,164
04/22/2032	3.250%		215,000	161,171
Ecopetrol SA
06/26/2026	5.375%		50,000	48,431
04/29/2030	6.875%		110,000	102,570
11/02/2031	4.625%		105,000	82,952
05/28/2045	5.875%		55,000	38,759
Total				1,059,468
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/30/2030	4.500%		200,000	174,303
Finland 0.1%
Kuntarahoitus Oyj(b)
3-month NIBOR + 1.250% 01/10/2025	5.640%	NOK	2,000,000	191,125
Germany 0.3%
Bundesrepublik Deutschland Bundesanleihe(a),(h)
11/15/2027	0.000%	EUR	220,000	215,106
02/15/2031	0.000%	EUR	310,000	282,195
02/15/2032	0.000%	EUR	590,000	524,048
05/15/2035	0.000%	EUR	120,000	97,247
Bundesrepublik Deutschland Bundesanleihe(a)
07/04/2042	3.250%	EUR	130,000	153,896
Kreditanstalt fuer Wiederaufbau(a)
02/17/2027	2.875%	NOK	620,000	55,455
Total				1,327,947
Greece 0.0%
Hellenic Republic Government Bond(a)
04/22/2027	2.000%	EUR	126,000	130,352
Guatemala 0.1%
Guatemala Government Bond(a)
08/10/2029	5.250%		200,000	190,422

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	27

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Foreign Government Obligations(j),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Hungary 0.0%
Hungary Government International Bond(a)
09/22/2031	2.125%		200,000	153,818
India 0.2%
Export-Import Bank of India(a)
02/01/2028	3.875%		200,000	187,369
India Government Bond
06/15/2025	5.220%	INR	19,820,000	232,012
04/08/2026	7.270%	INR	3,500,000	42,359
04/10/2028	7.060%	INR	13,230,000	159,169
07/12/2031	6.100%	INR	7,990,000	90,240
02/06/2033	7.260%	INR	8,560,000	104,048
Indian Railway Finance Corp., Ltd.(a)
02/13/2030	3.249%		200,000	173,196
Total				988,393
Indonesia 1.0%
Indonesia Government International Bond(a)
07/18/2024	2.150%	EUR	200,000	212,597
Indonesia Government International Bond
10/15/2030	3.850%		200,000	185,040
01/11/2033	4.850%		200,000	196,128
03/12/2033	1.100%	EUR	100,000	79,383
03/12/2051	3.050%		200,000	141,835
Indonesia Treasury Bond
06/15/2025	6.500%	IDR	11,190,000,000	738,520
09/15/2026	8.375%	IDR	2,322,000,000	161,381
04/15/2027	5.125%	IDR	1,504,000,000	95,803
05/15/2028	6.125%	IDR	773,000,000	50,652
08/15/2028	6.375%	IDR	8,025,000,000	531,731
03/15/2029	9.000%	IDR	2,298,000,000	169,632
05/15/2031	8.750%	IDR	4,550,000,000	339,300
04/15/2032	6.375%	IDR	5,840,000,000	383,033
05/15/2033	6.625%	IDR	2,025,000,000	135,182
06/15/2035	7.500%	IDR	1,095,000,000	77,485
05/15/2038	7.500%	IDR	1,751,000,000	123,932
Perusahaan Penerbit SBSN Indonesia III(a)
03/29/2027	4.150%		270,000	262,089
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%		220,000	215,981
PT Pertamina Persero(a)
08/25/2030	3.100%		200,000	172,518
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%		280,000	266,330
Total				4,538,552
Ireland 0.0%
Ireland Government Bond(a)
05/15/2029	1.100%	EUR	100,000	98,847
Foreign Government Obligations(j),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Israel 0.0%
Israel Electric Corp., Ltd.(a)
02/22/2032	3.750%		200,000	168,887
Italy 0.0%
Republic of Italy Government International Bond
02/17/2026	1.250%		200,000	180,455
Japan 0.2%
Japan Government Five-Year Bond
06/20/2025	0.100%	JPY	91,650,000	631,120
03/20/2027	0.005%	JPY	30,000,000	205,478
Total				836,598
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		215,000	195,820
Malaysia 0.3%
Malaysia Government Bond
03/14/2025	3.882%	MYR	970,000	210,757
07/15/2026	3.906%	MYR	965,000	210,452
11/30/2026	3.900%	MYR	405,000	88,352
11/16/2027	3.899%	MYR	1,300,000	283,991
06/15/2028	3.733%	MYR	375,000	81,125
04/15/2030	4.498%	MYR	930,000	209,227
04/15/2033	3.844%	MYR	1,488,000	320,281
07/05/2034	3.828%	MYR	400,000	85,189
Total				1,489,374
Mauritius 0.1%
Greenko Solar Mauritius Ltd.(a)
01/29/2025	5.550%		200,000	193,591
Greenko Wind Projects Mauritius Ltd.(a)
04/06/2025	5.500%		205,000	197,285
Total				390,876
Mexico 0.6%
Mexican Bonos
03/06/2025	5.000%	MXN	14,760,000	802,587
05/26/2033	7.500%	MXN	12,880,000	669,227
Mexico Government International Bond
05/24/2031	2.659%		475,000	393,403
05/29/2031	7.750%	MXN	9,670,000	517,143
02/12/2034	3.500%		200,000	166,078
Petroleos Mexicanos
01/28/2031	5.950%		137,000	99,496
02/12/2048	6.350%		19,000	11,381
01/28/2060	6.950%		70,000	43,412
Total				2,702,727

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Foreign Government Obligations(j),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Netherlands 0.0%
Greenko Dutch BV(a)
03/29/2026	3.850%		188,000	169,877
New Zealand 0.4%
New Zealand Government Bond
05/15/2024	0.500%	NZD	565,000	325,182
04/15/2025	2.750%	NZD	165,000	94,346
05/15/2026	0.500%	NZD	385,000	203,245
New Zealand Government Bond(a)
04/14/2033	3.500%	NZD	975,000	520,859
New Zealand Local Government Funding Agency Bond(a)
04/15/2026	1.500%	NZD	230,000	124,395
05/15/2035	3.000%	NZD	350,000	162,838
New Zealand Local Government Funding Agency Bond
04/15/2027	4.500%	NZD	310,000	180,404
04/14/2033	3.500%	NZD	305,000	155,920
Total				1,767,189
Norway 0.3%
Kommunalbanken AS
07/15/2024	5.250%	AUD	184,000	119,988
07/16/2025	4.250%	AUD	280,000	180,797
Norway Government Bond(a)
03/13/2025	1.750%	NOK	3,815,000	345,846
02/17/2027	1.750%	NOK	1,455,000	126,972
09/17/2031	1.250%	NOK	2,925,000	227,257
05/18/2032	2.125%	NOK	4,615,000	380,993
Total				1,381,853
Oman 0.1%
Oman Government International Bond(a)
01/17/2028	5.625%		200,000	197,782
Panama 0.0%
Panama Government International Bond
01/23/2030	3.160%		200,000	174,030
Peru 0.1%
Peruvian Government International Bond
06/20/2030	2.844%		165,000	142,806
01/23/2031	2.783%		150,000	127,314
Total				270,120
Philippines 0.5%
Philippine Government Bond
08/12/2025	2.625%	PHP	25,680,000	424,256
09/09/2025	3.625%	PHP	9,490,000	159,505
08/22/2028	6.125%	PHP	14,640,000	258,579
09/15/2032	6.750%	PHP	13,280,000	240,768
09/30/2035	8.000%	PHP	4,700,000	93,734
Foreign Government Obligations(j),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Philippine Government International Bond
05/17/2027	0.875%	EUR	535,000	516,334
05/05/2030	2.457%		300,000	255,755
01/14/2036	6.250%	PHP	10,000,000	170,342
Total				2,119,273
Poland 0.0%
Republic of Poland Government International Bond
11/16/2032	5.750%		28,000	29,122
10/04/2033	4.875%		155,000	150,416
Total				179,538
Qatar 0.1%
Qatar Petroleum(a)
07/12/2031	2.250%		465,000	382,548
QNB Finance Ltd.(a)
03/28/2024	3.500%		200,000	196,995
Total				579,543
Romania 0.0%
Romanian Government International Bond(a)
02/14/2031	3.000%		200,000	164,975
Singapore 0.1%
Singapore Government Bond
09/01/2033	3.375%	SGD	320,000	241,676
South Africa 0.1%
Republic of South Africa Government International Bond
06/22/2030	5.875%		200,000	181,709
South Korea 0.4%
Korea Treasury Bond
03/10/2027	2.375%	KRW	1,247,620,000	911,403
06/10/2027	2.125%	KRW	316,190,000	226,674
09/10/2027	3.125%	KRW	232,900,000	174,581
12/10/2029	1.375%	KRW	161,100,000	105,793
12/10/2032	4.250%	KRW	258,380,000	203,562
06/10/2033	3.250%	KRW	319,000,000	231,867
Total				1,853,880
United Arab Emirates 0.1%
Abu Dhabi Government International Bond(a)
04/16/2050	3.875%		200,000	161,118
Finance Department Government of Sharjah(a)
11/23/2032	6.500%		200,000	203,873
Total				364,991

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	29

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Foreign Government Obligations(j),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Kingdom 0.1%
United Kingdom Gilt(a)
01/31/2024	0.125%	GBP	85,000	105,545
01/31/2025	0.250%	GBP	80,000	94,950
12/07/2027	4.250%	GBP	280,000	350,977
Total				551,472
Uruguay 0.1%
Uruguay Government International Bond
01/23/2031	4.375%		200,000	196,864
Total Foreign Government Obligations (Cost $33,139,727)				31,323,982

Inflation-Indexed Bonds 0.2%

United States 0.2%
U.S. Treasury Inflation-Indexed Bond
04/15/2028	1.250%		1,103,662	1,062,635
Total Inflation-Indexed Bonds (Cost $1,102,874)				1,062,635

Municipal Bonds 0.6%
Issue Description	Coupon Rate		Principal Amount ($)	Value ($)
Airport 0.0%
County of Miami-Dade Aviation
Refunding Revenue Bonds
Taxable
Series 2020B
10/01/2035	2.857%		85,000	68,031
Higher Education 0.2%
University of Nebraska Facilities Corp.
Refunding Revenue Bonds
Taxable
Series 2019A
10/01/2049	3.037%		90,000	65,110
University of Texas System (The)
Refunding Revenue Bonds
Taxable
Series 2020B
08/15/2049	2.439%		350,000	225,565
University of Virginia
Refunding Revenue Bonds
Taxable
Series 2020
09/01/2050	2.256%		560,000	343,508
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Washington
Refunding Revenue Bonds
Taxable
Series 2021B
04/01/2042	2.618%	230,000	159,452
Total			793,635
Joint Power Authority 0.0%
South Carolina Public Service Authority
Revenue Bonds
Taxable - Santee Cooper
Series 2009
01/01/2030	5.740%	65,000	66,079
Local Appropriation 0.0%
Louisiana Local Government Environmental Facilities & Community Development Authority
Series 2023
12/01/2039	5.198%	210,000	209,654
Local General Obligation 0.0%
City of Norfolk
Unlimited General Obligation Bonds
Taxable
Series 2021
10/01/2031	1.804%	105,000	84,750
Municipal Power 0.1%
City of San Antonio Electric & Gas Systems
Revenue Bonds
Series 2010 (BAM)
02/01/2041	5.718%	60,000	62,616
Texas Natural Gas Securitization Finance
Series 2023
04/01/2041	5.169%	260,000	259,072
Total			321,688
Sales Tax 0.0%
Massachusetts School Building Authority
Refunding Revenue Bonds
Taxable
Series 2020C
05/15/2043	2.950%	75,000	54,686
Utah Transit Authority
Refunding Revenue Bonds
Taxable
Series 2019B
12/15/2042	3.443%	65,000	49,918
Total			104,604

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 0.0%
State Board of Administration Finance Corp.
Revenue Bonds
Taxable
Series 2020A
07/01/2030	2.154%	152,000	125,172
State General Obligation 0.1%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Taxable - Consolidated Loan
Series 2019H
09/01/2049	2.900%	90,000	62,105
State of Texas
Unlimited General Obligation Bonds
Taxable
Series 2023
10/01/2043	5.235%	250,000	250,516
Total			312,621
Student Loan 0.1%
Massachusetts Educational Financing Authority
Revenue Bonds
Taxable
Series 2023A
07/01/2044	5.950%	235,000	225,063
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Series 2010 (BAM)
11/15/2031	6.548%	250,000	258,817
Water & Sewer 0.0%
Massachusetts Water Resources Authority
Revenue Bonds
Taxable
Series 2019E
08/01/2039	3.124%	225,000	178,573
Total Municipal Bonds (Cost $2,860,166)			2,748,687

Preferred Debt 0.1%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.1%
Wells Fargo & Co.(i),(k)
	5.850%	7,885	196,652
Total Preferred Debt (Cost $206,354)			196,652
Residential Mortgage-Backed Securities - Agency 7.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
08/01/2052	4.500%	327,110	310,212
08/01/2052- 11/01/2052	5.000%	674,002	657,841
11/01/2052	5.500%	170,420	169,261
Federal National Mortgage Association
09/01/2052	4.500%	565,637	538,495
10/01/2052- 12/01/2052	5.500%	926,973	918,594
11/01/2052	5.000%	191,297	186,596
Federal National Mortgage Association(b)
CMO Series 2013-5 Class GF
30-day Average SOFR + 1.214% Floor 1.100%, Cap 5.000% 10/25/2042	5.000%	220,922	197,213
Government National Mortgage Association(d)
CMO Series 2017-136 Class IO
09/20/2047	5.000%	566,982	118,650
CMO Series 2018-63 Class IO
09/20/2047	4.000%	756,494	119,932
Government National Mortgage Association TBA(n)
09/21/2053	4.500%	725,000	690,902
09/21/2053	5.000%	400,000	389,227
Uniform Mortgage-Backed Security TBA(n)
09/14/2053	2.500%	6,200,000	5,135,828
09/14/2053- 10/12/2053	3.000%	5,900,000	5,085,473
09/14/2053- 10/12/2053	4.000%	1,775,000	1,639,207
09/14/2053- 10/12/2053	5.000%	5,025,000	4,873,111
09/14/2053	5.500%	5,525,000	5,455,074
10/12/2053	2.000%	4,700,000	3,746,598
10/12/2053	4.500%	3,575,000	3,391,781
Total Residential Mortgage-Backed Securities - Agency (Cost $33,898,563)			33,623,995

Residential Mortgage-Backed Securities - Non-Agency 9.3%

ABFC Trust(b)
CMO Series 2007-WMC1 Class A1A
1-month Term SOFR + 1.364% Floor 1.250% 06/25/2037	6.679%	627,920	428,752
Adjustable Rate Mortgage Trust(b)
CMO Series 2005-9 Class 5A3
1-month Term SOFR + 0.754% Floor 0.320%, Cap 11.000% 11/25/2035	6.069%	90,479	89,121
Alternative Loan Trust(c)
CMO Series 2005-43 Class 1A
10/25/2035	3.544%	164,466	140,879

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	31

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alternative Loan Trust(b)
CMO Series 2005-59 Class 1A1
1-month Term SOFR + 0.774% Floor 0.660%, Cap 11.000% 11/20/2035	6.089%	728,496	668,840
CMO Series 2007-OH3 Class A1B
1-month Term SOFR + 0.554% Floor 0.440%, Cap 10.000% 09/25/2047	5.869%	442,996	396,275
American Home Mortgage Investment Trust(b)
CMO Series 2005-1 Class 6A
6-month Term SOFR + 2.428% Floor 2.000% 06/25/2045	7.876%	76,700	75,940
Arroyo Mortgage Trust(a),(c)
CMO Series 2019-1 Class A1
01/25/2049	3.805%	55,285	50,708
Banc of America Funding Trust(b)
CMO Series 2005-B Class 3M1
1-month Term SOFR + 0.789% Floor 0.450%, Cap 11.000% 04/20/2035	6.104%	110,803	109,681
Banc of America Funding Trust(a),(c)
Subordinated CMO Series 2014-R6 Class 2A13
07/26/2036	5.673%	500,399	490,221
Bear Stearns Mortgage Funding Trust(b)
CMO Series 2006-AR3 Class 1A1
1-month Term SOFR + 0.294% Floor 0.180%, Cap 10.500% 10/25/2036	5.789%	273,754	228,716
CMO Series 2006-AR4 Class A1
1-month Term SOFR + 0.534% Floor 0.210%, Cap 10.500% 12/25/2036	5.849%	382,501	357,560
CMO Series 2007-AR3 Class 21A1
1-month Term SOFR + 0.414% Floor 0.150%, Cap 10.500% 04/25/2037	5.729%	291,585	255,234
BRAVO Residential Funding Trust(a),(c)
CMO Series 2021-A Class A1
10/25/2059	1.991%	751,874	721,927
Centex Home Equity Loan Trust(b)
CMO Series 2005-A Class M1
1-month Term SOFR + 0.834% Floor 0.480% 01/25/2035	6.149%	202,677	200,157
CMO Series 2005-D Class M4
1-month Term SOFR + 1.029% Floor 0.610% 10/25/2035	6.344%	190,709	190,259
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIM Trust(a),(c)
CMO Series 2020-R6 Class A1
12/25/2060	2.250%	792,722	648,819
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	409,023	353,444
CMO Series 2023-R3 Class A1A
01/25/2063	4.500%	624,228	569,231
Citigroup Mortgage Loan Trust, Inc.(c)
CMO Series 2006-AR2 Class 1A1
03/25/2036	4.416%	233,503	182,156
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2006-WFH3 Class M2
1-month Term SOFR + 0.564% Floor 0.450% 10/25/2036	5.879%	236,494	233,747
COLT Mortgage Loan Trust(a),(c)
CMO Series 2022-5 Class A1
04/25/2067	4.550%	171,570	163,286
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R01 Class 1M1
30-day Average SOFR + 1.000% 12/25/2041	6.288%	39,181	38,924
CMO Series 2022-R03 Class 1M1
30-day Average SOFR + 2.100% 03/25/2042	7.388%	20,830	21,055
CMO Series 2022-R03 Class 1M2
30-day Average SOFR + 3.500% 03/25/2042	8.788%	500,000	514,055
CMO Series 2022-R04 Class 1M1
30-day Average SOFR + 2.000% 03/25/2042	7.288%	38,027	38,295
CMO Series 2022-R05 Class 2M2
30-day Average SOFR + 3.000% 04/25/2042	8.288%	455,000	457,841
CMO Series 2022-R06 Class 1M1
30-day Average SOFR + 2.750% 05/25/2042	8.038%	75,318	77,035
CMO Series 2022-R09 Class 2M1
30-day Average SOFR + 2.500% 09/25/2042	7.788%	157,187	159,522
CMO Series 2023-R01 Class 1M1
30-day Average SOFR + 2.400% 12/25/2042	7.688%	117,947	119,745
CMO Series 2023-R03 Class 2M2
30-day Average SOFR + 3.900% 04/25/2043	9.188%	95,000	98,726
CMO Series 2023-R06 Class 1M2
30-day Average SOFR + 2.700% 07/25/2043	7.988%	120,000	120,618

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2022-R01 Class 1B1
30-day Average SOFR + 3.150% 12/25/2041	8.438%	511,000	511,631
Countrywide Asset-Backed Certificates(b)
CMO Series 2007-13 Class 2A1
1-month Term SOFR + 1.014% Floor 0.900% 10/25/2047	6.313%	136,137	121,038
CMO Series 2007-13 Class 2A2
1-month Term SOFR + 0.914% Floor 0.800% 10/25/2047	6.213%	270,623	240,605
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2019-NQM1 Class A1
10/25/2059	2.656%	15,374	14,685
CSMC Trust(a),(c)
CMO Series 2020-RPL6 Class A1
03/25/2059	2.688%	616,903	605,100
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	1,280,128	1,199,587
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2004-10 Class MV4
1-month Term SOFR + 1.689% Floor 1.575% 12/25/2034	7.004%	845,943	780,690
CMO Series 2005-17 Class MV1
1-month Term SOFR + 0.574% Floor 0.460% 05/25/2036	5.889%	182,785	179,512
Domino’s Pizza Master Issuer LLC(a)
CMO Series 2015-1A Class A2II
10/25/2045	4.474%	139,875	133,987
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B2
30-day Average SOFR + 6.200% 11/25/2041	11.488%	80,000	80,477
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF4 Class A3
1-month Term SOFR + 0.394% Floor 0.560% 03/25/2036	5.709%	88,645	87,630
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2005-AR4 Class 2A1
10/25/2035	4.353%	120,981	112,964
First NLC Trust(b)
CMO Series 2005-4 Class A4
1-month Term SOFR + 0.894% Floor 0.390%, Cap 14.000% 02/25/2036	6.209%	254,315	244,251
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2022-DNA1 Class M2
30-day Average SOFR + 2.500% 01/25/2042	7.788%	550,000	539,687
CMO Series 2022-DNA3 Class M1A
30-day Average SOFR + 2.000% 04/25/2042	7.288%	139,099	140,080
CMO Series 2022-DNA4 Class M1A
30-day Average SOFR + 2.200% 05/25/2042	7.488%	310,499	314,068
CMO Series 2022-DNA4 Class M1B
30-day Average SOFR + 3.350% 05/25/2042	8.638%	285,000	293,390
CMO Series 2022-DNA7 Class M1A
30-day Average SOFR + 2.500% 03/25/2052	7.788%	130,925	132,762
CMO Series 2022-HQA1 Class M1B
30-day Average SOFR + 3.500% 03/25/2042	8.788%	90,000	92,700
CMO Series 2022-HQA3 Class M1B
30-day Average SOFR + 3.550% 08/25/2042	8.838%	130,000	133,302
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	7.438%	165,167	166,607
GCAT Trust(a),(c)
CMO Series 2022-NQM4 Class A1
08/25/2067	5.269%	91,580	89,799
GE-WMC Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-1 Class M1
1-month Term SOFR + 0.774% Floor 0.660% 10/25/2035	6.089%	249,122	240,440
GMACM Mortgage Loan Trust(c)
CMO Series 2006-AR1 Class 1A1
04/19/2036	3.280%	413,679	319,629
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2020-RPL1 Class M2
07/25/2059	3.775%	800,000	637,253
GSAMP Trust(b)
CMO Series 2005-WMC3 Class A2C
1-month Term SOFR + 0.774% Floor 0.330% 12/25/2035	6.089%	792,036	766,459
CMO Series 2006-HE7 Class A2D
1-month Term SOFR + 0.574% Floor 0.230% 10/25/2046	5.889%	76,707	75,668

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	33

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-FM2 Class A1
1-month Term SOFR + 0.254% Floor 0.140% 01/25/2037	5.709%	762,805	441,597
HarborView Mortgage Loan Trust(b)
CMO Series 2007-6 Class 1A1A
1-month Term SOFR + 0.314% Floor 0.200%, Cap 10.500% 08/19/2037	5.829%	453,886	386,812
Home Equity Mortgage Loan Asset-Backed Trust(b)
CMO Series 2005-D Class AII4
1-month Term SOFR + 0.814% Floor 0.350% 03/25/2036	6.129%	73,256	72,210
HSI Asset Securitization Corp. Trust(b)
CMO Series 2005-I1 Class 2A4
1-month Term SOFR + 0.894% Floor 0.390% 11/25/2035	6.209%	510,167	462,402
CMO Series 2006-HE2 Class 1A
1-month Term SOFR + 0.374% Floor 0.260% 12/25/2036	5.689%	1,179,891	471,791
Impac CMB Trust(b)
CMO Series 2004-8 Class 2A1 (FGIC)
1-month Term SOFR + 0.814% Floor 0.700%, Cap 11.000% 10/25/2034	6.129%	180,895	179,237
Impac Secured Assets Trust(b)
CMO Series 2006-5 Class 1A1C
1-month Term SOFR + 0.654% Floor 0.270%, Cap 11.500% 02/25/2037	5.969%	514,627	458,026
IndyMac INDX Mortgage Loan Trust(b)
CMO Series 2006-AR2 Class 1A1A
1-month Term SOFR + 0.554% Floor 0.220% 04/25/2046	5.869%	673,301	596,543
CMO Series 2006-AR2 Class 1A1B
1-month Term SOFR + 0.534% Floor 0.420% 04/25/2046	5.849%	620,678	549,387
JPMorgan Alternative Loan Trust(b)
CMO Series 2006-A1 Class 1A1
1-month Term SOFR + 0.574% Floor 0.230%, Cap 11.500% 03/25/2036	5.889%	239,746	219,754
CMO Series 2007-S1 Class A2
1-month Term SOFR + 0.794% Floor 0.340%, Cap 11.500% 04/25/2047	6.109%	153,651	144,477
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month Term SOFR + 0.699% Floor 0.585% 05/25/2035	6.014%	220,058	214,546
CMO Series 2007-HE1 Class AV4
1-month Term SOFR + 0.394% Floor 0.280% 03/25/2047	5.989%	1,103,000	1,015,537
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2020-GS2 Class A1
03/25/2060	2.750%	601,624	598,751
Lehman Mortgage Trust
CMO Series 2006-1 Class 1A5
02/25/2036	5.500%	519,997	259,250
Lehman XS Trust(b)
CMO Series 2006-15 Class A4
1-month Term SOFR + 0.454% Floor 0.170% 10/25/2036	5.769%	689,798	617,620
CMO Series 2006-2N Class 2A1
1-year MTA + 1.010% Floor 1.010% 02/25/2036	6.450%	441,562	383,309
CMO Series 2007-16N Class 2A2
1-month Term SOFR + 1.814% Floor 1.700% 09/25/2047	7.129%	523,851	451,854
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 2A3
1-month Term SOFR + 0.434% Floor 0.160% 11/25/2036	5.749%	1,538,029	471,454
CMO Series 2006-4 Class 1A
1-month Term SOFR + 0.414% Floor 0.300% 05/25/2036	5.729%	987,410	567,448
Mastr Asset Backed Securities Trust(b)
CMO Series 2005-WF1 Class M6
1-month Term SOFR + 1.104% Floor 0.660% 06/25/2035	6.419%	672,400	665,002
Morgan Stanley ABS Capital I, Inc. Trust(b)
CMO Series 2005-WMC1 Class M3
1-month Term SOFR + 0.894% Floor 0.780% 01/25/2035	6.209%	241,991	233,835
CMO Series 2007-HE2 Class A2B
1-month Term SOFR + 0.204% Floor 0.090% 01/25/2037	5.609%	1,208,393	531,530

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-NC3 Class A2D
1-month Term SOFR + 0.374% Floor 0.260% 05/25/2037	5.949%	656,919	481,194
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-5AR Class 1M6
1-month Term SOFR + 1.364% Floor 0.750% 09/25/2035	6.679%	500,000	480,337
NMLT Trust(a),(c)
CMO Series 2021-INV1 Class A1
05/25/2056	1.185%	766,922	622,247
OBX Trust(a),(c)
CMO Series 2021-NQM3 Class A1
07/25/2061	1.054%	603,489	450,152
Option One Mortgage Loan Trust(b)
CMO Series 2005-2 Class M1
1-month Term SOFR + 0.774% Floor 0.660% 05/25/2035	6.089%	45,495	45,347
CMO Series 2007-5 Class 2A2
1-month Term SOFR + 0.284% Floor 0.170% 05/25/2037	5.769%	861,866	467,495
CMO Series 2007-5 Class 2A3
1-month Term SOFR + 0.344% Floor 0.230% 05/25/2037	5.889%	1,569,108	866,436
Series 2006-3 Class 1A1
1-month Term SOFR + 0.254% Floor 0.140% 02/25/2037	5.709%	922,037	591,155
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2022-4 Class A2
08/25/2027	5.000%	615,000	543,293
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2022-RN2 Class A2
06/25/2052	6.500%	720,000	674,995
RALI Series Trust(b)
CMO Series 2006-QA6 Class A3
1-month Term SOFR + 0.494% Floor 0.190% 07/25/2036	5.809%	305,680	281,371
CMO Series 2007-QH6 Class A1
1-month Term SOFR + 0.494% Floor 0.190% 07/25/2037	5.809%	293,124	266,323
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RALI Trust(b)
CMO Series 2006-QO10 Class A1
1-month Term SOFR + 0.434% Floor 0.160% 01/25/2037	5.749%	588,064	502,696
RAMP Trust(b)
CMO Series 2006-RZ2 Class M1
1-month Term SOFR + 0.609% Floor 0.330%, Cap 14.000% 05/25/2036	5.924%	481,759	469,282
RFMSI Trust
CMO Series 2006-S10 Class 1A1
10/25/2036	6.000%	551,347	416,099
SG Residential Mortgage Trust(a),(c)
CMO Series 2021-2 Class A1
12/25/2061	1.737%	894,399	729,104
Soundview Home Loan Trust(b)
CMO Series 2006-OPT5 Class 1A1
1-month Term SOFR + 0.394% Floor 0.140% 07/25/2036	5.709%	285,260	268,080
Structured Adjustable Rate Mortgage Loan Trust(b)
Series 2007-4 Class 1A2
1-month Term SOFR + 0.554% Floor 0.220% 05/25/2037	5.869%	781,577	679,214
Structured Asset Investment Loan Trust(b)
CMO Series 2004-6 Class A3
1-month Term SOFR + 0.914% Floor 0.800% 07/25/2034	6.229%	337,858	327,589
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR8 Class A1A
1-month Term SOFR + 0.514% Floor 0.200%, Cap 10.500% 10/25/2036	5.829%	287,955	247,425
Structured Asset Securities Corp Mortgage Loan Trust(b)
CMO Series 2005-2XS Class M1
1-month Term SOFR + 0.819% Floor 0.470%, Cap 11.000% 02/25/2035	6.134%	756,186	707,468
Thornburg Mortgage Securities Trust(b)
CMO Series 2004-3 Class A
1-month Term SOFR + 0.854% Floor 0.370%, Cap 11.000% 09/25/2034	6.169%	317,511	288,579
Towd Point Mortgage Trust(a),(c)
CMO Series 2017-4 Class A2
06/25/2057	3.000%	900,000	803,109
Subordinated CMO Series 2017-2 Class B1
04/25/2057	4.177%	760,000	684,456

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	35

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Towd Point Mortgage Trust(a),(b)
CMO Series 2017-5 Class A1
1-month Term SOFR + 0.714% 02/25/2057	6.029%	65,649	65,793
CMO Series 2019-HY3 Class M1
1-month Term SOFR + 1.614% Floor 1.500% 10/25/2059	6.929%	650,000	636,699
Verus Securitization Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	2.724%	155,279	136,403
CMO Series 2022-4 Class A2
04/25/2067	4.702%	164,299	154,111
CMO Series 2022-8 Class A3
09/25/2067	6.127%	93,074	91,658
CMO Series 2022-INV1 Class A1
08/25/2067	5.041%	90,111	87,616
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A4
1-month Term SOFR + 0.344% Floor 0.230% 01/25/2037	5.889%	1,099,287	501,123
WaMu Mortgage Pass-Through Certificates(b)
CMO Series 2005-AR8 Class 2AC2
1-month Term SOFR + 1.034% Floor 0.460%, Cap 10.500% 07/25/2045	6.349%	337,972	313,296
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2007-OA4 Class 1A
1-year MTA + 0.770% Floor 0.770% 05/25/2047	5.200%	552,819	443,652
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust(b)
CMO Series 2006-AR2 Class A1A
1-year MTA + 0.940% Floor 0.940% 04/25/2046	5.370%	210,693	174,844
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $43,200,186)			40,945,783

Rights 0.1%
Issuer	Shares	Value ($)
Health Care 0.1%
Biotechnology 0.1%
Albireo Pharma, Inc., CVR(e),(f),(g),(o)	37,853	85,313
Concert Pharmaceuticals, Inc., CVR(e),(f),(g),(o)	173,147	67,112
Total		152,425
Rights (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 0.0%
Abiomed, Inc., CVR(e),(f),(g),(o)	15,541	27,197
Pharmaceuticals 0.0%
Amryt Pharma PLC ADR, CVR(e),(f),(g),(o)	225,430	3,742
Amryt Pharma PLC ADR, CVR(e),(f),(g),(o)	225,430	5,613
Cincor Pharma, Inc.(e),(f),(g),(o)	44,405	142,775
Total		152,130
Total Health Care		331,752
Materials 0.0%
Paper & Forest Products 0.0%
Resolute Forest Products, Inc.(e),(f),(g),(o)	76,222	113,487
Total Materials		113,487
Total Rights (Cost $389,969)		445,239

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(b),(p)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 04/20/2028	5.500%	194,750	202,084
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(b),(p)
Term Loan
1-month USD LIBOR + 5.250% Floor 1.000% 06/21/2027	6.250%	200,000	208,340
United AirLines, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	9.292%	366,958	367,417
Total			777,841
Restaurants 0.0%
KFC Holding Co./Yum! Brands(b),(p)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 03/15/2028	7.176%	75	75
Total Senior Loans (Cost $772,497)			777,916

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Treasury Bills 1.1%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 1.1%
U.S. Treasury Bills
10/03/2023	5.260%	640,000	636,971
11/02/2023	5.320%	970,000	961,181
11/21/2023	5.350%	1,335,000	1,319,146
11/28/2023	5.390%	430,000	424,425
12/19/2023	5.420%	1,065,000	1,047,877
12/21/2023	5.410%	590,000	580,370
Total			4,969,970
Total Treasury Bills (Cost $4,970,479)			4,969,970

U.S. Treasury Obligations 2.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/28/2026	0.500%	65,000	58,688
01/31/2027	1.500%	1,050,000	952,465
05/31/2027	2.625%	345,000	323,842
03/31/2029	2.375%	580,000	525,897
02/15/2032	1.875%	396,000	332,826
05/15/2032	2.875%	2,790,000	2,535,412
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2032	2.750%	1,065,000	956,004
02/15/2033	3.500%	1,190,000	1,133,289
02/15/2042	2.375%	655,000	487,156
11/15/2042	2.750%	175,000	137,129
02/15/2049	3.000%	1,800,000	1,428,469
02/15/2050	2.000%	1,243,000	795,714
08/15/2052	3.000%	550,000	438,367
02/15/2053	3.625%	880,000	792,825
Total U.S. Treasury Obligations (Cost $11,863,253)			10,898,083

Money Market Funds 47.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(q),(r)	208,772,950	208,710,318
Total Money Market Funds (Cost $208,693,757)		208,710,318
Total Investments in Securities (Cost: $468,473,580)		453,042,998
Other Assets & Liabilities, Net		(14,628,380)
Net Assets		438,414,618

At August 31, 2023, securities and/or cash totaling $13,820,482 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
170,000 AUD	183,977 NZD	ANZ Securities	09/20/2023	—	(504)
85,000 AUD	54,173 USD	ANZ Securities	09/20/2023	—	(933)
420,000 EUR	64,667,904 JPY	ANZ Securities	09/20/2023	—	(10,218)
187,046 NZD	170,000 AUD	ANZ Securities	09/20/2023	—	(1,327)
1,033,022 NZD	638,372 USD	ANZ Securities	09/20/2023	22,360	—
410,769 NZD	244,315 USD	ANZ Securities	09/20/2023	—	(635)
1,041,714 USD	1,565,733 AUD	ANZ Securities	09/20/2023	—	(26,634)
535,817 USD	721,301 SGD	ANZ Securities	09/20/2023	—	(1,732)
521,293 AUD	359,207 USD	Barclays	09/20/2023	21,247	—
175,982 CAD	133,603 USD	Barclays	09/20/2023	3,332	—
418,750 EUR	4,891,733 NOK	Barclays	09/20/2023	5,926	—
3,925,322 EUR	4,271,604 USD	Barclays	09/20/2023	12,099	—
63,728,293 JPY	420,000 EUR	Barclays	09/20/2023	16,692	—
8,983,312 NOK	797,099 EUR	Barclays	09/20/2023	19,603	—
9,822,313 NOK	844,939 EUR	Barclays	09/20/2023	—	(7,437)
1,033,629 NZD	633,222 USD	Barclays	09/20/2023	16,849	—
2,146,248 SGD	1,622,786 USD	Barclays	09/20/2023	33,602	—
521,333 USD	692,842 CAD	Barclays	09/20/2023	—	(8,454)
666,561 USD	602,757 EUR	Barclays	09/20/2023	—	(12,488)
838,750 USD	116,500,026 JPY	Barclays	09/20/2023	—	(36,107)
271,258 USD	4,725,735 MXN	Barclays	09/20/2023	5,171	—
320,463 USD	517,615 NZD	Barclays	09/20/2023	—	(11,798)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	37

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
544,993 USD	737,242 SGD	Barclays	09/20/2023	896	—
547,300 USD	733,355 SGD	Barclays	09/20/2023	—	(4,289)
266,627 EUR	3,000,993 NOK	CIBC	09/20/2023	—	(6,923)
5,959,209 NOK	532,578 EUR	CIBC	09/20/2023	17,140	—
3,597,633 SGD	2,702,090 USD	CIBC	09/20/2023	38,231	—
1,475,045 SGD	1,088,895 USD	CIBC	09/20/2023	—	(3,299)
524,235 USD	714,176 CAD	CIBC	09/20/2023	4,436	—
260,750 USD	348,171 CAD	CIBC	09/20/2023	—	(3,015)
318,742 USD	512,376 NZD	CIBC	09/20/2023	—	(13,201)
1,518,962 USD	2,055,687 SGD	CIBC	09/20/2023	3,166	—
3,229,720 USD	4,336,281 SGD	CIBC	09/20/2023	—	(18,932)
2,372,370 AUD	1,553,560 USD	Citi	09/20/2023	15,529	—
3,210,767 CAD	2,411,363 USD	Citi	09/20/2023	34,584	—
842,500 EUR	725,321 GBP	Citi	09/20/2023	4,675	—
264,515 EUR	3,073,680 NOK	Citi	09/20/2023	2,209	—
604,147 EUR	667,984 USD	Citi	09/20/2023	12,403	—
85,000 GBP	145,132 CAD	Citi	09/20/2023	—	(251)
324,023,788 JPY	2,100,000 EUR	Citi	09/20/2023	46,377	—
353,317,015 JPY	2,536,164 USD	Citi	09/20/2023	101,939	—
3,428,874 NOK	297,020 EUR	Citi	09/20/2023	—	(361)
9,610,840 NOK	906,936 USD	Citi	09/20/2023	2,527	—
515,328 NZD	323,295 USD	Citi	09/20/2023	15,995	—
627,458 NZD	373,836 USD	Citi	09/20/2023	—	(329)
2,143,094 SGD	1,601,420 USD	Citi	09/20/2023	14,571	—
340,689 USD	526,705 AUD	Citi	09/20/2023	779	—
129,546 USD	171,254 CAD	Citi	09/20/2023	—	(2,775)
2,977,413 USD	2,721,317 EUR	Citi	09/20/2023	—	(24,417)
1,677,500 USD	232,069,165 JPY	Citi	09/20/2023	—	(78,627)
1,876,468 USD	3,040,957 NZD	Citi	09/20/2023	—	(63,085)
541,896 USD	719,952 SGD	Citi	09/20/2023	—	(8,809)
75,100 EUR	81,986 USD	Citi	10/13/2023	400	—
8,872 USD	8,000 EUR	Citi	10/13/2023	—	(181)
526,282 AUD	353,379 USD	Goldman Sachs	09/20/2023	12,184	—
1,297,387 EUR	15,264,929 NOK	Goldman Sachs	09/20/2023	28,635	—
797,855 EUR	9,002,433 NOK	Goldman Sachs	09/20/2023	—	(18,624)
616,900 EUR	679,352 USD	Goldman Sachs	09/20/2023	9,932	—
119,595,628 JPY	838,333 USD	Goldman Sachs	09/20/2023	14,363	—
4,339,454 MXN	255,000 USD	Goldman Sachs	09/20/2023	1,166	—
20,698,551 MXN	1,180,427 USD	Goldman Sachs	09/20/2023	—	(30,324)
8,773,580 NOK	773,732 EUR	Goldman Sachs	09/20/2023	13,983	—
14,716,617 NOK	1,261,875 EUR	Goldman Sachs	09/20/2023	—	(15,573)
1,428,660 SGD	1,067,613 USD	Goldman Sachs	09/20/2023	9,765	—
1,473,703 SGD	1,089,147 USD	Goldman Sachs	09/20/2023	—	(2,053)
359,111 USD	527,883 AUD	Goldman Sachs	09/20/2023	—	(16,879)
262,117 USD	357,026 CAD	Goldman Sachs	09/20/2023	2,172	—
165,849 AUD	113,035 USD	HSBC	09/20/2023	5,513	—
123,628 CAD	85,000 EUR	HSBC	09/20/2023	720	—
1,390,323 CAD	1,056,056 USD	HSBC	09/20/2023	26,865	—
420,625 EUR	4,936,180 NOK	HSBC	09/20/2023	8,075	—
42,500 GBP	73,029 CAD	HSBC	09/20/2023	217	—
115,171,454 JPY	838,750 USD	HSBC	09/20/2023	45,260	—
2,967,618 NOK	265,952 EUR	HSBC	09/20/2023	9,331	—
513,926 NZD	316,912 USD	HSBC	09/20/2023	10,448	—
1,434,712 SGD	1,082,474 USD	HSBC	09/20/2023	20,145	—
739,183 SGD	544,805 USD	HSBC	09/20/2023	—	(2,522)
468,062 USD	621,335 CAD	HSBC	09/20/2023	—	(8,117)
1,676,667 USD	233,315,611 JPY	HSBC	09/20/2023	—	(69,206)
541,896 USD	718,987 SGD	HSBC	09/20/2023	—	(9,523)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
255,864,000 KRW	200,000 USD	JPMorgan	09/01/2023	6,420	—
200,000 USD	259,548,825 KRW	JPMorgan	09/01/2023	—	(3,632)
16,476,088 INR	200,000 USD	JPMorgan	09/05/2023	981	—
259,493,702 KRW	200,000 USD	JPMorgan	09/05/2023	3,674	—
56,949,291 TWD	1,800,000 USD	JPMorgan	09/05/2023	11,757	—
200,000 USD	16,621,733 INR	JPMorgan	09/05/2023	779	—
200,000 USD	263,086,952 KRW	JPMorgan	09/05/2023	—	(955)
1,799,996 USD	57,099,710 TWD	JPMorgan	09/05/2023	—	(7,030)
171,002,901 CLP	200,000 USD	JPMorgan	09/08/2023	—	(506)
200,000 USD	173,603,103 CLP	JPMorgan	09/08/2023	3,555	—
260,665,763 CLP	300,000 USD	JPMorgan	09/11/2023	—	(5,533)
819,446,225 COP	200,000 USD	JPMorgan	09/11/2023	86	—
263,010,000 KRW	200,000 USD	JPMorgan	09/11/2023	1,052	—
300,000 USD	258,585,000 CLP	JPMorgan	09/11/2023	3,095	—
200,000 USD	817,499,400 COP	JPMorgan	09/11/2023	—	(560)
200,000 USD	268,032,955 KRW	JPMorgan	09/11/2023	2,748	—
805,879,204 COP	200,000 USD	JPMorgan	09/15/2023	3,668	—
100,000 USD	414,915,878 COP	JPMorgan	09/15/2023	1,084	—
100,000 USD	401,976,901 COP	JPMorgan	09/15/2023	—	(2,068)
1,071,513,861 INR	12,900,000 USD	JPMorgan	09/18/2023	—	(46,816)
4,203,039,530 KRW	3,184,948 USD	JPMorgan	09/18/2023	6,374	—
284,437,282 KRW	215,058 USD	JPMorgan	09/18/2023	—	(49)
267,934,000 KRW	200,000 USD	JPMorgan	09/18/2023	—	(2,627)
3,599,993 USD	4,812,605,208 KRW	JPMorgan	09/18/2023	39,569	—
2,095,371 AUD	1,421,276 USD	JPMorgan	09/20/2023	62,826	—
316,373 CAD	240,485 USD	JPMorgan	09/20/2023	6,289	—
172,998,896 CLP	200,000 USD	JPMorgan	09/20/2023	—	(2,568)
840,000 EUR	129,209,489 JPY	JPMorgan	09/20/2023	—	(21,307)
1,520,765 EUR	17,917,039 NOK	JPMorgan	09/20/2023	35,813	—
1,991,808 EUR	22,572,116 NOK	JPMorgan	09/20/2023	—	(37,276)
506,984 EUR	552,717 USD	JPMorgan	09/20/2023	2,571	—
924,782 GBP	1,168,915 USD	JPMorgan	09/20/2023	—	(2,683)
175,592,811 JPY	1,245,222 USD	JPMorgan	09/20/2023	35,451	—
11,940,907 NOK	1,063,746 EUR	JPMorgan	09/20/2023	30,632	—
14,728,996 NOK	1,260,723 EUR	JPMorgan	09/20/2023	—	(17,988)
848,164 NOK	85,000 USD	JPMorgan	09/20/2023	5,185	—
1,422,286 NZD	875,056 USD	JPMorgan	09/20/2023	26,918	—
1,993,682 SGD	1,503,076 USD	JPMorgan	09/20/2023	26,859	—
735,547 SGD	544,342 USD	JPMorgan	09/20/2023	—	(291)
1,041,095 USD	1,580,247 AUD	JPMorgan	09/20/2023	—	(16,606)
377,341 USD	502,523 CAD	JPMorgan	09/20/2023	—	(5,347)
200,000 USD	172,768,129 CLP	JPMorgan	09/20/2023	2,298	—
664,691 USD	612,518 EUR	JPMorgan	09/20/2023	—	(26)
1,457,916 USD	203,156,575 JPY	JPMorgan	09/20/2023	—	(58,241)
85,000 USD	895,039 NOK	JPMorgan	09/20/2023	—	(774)
545,315 USD	739,638 SGD	JPMorgan	09/20/2023	2,348	—
57,029,249 TWD	1,800,000 USD	JPMorgan	09/21/2023	8,481	—
1,799,996 USD	57,272,423 TWD	JPMorgan	09/21/2023	—	(838)
6,400,000 AUD	5,580,685 CAD	JPMorgan	09/22/2023	—	(18,247)
6,358,126 AUD	3,750,000 EUR	JPMorgan	09/22/2023	—	(52,693)
5,209,096 AUD	2,625,000 GBP	JPMorgan	09/22/2023	—	(51,741)
1,400,000 AUD	1,515,032 NZD	JPMorgan	09/22/2023	—	(4,253)
3,400,000 AUD	2,191,258 USD	JPMorgan	09/22/2023	—	(13,159)
5,910,877 CAD	4,000,000 EUR	JPMorgan	09/22/2023	—	(34,718)
6,400,000 CAD	4,728,241 USD	JPMorgan	09/22/2023	—	(9,522)
25,518,048 CNH	3,500,000 USD	JPMorgan	09/22/2023	—	(9,525)
250,000 EUR	420,291 AUD	JPMorgan	09/22/2023	1,189	—
5,375,000 EUR	5,137,484 CHF	JPMorgan	09/22/2023	—	(6,511)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	39

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,700,000 EUR	1,457,492 GBP	JPMorgan	09/22/2023	1,593	—
5,900,000 EUR	5,048,193 GBP	JPMorgan	09/22/2023	—	(7,349)
300,000 EUR	114,832,050 HUF	JPMorgan	09/22/2023	—	(153)
600,000 EUR	2,686,673 PLN	JPMorgan	09/22/2023	—	(551)
4,250,000 EUR	4,620,919 USD	JPMorgan	09/22/2023	8,651	—
750,000 GBP	838,860 CHF	JPMorgan	09/22/2023	1,212	—
85,146 GBP	100,000 EUR	JPMorgan	09/22/2023	652	—
86,045 GBP	100,000 EUR	JPMorgan	09/22/2023	—	(487)
77,062,218 HUF	200,000 EUR	JPMorgan	09/22/2023	—	(1,337)
7,162,430 ILS	1,900,000 USD	JPMorgan	09/22/2023	15,364	—
373,883,840 JPY	4,000,000 AUD	JPMorgan	09/22/2023	16,683	—
364,449,400 JPY	3,400,000 CAD	JPMorgan	09/22/2023	5,208	—
455,752,275 JPY	2,750,000 CHF	JPMorgan	09/22/2023	—	(22,075)
554,311,870 JPY	3,500,000 EUR	JPMorgan	09/22/2023	—	(21,893)
486,653,370 JPY	2,625,000 GBP	JPMorgan	09/22/2023	—	(28,322)
483,640,640 JPY	5,600,000 NZD	JPMorgan	09/22/2023	6,231	—
400,000,000 JPY	2,757,662 USD	JPMorgan	09/22/2023	924	—
24,567,888 NOK	2,125,000 EUR	JPMorgan	09/22/2023	—	(5,924)
2,029,248 NOK	2,089,494 SEK	JPMorgan	09/22/2023	37	—
29,620,385 NOK	2,800,000 USD	JPMorgan	09/22/2023	12,456	—
3,900,000 NZD	2,322,633 USD	JPMorgan	09/22/2023	—	(3,025)
50,534,334 SEK	4,250,000 EUR	JPMorgan	09/22/2023	—	(7,242)
544,390 SEK	529,248 NOK	JPMorgan	09/22/2023	42	—
26,105,430 SEK	2,400,000 USD	JPMorgan	09/22/2023	13,616	—
52,578,896 TRY	1,900,000 USD	JPMorgan	09/22/2023	—	(43,752)
4,289,132 USD	3,750,000 CHF	JPMorgan	09/22/2023	—	(36,088)
4,783,123 USD	4,375,000 EUR	JPMorgan	09/22/2023	—	(35,199)
4,955,352 USD	3,875,000 GBP	JPMorgan	09/22/2023	—	(46,106)
500,000 USD	176,466,395 HUF	JPMorgan	09/22/2023	83	—
5,430,862 USD	92,500,000 MXN	JPMorgan	09/22/2023	—	(22,033)
200,000 USD	2,123,171 NOK	JPMorgan	09/22/2023	—	(191)
4,000,000 USD	16,387,698 PLN	JPMorgan	09/22/2023	—	(31,630)
7,200,000 USD	9,749,156 SGD	JPMorgan	09/22/2023	19,392	—
33,946,344 ZAR	1,800,000 USD	JPMorgan	09/22/2023	5,150	—
86,630,503 CLP	100,000 USD	JPMorgan	09/25/2023	—	(1,379)
415,813,000 COP	100,000 USD	JPMorgan	09/25/2023	—	(952)
16,633,594 INR	200,000 USD	JPMorgan	09/25/2023	—	(1,010)
4,810,968,000 KRW	3,600,000 USD	JPMorgan	09/25/2023	—	(37,501)
200,000 USD	822,548,000 COP	JPMorgan	09/25/2023	—	(301)
1,318,294,058 KRW	997,543 USD	JPMorgan	09/27/2023	865	—
3,711,807,828 KRW	2,802,465 USD	JPMorgan	09/27/2023	—	(3,796)
3,599,993 USD	4,742,246,860 KRW	JPMorgan	09/27/2023	—	(14,684)
412,655,118 COP	100,000 USD	JPMorgan	09/28/2023	—	(80)
85,785,000 CLP	100,000 USD	JPMorgan	10/02/2023	—	(310)
57,230,332 TWD	1,800,000 USD	JPMorgan	10/02/2023	1,636	—
1,250,576 AUD	852,663 USD	Morgan Stanley	09/20/2023	41,902	—
995,623 CAD	734,381 USD	Morgan Stanley	09/20/2023	—	(2,632)
840,000 EUR	130,438,224 JPY	Morgan Stanley	09/20/2023	—	(12,841)
265,560 EUR	3,102,029 NOK	Morgan Stanley	09/20/2023	3,742	—
639,229 EUR	7,201,299 NOK	Morgan Stanley	09/20/2023	—	(15,986)
1,461,254 EUR	1,605,993 USD	Morgan Stanley	09/20/2023	20,335	—
170,000 GBP	29,579,909 JPY	Morgan Stanley	09/20/2023	—	(11,576)
29,740,429 JPY	170,000 GBP	Morgan Stanley	09/20/2023	10,470	—
2,967,173 NOK	266,052 EUR	Morgan Stanley	09/20/2023	9,483	—
4,927,638 NOK	420,625 EUR	Morgan Stanley	09/20/2023	—	(7,271)
3,249,434 NZD	2,026,889 USD	Morgan Stanley	09/20/2023	89,186	—
3,332,552 SGD	2,484,928 USD	Morgan Stanley	09/20/2023	17,347	—
2,314,498 USD	3,457,352 AUD	Morgan Stanley	09/20/2023	—	(73,063)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
591,913 USD	784,517 CAD	Morgan Stanley	09/20/2023	—	(11,172)
3,302,151 USD	3,011,407 EUR	Morgan Stanley	09/20/2023	—	(34,367)
309,863 USD	520,345 NZD	Morgan Stanley	09/20/2023	429	—
959,005 USD	1,552,083 NZD	Morgan Stanley	09/20/2023	—	(33,467)
3,789,616 USD	5,067,071 SGD	Morgan Stanley	09/20/2023	—	(37,715)
689,429 CAD	521,645 USD	RBC Capital Markets	09/20/2023	11,293	—
265,560 EUR	3,094,010 NOK	RBC Capital Markets	09/20/2023	2,987	—
1,680,000 EUR	1,824,593 USD	RBC Capital Markets	09/20/2023	1,566	—
1,365,519 USD	1,816,000 CAD	RBC Capital Markets	09/20/2023	—	(21,220)
840,000 EUR	127,854,888 JPY	Standard Chartered	09/20/2023	—	(30,639)
721,549 GBP	842,500 EUR	Standard Chartered	09/20/2023	102	—
54,823 USD	85,000 AUD	Standard Chartered	09/20/2023	283	—
1,848,818 USD	1,677,500 EUR	Standard Chartered	09/20/2023	—	(28,504)
3,215,988 AUD	2,162,029 USD	State Street	09/20/2023	77,072	—
219,884 CAD	127,500 GBP	State Street	09/20/2023	—	(1,241)
85,000 EUR	124,590 CAD	State Street	09/20/2023	—	(9)
840,000 EUR	128,430,960 JPY	State Street	09/20/2023	—	(26,670)
266,627 EUR	3,009,094 NOK	State Street	09/20/2023	—	(6,161)
563,315 EUR	613,905 USD	State Street	09/20/2023	2,632	—
119,835,977 JPY	838,333 USD	State Street	09/20/2023	12,707	—
937,139 NZD	567,097 USD	State Street	09/20/2023	8,262	—
262,117 USD	356,381 CAD	State Street	09/20/2023	1,694	—
158,274 USD	143,777 EUR	State Street	09/20/2023	—	(2,257)
85,000 USD	1,485,418 MXN	State Street	09/20/2023	1,889	—
85,000 USD	1,447,368 MXN	State Street	09/20/2023	—	(337)
85,000 USD	855,681 NOK	State Street	09/20/2023	—	(4,478)
627,552 USD	1,039,443 NZD	State Street	09/20/2023	—	(7,711)
1,080,373 USD	1,452,619 SGD	State Street	09/20/2023	—	(4,784)
521,182 AUD	354,046 USD	UBS	09/20/2023	16,159	—
140,557 CAD	106,882 USD	UBS	09/20/2023	2,835	—
463,880 EUR	5,453,008 NOK	UBS	09/20/2023	9,772	—
533,173 EUR	6,001,875 NOK	UBS	09/20/2023	—	(13,770)
3,319,921 EUR	3,603,758 USD	UBS	09/20/2023	1,195	—
100,727,967 JPY	705,611 USD	UBS	09/20/2023	11,632	—
9,775,549 NOK	872,370 EUR	UBS	09/20/2023	26,730	—
724,041 SGD	542,657 USD	UBS	09/20/2023	6,543	—
346,816 USD	519,727 AUD	UBS	09/20/2023	—	(9,872)
262,117 USD	356,543 CAD	UBS	09/20/2023	1,814	—
47,415 USD	43,236 EUR	UBS	09/20/2023	—	(498)
Total				1,523,070	(1,725,283)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	1	09/2024	EUR	241,600	185	—
3-Month Lead	3	11/2023	USD	166,350	2,558	—
3-Month Zinc	1	11/2023	USD	60,763	—	(544)
Brazilian Real	2	09/2023	USD	40,210	—	(582)
Brazilian Real	17	09/2023	USD	341,785	—	(3,888)
Brent Crude	9	09/2023	USD	781,470	33,231	—
Brent Crude	5	09/2023	USD	434,150	18,526	—
Brent Crude	15	09/2023	USD	1,302,450	16,724	—
Brent Crude	10	10/2023	USD	862,300	41,850	—
Brent Crude	6	11/2023	USD	513,840	20,444	—
British Pound	54	09/2023	USD	4,274,438	—	(65,037)
CAC40 Index	12	09/2023	EUR	879,420	3,686	—
CAC40 Index	9	09/2023	EUR	659,565	362	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	41

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canola	7	11/2023	CAD	113,218	1,147	—
Canola	2	01/2024	CAD	32,556	65	—
Class III Milk	1	10/2023	USD	37,780	—	(602)
Cocoa	12	12/2023	USD	436,560	21,392	—
Cocoa	6	12/2023	USD	218,280	8,516	—
Cocoa	4	12/2023	USD	145,520	5,290	—
Cocoa	2	03/2024	USD	72,960	4,085	—
Cocoa	1	03/2024	GBP	29,030	2,993	—
Cocoa	1	05/2024	GBP	28,440	2,854	—
Cotton	2	12/2023	USD	87,820	3,275	—
Cotton	3	12/2023	USD	131,730	1,128	—
Cotton	1	03/2024	USD	43,865	1,498	—
Crude Oil E-mini	3	09/2023	USD	125,445	5,732	—
Crude Palm Oil	2	11/2023	MYR	200,500	1,061	—
Crude Palm Oil	1	01/2024	MYR	101,525	448	—
DAX Index	6	09/2023	EUR	2,399,850	31,464	—
DAX Index	1	09/2023	EUR	399,975	—	(3,073)
DJIA Index E-mini	9	09/2023	USD	1,565,595	—	(34,814)
DJIA Index E-mini	14	09/2023	USD	2,435,370	—	(45,120)
DJIA Index Micro E-mini	3	09/2023	USD	52,187	—	(1,019)
ECX Emissions EUA	1	12/2023	EUR	85,760	—	(4,173)
Energy Select Sector Index E-mini	2	09/2023	USD	186,280	9,807	—
Euro FX	13	09/2023	USD	1,763,531	—	(70,355)
Euro FX Micro E-mini	2	09/2023	USD	27,131	—	(633)
Euro STOXX 50 Index	25	09/2023	EUR	1,078,250	—	(1,997)
Euro STOXX 50 Index	47	09/2023	EUR	2,027,110	—	(4,235)
Euro STOXX Banks Index	19	09/2023	EUR	106,400	—	(397)
Euro-BTP	1	12/2023	EUR	115,460	595	—
FCOJ-A	5	11/2023	USD	238,913	4,286	—
Feeder Cattle	3	10/2023	USD	384,038	656	—
FTSE 100 Index	2	09/2023	GBP	149,250	—	(755)
FTSE 100 Index	2	09/2023	GBP	149,250	—	(1,968)
FTSE Taiwan Index	14	09/2023	USD	802,200	3,733	—
FTSE Taiwan Index	13	09/2023	USD	744,900	3,712	—
FTSE/JSE Top 40 Index	1	09/2023	ZAR	690,210	—	(1,798)
FTSE/MIB Index	8	09/2023	EUR	1,155,280	25,446	—
FTSE/MIB Index	6	09/2023	EUR	866,460	7,918	—
FTSE/MIB Index Mini	2	09/2023	EUR	57,764	2,250	—
Gas Oil	5	10/2023	USD	441,625	3,870	—
Gas Oil	17	10/2023	USD	1,501,525	—	(29,258)
Gas Oil	4	11/2023	USD	342,700	521	—
Gas Oil	1	12/2023	USD	82,925	—	(276)
Gas Oil	2	01/2024	USD	163,150	—	(452)
Gold	7	06/2024	JPY	63,763,000	8,364	—
IBEX 35 Index	4	09/2023	EUR	381,428	5,895	—
IBEX 35 Index	4	09/2023	EUR	381,428	5,244	—
IBEX 35 Index Mini	2	09/2023	EUR	19,071	350	—
Japanese 10-Year Government Bond	5	09/2023	JPY	734,100,000	3,521	—
JPX-Nikkei Index 400	1	09/2023	JPY	2,107,000	493	—
Live Cattle	23	10/2023	USD	1,663,590	5,829	—
Live Cattle	8	10/2023	USD	578,640	—	(6,498)
Live Cattle	2	12/2023	USD	147,840	2,906	—
Live Cattle	3	02/2024	USD	226,620	6,223	—
Live Cattle	2	04/2024	USD	154,140	1,606	—
Mexican Peso	124	09/2023	USD	3,642,500	110,634	—
Milling Wheat	1	05/2024	EUR	12,325	—	(177)
MSCI EAFE Index	8	09/2023	USD	843,720	—	(18,007)
NASDAQ 100 Index E-mini	6	09/2023	USD	1,864,620	62,334	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
NASDAQ 100 Index E-mini	7	09/2023	USD	2,175,390	10,471	—
Natural Gas	5	09/2023	GBP	132,882	—	(11,333)
Nikkei 225 Index	6	09/2023	JPY	195,660,000	24,824	—
Nikkei 225 Index	8	09/2023	JPY	260,880,000	18,090	—
Nikkei 225 Index	6	09/2023	JPY	97,800,000	18,037	—
Nikkei 225 Index	1	09/2023	USD	162,500	2,523	—
Nikkei 225 Index	1	09/2023	JPY	16,300,000	—	(293)
Nikkei 225 Index Mini	60	09/2023	JPY	195,660,000	17,963	—
NY Harbor ULSD Heat Oil	3	09/2023	USD	392,251	12,146	—
NY Harbor ULSD Heat Oil	11	09/2023	USD	1,438,252	10,859	—
NY Harbor ULSD Heat Oil	2	10/2023	USD	255,032	3,567	—
NY Harbor ULSD Heat Oil	2	12/2023	USD	242,080	1,769	—
Oat	1	12/2023	USD	24,663	2,385	—
OMXS30 Index	21	09/2023	SEK	4,596,900	278	—
OMXS30 Index	17	09/2023	SEK	3,721,300	—	(331)
Platinum	1	10/2023	USD	48,720	—	(442)
Platinum	2	06/2024	JPY	4,494,000	1,789	—
RBOB Gasoline	8	09/2023	USD	862,142	42,457	—
RBOB Gasoline	14	09/2023	USD	1,508,749	—	(2,438)
RBOB Gasoline	4	10/2023	USD	416,690	9,813	—
RBOB Gasoline	1	11/2023	USD	100,939	943	—
RBOB Gasoline	1	12/2023	USD	99,364	687	—
Robusta Coffee	1	11/2023	USD	24,890	—	(321)
Russell 2000 Index E-mini	4	09/2023	USD	380,320	—	(18,113)
S&P 500 Index E-mini	15	09/2023	USD	3,387,000	57,662	—
S&P 500 Index E-mini	14	09/2023	USD	3,161,200	20,150	—
S&P Mid 400 Index E-mini	1	09/2023	USD	264,870	—	(8,201)
S&P Mid 400 Index E-mini	3	09/2023	USD	794,610	—	(21,915)
S&P/TSX 60 Index	2	09/2023	CAD	486,440	—	(6,456)
SGX TSI Iron Ore China 62%	13	10/2023	USD	148,408	13,887	—
SGX TSI Iron Ore China 62%	33	10/2023	USD	376,728	11,940	—
Silver	3	12/2023	USD	372,180	2,000	—
Silver	2	12/2023	USD	248,120	335	—
Silver	4	12/2023	USD	496,240	—	(11,792)
Silver	2	03/2024	USD	251,760	2,582	—
Soybean	19	11/2023	USD	1,300,313	—	(442)
Soybean	13	11/2023	USD	889,688	—	(6,356)
Soybean	8	01/2024	USD	552,800	3,057	—
Soybean	2	03/2024	USD	138,525	—	(342)
Soybean Meal	7	12/2023	USD	282,800	—	(4,245)
Soybean Meal	12	12/2023	USD	484,800	—	(4,864)
Soybean Meal	3	01/2024	USD	120,420	—	(1,027)
Soybean Oil	17	12/2023	USD	637,296	12,047	—
Soybean Oil	13	12/2023	USD	487,344	2,505	—
Soybean Oil	3	01/2024	USD	111,312	8,495	—
Soybean Oil	1	03/2024	USD	36,726	5,092	—
SPI 200 Index	7	09/2023	AUD	1,273,125	8,203	—
SPI 200 Index	8	09/2023	AUD	1,455,000	5,024	—
STOXX Europe 600 Bank Index	1	09/2023	EUR	7,895	—	(107)
STOXX Europe 600 Index	18	09/2023	EUR	413,370	9,455	—
STOXX Europe 600 Index	17	09/2023	EUR	390,405	—	(2,570)
Sugar #11	13	09/2023	USD	364,874	2,962	—
Sugar #11	31	02/2024	USD	882,930	15,938	—
Sugar #11	3	02/2024	USD	85,445	94	—
Sugar #11	2	04/2024	USD	53,805	388	—
Sugar #11	1	06/2024	USD	25,592	—	(685)
Swiss Franc	2	09/2023	USD	283,488	—	(921)
Swiss Franc	18	09/2023	USD	2,551,388	—	(75,614)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	43

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TOPIX Index	12	09/2023	JPY	279,660,000	86,308	—
TOPIX Index	13	09/2023	JPY	302,965,000	68,449	—
TOPIX Index Mini	7	09/2023	JPY	16,313,500	4,774	—
U.S. Treasury 2-Year Note	116	12/2023	USD	23,641,344	45,373	—
U.S. Treasury 5-Year Note	266	12/2023	USD	28,441,219	210,388	—
White Sugar #5	1	09/2023	USD	35,760	1,079	—
White Sugar #5	1	11/2023	USD	35,155	1,919	—
WIG 20 Index	7	09/2023	PLN	284,060	—	(2,792)
WTI Crude	4	09/2023	USD	334,520	12,256	—
WTI Crude	7	09/2023	USD	585,410	26,269	—
WTI Crude	14	09/2023	USD	1,170,820	11,856	—
WTI Crude	8	10/2023	USD	663,680	33,717	—
WTI Crude	5	11/2023	USD	411,300	17,302	—
WTI Crude	2	12/2023	USD	163,160	4,137	—
Yen Denominated Nikkei 225 Index	3	09/2023	JPY	48,750,000	5,785	—
Total					1,394,736	(477,258)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
1-Month SOFR	(1)	01/2024	USD	(394,177)	—	(43)
30-Day Fed Funds	(1)	07/2024	USD	(396,136)	457	—
3-Month Aluminum	(6)	11/2023	USD	(331,200)	—	(8,494)
3-Month Copper	(2)	11/2023	USD	(421,125)	2,010	—
3-Month Euro Euribor	(66)	12/2023	EUR	(15,863,100)	—	(26,127)
3-Month Euro Euribor	(12)	03/2024	EUR	(2,886,900)	6,971	—
3-Month Euro Euribor	(4)	06/2025	EUR	(970,800)	—	(1,571)
3-Month Euro Euribor	(2)	09/2025	EUR	(485,775)	—	(2,243)
3-Month Euro Euribor	(2)	03/2026	EUR	(486,300)	1,632	—
3-Month Nickel	(1)	11/2023	USD	(121,734)	1,887	—
3-Month Nickel	(1)	11/2023	USD	(121,734)	—	(2,042)
3-Month SOFR	(75)	03/2024	USD	(17,737,500)	21,813	—
3-Month SOFR	(42)	09/2024	USD	(9,987,075)	—	(1,634)
3-Month SONIA	(47)	03/2024	GBP	(11,079,075)	—	(72,452)
90-Day AUD Bank Bill	(8)	12/2023	AUD	(7,917,034)	—	(5,348)
90-Day AUD Bank Bill	(2)	06/2024	AUD	(1,979,210)	—	(418)
Australian 10-Year Bond	(13)	09/2023	AUD	(1,510,240)	7,921	—
Australian 10-Year Bond	(22)	09/2023	AUD	(2,555,791)	—	(18,983)
Australian 10-Year Bond	(48)	09/2023	AUD	(5,576,271)	—	(43,057)
Australian 3-Year Bond	(31)	09/2023	AUD	(3,297,987)	—	(8,730)
Australian 3-Year Bond	(82)	09/2023	AUD	(8,723,709)	—	(24,344)
Australian Dollar	(94)	09/2023	USD	(6,089,320)	—	(10,487)
Banker’s Acceptance	(18)	12/2023	CAD	(4,248,000)	1,679	—
Banker’s Acceptance	(2)	06/2024	CAD	(472,925)	3,765	—
Canadian Dollar	(60)	09/2023	USD	(4,439,100)	3,885	—
Canadian Dollar	(3)	09/2023	USD	(221,955)	2,672	—
Canadian Government 10-Year Bond	(38)	12/2023	CAD	(4,533,780)	—	(16,995)
Canadian Government 10-Year Bond	(36)	12/2023	CAD	(4,295,160)	—	(28,717)
Coffee	(13)	12/2023	USD	(753,188)	16,612	—
Coffee	(4)	12/2023	USD	(231,750)	—	(2,672)
Coffee	(2)	03/2024	USD	(116,738)	70	—
Consumer Staples Select Sector Index E-mini	(1)	09/2023	USD	(73,170)	1,429	—
Copper	(2)	12/2023	USD	(191,100)	—	(3,650)
Copper	(5)	12/2023	USD	(477,750)	—	(6,533)
Copper	(2)	03/2024	USD	(192,200)	—	(1,891)
Corn	(22)	12/2023	USD	(526,075)	17,727	—
Corn	(32)	12/2023	USD	(765,200)	14,265	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
44	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Corn	(9)	03/2024	USD	(222,300)	7,355	—
Corn	(10)	05/2024	USD	(251,250)	6,465	—
DAX Index Mini	(1)	09/2023	EUR	(79,995)	—	(2,406)
Euro FX	(3)	09/2023	USD	(406,969)	215	—
Euro FX	(1)	09/2023	USD	(67,831)	—	(232)
Euro-Bobl	(4)	09/2023	EUR	(464,440)	3,415	—
Euro-Bobl	(39)	09/2023	EUR	(4,528,290)	—	(9,669)
Euro-Bobl	(36)	12/2023	EUR	(4,228,920)	—	(17,605)
Euro-BTP	(34)	09/2023	EUR	(3,941,280)	—	(31,614)
Euro-Bund	(22)	09/2023	EUR	(2,930,180)	—	(13,919)
Euro-Bund	(18)	12/2023	EUR	(2,387,340)	—	(13,682)
Euro-Buxl 30-Year	(7)	09/2023	EUR	(936,600)	—	(9,601)
Euro-Buxl 30-Year	(8)	12/2023	EUR	(1,070,080)	—	(11,286)
Euro-OAT	(28)	09/2023	EUR	(3,581,480)	—	(14,459)
Euro-OAT	(25)	12/2023	EUR	(3,186,750)	—	(17,105)
Euro-Schatz	(120)	09/2023	EUR	(12,614,400)	13,141	—
Euro-Schatz	(137)	12/2023	EUR	(14,450,760)	—	(15,056)
FTSE China A50 Index	(34)	09/2023	USD	(429,012)	5,022	—
FTSE China A50 Index	(7)	09/2023	USD	(88,326)	1,660	—
FTSE/JSE Top 40 Index	(2)	09/2023	ZAR	(1,380,420)	—	(167)
Gold 100 oz.	(9)	12/2023	USD	(1,769,310)	—	(40,225)
Gold E-micro	(10)	12/2023	USD	(196,590)	—	(4,362)
Indian Rupee	(28)	09/2023	USD	(676,144)	—	(3,201)
Japanese Yen	(98)	09/2023	USD	(8,442,700)	133,120	—
Japanese Yen	(2)	09/2023	USD	(172,300)	—	(2,096)
KLCI Index	(2)	09/2023	MYR	(143,150)	—	(110)
Korea 3-Year Bond	(189)	09/2023	KRW	(19,572,840,000)	49,759	—
KOSPI 200 Index Mini	(1)	09/2023	KRW	(16,747,500)	208	—
Lean Hogs	(5)	10/2023	USD	(165,100)	—	(2,971)
Lean Hogs	(1)	12/2023	USD	(29,730)	329	—
Lean Hogs	(2)	12/2023	USD	(59,460)	—	(1,224)
Lean Hogs	(1)	02/2024	USD	(31,480)	—	(62)
Long Gilt	(23)	12/2023	GBP	(2,198,110)	—	(21,091)
Long Gilt	(25)	12/2023	GBP	(2,389,250)	—	(28,777)
Lumber	(2)	11/2023	USD	(27,940)	—	(14)
Maize	(3)	11/2023	EUR	(31,800)	198	—
Mexican Peso	(1)	09/2023	USD	(29,375)	234	—
Milling Wheat	(12)	12/2023	EUR	(141,900)	2,690	—
Milling Wheat	(8)	03/2024	EUR	(97,200)	840	—
MSCI Emerging Markets Index	(2)	09/2023	USD	(97,930)	34	—
MSCI Emerging Markets Index	(27)	09/2023	USD	(1,322,055)	—	(6,545)
MSCI Singapore Index	(7)	09/2023	SGD	(198,905)	—	(1,307)
MSCI Singapore Index	(7)	09/2023	SGD	(198,905)	—	(3,247)
Natural Gas	(10)	09/2023	USD	(276,800)	16,040	—
Natural Gas	(10)	09/2023	USD	(276,800)	—	(8,416)
Natural Gas	(6)	10/2023	USD	(188,820)	—	(2,420)
Natural Gas	(2)	11/2023	USD	(72,220)	—	(1,523)
Natural Gas E-mini	(2)	09/2023	USD	(13,840)	—	(529)
New Zealand Dollar	(57)	09/2023	USD	(3,395,775)	996	—
New Zealand Dollar	(2)	09/2023	USD	(119,150)	—	(522)
Nickel	(1)	12/2023	USD	(122,106)	—	(2,265)
Norwegian Krone	(6)	09/2023	USD	(1,129,080)	—	(10)
Platinum	(2)	10/2023	USD	(97,440)	—	(7,626)
Primary Aluminum	(14)	12/2023	USD	(776,038)	—	(4,537)
Rapeseed	(1)	10/2023	EUR	(23,438)	—	(1,350)
Rapeseed	(1)	01/2024	EUR	(24,125)	—	(364)
Russell 2000 Index E-mini	(8)	09/2023	USD	(760,640)	—	(14,981)
Russell 2000 Index Micro E-Mini	(1)	09/2023	USD	(9,508)	—	(169)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	45

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P/TSX 60 Index	(5)	09/2023	CAD	(1,216,100)	3,131	—
Short Term Euro-BTP	(33)	09/2023	EUR	(3,474,570)	653	—
Short Term Euro-BTP	(19)	12/2023	EUR	(1,995,570)	—	(3,840)
South African Rand	(1)	09/2023	USD	(26,450)	—	(176)
South African Rand	(39)	09/2023	USD	(1,031,550)	—	(8,632)
Swedish Krona	(13)	09/2023	USD	(2,377,960)	3,658	—
Thai SET50 Index	(21)	09/2023	THB	(4,000,920)	123	—
U.S. Long Bond	(5)	12/2023	USD	(608,438)	—	(8,678)
U.S. Long Bond	(27)	12/2023	USD	(3,285,563)	—	(45,962)
U.S. Long Bond	(31)	12/2023	USD	(3,772,313)	—	(57,077)
U.S. Treasury 10-Year Note	(52)	12/2023	USD	(5,773,625)	—	(77,609)
U.S. Treasury 10-Year Note	(84)	12/2023	USD	(9,326,625)	—	(86,414)
U.S. Treasury 2-Year Note	(103)	12/2023	USD	(20,991,883)	—	(37,781)
U.S. Treasury 2-Year Note	(94)	12/2023	USD	(19,157,641)	—	(48,665)
U.S. Treasury 5-Year Note	(71)	12/2023	USD	(7,591,453)	—	(46,771)
U.S. Treasury 5-Year Note	(80)	12/2023	USD	(8,553,750)	—	(54,513)
U.S. Treasury Ultra 10-Year Note	(38)	12/2023	USD	(4,412,156)	—	(54,077)
U.S. Treasury Ultra 10-Year Note	(39)	12/2023	USD	(4,528,266)	—	(56,199)
U.S. Treasury Ultra 10-Year Note	(152)	12/2023	USD	(17,648,625)	—	(205,699)
U.S. Treasury Ultra Bond	(17)	12/2023	USD	(2,200,969)	—	(33,173)
U.S. Treasury Ultra Bond	(23)	12/2023	USD	(2,977,781)	—	(52,870)
U.S. Treasury Ultra Bond	(50)	12/2023	USD	(6,473,438)	—	(100,248)
Utilities Select Sector Index E-mini	(1)	09/2023	USD	(63,390)	2,179	—
Volatility Index	(2)	09/2023	USD	(30,088)	2,809	—
Volatility Index Mini	(1)	09/2023	USD	(1,504)	173	—
Wheat	(21)	12/2023	USD	(632,100)	24,018	—
Wheat	(15)	12/2023	USD	(451,500)	13,017	—
Wheat	(7)	12/2023	USD	(254,538)	7,459	—
Wheat	(2)	12/2023	USD	(72,725)	1,931	—
Wheat	(3)	03/2024	USD	(94,313)	4,368	—
Zinc	(3)	12/2023	USD	(182,513)	383	—
Total					410,418	(1,581,560)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SOFR	Fixed rate of 3.520%	Receives Annually, Pays Annually	Citi	12/20/2053	USD	808,000	(4,348)	—	—	—	(4,348)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
SOFR	Secured Overnight Financing Rate	5.310%
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2023, the total value of these securities amounted to $87,186,675, which represents 19.89% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2023.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2023.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2023, the total value of these securities amounted to $445,239, which represents 0.10% of total net assets.
(f)	Non-income producing investment.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
46	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Notes to Consolidated Portfolio of Investments  (continued)
(g)	Valuation based on significant unobservable inputs.
(h)	Zero coupon bond.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2023.
(j)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(k)	Perpetual security with no specified maturity date.
(l)	Represents a security in default.
(m)	Principal and interest may not be guaranteed by a governmental entity.
(n)	Represents a security purchased on a when-issued basis.
(o)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At August 31, 2023, the total market value of these securities amounted to $445,239, which represents 0.10% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Abiomed, Inc., CVR	12/21/2022	15,541	—	27,197
Albireo Pharma, Inc., CVR	01/09/2023-01/23/2023	37,853	80,907	85,313
Amryt Pharma PLC ADR, CVR	01/09/2023	225,430	4,466	3,742
Amryt Pharma PLC ADR, CVR	01/09/2023	225,430	4,466	5,613
Cincor Pharma, Inc.	01/09/2023-02/23/2023	44,405	135,473	142,775
Concert Pharmaceuticals, Inc., CVR	01/19/2023-03/02/2023	173,147	63,478	67,112
Resolute Forest Products, Inc.	07/06/2022-08/18/2022	76,222	101,179	113,487
			389,969	445,239

(p)	The stated interest rate represents the weighted average interest rate at August 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(q)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(r)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	186,518,946	588,050,977	(565,885,389)	25,784	208,710,318	16,458	8,071,486	208,772,950
Abbreviation Legend
ADR	American Depositary Receipt
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CVR	Contingent Value Rights
FGIC	Financial Guaranty Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	47

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Abbreviation Legend  (continued)
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Yuan Offshore Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
48	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the consolidated financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	13,688,381	—	13,688,381
Commercial Mortgage-Backed Securities - Agency	—	1,644,607	—	1,644,607
Commercial Mortgage-Backed Securities - Non-Agency	—	12,802,126	—	12,802,126
Common Stocks
Communication Services	—	—	0*	0*
Financials	—	132,256	—	132,256
Total Common Stocks	—	132,256	0*	132,256
Convertible Bonds	—	3,512,141	—	3,512,141
Convertible Preferred Stocks
Utilities	—	862,518	—	862,518
Total Convertible Preferred Stocks	—	862,518	—	862,518
Corporate Bonds & Notes	—	84,697,709	—	84,697,709
Foreign Government Obligations	—	31,323,982	—	31,323,982
Inflation-Indexed Bonds	—	1,062,635	—	1,062,635
Municipal Bonds	—	2,748,687	—	2,748,687
Preferred Debt	196,652	—	—	196,652
Residential Mortgage-Backed Securities - Agency	—	33,623,995	—	33,623,995
Residential Mortgage-Backed Securities - Non-Agency	—	40,945,783	—	40,945,783
Rights
Health Care	—	—	331,752	331,752
Materials	—	—	113,487	113,487
Total Rights	—	—	445,239	445,239
Senior Loans	—	777,916	—	777,916
Treasury Bills	—	4,969,970	—	4,969,970
U.S. Treasury Obligations	—	10,898,083	—	10,898,083
Money Market Funds	208,710,318	—	—	208,710,318
Total Investments in Securities	208,906,970	243,690,789	445,239	453,042,998
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,523,070	—	1,523,070
Futures Contracts	1,805,154	—	—	1,805,154
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	49

Consolidated Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(1,725,283)	—	(1,725,283)
Futures Contracts	(2,058,818)	—	—	(2,058,818)
Swap Contracts	—	(4,348)	—	(4,348)
Total	208,653,306	243,484,228	445,239	452,582,773

*	Rounds to zero.
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2023 ($)
Common Stocks	10,610,268	—	200,273	(95,279)	—	(10,715,262)	—	—	—
Residential Mortgage-Backed Securities - Non-Agency	556,698	—	—	—	—	—	—	(556,698)	—
Rights	21,310	—	59,852	33,960	389,969	(59,852)	—	—	445,239
Senior Loans	138,649	(8)	(23,588)	12,375	—	(127,428)	—	—	—
Common Stocks - Investments Sold Short	(20,890)	—	—	—	20,890	—	—	—	—
Total	11,306,035	(8)	236,537	(48,944)	410,859	(10,902,542)	—	(556,698)	445,239
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2023 was $55,271, which is comprised of Rights.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and rights classified as Level 3 securities are valued using an income approach and considered estimates of future distributions from the company. Significant increases (decreases) to any of these estimates would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
50	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $259,779,823)	$244,332,680
Affiliated issuers (cost $208,693,757)	208,710,318
Cash	2,864
Foreign currency (cost $64,748)	64,440
Cash collateral held at broker for:
Forward foreign currency exchange contracts	2,440,000
Margin deposits on:
Futures contracts	11,197,247
Swap contracts	183,235
Unrealized appreciation on forward foreign currency exchange contracts	1,523,070
Receivable for:
Investments sold	491,529
Investments sold on a delayed delivery basis	12,874,083
Capital shares sold	375,202
Dividends	947,929
Interest	2,035,170
Foreign tax reclaims	40,529
Variation margin for futures contracts	611,218
Trustees’ fees	95,160
Prepaid expenses	6,971
Total assets	485,931,645
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,725,283
Payable for:
Investments purchased	444,455
Investments purchased on a delayed delivery basis	43,573,190
Capital shares redeemed	534,688
Variation margin for futures contracts	998,543
Variation margin for swap contracts	3,737
Foreign capital gains taxes deferred	1,333
Management services fees	13,227
Transfer agent fees	45,184
Trustees’ fees	116,617
Other expenses	60,770
Total liabilities	47,517,027
Net assets applicable to outstanding capital stock	$438,414,618
Represented by
Paid in capital	522,259,289
Total distributable earnings (loss)	(83,844,671)
Total - representing net assets applicable to outstanding capital stock	$438,414,618
Institutional Class
Net assets	$438,414,618
Shares outstanding	47,689,475
Net asset value per share	$9.19
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	51

Consolidated Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$1,589,031
Dividends — affiliated issuers	8,071,486
Interest	11,345,265
Interfund lending	13,411
Foreign taxes withheld	(48,328)
Total income	20,970,865
Expenses:
Management services fees	5,679,340
Transfer agent fees
Institutional Class	589,019
Trustees’ fees	25,057
Custodian fees	101,683
Printing and postage fees	63,606
Registration fees	46,739
Accounting services fees	58,895
Legal fees	18,663
Interest on collateral	7,826
Dividends and interest on securities sold short	146,096
Compensation of chief compliance officer	99
Other	22,473
Total expenses	6,759,496
Net investment income	14,211,369
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,677,082)
Investments — affiliated issuers	16,458
Foreign currency translations	(185,331)
Forward foreign currency exchange contracts	1,713,979
Futures contracts	(1,864,581)
Option contracts purchased	(756,315)
Option contracts written	(105,297)
Securities sold short	(739,497)
Swap contracts	(207,803)
Net realized loss	(10,805,469)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,298,286
Investments — affiliated issuers	25,784
Foreign currency translations	107,154
Forward foreign currency exchange contracts	(2,458,747)
Futures contracts	(4,635,150)
Option contracts purchased	134,578
Option contracts written	(14,670)
Securities sold short	(11,911)
Swap contracts	233,730
Foreign capital gains tax	(1,333)
Net change in unrealized appreciation (depreciation)	1,677,721
Net realized and unrealized loss	(9,127,748)
Net increase in net assets resulting from operations	$5,083,621
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
52	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Consolidated Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$14,211,369	$2,467,772
Net realized gain (loss)	(10,805,469)	31,428,278
Net change in unrealized appreciation (depreciation)	1,677,721	(20,081,146)
Net increase in net assets resulting from operations	5,083,621	13,814,904
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(37,236,968)	(7,521,528)
Total distributions to shareholders	(37,236,968)	(7,521,528)
Increase (decrease) in net assets from capital stock activity	(63,800,915)	3,155,658
Total increase (decrease) in net assets	(95,954,262)	9,449,034
Net assets at beginning of year	534,368,880	524,919,846
Net assets at end of year	$438,414,618	$534,368,880

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Shares sold	10,253,167	95,719,139	13,339,999	128,899,389
Distributions reinvested	4,119,134	37,236,968	797,617	7,521,528
Shares redeemed	(21,241,847)	(196,757,022)	(13,831,115)	(133,265,259)
Net increase (decrease)	(6,869,546)	(63,800,915)	306,501	3,155,658
Total net increase (decrease)	(6,869,546)	(63,800,915)	306,501	3,155,658
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	53

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended August 31,
	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of period	$9.79	$9.68	$9.38	$9.36	$9.08
Income (loss) from investment operations:
Net investment income	0.26(a)	0.05	0.02	0.08	0.22
Net realized and unrealized gain (loss)	(0.16)	0.20	0.36	0.13	0.19
Total from investment operations	0.10	0.25	0.38	0.21	0.41
Distributions to shareholders
Distributions from net investment income	(0.67)	(0.14)	(0.08)	(0.19)	(0.13)
Distributions from net realized gains	(0.03)	—	—	—	—
Total distributions to shareholders	(0.70)	(0.14)	(0.08)	(0.19)	(0.13)
Net asset value, end of period	$9.19	$9.79	$9.68	$9.38	$9.36
Total return	1.14%	2.60%	4.12%	2.34%	4.62%
Ratios to average net assets
Total gross expenses(b)	1.31%(c),(d)	1.31%(c),(d)	1.36%(c),(d)	1.39%(c)	1.27%(c)
Total net expenses(b),(e)	1.31%(c),(d)	1.31%(c),(d)	1.36%(c),(d)	1.39%(c)	1.27%(c)
Net investment income	2.75%(a)	0.47%	0.23%	0.91%	2.43%
Supplemental data
Net assets, end of period (in thousands)	$438,415	$534,369	$524,920	$480,367	$502,726
Portfolio turnover	200%	171%	203%	188%	226%

Notes to Consolidated Financial Highlights
(a)	Includes income resulting from special dividends. The effect of these amounted to:

Class	Net investment income per share	Net investment income ratio
Year Ended 8/31/2023
Institutional Class	0.01	0.08%

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	8/31/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019
Institutional Class	0.03%	0.04%	0.10%	0.10%	—%

(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
54	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Notes to Consolidated Financial Statements
August 31, 2023
Note 1. Organization
Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At August 31, 2023, each Subsidiary’s financial statement information is as follows:
	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	1.44%	2.60%
Net assets	$6,294,297	$11,401,650
Net investment income (loss)	237,721	264,055
Net realized gain (loss)	(3,511,093)	(4,828,024)
Net change in unrealized appreciation (depreciation)	(340,948)	367,432
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates, and to group retirement plan recordkeeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan recordkeeper to offer and/or service Institutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment manager or consultant to the recordkeeper’s group retirement platform. The Fund does not currently offer Institutional 3 Class shares. The Fund offers the share class listed in the Consolidated Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	55

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
56	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	57

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to generate total return through long and short positions versus the U.S. dollar and to generate alpha. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
58	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, the commodities market, the government bond market, the currency market and to generate alpha. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity risk, to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	59

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. Total return swap contracts are subject to the risk that the counterparty may not fulfill its obligations under the contract. This risk is offset by the daily exchange of variation margin with the swap counterparty.
60	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2023:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	537,458*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,523,070
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	255,414*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	371,268*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	641,014*
Total		3,328,224

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	202,893*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,725,283
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	242,386*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,424,102*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	4,348*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	189,437*
Total		3,788,449

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	61

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(7,989,010)	—	—	—	(7,989,010)
Equity risk	—	(2,404,196)	(756,315)	(105,297)	7,604	(3,258,204)
Foreign exchange risk	1,713,979	1,337,135	—	—	—	3,051,114
Interest rate risk	—	7,191,490	—	—	(215,407)	6,976,083
Total	1,713,979	(1,864,581)	(756,315)	(105,297)	(207,803)	(1,220,017)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	19,102	—	—	—	19,102
Equity risk	—	324,893	134,578	(14,670)	(11,482)	433,319
Foreign exchange risk	(2,458,747)	(1,927,439)	—	—	—	(4,386,186)
Interest rate risk	—	(3,051,706)	—	—	245,212	(2,806,494)
Total	(2,458,747)	(4,635,150)	134,578	(14,670)	233,730	(6,740,259)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended August 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	143,572,714
Futures contracts — short	389,885,233

Derivative instrument	Average value ($)
Option contracts purchased	80,828
Option contracts written	(28,413)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	2,552,137	(2,604,823)
Interest rate swap contracts	153,515	(320,494)
Total return swap contracts	744	(759)
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
62	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Consolidated Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	63

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Consolidated Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
64	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2023:
	ANZ Securities ($)	Barclays ($)	CIBC ($)	Citi ($) (a)	Citi ($) (a)	Citi ($) (a)	Goldman Sachs ($)	HSBC ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)	RBC Capital Markets ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	22,360	135,417	62,973	-	400	251,588	92,200	126,574	206,605	234,892	192,894	15,846	385	104,256	76,680	1,523,070
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	3,737	-	-	-	-	-	-	-	-	-	-	-	3,737
Forward foreign currency exchange contracts	41,983	80,573	45,370	-	181	178,654	83,453	89,368	646,921	160,539	240,090	21,220	59,143	53,648	24,140	1,725,283
Total liabilities	41,983	80,573	45,370	3,737	181	178,654	83,453	89,368	646,921	160,539	240,090	21,220	59,143	53,648	24,140	1,729,020
Total financial and derivative net assets	(19,623)	54,844	17,603	(3,737)	219	72,934	8,747	37,206	(440,316)	74,353	(47,196)	(5,374)	(58,758)	50,608	52,540	(205,950)
Total collateral received (pledged) (c)	-	-	-	(3,737)	-	-	-	-	(440,316)	-	-	-	-	-	-	(444,053)
Net amount (d)	(19,623)	54,844	17,603	-	219	72,934	8,747	37,206	-	74,353	(47,196)	(5,374)	(58,758)	50,608	52,540	238,103

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Multi-Manager Alternative Strategies Fund | Annual Report 2023	65

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Consolidated Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
66	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 1.10% of the Fund’s average daily net assets.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	67

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AlphaSimplex Group, LLC, Crabel Capital Management, LLC, Manulife Investment Management (US) LLC and TCW Investment Management Company LLC, each of which subadvises a portion of the assets of the Fund. Prior to August 25, 2023, Water Island Capital, LLC served as a subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.11
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
68	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Institutional Class	1.37%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, tax straddles, investments in partnerships and/or grantor trusts, investments in certain convertible securities, deemed distributions, principal and/or interest from fixed income securities, defaulted securities/troubled debt, late-year ordinary losses, post-October capital losses, trustees’ deferred compensation, non-deductible expenses, investments in commodity subsidiaries, swap investments, passive foreign investment company (pfic) holdings, excess distributions, foreign capital gains tax and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(867,752)	956,076	(88,324)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
37,236,968	—	37,236,968	7,521,528	—	7,521,528
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	69

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	—	(58,413,408)
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
513,377,009	—	(58,413,408)	(58,413,408)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	8,686,092
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2023, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2023.
Late year ordinary losses ($)	Post-October capital losses ($)
1,770,217	16,465,087
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $673,119,897 and $774,772,595, respectively, for the year ended August 31, 2023, of which $353,791,635 and $335,448,737, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $29,192 for the year ended August 31, 2023.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund
70	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	6,371,429	4.94	14
Interest income earned by the Fund is recorded as interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	71

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
72	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority,
Multi-Manager Alternative Strategies Fund | Annual Report 2023	73

Notes to Consolidated Financial Statements  (continued)
August 31, 2023
enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
74	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Multi-Manager Alternative Strategies Fund  and its subsidiaries (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related consolidated statement of operations for the year ended August 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the consolidated financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	75

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends
5.68%	4.37%	0.15%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
76	Multi-Manager Alternative Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Multi-Manager Alternative Strategies Fund | Annual Report 2023	77

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
78	Multi-Manager Alternative Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Multi-Manager Alternative Strategies Fund | Annual Report 2023	79

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
80	Multi-Manager Alternative Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	81

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
82	Multi-Manager Alternative Strategies Fund | Annual Report 2023

 Approval of Management and SubadvisoryAgreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Alternative Strategies Fund (the Fund).  Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of AlphaSimplex Group, LLC (AlphaSimplex), Crabel Capital Management, LLC (Crabel), Manulife Investment Management (US) LLC (Manulife), TCW Investment Management Company LLC (TCW) and Water Island Capital, LLC (Water Island) (collectively, the Subadvisers), the Subadvisers provide portfolio management and related services for the Fund. On June 22, 2023, the Fund’s Board of Trustees approved the termination of Water Island. Such termination became effective on August 25, 2023.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements).  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel) to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 22, 2023 Board meeting (the June 2023 Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms.  At the June 2023 Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
Multi-Manager Alternative Strategies Fund | Annual Report 2023	83

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements. The Board took into account that the renewal of the Water Island Subadvisory Agreement was only for a brief period given its termination.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated subadvisers.  With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process.  The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement.  In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed.  The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager.  It was observed that no changes were
84	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and each of the Subadvisory Agreements. The Board took into account that the renewal of the Water Island Subadvisory Agreement was only for a brief period given its termination.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund.  The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance.  The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate a Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, and the Investment Manager’s evaluation of the contribution of each Subadviser to the Fund’s investment mandate.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements. The Board took into account that the renewal of the Water Island Subadvisory Agreement was only for a brief period given its termination.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund.  The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser.  After reviewing these and related factors, the Board concluded,
Multi-Manager Alternative Strategies Fund | Annual Report 2023	85

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements. The Board took into account that the renewal of the Water Island Subadvisory Agreement was only for a brief period given its termination.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and each of the Subadvisory Agreements. The Board took into account that the renewal of the Water Island Subadvisory Agreement was only for a brief period given its termination.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.  The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.  The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement.  In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and each of the Subadvisory Agreements.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements. The Board took into account that the renewal of the Water Island Subadvisory Agreement was only for a brief period given its termination.
APPROVAL OF SUBADVISORY AGREEMENT
At its meeting on March 10, 2023, the Board, including the Independent Trustees, unanimously approved the Subadvisory Agreement between the Investment Manager and AlphaSimplex as a result of the upcoming acquisition of AlphaSimplex by Virtus Partners, Inc., a wholly-owned subsidiary of Virtus Investment Partners, Inc. (Virtus).
86	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
The Independent Trustees considered that no material portfolio management team, investment strategy/process or compliance-related changes were expected to occur as a result of the transaction.  The Independent Trustees considered that AlphaSimplex had confirmed that there would not be any change to the nature or quality of the services provided as a result of the transaction.  The Independent Trustees noted that the proposed Subadvisory Agreement was substantially similar to the current subadvisory agreement and that no changes to subadvisory fees were proposed. The Independent Trustees considered the Fund’s performance, specifically noting Columbia Threadneedle’s view that it had met expectations.  The Independent Trustees also considered the fees and expenses of the Fund, the subadvisory fees paid to AlphaSimplex and relevant comparisons thereof to those of peers and other Funds.  The Independent Trustees also took into account Columbia Threadneedle’s view that the transaction would not adversely impact AlphaSimplex’s financial wherewithal so as to impact the level and quality of services provided to the Fund.
The Independent Trustees noted the discussion, which is described below, relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and Board meetings in June 2022 (the June 2022 Meeting) and, in that connection, the discussion by Independent Legal Counsel of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the Investment Company Act of 1940, as amended (the 1940 Act) and the factors that should be considered in determining whether to approve or renew an investment management agreement.  Independent legal counsel indicated that the Independent Trustees should apply these factors in considering the Subadvisory Agreement.
Independent legal counsel further indicated that the Independent Trustees should take into account the variety of written materials and oral presentations they received at their meetings in March 2023 as well as all of the information previously considered at the June 2022 Meeting regarding the proposed  renewal of the Fund’s then-existing advisory and subadvisory agreements.
After considering the factors described above relating to the Subadvisory Agreement between the Investment Manager and AlphaSimplex, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the current Subadvisory Agreement in June 2022, the Board, including all of the Independent Trustees, approved the proposed Subadvisory Agreement between the Investment Manager and AlphaSimplex.
General conclusions in connection with the Trustees’ previous approval of the continuance of the fund’s existing advisory agreements
On an annual basis, the Board, including the Independent Trustees, considers renewal of the Management Agreement and the subadvisory agreements.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge, and comprehensive responses to written requests for information by Independent Legal Counsel to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at the June 2022 Meeting, considered the renewal of the Management Agreement and the Subadvisory Agreements with each of the Subadvisers for additional one-year terms.  The Board, at its September 16, 2021 Board meeting, approved the engagement of Crabel as a subadviser to the Fund for an initial two-year term.  At the June 2022 Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements.  Among other things, the information and factors considered included the following:
Multi-Manager Alternative Strategies Fund | Annual Report 2023	87

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices; Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers.  With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.  The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.  The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
88	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process.  The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement.  In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed.  The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager.  It was observed that no changes were recommended to the Subadvisory Agreements.  The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund.  In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the Fund’s subadvisers) had been taken to help improve the Fund’s performance.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance.  The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadvisers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate and the Investment Manager’s willingness to take steps intended to improve performance.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	89

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund.  The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide comparable subadvisory services.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.  The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities
90	Multi-Manager Alternative Strategies Fund | Annual Report 2023

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
through other means for sharing economies of scale with shareholders.  The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement.  In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements.  In reaching its conclusions, no single factor was determinative.  On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Multi-Manager Alternative Strategies Fund | Annual Report 2023	91

Multi-Manager Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN100_08_N01_(10/23)

Annual Report
August 31, 2023
Columbia Contrarian Core Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Contrarian Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Contrarian Core Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	18.28	11.44	12.17
	Including sales charges		11.47	10.13	11.50
Advisor Class		11/08/12	18.55	11.71	12.45
Class C	Excluding sales charges	12/09/02	17.38	10.60	11.32
	Including sales charges		16.38	10.60	11.32
Institutional Class		12/14/92	18.58	11.72	12.45
Institutional 2 Class		11/08/12	18.66	11.80	12.55
Institutional 3 Class		11/08/12	18.70	11.86	12.61
Class R		09/27/10	17.99	11.16	11.89
Class V	Excluding sales charges	02/12/93	18.28	11.44	12.15
	Including sales charges		11.50	10.13	11.49
Russell 1000 Index			15.40	10.77	12.55
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Contrarian Core Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2023)
Common Stocks	97.8
Money Market Funds	2.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2023)
Communication Services	13.2
Consumer Discretionary	7.1
Consumer Staples	5.9
Energy	3.9
Financials	12.6
Health Care	14.0
Industrials	9.2
Information Technology	28.9
Materials	2.6
Real Estate	1.2
Utilities	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Contrarian Core Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2023, Class A shares of Columbia Contrarian Core Fund returned 18.28% excluding sales charges. The Fund’s benchmark, the Russell 1000 Index, returned 15.40%.
Market overview
The broad U.S. equity market delivered strong gains during the annual period, despite continued concerns about a future economic slowdown and a series of rate hikes by the U.S. Federal Reserve (Fed) that tapered from aggressive to more measured by period-end to tame stubborn inflation. Momentum picked up as the period progressed as better-than-feared earnings drove equity gains. The period, however, was far from smooth.
In March 2023, the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse led to fears of a financial crisis. In response, the Fed created a lending facility to support bank liquidity while the market began to price in multiple cuts in the federal funds target rate over the second half of 2023. At its March 2023 meeting the Fed raised the federal funds target rate by another quarter-point to a range of 4.75% to 5.0%. The rate hike was generally welcomed by investors as a signal that the Fed viewed the financial system as remaining on stable footing.
Inflation continued to decline as the period progressed.  Through August 2023, the rate of year-over-year U.S. inflation had decelerated to 3.7%, a meaningful reduction from the four-decade high of 9.1% in June 2022, though still higher than the Fed’s 2% inflation target. Nonetheless, with the economy displaying surprising resilience and employment remaining historically robust, the Fed implemented additional 25 basis point increases at its early May and late July meetings, bringing the federal funds target rate to the 5.25% to 5.50% range.
Sentiment remained quite positive through the latter months of the period, as the Fed slowed its pace of rate hikes in response to cooling inflation. Investors were further encouraged by the fact that economic growth and corporate earnings — while slowing — did not decline to the extent that the markets had anticipated in late 2022. These factors combined to fuel an impressive gain for equities, but the majority of the positive return was generated by a small group of mega-cap technology-related stocks. Much of the relative strength in this area comes from companies expected to benefit from the evolution of artificial intelligence (AI). The growth style strongly outpaced value as a result, with returns of 21.94% and 8.59%, respectively, for the Russell 1000 Growth Index and the Russell 1000 Value Index. The small-cap Russell 2000 Index, which is less influenced by AI-related trends and is more sensitive to concerns about the banking sector, returned 4.65%, unable to keep pace with the rally in large caps.
The Fund’s notable contributors during the period
•	The Fund’s strong performance during the period was led by the performance of its holdings in the information technology, communication services, industrials, financials and health care sectors.
•	Top individual contributors to the Fund’s performance included:
○	NVIDIA Corp., a semiconductor company that is a leading supplier of artificial intelligence hardware and software;
○	Microsoft Corp., a multinational technology company that develops and supports software, services, devices and solutions worldwide; and
○	Eli Lilly & Co., a drug manufacturer that develops and markets human pharmaceuticals worldwide.
The Fund’s notable detractors during the period
•	The largest detracting areas for the Fund during the period included the real estate, materials and utilities sectors.
•	Holdings that detracted most from Fund performance during the period included:
○	American Tower Corp., a real estate investment trust that owns and operates wireless and broadcast communications infrastructure in several countries worldwide;
○	CVS Health Corp., a healthcare company which owns CVS Pharmacy, CVS Caremark and Aetna, among many other brands; and
Columbia Contrarian Core Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	International Flavors & Fragrances, Inc., a chemical company that produces flavors, fragrances and active ingredients for cosmetics.
○	The Fund’s positions in CVS Health and International Flavors & Fragrances were sold in the second half of the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Contrarian Core Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,183.50	1,020.32	5.34	4.94	0.97
Advisor Class	1,000.00	1,000.00	1,185.10	1,021.58	3.97	3.67	0.72
Class C	1,000.00	1,000.00	1,179.10	1,016.53	9.45	8.74	1.72
Institutional Class	1,000.00	1,000.00	1,185.30	1,021.58	3.97	3.67	0.72
Institutional 2 Class	1,000.00	1,000.00	1,185.70	1,021.93	3.58	3.31	0.65
Institutional 3 Class	1,000.00	1,000.00	1,185.50	1,022.18	3.31	3.06	0.60
Class R	1,000.00	1,000.00	1,182.30	1,019.06	6.71	6.21	1.22
Class V	1,000.00	1,000.00	1,183.50	1,020.32	5.34	4.94	0.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Contrarian Core Fund | Annual Report 2023	7

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.6%
Issuer	Shares	Value ($)
Communication Services 12.8%
Entertainment 2.1%
Endeavor Group Holdings, Inc., Class A(a)	3,696,578	80,918,093
Take-Two Interactive Software, Inc.(a)	1,133,871	161,236,456
Total		242,154,549
Interactive Media & Services 8.9%
Alphabet, Inc., Class A(a)	2,132,536	290,387,427
Alphabet, Inc., Class C(a)	2,029,734	278,783,965
Match Group, Inc.(a)	1,306,455	61,233,546
Meta Platforms, Inc., Class A(a)	941,578	278,603,514
Pinterest, Inc., Class A(a)	2,318,772	63,743,042
ZoomInfo Technologies, Inc.(a)	3,578,329	64,481,489
Total		1,037,232,983
Media 0.8%
Comcast Corp., Class A	2,078,163	97,174,902
Wireless Telecommunication Services 1.0%
T-Mobile US, Inc.(a)	849,438	115,735,927
Total Communication Services		1,492,298,361
Consumer Discretionary 6.9%
Automobiles 1.4%
Tesla, Inc.(a)	625,270	161,369,682
Broadline Retail 4.1%
Amazon.com, Inc.(a)	3,451,412	476,329,370
Hotels, Restaurants & Leisure 0.4%
McDonald’s Corp.	157,970	44,413,266
Specialty Retail 0.4%
Lowe’s Companies, Inc.	201,380	46,414,062
Textiles, Apparel & Luxury Goods 0.6%
Tapestry, Inc.	2,324,001	77,435,713
Total Consumer Discretionary		805,962,093
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 5.8%
Consumer Staples Distribution & Retail 2.2%
Dollar Tree, Inc.(a)	96,424	11,798,441
Sysco Corp.	648,279	45,152,632
Walmart, Inc.	1,206,554	196,197,746
Total		253,148,819
Food Products 0.9%
Mondelez International, Inc., Class A	1,462,001	104,182,191
Household Products 1.3%
Procter & Gamble Co. (The)	1,007,013	155,422,387
Personal Care Products 1.4%
Coty, Inc., Class A(a)	5,116,546	59,147,272
Kenvue, Inc.	4,278,988	98,630,673
Total		157,777,945
Total Consumer Staples		670,531,342
Energy 3.8%
Oil, Gas & Consumable Fuels 3.8%
Canadian Natural Resources Ltd.	2,041,668	132,075,503
Chevron Corp.	1,285,990	207,172,989
EOG Resources, Inc.	807,293	103,834,026
Total		443,082,518
Total Energy		443,082,518
Financials 12.3%
Banks 2.4%
Bank of America Corp.	2,220,715	63,667,899
JPMorgan Chase & Co.	990,313	144,912,501
Wells Fargo & Co.	1,574,439	65,008,587
Total		273,588,987
Capital Markets 2.6%
BlackRock, Inc.	254,127	178,026,129
MSCI, Inc.	54,128	29,425,063
S&P Global, Inc.	249,228	97,413,256
Total		304,864,448
Consumer Finance 0.4%
American Express Co.	323,201	51,062,526
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Contrarian Core Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 6.1%
Berkshire Hathaway, Inc., Class B(a)	881,136	317,385,187
MasterCard, Inc., Class A	465,353	192,023,262
Visa, Inc., Class A	795,075	195,334,026
Total		704,742,475
Insurance 0.8%
Aon PLC, Class A	279,274	93,107,159
Total Financials		1,427,365,595
Health Care 13.7%
Biotechnology 3.0%
AbbVie, Inc.	1,051,555	154,536,523
BioMarin Pharmaceutical, Inc.(a)	709,607	64,843,888
Vertex Pharmaceuticals, Inc.(a)	384,874	134,067,009
Total		353,447,420
Health Care Equipment & Supplies 2.9%
Abbott Laboratories	604,382	62,190,908
Boston Scientific Corp.(a)	1,501,489	80,990,317
GE HealthCare Technologies, Inc.	641,685	45,206,708
Medtronic PLC	1,820,929	148,405,713
Total		336,793,646
Health Care Providers & Services 2.6%
Elevance Health, Inc.	398,020	175,928,820
UnitedHealth Group, Inc.	259,126	123,494,269
Total		299,423,089
Life Sciences Tools & Services 2.5%
Danaher Corp.	307,222	81,413,830
IQVIA Holdings, Inc.(a)	362,342	80,668,200
Thermo Fisher Scientific, Inc.	219,914	122,514,089
Total		284,596,119
Pharmaceuticals 2.7%
Eli Lilly & Co.	523,232	289,975,174
Johnson & Johnson	180,223	29,138,455
Total		319,113,629
Total Health Care		1,593,373,903
Industrials 9.0%
Aerospace & Defense 1.5%
RTX Corp.	2,079,125	178,887,915
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.1%
Emerson Electric Co.	1,245,006	122,321,839
Ground Transportation 3.0%
Uber Technologies, Inc.(a)	3,604,693	170,249,650
Union Pacific Corp.	796,416	175,665,477
Total		345,915,127
Industrial Conglomerates 1.9%
General Electric Co.	1,187,105	135,876,038
Honeywell International, Inc.	458,426	86,156,583
Total		222,032,621
Machinery 1.5%
Parker-Hannifin Corp.	425,144	177,242,534
Total Industrials		1,046,400,036
Information Technology 28.2%
Electronic Equipment, Instruments & Components 1.8%
TE Connectivity Ltd.	1,103,007	146,027,097
Zebra Technologies Corp., Class A(a)	211,911	58,277,644
Total		204,304,741
IT Services 2.2%
Accenture PLC, Class A	367,595	119,016,233
International Business Machines Corp.	927,577	136,196,131
Total		255,212,364
Semiconductors & Semiconductor Equipment 7.2%
Advanced Micro Devices, Inc.(a)	558,278	59,021,150
Entegris, Inc.	480,278	48,637,753
Lam Research Corp.	210,735	148,020,264
Marvell Technology, Inc.	877,855	51,135,054
NVIDIA Corp.	902,234	445,297,591
QUALCOMM, Inc.	714,482	81,829,623
Total		833,941,435
Software 10.8%
Adobe, Inc.(a)	315,917	176,705,015
Intuit, Inc.	413,535	224,057,398
Microsoft Corp.	2,422,040	793,847,830
Palo Alto Networks, Inc.(a)	262,987	63,984,737
Total		1,258,594,980

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 6.2%
Apple, Inc.	3,838,001	721,045,248
Total Information Technology		3,273,098,768
Materials 2.5%
Chemicals 1.1%
Sherwin-Williams Co. (The)	477,555	129,761,244
Containers & Packaging 0.7%
Avery Dennison Corp.	436,865	82,296,629
Metals & Mining 0.7%
Newmont Corp.	2,004,512	79,017,863
Total Materials		291,075,736
Real Estate 1.2%
Specialized REITs 1.2%
American Tower Corp.	776,703	140,831,788
Total Real Estate		140,831,788
Utilities 1.4%
Electric Utilities 0.4%
American Electric Power Co., Inc.	587,845	46,087,048
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.0%
DTE Energy Co.	514,932	53,233,670
Public Service Enterprise Group, Inc.	937,736	57,276,915
Total		110,510,585
Total Utilities		156,597,633
Total Common Stocks (Cost $6,385,464,824)		11,340,617,773

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(b),(c)	255,297,267	255,220,678
Total Money Market Funds (Cost $255,183,266)		255,220,678
Total Investments in Securities (Cost: $6,640,648,090)		11,595,838,451
Other Assets & Liabilities, Net		27,270,749
Net Assets		11,623,109,200

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	289,176,047	2,185,710,546	(2,219,689,646)	23,731	255,220,678	(7,171)	8,250,689	255,297,267
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Core Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,492,298,361	—	—	1,492,298,361
Consumer Discretionary	805,962,093	—	—	805,962,093
Consumer Staples	670,531,342	—	—	670,531,342
Energy	443,082,518	—	—	443,082,518
Financials	1,427,365,595	—	—	1,427,365,595
Health Care	1,593,373,903	—	—	1,593,373,903
Industrials	1,046,400,036	—	—	1,046,400,036
Information Technology	3,273,098,768	—	—	3,273,098,768
Materials	291,075,736	—	—	291,075,736
Real Estate	140,831,788	—	—	140,831,788
Utilities	156,597,633	—	—	156,597,633
Total Common Stocks	11,340,617,773	—	—	11,340,617,773
Money Market Funds	255,220,678	—	—	255,220,678
Total Investments in Securities	11,595,838,451	—	—	11,595,838,451
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2023	11

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,385,464,824)	$11,340,617,773
Affiliated issuers (cost $255,183,266)	255,220,678
Receivable for:
Investments sold	49,411,407
Capital shares sold	3,243,561
Dividends	16,724,985
Foreign tax reclaims	251,337
Trustees’ fees	872,660
Expense reimbursement due from Investment Manager	9,656
Prepaid expenses	99,131
Total assets	11,666,451,188
Liabilities
Payable for:
Investments purchased	33,026,012
Capital shares redeemed	7,830,174
Management services fees	194,004
Distribution and/or service fees	23,946
Transfer agent fees	1,049,306
Trustees’ fees	1,050,095
Other expenses	168,451
Total liabilities	43,341,988
Net assets applicable to outstanding capital stock	$11,623,109,200
Represented by
Paid in capital	6,463,811,937
Total distributable earnings (loss)	5,159,297,263
Total - representing net assets applicable to outstanding capital stock	$11,623,109,200
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Core Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
August 31, 2023
Class A
Net assets	$1,845,562,671
Shares outstanding	61,803,154
Net asset value per share	$29.86
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$31.68
Advisor Class
Net assets	$572,425,226
Shares outstanding	18,435,297
Net asset value per share	$31.05
Class C
Net assets	$304,121,126
Shares outstanding	12,092,307
Net asset value per share	$25.15
Institutional Class
Net assets	$4,866,117,310
Shares outstanding	160,889,972
Net asset value per share	$30.25
Institutional 2 Class
Net assets	$810,031,990
Shares outstanding	26,106,075
Net asset value per share	$31.03
Institutional 3 Class
Net assets	$2,916,211,156
Shares outstanding	93,884,101
Net asset value per share	$31.06
Class R
Net assets	$122,287,962
Shares outstanding	4,098,580
Net asset value per share	$29.84
Class V
Net assets	$186,351,759
Shares outstanding	6,336,301
Net asset value per share	$29.41
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$31.20
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2023	13

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$140,647,676
Dividends — affiliated issuers	8,250,689
Interfund lending	4,530
Foreign taxes withheld	(1,184,721)
Total income	147,718,174
Expenses:
Management services fees	64,886,977
Distribution and/or service fees
Class A	4,177,186
Class C	3,245,193
Class R	551,762
Class V	424,380
Transfer agent fees
Class A	2,175,486
Advisor Class	697,130
Class C	423,022
Institutional Class	5,747,369
Institutional 2 Class	408,675
Institutional 3 Class	168,385
Class R	143,699
Class V	221,032
Trustees’ fees	209,719
Custodian fees	50,678
Printing and postage fees	385,169
Registration fees	281,380
Accounting services fees	32,518
Legal fees	149,425
Compensation of chief compliance officer	1,955
Other	174,555
Total expenses	84,555,695
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,371,756)
Expense reduction	(5,966)
Total net expenses	82,177,973
Net investment income	65,540,201
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	239,482,708
Investments — affiliated issuers	(7,171)
Foreign currency translations	(15,240)
Net realized gain	239,460,297
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,549,082,416
Investments — affiliated issuers	23,731
Foreign currency translations	2,365
Net change in unrealized appreciation (depreciation)	1,549,108,512
Net realized and unrealized gain	1,788,568,809
Net increase in net assets resulting from operations	$1,854,109,010
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Core Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$65,540,201	$61,840,347
Net realized gain	239,460,297	1,156,760,456
Net change in unrealized appreciation (depreciation)	1,549,108,512	(2,864,242,888)
Net increase (decrease) in net assets resulting from operations	1,854,109,010	(1,645,642,085)
Distributions to shareholders
Net investment income and net realized gains
Class A	(149,270,484)	(248,040,955)
Advisor Class	(48,346,525)	(83,993,104)
Class C	(35,779,204)	(71,648,177)
Institutional Class	(403,323,637)	(648,750,792)
Institutional 2 Class	(65,673,680)	(101,640,489)
Institutional 3 Class	(238,634,909)	(399,260,986)
Class R	(9,716,828)	(16,900,701)
Class V	(15,368,822)	(25,882,833)
Total distributions to shareholders	(966,114,089)	(1,596,118,037)
Increase in net assets from capital stock activity	170,026,433	624,160,386
Total increase (decrease) in net assets	1,058,021,354	(2,617,599,736)
Net assets at beginning of year	10,565,087,846	13,182,687,582
Net assets at end of year	$11,623,109,200	$10,565,087,846
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2023	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	7,129,742	191,743,255	7,173,174	225,974,029
Distributions reinvested	5,523,577	137,095,179	7,052,274	228,282,119
Shares redeemed	(10,921,645)	(292,220,451)	(10,586,589)	(331,438,652)
Net increase	1,731,674	36,617,983	3,638,859	122,817,496
Advisor Class
Shares sold	3,283,219	91,587,827	3,894,443	126,057,847
Distributions reinvested	1,825,854	47,034,007	2,426,602	81,266,896
Shares redeemed	(6,466,040)	(179,431,587)	(5,207,867)	(168,960,931)
Net increase (decrease)	(1,356,967)	(40,809,753)	1,113,178	38,363,812
Class C
Shares sold	1,174,269	26,906,304	1,356,379	37,187,816
Distributions reinvested	1,660,206	34,897,527	2,477,529	69,370,813
Shares redeemed	(6,557,509)	(148,608,689)	(5,166,302)	(140,541,479)
Net decrease	(3,723,034)	(86,804,858)	(1,332,394)	(33,982,850)
Institutional Class
Shares sold	24,966,941	679,174,554	18,000,362	572,977,701
Distributions reinvested	15,126,986	379,536,090	18,595,718	608,079,971
Shares redeemed	(33,756,925)	(910,968,627)	(25,901,207)	(821,657,440)
Net increase	6,337,002	147,742,017	10,694,873	359,400,232
Institutional 2 Class
Shares sold	5,034,882	135,545,234	2,116,482	68,996,293
Distributions reinvested	2,550,154	65,615,470	3,036,132	101,558,621
Shares redeemed	(4,642,180)	(129,112,789)	(4,780,790)	(156,247,153)
Net increase	2,942,856	72,047,915	371,824	14,307,761
Institutional 3 Class
Shares sold	15,382,535	427,937,880	11,315,637	364,235,729
Distributions reinvested	7,428,333	191,279,561	9,291,200	310,976,452
Shares redeemed	(20,526,088)	(581,278,109)	(17,531,135)	(567,306,226)
Net increase	2,284,780	37,939,332	3,075,702	107,905,955
Class R
Shares sold	522,289	14,600,015	414,445	13,254,917
Distributions reinvested	388,765	9,656,926	517,344	16,761,949
Shares redeemed	(894,249)	(23,972,778)	(775,349)	(24,498,125)
Net increase	16,805	284,163	156,440	5,518,741
Class V
Shares sold	142,636	3,513,820	198,920	6,295,381
Distributions reinvested	458,280	11,200,364	586,499	18,726,926
Shares redeemed	(440,622)	(11,704,550)	(491,137)	(15,193,068)
Net increase	160,294	3,009,634	294,282	9,829,239
Total net increase	8,393,410	170,026,433	18,012,764	624,160,386
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Core Fund | Annual Report 2023

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Columbia Contrarian Core Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2023	$27.82	0.11	4.46	4.57	(0.06)	(2.47)	(2.53)
Year Ended 8/31/2022	$36.54	0.10	(4.35)	(4.25)	(0.07)	(4.40)	(4.47)
Year Ended 8/31/2021	$29.79	0.09	8.94	9.03	(0.17)	(2.11)	(2.28)
Year Ended 8/31/2020	$25.48	0.18	5.65	5.83	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$27.19	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Advisor Class
Year Ended 8/31/2023	$28.84	0.18	4.64	4.82	(0.14)	(2.47)	(2.61)
Year Ended 8/31/2022	$37.70	0.19	(4.49)	(4.30)	(0.16)	(4.40)	(4.56)
Year Ended 8/31/2021	$30.66	0.18	9.21	9.39	(0.24)	(2.11)	(2.35)
Year Ended 8/31/2020	$26.19	0.25	5.80	6.05	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.89	0.29	0.19	0.48	(0.28)	(1.90)	(2.18)
Class C
Year Ended 8/31/2023	$23.94	(0.08)	3.76	3.68	—	(2.47)	(2.47)
Year Ended 8/31/2022	$32.19	(0.12)	(3.73)	(3.85)	—	(4.40)	(4.40)
Year Ended 8/31/2021	$26.53	(0.13)	7.90	7.77	—	(2.11)	(2.11)
Year Ended 8/31/2020	$22.84	(0.02)	5.04	5.02	(0.04)	(1.29)	(1.33)
Year Ended 8/31/2019	$24.57	0.04	0.15	0.19	(0.02)	(1.90)	(1.92)
Institutional Class
Year Ended 8/31/2023	$28.16	0.18	4.52	4.70	(0.14)	(2.47)	(2.61)
Year Ended 8/31/2022	$36.92	0.18	(4.38)	(4.20)	(0.16)	(4.40)	(4.56)
Year Ended 8/31/2021	$30.07	0.18	9.02	9.20	(0.24)	(2.11)	(2.35)
Year Ended 8/31/2020	$25.71	0.24	5.70	5.94	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.42	0.29	0.18	0.47	(0.28)	(1.90)	(2.18)
Institutional 2 Class
Year Ended 8/31/2023	$28.82	0.21	4.63	4.84	(0.16)	(2.47)	(2.63)
Year Ended 8/31/2022	$37.68	0.21	(4.49)	(4.28)	(0.18)	(4.40)	(4.58)
Year Ended 8/31/2021	$30.64	0.20	9.21	9.41	(0.26)	(2.11)	(2.37)
Year Ended 8/31/2020	$26.17	0.27	5.80	6.07	(0.31)	(1.29)	(1.60)
Year Ended 8/31/2019	$27.88	0.32	0.18	0.50	(0.31)	(1.90)	(2.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Core Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2023	$29.86	18.28%	1.00%	0.98%(c)	0.41%	40%	$1,845,563
Year Ended 8/31/2022	$27.82	(13.34%)	0.99%	0.99%(c)	0.32%	49%	$1,671,377
Year Ended 8/31/2021	$36.54	32.15%	1.00%(d)	1.00%(c),(d)	0.29%	47%	$2,061,801
Year Ended 8/31/2020	$29.79	23.80%	1.02%	1.02%(c)	0.67%	51%	$1,648,211
Year Ended 8/31/2019	$25.48	2.49%	1.03%(d)	1.03%(d)	0.91%	53%	$1,568,622
Advisor Class
Year Ended 8/31/2023	$31.05	18.55%	0.75%	0.73%(c)	0.66%	40%	$572,425
Year Ended 8/31/2022	$28.84	(13.09%)	0.74%	0.74%(c)	0.57%	49%	$570,718
Year Ended 8/31/2021	$37.70	32.47%	0.75%(d)	0.75%(c),(d)	0.54%	47%	$704,253
Year Ended 8/31/2020	$30.66	24.06%	0.77%	0.77%(c)	0.92%	51%	$586,655
Year Ended 8/31/2019	$26.19	2.74%	0.78%(d)	0.78%(d)	1.16%	53%	$610,686
Class C
Year Ended 8/31/2023	$25.15	17.38%	1.75%	1.73%(c)	(0.34%)	40%	$304,121
Year Ended 8/31/2022	$23.94	(13.95%)	1.74%	1.74%(c)	(0.44%)	49%	$378,576
Year Ended 8/31/2021	$32.19	31.14%	1.75%(d)	1.75%(c),(d)	(0.45%)	47%	$552,047
Year Ended 8/31/2020	$26.53	22.85%	1.77%	1.77%(c)	(0.08%)	51%	$548,126
Year Ended 8/31/2019	$22.84	1.73%	1.78%(d)	1.78%(d)	0.16%	53%	$561,716
Institutional Class
Year Ended 8/31/2023	$30.25	18.58%	0.75%	0.73%(c)	0.66%	40%	$4,866,117
Year Ended 8/31/2022	$28.16	(13.09%)	0.74%	0.74%(c)	0.57%	49%	$4,351,597
Year Ended 8/31/2021	$36.92	32.47%	0.75%(d)	0.75%(c),(d)	0.54%	47%	$5,311,382
Year Ended 8/31/2020	$30.07	24.08%	0.77%	0.77%(c)	0.92%	51%	$4,230,127
Year Ended 8/31/2019	$25.71	2.75%	0.78%(d)	0.78%(d)	1.16%	53%	$3,961,440
Institutional 2 Class
Year Ended 8/31/2023	$31.03	18.66%	0.68%	0.66%	0.73%	40%	$810,032
Year Ended 8/31/2022	$28.82	(13.03%)	0.67%	0.67%	0.64%	49%	$667,505
Year Ended 8/31/2021	$37.68	32.58%	0.68%(d)	0.68%(d)	0.61%	47%	$858,820
Year Ended 8/31/2020	$30.64	24.19%	0.69%	0.69%	1.00%	51%	$653,968
Year Ended 8/31/2019	$26.17	2.81%	0.68%(d)	0.68%(d)	1.25%	53%	$638,213
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2023	$28.85	0.22	4.63	4.85	(0.17)	(2.47)	(2.64)
Year Ended 8/31/2022	$37.72	0.22	(4.49)	(4.27)	(0.20)	(4.40)	(4.60)
Year Ended 8/31/2021	$30.67	0.22	9.21	9.43	(0.27)	(2.11)	(2.38)
Year Ended 8/31/2020	$26.19	0.28	5.81	6.09	(0.32)	(1.29)	(1.61)
Year Ended 8/31/2019	$27.89	0.33	0.19	0.52	(0.32)	(1.90)	(2.22)
Class R
Year Ended 8/31/2023	$27.80	0.04	4.47	4.51	—	(2.47)	(2.47)
Year Ended 8/31/2022	$36.52	0.02	(4.34)	(4.32)	—	(4.40)	(4.40)
Year Ended 8/31/2021	$29.78	0.01	8.94	8.95	(0.10)	(2.11)	(2.21)
Year Ended 8/31/2020	$25.48	0.11	5.64	5.75	(0.16)	(1.29)	(1.45)
Year Ended 8/31/2019	$27.18	0.16	0.19	0.35	(0.15)	(1.90)	(2.05)
Class V
Year Ended 8/31/2023	$27.44	0.11	4.39	4.50	(0.06)	(2.47)	(2.53)
Year Ended 8/31/2022	$36.09	0.10	(4.28)	(4.18)	(0.07)	(4.40)	(4.47)
Year Ended 8/31/2021	$29.45	0.09	8.83	8.92	(0.17)	(2.11)	(2.28)
Year Ended 8/31/2020	$25.22	0.17	5.58	5.75	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$26.93	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Contrarian Core Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2023	$31.06	18.70%	0.63%	0.61%	0.78%	40%	$2,916,211
Year Ended 8/31/2022	$28.85	(13.00%)	0.62%	0.62%	0.69%	49%	$2,642,362
Year Ended 8/31/2021	$37.72	32.64%	0.63%(d)	0.63%(d)	0.66%	47%	$3,338,749
Year Ended 8/31/2020	$30.67	24.26%	0.64%	0.64%	1.05%	51%	$2,487,886
Year Ended 8/31/2019	$26.19	2.90%	0.64%(d)	0.64%(d)	1.30%	53%	$2,123,062
Class R
Year Ended 8/31/2023	$29.84	17.99%	1.25%	1.23%(c)	0.16%	40%	$122,288
Year Ended 8/31/2022	$27.80	(13.55%)	1.24%	1.24%(c)	0.07%	49%	$113,472
Year Ended 8/31/2021	$36.52	31.83%	1.25%(d)	1.25%(c),(d)	0.04%	47%	$143,336
Year Ended 8/31/2020	$29.78	23.47%	1.27%	1.27%(c)	0.42%	51%	$124,853
Year Ended 8/31/2019	$25.48	2.24%	1.28%(d)	1.28%(d)	0.66%	53%	$124,951
Class V
Year Ended 8/31/2023	$29.41	18.28%	1.00%	0.98%(c)	0.41%	40%	$186,352
Year Ended 8/31/2022	$27.44	(13.32%)	0.99%	0.99%(c)	0.32%	49%	$169,480
Year Ended 8/31/2021	$36.09	32.14%	1.00%(d)	1.00%(c),(d)	0.29%	47%	$212,301
Year Ended 8/31/2020	$29.45	23.73%	1.02%	1.02%(c)	0.67%	51%	$172,192
Year Ended 8/31/2019	$25.22	2.52%	1.03%(d)	1.03%(d)	0.91%	53%	$150,836
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2023	21

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Contrarian Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Contrarian Core Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
August 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
24	Columbia Contrarian Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.555% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.611% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Contrarian Core Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
August 31, 2023
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $5,966.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	993,407
Class C	—	1.00(b)	15,975
Class V	5.75	0.50 - 1.00(a)	69

26	Columbia Contrarian Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	0.97%	1.03%
Advisor Class	0.72	0.78
Class C	1.72	1.78
Institutional Class	0.72	0.78
Institutional 2 Class	0.65	0.71
Institutional 3 Class	0.60	0.66
Class R	1.22	1.28
Class V	0.97	1.03
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(15,240)	15,241	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Contrarian Core Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
August 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
48,273,287	917,840,802	966,114,089	242,751,172	1,353,366,865	1,596,118,037
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
41,562,573	205,458,702	—	4,913,308,252
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,682,530,199	4,996,740,309	(83,432,057)	4,913,308,252
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,205,734,300 and $4,936,130,486, respectively, for the year ended August 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Contrarian Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,885,714	5.07	7
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
Columbia Contrarian Core Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
August 31, 2023
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At August 31, 2023, affiliated shareholders of record owned 25.1% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30	Columbia Contrarian Core Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Contrarian Core Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Contrarian Core Fund | Annual Report 2023	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$240,616,923
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
32	Columbia Contrarian Core Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Contrarian Core Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
34	Columbia Contrarian Core Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Contrarian Core Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Contrarian Core Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Contrarian Core Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Contrarian Core Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Contrarian Core Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Contrarian Core Fund | Annual Report 2023	39

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the
40	Columbia Contrarian Core Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager, including vehicles subadvised by the Investment Manager, and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.    The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Contrarian Core Fund | Annual Report 2023	41

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Columbia Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN133_08_N01_(10/23)

Annual Report
August 31, 2023
Columbia Emerging Markets Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Emerging Markets Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2008
Robert Cameron
Portfolio Manager
Managed Fund since 2008
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin, CFA
Portfolio Manager
Managed Fund since 2020
Darren Powell, CFA
Portfolio Manager
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	-1.01	-0.12	2.87
	Including sales charges		-6.74	-1.30	2.26
Advisor Class		03/19/13	-0.82	0.11	3.13
Class C	Excluding sales charges	09/28/07	-1.73	-0.87	2.10
	Including sales charges		-2.72	-0.87	2.10
Institutional Class		01/02/98	-0.83	0.11	3.12
Institutional 2 Class		11/08/12	-0.74	0.25	3.27
Institutional 3 Class		11/08/12	-0.74	0.28	3.32
Class R		09/27/10	-1.29	-0.37	2.61
MSCI Emerging Markets Index (Net)			1.25	0.98	2.99
MSCI EAFE Index (Net)			17.92	4.14	4.93
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Emerging Markets Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2023)
Communication Services	9.4
Consumer Discretionary	14.3
Consumer Staples	8.5
Energy	4.3
Financials	26.5
Health Care	3.7
Industrials	10.8
Information Technology	20.8
Materials	0.7
Real Estate	1.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2023)
Brazil	9.0
Canada	0.8
China	25.0
Greece	3.5
Hong Kong	2.0
Country breakdown (%) (at August 31, 2023)
India	17.3
Indonesia	6.9
Kazakhstan	0.6
Malaysia	0.3
Mexico	5.1
Philippines	1.1
Poland	0.7
Russian Federation	0.3
Saudi Arabia	0.5
South Africa	2.8
South Korea	11.1
Taiwan	9.3
Thailand	0.6
Turkey	0.8
United States(a)	2.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Emerging Markets Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2023, Class A shares of Columbia Emerging Markets Fund returned -1.01% excluding sales charges. The Fund’s benchmark, the MSCI Emerging Markets Index (Net), returned 1.25% for the same period, while developed international markets returned 17.92% as gauged by the MSCI EAFE Index (Net).
Market overview
Over the period, emerging markets hit lows following the China National Party Congress in late October of 2022, which raised alarm over the extent to which President Xi Jinping appeared determined to further centralize control. Sentiment rebounded early in 2023 on optimism around China’s reopening after the pandemic lockdown. However, markets would soon retreat on fears of financial system instability in the wake of issues with U.S. regional banks which emerged in February, heightened U.S.-China tensions following the spy balloon incident, and stronger-than-expected U.S. economic data which raised the prospect of further tightening of U.S. Federal Reserve policy.
As the period progressed, markets were encouraged by Chinese government efforts to support the ailing property sector and loosen the reins on private enterprise, along with lower-than-expected inflation and the prospect of central bank rate cuts. In addition, headlines around potential commercial applications for generative artificial intelligence boosted information technology stocks. Factors that constrained market sentiment included continued deterioration in relations between the U.S. and China and surprisingly soft Chinese economic activity despite the government’s loosening of pandemic-era restrictions.
The Chinese market, which is by far the biggest constituent of the MSCI Emerging Markets Index (Net), was the most significant constraint on benchmark performance for the 12 months, posting a -7.53% return.
The period saw many positive developments at the individual country level. Korea and Taiwan are benefiting from the semiconductor cycle bottoming as demand begins to rise, while Indonesia has seen key reforms unlock growth. India is on a new growth cycle, expanding its manufacturing sector, investing in infrastructure, digitalising its economy and encouraging foreign direct investment. In Latin America, Brazil has seen receding political and inflationary risks along with interest rate cuts, while Mexico is benefiting from nearshoring by U.S. companies. In emerging Europe, the Greek economy has been a turnaround story with growth returning and debt on a downward trajectory, while Poland’s economy has been boosted by nearshoring and migration.
The Fund’s notable detractors during the period
•	On the downside, selection within China and Hong Kong weighed most heavily on relative performance, followed by selection within South Africa and Taiwan.
•	With respect to individual detractors, Chinese online retailer JD.com, Inc. reported disappointing core revenue growth driven by very weak consumption of goods along with increased competition.
•	Similarly, Meituan, a shopping platform for locally sourced consumer products and services, has been negatively impacted by new entrants and anemic Chinese consumer spending.
•	Results for Chinese sportswear and sports equipment company Li Ning Co., Ltd. also suffered from the weak consumer demand as well as from increased competition from international brands such as Adidas and Nike.
•	Finally, China Tourism Group Duty Free Corp., Ltd., a duty free store operator, has not been immune from the impact of China’s less-than-robust rebound following reopening.
The Fund’s notable contributors during the period
•	In country terms, security selection was most beneficial to performance relative to the benchmark within Argentina, India and Indonesia. In terms of allocation effects, positioning with respect to Greece and Saudi Arabia proved most additive.
•	With respect to individual stocks, leading contributors included Prio S.A. as the Brazilian oil and gas producer saw its share price boosted by soaring profits driven by improving operational efficiency.
•	Shares of MercadoLibre, Inc., a Latin-American online marketplace, rallied following news of accounting irregularities at competitor Americanas, fueling hopes that MercadoLibre will gain significant market share.
Columbia Emerging Markets Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Indonesian bank PT Bank Rakyat Indonesia Persero Tbk outperformed over the period following the release of encouraging earnings reports reflecting strong loan growth.
•	Sentiment with respect to NetEase, Inc., a Chinese internet company, was supported by a solid pipeline of games which are expected to support growth.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Emerging Markets Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,039.80	1,018.00	7.35	7.27	1.43
Advisor Class	1,000.00	1,000.00	1,040.50	1,019.26	6.07	6.01	1.18
Class C	1,000.00	1,000.00	1,035.60	1,014.22	11.19	11.07	2.18
Institutional Class	1,000.00	1,000.00	1,040.80	1,019.26	6.07	6.01	1.18
Institutional 2 Class	1,000.00	1,000.00	1,041.30	1,019.76	5.56	5.50	1.08
Institutional 3 Class	1,000.00	1,000.00	1,041.10	1,019.96	5.35	5.30	1.04
Class R	1,000.00	1,000.00	1,037.90	1,016.74	8.63	8.54	1.68
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Emerging Markets Fund | Annual Report 2023	7

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Brazil 9.1%
B3 SA - Brasil Bolsa Balcao	3,647,468	9,538,415
Banco BTG Pactual SA	1,880,092	12,327,538
Banco do Brasil SA	544,656	5,214,435
Itaú Unibanco Holding SA, ADR	2,803,498	15,419,239
JBS S/A	683,293	2,555,424
Localiza Rent a Car SA	1,092,539	13,969,885
MercadoLibre, Inc.(a)	12,197	16,738,675
Petroreconcavo S/A	1,079,224	5,060,446
PRIO SA(a)	1,137,549	10,720,694
Sendas Distribuidora S/A	2,110,327	4,939,104
TOTVS SA	1,142,893	6,365,240
WEG SA	1,147,178	8,291,011
Total		111,140,106
Canada 0.8%
Parex Resources, Inc.	512,724	9,702,748
China 25.3%
Alibaba Group Holding Ltd.(a)	1,094,300	12,700,605
ANTA Sports Products Ltd.	425,600	4,797,879
Baidu, Inc. Class A(a)	1,599,500	28,565,855
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	1,247,447	4,922,293
China Animal Healthcare Ltd.(a),(b),(c)	6,354,000	1
China Resources Land Ltd.	2,064,000	8,723,906
China Tourism Group Duty Free Corp., Ltd., Class A	314,087	4,700,740
Eastroc Beverage Group Co., Ltd., Class A	382,997	10,320,413
Full Truck Alliance Co., Ltd., ADR(a)	774,758	5,190,879
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	3,097,907	11,057,622
JD.com, Inc., ADR	142,464	4,731,229
JD.com, Inc., Class A	366,738	6,090,823
Kingdee International Software Group Co., Ltd.(a)	1,774,000	2,741,031
Kweichow Moutai Co., Ltd., Class A	34,873	8,849,607
Li Ning Co., Ltd.	1,466,000	6,928,768
Medlive Technology Co., Ltd.(d)	2,685,573	2,397,293
Meituan, Class B(a)	1,266,640	20,961,822
Midea Group Co., Ltd., Class A	794,600	6,160,509
NetEase, Inc.	1,089,105	22,563,493
Common Stocks (continued)
Issuer	Shares	Value ($)
New Horizon Health Ltd.(a)	964,500	2,134,735
PDD Holdings, Inc., ADR(a)	162,381	16,070,848
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	185,647	6,882,651
Shenzhou International Group Holdings Ltd.	595,200	6,098,634
Songcheng Performance Development Co., Ltd., Class A	5,797,172	9,872,700
Sungrow Power Supply Co., Ltd., Class A	343,624	4,702,378
Tencent Holdings Ltd.	1,519,900	62,985,213
Wuliangye Yibin Co., Ltd., Class A	294,302	6,294,169
WuXi Biologics Cayman, Inc.(a)	1,261,000	7,109,020
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	3,287,951	13,390,635
Total		307,945,751
Greece 3.5%
Eurobank Ergasias SA(a)	3,565,829	6,181,660
JUMBO SA	297,818	9,210,219
National Bank of Greece SA(a)	1,917,972	13,022,593
OPAP SA	467,569	7,895,178
Piraeus Financial Holdings SA(a)	1,963,505	6,765,479
Total		43,075,129
Hong Kong 2.0%
AIA Group Ltd.	593,200	5,367,428
Hong Kong Exchanges and Clearing Ltd.	70,500	2,732,454
Sands China Ltd.(a)	2,410,000	8,152,312
Techtronic Industries Co., Ltd.	842,264	8,306,985
Total		24,559,179
India 17.4%
APL Apollo Tubes Ltd.	210,287	4,254,493
Apollo Hospitals Enterprise Ltd.	132,406	7,693,575
Astral Ltd.	331,748	7,823,314
AU Small Finance Bank Ltd.	1,449,110	12,649,815
Balkrishna Industries Ltd.	121,237	3,400,494
Cholamandalam Investment and Finance Co., Ltd.	805,636	10,909,470
Dixon Technologies India Ltd.(a)	77,151	4,659,556
Eicher Motors Ltd.	125,201	5,043,392
HDFC Bank Ltd., ADR	358,460	22,335,643
ICICI Bank Ltd., ADR	1,417,521	32,843,962
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
IndusInd Bank Ltd.	1,229,116	20,438,554
Larsen & Toubro Ltd.	705,380	23,014,613
Mahindra & Mahindra Ltd.	489,580	9,308,708
Max Healthcare Institute Ltd.(a)	1,635,425	11,652,302
Persistent Systems Ltd.	59,778	3,872,997
Polycab India Ltd.	83,417	5,158,786
Reliance Industries Ltd.	591,711	17,189,827
Reliance Strategic Investments Ltd.(a)	669,194	1,887,473
WNS Holdings Ltd., ADR(a)	121,559	7,943,881
Total		212,080,855
Indonesia 7.0%
Bank Negara Indonesia Persero Tbk PT	21,784,000	13,118,454
PT Astra International Tbk	23,795,600	10,068,031
PT Bank Central Asia Tbk	45,417,400	27,341,532
PT Bank Rakyat Indonesia Persero Tbk	95,902,429	34,936,881
Total		85,464,898
Kazakhstan 0.6%
Kaspi.KZ JSC, GDR, Registered Shares(d)	75,762	7,712,572
Malaysia 0.3%
CIMB Group Holdings Bhd	3,096,000	3,753,051
Mexico 5.1%
Arca Continental SAB de CV	733,074	7,158,548
Banco del Bajio SA	988,177	3,111,072
Corporación Inmobiliaria Vesta SAB de CV	861,780	3,186,218
Grupo Aeroportuario del Centro Norte SAB de CV	596,758	6,921,140
Grupo Aeroportuario del Pacifico SAB de CV	503,376	9,204,573
Grupo Financiero Banorte SAB de CV, Class O	2,276,879	19,326,864
Wal-Mart de Mexico SAB de CV, Class V	3,369,721	13,284,810
Total		62,193,225
Philippines 1.2%
BDO Unibank, Inc.	5,706,240	14,029,238
Poland 0.7%
Dino Polska SA(a)	93,963	8,616,558
Russian Federation 0.3%
Detsky Mir PJSC(a),(b),(c),(e)	5,893,953	0
Fix Price Group PLC, GDR(a),(b),(c),(d),(e)	2,678,663	3,857,275
Total		3,857,275
Common Stocks (continued)
Issuer	Shares	Value ($)
Saudi Arabia 0.5%
Nahdi Medical Co.	138,495	5,599,647
South Africa 2.8%
Absa Group Ltd.	1,046,059	10,085,608
Capitec Bank Holdings Ltd.	94,802	7,955,135
Clicks Group Ltd.	458,070	6,633,950
Shoprite Holdings Ltd.	689,351	9,630,473
Total		34,305,166
South Korea 10.0%
Coupang, Inc.(a)	490,455	9,308,836
Samsung Biologics Co., Ltd.(a)	11,474	6,392,420
Samsung Electro-Mechanics Co., Ltd.	104,478	10,684,244
Samsung Electronics Co., Ltd.	1,149,993	58,162,331
Samsung SDI Co., Ltd.	35,743	16,577,655
SK Hynix, Inc.	220,014	20,230,332
Total		121,355,818
Taiwan 9.4%
ASPEED Technology, Inc.	137,000	11,556,950
Chailease Holding Co., Ltd.	657,594	3,665,699
Delta Electronics	1,340,000	14,481,246
Parade Technologies Ltd.	70,000	1,965,286
Taiwan Semiconductor Manufacturing Co., Ltd.	4,783,048	82,186,912
Total		113,856,093
Thailand 0.6%
PTT Exploration & Production PCL	1,602,000	7,252,622
Turkey 0.8%
BIM Birlesik Magazalar AS	376,069	3,549,858
KOC Holding AS	1,151,982	6,112,594
Total		9,662,452
United States 0.6%
Globant SA(a)	37,977	7,765,157
Total Common Stocks (Cost $888,118,768)		1,193,927,540

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
August 31, 2023
Preferred Stocks 1.2%
Issuer	Shares	Value ($)
South Korea 1.2%
Samsung Electronics Co., Ltd.	361,629	14,761,680
Total Preferred Stocks (Cost $7,719,611)		14,761,680

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(f),(g)	20,368,526	20,362,415
Total Money Market Funds (Cost $20,361,432)		20,362,415
Total Investments in Securities (Cost $916,199,811)		1,229,051,635
Other Assets & Liabilities, Net		(10,843,983)
Net Assets		$1,218,207,652
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2023, the total value of these securities amounted to $3,857,276, which represents 0.32% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2023, the total value of these securities amounted to $13,967,140, which represents 1.15% of total net assets.
(e)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At August 31, 2023, the total market value of these securities amounted to $3,857,275, which represents 0.32% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Detsky Mir PJSC	02/08/2017-12/13/2021	5,893,953	8,677,339	—
Fix Price Group PLC, GDR	03/05/2021-03/08/2021	2,678,663	26,134,618	3,857,275
			34,811,957	3,857,275

(f)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	8,433,007	466,194,978	(454,266,552)	982	20,362,415	(9,436)	592,957	20,368,526
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	111,140,106	—	—	111,140,106
Canada	9,702,748	—	—	9,702,748
China	25,992,956	281,952,794	1	307,945,751
Greece	—	43,075,129	—	43,075,129
Hong Kong	—	24,559,179	—	24,559,179
India	63,123,486	148,957,369	—	212,080,855
Indonesia	—	85,464,898	—	85,464,898
Kazakhstan	—	7,712,572	—	7,712,572
Malaysia	—	3,753,051	—	3,753,051
Mexico	62,193,225	—	—	62,193,225
Philippines	—	14,029,238	—	14,029,238
Poland	—	8,616,558	—	8,616,558
Russian Federation	—	—	3,857,275	3,857,275
Saudi Arabia	—	5,599,647	—	5,599,647
South Africa	—	34,305,166	—	34,305,166
South Korea	9,308,836	112,046,982	—	121,355,818
Taiwan	—	113,856,093	—	113,856,093
Thailand	—	7,252,622	—	7,252,622
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Turkey	—	9,662,452	—	9,662,452
United States	7,765,157	—	—	7,765,157
Total Common Stocks	289,226,514	900,843,750	3,857,276	1,193,927,540
Preferred Stocks
South Korea	—	14,761,680	—	14,761,680
Total Preferred Stocks	—	14,761,680	—	14,761,680
Money Market Funds	20,362,415	—	—	20,362,415
Total Investments in Securities	309,588,929	915,605,430	3,857,276	1,229,051,635
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Fund | Annual Report 2023

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $895,838,379)	$1,208,689,220
Affiliated issuers (cost $20,361,432)	20,362,415
Foreign currency (cost $3,147,413)	1,669,941
Receivable for:
Capital shares sold	605,798
Dividends	1,198,480
Foreign tax reclaims	116,200
Trustees’ fees	156,832
Expense reimbursement due from Investment Manager	2,820
Prepaid expenses	17,503
Total assets	1,232,819,209
Liabilities
Due to custodian	5,063
Payable for:
Investments purchased	8,083,405
Capital shares redeemed	1,132,063
Foreign capital gains taxes deferred	4,866,864
Management services fees	35,167
Distribution and/or service fees	1,449
Transfer agent fees	113,432
Trustees’ fees	196,366
Other expenses	177,748
Total liabilities	14,611,557
Net assets applicable to outstanding capital stock	$1,218,207,652
Represented by
Paid in capital	1,178,205,167
Total distributable earnings (loss)	40,002,485
Total - representing net assets applicable to outstanding capital stock	$1,218,207,652
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2023	13

Statement of Assets and Liabilities  (continued)
August 31, 2023
Class A
Net assets	$167,307,620
Shares outstanding	14,217,825
Net asset value per share	$11.77
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.49
Advisor Class
Net assets	$45,924,947
Shares outstanding	3,804,116
Net asset value per share	$12.07
Class C
Net assets	$8,090,855
Shares outstanding	751,544
Net asset value per share	$10.77
Institutional Class
Net assets	$438,829,488
Shares outstanding	36,627,461
Net asset value per share	$11.98
Institutional 2 Class
Net assets	$93,313,291
Shares outstanding	7,719,028
Net asset value per share	$12.09
Institutional 3 Class
Net assets	$460,178,245
Shares outstanding	37,861,402
Net asset value per share	$12.15
Class R
Net assets	$4,563,206
Shares outstanding	396,498
Net asset value per share	$11.51
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Fund | Annual Report 2023

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$30,516,612
Dividends — affiliated issuers	592,957
Foreign taxes withheld	(4,079,908)
Total income	27,029,661
Expenses:
Management services fees	13,975,758
Distribution and/or service fees
Class A	456,397
Class C	89,330
Class R	23,465
Transfer agent fees
Class A	277,594
Advisor Class	74,590
Class C	13,584
Institutional Class	769,450
Institutional 2 Class	73,598
Institutional 3 Class	32,597
Class R	7,116
Trustees’ fees	41,675
Custodian fees	366,472
Printing and postage fees	88,246
Registration fees	123,443
Accounting services fees	52,381
Legal fees	29,646
Interest on interfund lending	85,286
Compensation of chief compliance officer	266
Other	212,705
Total expenses	16,793,599
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(788,253)
Fees waived by transfer agent
Institutional 2 Class	(5,622)
Expense reduction	(1,708)
Total net expenses	15,998,016
Net investment income	11,031,645
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(140,118,607)
Investments — affiliated issuers	(9,436)
Foreign currency translations	(751,754)
Net realized loss	(140,879,797)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	121,380,032
Investments — affiliated issuers	982
Foreign currency translations	(1,364,376)
Foreign capital gains tax	(1,358)
Net change in unrealized appreciation (depreciation)	120,015,280
Net realized and unrealized loss	(20,864,517)
Net decrease in net assets resulting from operations	$(9,832,872)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2023	15

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income	$11,031,645	$440,257
Net realized loss	(140,879,797)	(98,694,657)
Net change in unrealized appreciation (depreciation)	120,015,280	(828,376,249)
Net decrease in net assets resulting from operations	(9,832,872)	(926,630,649)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(4,204,394)
Advisor Class	—	(1,411,194)
Class C	—	(218,247)
Institutional Class	—	(7,979,325)
Institutional 2 Class	—	(5,275,351)
Institutional 3 Class	—	(11,836,745)
Class R	—	(81,634)
Return of capital
Class A	—	(408,081)
Advisor Class	—	(128,585)
Class C	—	(26,609)
Institutional Class	—	(727,061)
Institutional 2 Class	—	(467,543)
Institutional 3 Class	—	(1,036,205)
Class R	—	(8,502)
Total distributions to shareholders	—	(33,809,476)
Increase (decrease) in net assets from capital stock activity	(287,565,015)	118,266,067
Total decrease in net assets	(297,397,887)	(842,174,058)
Net assets at beginning of year	1,515,605,539	2,357,779,597
Net assets at end of year	$1,218,207,652	$1,515,605,539
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,560,745	18,013,246	2,357,203	35,630,861
Fund reorganization	—	—	269,775	4,637,897
Distributions reinvested	—	—	258,838	4,467,536
Shares redeemed	(4,676,741)	(53,749,529)	(4,236,227)	(62,139,731)
Net decrease	(3,115,996)	(35,736,283)	(1,350,411)	(17,403,437)
Advisor Class
Shares sold	868,747	10,296,848	7,901,905	117,952,439
Fund reorganization	—	—	9,411,874	165,298,388
Distributions reinvested	—	—	87,134	1,536,164
Shares redeemed	(2,800,578)	(32,663,174)	(17,456,431)	(261,311,962)
Net increase (decrease)	(1,931,831)	(22,366,326)	(55,518)	23,475,029
Class C
Shares sold	60,090	634,324	143,007	2,013,232
Distributions reinvested	—	—	14,975	239,603
Shares redeemed	(285,067)	(2,963,224)	(465,227)	(6,552,094)
Net decrease	(224,977)	(2,328,900)	(307,245)	(4,299,259)
Institutional Class
Shares sold	24,485,726	286,031,730	37,723,359	563,198,392
Distributions reinvested	—	—	338,369	5,921,453
Shares redeemed	(30,919,764)	(370,169,933)	(23,369,942)	(329,853,633)
Net increase (decrease)	(6,434,038)	(84,138,203)	14,691,786	239,266,212
Institutional 2 Class
Shares sold	2,484,197	29,365,043	5,843,799	90,934,570
Distributions reinvested	—	—	325,360	5,732,848
Shares redeemed	(9,110,145)	(106,525,467)	(11,926,285)	(167,447,607)
Net decrease	(6,625,948)	(77,160,424)	(5,757,126)	(70,780,189)
Institutional 3 Class
Shares sold	14,246,765	167,233,276	13,440,227	198,900,011
Distributions reinvested	—	—	320,281	5,672,176
Shares redeemed	(19,635,232)	(232,789,539)	(17,589,054)	(257,209,551)
Net decrease	(5,388,467)	(65,556,263)	(3,828,546)	(52,637,364)
Class R
Shares sold	133,453	1,506,743	182,414	2,680,376
Distributions reinvested	—	—	4,809	81,518
Shares redeemed	(158,918)	(1,785,359)	(139,013)	(2,116,819)
Net increase (decrease)	(25,465)	(278,616)	48,210	645,075
Total net increase (decrease)	(23,746,722)	(287,565,015)	3,441,150	118,266,067
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 8/31/2023	$11.89	0.06	(0.18)	(0.12)	—	—	—	—
Year Ended 8/31/2022	$19.06	(0.04)	(6.88)	(6.92)	(0.16)	(0.07)	(0.02)	(0.25)
Year Ended 8/31/2021	$15.60	(0.08)	3.72	3.64	(0.18)	—	—	(0.18)
Year Ended 8/31/2020	$12.15	(0.04)	3.51	3.47	(0.02)	—	—	(0.02)
Year Ended 8/31/2019	$12.15	0.01	(0.01)	0.00(f)	—	—	—	—
Advisor Class
Year Ended 8/31/2023	$12.17	0.08	(0.18)	(0.10)	—	—	—	—
Year Ended 8/31/2022	$19.46	0.00(f)	(7.02)	(7.02)	(0.18)	(0.07)	(0.02)	(0.27)
Year Ended 8/31/2021	$15.92	(0.03)	3.79	3.76	(0.22)	—	—	(0.22)
Year Ended 8/31/2020	$12.39	(0.01)	3.59	3.58	(0.05)	—	—	(0.05)
Year Ended 8/31/2019	$12.38	0.04	(0.02)	0.02	(0.01)	—	—	(0.01)
Class C
Year Ended 8/31/2023	$10.96	(0.03)	(0.16)	(0.19)	—	—	—	—
Year Ended 8/31/2022	$17.67	(0.15)	(6.35)	(6.50)	(0.12)	(0.07)	(0.02)	(0.21)
Year Ended 8/31/2021	$14.50	(0.20)	3.45	3.25	(0.08)	—	—	(0.08)
Year Ended 8/31/2020	$11.36	(0.13)	3.27	3.14	—	—	—	—
Year Ended 8/31/2019	$11.45	(0.08)	(0.01)	(0.09)	—	—	—	—
Institutional Class
Year Ended 8/31/2023	$12.08	0.10	(0.20)	(0.10)	—	—	—	—
Year Ended 8/31/2022	$19.32	0.01	(6.98)	(6.97)	(0.18)	(0.07)	(0.02)	(0.27)
Year Ended 8/31/2021	$15.80	(0.03)	3.77	3.74	(0.22)	—	—	(0.22)
Year Ended 8/31/2020	$12.30	(0.01)	3.56	3.55	(0.05)	—	—	(0.05)
Year Ended 8/31/2019	$12.29	0.05	(0.03)	0.02	(0.01)	—	—	(0.01)
Institutional 2 Class
Year Ended 8/31/2023	$12.18	0.10	(0.19)	(0.09)	—	—	—	—
Year Ended 8/31/2022	$19.46	0.01	(7.02)	(7.01)	(0.18)	(0.07)	(0.02)	(0.27)
Year Ended 8/31/2021	$15.92	(0.02)	3.79	3.77	(0.23)	—	—	(0.23)
Year Ended 8/31/2020	$12.38	0.01	3.60	3.61	(0.07)	—	—	(0.07)
Year Ended 8/31/2019	$12.37	0.07	(0.03)	0.04	(0.03)	—	—	(0.03)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2023	$11.77	(1.01%)	1.50%(c)	1.44%(c),(d)	0.53%	44%	$167,308
Year Ended 8/31/2022	$11.89	(36.71%)	1.44%(c),(e)	1.44%(c),(d),(e)	(0.27%)	48%	$206,162
Year Ended 8/31/2021	$19.06	23.40%	1.43%(c)	1.43%(c),(d)	(0.45%)	16%	$356,033
Year Ended 8/31/2020	$15.60	28.56%	1.55%(c)	1.54%(c),(d)	(0.29%)	29%	$280,741
Year Ended 8/31/2019	$12.15	0.00%	1.58%(c)	1.58%(c)	0.12%	38%	$249,512
Advisor Class
Year Ended 8/31/2023	$12.07	(0.82%)	1.25%(c)	1.19%(c),(d)	0.72%	44%	$45,925
Year Ended 8/31/2022	$12.17	(36.52%)	1.19%(c),(e)	1.19%(c),(d),(e)	0.03%	48%	$69,818
Year Ended 8/31/2021	$19.46	23.65%	1.18%(c)	1.18%(c),(d)	(0.17%)	16%	$112,719
Year Ended 8/31/2020	$15.92	28.92%	1.30%(c)	1.29%(c),(d)	(0.07%)	29%	$43,986
Year Ended 8/31/2019	$12.39	0.20%	1.33%(c)	1.33%(c)	0.36%	38%	$23,161
Class C
Year Ended 8/31/2023	$10.77	(1.73%)	2.25%(c)	2.19%(c),(d)	(0.24%)	44%	$8,091
Year Ended 8/31/2022	$10.96	(37.18%)	2.19%(c),(e)	2.19%(c),(d),(e)	(1.04%)	48%	$10,706
Year Ended 8/31/2021	$17.67	22.45%	2.18%(c)	2.18%(c),(d)	(1.19%)	16%	$22,680
Year Ended 8/31/2020	$14.50	27.64%	2.30%(c)	2.29%(c),(d)	(1.04%)	29%	$15,742
Year Ended 8/31/2019	$11.36	(0.79%)	2.33%(c)	2.33%(c)	(0.69%)	38%	$14,830
Institutional Class
Year Ended 8/31/2023	$11.98	(0.83%)	1.25%(c)	1.19%(c),(d)	0.84%	44%	$438,829
Year Ended 8/31/2022	$12.08	(36.52%)	1.20%(c),(e)	1.20%(c),(d),(e)	0.05%	48%	$520,117
Year Ended 8/31/2021	$19.32	23.70%	1.18%(c)	1.18%(c),(d)	(0.18%)	16%	$547,997
Year Ended 8/31/2020	$15.80	28.89%	1.30%(c)	1.29%(c),(d)	(0.04%)	29%	$260,558
Year Ended 8/31/2019	$12.30	0.20%	1.33%(c)	1.33%(c)	0.41%	38%	$210,844
Institutional 2 Class
Year Ended 8/31/2023	$12.09	(0.74%)	1.15%(c)	1.09%(c)	0.81%	44%	$93,313
Year Ended 8/31/2022	$12.18	(36.44%)	1.09%(c),(e)	1.09%(c),(e)	0.04%	48%	$174,660
Year Ended 8/31/2021	$19.46	23.77%	1.08%(c)	1.08%(c)	(0.09%)	16%	$391,145
Year Ended 8/31/2020	$15.92	29.19%	1.16%(c)	1.15%(c)	0.10%	29%	$238,994
Year Ended 8/31/2019	$12.38	0.36%	1.18%(c)	1.18%(c)	0.55%	38%	$161,554
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2023	$12.24	0.11	(0.20)	(0.09)	—	—	—	—
Year Ended 8/31/2022	$19.55	0.02	(7.05)	(7.03)	(0.19)	(0.07)	(0.02)	(0.28)
Year Ended 8/31/2021	$15.99	(0.01)	3.81	3.80	(0.24)	—	—	(0.24)
Year Ended 8/31/2020	$12.44	0.02	3.60	3.62	(0.07)	—	—	(0.07)
Year Ended 8/31/2019	$12.43	0.07	(0.02)	0.05	(0.04)	—	—	(0.04)
Class R
Year Ended 8/31/2023	$11.66	0.04	(0.19)	(0.15)	—	—	—	—
Year Ended 8/31/2022	$18.72	(0.07)	(6.75)	(6.82)	(0.15)	(0.07)	(0.02)	(0.24)
Year Ended 8/31/2021	$15.34	(0.13)	3.66	3.53	(0.15)	—	—	(0.15)
Year Ended 8/31/2020	$11.96	(0.07)	3.45	3.38	—	—	—	—
Year Ended 8/31/2019	$11.99	(0.02)	(0.01)	(0.03)	—	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense. For the periods indicated below, if interfund lending expense had been excluded, expenses would have been lower by:

Class	8/31/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019
Class A	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class C	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class R	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2023	$12.15	(0.74%)	1.10%(c)	1.05%(c)	0.91%	44%	$460,178
Year Ended 8/31/2022	$12.24	(36.41%)	1.04%(c),(e)	1.04%(c),(e)	0.13%	48%	$529,223
Year Ended 8/31/2021	$19.55	23.84%	1.03%(c)	1.03%(c)	(0.03%)	16%	$920,211
Year Ended 8/31/2020	$15.99	29.18%	1.11%(c)	1.10%(c)	0.16%	29%	$661,552
Year Ended 8/31/2019	$12.44	0.43%	1.13%(c)	1.13%(c)	0.58%	38%	$609,791
Class R
Year Ended 8/31/2023	$11.51	(1.29%)	1.75%(c)	1.69%(c),(d)	0.32%	44%	$4,563
Year Ended 8/31/2022	$11.66	(36.85%)	1.69%(c),(e)	1.69%(c),(d),(e)	(0.50%)	48%	$4,921
Year Ended 8/31/2021	$18.72	23.04%	1.68%(c)	1.68%(c),(d)	(0.69%)	16%	$6,996
Year Ended 8/31/2020	$15.34	28.26%	1.80%(c)	1.79%(c),(d)	(0.54%)	29%	$5,731
Year Ended 8/31/2019	$11.96	(0.25%)	1.83%(c)	1.83%(c)	(0.16%)	38%	$7,125
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2023	21

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Emerging Markets Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Emerging Markets Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
August 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
24	Columbia Emerging Markets Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 1.02% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective January 1, 2023 through December 31, 2023, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.15
Columbia Emerging Markets Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
August 31, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,708.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	51,963
Class C	—	1.00(b)	648

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	1.43%	1.47%
Advisor Class	1.18	1.22
Class C	2.18	2.22
Institutional Class	1.18	1.22
Institutional 2 Class	1.07	1.11
Institutional 3 Class	1.03	1.07
Class R	1.68	1.72
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
26	Columbia Emerging Markets Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective January 1, 2023 through December 31, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, net operating loss reclassification, excess distributions and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
17,015,624	(7,368,041)	(9,647,583)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)
—	—	—	21,951,272	9,055,618	2,802,586	33,809,476
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(259,633,782)	306,191,894
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
922,859,741	401,657,050	(95,465,156)	306,191,894
Columbia Emerging Markets Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
August 31, 2023
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(251,094,242)	(8,539,540)	(259,633,782)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $587,078,918 and $872,102,624, respectively, for the year ended August 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	15,567,568	5.07	37
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
28	Columbia Emerging Markets Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Note 9. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO LGM Emerging Markets Equity Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,217,656,191 and the combined net assets immediately after the reorganization were $2,387,592,476.
The reorganization was accomplished by a tax-free exchange of 13,904,828 shares of the Acquired Fund valued at $169,936,285 (including $5,849,889 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	269,775
Advisor Class	9,411,874
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on September 1, 2021, the Fund’s pro-forma results of operations for the year ended August 31, 2022 would have been approximately:
($)
Net investment income	47,000
Net realized loss	(47,692,000)
Net change in unrealized appreciation/(depreciation)	(895,002,000)
Net decrease in net assets from operations	(942,647,000)
Columbia Emerging Markets Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
August 31, 2023
Note 10. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in
30	Columbia Emerging Markets Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in
Columbia Emerging Markets Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
August 31, 2023
consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At August 31, 2023, one unaffiliated shareholder of record owned 29.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 28.8% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable interest entity risk
Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and such legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risks that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements and that the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, however, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal,
32	Columbia Emerging Markets Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Emerging Markets Fund | Annual Report 2023	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Emerging Markets Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$7,122,767	$0.07	$30,516,477	$0.30
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Emerging Markets Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
36	Columbia Emerging Markets Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
Columbia Emerging Markets Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
38	Columbia Emerging Markets Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Emerging Markets Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
40	Columbia Emerging Markets Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Emerging Markets Fund | Annual Report 2023	41

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Emerging Markets Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
42	Columbia Emerging Markets Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund.  The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the Fund’s investment process) had been taken to help improve the Fund’s performance.
The Board also reviewed a description of thethird-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally,and the Investment Manager’s willingness to take steps intended to improve performance.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with
Columbia Emerging Markets Fund | Annual Report 2023	43

Approval of Management Agreement  (continued)
(Unaudited)
median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
44	Columbia Emerging Markets Fund | Annual Report 2023

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Columbia Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN142_08_N01_(10/23)

Annual Report
August 31, 2023
Columbia Greater China Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Greater China Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Greater China Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Co-Portfolio Manager
Managed Fund since 2019
Derek Lin, CFA
Co-Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/16/97	-15.15	-4.56	2.81
	Including sales charges		-20.03	-5.68	2.20
Advisor Class		03/19/13	-14.91	-4.31	3.07
Class C	Excluding sales charges	05/16/97	-15.77	-5.27	2.04
	Including sales charges		-16.61	-5.27	2.04
Institutional Class		05/16/97	-15.01	-4.33	3.05
Institutional 2 Class		11/08/12	-14.85	-4.24	3.17
Institutional 3 Class*		03/01/17	-14.81	-4.19	3.06
MSCI China Index (Net)			-7.53	-3.89	2.48
Hang Seng Index			-7.80	-7.98	-1.77
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.
The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Greater China Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2023)
Communication Services	25.9
Consumer Discretionary	33.4
Consumer Staples	11.9
Financials	11.8
Health Care	4.4
Industrials	7.2
Information Technology	1.5
Materials	1.7
Real Estate	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2023)
China	91.3
Hong Kong	6.3
United States	2.4
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Greater China Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2023, Class A shares of Columbia Greater China Fund returned -15.15% excluding sales charges. The Fund’s benchmark, the MSCI China Index (Net), returned -7.53% for the same period. The Hang Seng Index returned -7.80%.
Market overview
Over the period, Chinese equities hit lows following the China National Party Congress in late October of 2022, which raised alarm over the extent to which President Xi Jinping appeared determined to further centralize control. Sentiment rebounded early in 2023 on optimism around China’s reopening. However, markets would soon retreat on fears of financial system instability in the wake of issues with U.S. regional banks which emerged in February, heightened U.S.-China tensions following the spy balloon incident, and stronger-than-expected U.S. economic data which raised the prospect of further tightening of U.S. Federal Reserve (Fed) policy.
As the period progressed, markets were encouraged by Chinese government efforts to support the ailing property sector and loosen the reins on private enterprise, along with lower-than-expected inflation and the prospect of central bank rate cuts. In addition, headlines around potential commercial applications for generative artificial intelligence (AI) boosted information technology stocks. Factors that constrained market sentiment included continued deterioration in relations between the U.S. and China and surprisingly soft Chinese economic activity despite the Chinese government’s loosening of pandemic-era restrictions.
The Fund’s notable detractors during the period
•	In sector terms, selection within consumer discretionary was by a wide margin the largest constraint on the Fund’s performance relative to the benchmark.
•	With respect to individual detractors, Chinese online retailer JD.com, Inc. reported disappointing core revenue growth driven by very weak consumption of goods along with increased competition.
•	Similarly, Meituan, a shopping platform for locally sourced consumer products and services, has been negatively impacted by new entrants and anemic Chinese consumer spending.
•	Results for Chinese sportswear and sports equipment company Li-Ning Co., Ltd. also suffered from weak consumer demand as well as from increased competition from international brands such as Adidas and Nike.
•	Finally, China Tourism Group Duty Free Corp., Ltd., a duty free store operator, has not been immune from the impact of China’s less-than-robust rebound following reopening.
The Fund’s notable contributors during the period
•	In sector terms, selection within real estate and industrials proved most beneficial.
•	With respect to individual holdings, NetEase, Inc., a Chinese internet company, was supported by a solid pipeline of games which are expected to support growth.
•	Shares of Beijing Kingsoft Office Software, Inc. benefited from the company’s strong subscription monetization as well as the growth opportunity from generative AI applications which we believe should drive higher average revenue per user. We sold the Fund’s position in Beijing Kingsoft Office Software, Inc. before the close of the reporting period.
•	A lack of exposure to NIO proved additive as sentiment with respect to the electronic vehicle manufacturer suffered from concerns over the broader Chinese economy as well as higher input costs.
•	Zhejiang Sanhua Intelligent Controls Co., Ltd. is an industry leader in thermal management systems critical to improving power generation energy efficiency globally and to the manufacture of electronic vehicles. The stock outperformed on strong revenues as well as a book of secured orders which we believe should support growth in coming years.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Greater China region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund
Columbia Greater China Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. As a non-diversified fund, fewer investments could have a greater affect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Greater China Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	898.20	1,017.74	7.08	7.53	1.48
Advisor Class	1,000.00	1,000.00	899.40	1,019.00	5.89	6.26	1.23
Class C	1,000.00	1,000.00	894.90	1,013.96	10.65	11.32	2.23
Institutional Class	1,000.00	1,000.00	899.50	1,019.00	5.89	6.26	1.23
Institutional 2 Class	1,000.00	1,000.00	899.80	1,019.46	5.46	5.80	1.14
Institutional 3 Class	1,000.00	1,000.00	900.10	1,019.71	5.22	5.55	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Greater China Fund | Annual Report 2023	7

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.6%
Issuer	Shares	Value ($)
Communication Services 25.2%
Entertainment 5.1%
HUYA, Inc. ADR(a)	54,747	146,722
NetEase, Inc.	224,000	4,640,711
Total		4,787,433
Interactive Media & Services 20.1%
Autohome, Inc., ADR	16,281	470,521
Baidu, Inc. Class A(a)	207,676	3,708,936
Kanzhun Ltd., ADR(a)	41,765	618,122
Kuaishou Technology(a)	36,600	299,605
Tencent Holdings Ltd.	331,000	13,716,761
Total		18,813,945
Total Communication Services		23,601,378
Consumer Discretionary 32.6%
Auto Components 0.4%
Hesai Group, ADR(a)	37,244	367,971
Broadline Retail 14.5%
Alibaba Group Holding Ltd.(a)	686,468	7,967,248
JD.com, Inc., Class A	118,602	1,969,754
PDD Holdings, Inc., ADR(a)	36,794	3,641,502
Total		13,578,504
Hotels, Restaurants & Leisure 10.3%
Huazhu Group Ltd., ADR(a)	17,737	714,446
Meituan, Class B(a)	311,970	5,162,840
Sands China Ltd.(a)	427,200	1,445,090
Shanghai Jinjiang International Hotels Co., Ltd., Class A	42,400	224,669
Songcheng Performance Development Co., Ltd., Class A	965,600	1,644,436
Trip.com Group Ltd., ADR(a)	10,671	419,477
Total		9,610,958
Household Durables 1.4%
Gree Electric Appliances, Inc., Class A	89,330	438,604
Midea Group Co., Ltd., Class A	119,475	926,286
Total		1,364,890
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 1.9%
China Tourism Group Duty Free Corp., Ltd., Class A	54,800	820,157
Topsports International Holdings Ltd.	1,175,000	956,889
Total		1,777,046
Textiles, Apparel & Luxury Goods 4.1%
ANTA Sports Products Ltd.	37,400	421,618
Li Ning Co., Ltd.	464,500	2,195,370
Shenzhou International Group Holdings Ltd.	117,600	1,204,972
Total		3,821,960
Total Consumer Discretionary		30,521,329
Consumer Staples 11.6%
Beverages 7.3%
China Resources Beer Holdings Co., Ltd.	216,000	1,268,211
Eastroc Beverage Group Co., Ltd., Class A	52,520	1,415,228
Kweichow Moutai Co., Ltd., Class A	12,200	3,095,954
Wuliangye Yibin Co., Ltd., Class A	51,033	1,091,431
Total		6,870,824
Food Products 3.8%
China Mengniu Dairy Co., Ltd.(a)	630,000	2,118,354
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	395,400	1,411,335
Total		3,529,689
Personal Care Products 0.5%
Proya Cosmetics Co., Ltd., Class A	28,812	441,502
Total Consumer Staples		10,842,015
Financials 11.5%
Banks 5.3%
China Construction Bank Corp., Class H	3,043,340	1,628,342
China Merchants Bank Co., Ltd., Class H	473,000	1,872,995
Industrial & Commercial Bank of China Ltd., Class H	3,243,000	1,486,842
Total		4,988,179
Capital Markets 2.0%
East Money Information Co., Ltd., Class A	177,800	387,508
Hong Kong Exchanges and Clearing Ltd.	37,200	1,441,806
Total		1,829,314
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Greater China Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.2%
AIA Group Ltd.	256,200	2,318,164
Ping An Insurance Group Co. of China Ltd., Class H	268,000	1,604,556
Total		3,922,720
Total Financials		10,740,213
Health Care 4.4%
Biotechnology 0.8%
BeiGene Ltd., ADR(a)	1,901	394,553
Zai Lab Ltd., ADR(a)	12,401	315,853
Total		710,406
Health Care Equipment & Supplies 0.9%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	23,000	852,699
Health Care Providers & Services 0.5%
New Horizon Health Ltd.(a)	210,000	464,795
Health Care Technology 0.4%
Medlive Technology Co., Ltd.(b)	378,484	337,856
Life Sciences Tools & Services 1.8%
WuXi AppTec Co., Ltd., Class H	49,578	543,288
WuXi Biologics Cayman, Inc.(a)	204,000	1,150,071
Total		1,693,359
Pharmaceuticals —%
China Animal Healthcare Ltd.(a),(c),(d)	1,050,000	0
Total Health Care		4,059,115
Industrials 7.0%
Electrical Equipment 1.8%
Contemporary Amperex Technology Co., Ltd., Class A	22,780	738,690
Sungrow Power Supply Co., Ltd., Class A	69,200	946,979
Total		1,685,669
Ground Transportation 1.6%
Full Truck Alliance Co., Ltd., ADR(a)	221,740	1,485,658
Machinery 3.6%
Shenzhen Inovance Technology Co., Ltd., Class A	44,975	421,555
Techtronic Industries Co., Ltd.	74,000	729,839
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	551,000	2,244,024
Total		3,395,418
Total Industrials		6,566,745
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 1.5%
IT Services 0.5%
Chindata Group Holdings Ltd., ADR(a)	57,807	483,845
Software 1.0%
Glodon Co., Ltd., Class A	166,880	561,738
Kingdee International Software Group Co., Ltd.(a)	224,000	346,105
Total		907,843
Total Information Technology		1,391,688
Materials 1.7%
Chemicals 0.3%
Skshu Paint Co., Ltd., Class A(a)	29,534	305,745
Construction Materials 1.4%
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	325,600	1,284,783
Total Materials		1,590,528
Real Estate 2.1%
Real Estate Management & Development 2.1%
China Resources Land Ltd.	468,000	1,978,095
Total Real Estate		1,978,095
Total Common Stocks (Cost $76,078,711)		91,291,106

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(e),(f)	2,247,716	2,247,042
Total Money Market Funds (Cost $2,246,973)		2,247,042
Total Investments in Securities (Cost: $78,325,684)		93,538,148
Other Assets & Liabilities, Net		(23,051)
Net Assets		93,515,097

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
August 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2023, the total value of these securities amounted to $337,856, which represents 0.36% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	5,041,311	58,074,758	(60,868,781)	(246)	2,247,042	1,034	90,349	2,247,716
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Greater China Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,235,365	22,366,013	—	23,601,378
Consumer Discretionary	5,143,396	25,377,933	—	30,521,329
Consumer Staples	—	10,842,015	—	10,842,015
Financials	—	10,740,213	—	10,740,213
Health Care	710,406	3,348,709	0*	4,059,115
Industrials	1,485,658	5,081,087	—	6,566,745
Information Technology	483,845	907,843	—	1,391,688
Materials	—	1,590,528	—	1,590,528
Real Estate	—	1,978,095	—	1,978,095
Total Common Stocks	9,058,670	82,232,436	0*	91,291,106
Money Market Funds	2,247,042	—	—	2,247,042
Total Investments in Securities	11,305,712	82,232,436	0*	93,538,148

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2023	11

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $76,078,711)	$91,291,106
Affiliated issuers (cost $2,246,973)	2,247,042
Receivable for:
Capital shares sold	45,289
Dividends	70,815
Trustees’ fees	83,501
Prepaid expenses	4,350
Total assets	93,742,103
Liabilities
Payable for:
Capital shares redeemed	91,790
Management services fees	2,464
Distribution and/or service fees	267
Transfer agent fees	8,975
Trustees’ fees	99,793
Accounting services fees	15,045
Other expenses	8,672
Total liabilities	227,006
Net assets applicable to outstanding capital stock	$93,515,097
Represented by
Paid in capital	103,991,601
Total distributable earnings (loss)	(10,476,504)
Total - representing net assets applicable to outstanding capital stock	$93,515,097
Class A
Net assets	$33,862,666
Shares outstanding	1,022,892
Net asset value per share	$33.10
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$35.12
Advisor Class
Net assets	$582,190
Shares outstanding	15,535
Net asset value per share	$37.48
Class C
Net assets	$1,130,089
Shares outstanding	38,824
Net asset value per share	$29.11
Institutional Class
Net assets	$27,372,797
Shares outstanding	746,244
Net asset value per share	$36.68
Institutional 2 Class
Net assets	$1,858,643
Shares outstanding	49,275
Net asset value per share	$37.72
Institutional 3 Class
Net assets	$28,708,712
Shares outstanding	781,154
Net asset value per share	$36.75
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Greater China Fund | Annual Report 2023

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$1,543,600
Dividends — affiliated issuers	90,349
Interfund lending	27
Foreign taxes withheld	(87,742)
Total income	1,546,234
Expenses:
Management services fees	916,701
Distribution and/or service fees
Class A	100,041
Class C	13,634
Transfer agent fees
Class A	61,375
Advisor Class	964
Class C	2,098
Institutional Class	35,587
Institutional 2 Class	1,529
Institutional 3 Class	1,854
Trustees’ fees	17,426
Custodian fees	31,013
Printing and postage fees	15,722
Registration fees	88,992
Accounting services fees	33,218
Legal fees	13,072
Line of credit interest	6,434
Interest on interfund lending	580
Compensation of chief compliance officer	18
Other	35,570
Total expenses	1,375,828
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(61,577)
Fees waived by transfer agent
Class A	(1,311)
Advisor Class	(19)
Class C	(49)
Institutional Class	(848)
Expense reduction	(366)
Total net expenses	1,311,658
Net investment income	234,576
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(7,288,803)
Investments — affiliated issuers	1,034
Foreign currency translations	(18,714)
Net realized loss	(7,306,483)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(11,920,493)
Investments — affiliated issuers	(246)
Foreign currency translations	18
Net change in unrealized appreciation (depreciation)	(11,920,721)
Net realized and unrealized loss	(19,227,204)
Net decrease in net assets resulting from operations	$(18,992,628)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2023	13

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment income (loss)	$234,576	$(412,292)
Net realized loss	(7,306,483)	(15,314,467)
Net change in unrealized appreciation (depreciation)	(11,920,721)	(56,050,989)
Net decrease in net assets resulting from operations	(18,992,628)	(71,777,748)
Decrease in net assets from capital stock activity	(20,929,914)	(6,138,495)
Total decrease in net assets	(39,922,542)	(77,916,243)
Net assets at beginning of year	133,437,639	211,353,882
Net assets at end of year	$93,515,097	$133,437,639
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Greater China Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	90,865	3,061,050	254,962	11,442,751
Shares redeemed	(250,852)	(8,766,424)	(457,054)	(20,899,443)
Net decrease	(159,987)	(5,705,374)	(202,092)	(9,456,692)
Advisor Class
Shares sold	10,351	442,474	5,986	324,200
Shares redeemed	(10,125)	(420,851)	(17,189)	(978,233)
Net increase (decrease)	226	21,623	(11,203)	(654,033)
Class C
Shares sold	7,258	228,896	14,355	574,846
Shares redeemed	(18,881)	(598,063)	(33,041)	(1,455,956)
Net decrease	(11,623)	(369,167)	(18,686)	(881,110)
Institutional Class
Shares sold	690,680	25,750,689	1,413,896	73,432,999
Shares redeemed	(1,469,433)	(56,409,794)	(990,458)	(53,556,308)
Net increase (decrease)	(778,753)	(30,659,105)	423,438	19,876,691
Institutional 2 Class
Shares sold	3,553	146,078	22,085	1,323,234
Shares redeemed	(24,461)	(965,585)	(61,369)	(3,559,081)
Net decrease	(20,908)	(819,507)	(39,284)	(2,235,847)
Institutional 3 Class
Shares sold	641,077	25,774,489	116,611	6,916,413
Shares redeemed	(229,563)	(9,172,873)	(418,998)	(19,703,917)
Net increase (decrease)	411,514	16,601,616	(302,387)	(12,787,504)
Total net decrease	(559,531)	(20,929,914)	(150,214)	(6,138,495)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2023	$39.01	(0.00)(c)	(5.91)	(5.91)	—	—
Year Ended 8/31/2022	$59.43	(0.23)	(20.19)	(20.42)	—	—
Year Ended 8/31/2021	$67.81	(0.51)	(4.70)	(5.21)	(3.17)	(3.17)
Year Ended 8/31/2020	$45.00	(0.24)	23.82	23.58	(0.77)	(0.77)
Year Ended 8/31/2019	$47.25	0.00(c)	0.20(h)	0.20	(2.45)	(2.45)
Advisor Class
Year Ended 8/31/2023	$44.05	0.15	(6.72)	(6.57)	—	—
Year Ended 8/31/2022	$66.94	(0.16)	(22.73)	(22.89)	—	—
Year Ended 8/31/2021	$75.94	(0.46)	(5.24)	(5.70)	(3.30)	(3.30)
Year Ended 8/31/2020	$50.19	0.00(c)	26.52	26.52	(0.77)	(0.77)
Year Ended 8/31/2019	$52.25	(0.12)	0.51(h)	0.39	(2.45)	(2.45)
Class C
Year Ended 8/31/2023	$34.56	(0.25)	(5.20)	(5.45)	—	—
Year Ended 8/31/2022	$53.05	(0.53)	(17.96)	(18.49)	—	—
Year Ended 8/31/2021	$61.16	(0.87)	(4.22)	(5.09)	(3.02)	(3.02)
Year Ended 8/31/2020	$40.96	(0.59)	21.56	20.97	(0.77)	(0.77)
Year Ended 8/31/2019	$43.57	(0.41)	0.25(h)	(0.16)	(2.45)	(2.45)
Institutional Class
Year Ended 8/31/2023	$43.16	0.14	(6.62)	(6.48)	—	—
Year Ended 8/31/2022	$65.59	(0.00)(c)	(22.43)	(22.43)	—	—
Year Ended 8/31/2021	$74.47	(0.34)	(5.24)	(5.58)	(3.30)	(3.30)
Year Ended 8/31/2020	$49.23	(0.12)	26.13	26.01	(0.77)	(0.77)
Year Ended 8/31/2019	$51.30	0.08	0.30(h)	0.38	(2.45)	(2.45)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Greater China Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2023	$33.10	(15.15%)	1.61%(d),(e)	1.54%(d),(e),(f),(g)	(0.01%)	61%	$33,863
Year Ended 8/31/2022	$39.01	(34.36%)	1.50%(d),(e)	1.50%(d),(e),(f),(g)	(0.47%)	65%	$46,148
Year Ended 8/31/2021	$59.43	(8.26%)	1.44%	1.44%(f)	(0.72%)	19%	$82,311
Year Ended 8/31/2020	$67.81	53.06%	1.50%(d)	1.50%(d),(f)	(0.47%)	27%	$91,892
Year Ended 8/31/2019	$45.00	1.28%	1.53%(d)	1.53%(d)	0.00%(c)	18%	$65,762
Advisor Class
Year Ended 8/31/2023	$37.48	(14.91%)	1.35%(d),(e)	1.29%(d),(e),(f),(g)	0.39%	61%	$582
Year Ended 8/31/2022	$44.05	(34.19%)	1.24%(d),(e)	1.24%(d),(e),(f),(g)	(0.29%)	65%	$674
Year Ended 8/31/2021	$66.94	(8.03%)	1.19%	1.19%(f)	(0.58%)	19%	$1,775
Year Ended 8/31/2020	$75.94	53.43%	1.25%(d)	1.25%(d),(f)	0.01%	27%	$3,084
Year Ended 8/31/2019	$50.19	1.53%	1.29%(d)	1.29%(d)	(0.23%)	18%	$1,027
Class C
Year Ended 8/31/2023	$29.11	(15.77%)	2.36%(d),(e)	2.30%(d),(e),(f),(g)	(0.81%)	61%	$1,130
Year Ended 8/31/2022	$34.56	(34.85%)	2.25%(d),(e)	2.25%(d),(e),(f),(g)	(1.24%)	65%	$1,743
Year Ended 8/31/2021	$53.05	(8.95%)	2.19%	2.19%(f)	(1.38%)	19%	$3,667
Year Ended 8/31/2020	$61.16	51.91%	2.25%(d)	2.25%(d),(f)	(1.28%)	27%	$2,517
Year Ended 8/31/2019	$40.96	0.53%	2.28%(d)	2.28%(d)	(1.02%)	18%	$2,554
Institutional Class
Year Ended 8/31/2023	$36.68	(15.01%)	1.36%(d),(e)	1.29%(d),(e),(f),(g)	0.36%	61%	$27,373
Year Ended 8/31/2022	$43.16	(34.20%)	1.25%(d),(e)	1.25%(d),(e),(f),(g)	(0.00%)(c)	65%	$65,817
Year Ended 8/31/2021	$65.59	(8.03%)	1.20%	1.20%(f)	(0.44%)	19%	$72,247
Year Ended 8/31/2020	$74.47	53.44%	1.25%(d)	1.25%(d),(f)	(0.22%)	27%	$31,844
Year Ended 8/31/2019	$49.23	1.54%	1.28%(d)	1.28%(d)	0.17%	18%	$31,244
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 8/31/2023	$44.30	0.09	(6.67)	(6.58)	—	—
Year Ended 8/31/2022	$67.26	(0.11)	(22.85)	(22.96)	—	—
Year Ended 8/31/2021	$76.28	(0.19)	(5.49)	(5.68)	(3.34)	(3.34)
Year Ended 8/31/2020	$50.38	(0.10)	26.77	26.67	(0.77)	(0.77)
Year Ended 8/31/2019	$52.38	0.16	0.29(h)	0.45	(2.45)	(2.45)
Institutional 3 Class
Year Ended 8/31/2023	$43.14	0.22	(6.61)	(6.39)	—	—
Year Ended 8/31/2022	$65.46	(0.15)	(22.17)	(22.32)	—	—
Year Ended 8/31/2021	$74.32	(0.17)	(5.32)	(5.49)	(3.37)	(3.37)
Year Ended 8/31/2020	$49.08	(0.02)	26.03	26.01	(0.77)	(0.77)
Year Ended 8/31/2019	$51.08	0.20	0.25(h)	0.45	(2.45)	(2.45)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense. For the periods indicated below, if line of credit interest expense had been excluded, expenses would have been lower by:

Class	8/31/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019
Class A	0.01%	less than .01%	—%	—%	—%
Advisor Class	0.01%	less than .01%	—%	—%	—%
Class C	0.01%	less than .01%	—%	—%	—%
Institutional Class	0.01%	less than .01%	—%	—%	—%
Institutional 2 Class	0.01%	less than .01%	—%	—%	—%
Institutional 3 Class	less than .01%	less than .01%	—%	—%	—%

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Ratios include the impact of voluntary waivers paid by the Investment Manager. If the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by less than 0.01%.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Greater China Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 8/31/2023	$37.72	(14.85%)	1.27%(d),(e)	1.21%(d),(e)	0.23%	61%	$1,859
Year Ended 8/31/2022	$44.30	(34.14%)	1.16%(d),(e)	1.16%(d),(e)	(0.20%)	65%	$3,109
Year Ended 8/31/2021	$67.26	(7.97%)	1.14%	1.14%	(0.24%)	19%	$7,362
Year Ended 8/31/2020	$76.28	53.53%	1.17%(d)	1.17%(d)	(0.17%)	27%	$2,842
Year Ended 8/31/2019	$50.38	1.65%	1.20%(d)	1.20%(d)	0.32%	18%	$3,001
Institutional 3 Class
Year Ended 8/31/2023	$36.75	(14.81%)	1.20%(d),(e)	1.13%(d),(e)	0.54%	61%	$28,709
Year Ended 8/31/2022	$43.14	(34.10%)	1.11%(d),(e)	1.11%(d),(e)	(0.27%)	65%	$15,946
Year Ended 8/31/2021	$65.46	(7.93%)	1.08%	1.08%	(0.22%)	19%	$43,992
Year Ended 8/31/2020	$74.32	53.60%	1.12%(d)	1.12%(d)	(0.04%)	27%	$31,974
Year Ended 8/31/2019	$49.08	1.69%	1.14%(d)	1.14%(d)	0.42%	18%	$5,391
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2023	19

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
20	Columbia Greater China Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Greater China Fund | Annual Report 2023	21

Notes to Financial Statements  (continued)
August 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.95% to 0.72% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.95% of the Fund’s average daily net assets.
22	Columbia Greater China Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to January 1, 2023, Class A, Advisor Class, Class C and Institutional Class shares were subject to a voluntary transfer agency fee waiver of 0.01% of the average daily net assets attributable to these share classes.
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $366.
Columbia Greater China Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
August 31, 2023
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	29,798
Class C	—	1.00(b)	78

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	1.48%	1.72%
Advisor Class	1.23	1.47
Class C	2.23	2.47
Institutional Class	1.23	1.47
Institutional 2 Class	1.14	1.40
Institutional 3 Class	1.09	1.35
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Separately, prior to January 1, 2023, the Transfer Agent had voluntarily agreed to waive a portion of the transfer agency fees for Class A, Advisor Class, Class C and Institutional Class fees, as discussed above. The net transfer agency fees were used in calculating the classes’ total expenses for any
24	Columbia Greater China Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
waiver/reimbursement commitment under the expense limitation agreement. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
227,923	(227,923)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
For the years ended August 31, 2023 and August 31, 2022, there were no distributions.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
464,352	—	(24,050,867)	13,208,432
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
80,329,715	19,372,033	(6,163,601)	13,208,432
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(24,050,867)	—	(24,050,867)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Greater China Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
August 31, 2023
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $58,192,640 and $75,981,954, respectively, for the year ended August 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,400,000	4.35	2
Lender	100,000	4.86	2
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
26	Columbia Greater China Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
For the year ended August 31, 2023, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
15,450,000	3.77	4
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2023.
Note 9. Significant risks
Communication services sector risk
The Fund is more susceptible to the particular risks that may affect companies in the communication services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the communication services sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many communication services sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Consumer discretionary sector risk
The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economies, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Columbia Greater China Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
August 31, 2023
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
28	Columbia Greater China Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2023, one unaffiliated shareholder of record owned 47.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable interest entity risk
Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of dispute, the remedies and rights of the Fund may be limited and such legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risks that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements and that the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, however, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. The Fund invests significantly in Holding Companies (and similar structures) in connection with its 80% investment policy and any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal,
Columbia Greater China Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
August 31, 2023
arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30	Columbia Greater China Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Greater China Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Greater China Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Greater China Fund | Annual Report 2023	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$87,742	$0.03	$1,543,592	$0.58
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
32	Columbia Greater China Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Greater China Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
34	Columbia Greater China Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Greater China Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Greater China Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Greater China Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Greater China Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Greater China Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Greater China Fund | Annual Report 2023	39

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the Fund’s investment process) had been taken to help improve the Fund’s performance.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally, and the Investment Manager’s willingness to take steps intended to improve performance.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
40	Columbia Greater China Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
Columbia Greater China Fund | Annual Report 2023	41

Approval of Management Agreement  (continued)
(Unaudited)
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
42	Columbia Greater China Fund | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Greater China Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN158_08_N01_(10/23)

Annual Report
August 31, 2023
Columbia Select Mid Cap Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Mid Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Mid Cap Growth Fund  |   Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2021
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since February 2023
Dana Kelley, CFA
Co-Portfolio Manager
Managed Fund since February 2023
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	11.48	7.35	9.83
	Including sales charges		5.05	6.08	9.18
Advisor Class		11/08/12	11.75	7.62	10.11
Class C	Excluding sales charges	10/13/03	10.65	6.55	9.01
	Including sales charges		9.65	6.55	9.01
Institutional Class		11/20/85	11.74	7.62	10.11
Institutional 2 Class		03/07/11	11.78	7.68	10.20
Institutional 3 Class		07/15/09	11.85	7.73	10.26
Class R		01/23/06	11.13	7.08	9.56
Class V	Excluding sales charges	11/01/02	11.45	7.35	9.83
	Including sales charges		5.03	6.09	9.18
Russell Midcap Growth Index			13.00	7.95	11.03
Russell Midcap Index			8.38	7.35	10.04
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2013 — August 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2023)
Common Stocks	96.4
Money Market Funds	3.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2023)
Communication Services	12.1
Consumer Discretionary	16.4
Consumer Staples	0.9
Energy	5.1
Financials	2.1
Health Care	18.9
Industrials	16.5
Information Technology	22.9
Materials	3.2
Real Estate	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ended August 31, 2023, Class A shares of Columbia Select Mid Cap Growth Fund returned 11.48% excluding sales charges. During the same period, the Fund trailed its benchmark, the Russell Midcap Growth Index, which returned 13.00%. However, the Fund outperformed the broader mid-cap market, as measured by the Russell Midcap Index, which returned 8.38% during the period.
Market overview
Markets advanced over the 12-month period that ended August 31, 2023, amidst conflicting economic data that kept investors focused on the path of the U.S. Federal Reserve (Fed) interest rate hikes and the debate over a soft versus hard economic landing. After a dismal first half in 2022, U.S. markets showed signs of optimism in the second half of the year as oil prices rolled over from their June highs and investors got more hopeful over a slowing in the Fed’s interest rate raising trajectory. Company earnings, consumer spending and the jobs market showed resilience despite historically high inflation numbers, and the stubbornly persisting prospects of an impending recession kept being pushed out further into the future. Geopolitical concerns also helped to fuel investor uncertainty as the Russia-Ukraine conflict continued. Coming into 2023, markets rebounded on renewed hope of a Fed pivot in interest rates, which led to many oversold companies picking up steam. In March 2023, the sudden failure of two large U.S. banks led to a major sell-off in the financial sector, making investors jittery about the U.S. financial system. However, government measures contained any prolonged contagion from the banking crisis. As the first half of 2023 progressed, the gains in the market were largely a reflection of a handful of highly valued mega cap tech focused companies poised to benefit from advances in artificial intelligence, particularly in generative AI and large language models. Towards the end of the period however, markets pulled back in an environment of rating agency downgrades of U.S. debt, signs of depletion in US household savings and slowing economic data out of China.
The Fed raised interest rates seven times between September 2022 and July 2023, bringing the target rate up from a range of 2.25%-2.50% to 5.25%-5.50% by August 31, 2023. Annual inflation, as measured by Consumer Price Index, was 3.7% in August, much lower than its June 2022 peak of 9.1% but still well above the Fed’s 2% target rate. The labor market stayed resilient, with the unemployment rate staying at 3.7%, while personal spending increased 3.3% from last year.
Industrials, consumer discretionary and information technology were the best performing sectors. Industrials was led by transportation and consumer discretionary was led by consumer durables. Information technology was driven up by technology hardware names. Three sectors ended in the red: utilities, communication services and materials.
The Fund experienced an increased level of portfolio turnover as compared to the previous reporting period, driven primarily by opportunistic trading during a period of elevated market volatility.
The Fund’s notable detractors during the period
•	Selection among information technology names was the primary driver of underperformance, particularly within software and services. Several holdings detracted from performance in the consumer discretionary sector, particularly among our consumer services names. An overweight to the communication services sector was also a drag on performance.
•	CrowdStrike Holdings, Inc. is a cybersecurity technology company that provides cloud workload and endpoint security, threat intelligence, and cyberattack response services. During the period, the company was weighed down by weaker than expected growth in new revenue, customer delays in subscription plans, longer sales cycles, an increased scrutiny on budgets and a general deceleration in new customers in a tough market environment. The Fund’s position in CrowdStrike Holdings, Inc. was eliminated during the period.
•	Generac Holdings Inc. is a leading energy technology company that provides advanced power grid software solutions, backup, and prime power systems for home and industrial applications, solar + battery storage solutions, virtual power plant platforms and engine and battery-powered tools and equipment. During the period, Generac’s dealer channel slowed orders due to inventory building as Generac’s lead time shrank and those dealers struggled to meet demand for home standby generators due to a shortage of workers to do the installations. This caused Generac to miss earnings and lower guidance. The Fund’s position in Generac Holdings Inc. was eliminated during the period.
•	Repligen Corporation is a global life sciences company which engages in providing bio-processing technologies and solutions used in the process of manufacturing biological drugs. During the period, the company reduced its annual
Columbia Select Mid Cap Growth Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
guidance. The company is facing longer-than-expected headwinds from restrained spending and customer destocking due to demand normalization as the market for its Covid related products has dried up. This cyclical drawdown has been exacerbated by a lack of visibility on the progress of China’s economy as well as persistent fears over biotech funding.
The Fund’s notable contributors during the period
•	During the period, the growth style that was out of favor returned as investors hoped for a Fed pivot on interest rate hikes. This led to a resurgence in long duration growth names. Value stocks were also negatively affected because of the banking crisis fallout.
•	Selection within media and entertainment in the communication services sector worked favorably along with some positions in the materials sector. An overweight to the health care was also a positive factor.
•	West Pharmaceutical Services, Inc. is a designer and manufacturer of injectable pharmaceutical packaging and delivery systems (e.g., syringe plungers, stoppers, and vials), with leading market share and financial returns. West has built a dominant market share in the single vial business. Single vials are a critical component of drug suppliers, given stringent FDA regulations around contamination. West has gained a strong foothold in this space, giving it a massive scale advantage with high barriers to entry, and therefore strong pricing power. The company has had favorable results during the period that was above expectations.
•	Five Below, Inc. is an American chain of specialty discount stores that sells products that are priced at less than five dollars and a small assortment of products from $6 to $25. Revenues have been strong with the company continuing to add on new stores to its existing line up and making improvements to its supply chain. After having a weaker initial start in 2022 in the wake of the Covid ripple effects on inventory, they reported better than expected earnings as the year progressed that raised investor confidence in sales re-accelerating. They also articulated initiatives which helped drive greater sales during the holiday season. The Fund’s position in Five Below, Inc. was eliminated during the period.
•	XPO, Inc. is a less than truck load (LTL) carrier. XPO historically has underperformed their competitors due to lack of focus and a weak margin structure. However, more recently they have had a CEO change and hired executives from the market leading competitor, who are financially incentivized to improve operations. This new management team has begun to put in place initiatives that will drive a change in culture and significantly improve the margin structure of the business. The market responded favorably to these developments.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2023 — August 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,092.70	1,019.36	6.12	5.90	1.16
Advisor Class	1,000.00	1,000.00	1,094.20	1,020.62	4.80	4.63	0.91
Class C	1,000.00	1,000.00	1,088.40	1,015.58	10.05	9.70	1.91
Institutional Class	1,000.00	1,000.00	1,094.40	1,020.62	4.80	4.63	0.91
Institutional 2 Class	1,000.00	1,000.00	1,094.70	1,020.87	4.54	4.38	0.86
Institutional 3 Class	1,000.00	1,000.00	1,094.90	1,021.17	4.22	4.08	0.80
Class R	1,000.00	1,000.00	1,091.10	1,018.10	7.43	7.17	1.41
Class V	1,000.00	1,000.00	1,092.90	1,019.36	6.12	5.90	1.16
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	7

Portfolio of Investments
August 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.8%
Issuer	Shares	Value ($)
Communication Services 11.7%
Entertainment 8.8%
Activision Blizzard, Inc.	244,910	22,529,271
Endeavor Group Holdings, Inc., Class A(a)	898,829	19,675,367
Liberty Media Corp.-Liberty Formula One, Class C(a)	250,079	17,202,934
Spotify Technology SA(a)	107,651	16,575,025
Take-Two Interactive Software, Inc.(a)	277,955	39,525,201
Warner Music Group Corp., Class A	413,198	13,759,493
Total		129,267,291
Interactive Media & Services 1.0%
Pinterest, Inc., Class A(a)	556,905	15,309,319
Media 1.9%
Trade Desk, Inc. (The), Class A(a)	350,473	28,048,354
Total Communication Services		172,624,964
Consumer Discretionary 15.9%
Automobiles 0.9%
Ferrari NV	42,775	13,591,328
Hotels, Restaurants & Leisure 10.9%
Booking Holdings, Inc.(a)	11,112	34,503,093
Churchill Downs, Inc.	122,150	15,302,952
DraftKings, Inc., Class A(a)	1,395,541	41,377,791
Flutter Entertainment PLC(a)	47,647	8,676,261
Hilton Worldwide Holdings, Inc.	146,769	21,817,212
Planet Fitness, Inc., Class A(a)	280,224	17,037,619
Restaurant Brands International, Inc.	316,026	21,948,006
Total		160,662,934
Specialty Retail 2.2%
Tractor Supply Co.	147,139	32,149,871
Textiles, Apparel & Luxury Goods 1.9%
On Holding AG, Class A(a)	969,644	27,954,837
Total Consumer Discretionary		234,358,970
Consumer Staples 0.9%
Beverages 0.9%
Monster Beverage Corp.(a)	232,666	13,357,355
Total Consumer Staples		13,357,355
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.9%
Oil, Gas & Consumable Fuels 4.9%
Cameco Corp.	462,485	17,111,945
Coterra Energy, Inc.	516,191	14,551,424
Hess Corp.	266,164	41,122,338
Total		72,785,707
Total Energy		72,785,707
Financials 2.0%
Capital Markets 2.0%
LPL Financial Holdings, Inc.	126,870	29,254,953
Total Financials		29,254,953
Health Care 18.3%
Biotechnology 1.5%
Alnylam Pharmaceuticals, Inc.(a)	31,886	6,307,689
Exact Sciences Corp.(a)	196,899	16,474,539
Total		22,782,228
Health Care Equipment & Supplies 3.9%
DexCom, Inc.(a)	217,751	21,988,496
IDEXX Laboratories, Inc.(a)	55,441	28,353,082
Insulet Corp.(a)	37,966	7,278,462
Total		57,620,040
Health Care Providers & Services 3.7%
Cencora, Inc.	194,281	34,189,570
Chemed Corp.	40,532	20,729,686
Total		54,919,256
Life Sciences Tools & Services 9.2%
Bio-Techne Corp.	446,321	34,991,566
Mettler-Toledo International, Inc.(a)	9,126	11,074,219
Repligen Corp.(a)	191,805	33,356,808
Waters Corp.(a)	94,063	26,412,890
West Pharmaceutical Services, Inc.	73,171	29,773,280
Total		135,608,763
Total Health Care		270,930,287
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.0%
Aerospace & Defense 4.1%
HEICO Corp.	110,120	18,578,345
Howmet Aerospace, Inc.	352,755	17,450,790
TransDigm Group, Inc.(a)	26,845	24,263,853
Total		60,292,988
Commercial Services & Supplies 2.3%
Rollins, Inc.	863,922	34,185,394
Construction & Engineering 0.6%
WillScot Mobile Mini Holdings Corp.(a)	230,742	9,465,037
Electrical Equipment 1.3%
AMETEK, Inc.	121,736	19,418,109
Ground Transportation 3.4%
CSX Corp.	669,059	20,205,582
XPO, Inc.(a)	391,923	29,249,213
Total		49,454,795
Trading Companies & Distributors 4.3%
Ferguson PLC	74,838	12,090,827
SiteOne Landscape Supply, Inc.(a)	198,536	33,987,378
W.W. Grainger, Inc.	24,334	17,377,883
Total		63,456,088
Total Industrials		236,272,411
Information Technology 22.2%
Communications Equipment 2.2%
Arista Networks, Inc.(a)	163,092	31,840,451
IT Services 7.2%
Cloudflare, Inc.(a)	679,609	44,194,973
MongoDB, Inc.(a)	102,535	39,096,596
Snowflake, Inc., Class A(a)	146,080	22,912,648
Total		106,204,217
Semiconductors & Semiconductor Equipment 6.7%
Lam Research Corp.	63,373	44,513,195
Lattice Semiconductor Corp.(a)	301,196	29,294,323
Monolithic Power Systems, Inc.	48,618	25,340,188
Total		99,147,706
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 6.1%
BILL Holdings, Inc.(a)	67,124	7,739,397
Datadog, Inc., Class A(a)	220,304	21,254,930
Fortinet, Inc.(a)	405,705	24,427,498
HubSpot, Inc.(a)	47,381	25,894,664
Splunk, Inc.(a)	92,072	11,164,651
Total		90,481,140
Total Information Technology		327,673,514
Materials 3.1%
Chemicals 1.1%
Sherwin-Williams Co. (The)	59,686	16,217,880
Construction Materials 2.0%
Vulcan Materials Co.	138,120	30,144,690
Total Materials		46,362,570
Real Estate 1.8%
Real Estate Management & Development 1.8%
CoStar Group, Inc.(a)	330,153	27,069,245
Total Real Estate		27,069,245
Total Common Stocks (Cost $1,282,529,398)		1,430,689,976

Money Market Funds 3.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.476%(b),(c)	52,953,847	52,937,961
Total Money Market Funds (Cost $52,930,876)		52,937,961
Total Investments in Securities (Cost: $1,335,460,274)		1,483,627,937
Other Assets & Liabilities, Net		(5,804,586)
Net Assets		1,477,823,351

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
August 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.476%
	31,091,075	808,733,978	(786,892,312)	5,220	52,937,961	(19,266)	1,752,287	52,953,847
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	172,624,964	—	—	172,624,964
Consumer Discretionary	225,682,709	8,676,261	—	234,358,970
Consumer Staples	13,357,355	—	—	13,357,355
Energy	72,785,707	—	—	72,785,707
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Portfolio of Investments  (continued)
August 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Financials	29,254,953	—	—	29,254,953
Health Care	270,930,287	—	—	270,930,287
Industrials	236,272,411	—	—	236,272,411
Information Technology	327,673,514	—	—	327,673,514
Materials	46,362,570	—	—	46,362,570
Real Estate	27,069,245	—	—	27,069,245
Total Common Stocks	1,422,013,715	8,676,261	—	1,430,689,976
Money Market Funds	52,937,961	—	—	52,937,961
Total Investments in Securities	1,474,951,676	8,676,261	—	1,483,627,937
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	11

Statement of Assets and Liabilities
August 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,282,529,398)	$1,430,689,976
Affiliated issuers (cost $52,930,876)	52,937,961
Receivable for:
Investments sold	20,473,240
Capital shares sold	229,796
Dividends	923,230
Trustees’ fees	256,574
Prepaid expenses	18,895
Total assets	1,505,529,672
Liabilities
Payable for:
Investments purchased	25,211,330
Capital shares redeemed	1,952,905
Management services fees	31,264
Distribution and/or service fees	5,230
Transfer agent fees	124,102
Trustees’ fees	333,390
Other expenses	48,100
Total liabilities	27,706,321
Net assets applicable to outstanding capital stock	$1,477,823,351
Represented by
Paid in capital	1,338,790,096
Total distributable earnings (loss)	139,033,255
Total - representing net assets applicable to outstanding capital stock	$1,477,823,351
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
August 31, 2023
Class A
Net assets	$708,521,610
Shares outstanding	34,731,869
Net asset value per share	$20.40
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$21.64
Advisor Class
Net assets	$12,292,407
Shares outstanding	497,127
Net asset value per share	$24.73
Class C
Net assets	$5,493,894
Shares outstanding	413,093
Net asset value per share	$13.30
Institutional Class
Net assets	$630,491,670
Shares outstanding	26,936,074
Net asset value per share	$23.41
Institutional 2 Class
Net assets	$20,097,047
Shares outstanding	843,870
Net asset value per share	$23.82
Institutional 3 Class
Net assets	$74,690,604
Shares outstanding	3,127,521
Net asset value per share	$23.88
Class R
Net assets	$5,421,838
Shares outstanding	291,911
Net asset value per share	$18.57
Class V
Net assets	$20,814,281
Shares outstanding	1,028,371
Net asset value per share	$20.24
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$21.47
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	13

Statement of Operations
Year Ended August 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$6,396,597
Dividends — affiliated issuers	1,752,287
Interfund lending	1,297
Foreign taxes withheld	(17,209)
Total income	8,132,972
Expenses:
Management services fees	11,035,193
Distribution and/or service fees
Class A	1,721,173
Class C	55,375
Class R	24,751
Class V	49,346
Transfer agent fees
Class A	789,787
Advisor Class	12,101
Class C	6,359
Institutional Class	685,345
Institutional 2 Class	17,472
Institutional 3 Class	4,573
Class R	5,672
Class V	22,636
Trustees’ fees	44,865
Custodian fees	15,107
Printing and postage fees	79,579
Registration fees	151,040
Accounting services fees	30,090
Legal fees	30,576
Compensation of chief compliance officer	268
Other	35,295
Total expenses	14,816,603
Expense reduction	(3,980)
Total net expenses	14,812,623
Net investment loss	(6,679,651)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	42,927,243
Investments — affiliated issuers	(19,266)
Foreign currency translations	4,229
Net realized gain	42,912,206
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	118,485,157
Investments — affiliated issuers	5,220
Net change in unrealized appreciation (depreciation)	118,490,377
Net realized and unrealized gain	161,402,583
Net increase in net assets resulting from operations	$154,722,932
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations
Net investment loss	$(6,679,651)	$(12,745,786)
Net realized gain	42,912,206	10,612,745
Net change in unrealized appreciation (depreciation)	118,490,377	(647,571,881)
Net increase (decrease) in net assets resulting from operations	154,722,932	(649,704,922)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(211,060,179)
Advisor Class	—	(2,100,305)
Class C	—	(2,510,037)
Institutional Class	—	(162,847,839)
Institutional 2 Class	—	(8,803,972)
Institutional 3 Class	—	(23,347,460)
Class R	—	(1,960,122)
Class V	—	(6,008,042)
Total distributions to shareholders	—	(418,637,956)
Increase (decrease) in net assets from capital stock activity	(159,501,203)	212,842,508
Total decrease in net assets	(4,778,271)	(855,500,370)
Net assets at beginning of year	1,482,601,622	2,338,101,992
Net assets at end of year	$1,477,823,351	$1,482,601,622
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	861,326	16,270,427	1,462,100	34,861,392
Fund reorganization	—	—	727,078	14,957,282
Distributions reinvested	—	—	8,139,033	203,720,000
Shares redeemed	(5,380,692)	(99,862,583)	(6,554,585)	(143,283,045)
Net increase (decrease)	(4,519,366)	(83,592,156)	3,773,626	110,255,629
Advisor Class
Shares sold	164,270	3,742,859	139,671	3,904,665
Fund reorganization	—	—	61,087	1,517,138
Distributions reinvested	—	—	35,264	1,065,327
Shares redeemed	(110,541)	(2,454,119)	(150,115)	(4,047,003)
Net increase	53,729	1,288,740	85,907	2,440,127
Class C
Shares sold	64,522	801,631	105,087	1,550,433
Distributions reinvested	—	—	151,433	2,503,191
Shares redeemed	(156,551)	(1,906,851)	(178,899)	(2,489,140)
Net increase (decrease)	(92,029)	(1,105,220)	77,621	1,564,484
Institutional Class
Shares sold	1,341,578	29,343,336	1,168,096	32,137,960
Distributions reinvested	—	—	5,250,416	150,161,894
Shares redeemed	(3,377,891)	(72,355,317)	(4,498,134)	(113,565,009)
Net increase (decrease)	(2,036,313)	(43,011,981)	1,920,378	68,734,845
Institutional 2 Class
Shares sold	347,747	7,740,356	585,260	16,330,560
Distributions reinvested	—	—	301,920	8,776,807
Shares redeemed	(1,143,435)	(25,450,585)	(604,231)	(15,665,304)
Net increase (decrease)	(795,688)	(17,710,229)	282,949	9,442,063
Institutional 3 Class
Shares sold	553,094	12,636,963	1,129,985	33,690,941
Distributions reinvested	—	—	328,192	9,556,950
Shares redeemed	(1,229,776)	(26,537,759)	(1,065,826)	(25,416,292)
Net increase (decrease)	(676,682)	(13,900,796)	392,351	17,831,599
Class R
Shares sold	57,506	1,004,159	70,282	1,493,540
Distributions reinvested	—	—	81,682	1,869,702
Shares redeemed	(84,771)	(1,397,373)	(181,645)	(3,746,730)
Net decrease	(27,265)	(393,214)	(29,681)	(383,488)
Class V
Shares sold	5,398	96,427	26,778	657,348
Distributions reinvested	—	—	209,642	5,205,418
Shares redeemed	(62,573)	(1,172,774)	(155,777)	(2,905,517)
Net increase (decrease)	(57,175)	(1,076,347)	80,643	2,957,249
Total net increase (decrease)	(8,150,789)	(159,501,203)	6,583,794	212,842,508
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Mid Cap Growth Fund | Annual Report 2023

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Columbia Select Mid Cap Growth Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2023	$18.30	(0.11)	2.21	2.10	—	—
Year Ended 8/31/2022	$31.98	(0.18)	(7.46)	(7.64)	(6.04)	(6.04)
Year Ended 8/31/2021	$27.17	(0.24)	9.61	9.37	(4.56)	(4.56)
Year Ended 8/31/2020	$23.44	(0.14)	6.01	5.87	(2.14)	(2.14)
Year Ended 8/31/2019	$28.83	(0.07)	0.09	0.02	(5.41)	(5.41)
Advisor Class
Year Ended 8/31/2023	$22.13	(0.08)	2.68	2.60	—	—
Year Ended 8/31/2022	$37.34	(0.15)	(8.97)	(9.12)	(6.09)	(6.09)
Year Ended 8/31/2021	$31.03	(0.19)	11.12	10.93	(4.62)	(4.62)
Year Ended 8/31/2020	$26.43	(0.09)	6.83	6.74	(2.14)	(2.14)
Year Ended 8/31/2019	$31.71	(0.02)	0.20	0.18	(5.46)	(5.46)
Class C
Year Ended 8/31/2023	$12.02	(0.16)	1.44	1.28	—	—
Year Ended 8/31/2022	$23.12	(0.24)	(4.97)	(5.21)	(5.89)	(5.89)
Year Ended 8/31/2021	$20.72	(0.33)	7.09	6.76	(4.36)	(4.36)
Year Ended 8/31/2020	$18.48	(0.24)	4.62	4.38	(2.14)	(2.14)
Year Ended 8/31/2019	$23.99	(0.20)	(0.04)(e)	(0.24)	(5.27)	(5.27)
Institutional Class
Year Ended 8/31/2023	$20.95	(0.07)	2.53	2.46	—	—
Year Ended 8/31/2022	$35.68	(0.15)	(8.49)	(8.64)	(6.09)	(6.09)
Year Ended 8/31/2021	$29.83	(0.18)	10.65	10.47	(4.62)	(4.62)
Year Ended 8/31/2020	$25.49	(0.08)	6.56	6.48	(2.14)	(2.14)
Year Ended 8/31/2019	$30.80	(0.01)	0.16	0.15	(5.46)	(5.46)
Institutional 2 Class
Year Ended 8/31/2023	$21.31	(0.06)	2.57	2.51	—	—
Year Ended 8/31/2022	$36.18	(0.13)	(8.64)	(8.77)	(6.10)	(6.10)
Year Ended 8/31/2021	$30.19	(0.17)	10.79	10.62	(4.63)	(4.63)
Year Ended 8/31/2020	$25.75	(0.07)	6.65	6.58	(2.14)	(2.14)
Year Ended 8/31/2019	$31.06	0.00(f)	0.16	0.16	(5.47)	(5.47)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2023	$20.40	11.48%	1.16%	1.16%(c)	(0.59%)	152%	$708,522
Year Ended 8/31/2022	$18.30	(28.97%)	1.13%	1.13%(c)	(0.81%)	70%	$718,493
Year Ended 8/31/2021	$31.98	38.29%	1.11%(d)	1.11%(c),(d)	(0.83%)	82%	$1,134,636
Year Ended 8/31/2020	$27.17	26.66%	1.15%	1.15%(c)	(0.58%)	63%	$967,087
Year Ended 8/31/2019	$23.44	2.78%	1.17%	1.17%	(0.31%)	89%	$810,161
Advisor Class
Year Ended 8/31/2023	$24.73	11.75%	0.91%	0.91%(c)	(0.35%)	152%	$12,292
Year Ended 8/31/2022	$22.13	(28.79%)	0.88%	0.88%(c)	(0.56%)	70%	$9,813
Year Ended 8/31/2021	$37.34	38.65%	0.86%(d)	0.86%(c),(d)	(0.58%)	82%	$13,348
Year Ended 8/31/2020	$31.03	26.95%	0.90%	0.90%(c)	(0.33%)	63%	$8,071
Year Ended 8/31/2019	$26.43	3.08%	0.92%	0.92%	(0.06%)	89%	$17,075
Class C
Year Ended 8/31/2023	$13.30	10.65%	1.91%	1.91%(c)	(1.34%)	152%	$5,494
Year Ended 8/31/2022	$12.02	(29.50%)	1.88%	1.88%(c)	(1.56%)	70%	$6,073
Year Ended 8/31/2021	$23.12	37.28%	1.86%(d)	1.86%(c),(d)	(1.57%)	82%	$9,886
Year Ended 8/31/2020	$20.72	25.67%	1.90%	1.90%(c)	(1.32%)	63%	$11,759
Year Ended 8/31/2019	$18.48	2.03%	1.92%	1.92%	(1.05%)	89%	$12,863
Institutional Class
Year Ended 8/31/2023	$23.41	11.74%	0.91%	0.91%(c)	(0.35%)	152%	$630,492
Year Ended 8/31/2022	$20.95	(28.78%)	0.88%	0.88%(c)	(0.56%)	70%	$607,008
Year Ended 8/31/2021	$35.68	38.67%	0.86%(d)	0.86%(c),(d)	(0.58%)	82%	$965,229
Year Ended 8/31/2020	$29.83	26.92%	0.90%	0.90%(c)	(0.33%)	63%	$748,236
Year Ended 8/31/2019	$25.49	3.07%	0.92%	0.92%	(0.05%)	89%	$652,043
Institutional 2 Class
Year Ended 8/31/2023	$23.82	11.78%	0.86%	0.86%	(0.28%)	152%	$20,097
Year Ended 8/31/2022	$21.31	(28.75%)	0.83%	0.83%	(0.51%)	70%	$34,937
Year Ended 8/31/2021	$36.18	38.73%	0.82%(d)	0.82%(d)	(0.53%)	82%	$49,076
Year Ended 8/31/2020	$30.19	27.05%	0.84%	0.84%	(0.26%)	63%	$43,423
Year Ended 8/31/2019	$25.75	3.11%	0.84%	0.84%	0.02%	89%	$46,284
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2023	$21.35	(0.05)	2.58	2.53	—	—
Year Ended 8/31/2022	$36.23	(0.12)	(8.65)	(8.77)	(6.11)	(6.11)
Year Ended 8/31/2021	$30.22	(0.16)	10.81	10.65	(4.64)	(4.64)
Year Ended 8/31/2020	$25.77	(0.06)	6.65	6.59	(2.14)	(2.14)
Year Ended 8/31/2019	$31.07	0.02	0.16	0.18	(5.48)	(5.48)
Class R
Year Ended 8/31/2023	$16.71	(0.14)	2.00	1.86	—	—
Year Ended 8/31/2022	$29.74	(0.23)	(6.81)	(7.04)	(5.99)	(5.99)
Year Ended 8/31/2021	$25.55	(0.29)	8.97	8.68	(4.49)	(4.49)
Year Ended 8/31/2020	$22.22	(0.18)	5.65	5.47	(2.14)	(2.14)
Year Ended 8/31/2019	$27.64	(0.12)	0.07	(0.05)	(5.37)	(5.37)
Class V
Year Ended 8/31/2023	$18.16	(0.11)	2.19	2.08	—	—
Year Ended 8/31/2022	$31.78	(0.18)	(7.40)	(7.58)	(6.04)	(6.04)
Year Ended 8/31/2021	$27.02	(0.24)	9.56	9.32	(4.56)	(4.56)
Year Ended 8/31/2020	$23.33	(0.14)	5.97	5.83	(2.14)	(2.14)
Year Ended 8/31/2019	$28.71	(0.07)	0.10	0.03	(5.41)	(5.41)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2023	$23.88	11.85%	0.81%	0.81%	(0.23%)	152%	$74,691
Year Ended 8/31/2022	$21.35	(28.71%)	0.78%	0.78%	(0.46%)	70%	$81,229
Year Ended 8/31/2021	$36.23	38.80%	0.77%(d)	0.77%(d)	(0.48%)	82%	$123,615
Year Ended 8/31/2020	$30.22	27.07%	0.79%	0.79%	(0.22%)	63%	$95,842
Year Ended 8/31/2019	$25.77	3.18%	0.79%	0.79%	0.08%	89%	$86,115
Class R
Year Ended 8/31/2023	$18.57	11.13%	1.41%	1.41%(c)	(0.84%)	152%	$5,422
Year Ended 8/31/2022	$16.71	(29.11%)	1.38%	1.38%(c)	(1.06%)	70%	$5,333
Year Ended 8/31/2021	$29.74	37.94%	1.36%(d)	1.36%(c),(d)	(1.08%)	82%	$10,376
Year Ended 8/31/2020	$25.55	26.31%	1.40%	1.40%(c)	(0.82%)	63%	$7,717
Year Ended 8/31/2019	$22.22	2.56%	1.42%	1.42%	(0.55%)	89%	$10,593
Class V
Year Ended 8/31/2023	$20.24	11.45%	1.16%	1.16%(c)	(0.60%)	152%	$20,814
Year Ended 8/31/2022	$18.16	(28.96%)	1.13%	1.13%(c)	(0.81%)	70%	$19,715
Year Ended 8/31/2021	$31.78	38.32%	1.11%(d)	1.11%(c),(d)	(0.83%)	82%	$31,936
Year Ended 8/31/2020	$27.02	26.61%	1.15%	1.15%(c)	(0.57%)	63%	$25,875
Year Ended 8/31/2019	$23.33	2.83%	1.17%	1.17%	(0.31%)	89%	$23,279
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	21

Notes to Financial Statements
August 31, 2023
Note 1. Organization
Columbia Select Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
August 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
24	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2023 was 0.77% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
August 31, 2023
For the year ended August 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.11
Class V	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $3,980.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	88,207
Class C	—	1.00(b)	421
Class V	5.75	0.50 - 1.00(a)	1,733

26	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	1.20%	1.20%
Advisor Class	0.95	0.95
Class C	1.95	1.95
Institutional Class	0.95	0.95
Institutional 2 Class	0.89	0.91
Institutional 3 Class	0.85	0.86
Class R	1.45	1.45
Class V	1.20	1.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
9,279,286	(4,228)	(9,275,058)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
August 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2023			Year Ended August 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	99,503,002	319,134,954	418,637,956
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(662,659)	144,568,351
At August 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,339,059,586	159,923,170	(15,354,819)	144,568,351
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(662,659)	—	(662,659)	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2023, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2023.
Late year ordinary losses ($)	Post-October capital losses ($)
4,542,225	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,127,913,080 and $2,302,718,057, respectively, for the year ended August 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
28	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,450,000	4.48	4
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2023.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
August 31, 2023
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Mid-Cap Growth Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,794,349,761 and the combined net assets immediately after the reorganization were $1,810,824,181.
The reorganization was accomplished by a tax-free exchange of 3,006,453 shares of the Acquired Fund valued at $16,474,420 (including $299,571 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	727,078
Advisor Class	61,087
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on September 1, 2021, the Fund’s pro-forma results of operations for the year ended August 31, 2022 would have been approximately:
($)
Net investment loss	(12,840,000)
Net realized gain	16,706,000
Net change in unrealized appreciation/(depreciation)	(654,550,000)
Net decrease in net assets from operations	(650,684,000)
Note 10. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
30	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
August 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At August 31, 2023, affiliated shareholders of record owned 30.8% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly
Columbia Select Mid Cap Growth Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
August 31, 2023
(10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
32	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Select Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Mid Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	33

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
34	Columbia Select Mid Cap Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Columbia Select Mid Cap Growth Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
36	Columbia Select Mid Cap Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Select Mid Cap Growth Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Select Mid Cap Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a Board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
40	Columbia Select Mid Cap Growth Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Mid Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Select Mid Cap Growth Fund | Annual Report 2023	41

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the
42	Columbia Select Mid Cap Growth Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Select Mid Cap Growth Fund | Annual Report 2023	43

Columbia Select Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN194_08_N01_(10/23)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifteen series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2023 and August 31, 2022 are approximately as follows:

2023	2022
$533,000	$522,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2023 and August 31, 2022 are approximately as follows:

2023	2022
$25,000	$25,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended August 31, 2023 and August 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2023 and August 31, 2022 are approximately as follows:

2023	2022
$193,600	$245,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2023 and 2022 also include Tax Fees for foreign tax filings.

During the fiscal years ended August 31, 2023 and August 31, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2023 and August 31, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2023 and August 31, 2022 are approximately as follows:

2023	2022
$557,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2023 and August 31, 2022 are approximately as follows:

2023	2022
$775,600	$805,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	October 23, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	October 23, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	October 23, 2023